                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number                811-0816
                                   ---------------------------------------------

                    AMERICAN CENTURY MUTUAL FUNDS, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

               4500 MAIN STREET, KANSAS CITY, MISSOURI     64111
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

      CHARLES A. ETHERINGTON, 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code:       816-531-5575
                                                    ----------------------------

Date of fiscal year end:          10-31
                          ------------------------------------------------------

Date of reporting period:         04-30-2007
                          ------------------------------------------------------

ITEM 1. REPORTS TO STOCKHOLDERS.

[front cover]

AMERICAN CENTURY INVESTMENTS
Semiannual Report            April 30, 2007

[photo of spring]

Ultra® Fund

[american century investments logo and text logo]

OUR MESSAGE TO YOU

We have the privilege of providing you with the semiannual
report for the American Century® Ultra Fund Ultra Fund for the
six months ended April 30, 2007. We've gathered this
information to help you monitor your investment. Another
resource is our website, americancentury.com, where we post
company news, portfolio commentaries, investment views, and
other communications about portfolio strategy, personal
finance, government policy, and the markets.

Speaking of company news, American Century announced the
following leadership changes. Chief Investment Officer Mark
Mallon retired in the first quarter of 2007, after nearly a
decade at American Century. Effective January 1, 2007, former
International Equity CIO Enrique Chang became CIO with
responsibilities for the entire investment management
operation. Prior to joining American Century in 2006, Enrique worked at Munder Capital Management, serving the last four
years as president and CIO. Before that, he held a series of senior investment management positions at Vantage Global
Advisors, J. & W. Seligman and Co., and General Reinsurance
Corp.

In January 2007, President and Chief Executive Officer Bill
Lyons announced his retirement after nearly 20 years at
American Century. Chief Financial Officer Jonathan Thomas was
appointed president and CEO effective March 1, 2007. Since
2005, Jonathan has overseen American Century's financial area, with additional responsibilities in purchasing, facilities,
real estate, information technology, operations, and human
resources. Before joining American Century, Jonathan was a
managing director and global chief operating officer of Morgan
Stanley's investment division, and worked in senior leadership roles for Bank of America, Boston Financial Services, and
Fidelity Investments.

We wish to thank Mark and Bill for their many years of
distinguished service -- American Century is a stronger company as a result of their hard work. And we firmly believe their
roles in our firm have transitioned to two talented, committed, and experienced top executives.

[photo of James E. Stowers, Jr. and James E. Stowers III]

/s/James E. Stowers, Jr.
James E. Stowers, Jr.
FOUNDER AND CO-CHAIRMAN OF THE BOARD
AMERICAN CENTURY COMPANIES, INC.

/s/James E. Stowers III
James E. Stowers III
DIRECTOR
AMERICAN CENTURY COMPANIES, INC.

      Market Perspective. . . . . . . . . . . . . . . . . . . . . . . . . . 2
       U.S. Stock Index Returns . . . . . . . . . . . . . . . . . . . . . . 2

ULTRA

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Market Perspective and the
Portfolio Commentary reflect those of the portfolio management team as of the date of the report, and do not necessarily
represent the opinions of American Century or any other person in the American Century organization. Any such opinions are
subject to change at any time based upon market or other
conditions and American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by
American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century fund. Security examples are used for
representational purposes only and are not intended as
recommendations to purchase or sell securities. Performance
information for comparative indices and securities is provided to American Century by third party vendors. To the best of
American Century's knowledge, such information is accurate at the time of printing.

MARKET PERSPECTIVE

[Photo of Chief Investment Officer]

By Enrique Chang, Chief Investment Officer, American Century
Investments

STOCKS RALLIED DESPITE SLOWING ECONOMY

The major U.S. stock indexes advanced during the six months
ended April 30, 2007. Stocks gained ground despite a continued
slowdown in the U.S. economy, resulting primarily from a
further slump in the housing market. U.S. gross domestic
product (GDP) grew at an annualized rate of 2.5% in the fourth quarter of 2006, and the initial estimate of first-quarter 2007
GDP growth was just 1.3%.

In this environment, the Federal Reserve (the Fed) continued to hold short-term interest rates steady after raising them 17
times between June 2004 and June 2006. The Fed's stable
interest rate policy, combined with better-than-expected
corporate earnings, contributed to the stock market's positive sentiment during the reporting period.

Robust merger activity also supported stocks. After a total of nearly $4 trillion in mergers and acquisitions worldwide in
2006--including $750 billion in takeovers by private equity
firms--the wheeling and dealing continued in early 2007 with the largest private-equity buyout on record.

Although stocks rose for five of the six months in the
reporting period, the market suffered a sharp decline in late
February amid a drop in the Chinese stock market and growing financial problems among "subprime" lenders. Corporate profit growth also weakened toward the end of the reporting period, ending a streak of double-digit quarterly earnings growth for the companies in the S&P 500 Index that began in 2002.

MID-CAP AND VALUE OUTPERFORMED

As the accompanying table shows, mid-cap stocks led the
market's advance, followed by large-cap issues, while small-cap shares lagged. Value and growth stocks were mixed--value
modestly outperformed in the large- and mid-cap segments of the market, while small-cap growth stocks outpaced small-cap value.

The best-performing sectors of the stock market during the
period included the utilities, materials, and energy sectors, which benefited from higher commodity prices. Consumer
discretionary and financial stocks posted the weakest returns.
Consumer discretionary stocks were impacted by the modest
economic outlook, while concerns about the contagion of
subprime lending woes weighed on the financial sector.

U.S. Stock Index Returns
For the six months ended April 30, 2007*

RUSSELL 1000 INDEX (LARGE-CAP)             9.10%
Russell 1000 Growth Index                  8.42%
Russell 1000 Value Index                   9.79%

RUSSELL MIDCAP INDEX                      12.24%
Russell Midcap Growth Index               11.77%
Russell Midcap Value Index                12.78%

RUSSELL 2000 INDEX (SMALL-CAP)             6.86%
Russell 2000 Growth Index                  7.42%
Russell 2000 Value Index                   6.36%

*Total returns for periods less than one year are not
annualized.

------
2

PERFORMANCE
Ultra

Total Returns as of April 30, 2007
                                                   Average Annual Returns
                                                                     Since      Inception
                        6 months(1)   1 year   5 years  10 years   Inception      Date

INVESTOR CLASS             6.03%       1.24%    2.91%    5.45%      12.56%       11/2/81

RUSSELL 1000 GROWTH
INDEX(2)                   8.42%      12.25%    6.22%    5.32%     11.54%(3)       --

S&P 500 INDEX(2)           8.60%      15.24%    8.54%    8.05%     13.38%(3)       --

Institutional Class        6.14%       1.47%    3.12%    5.66%       5.42%      11/14/96

Advisor Class              5.87%       0.98%    2.65%    5.19%       5.30%       10/2/96

C Class
 No sales
 charge*                   5.52%       0.22%    1.88%      --        2.19%
 With sales
 charge*                   4.54%       0.22%    1.88%      --        2.19%      10/29/01

R Class                    5.75%       0.74%     --        --        5.02%       8/29/03

*Sales charges include initial contingent deferred sales
charges (CDSCs). C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. Please see the
Share Class Information page for more about the applicable
sales charges for each share class. The SEC requires that
mutual funds provide performance information net of maximum
sales charges in all cases where charges could be applied.

(1) Total returns for periods less than one year are not
annualized.

(2) Data provided by Lipper Inc. -- A Reuters Company. © 2007
Reuters. All rights reserved. Any copying, republication or
redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior
written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

    The data contained herein has been obtained from company
reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be
incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

(3) Since 10/31/81, the date nearest the Investor Class's
inception for which data are available.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and
principal value will fluctuate, and redemption value may be
more or less than original cost. To obtain performance data
current to the most recent month end, please call
1-800-345-2021 or visit americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Returns for the indices are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------
3

Ultra

Growth of $10,000 Over 10 Years

$10,000 investment made April 30, 1997

One-Year Returns Over 10 Years
Periods ended April 30
                 1998    1999     2000     2001     2002      2003     2004    2005     2006     2007
Investor
Class           39.75%  25.52%   27.06%   -26.70%  -9.83%   -14.79%   21.64%  -0.07%   10.09%   1.24%

Russell 1000
Growth Index    42.09%  26.53%   27.58%   -32.25%  -20.10%  -14.35%   21.65%   0.40%   15.18%   12.25%

S&P 500 Index   41.07%  21.82%   10.13%   -12.97%  -12.63%  -13.31%   22.88%   6.34%   15.42%   15.24%

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and
principal value will fluctuate, and redemption value may be
more or less than original cost. To obtain performance data
current to the most recent month end, please call
1-800-345-2021 or visit americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Returns for the indices are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------
4

PORTFOLIO COMMENTARY
Ultra

Portfolio Managers: Tom Telford and Wade Slome

Jerry Sullivan, a co-portfolio manager with Wade Slome when Tom
Telford joined the investment team in June 2006, shifted his responsibilities to full-time management of American Century's
Fundamental Equity portfolio in November 2006.

PERFORMANCE SUMMARY

Ultra returned 6.03%* for the six months ended April 30, 2007, trailing the 8.42% return of its benchmark, the Russell 1000
Growth Index, and the 8.60% return of the S&P 500 Index.

On an absolute basis, Ultra generated a solid gain for the
reporting period. Every sector of the portfolio produced
positive results, led by strong contributions from health care and information technology stocks.

However, the portfolio underperformed the Russell 1000 Growth
Index partly because we did not stray into mid-cap or "core"
stocks, which outperformed during the reporting period. Stock selection was also a key factor behind our underperformance.

CONSUMER STOCKS HURT RESULTS

Ultra's consumer discretionary stocks underperformed their
counterparts in the Russell 1000 Growth Index during the
reporting period. Three of the six biggest detractors from
relative performance came from this sector of the portfolio.

Slot machine maker International Game Technology (IGT), which has produced strong results for the portfolio over the past
several years, declined during the reporting period. IGT is
facing a lull in its domestic product cycle--its next
generation of slot machines is still a year or two away--and this has hurt the stock so far in 2007. However, the company is expanding overseas in places like Macau, a major Asian gaming destination, and we feel comfortable owning the stock in
advance of its next product cycle.

Another detractor was coffee retailer Starbucks, which fell
amid concerns about slowing same-store sales trends and store saturation worries domestically.

FINANCIALS AND INDUSTRIALS DETRACTED

Stock selection in the financial and industrial sectors was
also a drag on relative performance. The biggest individual
detractor from performance compared with the benchmark was
student lending company SLM, also known as Sallie Mae. Reduced subsidies to student lenders and heightened regulatory scrutiny put downward pressure on the stock, and we eliminated it from the portfolio in early 2007.

Top Ten Holdings as of April 30, 2007
                                    % of net         % of net
                                  assets as of     assets as of
                                     4/30/07         10/31/06

Cisco Systems Inc.                    4.2%             3.2%
Apple Inc.                            2.6%             2.0%
Baxter International Inc.             2.5%             1.5%
Emerson Electric Co.                  2.4%              --
Adobe Systems Inc.                    2.4%             1.6%
Stryker Corp.                         2.4%             1.7%
PepsiCo, Inc.                         2.3%             1.8%
Danaher Corp.                         2.3%             2.0%
Boeing Co.                            2.1%             1.3%
Express Scripts, Inc.                 2.0%             1.2%

*All fund returns referenced in this commentary are for
Investor Class shares. Total returns for periods less than one year are not annualized.

------
5

Ultra

In the industrial sector, airline company US Airways Group
weighed the most on relative results. When we originally
invested in this stock, the airline industry was consolidating and energy prices were steady to declining. During the
reporting period, however, energy prices rose, cutting into
airlines' profit margins, and US Airways struggled with delays in the integration of its merger with America West.

HEALTH CARE AND TELECOM ADDED VALUE

On the positive side, stock selection in the health care and telecommunication services sectors contributed favorably to
performance compared with the benchmark index. Pharmacy
benefits manager Express Scripts was the portfolio's top
relative performance contributor for the reporting period.
Express Scripts is benefiting from a shift toward generic drugs and mail order prescriptions, both of which are more efficient and cost-effective.

Another strong performer was orthopedic products maker Stryker, which was a beneficiary of strong growth in hip and knee
replacements. Stryker is well positioned to profit from
demographic trends, most notably the aging of the Baby Boomer generation.

In the telecom sector, we emphasized wireless companies outside of the U.S., such as Latin American wireless provider America
Movil and Canadian company Rogers Communications. America Movil enjoyed strong subscriber growth and expanding profit margins, while Rogers saw healthy growth in its bundled package of
cable, internet, telephone, and wireless services.

STARTING POINT FOR NEXT REPORTING PERIOD

Large-cap growth has been out of favor for the last seven
years, but recent performance trends in the market suggest that the tide may be turning toward larger growth-oriented
companies. The stocks of larger companies outperformed
smaller-company issues during the reporting period, and the
performance gap between value and growth narrowed.

Resisting the temptation to enhance performance by shifting
into mid-cap, international, and "core" stocks, we have stayed true to our mandate of investing in U.S. large-cap growth
stocks. As a result, we expect Ultra to participate fully when investors again favor larger growth companies.

Our focus, as always, is to invest in fundamentally sound
companies showing improving growth rates that we think will be rewarded.

Top Five Industries as of April 30, 2007
                                            % of net         % of net
                                          assets as of     assets as of
                                             4/30/07         10/31/06

Software                                      6.5%             5.6%
Capital Markets                               6.4%             7.5%
Health Care Equipment & Supplies              6.0%             4.6%
Communications Equipment                      5.2%             5.8%
Aerospace & Defense                           5.2%             2.9%

Types of Investments in Portfolio
                                           % of net         % of net
                                         assets as of     assets as of
                                            4/30/07         10/31/06

Domestic Common Stocks                       90.0%            89.8%
Foreign Common Stocks(1)                     9.5%             8.6%
TOTAL COMMON STOCKS                          99.5%            98.4%
Temporary Cash Investments                   0.7%             2.2%
Other Assets and Liabilities(2)             (0.2)%           (0.6)%

(1) Includes depositary shares, dual listed securities and
foreign ordinary shares.

(2) Includes securities lending collateral and other assets and liabilities.

------
6

SHAREHOLDER FEE EXAMPLE (UNAUDITED)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including
management fees; distribution and service (12b-1) fees; and
other fund expenses. This example is intended to help you
understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of
investing in other mutual funds.

The example is based on an investment of $1,000 made at the
beginning of the period and held for the entire period from
November 1, 2006 to April 30, 2007.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses
Paid During Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century fund, or Institutional Class shares of the American Century
Diversified Bond Fund, in an American Century account (i.e., not a financial intermediary or retirement plan account),
American Century may charge you a $12.50 semiannual account
maintenance fee if the value of those shares is less than
$10,000. We will redeem shares automatically in one of your
accounts to pay the $12.50 fee. In determining your total
eligible investment amount, we will include your investments in all PERSONAL ACCOUNTS (including American Century Brokerage
accounts) registered under your Social Security number.
PERSONAL ACCOUNTS include individual accounts, joint accounts,
UGMA/UTMA accounts, personal trusts, Coverdell Education
Savings Accounts and IRAs (including traditional, Roth,
Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other
retirement accounts. If you have only business, business
retirement, employer-sponsored or American Century Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your
accounts exclusively online. If you are subject to the Account
Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any
transactional costs, such as sales charges (loads) or
redemption/exchange fees. Therefore, the table is useful in
comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In
addition, if these transactional costs were included, your
costs would have been higher.

------
7

                          Beginning         Ending        Expenses Paid
                        Account Value   Account Value    During Period*      Annualized
                           11/1/06         4/30/07      11/1/06 - 4/30/07  Expense Ratio*
ACTUAL
Investor Class              $1,000        $1,060.30           $5.06             0.99%
Institutional Class         $1,000        $1,061.40           $4.04             0.79%
Advisor Class               $1,000        $1,058.70           $6.33             1.24%
C Class                     $1,000        $1,055.20          $10.14             1.99%
R Class                     $1,000        $1,057.50           $7.60             1.49%
HYPOTHETICAL
Investor Class              $1,000        $1,019.89           $4.96             0.99%
Institutional Class         $1,000        $1,020.88           $3.96             0.79%
Advisor Class               $1,000        $1,018.65           $6.21             1.24%
C Class                     $1,000        $1,014.93           $9.94             1.99%
R Class                     $1,000        $1,017.41           $7.45             1.49%

*Expenses are equal to the class's annualized expense ratio
listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

------
8

SCHEDULE OF INVESTMENTS
Ultra

APRIL 30, 2007 (UNAUDITED)

Shares                                   ($ IN THOUSANDS)                            Value

Common Stocks -- 99.5%

AEROSPACE & DEFENSE -- 5.2%
            2,626,000  Boeing Co.                                                $ 244,218
            1,206,000  Precision Castparts Corp.                                   125,557
            3,484,000  United Technologies Corp.                                   233,881
                                                                               -----------
                                                                                   603,656
                                                                               -----------
AIRLINES -- 0.4%
            1,412,000  US Airways Group Inc.(1)(2)                                  52,159
                                                                               -----------
AUTOMOBILES -- 0.7%
            1,455,000  Harley-Davidson, Inc.                                        92,131
                                                                               -----------
BEVERAGES -- 2.3%
            4,064,000  PepsiCo, Inc.                                               268,590
                                                                               -----------
BIOTECHNOLOGY -- 1.6%
            1,937,000  Amgen Inc.(1)                                               124,239
              721,000  Genentech, Inc.(1)                                           57,673
                                                                               -----------
                                                                                   181,912
                                                                               -----------
CAPITAL MARKETS -- 6.4%
            1,328,000  Franklin Resources, Inc.                                    174,380
              712,000  Goldman Sachs Group, Inc. (The)                             155,650
            2,260,000  Morgan Stanley                                              189,862
            3,389,000  T. Rowe Price Group Inc.                                    168,366
            3,309,000  TD Ameritrade Holding Corp.(1)(2)                            56,418
                                                                               -----------
                                                                                   744,676
                                                                               -----------
CHEMICALS -- 2.2%
            2,640,000  Ecolab Inc.                                                 113,494
            2,400,000  Monsanto Co.                                                141,576
                                                                               -----------
                                                                                   255,070
                                                                               -----------
COMMERCIAL SERVICES & SUPPLIES -- 1.1%
            1,563,000  Manpower Inc.                                               125,431
                                                                               -----------
COMMUNICATIONS EQUIPMENT -- 5.2%
           18,098,000  Cisco Systems Inc.(1)                                       483,940
            2,890,000  QUALCOMM Inc.                                               126,582
                                                                               -----------
                                                                                   610,522
                                                                               -----------
COMPUTERS & PERIPHERALS -- 4.4%
            3,059,000  Apple Inc.(1)                                               305,288
            4,869,000  Hewlett-Packard Co.                                         205,180
                                                                               -----------
                                                                                   510,468
                                                                               -----------
DIVERSIFIED -- 0.7%
              728,000  iShares FTSE/Xinhua China 25 Index Fund(2)                   76,615
                                                                               -----------

Shares                                   ($ IN THOUSANDS)                            Value

DIVERSIFIED FINANCIAL SERVICES -- 3.0%
              235,000  Chicago Mercantile Exchange Holdings Inc.                 $ 121,436
              491,000  IntercontinentalExchange Inc.(1)                             62,357
            2,556,000  Moody's Corp.(2)                                            169,003
                                                                               -----------
                                                                                   352,796
                                                                               -----------
ELECTRICAL EQUIPMENT -- 2.4%
            5,986,000  Emerson Electric Co.                                        281,282
                                                                               -----------
ENERGY EQUIPMENT & SERVICES -- 1.0%
            1,545,000  Schlumberger Ltd.                                           114,067
                                                                               -----------
FOOD & STAPLES RETAILING -- 2.5%
           20,262,000  Wal-Mart de Mexico, SAB de CV Series V ORD                   79,678
            4,889,000  Walgreen Co.                                                214,627
                                                                               -----------
                                                                                   294,305
                                                                               -----------
HEALTH CARE EQUIPMENT & SUPPLIES -- 6.0%
            5,100,000  Baxter International Inc.                                   288,813
            1,726,000  Medtronic, Inc.                                              91,357
            4,268,000  Stryker Corp.                                               277,164
              888,000  Varian Medical Systems, Inc.(1)                              37,482
                                                                               -----------
                                                                                   694,816
                                                                               -----------
HEALTH CARE PROVIDERS & SERVICES -- 2.8%
            2,476,000  Express Scripts, Inc.(1)                                    236,582
            1,647,000  UnitedHealth Group Incorporated                              87,390
                                                                               -----------
                                                                                   323,972
                                                                               -----------
HOTELS, RESTAURANTS & LEISURE -- 4.5%
            1,193,000  Carnival Corporation                                         58,326
              678,000  Chipotle Mexican Grill Inc. Cl A(1)(2)                       44,226
            3,026,000  International Game Technology                               115,412
            2,689,000  McDonald's Corporation                                      129,824
            1,888,000  Starbucks Corporation(1)                                     58,566
            1,866,000  Yum! Brands, Inc.                                           115,431
                                                                               -----------
                                                                                   521,785
                                                                               -----------
HOUSEHOLD DURABLES -- 1.2%
            2,441,000  Garmin Ltd.(2)                                              142,042
                                                                               -----------
HOUSEHOLD PRODUCTS -- 2.4%
            2,694,000  Colgate-Palmolive Co.                                       182,491
            1,435,000  Procter & Gamble Co. (The)                                   92,285
                                                                               -----------
                                                                                   274,776
                                                                               -----------
INSURANCE -- 1.7%
            1,842,000  Aflac Inc.                                                   94,568
            1,117,000  Ambac Financial Group, Inc.                                 102,541
                                                                               -----------
                                                                                   197,109
                                                                               -----------

------
9

Ultra

Shares                                   ($ IN THOUSANDS)                            Value

INTERNET SOFTWARE & SERVICES -- 3.5%
            1,102,000  Digital River Inc.(1)(2)                                   $ 64,500
            4,103,000  eBay Inc.(1)                                                139,256
              431,000  Google Inc. Cl A(1)                                         203,165
                                                                               -----------
                                                                                   406,921
                                                                               -----------
IT SERVICES -- 2.2%
              824,000  DST Systems, Inc.(1)(2)                                      64,313
            1,426,000  Fiserv, Inc.(1)                                              75,820
            3,218,000  Paychex, Inc.                                               119,388
                                                                               -----------
                                                                                   259,521
                                                                               -----------
LIFE SCIENCES TOOLS & SERVICES -- 2.8%
            4,541,000  Thermo Fisher Scientific Inc.(1)                            236,405
            1,573,000  Waters Corp.(1)                                              93,483
                                                                               -----------
                                                                                   329,888
                                                                               -----------
MACHINERY -- 3.0%
            3,694,000  Danaher Corp.(2)                                            262,976
            1,874,000  Dover Corp.                                                  90,177
                                                                               -----------
                                                                                   353,153
                                                                               -----------
METALS & MINING -- 2.9%
            1,165,000  Allegheny Technologies Inc.                                 127,661
            3,463,000  Rio Tinto plc ORD                                           212,761
                                                                               -----------
                                                                                   340,422
                                                                               -----------
MULTILINE RETAIL -- 3.4%
            2,958,000  Kohl's Corp.(1)                                             219,010
            3,069,000  Target Corp.                                                182,207
                                                                               -----------
                                                                                   401,217
                                                                               -----------
OIL, GAS & CONSUMABLE FUELS -- 3.6%
            2,689,000  Exxon Mobil Corp.                                           213,453
            1,319,000  Suncor Energy Inc.                                          106,180
            1,380,000  Valero Energy Corp.                                          96,917
                                                                               -----------
                                                                                   416,550
                                                                               -----------
PERSONAL PRODUCTS -- 1.2%
            3,532,000  Avon Products, Inc.                                         140,574
                                                                               -----------
PHARMACEUTICALS -- 3.2%
            3,873,000  Abbott Laboratories                                         219,289
            4,782,000  Schering-Plough Corp.                                       151,733
                                                                               -----------
                                                                                   371,022
                                                                               -----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 2.2%
              970,000  ASML Holding N.V. New York Shares(1)(2)                      26,433
            1,926,000  ASML Holding N.V. ORD(1)                                     52,559
            4,462,000  Microchip Technology Inc.(2)                                179,997
                                                                               -----------
                                                                                   258,989
                                                                               -----------

Shares                                   ($ IN THOUSANDS)                            Value

SOFTWARE -- 6.5%
            6,740,000  Adobe Systems Inc.(1)                                     $ 280,113
            3,960,000  Electronic Arts Inc.(1)                                     199,624
            5,593,000  Microsoft Corporation                                       167,454
              342,000  Nintendo Co., Ltd. ORD                                      106,347
                                                                               -----------
                                                                                   753,538
                                                                               -----------
SPECIALTY RETAIL -- 1.8%
            2,126,000  Bed Bath & Beyond Inc.(1)                                    86,613
            2,767,000  CarMax, Inc.(1)(2)                                           68,954
            1,674,000  PetSmart, Inc.(2)                                            55,560
                                                                               -----------
                                                                                   211,127
                                                                               -----------
TEXTILES, APPAREL & LUXURY GOODS -- 3.2%
            3,962,000  Coach Inc.(1)                                               193,464
            3,353,000  NIKE, Inc. Cl B                                             180,593
                                                                               -----------
                                                                                   374,057
                                                                               -----------
WIRELESS TELECOMMUNICATION SERVICES -- 2.3%
            3,445,000  America Movil, SAB de CV ADR                                180,966
            2,314,000  Rogers Communications Inc. Cl B ORD                          88,759
                                                                               -----------
                                                                                   269,725
                                                                               -----------
TOTAL COMMON STOCKS
(Cost $8,833,742)                                                               11,604,884
                                                                               -----------

Temporary Cash Investments -- 0.7%

Repurchase Agreement, Morgan Stanley Group, Inc., (collateralized by various U.S. Treasury obligations, 5.25%-8.00%, 11/15/21-2/15/29, valued at $77,768), in a joint trading account at 5.08%, dated 4/30/07, due
5/1/07 (Delivery value $76,211)
(Cost $76,200)                                                                      76,200
                                                                               -----------

Temporary Cash Investments -- Securities Lending Collateral(3)  -- 4.9%

Repurchase Agreement, BNP Paribas, (collateralized by various U.S.
Government Agency obligations in a pooled account at the lending agent),
5.29%, dated 4/30/07, due 5/1/07 (Delivery value $120,018)                         120,000

Repurchase Agreement, BNP Paribas, (collateralized by various U.S.
Government Agency obligations in a pooled account at the lending agent),
5.30%, dated 4/30/07, due 5/1/07 (Delivery value $100,015)                         100,000

Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Government Agency obligations in a pooled account at the
lending agent), 5.28%, dated 4/30/07, due 5/1/07 (Delivery value $158,318)         158,295

------
10

Ultra

Shares                                   ($ IN THOUSANDS)                            Value

Repurchase Agreement, UBS AG, (collateralized by various U.S. Government
Agency obligations in a pooled account at the lending agent), 5.31%, dated
4/30/07, due 5/1/07 (Delivery value $195,029)                                    $ 195,000
                                                                               -----------
TOTAL TEMPORARY CASH INVESTMENTS -- SECURITIES LENDING COLLATERAL
(Cost $573,295)                                                                    573,295
                                                                               -----------

Shares                                   ($ IN THOUSANDS)                            Value

TOTAL INVESTMENT SECURITIES -- 105.1%
(Cost $9,483,237)                                                              $12,254,379
                                                                               -----------
OTHER ASSETS AND LIABILITIES -- (5.1)%                                           (597,785)
                                                                               -----------
TOTAL NET ASSETS -- 100.0%                                                     $11,656,594
                                                                               ===========

Forward Foreign Currency Exchange Contracts
                                                                ($ IN THOUSANDS)
        Contracts to Sell           Settlement Date     Value      Unrealized Gain (Loss)

49,936,120          CAD for USD         5/31/07        $ 45,056            $(451)
35,308,552          Euro for USD        5/31/07         48,262             (204)
53,866,965          GBP for USD         5/31/07        107,681             (360)
6,284,250,000       JPY for USD         5/31/07         52,786              381
452,855,700         MXN for USD         5/31/07         41,363               22
                                                       --------           --------
                                                       $295,148            $(612)
                                                       ========           ========

(Value on Settlement Date $294,536)

Notes to Schedule of Investments

ADR = American Depositary Receipt

CAD = Canadian Dollar

FTSE = Financial Times Stock Exchange

GBP = British Pound

JPY = Japanese Yen

MXN = Mexican Nuevo Peso

ORD = Foreign Ordinary Share

USD = United States Dollar

(1) Non-income producing.

(2) Security, or a portion thereof, was on loan as of April 30,
2007.

(3) Investments represent purchases made by the lending agent with cash collateral received through securities lending
transactions.

The aggregate value of fair valued securities as of April 30,
2007, was $106,347 (in thousands), which represented 0.9% of total net assets.

See Notes to Financial Statements.

------
11

STATEMENT OF ASSETS AND LIABILITIES

APRIL 30, 2007 (UNAUDITED) (AMOUNTS IN THOUSANDS)

ASSETS

Investment securities, at value (cost of $8,909,942) -- including $558,354
of securities on loan                                                          $11,681,084

Investments made with cash collateral received for securities on loan, at
value (cost of $573,295)                                                           573,295
                                                                               -----------

Total investment securities, at value (cost of $9,483,237)                      12,254,379

Receivable for investments sold                                                     99,986

Receivable for forward foreign currency exchange contracts                             403

Dividends and interest receivable                                                    4,832
                                                                               -----------
                                                                                12,359,600
                                                                               -----------

LIABILITIES

Disbursements in excess of demand deposit cash                                      37,847

Payable for collateral received for securities on loan                             573,295

Payable for investments purchased                                                   81,222

Payable for capital shares redeemed                                                     31

Payable for forward foreign currency exchange contracts                              1,015

Accrued management fees                                                              9,475

Distribution fees payable                                                               60

Service fees (and distribution fees -- R Class) payable                                 61
                                                                               -----------
                                                                                   703,006
                                                                               -----------

NET ASSETS                                                                     $11,656,594
                                                                               ===========

See Notes to Financial Statements.

------
12

APRIL 30, 2007 (UNAUDITED) (AMOUNTS IN THOUSANDS EXCEPT AS NOTED)

NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus)                                        $ 7,543,495

Accumulated net investment loss                                                      (694)

Undistributed net realized gain on investment and foreign currency
transactions                                                                     1,343,279

Net unrealized appreciation on investments and translation of assets
and liabilities in foreign currencies                                            2,770,514
                                                                               -----------
                                                                               $11,656,594
                                                                               ===========

INVESTOR CLASS, $0.01 PAR VALUE ($ AND SHARES IN FULL)
Net assets                                                                 $10,900,143,683
Shares outstanding                                                             386,586,765
Net asset value per share                                                           $28.20

INSTITUTIONAL CLASS, $0.01 PAR VALUE ($ AND SHARES IN FULL)
Net assets                                                                    $472,446,386
Shares outstanding                                                              16,521,914
Net asset value per share                                                           $28.60

ADVISOR CLASS, $0.01 PAR VALUE ($ AND SHARES IN FULL)
Net assets                                                                    $276,661,585
Shares outstanding                                                               9,991,196
Net asset value per share                                                           $27.69

C CLASS, $0.01 PAR VALUE ($ AND SHARES IN FULL)
Net assets                                                                      $2,276,911
Shares outstanding                                                                  85,286
Net asset value per share                                                           $26.70

R CLASS, $0.01 PAR VALUE ($ AND SHARES IN FULL)
Net assets                                                                      $5,065,409
Shares outstanding                                                                 182,883
Net asset value per share                                                           $27.70

See Notes to Financial Statements.

------
13

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 2007 (UNAUDITED) (AMOUNTS IN THOUSANDS)

INVESTMENT INCOME (LOSS)

INCOME:

Dividends (net of foreign taxes withheld of $234)                                 $ 59,152

Interest                                                                             3,842

Securities lending                                                                   1,737
                                                                                  --------
                                                                                    64,731
                                                                                  --------

EXPENSES:

Management fees                                                                     64,439

Distribution fees:
 Advisor Class                                                                         423
 C Class                                                                                10

Service fees:
 Advisor Class                                                                         423
 C Class                                                                                 3

Distribution and service fees -- R Class                                                16

Directors' fees and expenses                                                           129

Other expenses                                                                          29
                                                                                  --------
                                                                                    65,472
                                                                                  --------

NET INVESTMENT INCOME (LOSS)                                                         (741)
                                                                                  --------

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) on investment and foreign currency transactions
(including $98,556 from affiliates)                                              1,355,877

Change in net unrealized appreciation (depreciation) on investments and
translation of assets and liabilities in foreign currencies                      (583,874)

                                                                                  --------

NET REALIZED AND UNREALIZED GAIN (LOSS)                                            772,003
                                                                                  --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                   $771,262
                                                                                  ========

See Notes to Financial Statements.

------
14

STATEMENT OF CHANGES IN NET ASSETS

SIX MONTHS ENDED APRIL 30, 2007 (UNAUDITED) AND YEAR ENDED OCTOBER 31, 2006 (AMOUNTS IN
THOUSANDS)

Increase (Decrease) in Net Assets                                     2007            2006

OPERATIONS

Net investment income (loss)                                        $(741)      $ (26,022)

Net realized gain (loss)                                         1,355,877       1,792,838

Change in net unrealized appreciation (depreciation)             (583,874)     (1,994,803)
                                                               -----------     -----------

Net increase (decrease) in net assets resulting from
operations                                                         771,262       (227,987)
                                                               -----------     -----------

DISTRIBUTIONS TO SHAREHOLDERS

From net investment income:
 Investor Class                                                         --        (22,728)
 Institutional Class                                                    --         (4,891)

From net realized gains:
 Investor Class                                                  (903,915)              --
 Institutional Class                                              (69,893)              --
 Advisor Class                                                    (26,545)              --
 C Class                                                             (211)              --
 R Class                                                             (579)              --
                                                               -----------     -----------

Decrease in net assets from distributions                      (1,001,143)        (27,619)
                                                               -----------     -----------

CAPITAL SHARE TRANSACTIONS

Net increase (decrease) in net assets from capital share
transactions                                                   (3,086,419)     (5,789,519)
                                                               -----------     -----------

NET INCREASE (DECREASE) IN NET ASSETS                          (3,316,300)     (6,045,125)

NET ASSETS

Beginning of period                                             14,972,894      21,018,019
                                                               -----------     -----------

End of period                                                  $11,656,594     $14,972,894
                                                               ===========     ===========

Accumulated undistributed net investment income (loss)              $(694)             $47
                                                               ===========     ===========

See Notes to Financial Statements.

------
15

NOTES TO FINANCIAL STATEMENTS

APRIL 30, 2007 (UNAUDITED) (AMOUNTS IN THOUSANDS)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Mutual Funds, Inc. (the
corporation) is registered under the Investment Company Act of
1940 (the 1940 Act) as an open-end management investment
company. Ultra Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act.
The fund's investment objective is to seek long-term capital growth. The fund pursues this objective by investing primarily in equity securities. The fund generally invests in equity
securities of large companies, but may invest in companies of any size. The following is a summary of the fund's significant accounting policies.

MULTIPLE CLASS -- The fund is authorized to issue the Investor
Class, the Institutional Class, the Advisor Class, the C Class
and the R Class. The C Class may be subject to a contingent
deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. All shares of the fund
represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.
Income, non-class specific expenses, and realized and
unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

SECURITY VALUATIONS -- Securities traded primarily on a
principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local
convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued
through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued
through a commercial pricing service or at amortized cost,
which approximates fair value. Securities traded on foreign
securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New
York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to
materially change the net asset value, that security would be valued at fair value as determined in accordance with
procedures adopted by the Board of Directors. If the fund
determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned
above do not reflect the security's fair value, such security is valued at its fair value as determined by, or in accordance with procedures adopted by, the Board of Directors or its
designee if such fair value determination would materially
impact a fund's net asset value. Certain other circumstances may cause the fund to fair value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market
holiday and no trading will commence.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are
determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes
withheld, if any, is recorded as of the ex-dividend date.
Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

SECURITIES ON LOAN -- The fund may lend portfolio securities through its lending agent to certain approved borrowers in
order to earn additional income. The fund continues to
recognize any gain or loss in the market price of the
securities loaned and records any interest earned or dividends declared.

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities
initially expressed in foreign currencies are translated into
U.S. dollars at prevailing exchange rates at period end.
Purchases and sales of investment securities, dividend and
interest income, and certain expenses are translated at the
rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than
investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from
changes in currency exchange rates.

------
16

APRIL 30, 2007 (UNAUDITED) (AMOUNTS IN THOUSANDS)

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment
securities are a component of realized gain (loss) on
investment transactions and unrealized appreciation
(depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund
records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The fund may
enter into forward foreign currency exchange contracts to
facilitate transactions of securities denominated in a foreign currency or to hedge the fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of
foreign currency underlying all contractual commitments held by the fund and the resulting unrealized appreciation or
depreciation are determined daily using prevailing exchange
rates. The fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract.
Additionally, losses may arise if the counterparties do not
perform under the contract terms.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase
agreements with institutions that American Century Investment
Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of
Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the
custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities
transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase
agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management
agreements with ACIM or American Century Global Investment
Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by
U.S. Treasury or Agency obligations.

INCOME TAX STATUS -- It is the fund's policy to distribute
substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated
investment company under provisions of the Internal Revenue
Code. Accordingly, no provision has been made for federal or state income taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

INDEMNIFICATIONS -- Under the corporation's organizational
documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their
duties to the fund. In addition, in the normal course of
business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these
arrangements is unknown as this would involve future claims
that may be made against the fund. The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the
United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

------
17

APRIL 30, 2007 (UNAUDITED) (AMOUNTS IN THOUSANDS)

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a
Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in
exchange for a single, unified management fee (the fee). The
Agreement provides that all expenses of the fund, except
brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and
extraordinary expenses, will be paid by ACIM. The fee is
computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account all of the investment advisor's assets under management in the
fund's investment strategy (strategy assets) to calculate the appropriate fee rate for the fund. The strategy assets include the fund's assets and the assets of other clients of the
investment advisor that are not in the American Century family of funds, but that have the same investment team and investment strategy. The annual management fee schedule for the fund
ranges from 0.80% to 1.00% for the Investor Class, C Class and
R Class. The Institutional Class is 0.20% less and the Advisor
Class is 0.25% less at each point within the range. The
effective annual management fee for each class of the fund for the six months ended April 30, 2007 was 0.99%, 0.79%, 0.74%,
0.99% and 0.99% for the Investor Class, Institutional Class,
Advisor Class, C Class and R Class, respectively.

DISTRIBUTION AND SERVICE FEES -- The Board of Directors has
adopted a Master Distribution and Shareholder Services Plan for
the Advisor Class (the Advisor Class plan) and a separate
Master Distribution and Individual Shareholder Services Plan
for each of the C Class and R Class (collectively with the
Advisor Class plan, the plans), pursuant to Rule 12b-1 of the
1940 Act. The plans provide that the Advisor Class will pay
American Century Investment Services, Inc. (ACIS) an annual
distribution fee of 0.25% and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution fee of 0.75% and service fee of 0.25%. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of the classes including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with
respect to shares of the fund. The service fee provides
compensation for shareholder and administrative services
rendered by ACIS, its affiliates or independent third party
providers for Advisor Class shares and for individual
shareholder services rendered by broker/dealers or other
independent financial intermediaries for C Class and R Class shares. Fees incurred under the plans during the six months
ended April 30, 2007, are detailed in the Statement of
Operations.

RELATED PARTIES -- Certain officers and directors of the
corporation are also officers and/or directors, and, as a
group, controlling stockholders of American Century Companies,
Inc. (ACC), the parent of the corporation's investment advisor,
ACIM, the distributor of the corporation, ACIS, and the
corporation's transfer agent, American Century Services, LLC.

Beginning in December 2006, the fund was eligible to invest in a money market fund for temporary purposes, which was managed by J.P. Morgan Investment Management, Inc. (JPMIM). JPMIM is a
wholly owned subsidiary of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC. The fund has a bank line of credit agreement and securities lending agreement with JPMorgan Chase
Bank (JPMCB). JPMCB is a custodian of the fund and a wholly
owned subsidiary of JPM.

3. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, excluding
short-term investments, for the six months ended April 30,
2007, were $4,139,551 and $8,044,174, respectively.

------
18

APRIL 30, 2007 (UNAUDITED) (AMOUNTS IN THOUSANDS)

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the fund were as follows:

                                            Six months ended                    Year ended
                                              April 30, 2007              October 31, 2006
                                      Shares          Amount       Shares           Amount
INVESTOR CLASS/SHARES
AUTHORIZED                         3,500,000                    3,500,000
                                   =========                    =========
Sold                                   8,751       $ 243,334       29,695        $ 873,712
Issued in reinvestment of
distributions                         31,578         862,411          700           21,649
Redeemed                           (125,954)     (3,494,225)    (209,516)      (6,089,943)
                                   ---------    ------------    ---------     ------------
                                    (85,625)     (2,388,480)    (179,121)      (5,194,582)
                                   ---------    ------------    ---------     ------------
INSTITUTIONAL CLASS/SHARES
AUTHORIZED                           200,000                      200,000
                                   =========                    =========
Sold                                   1,708          48,160        9,336          278,796
Issued in reinvestment of
distributions                          2,452          67,877          152            4,743
Redeemed                            (24,793)       (688,371)     (22,047)        (649,002)
                                   ---------    ------------    ---------     ------------
                                    (20,633)       (572,334)     (12,559)        (365,463)
                                   ---------    ------------    ---------     ------------
ADVISOR CLASS/SHARES AUTHORIZED      100,000                      100,000
                                   =========                    =========
Sold                                     759          20,772        3,456          100,324
Issued in reinvestment of
distributions                            963          25,823           --               --
Redeemed                             (6,146)       (167,561)     (11,402)        (328,494)
                                   ---------    ------------    ---------     ------------
                                     (4,424)       (120,966)      (7,946)        (228,170)
                                   ---------    ------------    ---------     ------------
C CLASS/SHARES AUTHORIZED            100,000                      100,000
                                   =========                    =========
Sold                                       6             148           23              663
Issued in reinvestment of
distributions                              7             195           --               --
Redeemed                                (51)         (1,342)        (100)          (2,821)
                                   ---------    ------------    ---------     ------------
                                        (38)           (999)         (77)          (2,158)
                                   ---------    ------------    ---------     ------------
R CLASS/SHARES AUTHORIZED             50,000                       50,000
                                   =========                    =========
Sold                                      28             755          164            4,791
Issued in reinvestment of
distributions                             21             552           --               --
Redeemed                               (183)         (4,947)        (138)          (3,937)
                                   ---------    ------------    ---------     ------------
                                       (134)         (3,640)           26              854
                                   ---------    ------------    ---------     ------------
Net increase (decrease)            (110,854)    $(3,086,419)    (199,677)     $(5,789,519)
                                   =========    ============    =========     ============

5. AFFILIATED COMPANY TRANSACTIONS (SHARES IN FULL)

If a fund's holding represents ownership of 5% or more of the voting securities of a company, the company is affiliated as defined in the 1940 Act. A summary of transactions for each
company which is or was an affiliate at or during the six
months ended April 30, 2007 follows:

                                                                                              April 30, 2007
                        Share
                      Balance     Purchase        Sales     Realized    Dividend          Share       Market
                     10/31/06         Cost         Cost  Gain (Loss)      Income        Balance        Value
CarMax,
Inc.(1)(2)(3)       5,052,195           --     $ 95,155      $84,059          --      2,767,000     $ 68,954
Digital River
Inc.(1)(2)(3)       2,256,000           --       50,247       14,497          --      1,102,000       64,500
                                  --------     --------     --------    --------                    --------
                                        --     $145,402      $98,556          --                    $133,454
                                  ========     ========     ========    ========                    ========

(1) Company was not an affiliate at April 30, 2007.

(2) Non-income producing.

(3) Security, or a portion thereof, was on loan as of April 30,
2007.

------
19

APRIL 30, 2007 (UNAUDITED) (AMOUNTS IN THOUSANDS)

6. SECURITIES LENDING

As of April 30, 2007, securities in the fund valued at $558,354 were on loan through the lending agent, JPMCB, to certain
approved borrowers. JPMCB receives and maintains collateral in the form of cash and/or acceptable securities as approved by
ACIM. Cash collateral is invested in authorized investments by the lending agent in a pooled account. The value of cash
collateral received at period end is disclosed in the Statement of Assets and Liabilities and investments made with the cash by the lending agent are listed in the Schedule of Investments.
Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of
business on the next business day. The total value of all
collateral received, at this date, was $573,295. The fund's
risks in securities lending are that the borrower may not
provide additional collateral when required or return the
securities when due. If the borrower defaults, receipt of the collateral by the fund may be delayed or limited.

7. BANK LINE OF CREDIT

The fund, along with certain other funds managed by ACIM or
ACGIM, has a $500 million unsecured bank line of credit
agreement with JPMCB. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions.
Borrowings under the agreement bear interest at the Federal
Funds rate plus 0.40%. The fund did not borrow from the line during the six months ended April 30, 2007.

8. FEDERAL TAX INFORMATION

The book-basis character of distributions made during the year from net investment income or net realized gains may differ
from their ultimate characterization for federal income tax
purposes. These differences reflect the differing character of certain income items and net realized gains and losses for
financial statement and tax purposes, and may result in
reclassification among certain capital accounts on the
financial statements.

As of April 30, 2007, the components of investments for federal income tax purposes were as follows:

Federal tax cost of investments                                $9,497,153
                                                               ==========

Gross tax appreciation of investments                          $2,785,988

Gross tax depreciation of investments                            (28,762)
                                                               ----------

Net tax appreciation (depreciation) of investments             $2,757,226
                                                               ==========

The difference between book-basis and tax-basis cost and
unrealized appreciation (depreciation) is attributable
primarily to the tax deferral of losses on wash sales and
return of capital dividends.

9. RECENTLY ISSUED ACCOUNTING STANDARDS

In June 2006, the Financial Accounting Standards Board (FASB)
issued Interpretation No. 48, "Accounting for Uncertainty in
Income Taxes -- an Interpretation of FASB Statement No. 109"
(FIN 48). FIN 48 establishes a minimum threshold for financial statement recognition of the benefit of positions taken in
filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax
disclosures. FIN 48 is effective for fiscal years beginning
after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. The FASB issued
Statement of Financial Accounting Standards No. 157, "Fair
Value Measurements" (FAS 157), in September 2006, which is
effective for fiscal years beginning after November 15, 2007.
FAS 157 defines fair value, establishes a framework for
measuring fair value and expands the required financial
statement disclosures about fair value measurements. Management is currently evaluating the impact of adopting FIN 48 and FAS
157.

------
20

FINANCIAL HIGHLIGHTS
Ultra

Investor Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
                            2007(1)       2006      2005       2004       2003        2002

PER-SHARE DATA

Net Asset Value,
Beginning of Period          $28.55     $29.02    $27.17     $26.01     $21.83      $25.09
                             ------     ------    ------     ------     ------      ------

Income From
Investment Operations

 Net Investment
 Income
 (Loss)(2)                    --(3)     (0.06)      0.02     (0.05)     (0.02)        0.06

 Net Realized
 and Unrealized
 Gain (Loss)                   1.66     (0.37)      1.83       1.21       4.26      (3.32)
                             ------     ------    ------     ------     ------      ------

 Total From
 Investment
 Operations                    1.66     (0.43)      1.85       1.16       4.24      (3.26)
                             ------     ------    ------     ------     ------      ------
Distributions

 From Net
 Investment
 Income                          --     (0.04)        --         --     (0.06)          --

 From Net
 Realized Gains              (2.01)         --        --         --         --          --
                             ------     ------    ------     ------     ------      ------

 Total
 Distributions               (2.01)     (0.04)        --         --     (0.06)          --
                             ------     ------    ------     ------     ------      ------

Net Asset Value, End
of Period                    $28.20     $28.55    $29.02     $27.17     $26.01      $21.83
                             ======     ======    ======     ======     ======      ======

TOTAL RETURN(4)               6.03%    (1.51)%     6.81%      4.46%     19.50%    (12.99)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average
Net Assets                 0.99%(5)      0.99%     0.99%      0.99%      1.00%       0.99%

Ratio of Net
Investment Income
(Loss) to Average
Net Assets               (0.02)%(5)    (0.15)%     0.09%    (0.20)%    (0.09)%       0.24%

Portfolio Turnover
Rate                            31%        62%       33%        34%        82%         92%

Net Assets, End of
Period (in millions)        $10,900    $13,482   $18,904    $20,708    $21,341     $18,616

(1) Six months ended April 30, 2007 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for
periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense
differences because of the impact of calculating the net asset value to two decimal places. If net asset values were
calculated to three decimal places, the total return
differences would more closely reflect the class expense
differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and
another.

(5) Annualized.

See Notes to Financial Statements.

------
21

Ultra

Institutional Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
                         2007(1)           2006          2005           2004        2003         2002

PER-SHARE DATA

Net Asset Value,
Beginning of Period       $28.90         $29.38        $27.44         $26.22      $22.02       $25.24
                        --------       --------      --------       --------    --------     --------

Income From
Investment
Operations

 Net
 Investment
 Income
 (Loss)(2)                  0.03          --(3)          0.07          --(3)        0.02         0.11

 Net Realized
 and
 Unrealized
 Gain (Loss)                1.68         (0.38)          1.87           1.22        4.29       (3.33)
                        --------       --------      --------       --------    --------     --------

 Total From
 Investment
 Operations                 1.71         (0.38)          1.94           1.22        4.31       (3.22)
                        --------       --------      --------       --------    --------     --------
Distributions

 From Net
 Investment
 Income                       --         (0.10)            --             --      (0.11)           --

 From Net
 Realized
 Gains                    (2.01)             --            --             --          --           --
                        --------       --------      --------       --------    --------     --------

 Total
 Distributions            (2.01)         (0.10)            --             --      (0.11)           --
                        --------       --------      --------       --------    --------     --------

Net Asset Value,
End of Period             $28.60         $28.90        $29.38         $27.44      $26.22       $22.02
                        ========       ========      ========       ========    ========     ========

TOTAL RETURN(4)            6.14%        (1.33)%         7.07%          4.65%      19.66%     (12.76)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average
Net Assets              0.79%(5)          0.79%         0.79%          0.79%       0.80%        0.79%

Ratio of Net
Investment Income
(Loss) to Average
Net Assets              0.18%(5)          0.05%         0.29%          0.00%       0.11%        0.44%

Portfolio Turnover
Rate                         31%            62%           33%            34%         82%          92%

Net Assets, End of
Period (in
thousands)              $472,446     $1,073,767    $1,460,343     $1,055,145    $822,333     $556,316

(1) Six months ended April 30, 2007 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for
periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense
differences because of the impact of calculating the net asset value to two decimal places. If net asset values were
calculated to three decimal places, the total return
differences would more closely reflect the class expense
differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and
another.

(5) Annualized.

See Notes to Financial Statements.

------
22

Ultra

Advisor Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
                         2007(1)         2006         2005         2004         2003        2002

PER-SHARE DATA

Net Asset Value,
Beginning of Period       $28.11       $28.61       $26.85       $25.77       $21.62      $24.92
                        --------     --------     --------     --------     --------    --------

Income From
Investment
Operations

 Net
 Investment
 Income
 (Loss)(2)                (0.04)       (0.13)       (0.05)       (0.12)       (0.08)       --(3)

 Net Realized
 and
 Unrealized
 Gain (Loss)                1.63       (0.37)         1.81         1.20         4.24      (3.30)
                        --------     --------     --------     --------     --------    --------

 Total From
 Investment
 Operations                 1.59       (0.50)         1.76         1.08         4.16      (3.30)
                        --------     --------     --------     --------     --------    --------
Distributions

 From Net
 Investment
 Income                       --           --           --           --       (0.01)          --

 From Net
 Realized
 Gains                    (2.01)           --           --           --           --          --
                        --------     --------     --------     --------     --------    --------

 Total
 Distributions            (2.01)           --           --           --       (0.01)          --
                        --------     --------     --------     --------     --------    --------

Net Asset Value,
End of Period             $27.69       $28.11       $28.61       $26.85       $25.77      $21.62
                        ========     ========     ========     ========     ========    ========

TOTAL RETURN(4)            5.87%      (1.75)%        6.55%        4.19%       19.24%    (13.24)%

RATIOS/SUPPLEMENTAL DATA

Ratio of
Operating
Expenses to
Average Net Assets      1.24%(5)        1.24%        1.24%        1.24%        1.25%       1.24%

Ratio of Net
Investment Income
(Loss) to Average
Net Assets            (0.27)%(5)      (0.40)%      (0.16)%      (0.45)%      (0.34)%     (0.01)%

Portfolio
Turnover Rate                31%          62%          33%          34%          82%         92%

Net Assets, End
of
Period (in
thousands)              $276,662     $405,173     $639,792     $738,032     $643,144    $391,968

(1) Six months ended April 30, 2007 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for
periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense
differences because of the impact of calculating the net asset value to two decimal places. If net asset values were
calculated to three decimal places, the total return
differences would more closely reflect the class expense
differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and
another.

(5) Annualized.

See Notes to Financial Statements.

------
23

Ultra

C Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
                            2007(1)       2006      2005       2004       2003        2002

PER-SHARE DATA

Net Asset Value,
Beginning of Period          $27.26     $27.96    $26.44     $25.57     $21.59      $25.09
                            -------    -------   -------    -------    -------     -------

Income From
Investment Operations

 Net Investment
 Income
 (Loss)(2)                   (0.13)     (0.34)    (0.26)     (0.32)     (0.26)      (0.19)

 Net Realized
 and Unrealized
 Gain (Loss)                   1.58     (0.36)      1.78       1.19       4.24      (3.31)
                            -------    -------   -------    -------    -------     -------

 Total From
 Investment
 Operations                    1.45     (0.70)      1.52       0.87       3.98      (3.50)
                            -------    -------   -------    -------    -------     -------
Distributions

 From Net
 Realized Gains              (2.01)         --        --         --         --          --
                            -------    -------   -------    -------    -------     -------

Net Asset Value, End
of Period                    $26.70     $27.26    $27.96     $26.44     $25.57      $21.59
                            =======    =======   =======    =======    =======     =======

TOTAL RETURN(3)               5.52%    (2.50)%     5.75%      3.40%     18.43%    (13.95)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average
Net Assets                 1.99%(4)      1.99%     1.99%      1.99%      2.00%       1.99%

Ratio of Net
Investment Income
(Loss) to Average
Net Assets               (1.02)%(4)    (1.15)%   (0.91)%    (1.20)%    (1.09)%     (0.76)%

Portfolio Turnover
Rate                            31%        62%       33%        34%        82%         92%

Net Assets, End of
Period (in thousands)        $2,277     $3,342    $5,601     $4,836     $2,232        $502

(1) Six months ended April 30, 2007 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset value to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset
values to two decimal places is made in accordance with SEC
guidelines and does not result in any gain or loss of value
between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------
24

Ultra

R Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
                                 2007(1)       2006          2005       2004       2003(2)

PER-SHARE DATA

Net Asset Value,
Beginning of Period               $28.15     $28.72        $27.01     $25.99        $24.87
                                 -------    -------       -------    -------       -------

Income From Investment
Operations

 Net Investment
 Income (Loss)(3)                 (0.07)     (0.21)        (0.12)     (0.22)        (0.04)

 Net Realized and
 Unrealized Gain
 (Loss)                             1.63     (0.36)          1.83       1.24          1.16
                                 -------    -------       -------    -------       -------

 Total From
 Investment
 Operations                         1.56     (0.57)          1.71       1.02          1.12
                                 -------    -------       -------    -------       -------
Distributions

 From Net Realized
 Gains                            (2.01)         --            --         --            --
                                 -------    -------       -------    -------       -------

Net Asset Value, End of
Period                            $27.70     $28.15        $28.72     $27.01        $25.99
                                 =======    =======       =======    =======       =======

TOTAL RETURN(4)                    5.75%    (1.98)%         6.33%      3.92%         4.50%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average Net
Assets                          1.49%(5)      1.49%      1.44%(6)      1.49%      1.50%(5)

Ratio of Net Investment
Income (Loss) to Average
Net Assets                    (0.52)%(5)    (0.65)%    (0.36)%(6)    (0.70)%    (0.81)%(5)

Portfolio Turnover Rate              31%        62%           33%        34%        82%(7)

Net Assets, End of Period
(in thousands)                    $5,065     $8,922        $8,367     $4,545            $3

(1) Six months ended April 30, 2007 (unaudited).

(2) August 29, 2003 (commencement of sale) through October 31,
2003.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for
periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense
differences because of the impact of calculating the net asset value to two decimal places. If net asset values were
calculated to three decimal places, the total return
differences would more closely reflect the class expense
differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and
another.

(5) Annualized.

(6) During the year ended October 31, 2005, the class received a partial reimbursement of its distribution and service fee.
Had fees not been reimbursed the annualized ratio of operating expenses to average net assets and annualized ratio of net
investment income (loss) to average net assets would have been
1.49% and (0.41)%, respectively.

(7) Portfolio turnover is calculated at the fund level.
Percentage indicated was calculated for the year ended October
31, 2003.

See Notes to Financial Statements.

------
25

SHARE CLASS INFORMATION

Five classes of shares are authorized for sale by the fund:
Investor Class, Institutional Class, Advisor Class, C Class and
R Class. The total expense ratio of Institutional Class shares is lower than that of Investor Class shares. The total expense ratios of Advisor Class, C Class and R Class shares are higher than that of Investor Class shares.

INVESTOR CLASS shares are available for purchase in two ways:
1) directly from American Century without any commissions or other fees; or 2) through certain financial intermediaries
(such as banks, broker-dealers, insurance companies and
investment advisors), which may require payment of a
transaction fee to the financial intermediary.

INSTITUTIONAL CLASS shares are available to large investors
such as endowments, foundations, and retirement plans, and to financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million ($3 million for endowments and foundations) in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the unified management fee of Institutional
Class shares is 0.20% less than the unified management fee of
Investor Class shares.

ADVISOR CLASS shares are sold primarily through institutions such as investment advisors, banks, broker-dealers, insurance companies, and financial advisors. Advisor Class shares are
subject to a 0.50% annual Rule 12b-1 distribution and service fee. The total expense ratio of Advisor Class shares is 0.25%
higher than the total expense ratio of Investor Class shares.

C CLASS shares are sold primarily through employer-sponsored retirement plans and through institutions such as investment advisors, banks, broker-dealers, and insurance companies. C
Class shares redeemed within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1.00%. There is no CDSC on shares acquired through reinvestment of dividends or capital gains. The unified management fee for C Class shares is the same as for Investor Class shares. C Class shares also are subject to a Rule 12b-1 distribution and service fee of 1.00%.

R CLASS shares are sold primarily through employer-sponsored retirement plans and through institutions such as investment advisors, banks, broker-dealers, and insurance companies. The unified management fee for R Class shares is the same as for
Investor Class shares. R Class shares are subject to a 0.50%
annual Rule 12b-1 distribution and service fee.

All classes of shares represent a pro rata interest in the fund and generally have the same rights and preferences.

------
26

ADDITIONAL INFORMATION

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA or certain 403(b), 457 and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are
subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible
contributions. In such case, excess amounts of withholding
could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must
notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another
tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through
other electronic means. You have the right to revoke your
withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be
responsible for payment of estimated tax. You may incur
penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your
distribution, your address is within one of the mandatory
withholding states and you have federal income tax withheld.
State taxes will be withheld from your distribution in
accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the fund's
investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the
advisor uses in fulfilling this responsibility is available
without charge, upon request, by calling 1-800-345-2021. It is also available on American Century's website at
americancentury.com and on the Securities and Exchange
Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio
securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form
N-Q is available on the SEC's website at sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public
Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its
website at americancentury.com and, upon request, by calling
1-800-345-2021.

------
27

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for
purchase.

The RUSSELL 1000® INDEX is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest companies in the Russell 3000
Index (the 3,000 largest publicly traded U.S. companies, based on total market capitalization).

The RUSSELL 1000® GROWTH INDEX measures the performance of
those Russell 1000 Index companies (the 1,000 largest of the
3,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and
higher forecasted growth values.

The RUSSELL 1000® VALUE INDEX measures the performance of those
Russell 1000 Index companies (the 1,000 largest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower
forecasted growth values.

The RUSSELL 2000® INDEX is a market-capitalization weighted
index created by Frank Russell Company to measure the
performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL 2000® GROWTH INDEX measures the performance of
those Russell 2000 Index companies (the 2,000 smallest of the
3,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and
higher forecasted growth values.

The RUSSELL 2000® VALUE INDEX measures the performance of those
Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower
forecasted growth values.

The RUSSELL MIDCAP® INDEX measures the performance of the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL MIDCAP® GROWTH INDEX measures the performance of those Russell Midcap Index companies (the 800 smallest of the
1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and
higher forecasted growth values.

The RUSSELL MIDCAP® VALUE INDEX measures the performance of
those Russell Midcap Index companies (the 800 smallest of the
1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and
lower forecasted growth values.

The S&P 500 INDEX is a market value-weighted index of the
stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are
considered to be leading firms in dominant industries. Each
stock's weight in the index is proportionate to its market
value. Created by Standard & Poor's, it is considered to be a broad measure of U.S. stock market performance.

------
28

[back cover]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTOR SERVICES REPRESENTATIVE:
1-800-345-2021 or 816-531-5575

BUSINESS, NOT-FOR-PROFIT,
EMPLOYER-SPONSORED RETIREMENT PLANS:
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL PROFESSIONALS, INSURANCE COMPANIES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 or 816-444-3485

AMERICAN CENTURY MUTUAL FUNDS, INC.

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR
THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT
AUTHORIZED FOR DISTriBUTION TO PROSPECTIVE INVESTORS UNLESS
PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

American Century Investments                        PRSRT STD
P.O. Box 419200                                 U.S. POSTAGE
PAID
Kansas City, MO 64141-6200                       AMERICAN
CENTURY
                                                     COMPANIES

American Century Investment Services, Inc., Distributor

©2007 American Century Proprietary Holdings, Inc. All rights reserved.

The American Century Investments logo, American Century and
American Century Investments are service marks of American
Century Proprietary Holdings, Inc.

0706
SH-SAN-54782S

[cover]

AMERICAN CENTURY INVESTMENTS
Semiannual Report             April 30, 2007

Growth Fund
Focused Growth Fund
Heritage Fund
Vista(SM) Fund

[american century investments logo and text logo]

OUR MESSAGE TO YOU

We have the privilege of providing you with the semiannual
report for the American Century® Growth, Focused Growth,
Heritage and Vista funds for the six months ended April 30,
2007. We've gathered this information to help you monitor your investment. Another resource is our website,
americancentury.com, where we post company news, portfolio
commentaries, investment views, and other communications about portfolio strategy, personal finance, government policy, and the markets.

Speaking of company news, American Century announced the
following leadership changes. Chief Investment Officer Mark
Mallon retired in the first quarter of 2007, after nearly a
decade at American Century. Effective January 1, 2007, former
International Equity CIO Enrique Chang became CIO with
responsibilities for the entire investment management operation.
Prior to joining American Century in 2006, Enrique worked at
Munder Capital Management, serving the last four years as
president and CIO. Before that, he held a series of senior
investment management positions at Vantage Global Advisors, J.
& W. Seligman and Co., and General Reinsurance Corp.

In January 2007, President and Chief Executive Officer Bill
Lyons announced his retirement after nearly 20 years at
American Century. Chief Financial Officer Jonathan Thomas was
appointed president and CEO effective March 1, 2007. Since
2005, Jonathan has overseen American Century's financial area, with additional responsibilities in purchasing, facilities,
real estate, information technology, operations, and human
resources. Before joining American Century, Jonathan was a
managing director and global chief operating officer of Morgan
Stanley's investment division, and worked in senior leadership roles for Bank of America, Boston Financial Services, and
Fidelity Investments.

We wish to thank Mark and Bill for their many years of
distinguished service -- American Century is a stronger company as a result of their hard work. And we firmly believe their
roles in our firm have transitioned to two talented, committed, and experienced top executives.

[photo of James E. Stowers III and James E. Stowers, Jr.]

/s/James E. Stowers, Jr.

James E. Stowers, Jr.
FOUNDER AND CO-CHAIRMAN OF THE BOARD
AMERICAN CENTURY COMPANIES, INC.

/s/James E. Stowers III

James E. Stowers III
DIRECTOR
AMERICAN CENTURY COMPANIES, INC.

      Market Perspective . . . . . . . . . . . . . . . . . . . . . . . . . 2
       U.S. Stock Index Returns. . . . . . . . . . . . . . . . . . . . . . 2

GROWTH

FOCUSED GROWTH

HERITAGE

VISTA

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Market Perspective and each of the Portfolio Commentaries reflect those of the portfolio
management team as of the date of the report, and do not
necessarily represent the opinions of American Century or any other person in the American Century organization. Any such
opinions are subject to change at any time based upon market or other conditions and American Century disclaims any
responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment
decisions made by American Century funds are based on numerous factors, may not be relied upon as an indication of trading
intent on behalf of any American Century fund. Security
examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities.
Performance information for comparative indices and securities is provided to American Century by third party vendors. To the best of American Century's knowledge, such information is
accurate at the time of printing.

MARKET PERSPECTIVE

[photo of Chief Investment Officer]

By Enrique Chang, Chief Investment Officer, American Century
Investments

STOCKS RALLIED DESPITE SLOWING ECONOMY

The major U.S. stock indexes advanced during the six months
ended April 30, 2007. Stocks gained ground despite a continued
slowdown in the U.S. economy, resulting primarily from a
further slump in the housing market. U.S. gross domestic
product (GDP) grew at an annualized rate of 2.5% in the fourth quarter of 2006, and the initial estimate of first-quarter 2007
GDP growth was just 1.3%.

In this environment, the Federal Reserve (the Fed) continued to hold short-term interest rates steady after raising them 17
times between June 2004 and June 2006. The Fed's stable
interest rate policy, combined with better-than-expected
corporate earnings, contributed to the stock market's positive sentiment during the reporting period.

Robust merger activity also supported stocks. After a total of nearly $4 trillion in mergers and acquisitions worldwide in
2006 -- including $750 billion in takeovers by private equity firms -- the wheeling and dealing continued in early 2007 with the largest private-equity buyout on record.

Although stocks rose for five of the six months in the
reporting period, the market suffered a sharp decline in late
February amid a drop in the Chinese stock market and growing financial problems among "subprime" lenders. Corporate profit growth also weakened toward the end of the reporting period, ending a streak of double-digit quarterly earnings growth for the companies in the S&P 500 Index that began in 2002.

MID-CAP AND VALUE OUTPERFORMED

As the accompanying table shows, mid-cap stocks led the
market's advance, followed by large-cap issues, while small-cap shares lagged. Value and growth stocks were mixed -- value
modestly outperformed in the large- and mid-cap segments of the market, while small-cap growth stocks outpaced small-cap value.

The best-performing sectors of the stock market during the
period included the utilities, materials, and energy sectors, which benefited from higher commodity prices. Consumer
discretionary and financial stocks posted the weakest returns.
Consumer discretionary stocks were impacted by the modest
economic outlook, while concerns about the contagion of
subprime lending woes weighed on the financial sector.

U.S. Stock Index Returns
For the six months ended April 30, 2007*

RUSSELL 1000 INDEX (LARGE-CAP)             9.10%
Russell 1000 Growth Index                  8.42%
Russell 1000 Value Index                   9.79%

RUSSELL MIDCAP INDEX                      12.24%
Russell Midcap Growth Index               11.77%
Russell Midcap Value Index                12.78%

RUSSELL 2000 INDEX (SMALL-CAP)             6.86%
Russell 2000 Growth Index                  7.42%
Russell 2000 Value Index                   6.36%

*Total returns for periods less than one year are not
annualized.

------
2

PERFORMANCE
Growth

Total Returns as of April 30, 2007
                                                  Average Annual Returns
                                               5                    Since      Inception
                       6 months(1)    1 year   years   10 years   Inception       Date

INVESTOR CLASS            6.62%       11.49%   5.45%    6.64%      14.70%      6/30/71(2)

RUSSELL 1000 GROWTH
INDEX(3)                  8.42%       12.25%   6.22%    5.32%      N/A(4)          --

Institutional Class       6.73%       11.71%   5.66%      --        5.70%       6/16/97

Advisor Class             6.50%       11.22%   5.18%      --        5.77%        6/4/97

C Class                                                                         11/28/01
 No sales
 charge*                  6.13%       10.38%   4.43%      --        2.65%
 With sales
 charge*                  5.13%       10.38%   4.43%      --        2.65%

R Class                   6.35%       10.94%     --       --        9.52%       8/29/03

*Sales charges include initial sales charges and contingent
deferred sales charges (CDSCs), as applicable. C Class shares redeemed within 12 months of purchase are subject to a maximum
CDSC of 1.00%. Please see the Share Class Information page for more about the applicable sales charges for each share class.
The SEC requires that mutual funds provide performance
information net of maximum sales charges in all cases where
charges could be applied.

(1) Total returns for periods less than one year are not
annualized.

(2) Although the fund's actual inception date was 10/31/58,
this inception date corresponds with the investment advisor's implementation of its current investment philosophy and
practices.

(3) Data provided by Lipper Inc. - A Reuters Company. © 2007
Reuters. All rights reserved. Any copying, republication or
redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior
written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

  The data contained herein has been obtained from company
reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be
incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

(4) Benchmark began 12/29/78.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and
principal value will fluctuate, and redemption value may be
more or less than original cost. To obtain performance data
current to the most recent month end, please call
1-800-345-2021 or visit americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
3

Growth

Growth of $10,000 Over 10 Years

$10,000 investment made April 30, 1997

One-Year Returns Over 10 Years
Periods ended April 30

                1998    1999    2000     2001     2002      2003      2004     2005     2006     2007

Investor
Class          44.50%  24.48%  32.16%  -27.72%   -15.05%   -16.33%   17.74%   4.99%    13.10%   11.49%

Russell
1000 Growth
Index          42.09%  26.53%  27.58%  -32.25%   -20.10%   -14.35%   21.65%   0.40%    15.18%   12.25%

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and
principal value will fluctuate, and redemption value may be
more or less than original cost. To obtain performance data
current to the most recent month end, please call
1-800-345-2021 or visit americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
4

PORTFOLIO COMMENTARY
Growth

Portfolio Managers: Greg Woodhams and Prescott LeGard

PERFORMANCE SUMMARY

During the six months ended April 30, 2007, the Growth fund
returned 6.62%*. By comparison, the fund's benchmark, the
Russell 1000 Growth Index, returned 8.42%.

Looking at absolute returns, virtually every sector contributed positively to the portfolio's performance, with utilities and consumer discretionary shares only fractionally negative.
Relative to the benchmark, stock selection was least effective among consumer discretionary shares; consumer staples and
information technology were other notable detractors. In terms of positive contributors, holdings in the health care,
industrials, and materials sectors helped relative results
most.

CONSUMER DISCRETIONARY, STAPLES LAGGED

Stock selection among consumer discretionary shares was key to the portfolio's underperformance, particularly in the specialty retail and hotels, restaurants, and leisure industries. Top-10 detractors in this sector included Office Depot, Starbucks, and
Gap. In consumer staples, food products companies detracted
most from relative performance, led by ConAgra Foods and
Campbell Soup. We believe these holdings have produced good
financial results, but the market has yet to reward those
positive fundamentals.

Stock selection also detracted in information technology,
driven by underperformance in the software industry.
Semiconductor shares also detracted, as these stocks were hurt in late 2006 by an inventory correction and disappointing sales of cell phones and other consumer electronics that use their chips. Nevertheless, the sector was home to MEMC Electronic
Materials, a leading contributor to performance. MEMC, which supplies silicon used in the production of computer chips and solar panels, benefited from surging demand for its products and signing several long-term sales contracts.

HEALTH CARE HELPED

In health care, stock selection was most effective among
pharmaceutical names. This industry accounts for several of the portfolio's leading contributors to absolute and relative
results, behind overweight positions in Schering-Plough, Teva
Pharmaceutical, and Novo Nordisk. Schering-Plough, a top-10
holding and one of the largest

Top Ten Holdings as of April 30, 2007
                                                       % of             % of
                                                    net assets       net assets
                                                      as of             as of
                                                     4/30/07          10/31/06

Schering-Plough Corp.                                  4.0%             2.5%
Cisco Systems Inc.                                     3.2%             3.0%
Wal-Mart Stores, Inc.                                  3.2%             2.2%
Emerson Electric Co.                                   2.7%             2.5%
Apple Inc.                                             2.7%             1.1%
Boeing Co.                                             2.6%             1.7%
Wells Fargo & Co.                                      2.3%             1.0%
Goldman Sachs Group, Inc. (The)                        2.2%             1.6%
PepsiCo, Inc.                                          2.0%             2.7%
American Tower Corp. Cl A                              2.0%             0.5%

*All fund returns referenced in this commentary are for
Investor Class shares. Total returns for periods less than one year are not annualized.

------
5

Growth

overweight positions in the portfolio, was far and away the
leading contributor to absolute and relative returns,
benefiting from market share gains by its leading cholesterol franchise, among other reasons. At the same time, an
underweight position in poor-performing Johnson & Johnson made for the number-three contributor to relative results. The
company saw its drug-eluding stent business and EPO drug
franchise come under pressure, while one of its leading drug lines faces looming generic competition.

Stock selection was also effective in industrials, where global farm equipment supplier AGCO was the leading contributor. The stock benefited from its exposure to growing emerging market economies, as well as better demand from US farmers enjoying higher prices for commodities such as corn and soybeans.

Finally, one of the top contributors to absolute and relative performance was materials holding Allegheny Technologies. We liked this specialty metals firm because it's well positioned to meet increasing demand for high-performance, lightweight
metals used in manufacturing.

STARTING POINT FOR NEXT REPORTING PERIOD

Our investment process focuses on remaining fully invested in large companies that are exhibiting sustainable improvement in their businesses. We believe that active investing in such
companies will generate outperformance over time compared with the Russell 1000 Growth Index and the other funds in our
large-growth peer group.

Our sector and industry selection are primarily a result of
identifying what we believe are superior individual securities.
As of April 30, 2007, the top sector overweight positions
relative to the Russell 1000 Growth (excluding sectors
representing a tiny fraction of the index) were in financials, industrials, and health care, while the largest underweight
positions were in the consumer staples and information
technology sectors.

Top Five Industries as of April 30, 2007
                                                       % of             % of
                                                    net assets       net assets
                                                       as of            as of
                                                      4/30/07         10/31/06

Pharmaceuticals                                        8.7%             7.4%
Computers & Peripherals                                6.8%             3.8%
Electrical Equipment                                   5.7%             4.9%
Health Care Equipment & Supplies                       5.6%             4.1%
Communications Equipment                               5.6%             5.0%

Types of Investments in Portfolio
                                                       % of             % of
                                                    net assets       net assets
                                                       as of            as of
                                                      4/30/07         10/31/06

Domestic Common Stocks                                 93.8%            90.4%
Foreign Common Stocks(1)                               6.1%             9.3%
TOTAL COMMON STOCKS                                    99.9%            99.7%
Temporary Cash Investments                             0.8%             0.4%
Other Assets and Liabilities(2)                       (0.7)%           (0.1)%

(1) Includes depositary shares, dual listed securities and
foreign ordinary shares.

(2) Includes securities lending collateral and other assets and liabilities.

------
6

SCHEDULE OF INVESTMENTS
Growth

APRIL 30, 2007 (UNAUDITED)

Shares                                   ($ IN THOUSANDS)                            Value

Common Stocks -- 99.9%

AEROSPACE & DEFENSE -- 4.5%
           1,345,200  Boeing Co.                                                 $ 125,103
           1,334,900  United Technologies Corp.                                     89,612
                                                                                ----------
                                                                                   214,715
                                                                                ----------
AIRLINES -- 0.9%
           1,140,600  Continental Airlines Inc. Cl B(1)(2)                          41,700
                                                                                ----------
AUTO COMPONENTS -- 0.2%
              99,300  BorgWarner Inc.                                                7,736
                                                                                ----------
BEVERAGES -- 3.0%
             913,500  Anheuser-Busch Companies, Inc.                                44,935
           1,484,400  PepsiCo, Inc.                                                 98,104
                                                                                ----------
                                                                                   143,039
                                                                                ----------
BIOTECHNOLOGY -- 0.8%
             491,200  Cephalon, Inc.(1)(2)                                          39,104
                                                                                ----------
CAPITAL MARKETS -- 3.0%
             493,600  Goldman Sachs Group, Inc. (The)                              107,906
           1,997,700  Schwab (Charles) Corp.                                        38,196
                                                                                ----------
                                                                                   146,102
                                                                                ----------
CHEMICALS -- 0.3%
             275,500  Monsanto Co.                                                  16,252
                                                                                ----------
COMMERCIAL BANKS -- 2.3%
           3,061,500  Wells Fargo & Co.                                            109,877
                                                                                ----------
COMMERCIAL SERVICES & SUPPLIES -- 0.6%
             775,400  Waste Management, Inc.                                        29,008
                                                                                ----------
COMMUNICATIONS EQUIPMENT -- 5.6%
           5,796,500  Cisco Systems Inc.(1)                                        154,999
           1,121,600  Corning Inc.(1)                                               26,604
           1,790,300  Juniper Networks, Inc.(1)(2)                                  40,031
           1,098,500  QUALCOMM Inc.                                                 48,114
                                                                                ----------
                                                                                   269,748
                                                                                ----------
COMPUTERS & PERIPHERALS -- 6.8%
           1,315,300  Apple Inc.(1)                                                131,268
           1,992,200  Dell Inc.(1)                                                  50,223
           2,080,600  Hewlett-Packard Co.                                           87,676
           1,540,500  Network Appliance, Inc.(1)                                    57,322
                                                                                ----------
                                                                                   326,489
                                                                                ----------
DIVERSIFIED FINANCIAL SERVICES -- 1.8%
           1,647,500  JPMorgan Chase & Co.                                          85,835
                                                                                ----------

Shares                                   ($ IN THOUSANDS)                            Value

ELECTRICAL EQUIPMENT -- 5.7%
           1,801,800  Cooper Industries, Ltd. Cl A                                $ 89,658
           2,794,200  Emerson Electric Co.                                         131,299
             912,400  Roper Industries Inc.(2)                                      51,149
                                                                                ----------
                                                                                   272,106
                                                                                ----------
ENERGY EQUIPMENT & SERVICES -- 1.3%
             545,100  Cameron International Corp.(1)(2)                             35,198
             400,900  Schlumberger Ltd.                                             29,598
                                                                                ----------
                                                                                    64,796
                                                                                ----------
FOOD & STAPLES RETAILING -- 3.2%
           3,171,300  Wal-Mart Stores, Inc.                                        151,969
                                                                                ----------
FOOD PRODUCTS -- 2.4%
           1,690,700  Campbell Soup Co.(2)                                          66,106
           2,023,800  ConAgra Foods, Inc.                                           49,745
                                                                                ----------
                                                                                   115,851
                                                                                ----------
HEALTH CARE EQUIPMENT & SUPPLIES -- 5.6%
             468,200  Baxter International Inc.                                     26,514
             880,400  Becton Dickinson & Co.                                        69,279
             458,100  Cytyc Corp.(1)(2)                                             16,139
             989,800  DENTSPLY International Inc.(2)                                33,069
             303,200  DJO Inc.(1)(2)                                                11,843
             115,400  Idexx Laboratories, Inc.(1)(2)                                10,406
             249,600  Intuitive Surgical Inc.(1)(2)                                 32,363
             917,400  Medtronic, Inc.                                               48,558
             599,900  Mentor Corp.(2)                                               23,342
                                                                                ----------
                                                                                   271,513
                                                                                ----------
HEALTH CARE PROVIDERS & SERVICES -- 2.3%
             568,200  Laboratory Corp. of America Holdings(1)                       44,854
           1,040,000  UnitedHealth Group Incorporated                               55,181
             311,400  VCA Antech Inc.(1)(2)                                         12,279
                                                                                ----------
                                                                                   112,314
                                                                                ----------
HOTELS, RESTAURANTS & LEISURE -- 0.9%
             112,800  Chipotle Mexican Grill Inc. Cl B(1)                            6,759
           1,093,900  Hilton Hotels Corporation                                     37,193
                                                                                ----------
                                                                                    43,952
                                                                                ----------
HOUSEHOLD DURABLES -- 2.7%
             660,600  Mohawk Industries Inc.(1)(2)                                  59,560
           2,218,900  Newell Rubbermaid Inc.                                        68,053
                                                                                ----------
                                                                                   127,613
                                                                                ----------

------
7

Growth

Shares                                   ($ IN THOUSANDS)                            Value

HOUSEHOLD PRODUCTS -- 1.8%
           1,320,400  Procter & Gamble Co. (The)                                  $ 84,915
                                                                                ----------
INDUSTRIAL CONGLOMERATES -- 1.8%
           2,410,200  General Electric Co.                                          88,840
                                                                                ----------
INSURANCE -- 2.7%
             530,900  Ambac Financial Group, Inc.(2)                                48,737
           1,460,600  Travelers Companies, Inc. (The)                               79,018
                                                                                ----------
                                                                                   127,755
                                                                                ----------
INTERNET SOFTWARE & SERVICES -- 3.4%
           2,159,200  eBay Inc.(1)(2)                                               73,283
             188,300  Google Inc. Cl A(1)                                           88,761
                                                                                ----------
                                                                                   162,044
                                                                                ----------
IT SERVICES -- 0.8%
             976,400  Accenture Ltd. Cl A                                           38,177
                                                                                ----------
LIFE SCIENCES TOOLS & SERVICES -- 1.7%
           1,613,400  Thermo Fisher Scientific Inc.(1)(2)                           83,994
                                                                                ----------
MACHINERY -- 2.6%
           1,901,000  AGCO Corp.(1)(2)                                              79,329
             243,900  Eaton Corp.                                                   21,758
             372,500  Valmont Industries, Inc.(2)                                   23,423
                                                                                ----------
                                                                                   124,510
                                                                                ----------
MEDIA -- 1.6%
             416,500  Lamar Advertising Co. Cl A(2)                                 25,132
           1,255,900  Viacom Inc. Cl B(1)                                           51,805
                                                                                ----------
                                                                                    76,937
                                                                                ----------
METALS & MINING -- 1.1%
             469,600  Allegheny Technologies Inc.                                   51,459
                                                                                ----------
MULTILINE RETAIL -- 1.2%
             951,300  Target Corp.                                                  56,479
                                                                                ----------
OIL, GAS & CONSUMABLE FUELS -- 3.2%
             789,800  Apache Corp.                                                  57,261
             406,900  Devon Energy Corporation                                      29,651
           1,235,400  XTO Energy Inc.                                               67,044
                                                                                ----------
                                                                                   153,956
                                                                                ----------
PERSONAL PRODUCTS -- 0.3%
             401,100  Bare Escentuals Inc.(1)(2)                                    16,216
                                                                                ----------

Shares                                   ($ IN THOUSANDS)                            Value

PHARMACEUTICALS -- 8.7%
             804,200  Abbott Laboratories                                         $ 45,535
             405,100  Allergan, Inc.                                                49,098
             449,500  Roche Holding AG ORD                                          84,942
           6,057,900  Schering-Plough Corp.                                        192,218
           1,247,100  Teva Pharmaceutical Industries Ltd. ADR(2)                    47,776
                                                                                ----------
                                                                                   419,569
                                                                                ----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 5.2%
           2,115,200  Broadcom Corp. Cl A(1)(2)                                     68,850
             221,700  MEMC Electronic Materials Inc.(1)                             12,167
           4,328,400  ON Semiconductor Corp.(1)(2)                                  46,357
           2,494,700  STMicroelectronics N.V. New York Shares(2)                    48,547
           4,259,100  Teradyne, Inc.(1)                                             74,321
                                                                                ----------
                                                                                   250,242
                                                                                ----------
SOFTWARE -- 3.0%
           1,171,600  Business Objects SA ADR(1)                                    43,947
           1,099,400  Microsoft Corporation                                         32,916
           1,314,100  Oracle Corp.(1)                                               24,705
           1,333,500  THQ Inc.(1)(2)                                                44,499
                                                                                ----------
                                                                                   146,067
                                                                                ----------
SPECIALTY RETAIL -- 4.7%
             488,600  DSW Inc. Cl A(1)(2)                                           18,938
             979,200  Gap, Inc. (The)                                               17,577
           1,580,300  Home Depot, Inc. (The)                                        59,846
           2,891,000  Lowe's Companies, Inc.                                        88,349
           1,571,900  TJX Companies, Inc. (The)                                     43,840
                                                                                ----------
                                                                                   228,550
                                                                                ----------
WIRELESS TELECOMMUNICATION SERVICES -- 2.2%
           2,478,200  American Tower Corp. Cl A(1)                                  94,172
             445,570  MetroPCS Communications, Inc.(1)                              12,498
                                                                                ----------
                                                                                   106,670
                                                                                ----------
TOTAL COMMON STOCKS
(Cost $4,067,364)                                                                4,806,099
                                                                                ----------

------
8

Growth

Shares                                   ($ IN THOUSANDS)                            Value

Temporary Cash Investments -- 0.8%

Repurchase Agreement, Bank of America Securities, LLC, (collateralized by various U.S. Treasury obligations,
4.50%-4.625%, 3/31/09-11/15/16, valued at $38,414), in a
joint trading account at 5.09%, dated 4/30/07, due 5/1/07 (Delivery value
$37,505)
(Cost $37,500)                                                                    $ 37,500
                                                                                ----------

Temporary Cash Investments - Securities Lending Collateral(3) -- 6.0%

Repurchase Agreement, BNP Paribas, (collateralized by various U.S.
Government Agency obligations in a pooled account at the lending agent),
5.29%, dated 4/30/07, due 5/1/07
(Delivery value $25,004)                                                            25,000

Repurchase Agreement, BNP Paribas, (collateralized by various U.S.
Government Agency obligations in a pooled account at the lending agent),
5.30%, dated 4/30/07, due 5/1/07
(Delivery value $150,022)                                                          150,000

Shares                                   ($ IN THOUSANDS)                            Value

Repurchase Agreement, Morgan Stanley Group, Inc., (collateralized by various U.S. Government Agency obligations
in a pooled account at the lending agent), 5.23%,
dated 4/30/07, due 5/1/07 (Delivery value $115,847)                              $ 115,830
                                                                                ----------

TOTAL TEMPORARY CASH INVESTMENTS - SECURITIES LENDING COLLATERAL
(Cost $290,830)                                                                    290,830
                                                                                ----------
TOTAL INVESTMENT SECURITIES -- 106.7%
(Cost $4,395,694)                                                                5,134,429
                                                                                ----------
OTHER ASSETS AND LIABILITIES -- (6.7)%                                           (322,824)
                                                                                ----------
TOTAL NET ASSETS -- 100.0%                                                      $4,811,605
                                                                                ==========

Forward Foreign Currency Exchange Contracts

                                                              ($ IN THOUSANDS)
      Contracts to Sell          Settlement Date     Value       Unrealized Gain (Loss)

  64,278,360      CHF for USD        5/31/07        $53,370              $(76)
                                                    ========     ======================

(Value on Settlement Date $53,294)

Notes to Schedule of Investments

ADR = American Depositary Receipt
CHF = Swiss Franc
ORD = Foreign Ordinary Share
USD = United States Dollar

(1) Non-income producing.

(2) Security, or a portion thereof, was on loan as of April 30,
2007.

(3) Investments represent purchases made by the lending agent with cash collateral received through securities lending
transactions.

See Notes to Financial Statements.

------
9

PERFORMANCE
Focused Growth

Total Returns as of April 30, 2007
                                                       Average Annual Returns
                                                               Since            Inception
                               6 months(1)    1 year         Inception            Date

INVESTOR CLASS                    6.19%       8.08%            9.62%             2/28/05

BLENDED INDEX                     8.51%       13.75%           11.40%              --

RUSSELL 1000 GROWTH INDEX(2)      8.42%       12.25%           10.65%              --

S&P 500 INDEX(2)                  8.60%       15.24%           12.14%              --

(1) Total returns for periods less than one year are not
annualized.

(2) Data provided by Lipper Inc. - A Reuters Company. © 2007
Reuters. All rights reserved. Any copying, republication or
redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior
written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

  The data contained herein has been obtained from company
reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be
incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and
principal value will fluctuate, and redemption value may be
more or less than original cost. To obtain performance data
current to the most recent month end, please call
1-800-345-2021 or visit americancentury.com. The fund is
considered nondiversified and has the potential for wide
performance swings, both up and down. The fund's investment
approach may also result in high portfolio turnover, which
could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a
shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for
comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce
returns, while the total returns of the indices do not.

------
10

Focused Growth

Growth of $10,000 Over Life of Class

$10,000 investment made February 28, 2005

One-Year Returns Over Life of Class
Periods ended April 30
                                  2005*      2006     2007

Investor Class                    -3.50%    17.00%    8.08%

Blended index                     -3.66%    15.31%   13.75%

Russell 1000 Growth Index         -3.69%    15.18%   12.25%

S&P 500 Index                     -3.63%    15.42%   15.24%

*From 2/28/05, the Investor Class's inception date. Not
annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and
principal value will fluctuate, and redemption value may be
more or less than original cost. To obtain performance data
current to the most recent month end, please call
1-800-345-2021 or visit americancentury.com. The fund is
considered nondiversified and has the potential for wide
performance swings, both up and down. The fund's investment
approach may also result in high portfolio turnover, which
could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a
shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for
comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce
returns, while the total returns of the indices do not.

------
11

PORTFOLIO COMMENTARY
Focused Growth

Portfolio Managers: Greg Woodhams and Joe Reiland

PERFORMANCE SUMMARY

Focused Growth returned 6.19%* during the six months ended
April 30, 2007. By comparison, its blended benchmark returned
8.51%. The blended index's return reflects the performance of its equally weighted components, the Russell 1000 Growth Index and the S&P 500 Index, which rose 8.42% and 8.60%, respectively.

In absolute terms, every sector made a positive contribution to
Focused Growth's return for the six months except utilities;
the portfolio had no exposure to this winning sector. Relative to the index, holdings in consumer staples detracted most,
while some of the greatest positive impacts came from materials and industrials shares.

LEADING DETRACTORS

Disappointing stock selection limited Focused Growth's
performance in the consumer staples sector. Food products
companies detracted most from relative performance, led by
ConAgra Foods and Campbell Soup. We believe these holdings have produced good financial results, but the market has yet to
reward those positive fundamentals. As a result, we added to these positions on weakness.

In addition, the healthcare sector was home to some of the
portfolio's largest detractors. The top relative and absolute detractor from portfolio results was biotechnology firm Amgen, which received disappointing news on a drug in clinical trials and saw prescriptions for another drug line slow.

Focused Growth's performance was also limited by positioning in the information technology sector. The IT industries that
detracted most from relative results were semiconductors and software. A leading detractor in this space was Oracle, where we were disappointed by the margin outlook and pace of the
upgrade cycle for existing customers in one of its lines of
business.

It's also worth mentioning that the portfolio had little
exposure to energy and utilities shares, two of the
best-performing segments of the S&P 500 and Russell 1000 Growth
Indexes. So even though Focused Growth's energy holdings
outperformed this segment of its blended benchmark, our
relative lack of exposure limited relative results.

Top Ten Holdings as of April 30, 2007
                                                         % of            % of
                                                      net assets      net assets
                                                        as of           as of
                                                       4/30/07         10/31/06

Schering-Plough Corp.                                    5.3%            4.3%
Laboratory Corp. of America Holdings                     4.6%            3.1%
JPMorgan Chase & Co.                                     4.6%            1.6%
Goldman Sachs Group, Inc. (The)                          4.5%             --
Boeing Co.                                               4.4%             --
Travelers Companies, Inc. (The)                          4.4%            4.1%
Campbell Soup Co.                                        4.3%             --
Becton Dickinson & Co.                                   4.3%             --
Wal-Mart Stores, Inc.                                    4.3%             --
Accenture Ltd. Cl A                                      4.3%             --

*Total returns for periods less than one year are not
annualized.

------
12

Focused Growth

TOP CONTRIBUTORS

The number-one contributor to performance was pharmaceutical firm Schering-Plough, one of the largest positions in the
portfolio. Prior to the reporting period, the stock faced
headwinds as some investors worried about potential competition for some of its leading drug lines. But Schering benefited in recent months as those issues failed to materialize and the
company enjoyed market share gains by its cholesterol
franchise.

Another leading contributor was materials holding Allegheny
Technologies. We liked this specialty metals firm because it appeared to be well positioned to meet increasing demand for high-performance, lightweight metals used in manufacturing.

In addition, stock selection benefited performance in
industrials, home to some of our largest contributors to
relative and absolute returns. In this space, electrical
equipment firm Roper Industries was the leading contributor.
The stock reached an all-time high in the period after
reporting record earnings for the fourth quarter and all of
2006, as well as a record backlog of orders heading into 2007.
Focused Growth's return was also aided by global farm equipment supplier AGCO. The stock benefited from its exposure to growing emerging-market economies, as well as better demand from US
farmers enjoying higher prices for commodities such as corn and soybeans.

STARTING POINT FOR NEXT REPORTING PERIOD

Our investment process focuses on remaining fully invested in larger-sized companies whose revenues and earnings are growing at an accelerating pace. We believe that active investing in such companies will generate outperformance over time compared with the blended benchmark.

That said, shareholders should understand that Focused Growth is a nondiversified fund, meaning its holdings are typically limited to a core group of approximately 25-45 stocks. Stocks advancing in this concentrated portfolio, where a single
holding may account for more than 5% of assets, will have a
positive impact on performance. However, investors need to be prepared for the other side of the coin: if a large position stumbles, the effect is magnified.

Top Five Industries as of April 30, 2007
                                               % of                  % of
                                            net assets            net assets
                                               as of                 as of
                                              4/30/07              10/31/06

Health Care Providers & Services               8.5%                  3.1%
Food Products                                  8.5%                   --
Health Care Equipment & Supplies               8.4%                  7.5%
Pharmaceuticals                                5.3%                  8.2%
Capital Markets                                5.1%                   --

Types of Investments in Portfolio
                                               % of                  % of
                                            net assets            net assets
                                               as of                 as of
                                              4/30/07              10/31/06

Domestic Common Stocks                         91.7%                 91.9%
Foreign Common Stocks(1)                       6.2%                  7.1%
TOTAL COMMON STOCKS                            97.9%                 99.0%
Temporary Cash Investments                     1.5%                  0.6%
Other Assets and Liabilities(2)                0.6%                  0.4%

(1) Includes depositary shares, dual listed securities and
foreign ordinary shares.

(2) Includes securities lending collateral and other assets and liabilities.

------
13

SCHEDULE OF INVESTMENTS
Focused Growth

APRIL 30, 2007 (UNAUDITED)

Shares                                       ($ IN THOUSANDS)                        Value

Common Stocks -- 97.9%

AEROSPACE & DEFENSE -- 4.4%
                    6,431  Boeing Co.                                                $ 598
                                                                                   -------
CAPITAL MARKETS -- 5.1%
                    2,763  Goldman Sachs Group, Inc. (The)                             604
                    4,092  Schwab (Charles) Corp.                                       78
                                                                                   -------
                                                                                       682
                                                                                   -------
COMMERCIAL BANKS -- 3.4%
                   12,653  Wells Fargo & Co.                                           454
                                                                                   -------
COMMUNICATIONS EQUIPMENT -- 0.3%
                    1,838  Juniper Networks, Inc.(1)                                    41
                                                                                   -------
COMPUTERS & PERIPHERALS -- 4.7%
                    4,477  Apple Inc.(1)                                               446
                    4,986  Network Appliance, Inc.(1)                                  186
                                                                                   -------
                                                                                       632
                                                                                   -------
DIVERSIFIED FINANCIAL SERVICES -- 4.6%
                   11,799  JPMorgan Chase & Co.                                        615
                                                                                   -------
ELECTRICAL EQUIPMENT -- 0.6%
                    1,520  Cooper Industries, Ltd. Cl A                                 76
                                                                                   -------
ENERGY EQUIPMENT & SERVICES -- 1.7%
                    3,579  Cameron International Corp.(1)                              231
                                                                                   -------
FOOD & STAPLES RETAILING -- 4.3%
                   12,153  Wal-Mart Stores, Inc.                                       582
                                                                                   -------
FOOD PRODUCTS -- 8.5%
                   14,926  Campbell Soup Co.                                           585
                   22,908  ConAgra Foods, Inc.                                         563
                                                                                   -------
                                                                                     1,148
                                                                                   -------
HEALTH CARE EQUIPMENT & SUPPLIES -- 8.4%
                    7,423  Becton Dickinson & Co.                                      584
                   10,260  Medtronic, Inc.                                             543
                                                                                   -------
                                                                                     1,127
                                                                                   -------
HEALTH CARE PROVIDERS & SERVICES -- 8.5%
                    7,854  Laboratory Corp. of America Holdings(1)                     621
                    9,975  UnitedHealth Group Incorporated                             529
                                                                                   -------
                                                                                     1,150
                                                                                   -------

Shares                                       ($ IN THOUSANDS)                        Value

HOTELS, RESTAURANTS & LEISURE -- 2.9%
                   11,498  Hilton Hotels Corporation                                 $ 391
                                                                                   -------
HOUSEHOLD DURABLES -- 1.0%
                    1,483  Mohawk Industries Inc.(1)(2)                                134
                                                                                   -------
HOUSEHOLD PRODUCTS -- 3.7%
                    7,854  Procter & Gamble Co. (The)                                  505
                                                                                   -------
INSURANCE -- 4.4%
                   11,037  Travelers Companies, Inc. (The)                             597
                                                                                   -------
INTERNET SOFTWARE & SERVICES -- 3.4%
                    5,019  eBay Inc.(1)                                                170
                      628  Google Inc. Cl A(1)                                         296
                                                                                   -------
                                                                                       466
                                                                                   -------
IT SERVICES -- 4.3%
                   14,794  Accenture Ltd. Cl A                                         578
                                                                                   -------
MACHINERY -- 2.4%
                    7,798  AGCO Corp.(1)(2)                                            325
                                                                                   -------
MEDIA -- 3.0%
                    9,896  Viacom Inc. Cl B(1)                                         408
                                                                                   -------
METALS & MINING -- 1.9%
                    2,384  Allegheny Technologies Inc.(2)                              261
                                                                                   -------
MULTILINE RETAIL -- 0.7%
                    1,486  Target Corp.                                                 88
                                                                                   -------
OIL, GAS & CONSUMABLE FUELS -- 4.1%
                    7,570  Apache Corp.                                                549
                                                                                   -------
PHARMACEUTICALS -- 5.3%
                   22,366  Schering-Plough Corp.                                       710
                                                                                   -------
SOFTWARE -- 4.5%
                    6,987  Business Objects SA ADR(1)(2)                               262
                   10,171  THQ Inc.(1)                                                 339
                                                                                   -------
                                                                                       601
                                                                                   -------
SPECIALTY RETAIL -- 1.8%
                    3,945  DSW Inc. Cl A(1)(2)                                         153
                    5,357  Gap, Inc. (The)                                              96
                                                                                   -------
                                                                                       249
                                                                                   -------
TOTAL COMMON STOCKS
(Cost $12,326)                                                                      13,198
                                                                                   -------

------
14

Focused Growth

Shares                                       ($ IN THOUSANDS)                        Value

Temporary Cash Investments -- 1.5%

Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 4.375%-8.75%, 11/15/08-5/15/20, valued at
$204), in a joint trading account at 5.05%, dated 4/30/07, due 5/1/07
(Delivery value $200)
(Cost $200)                                                                          $ 200
                                                                                   -------

Shares                                       ($ IN THOUSANDS)                        Value

Temporary Cash Investments - Securities Lending Collateral(3) -- 7.2%

Repurchase Agreement, Morgan Stanley Group, Inc., (collateralized by various
U.S. Government Agency obligations), 5.23%, dated 4/30/07, due 5/1/07
(Delivery value $972)
(Cost $972)                                                                          $ 972
                                                                                   -------
TOTAL INVESTMENT SECURITIES -- 106.6%
(Cost $13,498)                                                                      14,370
                                                                                   -------
OTHER ASSETS AND LIABILITIES -- (6.6)%                                               (884)
                                                                                   -------
TOTAL NET ASSETS -- 100.0%                                                         $13,486
                                                                                   =======

Notes to Schedule of Investments

ADR = American Depositary Receipt

(1) Non-income producing.

(2) Security, or a portion thereof, was on loan as of April 30,
2007.

(3) Investments represent purchases made by the lending agent with cash collateral received through securities lending
transactions.

See Notes to Financial Statements.

------
15

PERFORMANCE
Heritage

Total Returns as of April 30, 2007
                                                  Average Annual Returns
                                                                     Since      Inception
                       6 months(1)   1 year   5 years   10 years   Inception      Date

INVESTOR CLASS           23.73%      16.06%    11.48%    10.96%     13.03%      11/10/87

RUSSELL MIDCAP
GROWTH INDEX(2)          11.77%      11.13%    11.60%    9.65%     12.56%(3)       --

RUSSELL MIDCAP
INDEX(2)                 12.24%      15.24%    14.20%    12.85%    14.41%(3)       --

Institutional Class      23.79%      16.28%    11.70%      --        9.97%       6/16/97

Advisor Class            23.54%      15.69%    11.21%      --        9.02%       7/11/97

C Class                                                                          6/26/01

 No sales
 charge*
                         23.11%      14.87%    10.38%      --        6.83%
 With sales
 charge*                 22.11%      14.87%    10.38%      --        6.83%

*Sales charges include initial sales charges and contingent
deferred sales charges (CDSCs), as applicable. C Class shares redeemed within 12 months of purchase are subject to a maximum
CDSC of 1.00%. Please see the Share Class Information page for more about the applicable sales charges for each share class.
The SEC requires that mutual funds provide performance
information net of maximum sales charges in all cases where
charges could be applied.

(1) Total returns for periods less than one year are not
annualized.

(2) Data provided by Lipper Inc. - A Reuters Company. © 2007
Reuters. All rights reserved. Any copying, republication or
redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior
written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

  The data contained herein has been obtained from company
reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be
incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

(3) Since 10/31/87, the date nearest the Investor Class's
inception for which data are available.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and
principal value will fluctuate, and redemption value may be
more or less than original cost. To obtain performance data
current to the most recent month end, please call
1-800-345-2021 or visit americancentury.com. International
investing involves special risks, such as political and
currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Returns for the indices are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------
16

Heritage

Growth of $10,000 Over 10 Years

$10,000 investment made April 30, 1997

One-Year Returns Over 10 Years
Periods ended April 30

                1998     1999     2000      2001      2002      2003      2004      2005      2006     2007

Investor
Class          35.37%   -6.05%   54.89%    -7.92%    -9.34%    -19.98%   20.31%    4.61%     47.33%   16.06%

Russell
Midcap
Growth Index   40.84%   12.33%   53.02%    -29.47%   -15.01%   -16.67%   36.14%    7.05%     28.27%   11.13%

Russell
Midcap Index   40.98%   5.93%    16.01%     0.29%    -0.70%    -14.13%   35.45%    14.62%    26.42%   15.24%

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and
principal value will fluctuate, and redemption value may be
more or less than original cost. To obtain performance data
current to the most recent month end, please call
1-800-345-2021 or visit americancentury.com. International
investing involves special risks, such as political and
currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Returns for the indices are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------
17

PORTFOLIO COMMENTARY
Heritage

Portfolio Managers: Glenn Fogle, David Hollond, and Kurt
Stalzer

In February 2007, portfolio manager David Rose left American
Century to pursue another career opportunity. Veteran American
Century mid-cap growth portfolio managers Glenn Fogle (16 years with the firm) and David Hollond (nine years) joined Kurt
Stalzer (seven years) as co-managers for Heritage.

PERFORMANCE SUMMARY

Heritage advanced 23.73%* for the six months ended April 30,
2007, surpassing both the 12.24% return of the Russell Midcap
Index and the 11.77% return of the portfolio's benchmark, the
Russell Midcap Growth Index. Heritage's gain ranked among the highest in American Century's family of funds for the period.

As discussed in the Market Perspective on page 2, a pause in
Federal Reserve (Fed) interest rate moves, strong merger
activity, and better-than-expected corporate earnings growth contributed to solid U.S. stock index gains for the six-month period, despite a slowdown in the housing market and growing problems among "subprime" lenders. Effective stock selection and overweight positions in the industrial, telecommunications services, and health care sectors, as well as an underweight position in the financials sector, contributed to the
portfolio's strong performance relative to its benchmark.
During the reporting period, the portfolio derived a meaningful portion of its returns from investments in international
holdings.

SECTOR WEIGHTINGS THAT BOOSTED RELATIVE PERFORMANCE

The portfolio reaped rewards from its largest sector
overweight, telecommunications services. Our focus within the sector was wireless telecommunications. NII Holdings, our
biggest holding, and Millicom International Cellular combined accounted for nearly 13% of the portfolio's average weight for the six-month period. Both provide cellular service in
burgeoning foreign markets, and each contributed significantly to relative fund performance. These companies have continued to experience strong demand, and reflect Heritage's focus on
companies with accelerating financial growth and share price momentum.

An underweight position in the financials sector benefited
portfolio performance during the period, as a softening housing market and concerns surrounding subprime mortgage lenders
hindered sector performance.

Top Ten Holdings as of April 30, 2007
                                                      % of             % of
                                                   net assets       net assets
                                                     as of            as of
                                                    4/30/07          10/31/06

NII Holdings, Inc. Cl B                               8.0%            10.4%
Precision Castparts Corp.                             5.3%             5.7%
Medco Health Solutions Inc.                           3.8%              --
BE Aerospace, Inc.                                    3.7%             2.8%
Nintendo Co., Ltd. ORD                                3.6%             2.2%
Aker Kvaerner ASA ORD                                 3.0%             4.4%
Hologic, Inc.                                         2.8%             3.1%
Millicom International Cellular SA                    2.7%             2.0%
McDermott International, Inc.                         2.1%             2.2%
Las Vegas Sands Corp.                                 2.1%             3.8%

*All fund returns referenced in this commentary are for
Investor Class shares. Total returns for periods less than one year are not annualized.

------
18

Heritage

AEROSPACE AND DEFENSE LED TOP PERFORMERS

The portfolio also benefited from an overweight position in the aerospace and defense industry. The investment team's focus in the industry is on companies benefiting from a replacement
cycle in the airline industry, a trend that we believe will
continue into 2011. The largest contributor to fund performance for the six-month period was Precision Castparts, a
manufacturer of components for aerospace applications.
Precision's share price soared more than 53% for the six-month period. Another fund overweight, BE Aerospace, also benefited from the trend, with its share price climbing more than 44%.

SOUND STOCK SELECTION ADDED TO GAINS

A stake in video game-maker Nintendo boosted portfolio returns, as consumer demand for the innovative Wii interactive game
system helped to drive up the company's share price more than
57% during the six-month period.

The portfolio also benefited from a position in Norway-based
Aker Kvaerner, a provider of engineering and construction
services with a focus on the energy sector. Aker's share price hit an all-time high in December 2006. Although it gave back some of its gains in the final months of the reporting period, it ended the period with a 21% total return.

STARTING POINT FOR NEXT REPORTING PERIOD

Heritage's investment process focuses on medium-sized and
smaller companies with accelerating earnings growth rates and share price momentum. We believe that active investing in such companies will generate outperformance over time compared with the Russell Midcap and Midcap Growth Indices. We believe that our process works well in the current market environment and are encouraged by the market's behavior since the Fed stopped raising interest rates. Our process has successfully guided us to companies in the aerospace and wireless telecommunications areas in particular, which benefit from what we believe to be long-term trends.

Top Five Industries as of April 30, 2007
                                                     % of              % of
                                                  net assets        net assets
                                                    as of              as of
                                                   4/30/07           10/31/06

Wireless Telecommunication Services                 14.3%              17.3%
Aerospace & Defense                                  9.0%              9.0%
Energy Equipment & Services                          5.0%              9.5%
Health Care Providers & Services                     4.9%              4.9%
Software                                             4.1%              2.9%

Types of Investments in Portfolio
                                                     % of              % of
                                                  net assets        net assets
                                                    as of              as of
                                                   4/30/07           10/31/06

Domestic Common Stocks                              80.0%              79.5%
Foreign Common Stocks(1)                            19.1%              20.4%
TOTAL COMMON STOCKS                                 99.1%              99.9%
Temporary Cash Investments                           1.5%              0.3%
Other Assets and Liabilities                        (0.6)%            (0.2)%

(1) Includes depositary shares, dual listed securities and
foreign ordinary shares.

------
19

SCHEDULE OF INVESTMENTS
Heritage

APRIL 30, 2007 (UNAUDITED)

Shares                                   ($ IN THOUSANDS)                            Value

Common Stocks -- 99.1%

AEROSPACE & DEFENSE -- 9.0%
            1,573,485  BE Aerospace, Inc.(1)                                      $ 57,668
              797,800  Precision Castparts Corp.                                    83,059
                                                                                ----------
                                                                                   140,727
                                                                                ----------
BEVERAGES -- 0.3%
              195,800  Jones Soda Co.(1)                                             4,815
                                                                                ----------
BIOTECHNOLOGY -- 3.0%
              130,900  Celgene Corp.(1)                                              8,006
              254,800  CSL Ltd. ORD                                                 18,473
              246,960  Gilead Sciences, Inc.(1)                                     20,181
                                                                                ----------
                                                                                    46,660
                                                                                ----------
CAPITAL MARKETS -- 2.1%
              315,100  Ameriprise Financial Inc.                                    18,739
              134,582  Lazard Ltd. Cl A                                              7,288
              145,500  T. Rowe Price Group Inc.                                      7,228
                                                                                ----------
                                                                                    33,255
                                                                                ----------
CHEMICALS -- 2.3%
              165,139  CF Industries Holdings, Inc.                                  6,554
              503,530  Monsanto Co.                                                 29,704
                                                                                ----------
                                                                                    36,258
                                                                                ----------
COMMERCIAL SERVICES & SUPPLIES -- 3.7%
              322,526  Corrections Corp. of America(1)                              18,319
               99,500  FTI Consulting, Inc.(1)                                       3,659
              107,500  Huron Consulting Group Inc.(1)                                6,509
              793,506  TeleTech Holdings Inc.(1)                                    29,939
                                                                                ----------
                                                                                    58,426
                                                                                ----------
COMMUNICATIONS EQUIPMENT -- 1.8%
            1,167,100  Corning Inc.(1)                                              27,684
                                                                                ----------
COMPUTERS & PERIPHERALS -- 1.8%
              275,427  Apple Inc.(1)                                                27,488
                                                                                ----------
CONSTRUCTION & ENGINEERING -- 1.7%
              397,690  Foster Wheeler Ltd.(1)                                       27,373
                                                                                ----------
CONTAINERS & PACKAGING -- 0.5%
              260,100  Owens-Illinois Inc.(1)                                        7,826
                                                                                ----------
DIVERSIFIED CONSUMER SERVICES -- 1.0%
              166,600  ITT Educational Services Inc.(1)                             16,195
                                                                                ----------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.6%
              367,300  Cogent Communications Group, Inc.(1)                          9,351
                                                                                ----------

Shares                                   ($ IN THOUSANDS)                            Value

ELECTRIC UTILITIES -- 0.6%
              453,000  Reliant Energy Inc.(1)                                     $ 10,088
                                                                                ----------
ELECTRICAL EQUIPMENT -- 1.5%
              122,100  First Solar Inc.(1)                                           7,325
              249,800  Vestas Wind Systems AS ORD(1)                                16,430
                                                                                ----------
                                                                                    23,755
                                                                                ----------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 0.3%
              125,723  Dolby Laboratories Inc. Cl A(1)                               4,453
                                                                                ----------
ENERGY EQUIPMENT & SERVICES -- 5.0%
            1,978,600  Aker Kvaerner ASA ORD                                        47,165
              117,679  Cameron International Corp.(1)                                7,599
              237,600  Dresser-Rand Group Inc.(1)                                    7,582
              192,500  National Oilwell Varco, Inc.(1)                              16,334
                                                                                ----------
                                                                                    78,680
                                                                                ----------
FOOD & STAPLES RETAILING -- 0.9%
              180,175  Great Atlantic & Pacific Tea Co.(1)                           5,800
              185,600  SUPERVALU INC.                                                8,519
                                                                                ----------
                                                                                    14,319
                                                                                ----------
FOOD PRODUCTS -- 1.5%
              213,700  Bunge Ltd.                                                   16,189
              107,200  Pilgrim's Pride Corp.                                         3,914
              100,900  Sanderson Farms Inc.                                          3,989
                                                                                ----------
                                                                                    24,092
                                                                                ----------
HEALTH CARE EQUIPMENT & SUPPLIES -- 3.7%
              345,000  Align Technology Inc.(1)                                      7,818
              378,440  ev3 Inc.(1)                                                   6,755
              759,363  Hologic, Inc.(1)                                             43,701
                                                                                ----------
                                                                                    58,274
                                                                                ----------
HEALTH CARE PROVIDERS & SERVICES -- 4.9%
              143,500  Health Net Inc.(1)                                            7,758
              302,900  HealthExtras, Inc.(1)                                         9,375
              759,900  Medco Health Solutions Inc.(1)                               59,287
                                                                                ----------
                                                                                    76,420
                                                                                ----------
HOTELS, RESTAURANTS & LEISURE -- 2.5%
               98,000  Jack in the Box Inc.(1)                                       6,529
              383,050  Las Vegas Sands Corp.(1)                                     32,632
                                                                                ----------
                                                                                    39,161
                                                                                ----------
HOUSEHOLD DURABLES -- 0.5%
            4,689,338  Consorcio ARA, SAB de CV ORD                                  7,680
                                                                                ----------

------
20

Heritage

Shares                                   ($ IN THOUSANDS)                            Value

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS -- 0.6%
              119,000  NRG Energy Inc.(1)                                          $ 9,396
                                                                                ----------
INDUSTRIAL CONGLOMERATES -- 2.1%
              623,745  McDermott International, Inc.(1)                             33,470
                                                                                ----------
INSURANCE -- 1.9%
              627,630  Loews Corp.                                                  29,699
                                                                                ----------
INTERNET & CATALOG RETAIL -- 0.8%
              221,341  Priceline.com Inc.(1)                                        12,315
                                                                                ----------
INTERNET SOFTWARE & SERVICES -- 1.8%
              336,075  Digital River Inc.(1)                                        19,671
              156,547  SAVVIS Inc.(1)                                                8,073
                                                                                ----------
                                                                                    27,744
                                                                                ----------
IT SERVICES -- 2.4%
              139,000  Mastercard Inc. Cl A                                         15,524
              625,600  VeriFone Holdings Inc.(1)                                    22,077
                                                                                ----------
                                                                                    37,601
                                                                                ----------
LIFE SCIENCES TOOLS & SERVICES -- 1.6%
              141,400  Advanced Magnetics Inc.(1)                                    9,304
              310,800  Thermo Fisher Scientific Inc.(1)                             16,180
                                                                                ----------
                                                                                    25,484
                                                                                ----------
MACHINERY -- 2.3%
              471,000  AGCO Corp.(1)                                                19,655
              131,800  Alfa Laval AB ORD                                             8,131
              350,600  Force Protection Inc.(1)                                      7,608
                                                                                ----------
                                                                                    35,394
                                                                                ----------
MEDIA -- 2.0%
              188,564  Focus Media Holding Ltd. ADR(1)                               6,977
              392,736  Liberty Global, Inc. Series A(1)                             14,095
              320,500  Liberty Global, Inc. Series C(1)                             10,708
                                                                                ----------
                                                                                    31,780
                                                                                ----------
METALS & MINING -- 3.4%
              131,998  Allegheny Technologies Inc.                                  14,464
              141,000  Brush Engineered Materials Inc.(1)                            6,771
              220,800  Freeport-McMoRan Copper & Gold, Inc. Cl B                    14,829
              175,100  RTI International Metals, Inc.(1)                            16,507
                                                                                ----------
                                                                                    52,571
                                                                                ----------

Shares                                   ($ IN THOUSANDS)                            Value

OIL, GAS & CONSUMABLE FUELS -- 1.3%
              192,680  Massey Energy Co.                                           $ 5,189
              158,900  Peabody Energy Corp.                                          7,624
              178,500  Southwestern Energy Company(1)                                7,497
                                                                                ----------
                                                                                    20,310
                                                                                ----------
PERSONAL PRODUCTS -- 1.7%
              459,999  Bare Escentuals Inc.(1)                                      18,598
              142,600  Estee Lauder Companies, Inc. (The) Cl A                       7,332
                                                                                ----------
                                                                                    25,930
                                                                                ----------
PHARMACEUTICALS -- 2.2%
              281,600  Shire plc ADR                                                19,681
              614,697  Shire plc ORD                                                14,379
                                                                                ----------
                                                                                    34,060
                                                                                ----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 2.3%
              353,400  Cypress Semiconductor Corp.(1)                                8,065
              132,500  Intersil Corp. Cl A                                           3,947
              285,733  MEMC Electronic Materials Inc.(1)                            15,681
              239,900  NVIDIA Corp.(1)                                               7,890
                                                                                ----------
                                                                                    35,583
                                                                                ----------
SOFTWARE -- 4.1%
              182,500  Nintendo Co., Ltd. ORD                                       56,749
              278,924  Shanda Interactive Entertainment Ltd. ADR(1)                  6,985
                                                                                ----------
                                                                                    63,734
                                                                                ----------
SPECIALTY RETAIL -- 2.5%
              379,656  GameStop Corp. Cl A(1)                                       12,593
              512,800  Guess?, Inc.                                                 20,205
              269,100  Urban Outfitters Inc.(1)                                      6,932
                                                                                ----------
                                                                                    39,730
                                                                                ----------
TEXTILES, APPAREL & LUXURY GOODS -- 2.6%
              705,800  Burberry Group plc ORD                                        9,807
              185,700  Crocs, Inc.(1)                                               10,377
              224,600  Phillips-Van Heusen Corporation                              12,556
               80,300  Polo Ralph Lauren Corp.                                       7,396
                                                                                ----------
                                                                                    40,136
                                                                                ----------

------
21

Heritage

Shares                                   ($ IN THOUSANDS)                            Value

WIRELESS TELECOMMUNICATION SERVICES -- 14.3%
              401,941  America Movil, SAB de CV ADR                               $ 21,114
              413,600  Bharti Airtel Ltd. ORD(1)                                     8,183
              193,300  Leap Wireless International, Inc.(1)                         14,755
              146,300  MetroPCS Communications, Inc.(1)                              4,104
              522,643  Millicom International Cellular SA(1)                        42,464
              563,800  MTN Group Ltd. ORD                                            8,308
            1,636,828  NII Holdings, Inc. Cl B(1)                                  125,626
                                                                                ----------
                                                                                   224,554
                                                                                ----------
TOTAL COMMON STOCKS
(Cost $1,146,613)                                                                1,552,471
                                                                                ----------

Shares                                   ($ IN THOUSANDS)                            Value

Temporary Cash Investments -- 1.5%

Repurchase Agreement, Bank of America Securities, LLC, (collateralized by various U.S. Treasury obligations, 4.50%-4.625%, 3/31/09-11/15/16, valued at $23,970), in a joint trading account at 5.09%, dated 4/30/07, due 5/1/07
(Delivery value $23,403)
(Cost $23,400)                                                                    $ 23,400
                                                                                ----------
TOTAL INVESTMENT SECURITIES -- 100.6%
(Cost $1,170,013)                                                                1,575,871
                                                                                ----------
OTHER ASSETS AND LIABILITIES -- (0.6)%                                             (8,817)
                                                                                ----------
TOTAL NET ASSETS -- 100.0%                                                      $1,567,054
                                                                                ==========

Forward Foreign Currency Exchange Contracts

                                                                ($ IN THOUSANDS)
        Contracts to Sell           Settlement Date       Value     Unrealized Gain (Loss)

        18,284,448   AUD for USD        5/31/07        $ 15,176                     $ (76)
        73,541,120   DKK for USD        5/31/07          13,489                       (38)
         9,803,121   GBP for USD        5/31/07          19,597                       (54)
     3,353,437,500   JPY for USD        5/31/07          28,168                        203
        67,511,983   MXN for USD        5/31/07           6,166                          3
       237,412,868   NOK for USD        5/31/07          39,964                      (261)
        43,704,880   SEK for USD        5/31/07           6,539                       (25)
        29,049,795   ZAR for USD        5/31/07           4,112                         52
                                                       --------                 ----------
                                                       $133,211                     $(196)
                                                       ========                 ==========

(Value on Settlement Date $133,015)

Notes to Schedule of Investments

ADR = American Depositary Receipt
AUD = Australian Dollar
DKK = Danish Krone
GBP = British Pound
JPY = Japanese Yen
MXN = Mexican Nuevo Peso
NOK = Norwegian Krona
ORD = Foreign Ordinary Share
SEK = Swedish Krona
USD = United States Dollar
ZAR = South African Rand

(1)  Non-income producing.

The aggregate value of fair valued securities as of April 30,
2007, was $56,749, which represented 3.6% of total net assets.

See Notes to Financial Statements.

------
22

PERFORMANCE
Vista

Total Returns as of April 30, 2007
                                                  Average Annual Returns
                                                                     Since      Inception
                       6 months(1)   1 year   5 years   10 years   Inception      Date

INVESTOR CLASS           17.90%      8.17%     11.48%    10.45%     11.02%      11/25/83

RUSSELL MIDCAP
GROWTH INDEX(2)          11.77%      11.13%    11.60%    9.65%      N/A(3)         --

Institutional Class      18.01%      8.37%     11.70%    10.67%      7.72%      11/14/96

Advisor Class            17.70%      7.93%     11.21%    10.18%      6.46%       10/2/96

C Class                                                                          7/18/01
 No sales
 charge*                 17.31%      7.10%     10.40%      --        7.36%
 With sales
 charge*                 16.31%      7.10%     10.40%      --        7.36%

R Class                  17.64%      7.70%       --        --       13.46%       7/29/05

*Sales charges include initial sales charges and contingent
deferred sales charges (CDSCs), as applicable. C Class shares redeemed within 12 months of purchase are subject to a maximum
CDSC of 1.00%. Please see the Share Class Information page for more about the applicable sales charges for each share class.
The SEC requires that mutual funds provide performance
information net of maximum sales charges in all cases where
charges could be applied.

(1) Total returns for periods less than one year are not
annualized.

(2) Data provided by Lipper Inc. - A Reuters Company. © 2007
Reuters. All rights reserved. Any copying, republication or
redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior
written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

  The data contained herein has been obtained from company
reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be
incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

(3) Benchmark began 12/31/85.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and
principal value will fluctuate, and redemption value may be
more or less than original cost. To obtain performance data
current to the most recent month end, please call
1-800-345-2021 or visit americancentury.com. International
investing involves special risks, such as political and
currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
23

Vista

Growth of $10,000 Over 10 Years

$10,000 investment made April 30, 1997

One-Year Returns Over 10 Years
Periods ended April 30
                1998    1999      2000       2001      2002     2003      2004    2005     2006     2007
Investor
Class          26.13%  -15.78%   125.22%   -22.00%   -15.93%   -17.07%   43.43%   2.10%   31.13%    8.17%

Russell
Midcap
Growth Index   40.84%  12.33%    53.02%    -29.47%   -15.01%   -16.67%   36.14%   7.05%   28.27%   11.13%

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and
principal value will fluctuate, and redemption value may be
more or less than original cost. To obtain performance data
current to the most recent month end, please call
1-800-345-2021 or visit americancentury.com. International
investing involves special risks, such as political and
currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
24

PORTFOLIO COMMENTARY
Vista

Portfolio Managers: Glenn Fogle, David Hollond, and Brad Eixmann

In February 2007, senior investment analyst Brad Eixmann was promoted to co-portfolio manager for Vista. He joined American
Century in 2002 and has served exclusively on the Vista team since that time.

PERFORMANCE SUMMARY

Vista gained 17.90%* for the six months ended April 30, 2007, surpassing the 11.77% return of its benchmark, the Russell
Midcap Growth Index. Vista's gain ranked among the highest in
American Century's family of funds for the period.

As discussed in the Market Perspective on page 2, a pause in
Federal Reserve (Fed) interest rate moves, strong merger
activity, and better-than-expected corporate earnings growth contributed to solid U.S. stock index gains for the six-month period, despite a slowdown in the housing market and growing problems among "subprime" lenders. In this environment, mid-cap stocks outpaced their small- and large-cap counterparts.

Effective stock selection and overweight positions in the
industrials and telecommunications services (telecom) sectors, and an underweight in financials contributed to Vista's strong performance relative to the Russell Midcap Growth Index. During the reporting period, the portfolio derived a meaningful
portion of its returns from investments in international
holdings.

GOOD CALL IN WIRELESS COMMUNICATIONS

The portfolio reaped rewards from its largest sector
overweight, telecom. Within telecom, we focused on the wireless telecommunications industry, with overweights in NII Holdings
Inc. (NII), the portfolio's biggest holding; Leap Wireless
International, (Leap); and SBA Communications (SBA). Combined,
the three companies accounted for 12% of the portfolio's
average weight for the six-month period, and they each
contributed significantly to absolute and relative fund
performance.

NII provides cellular service in burgeoning Latin American
markets, Leap provides service in the U.S., and SBA operates in the U.S., Puerto Rico, and U.S. Virgin Islands. All three
companies have continued to experience strong demand for their services. They reflect Vista's focus on companies with
accelerating financial growth and share price momentum.

Top Ten Holdings as of April 30, 2007
                                                         % of            % of
                                                      net assets      net assets
                                                        as of           as of
                                                       4/30/07         10/31/06

NII Holdings, Inc. Cl B                                  5.8%            6.2%
Precision Castparts Corp.                                5.2%            2.8%
BE Aerospace, Inc.                                       4.1%            2.7%
Thermo Fisher Scientific Inc.(1)                         4.0%            4.0%
Leap Wireless International, Inc.                        3.7%            3.0%
Nintendo Co., Ltd. ORD                                   3.0%            2.2%
Foster Wheeler Ltd.                                      3.0%            1.5%
SBA Communications Corp. Cl A                            2.9%            2.9%
Express Scripts, Inc.                                    2.5%             --
Las Vegas Sands Corp.                                    2.4%            2.6%

(1) Thermo Electron Corp. acquired Fisher Scientific
International on 11/9/06 and changed its name to Thermo Fisher
Scientific Inc.

*All fund returns referenced in this commentary are for
Investor Class shares. Total returns for periods less than one year are not annualized.

------
25

Vista

AEROSPACE AND DEFENSE LED TOP PERFORMERS

The portfolio's biggest sector contribution came from the
industrials sector, where we benefited from an overweight
position in the aerospace and defense industry and stock
selection within the industry group. The share prices of
Precision Castparts and BE Aerospace soared more than 53% and
44%, respectively, for the six-month period. Both companies
benefited from a replacement cycle in the airline industry, a trend that we believe will continue into 2010-2011. Together,
Precision Castparts and BE Aerospace represented 9% of the
portfolio's average weight, and they represented the two
biggest individual contributors to portfolio performance.

Within the industrial sector, we also benefited from an
overweight stake in construction and engineering company Foster
Wheeler. The builder of power plants and refineries continued
to be a significant contributor to fund performance as its
share price surged 52%.

UNDERWEIGHT IN FINANCIALS HELPED AVOID PAIN

An underweight position in the financials sector contributed to performance relative to the benchmark, helping the portfolio to avoid the pain associated with the subprime mortgage industry's woes. Within the sector, the portfolio had no holdings in
either the consumer finance or thrifts and mortgage finance
industries, which both slumped during the period.

A stake in video game-maker Nintendo boosted portfolio returns, as consumer demand for the innovative Wii interactive game
system helped to drive up the company's share price more than
57% during the six-month period.

STARTING POINT FOR NEXT REPORTING PERIOD

Our investment process focuses on medium-sized and smaller
companies with accelerating earnings growth rates and share
price momentum. We believe that active investing in such
companies will generate outperformance over time compared with the Russell Midcap Growth Index.

We are encouraged by the market's behavior since the Fed
stopped raising interest rates. An environment of steady rates and strong corporate earnings growth complements our process of identifying companies with accelerating growth and price
momentum. Our process has successfully guided us to companies in the aerospace and wireless telecommunications areas in
particular, which benefit from what we believe to be long-term trends.

Top Five Industries as of April 30, 2007
                                                      % of             % of
                                                   net assets       net assets
                                                     as of             as of
                                                    4/30/07          10/31/06

Wireless Telecommunication Services                  16.7%             19.9%
Aerospace & Defense                                   9.3%             5.4%
Life Sciences Tools & Services                        4.8%             6.9%
Machinery                                             4.8%             1.3%
Construction & Engineering                            4.7%             2.2%

Types of Investments in Portfolio
                                                      % of             % of
                                                   net assets       net assets
                                                     as of             as of
                                                    4/30/07          10/31/06

Domestic Common Stocks                               85.4%             84.8%
Foreign Common Stocks(1)                             13.2%             13.6%
TOTAL COMMON STOCKS                                  98.6%             98.4%
Temporary Cash Investments                            0.8%             1.9%
Other Assets and Liabilities                          0.6%            (0.3)%

(1) Includes depositary shares, dual listed securities and
foreign ordinary shares.

------
26

SCHEDULE OF INVESTMENTS
Vista

APRIL 30, 2007 (UNAUDITED)

Shares                                   ($ IN THOUSANDS)                            Value

Common Stocks -- 98.6%

AEROSPACE & DEFENSE -- 9.3%
           2,872,000  BE Aerospace, Inc.(1)                                      $ 105,259
           1,277,000  Precision Castparts Corp.                                    132,948
                                                                                ----------
                                                                                   238,207
                                                                                ----------
AUTO COMPONENTS -- 1.3%
             975,000  Goodyear Tire & Rubber Co. (The)(1)                           32,429
                                                                                ----------
BIOTECHNOLOGY -- 0.5%
             220,000  Celgene Corp.(1)                                              13,455
                                                                                ----------
CAPITAL MARKETS -- 2.8%
             642,000  Ameriprise Financial Inc.                                     38,180
             531,000  SEI Investments Co.                                           32,407
                                                                                ----------
                                                                                    70,587
                                                                                ----------
CHEMICALS -- 3.0%
             155,000  Agrium Inc.                                                    6,003
             885,000  Monsanto Co.                                                  52,206
             984,000  Terra Industries Inc.(1)                                      17,358
                                                                                ----------
                                                                                    75,567
                                                                                ----------
COMMERCIAL SERVICES & SUPPLIES -- 1.5%
             346,000  Corrections Corp. of America(1)                               19,652
             498,000  TeleTech Holdings Inc.(1)                                     18,790
                                                                                ----------
                                                                                    38,442
                                                                                ----------
COMMUNICATIONS EQUIPMENT -- 0.2%
             196,000  Riverbed Technology, Inc.(1)                                   6,254
                                                                                ----------
COMPUTERS & PERIPHERALS -- 2.0%
             519,000  Apple Inc.(1)                                                 51,796
                                                                                ----------
CONSTRUCTION & ENGINEERING -- 4.7%
           1,107,000  Foster Wheeler Ltd.(1)                                        76,194
           1,632,000  Quanta Services, Inc.(1)                                      44,864
                                                                                ----------
                                                                                   121,058
                                                                                ----------
CONTAINERS & PACKAGING -- 0.5%
             456,000  Owens-Illinois Inc.(1)                                        13,721
                                                                                ----------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.5%
             548,000  Cogent Communications Group, Inc.(1)                          13,952
                                                                                ----------
ELECTRIC UTILITIES -- 0.6%
             271,000  Allegheny Energy, Inc.(1)                                     14,488
                                                                                ----------

Shares                                   ($ IN THOUSANDS)                            Value

ELECTRICAL EQUIPMENT -- 1.1%
             234,000  General Cable Corp.(1)                                      $ 13,441
             209,000  Vestas Wind Systems AS ORD(1)                                 13,747
                                                                                ----------
                                                                                    27,188
                                                                                ----------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 0.5%
             226,000  Sunpower Corp. Cl A(1)                                        13,714
                                                                                ----------
ENERGY EQUIPMENT & SERVICES -- 4.0%
             623,000  Acergy SA ORD(1)                                              13,620
           1,407,000  Aker Kvaerner ASA ORD                                         33,540
             215,000  Cameron International Corp.(1)                                13,883
             232,000  Core Laboratories N.V.(1)                                     21,093
             249,430  Helmerich & Payne, Inc.                                        8,054
             498,000  TETRA Technologies, Inc.(1)                                   13,192
                                                                                ----------
                                                                                   103,382
                                                                                ----------
FOOD & STAPLES RETAILING -- 1.1%
             356,000  Safeway Inc.                                                  12,923
             315,000  SUPERVALU INC.                                                14,458
                                                                                ----------
                                                                                    27,381
                                                                                ----------
HEALTH CARE EQUIPMENT & SUPPLIES -- 2.8%
             212,000  Hologic, Inc.(1)                                              12,201
             645,000  Zimmer Holdings Inc.(1)                                       58,359
                                                                                ----------
                                                                                    70,560
                                                                                ----------
HEALTH CARE PROVIDERS & SERVICES -- 4.7%
             678,000  Express Scripts, Inc.(1)                                      64,783
             707,000  Medco Health Solutions Inc.(1)                                55,160
                                                                                ----------
                                                                                   119,943
                                                                                ----------
HOTELS, RESTAURANTS & LEISURE -- 3.4%
             734,000  Las Vegas Sands Corp.(1)                                      62,529
             623,000  WMS Industries Inc.(1)                                        24,833
                                                                                ----------
                                                                                    87,362
                                                                                ----------
HOUSEHOLD DURABLES -- 0.5%
             466,000  Tempur-Pedic International Inc.                               12,102
                                                                                ----------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS -- 0.5%
             143,000  Constellation Energy Group Inc.                               12,744
                                                                                ----------
INDUSTRIAL CONGLOMERATES -- 1.3%
             597,000  McDermott International, Inc.(1)                              32,035
                                                                                ----------

------
27

Vista

Shares                                   ($ IN THOUSANDS)                            Value

INTERNET SOFTWARE & SERVICES -- 3.3%
             481,000  Akamai Technologies, Inc.(1)                                $ 21,202
             444,000  Digital River Inc.(1)                                         25,988
             290,000  Equinix Inc.(1)                                               24,206
             269,000  SAVVIS Inc.(1)                                                13,872
                                                                                ----------
                                                                                    85,268
                                                                                ----------
IT SERVICES -- 1.5%
             263,000  Cognizant Technology Solutions Corporation Cl A(1)            23,513
             563,000  Gartner, Inc.(1)                                              14,204
                                                                                ----------
                                                                                    37,717
                                                                                ----------
LIFE SCIENCES TOOLS & SERVICES -- 4.8%
           1,975,000  Thermo Fisher Scientific Inc.(1)                             102,818
             313,000  Waters Corp.(1)                                               18,602
                                                                                ----------
                                                                                   121,420
                                                                                ----------
MACHINERY -- 4.8%
           1,262,000  AGCO Corp.(1)                                                 52,664
             438,000  Alfa Laval AB ORD                                             27,020
             542,000  Force Protection Inc.(1)                                      11,761
             214,000  Manitowoc Co., Inc. (The)                                     14,601
             197,000  Terex Corp.(1)                                                15,336
                                                                                ----------
                                                                                   121,382
                                                                                ----------
MEDIA -- 2.6%
           2,080,000  Interpublic Group of Companies, Inc.(1)                       26,374
           1,099,000  Liberty Global, Inc. Series A(1)                              39,444
                                                                                ----------
                                                                                    65,818
                                                                                ----------
METALS & MINING -- 1.0%
             231,000  Allegheny Technologies Inc.                                   25,313
                                                                                ----------
MULTILINE RETAIL -- 0.8%
             596,000  Big Lots, Inc.(1)                                             19,191
                                                                                ----------
PHARMACEUTICALS -- 2.2%
           2,397,000  Shire plc ORD                                                 56,070
                                                                                ----------
REAL ESTATE INVESTMENT TRUSTS -- 0.7%
             477,000  Digital Realty Trust Inc.                                     19,295
                                                                                ----------
REAL ESTATE MANAGEMENT & DEVELOPMENT -- 0.7%
             175,000  Jones Lang LaSalle Inc.                                       18,811
                                                                                ----------

Shares                                   ($ IN THOUSANDS)                            Value

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 2.0%
             213,000  Intersil Corp. Cl A                                          $ 6,345
             170,000  Linear Technology Corp.                                        6,361
             598,000  MEMC Electronic Materials Inc.(1)                             32,819
             202,000  NVIDIA Corp.(1)                                                6,644
                                                                                ----------
                                                                                    52,169
                                                                                ----------
SOFTWARE -- 4.5%
             976,000  Activision, Inc.(1)                                           19,520
             247,000  Nintendo Co., Ltd. ORD                                        76,806
             524,000  THQ Inc.(1)                                                   17,486
                                                                                ----------
                                                                                   113,812
                                                                                ----------
SPECIALTY RETAIL -- 4.4%
           1,879,000  Blockbuster Inc. Cl A(1)                                      11,650
           1,537,000  GameStop Corp. Cl A(1)                                        50,983
             599,000  Guess?, Inc.                                                  23,601
             273,000  Tiffany & Co.                                                 13,019
             498,000  Urban Outfitters Inc.(1)                                      12,828
                                                                                ----------
                                                                                   112,081
                                                                                ----------
TEXTILES, APPAREL & LUXURY GOODS -- 1.8%
             371,000  Coach Inc.(1)                                                 18,116
             255,000  Crocs, Inc.(1)                                                14,249
             223,000  Phillips-Van Heusen Corporation                               12,466
                                                                                ----------
                                                                                    44,831
                                                                                ----------
WIRELESS TELECOMMUNICATION SERVICES -- 16.7%
             758,000  America Movil, SAB de CV ADR                                  39,818
             334,000  American Tower Corp. Cl A(1)                                  12,692
             215,000  Clearwire Corp. Cl A(1)                                        3,855
           1,236,000  Leap Wireless International, Inc.(1)                          94,344
             240,283  MetroPCS Communications, Inc.(1)                               6,740
             585,000  Millicom International Cellular SA(1)                         47,531
           1,947,000  NII Holdings, Inc. Cl B(1)                                   149,432
           2,498,000  SBA Communications Corp. Cl A(1)                              73,491
                                                                                ----------
                                                                                   427,903
                                                                                ----------
TOTAL COMMON STOCKS
(Cost $1,874,908)                                                                2,517,448
                                                                                ----------

------
28

Vista

Shares                                   ($ IN THOUSANDS)                            Value

Temporary Cash Investments -- 0.8%

Repurchase Agreement, Merrill Lynch & Co. Inc., (collateralized by various
U.S. Treasury obligations, 4.125%, 8/15/08, valued at $7,550), in a joint
trading account at 5.08%, dated 4/30/07, due 5/1/07 (Delivery value $7,401)        $ 7,400

Repurchase Agreement, Morgan Stanley Group, Inc., (collateralized by various U.S. Treasury obligations, 5.25%-8.00%, 11/15/21-2/15/29, valued at
$13,574), in a joint trading account at 5.08%, dated 4/30/07, due 5/1/07
(Delivery value $13,302)                                                            13,300
                                                                                ----------
TOTAL TEMPORARY CASH INVESTMENTS
(Cost $20,700)                                                                      20,700
                                                                                ----------
TOTAL INVESTMENT SECURITIES -- 99.4%
(Cost $1,895,608)                                                                2,538,148
                                                                                ----------
OTHER ASSETS AND LIABILITIES -- 0.6%                                                16,577
                                                                                ----------
TOTAL NET ASSETS -- 100.0%                                                      $2,554,725
                                                                                ==========

Forward Foreign Currency Exchange Contracts
                                                                ($ IN THOUSANDS)
       Contracts to Sell           Settlement Date        Value     Unrealized Gain (Loss)
        60,777,200  DKK for USD        5/31/07         $ 11,148                     $ (45)
        22,263,336  GBP for USD        5/31/07           44,505                      (149)
     4,538,625,000  JPY for USD        5/31/07           38,123                        275
       227,634,400  NOK for USD        5/31/07           38,317                      (258)
       145,416,000  SEK for USD        5/31/07           21,757                      (125)
                                                       --------                 ----------
                                                       $153,850                     $(302)
                                                       ========                 ==========

(Value on Settlement Date $153,548)

Notes to Schedule of Investments

ADR = American Depositary Receipt
DKK = Danish Krone
GBP = British Pound
JPY = Japanese Yen
NOK = Norwegian Krona
ORD = Foreign Ordinary Share
SEK = Swedish Krona
USD = United States Dollar

(1) Non-income producing.

The aggregate value of fair valued securities as of April 30,
2007, was $76,806, which represented 3.0% of total net assets.

See Notes to Financial Statements.

------
29

SHAREHOLDER FEE EXAMPLES (UNAUDITED)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including
management fees; distribution and service (12b-1) fees; and
other fund expenses. This example is intended to help you
understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of
investing in other mutual funds.

The example is based on an investment of $1,000 made at the
beginning of the period and held for the entire period from
November 1, 2006 to April 30, 2007.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses
Paid During Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century fund, or Institutional Class shares of the American Century
Diversified Bond Fund, in an American Century account (i.e., not a financial intermediary or retirement plan account),
American Century may charge you a $12.50 semiannual account
maintenance fee if the value of those shares is less than
$10,000. We will redeem shares automatically in one of your
accounts to pay the $12.50 fee. In determining your total
eligible investment amount, we will include your investments in all PERSONAL ACCOUNTS (including American Century Brokerage
accounts) registered under your Social Security number.
PERSONAL ACCOUNTS include individual accounts, joint accounts,
UGMA/UTMA accounts, personal trusts, Coverdell Education
Savings Accounts and IRAs (including traditional, Roth,
Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other
retirement accounts. If you have only business, business
retirement, employer-sponsored or American Century Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your
accounts exclusively online. If you are subject to the Account
Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any
transactional costs, such as sales charges (loads) or
redemption/exchange fees. Therefore, the table is useful in
comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In
addition, if these transactional costs were included, your
costs would have been higher.

------
30

                        Beginning                        Expenses Paid
                      Account Value   Ending Account     During Period*      Annualized
                         11/1/06       Value 4/30/07   11/1/06 - 4/30/07   Expense Ratio*

Growth

ACTUAL
Investor Class           $1,000          $1,066.20           $5.12              1.00%
Institutional Class      $1,000          $1,067.30           $4.10              0.80%
Advisor Class            $1,000          $1,065.00           $6.40              1.25%
C Class                  $1,000          $1,061.30           $10.22             2.00%
R Class                  $1,000          $1,063.50           $7.67              1.50%

HYPOTHETICAL
Investor Class           $1,000          $1,019.84           $5.01              1.00%
Institutional Class      $1,000          $1,020.83           $4.01              0.80%
Advisor Class            $1,000          $1,018.60           $6.26              1.25%
C Class                  $1,000          $1,014.88           $9.99              2.00%
R Class                  $1,000          $1,017.36           $7.50              1.50%

Focused Growth

ACTUAL
Investor Class           $1,000          $1,061.90           $5.11              1.00%

HYPOTHETICAL
Investor Class           $1,000          $1,019.84           $5.01              1.00%

*Expenses are equal to the class's annualized expense ratio
listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

------
31

                        Beginning                        Expenses Paid
                      Account Value   Ending Account     During Period*      Annualized
                         11/1/06       Value 4/30/07   11/1/06 - 4/30/07   Expense Ratio*
Heritage

ACTUAL
Investor Class           $1,000          $1,237.30           $5.55              1.00%
Institutional Class      $1,000          $1,237.90           $4.44              0.80%
Advisor Class            $1,000          $1,235.40           $6.93              1.25%
C Class                  $1,000          $1,231.10           $11.06             2.00%

HYPOTHETICAL
Investor Class           $1,000          $1,019.84           $5.01              1.00%
Institutional Class      $1,000          $1,020.83           $4.01              0.80%
Advisor Class            $1,000          $1,018.60           $6.26              1.25%
C Class                  $1,000          $1,014.88           $9.99              2.00%

Vista

ACTUAL
Investor Class           $1,000          $1,179.00           $5.40              1.00%
Institutional Class      $1,000          $1,180.10           $4.32              0.80%
Advisor Class            $1,000          $1,177.00           $6.75              1.25%
C Class                  $1,000          $1,173.10           $10.78             2.00%
R Class                  $1,000          $1,176.40           $8.09              1.50%

HYPOTHETICAL
Investor Class           $1,000          $1,019.84           $5.01              1.00%
Institutional Class      $1,000          $1,020.83           $4.01              0.80%
Advisor Class            $1,000          $1,018.60           $6.26              1.25%
C Class                  $1,000          $1,014.88           $9.99              2.00%
R Class                  $1,000          $1,017.36           $7.50              1.50%

*Expenses are equal to the class's annualized expense ratio
listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

------
32

STATEMENT OF ASSETS AND LIABILITIES

APRIL 30, 2007 (UNAUDITED) (AMOUNTS IN THOUSANDS)

                                                        Focused
                                            Growth      Growth      Heritage       Vista
ASSETS

Investment securities, at value
(cost of $4,104,864, $12,526,
$1,170,013 and $1,895,608,
respectively) -- including
$293,329, $939, $-- and $-- of
securities on loan, respectively        $4,843,599     $13,398    $1,575,871    $2,538,148

Investments made with cash
collateral received for securities
on loan, at value (cost of
$290,830, $972, $-- and $--,
respectively)                              290,830         972            --            --
                                        ----------     -------    ----------    ----------

Total investment securities, at
value (cost of $4,395,694, $13,498,
$1,170,013 and $1,895,608,
respectively)                            5,134,429      14,370     1,575,871     2,538,148

Cash                                            --          28        15,591        10,502

Receivable for investments sold             66,055         696        16,855        76,525

Receivable for forward foreign
currency exchange contracts                     --          --           258           275

Receivable for capital shares sold              --          --            57            --

Dividends and interest receivable            2,252          11           892         1,232
                                        ----------     -------    ----------    ----------
                                         5,202,736      15,105     1,609,524     2,626,682
                                        ----------     -------    ----------    ----------

LIABILITIES

Payable for collateral received for
securities on loan                         290,830         972            --            --

Disbursements in excess of demand
deposit cash                                44,311          --            --            --

Payable for investments purchased           52,104         636        40,777        69,250

Payable for forward foreign
currency exchange contracts                     76          --           454           577

Accrued management fees                      3,772          11         1,194         2,033

Distribution fees payable                       19          --            23            49

Service fees (and distribution fees
- R Class) payable                              19          --            22            48
                                        ----------     -------    ----------    ----------
                                           391,131       1,619        42,470        71,957
                                        ----------     -------    ----------    ----------

NET ASSETS                              $4,811,605     $13,486    $1,567,054    $2,554,725
                                        ==========     =======    ==========    ==========

See Notes to Financial Statements.

------
33

APRIL 30, 2007 (UNAUDITED) (AMOUNTS IN THOUSANDS EXCEPT AS NOTED)

                                             Focused
                               Growth        Growth           Heritage            Vista

NET ASSETS CONSIST OF:

Capital (par value
and paid-in
surplus)                   $4,577,337         $11,502        $1,074,872         $1,775,813

Accumulated
undistributed net
investment income
(loss)                          5,767             (3)           (2,006)            (5,390)

Accumulated
undistributed net
realized gain
(loss) on
investment and
foreign currency
transactions                (510,187)           1,114            88,565            142,073

Net unrealized
appreciation on
investments and
translation of
assets and
liabilities in
foreign currencies            738,688             873           405,623            642,229
                       --------------     -----------    --------------     --------------
                           $4,811,605         $13,486        $1,567,054         $2,554,725
                       ==============     ===========    ==============     ==============

INVESTOR CLASS, $0.01 PAR VALUE ($ AND SHARES IN FULL)

Net assets             $3,951,380,936     $13,485,629    $1,370,473,248     $2,165,024,344

Shares outstanding        168,679,644       1,138,104        75,901,179        113,192,859

Net asset value
per share                      $23.43          $11.85            $18.06             $19.13

INSTITUTIONAL CLASS, $0.01 PAR VALUE ($ AND SHARES IN FULL)

Net assets               $766,143,451             N/A       $84,072,382       $152,252,196

Shares outstanding         32,436,250             N/A         4,584,668          7,812,343

Net asset value
per share                      $23.62             N/A            $18.34             $19.49

ADVISOR CLASS, $0.01 PAR VALUE ($ AND SHARES IN FULL)

Net assets                $90,818,877             N/A      $107,530,008       $231,689,251

Shares outstanding          3,933,494             N/A         6,070,667         12,376,962

Net asset value
per share                      $23.09             N/A            $17.71             $18.72

C CLASS, $0.01 PAR VALUE ($ AND SHARES IN FULL)

Net assets                 $1,318,107             N/A        $4,978,599         $3,958,762

Shares outstanding             59,035             N/A           293,384            219,238

Net asset value
per share                      $22.33             N/A            $16.97             $18.06

R CLASS, $0.01 PAR VALUE ($ AND SHARES IN FULL)

Net assets                 $1,943,375             N/A               N/A         $1,800,043

Shares outstanding             84,058             N/A               N/A             94,912

Net asset value
per share                      $23.12             N/A               N/A             $18.97

See Notes to Financial Statements.

------
34

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 2007 (UNAUDITED) (AMOUNTS IN THOUSANDS)

                                                           Focused
                                              Growth        Growth    Heritage       Vista
INVESTMENT INCOME (LOSS)

INCOME:

Dividends (net of foreign taxes
withheld of $193, $--, $476 and $500,
respectively)                               $ 28,058          $106     $ 4,227     $ 5,592

Interest                                         872             7         314         941

Securities lending                                12            --          --          --
                                            --------     ---------    --------    --------
                                              28,942           113       4,541       6,533
                                            --------     ---------    --------    --------

EXPENSES:

Management fees                               22,777            74       6,308      11,589

Distribution fees:

 Advisor Class                                   108            --          98         267

 C Class                                           4            --          11          13

Service fees:

 Advisor Class                                   108            --          98         267

 C Class                                           1            --           4           4

Distribution and service fees - R Class            3            --          --           3

Directors' fees and expenses                      43            --          12          24
Other expenses                                    21            --          23           8
                                            --------     ---------    --------    --------
                                              23,065            74       6,554      12,175
                                            --------     ---------    --------    --------

NET INVESTMENT INCOME (LOSS)                   5,877            39     (2,013)     (5,642)
                                            --------     ---------    --------    --------

REALIZED AND UNREALIZED GAIN (LOSS)

NET REALIZED GAIN (LOSS) ON:

Investment transactions                      270,469         1,117      96,181     149,061

Foreign currency transactions                (1,803)           (5)     (1,984)     (2,344)
                                            --------     ---------    --------    --------
                                             268,666         1,112      94,197     146,717
                                            --------     ---------    --------    --------

CHANGE IN NET UNREALIZED APPRECIATION
(DEPRECIATION) ON:

Investments                                   31,545         (308)     183,256     256,939

Translation of assets and liabilities
in foreign currencies                            419             2        (86)        (58)
                                            --------     ---------    --------    --------
                                              31,964         (306)     183,170     256,881
                                            --------     ---------    --------    --------

NET REALIZED AND UNREALIZED GAIN (LOSS)      300,630           806     277,367     403,598
                                            --------     ---------    --------    --------

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                   $306,507          $845    $275,354    $397,956
                                            ========     =========    ========    ========

See Notes to Financial Statements.

------
35

STATEMENT OF CHANGES IN NET ASSETS

SIX MONTHS ENDED APRIL 30, 2007 (UNAUDITED) AND YEAR ENDED OCTOBER 31, 2006 (AMOUNTS IN
THOUSANDS)

                                                      Growth               Focused Growth

Increase (Decrease) in Net Assets                 2007          2006       2007       2006

OPERATIONS

Net investment income (loss)                   $ 5,877       $ 5,384       $ 39       $ 11

Net realized gain (loss)                       268,666       481,327      1,112        308

Change in net unrealized appreciation
(depreciation)                                  31,964        34,838      (306)        872
                                            ----------    ----------    -------    -------
Net increase (decrease) in net assets
resulting from operations                      306,507       521,549        845      1,191
                                            ----------    ----------    -------    -------

DISTRIBUTIONS TO SHAREHOLDERS

From net investment income:

 Investor Class                                (2,635)      (17,117)       (54)        (4)

 Institutional Class                           (2,057)       (4,228)         --         --

 Advisor Class                                      --         (173)         --         --

From net realized gains:

 Investor Class                                     --            --      (299)       (90)
                                            ----------    ----------    -------    -------
Decrease in net assets from
distributions                                  (4,692)      (21,518)      (353)       (94)
                                            ----------    ----------    -------    -------

CAPITAL SHARE TRANSACTIONS

Net increase (decrease) in net assets
from capital share transactions              (283,252)     (491,814)    (2,843)      2,565
                                            ----------    ----------    -------    -------

NET INCREASE (DECREASE) IN NET ASSETS           18,563         8,217    (2,351)      3,662

NET ASSETS

Beginning of period                          4,793,042     4,784,825     15,837     12,175
                                            ----------    ----------    -------    -------
End of period                               $4,811,605    $4,793,042    $13,486    $15,837
                                            ==========    ==========    =======    =======

Accumulated undistributed net
investment income (loss)                        $5,767        $4,582       $(3)        $12
                                            ==========    ==========    =======    =======

See Notes to Financial Statements.

------
36

SIX MONTHS ENDED APRIL 30, 2007 (UNAUDITED) AND YEAR ENDED OCTOBER 31, 2006 (AMOUNTS IN
THOUSANDS)

                                                 Heritage                      Vista

Increase (Decrease) in Net Assets          2007           2006          2007          2006

OPERATIONS

Net investment income (loss)          $ (2,013)      $ (2,594)     $ (5,642)     $ (5,829)

Net realized gain (loss)                 94,197         77,033       146,717        89,964

Change in net unrealized
appreciation (depreciation)             183,170         61,077       256,881       110,029
                                     ----------     ----------    ----------    ----------
Net increase (decrease) in net
assets resulting from operations        275,354        135,516       397,956       194,164
                                     ----------     ----------    ----------    ----------

DISTRIBUTIONS TO SHAREHOLDERS

From net realized gains:

 Investor Class                        (69,993)        (5,148)      (15,549)            --

 Institutional Class                    (3,849)          (271)       (1,009)            --

 Advisor Class                          (4,359)          (151)       (1,650)            --

 C Class                                  (167)            (6)          (27)            --

 R Class                                     --             --           (3)            --
                                     ----------     ----------    ----------    ----------
Decrease in net assets from
distributions                          (78,368)        (5,576)      (18,238)            --
                                     ----------     ----------    ----------    ----------

CAPITAL SHARE TRANSACTIONS

Net increase (decrease) in net
assets from capital share
transactions                            215,403        160,050     (136,298)      (76,189)
                                     ----------     ----------    ----------    ----------

NET INCREASE (DECREASE) IN NET
ASSETS                                  412,389        289,990       243,420       117,975

NET ASSETS

Beginning of period                   1,154,665        864,675     2,311,305     2,193,330
                                     ----------     ----------    ----------    ----------
End of period                        $1,567,054     $1,154,665    $2,554,725    $2,311,305
                                     ==========     ==========    ==========    ==========

Accumulated undistributed net
investment income (loss)               $(2,006)            $87      $(5,390)          $252
                                     ==========     ==========    ==========    ==========

See Notes to Financial Statements.

------
37

NOTES TO FINANCIAL STATEMENTS

APRIL 30, 2007 (UNAUDITED) (AMOUNTS IN THOUSANDS)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Mutual Funds, Inc. (the
corporation) is registered under the Investment Company Act of
1940 (the 1940 Act) as an open-end management investment
company. Growth Fund (Growth), Focused Growth Fund (Focused
Growth), Heritage Fund (Heritage) and Vista Fund (Vista)
(collectively, the funds) are four funds in a series issued by the corporation. Growth, Heritage and Vista are diversified
under the 1940 Act. Focused Growth is nondiversified and
normally limits its investments to a core group of
approximately 25-45 common stocks. The funds' investment
objective is to seek long-term capital growth. The funds pursue this objective by investing primarily in equity securities.
Growth and Focused Growth generally invest in larger companies but may purchase companies of any size. Heritage and Vista
generally invest in companies that are medium-sized and smaller at the time of purchase. The following is a summary of the
funds' significant accounting policies.

MULTIPLE CLASS -- Growth and Vista are authorized to issue the
Investor Class, the Institutional Class, the Advisor Class, the
C Class and the R Class. Focused Growth is authorized to issue the Investor Class. Heritage is authorized to issue the
Investor Class, the Institutional Class, the Advisor Class and
the C Class. The C Class may be subject to a contingent
deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. All shares of each fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting,
dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.
Income, non-class specific expenses, and realized and
unrealized capital gains and losses of the funds are allocated to each class of shares based on their relative net assets.

SECURITY VALUATIONS -- Securities traded primarily on a
principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local
convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued
through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued
through a commercial pricing service or at amortized cost,
which approximates fair value. Securities traded on foreign
securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New
York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to
materially change the net asset value, that security would be valued at fair value as determined in accordance with
procedures adopted by the Board of Directors. If the fund
determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned
above do not reflect the security's fair value, such security is valued at its fair value as determined by, or in accordance with procedures adopted by, the Board of Directors or its
designee if such fair value determination would materially
impact a fund's net asset value. Certain other circumstances may cause the fund to fair value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market
holiday and no trading will commence.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are
determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes
withheld, if any, is recorded as of the ex-dividend date.
Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

SECURITIES ON LOAN -- Growth and Focused Growth may lend
portfolio securities through their lending agent to certain
approved borrowers in order to earn additional income. Growth and Focused Growth continue to recognize any gain or loss in the market price of the securities loaned and record any
interest earned or dividends declared.

FUTURES CONTRACTS -- The funds may enter into futures contracts in order to manage the funds' exposure to changes in market
conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying
securities. Upon entering into a futures contract, the funds are required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin).

------
38

APRIL 30, 2007 (UNAUDITED) (AMOUNTS IN THOUSANDS)

Subsequent payments (variation margin) are made or received
daily, in cash, by the funds. The variation margin is equal to the daily change in the contract value and is recorded as
unrealized gains and losses. The funds recognize a realized
gain or loss when the contract is closed or expires. Net
realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investment transactions and unrealized
appreciation (depreciation) on investments, respectively.

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities
initially expressed in foreign currencies are translated into
U.S. dollars at prevailing exchange rates at period end.
Purchases and sales of investment securities, dividend and
interest income, and certain expenses are translated at the
rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than
investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from
changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment
securities are a component of realized gain (loss) on
investment transactions and unrealized appreciation
(depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The funds
record the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The funds may enter into forward foreign currency exchange contracts to
facilitate transactions of securities denominated in a foreign currency or to hedge the funds' exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of
foreign currency underlying all contractual commitments held by the funds and the resulting unrealized appreciation or
depreciation are determined daily using prevailing exchange
rates. The funds bear the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract.
Additionally, losses may arise if the counterparties do not
perform under the contract terms.

REPURCHASE AGREEMENTS -- The funds may enter into repurchase agreements with institutions that American Century Investment
Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of
Directors. Each repurchase agreement is recorded at cost. Each fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the
custodian in a manner sufficient to enable each fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities
transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, each fund, along
with other registered investment companies having management agreements with ACIM or American Century Global Investment
Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by
U.S. Treasury or Agency obligations.

INCOME TAX STATUS -- It is each fund's policy to distribute
substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated
investment company under provisions of the Internal Revenue
Code. Accordingly, no provision has been made for federal or state income taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

INDEMNIFICATIONS -- Under the corporation's organizational
documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their
duties to the funds. In addition, in the normal course of
business, the funds enter into contracts that provide general indemnifications. The funds' maximum exposure under these
arrangements is unknown as this would involve future claims
that may be made against the funds. The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the
United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

------
39

APRIL 30, 2007 (UNAUDITED) (AMOUNTS IN THOUSANDS)

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a
Management Agreement with ACIM, under which ACIM provides the funds with investment advisory and management services in
exchange for a single, unified management fee (the fee) per
class. The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, fees and
expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees)
and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of
each specific class of shares of each fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula.
This formula takes into account all of the investment advisor's assets under management in each fund's investment strategy
(strategy assets) to calculate the appropriate fee rate for
each fund. The strategy assets include each fund's assets and the assets of other clients of the investment advisor that are not in the American Century family of funds, but that have the same investment team and investment strategy. The annual
management fee schedule for Growth ranges from 0.80% to 1.00%
for the Investor Class, C Class and R Class. The Institutional
Class is 0.20% less and the Advisor Class is 0.25% less at each point within the range. The annual management fee schedule for each class of Focused Growth, Heritage and Vista is 1.00%,
0.80%, 0.75%, 1.00% and 1.00%, for the Investor Class,
Institutional Class, Advisor Class, C Class and R Class,
respectively, as applicable. The effective annual management fee for each class of the funds for the six months ended April
30, 2007 was 1.00%, 0.80%, 0.75%, 1.00% and 1.00% for the
Investor Class, Institutional Class, Advisor Class, C Class and
R Class, respectively, as applicable.

DISTRIBUTION AND SERVICE FEES -- The Board of Directors has
adopted a Master Distribution and Shareholder Services Plan for
the Advisor Class (the Advisor Class plan) and a separate
Master Distribution and Individual Shareholder Services Plan
for each of the C Class and R Class (collectively with the
Advisor Class plan, the plans), pursuant to Rule 12b-1 of the
1940 Act. The plans provide that the Advisor Class will pay
American Century Investment Services, Inc. (ACIS) an annual
distribution fee of 0.25% and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution fee of 0.75% and service fee of 0.25%. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of the classes including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with
respect to shares of the funds. The service fee provides
compensation for shareholder and administrative services
rendered by ACIS, its affiliates or independent third party
providers for Advisor Class shares and for individual
shareholder services rendered by broker/dealers or other
independent financial intermediaries for C Class and R Class shares. Fees incurred under the plans during the six months
ended April 30, 2007, are detailed in the Statement of
Operations.

RELATED PARTIES -- Certain officers and directors of the
corporation are also officers and/or directors, and, as a
group, controlling stockholders of American Century Companies,
Inc. (ACC), the parent of the corporation's investment advisor,
ACIM, the distributor of the corporation, ACIS, and the
corporation's transfer agent, American Century Services, LLC.

Beginning in December 2006, the funds were eligible to invest in a money market fund for temporary purposes, which was
managed by J.P. Morgan Investment Management, Inc. (JPMIM).
JPMIM is a wholly owned subsidiary of JPMorgan Chase & Co.
(JPM). JPM is an equity investor in ACC. The funds have a bank line of credit agreement with JPMorgan Chase Bank (JPMCB).
Growth and Focused Growth have a securities lending agreement with JPMCB. JPMCB is a custodian of the funds and a wholly
owned subsidiary of JPM.

------
40

APRIL 30, 2007 (UNAUDITED) (AMOUNTS IN THOUSANDS)

3. INVESTMENT TRANSACTIONS

Investment transactions, excluding short-term investments, for the six months ended April 30, 2007, were as follows:

                                 Growth    Focused Growth    Heritage       Vista

Purchases                    $2,459,429         $19,740    $1,074,171     $1,498,791

Proceeds from sales          $2,732,520         $23,027      $953,987     $1,660,037

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the funds were as follows:

                                            Six months ended             Year ended
                                             April 30, 2007           October 31, 2006

                                            Shares        Amount      Shares        Amount

Growth

INVESTOR CLASS/SHARES AUTHORIZED           800,000                   800,000
                                          ========                  ========
Sold                                        11,950     $ 274,346      14,450     $ 302,102

Issued in reinvestment of
distributions                                  109         2,426         775        16,259

Redeemed                                  (22,863)     (520,845)    (38,164)     (795,254)
                                          --------    ----------    --------    ----------
                                          (10,804)     (244,073)    (22,939)     (476,893)
                                          --------    ----------    --------    ----------
INSTITUTIONAL CLASS/SHARES AUTHORIZED      150,000                   150,000
                                          ========                  ========

Sold                                         2,747        62,529       5,106       107,366

Issued in reinvestment of
distributions                                   91         2,057         200         4,228
Redeemed                                   (4,644)     (104,973)     (5,605)     (117,555)
                                          --------    ----------    --------    ----------
                                           (1,806)      (40,387)       (299)       (5,961)
                                          --------    ----------    --------    ----------
ADVISOR CLASS/SHARES AUTHORIZED            210,000                   210,000
                                          ========                  ========
Sold                                           540        12,017       1,219        25,034

Issued in reinvestment of
distributions                                   --            --           8           162

Redeemed                                     (571)      (12,678)     (1,681)      (34,467)
                                          --------    ----------    --------    ----------
                                              (31)         (661)       (454)       (9,271)
                                          --------    ----------    --------    ----------
C CLASS/SHARES AUTHORIZED                  100,000                   100,000
                                          ========                  ========
Sold                                            17           361          16           327

Redeemed                                       (3)          (59)        (12)         (247)
                                          --------    ----------    --------    ----------
                                                14           302           4            80
                                          --------    ----------    --------    ----------
R CLASS/SHARES AUTHORIZED                   50,000                    50,000
                                          ========                  ========
Sold                                            79         1,761          13           264

Redeemed                                       (9)         (194)         (2)          (33)
                                          --------    ----------    --------    ----------
                                                70         1,567          11           231
                                          --------    ----------    --------    ----------
Net increase (decrease)                   (12,557)    $(283,252)    (23,677)    $(491,814)
                                          ========    ==========    ========    ==========

------
41

APRIL 30, 2007 (UNAUDITED) (AMOUNTS IN THOUSANDS)

                                             Six months ended            Year ended
                                              April 30, 2007          October 31, 2006

                                             Shares        Amount      Shares       Amount
Focused Growth

INVESTOR CLASS/SHARES AUTHORIZED            100,000                   100,000
                                           ========                  ========
Sold                                            160        $1,833         976      $10,784
Issued in reinvestment of distributions          30           340           8           89

Redeemed                                      (438)       (5,016)       (755)      (8,308)
                                           --------    ----------    --------    ---------
Net increase (decrease)                       (248)      $(2,843)         229       $2,565
                                           ========    ==========    ========    =========

Heritage

INVESTOR CLASS/SHARES AUTHORIZED            400,000                   400,000
                                           ========                  ========
Sold                                         12,800      $219,000      25,740     $398,913

Issued in reinvestment of distributions       4,259        67,285         340        4,950

Redeemed                                    (7,727)     (127,173)    (18,926)    (286,672)
                                           --------    ----------    --------    ---------
                                              9,332       159,112       7,154      117,191
                                           --------    ----------    --------    ---------
INSTITUTIONAL CLASS/SHARES AUTHORIZED        40,000                    40,000
                                           ========                  ========
Sold                                          1,197        20,655       1,462       22,561

Issued in reinvestment of distributions         210         3,366          18          271

Redeemed                                      (433)       (7,194)     (1,038)     (15,839)
                                           --------    ----------    --------    ---------
                                                974        16,827         442        6,993
                                           --------    ----------    --------    ---------
ADVISOR CLASS/SHARES AUTHORIZED             100,000                   100,000
                                           ========                  ========
Sold                                          2,779        45,510       3,672       55,416

Issued in reinvestment of distributions         281         4,352          11          151

Redeemed                                      (774)      (12,630)     (1,400)     (20,981)
                                           --------    ----------    --------    ---------
                                              2,286        37,232       2,283       34,586
                                           --------    ----------    --------    ---------
C CLASS/SHARES AUTHORIZED                   100,000                   100,000
                                           ========                  ========
Sold                                            148         2,436         161        2,333

Issued in reinvestment of distributions          10           153          --            6

Redeemed                                       (23)         (357)        (73)      (1,059)
                                           --------    ----------    --------    ---------
                                                135         2,232          88        1,280
                                           --------    ----------    --------    ---------
Net increase (decrease)                      12,727      $215,403       9,967     $160,050
                                           ========    ==========    ========    =========

------
42

APRIL 30, 2007 (UNAUDITED) (AMOUNTS IN THOUSANDS)

                                            Six months ended             Year ended
                                             April 30, 2007           October 31, 2006

                                             Shares        Amount      Shares       Amount
Vista

INVESTOR CLASS/SHARES AUTHORIZED            800,000                   800,000
                                          =========                  ========
Sold                                         10,237     $ 186,093      19,234     $320,240

Issued in reinvestment of
distributions                                   817        14,041          --           --

Redeemed                                   (18,034)     (323,411)    (25,947)    (425,992)
                                          ---------    ----------    --------    ---------
                                            (6,980)     (123,277)     (6,713)    (105,752)
                                          ---------    ----------    --------    ---------
INSTITUTIONAL CLASS/SHARES AUTHORIZED        80,000                    80,000
                                          =========                  ========
Sold                                          2,108        37,527       5,478       94,126

Issued in reinvestment of
distributions                                    58         1,008          --           --

Redeemed                                    (2,305)      (40,758)     (3,993)     (68,624)
                                          ---------    ----------    --------    ---------
                                              (139)       (2,223)       1,485       25,502
                                          ---------    ----------    --------    ---------
ADVISOR CLASS/SHARES AUTHORIZED             210,000                   210,000
                                          =========                  ========
Sold                                          1,764        30,790       4,866       78,643

Issued in reinvestment of
distributions                                    97         1,632          --           --

Redeemed                                    (2,623)      (44,929)     (4,673)     (75,163)
                                          ---------    ----------    --------    ---------
                                              (762)      (12,507)         193        3,480
                                          ---------    ----------    --------    ---------
C CLASS/SHARES AUTHORIZED                   100,000                   100,000
                                          =========                  ========
Sold                                             53           890          75        1,172

Issued in reinvestment of
distributions                                     2            25          --           --

Redeemed                                       (29)         (485)        (57)        (904)
                                          ---------    ----------    --------    ---------
                                                 26           430          18          268
                                          ---------    ----------    --------    ---------
R CLASS/SHARES AUTHORIZED                    10,000                    10,000
                                          =========                  ========
Sold                                            100         1,738          23          371

Issued in reinvestment of
distributions                                    --             3          --           --

Redeemed                                       (26)         (462)         (4)         (58)
                                          ---------    ----------    --------    ---------
                                                 74         1,279          19          313
                                          ---------    ----------    --------    ---------
Net increase (decrease)                     (7,781)    $(136,298)     (4,998)    $(76,189)
                                          =========    ==========    ========    =========

5. SECURITIES LENDING

As of April 30, 2007, securities in Growth and Focused Growth valued at $293,329 and $939, respectively, were on loan through the lending agent, JPMCB, to certain approved borrowers. JPMCB receives and maintains collateral in the form of cash and/or acceptable securities as approved by ACIM. Cash collateral is invested in authorized investments by the lending agent in a pooled account. The value of cash collateral received at period end is disclosed in the Statement of Assets and Liabilities and investments made with the cash by the lending agent are listed in the Schedule of Investments. Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day.
The total value of all collateral received, at this date for
Growth and Focused Growth, were $303,425 and $972,
respectively. Growth and Focused Growth's risks in securities lending are that the borrower may not provide additional
collateral when required or return the securities when due. If the borrower defaults, receipt of the collateral by Growth and
Focused Growth may be delayed or limited.

6. BANK LINE OF CREDIT

The funds, along with certain other funds managed by ACIM or
ACGIM, have a $500 million unsecured bank line of credit
agreement with JPMCB. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions.
Borrowings under the agreement bear interest at the Federal
Funds rate plus 0.40%. The funds did not borrow from the line during the six months ended April 30, 2007.

------
43

APRIL 30, 2007 (UNAUDITED) (AMOUNTS IN THOUSANDS)

7. RISK FACTORS

Focused Growth is considered nondiversified which may subject the fund to the following risks: a price change in one security may have a greater impact than would be the case if the fund were diversified; the fund's nondiversification could result in high portfolio turnover which could mean increased transaction costs, affecting both the fund's performance and capital gains tax liabilities to investors.

There are certain risks involved in investing in foreign
securities. These risks include those resulting from future
adverse political, social, and economic developments,
fluctuations in currency exchange rates, the possible
imposition of exchange controls, and other foreign laws or
restrictions. Investing in emerging markets may accentuate
these risks.

8. FEDERAL TAX INFORMATION

The book-basis character of distributions made during the year from net investment income or net realized gains may differ
from their ultimate characterization for federal income tax
purposes. These differences reflect the differing character of certain income items and net realized gains and losses for
financial statement and tax purposes, and may result in
reclassification among certain capital accounts on the
financial statements.

As of April 30, 2007, the components of investments for federal income tax purposes were as follows:

                                                      Focused
                                        Growth         Growth      Heritage          Vista
Federal tax cost of investments     $4,396,169        $13,506    $1,173,250     $1,899,311
                                    ==========      =========    ==========     ==========
Gross tax appreciation of
investments                           $760,488           $954      $410,438       $645,558
Gross tax depreciation of
investments                           (22,228)           (90)       (7,817)        (6,721)
                                    ----------      ---------    ----------     ----------
Net tax appreciation
(depreciation) of investments         $738,260           $864      $402,621       $638,837
                                    ==========      =========    ==========     ==========

The difference between book-basis and tax-basis cost and
unrealized appreciation (depreciation) is attributable
primarily to the tax deferral of losses on wash sales.

As of October 31, 2006, Growth had accumulated capital losses of $(777,572), which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers expire in 2011.

9. RECENTLY ISSUED ACCOUNTING STANDARDS

In June 2006, the Financial Accounting Standards Board (FASB)
issued Interpretation No. 48, "Accounting for Uncertainty in
Income Taxes - an Interpretation of FASB Statement No. 109"
(FIN 48). FIN 48 establishes a minimum threshold for financial statement recognition of the benefit of positions taken in
filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax
disclosures. FIN 48 is effective for fiscal years beginning
after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. The FASB issued
Statement of Financial Accounting Standards No. 157, "Fair
Value Measurements" (FAS 157), in September 2006, which is
effective for fiscal years beginning after November 15, 2007.
FAS 157 defines fair value, establishes a framework for
measuring fair value and expands the required financial
statement disclosures about fair value measurements. Management is currently evaluating the impact of adopting FIN 48 and FAS
157.

------
44

FINANCIAL HIGHLIGHTS
Growth

Investor Class

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
                               2007(1)      2006      2005      2004      2003        2002
PER-SHARE DATA

Net Asset Value,
Beginning of Period             $21.99    $19.80    $18.43    $17.26    $14.80      $17.85
                               -------    ------    ------   -------    ------     -------
Income From Investment
Operations

 Net Investment
 Income (Loss)(2)                 0.02      0.02      0.08    (0.01)      0.01      (0.01)

 Net Realized and
 Unrealized Gain
 (Loss)                           1.43      2.26      1.30      1.18      2.45      (3.04)
                               -------    ------    ------   -------    ------     -------
 Total From
 Investment
 Operations                       1.45      2.28      1.38      1.17      2.46      (3.05)
                               -------    ------    ------   -------    ------     -------
Distributions
 From Net
 Investment Income              (0.01)    (0.09)    (0.01)        --        --          --
                               -------    ------    ------   -------    ------     -------
Net Asset Value, End of
Period                          $23.43    $21.99    $19.80    $18.43    $17.26      $14.80
                               =======    ======    ======   =======    ======     =======

TOTAL RETURN(3)                  6.62%    11.51%     7.47%     6.78%    16.62%    (17.09)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average Net
Assets                        1.00%(4)     1.00%     1.00%     1.00%     1.00%       1.00%

Ratio of Net Investment
Income (Loss) to Average
Net Assets                    0.22%(4)     0.09%     0.38%   (0.07)%     0.05%     (0.04)%

Portfolio Turnover Rate            52%      127%       77%      131%      159%        135%

Net Assets, End of Period
(in millions)                   $3,951    $3,946    $4,008    $4,176    $4,350      $3,951

(1) Six months ended April 30, 2007 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for
periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense
differences because of the impact of calculating the net asset values to two decimal places. If net asset values were
calculated to three decimal places, the total return
differences would more closely reflect the class expense
differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and
another.

(4) Annualized.

See Notes to Financial Statements.

------
45

Growth

Institutional Class

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
                       2007(1)        2006        2005        2004        2003        2002

PER-SHARE DATA

Net Asset Value,
Beginning of Period     $22.19      $19.98      $18.59      $17.38      $14.87      $17.90
                       -------     -------     -------     -------     -------     -------
Income From
Investment
Operations

 Net
 Investment
 Income
 (Loss)(2)                0.05        0.06        0.11        0.02        0.04        0.02
 Net Realized
 and
 Unrealized
 Gain (Loss)              1.44        2.27        1.33        1.19        2.47      (3.05)
                       -------     -------     -------     -------     -------     -------
 Total From
 Investment
 Operations               1.49        2.33        1.44        1.21        2.51      (3.03)
                       -------     -------     -------     -------     -------     -------
Distributions

 From Net
 Investment
 Income                 (0.06)      (0.12)      (0.05)          --          --          --
                       -------     -------     -------     -------     -------     -------
Net Asset Value,
End of Period           $23.62      $22.19      $19.98      $18.59      $17.38      $14.87
                       =======     =======     =======     =======     =======     =======

TOTAL RETURN(3)          6.73%      11.70%       7.72%       6.96%      16.88%    (16.93)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to
Average Net Assets    0.80%(4)       0.80%       0.80%       0.80%       0.80%       0.80%

Ratio of Net
Investment Income
(Loss) to Average
Net Assets            0.42%(4)       0.29%       0.58%       0.13%       0.25%       0.16%

Portfolio Turnover
Rate                       52%        127%         77%        131%        159%        135%

Net Assets, End of
Period (in
thousands)            $766,143    $759,816    $689,983    $685,090    $618,569    $455,807

(1) Six months ended April 30, 2007 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for
periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense
differences because of the impact of calculating the net asset values to two decimal places. If net asset values were
calculated to three decimal places, the total return
differences would more closely reflect the class expense
differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and
another.

(4) Annualized.

See Notes to Financial Statements.

------
46

Growth

Advisor Class

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
                            2007(1)       2006      2005       2004       2003        2002

PER-SHARE DATA

Net Asset Value,
Beginning of Period          $21.68     $19.53    $18.22     $17.11     $14.70      $17.78
                            -------    -------   -------    -------    -------     -------
Income From
Investment Operations

 Net Investment
 Income
 (Loss)(2)                    --(3)     (0.03)      0.02     (0.06)     (0.03)      (0.05)

 Net Realized
 and Unrealized
 Gain (Loss)                   1.41       2.22      1.29       1.17       2.44      (3.03)
                            -------    -------   -------    -------    -------     -------
 Total From
 Investment
 Operations                    1.41       2.19      1.31       1.11       2.41      (3.08)
                            -------    -------   -------    -------    -------     -------
Distributions

 From Net
 Investment
 Income                          --     (0.04)        --         --         --          --
                            -------    -------   -------    -------    -------     -------
Net Asset Value, End
of Period                    $23.09     $21.68    $19.53     $18.22     $17.11      $14.70
                            =======    =======   =======    =======    =======     =======

TOTAL RETURN(4)               6.50%     11.23%     7.19%      6.49%     16.39%    (17.32)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average
Net Assets                 1.25%(5)      1.25%     1.25%      1.25%      1.25%       1.25%

Ratio of Net
Investment Income
(Loss) to Average
Net Assets               (0.03)%(5)    (0.16)%     0.13%    (0.32)%    (0.20)%     (0.29)%

Portfolio Turnover
Rate                            52%       127%       77%       131%       159%        135%

Net Assets, End of
Period (in thousands)       $90,819    $85,953   $86,303    $76,962    $55,010     $32,530

(1) Six months ended April 30, 2007 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for
periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense
differences because of the impact of calculating the net asset values to two decimal places. If net asset values were
calculated to three decimal places, the total return
differences would more closely reflect the class expense
differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and
another.

(5) Annualized.

See Notes to Financial Statements.

------
47

Growth

C Class

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
                          2007(1)      2006       2005       2004       2003       2002(2)

PER-SHARE DATA

Net Asset Value,
Beginning of Period        $21.04    $19.06     $17.91     $16.95     $14.66        $19.38
                          -------   -------    -------    -------    -------       -------
Income From
Investment
Operations

 Net
 Investment
 Income
 (Loss)(3)                 (0.08)    (0.18)     (0.12)     (0.19)     (0.15)        (0.16)

 Net Realized
 and
 Unrealized
 Gain (Loss)                 1.37      2.16       1.27       1.15       2.44        (4.56)
                          -------   -------    -------    -------    -------       -------
 Total From
 Investment
 Operations                  1.29      1.98       1.15       0.96       2.29        (4.72)
                          -------   -------    -------    -------    -------       -------
Net Asset Value,
End of Period              $22.33    $21.04     $19.06     $17.91     $16.95        $14.66
                          =======   =======    =======    =======    =======       =======

TOTAL RETURN(4)             6.13%    10.39%      6.42%      5.66%     15.62%      (24.36)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to
Average Net Assets       2.00%(5)     2.00%      2.00%      2.00%      2.00%      2.00%(5)

Ratio of Net
Investment Income
(Loss) to Average
Net Assets             (0.78)%(5)   (0.91)%    (0.62)%    (1.07)%    (0.95)%    (0.99)%(5)

Portfolio Turnover
Rate                          52%      127%        77%       131%       159%       135%(6)

Net Assets, End of
Period (in
thousands)                 $1,318      $947       $779       $632       $623          $482

(1) Six months ended April 30, 2007 (unaudited).

(2) November 28, 2001 (commencement of sale) through October
31, 2002.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two
decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with
SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level.
Percentage indicated was calculated for the year ended October
31, 2002.

See Notes to Financial Statements.

------
48

Growth

R Class

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
                                    2007(1)       2006       2005       2004       2003(2)

PER-SHARE DATA

Net Asset Value, Beginning
of Period                            $21.74     $19.59     $18.32     $17.25        $16.56
                                    -------    -------    -------    -------       -------
Income From Investment
Operations

 Net Investment
 Income (Loss)(3)                    (0.04)     (0.11)     (0.07)     (0.13)        (0.02)
 Net Realized and
 Unrealized Gain (Loss)                1.42       2.26       1.34       1.20          0.71
                                    -------    -------    -------    -------       -------
 Total From Investment
 Operations                            1.38       2.15       1.27       1.07          0.69
                                    -------    -------    -------    -------       -------
Net Asset Value, End of
Period                               $23.12     $21.74     $19.59     $18.32        $17.25
                                    =======    =======    =======    =======       =======

TOTAL RETURN(4)                       6.35%     10.97%      6.93%      6.20%         4.17%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets              1.50%(5)      1.50%      1.50%      1.50%      1.50%(5)

Ratio of Net Investment
Income (Loss) to Average Net
Assets                           (0.28)%(5)    (0.41)%    (0.12)%    (0.57)%    (0.58)%(5)

Portfolio Turnover Rate                 52%       127%        77%       131%       159%(6)

Net Assets, End of Period
(in thousands)                       $1,943       $298        $49        $12            $3

(1) Six months ended April 30, 2007 (unaudited).

(2) August 29, 2003 (commencement of sale) through October 31,
2003.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for
periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense
differences becuause of the impact of calculating the net asset value to two decimal places. If net asset values were
calculated to three decimal places, the total return
differences would more closely reflect the class expense
differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and
another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level.
Percentage indicated was calculated for the year ended October
31, 2003.

See Notes to Financial Statements.

------
49

Focused Growth

Investor Class

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
                                                            2007(1)       2006     2005(2)

PER-SHARE DATA

Net Asset Value, Beginning of Period                         $11.42     $10.53      $10.00
                                                            -------    -------     -------
Income From Investment Operations

 Net Investment Income (Loss)(3)                               0.03       0.01       --(4)

 Net Realized and Unrealized Gain (Loss)                       0.67       0.95        0.53
                                                            -------    -------     -------
 Total From Investment Operations                              0.70       0.96        0.53
                                                            -------    -------     -------
Distributions

 From Net Investment Income                                  (0.04)      --(4)          --

 From Net Realized Gains                                     (0.23)     (0.07)          --
                                                            -------    -------     -------
 Total Distributions                                         (0.27)     (0.07)          --
                                                            -------    -------     -------
Net Asset Value, End of Period                               $11.85     $11.42      $10.53
                                                            =======    =======     =======

TOTAL RETURN(5)                                               6.19%      9.13%       5.30%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets          1.00%(6)      1.00%    1.00%(6)

Ratio of Net Investment Income (Loss) to Average Net
Assets                                                     0.53%(6)      0.07%    0.00%(6)

Portfolio Turnover Rate                                        136%       313%         95%

Net Assets, End of Period (in thousands)                    $13,486    $15,837     $12,175

(1) Six months ended April 30, 2007 (unaudited).

(2) February 28, 2005 (fund inception) through October 31, 2005.

(3) Computed using average shares outstanding throughout the period.

(4) Per-share amount was less than $0.005.

(5) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for
periods less than one year are not annualized.

(6) Annualized.

See Notes to Financial Statements.

------
50

Heritage

Investor Class

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
                            2007(1)       2006      2005       2004       2003        2002

PER-SHARE DATA

Net Asset Value,
Beginning of Period          $15.58     $13.48    $10.76     $10.78      $9.11      $10.13
                            -------    -------   -------    -------    -------     -------
Income From
Investment Operations

 Net Investment
 Income
 (Loss)(2)                   (0.03)     (0.03)    (0.06)     (0.05)     (0.04)      (0.04)

 Net Realized
 and Unrealized
 Gain (Loss)                   3.58       2.22      2.78       0.03       1.71      (0.98)
                            -------    -------   -------    -------    -------     -------
 Total From
 Investment
 Operations                    3.55       2.19      2.72     (0.02)       1.67      (1.02)
                            -------    -------   -------    -------    -------     -------
Distributions

 From Net
 Realized Gains              (1.07)     (0.09)        --         --         --          --
                            -------    -------   -------    -------    -------     -------
Net Asset
Value, End of
Period                       $18.06     $15.58    $13.48     $10.76     $10.78       $9.11
                            =======    =======   =======    =======    =======     =======

TOTAL RETURN(3)              23.73%     16.26%    25.16%    (0.09)%     18.33%    (10.07)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average
Net Assets                 1.00%(4)      1.00%     1.00%      1.00%      1.00%       1.00%

Ratio of Net
Investment Income
(Loss) to Average
Net Assets               (0.30)%(4)    (0.22)%   (0.46)%    (0.44)%    (0.39)%     (0.37)%

Portfolio Turnover
Rate                            73%       230%      236%       264%       129%        128%

Net Assets, End of
Period (in millions)         $1,370     $1,037      $801     $1,148     $1,227      $1,010

(1) Six months ended April 30, 2007 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for
periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense
differences because of the impact of calculating the net asset values to two decimal places. If net asset values were
calculated to three decimal places, the total return
differences would more closely reflect the class expense
differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and
another.

(4) Annualized.

See Notes to Financial Statements.

------
51

Heritage

Institutional Class

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
                            2007(1)       2006      2005       2004       2003        2002

PER-SHARE DATA

Net Asset Value,
Beginning of Period          $15.80     $13.63    $10.87     $10.86      $9.17      $10.17
                            -------    -------   -------    -------    -------     -------
Income From
Investment Operations

 Net Investment
 Income
 (Loss)(2)                   (0.01)      --(3)    (0.03)     (0.03)     (0.01)      (0.02)

 Net Realized
 and Unrealized
 Gain (Loss)                   3.62       2.26      2.79       0.04       1.70      (0.98)
                            -------    -------   -------    -------    -------     -------
 Total From
 Investment
 Operations                    3.61       2.26      2.76       0.01       1.69      (1.00)
                            -------    -------   -------    -------    -------     -------
Distributions

 From Net
 Realized Gains              (1.07)     (0.09)        --         --         --          --
                            -------    -------   -------    -------    -------     -------
Net Asset Value, End
of Period                    $18.34     $15.80    $13.63     $10.87     $10.86       $9.17
                            =======    =======   =======    =======    =======     =======

TOTAL RETURN(4)              23.79%     16.59%    25.39%      0.09%     18.43%     (9.83)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average
Net Assets                 0.80%(5)      0.80%     0.80%      0.80%      0.80%       0.80%

Ratio of Net
Investment Income
(Loss) to Average
Net Assets               (0.10)%(5)    (0.02)%   (0.26)%    (0.24)%    (0.19)%     (0.17)%

Portfolio Turnover
Rate                            73%       230%      236%       264%       129%        128%

Net Assets, End of
Period (in thousands)       $84,072    $57,039   $43,192    $58,259    $73,735    $152,256

(1) Six months ended April 30, 2007 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for
periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense
differences because of the impact of calculating the net asset values to two decimal places. If net asset values were
calculated to three decimal places, the total return
differences would more closely reflect the class expense
differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and
another.

(5) Annualized.

See Notes to Financial Statements.

------
52

Heritage

Advisor Class

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
                            2007(1)       2006      2005       2004       2003        2002

PER-SHARE DATA

Net Asset Value,
Beginning of Period          $15.32     $13.29    $10.64     $10.68      $9.05      $10.09
                            -------    -------   -------    -------    -------     -------
Income From
Investment Operations

 Net Investment
 Income
 (Loss)(2)                   (0.04)     (0.08)    (0.09)     (0.07)     (0.06)      (0.06)

 Net Realized
 and Unrealized
 Gain (Loss)                   3.50       2.20      2.74       0.03       1.69      (0.98)
                            -------    -------   -------    -------    -------     -------
 Total From
 Investment
 Operations                    3.46       2.12      2.65     (0.04)       1.63      (1.04)
                            -------    -------   -------    -------    -------     -------
Distributions
 From Net
 Realized Gains              (1.07)     (0.09)        --         --         --          --
                            -------    -------   -------    -------    -------     -------
Net Asset Value, End
of Period                    $17.71     $15.32    $13.29     $10.64     $10.68       $9.05
                            =======    =======   =======    =======    =======     =======

TOTAL RETURN(3)              23.54%     15.96%    24.91%    (0.37)%     18.01%    (10.31)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average
Net Assets                 1.25%(4)      1.25%     1.25%      1.25%      1.25%       1.25%

Ratio of Net
Investment Income
(Loss) to Average
Net Assets               (0.55)%(4)    (0.47)%   (0.71)%    (0.69)%    (0.64)%     (0.62)%

Portfolio Turnover
Rate                            73%       230%      236%       264%       129%        128%

Net Assets, End of
Period (in thousands)      $107,530    $57,995   $19,953    $15,623    $13,668      $3,737

(1) Six months ended April 30, 2007 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for
periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense
differences because of the impact of calculating the net asset values to two decimal places. If net asset values were
calculated to three decimal places, the total return
differences would more closely reflect the class expense
differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and
another.

(4) Annualized.

See Notes to Financial Statements.

------
53

Heritage

C Class

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
                            2007(1)       2006      2005       2004       2003        2002

PER-SHARE DATA

Net Asset Value,
Beginning of Period          $14.77     $12.91    $10.41     $10.54      $8.99      $10.10
                            -------    -------   -------    -------    -------     -------

Income From
Investment Operations

 Net Investment
 Income
 (Loss)(2)                   (0.10)     (0.18)    (0.17)     (0.15)     (0.13)      (0.13)

 Net Realized
 and Unrealized
 Gain (Loss)                   3.37       2.13      2.67       0.02       1.68      (0.98)
                            -------    -------   -------    -------    -------     -------
 Total From
 Investment
 Operations                    3.27       1.95      2.50     (0.13)       1.55      (1.11)
                            -------    -------   -------    -------    -------     -------
Distributions

 From Net
 Realized Gains              (1.07)     (0.09)        --         --         --          --
                            -------    -------   -------    -------    -------     -------
Net Asset Value, End
of Period                    $16.97     $14.77    $12.91     $10.41     $10.54       $8.99
                            =======    =======   =======    =======    =======     =======

TOTAL RETURN(3)              23.11%     15.11%    24.02%    (1.23)%     17.24%    (10.99)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average
Net Assets                 2.00%(4)      2.00%     2.00%      2.00%      2.00%       2.00%

Ratio of Net
Investment Income
(Loss) to Average
Net Assets               (1.30)%(4)    (1.22)%   (1.46)%    (1.44)%    (1.39)%     (1.37)%

Portfolio Turnover
Rate                            73%       230%      236%       264%       129%        128%

Net Assets, End of
Period (in thousands)        $4,979     $2,334      $898       $889       $872        $146

(1) Six months ended April 30, 2007 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two
decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with
SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------
54

Vista

Investor Class

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
                            2007(1)       2006      2005       2004       2003        2002

PER-SHARE DATA

Net Asset Value,
Beginning of Period          $16.35     $14.99    $13.14     $11.97      $9.25      $10.62
                            -------    -------   -------    -------    -------     -------
Income From
Investment Operations

 Net Investment
 Income
 (Loss)(2)                   (0.04)     (0.04)    (0.04)     (0.06)     (0.06)      (0.04)

 Net Realized
 and Unrealized
 Gain (Loss)                   2.95       1.40      1.89       1.23       2.78      (1.33)
                            -------    -------   -------    -------    -------     -------
 Total From
 Investment
 Operations                    2.91       1.36      1.85       1.17       2.72      (1.37)
                            -------    -------   -------    -------    -------     -------
Distributions

 From Net
 Realized Gains              (0.13)         --        --         --         --          --
                            -------    -------   -------    -------    -------     -------
Net Asset
Value, End of Period         $19.13     $16.35    $14.99     $13.14     $11.97       $9.25
                            =======    =======   =======    =======    =======     =======

TOTAL RETURN(3)              17.90%      9.07%    14.08%      9.77%     29.41%    (12.90)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average
Net Assets                 1.00%(4)      1.00%     1.00%      1.00%      1.00%       1.00%

Ratio of Net
Investment Income
(Loss) to Average
Net Assets               (0.46)%(4)    (0.23)%   (0.26)%    (0.48)%    (0.57)%     (0.34)%

Portfolio Turnover
Rate                            63%       234%      284%       255%       280%        293%

Net Assets, End of
Period (in millions)         $2,165     $1,965    $1,902     $1,418     $1,240        $966

(1) Six months ended April 30, 2007 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for
periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense
differences because of the impact of calculating the net asset values to two decimal places. If net asset values were
calculated to three decimal places, the total return
differences would more closely reflect the class expense
differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and
another.

(4) Annualized.

See Notes to Financial Statements.

------
55

Vista

Institutional Class

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
                           2007(1)        2006      2005       2004       2003        2002

PER-SHARE DATA

Net Asset Value,
Beginning of Period         $16.64      $15.22    $13.32     $12.11      $9.34      $10.70
                           -------     -------   -------    -------    -------     -------
Income From
Investment
Operations

 Net
 Investment
 Income
 (Loss)(2)                  (0.02)      (0.01)    (0.01)     (0.04)     (0.03)      (0.02)

 Net Realized
 and
 Unrealized
 Gain (Loss)                  3.00        1.43      1.91       1.25       2.80      (1.34)
                           -------     -------   -------    -------    -------     -------
 Total From
 Investment
 Operations                   2.98        1.42      1.90       1.21       2.77      (1.36)
                           -------     -------   -------    -------    -------     -------
Distributions

 From Net
 Realized
 Gains                      (0.13)          --        --         --         --          --
                           -------     -------   -------    -------    -------     -------
Net Asset Value,
End of Period               $19.49      $16.64    $15.22     $13.32     $12.11       $9.34
                           =======     =======   =======    =======    =======     =======

TOTAL RETURN(3)             18.01%       9.33%    14.26%      9.99%     29.66%    (12.71)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average
Net Assets                0.80%(4)       0.80%     0.80%      0.80%      0.80%       0.80%

Ratio of Net
Investment Income
(Loss) to Average
Net Assets              (0.26)%(4)     (0.03)%   (0.06)%    (0.28)%    (0.37)%     (0.14)%

Portfolio Turnover
Rate                           63%        234%      284%       255%       280%        293%

Net Assets, End of
Period (in
thousands)                $152,252    $132,325   $98,439    $42,747    $34,177     $37,743

(1) Six months ended April 30, 2007 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for
periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense
differences because of the impact of calculating the net asset values to two decimal places. If net asset values were
calculated to three decimal places, the total return
differences would more closely reflect the class expense
differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and
another.

(4) Annualized.

See Notes to Financial Statements.

------
56

Vista

Advisor Class

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)

                           2007(1)       2006        2005        2004       2003        2002

PER-SHARE DATA

Net Asset Value,
Beginning of Period         $16.03     $14.73      $12.95      $11.82      $9.15      $10.53
                           -------    -------     -------     -------     ------     -------
Income From
Investment
Operations

 Net
 Investment
 Income
 (Loss)(2)                  (0.06)     (0.08)      (0.08)      (0.11)     (0.08)      (0.06)

 Net
 Realized
 and
 Unrealized
 Gain (Loss)                  2.88       1.38        1.86        1.24       2.75      (1.32)
                           -------    -------     -------     -------     ------     -------
 Total From
 Investment
 Operations                   2.82       1.30        1.78        1.13       2.67      (1.38)
                           -------    -------     -------     -------     ------     -------
Distributions
 From Net
 Realized
 Gains                      (0.13)         --          --          --         --          --
                           -------    -------     -------     -------     ------     -------
Net Asset Value,
End of Period               $18.72     $16.03      $14.73      $12.95     $11.82       $9.15
                           =======    =======     =======     =======     ======     =======

TOTAL RETURN(3)             17.70%      8.83%      13.75%       9.56%     29.18%    (13.11)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to
Average Net Assets        1.25%(4)      1.25%       1.25%       1.25%      1.25%       1.25%

Ratio of Net
Investment Income
(Loss) to Average
Net Assets              (0.71)%(4)    (0.48)%     (0.51)%     (0.73)%    (0.82)%     (0.59)%

Portfolio Turnover
Rate                           63%       234%        284%        255%       280%        293%

Net Assets, End of
Period (in
thousands)                $231,689   $210,576    $190,635    $106,750    $17,060     $11,333

(1) Six months ended April 30, 2007 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for
periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense
differences because of the impact of calculating the net asset values to two decimal places. If net asset values were
calculated to three decimal places, the total return
differences would more closely reflect the class expense
differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and
another.

(4) Annualized.

See Notes to Financial Statements.

------
57

Vista

C Class

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
                            2007(1)       2006      2005       2004       2003        2002

PER-SHARE DATA

Net Asset Value,
Beginning of Period          $15.52     $14.37    $12.73     $11.71      $9.12      $10.59
                            -------    -------   -------    -------    -------     -------
Income From
Investment Operations

 Net Investment
 Income
 (Loss)(2)                   (0.12)     (0.19)    (0.18)     (0.19)     (0.16)      (0.15)

 Net Realized
 and Unrealized
 Gain (Loss)                   2.79       1.34      1.82       1.21       2.75      (1.32)
                            -------    -------   -------    -------    -------     -------
 Total From
 Investment
 Operations                    2.67       1.15      1.64       1.02       2.59      (1.47)
                            -------    -------   -------    -------    -------     -------
Distributions

 From Net
 Realized Gains              (0.13)         --        --         --         --          --
                            -------    -------   -------    -------    -------     -------
Net Asset Value, End
of Period                    $18.06     $15.52    $14.37     $12.73     $11.71       $9.12
                            =======    =======   =======    =======    =======     =======

TOTAL RETURN(3)              17.31%      8.00%    12.88%      8.71%     28.40%    (13.88)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average
Net Assets                 2.00%(4)      2.00%     2.00%      2.00%      2.00%       2.00%

Ratio of Net
Investment Income
(Loss) to Average
Net Assets               (1.46)%(4)    (1.23)%   (1.26)%    (1.48)%    (1.57)%     (1.34)%

Portfolio Turnover
Rate                            63%       234%      284%       255%       280%        293%

Net Assets, End of
Period (in thousands)        $3,959     $2,998    $2,515     $1,439       $333        $110

(1) Six months ended April 30, 2007 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two
decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with
SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------
58

Vista

R Class

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
                                                          2007(1)       2006       2005(2)

PER-SHARE DATA

Net Asset Value, Beginning of Period                       $16.25     $14.97        $15.32
                                                        ---------    -------     ---------
Income From Investment Operations

 Net Investment Income (Loss)(3)                           (0.07)     (0.16)        (0.04)

 Net Realized and Unrealized Gain (Loss)                     2.92       1.44        (0.31)
                                                        ---------    -------     ---------
 Total From Investment Operations                            2.85       1.28        (0.35)
                                                        ---------    -------     ---------
Distributions

 From Net Realized Gains                                   (0.13)         --            --
                                                        ---------    -------     ---------
Net Asset Value, End of Period                             $18.97     $16.25        $14.97
                                                        =========    =======     =========

TOTAL RETURN(4)                                            17.64%      8.55%       (2.28)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets        1.50%(5)      1.50%      1.50%(5)

Ratio of Net Investment Income (Loss) to Average
Net Assets                                             (0.96)%(5)    (0.73)%    (0.92)%(5)

Portfolio Turnover Rate                                       63%       234%       284%(6)

Net Assets, End of Period (in thousands)                   $1,800       $337           $24

(1) Six months ended April 30, 2007 (unaudited).

(2) July 29, 2005 (commencement of sale) through October 31,
2005.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for
periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense
differences because of the impact of calculating the net asset values to two decimal places. If net asset values were
calculated to three decimal places, the total return
differences would more closely reflect the class expense
differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and
another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level.
Percentage indicated was calculated for the year ended October
31, 2005.

See Notes to Financial Statements.

------
59

SHARE CLASS INFORMATION

Five classes of shares are authorized for sale by Growth and
Vista: Investor Class, Institutional Class, Advisor Class, C
Class, and R Class. Focused Growth offers the Investor Class.
Four classes of shares are authorized for sale by Heritage:
Investor Class, Institutional Class, Advisor Class, and C
Class. The total expense ratio of Institutional Class shares is lower than that of Investor Class shares. The total expense
ratios of Advisor Class, C Class, and R Class shares are higher than that of Investor Class shares.

INVESTOR CLASS shares are available for purchase in two ways:
1) directly from American Century without any commissions or other fees; or 2) through certain financial intermediaries
(such as banks, broker-dealers, insurance companies and
investment advisors), which may require payment of a
transaction fee to the financial intermediary.

INSTITUTIONAL CLASS shares are available to large investors
such as endowments, foundations, and retirement plans, and to financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million ($3 million for endowments and foundations) in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the unified management fee of Institutional
Class shares is 0.20% less than the unified management fee of
Investor Class shares.

ADVISOR CLASS shares are sold primarily through institutions such as investment advisors, banks, broker-dealers, insurance companies, and financial advisors. Advisor Class shares are
subject to a 0.50% annual Rule 12b-1 distribution and service fee. The total expense ratio of Advisor Class shares is 0.25%
higher than the total expense ratio of Investor Class shares.

C CLASS shares are sold primarily through employer sponsored retirement plans and through institutions such as investment advisors, banks, broker-dealers, and insurance companies. C
Class shares redeemed within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1.00%. There is no CDSC on shares acquired through reinvestment of dividends or capital gains. The unified management fee for C Class shares is the same as for Investor Class shares. C Class shares also are subject to a Rule 12b-1 distribution and service fee of 1.00%.

R CLASS shares are sold primarily through employer-sponsored retirement plans and through institutions such as investment advisors, banks, broker-dealers, and insurance companies. The unified management fee for R Class shares is the same as for
Investor Class shares. R Class shares are subject to a 0.50%
annual Rule 12b-1 distribution and service fee.

All classes of shares represent a pro rata interest in the
funds and generally have the same rights and preferences.

------
60

ADDITIONAL INFORMATION

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA or certain 403(b), 457 and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are
subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible
contributions. In such case, excess amounts of withholding
could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must
notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another
tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through
other electronic means. You have the right to revoke your
withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be
responsible for payment of estimated tax. You may incur
penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your
distribution, your address is within one of the mandatory
withholding states and you have federal income tax withheld.
State taxes will be withheld from your distribution in
accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the funds'
investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. A description of the policies and procedures the
advisor uses in fulfilling this responsibility is available
without charge, upon request, by calling 1-800-345-2021. It is also available on American Century's website at
americancentury.com and on the Securities and Exchange
Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio
securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The funds'
Forms N-Q are available on the SEC's website at sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public
Reference Room may be obtained by calling 1-800-SEC-0330. The funds also make their complete schedule of portfolio holdings for the most recent quarter of their fiscal year available on their website at americancentury.com and, upon request, by
calling 1-800-345-2021.

------
61

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for
purchase.

The BLENDED INDEX is considered the benchmark for Focused
Growth. It combines two widely known indices, the S&P 500 Index and the Russell 1000 Growth Index, which are both weighted at
50%.

The RUSSELL 1000® INDEX is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest companies in the Russell 3000
Index (the 3,000 largest publicly traded U.S. companies, based on total market capitalization).

The RUSSELL 1000® GROWTH INDEX measures the performance of
those Russell 1000 Index companies (the 1,000 largest of the
3,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and
higher forecasted growth rates.

The RUSSELL 1000® VALUE INDEX measures the performance of those
Russell 1000 Index companies (the 1,000 largest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower
forecasted growth values.

The RUSSELL 2000® INDEX is a market-capitalization weighted
index created by Frank Russell Company to measure the
performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL 2000® GROWTH INDEX measures the performance of
those Russell 2000 Index companies (the 2,000 smallest of the
3,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and
higher forecasted growth rates.

The RUSSELL 2000® VALUE INDEX measures the performance of those
Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower
forecasted growth values.

The RUSSELL MIDCAP® INDEX measures the performance of the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL MIDCAP® GROWTH INDEX measures the performance of those Russell Midcap Index companies (the 800 smallest of the
1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and
higher forecasted growth values.

The RUSSELL MIDCAP® VALUE INDEX measures the performance of
those Russell Midcap Index companies (the 800 smallest of the
1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and
lower forecasted growth values.

The S&P 500 INDEX is a market value-weighted index of the
stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are
considered to be leading firms in dominant industries. Each
stock's weight in the index is proportionate to its market
value. Created by Standard & Poor's, it is considered to be a broad measure of U.S. stock market performance.

------
62

NOTES

------
63

NOTES

------
64

[blank page]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTOR SERVICES REPRESENTATIVE:
1-800-345-2021 or 816-531-5575

BUSINESS, NOT-FOR-PROFIT,
EMPLOYER-SPONSORED RETIREMENT PLANS:
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL PROFESSIONALS, INSURANCE COMPANIES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 or 816-444-3485

AMERICAN CENTURY MUTUAL FUNDS, INC.

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR
THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT
AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS
PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

                     PRSRT STD
                     U.S. POSTAGE PAID
                     AMERICAN CENTURY
                     COMPANIES

American Century Investments
P.O. Box 419200
Kansas City, MO 64141-6200

American Century Investment Services, Inc., Distributor

©2007 American Century Proprietary Holdings, Inc. All rights reserved.

The American Century Investments logo, American Century and
American Century Investments are service marks of American
Century Proprietary Holdings, Inc.

0706
SH-SAN-54784S

[front cover]

AMERICAN CENTURY INVESTMENTS
Semiannual Report               April 30, 2007

[photo of spring]

Giftrust® Fund

[american century investments logo and text logo]

OUR MESSAGE TO YOU

We have the privilege of providing you with the semiannual
report for the American Century® Giftrust Fund for the six
months ended April 30, 2007. We've gathered this information to help you monitor your investment. Another resource is our
website, americancentury.com, where we post company news,
portfolio commentaries, investment views, and other
communications about portfolio strategy, personal finance,
government policy, and the markets.

Speaking of company news, American Century announced the
following leadership changes. Chief Investment Officer Mark
Mallon retired in the first quarter of 2007, after nearly a
decade at American Century. Effective January 1, 2007, former
International Equity CIO Enrique Chang became CIO with
responsibilities for the entire investment management
operation. Prior to joining American Century in 2006, Enrique worked at Munder Capital Management, serving the last four
years as president and CIO. Before that, he held a series of senior investment management positions at Vantage Global
Advisors, J. & W. Seligman and Co., and General Reinsurance
Corp.

In January 2007, President and Chief Executive Officer Bill
Lyons announced his retirement after nearly 20 years at
American Century. Chief Financial Officer Jonathan Thomas was
appointed president and CEO effective March 1, 2007. Since
2005, Jonathan has overseen American Century's financial area, with additional responsibilities in purchasing, facilities,
real estate, information technology, operations, and human
resources. Before joining American Century, Jonathan was a
managing director and global chief operating officer of Morgan
Stanley's investment division, and worked in senior leadership roles for Bank of America, Boston Financial Services, and
Fidelity Investments.

We wish to thank Mark and Bill for their many years of
distinguished service -- American Century is a stronger company as a result of their hard work. And we firmly believe their
roles in our firm have transitioned to two talented, committed, and experienced top executives.

[photo of James E. Stowers, Jr. and James E. Stowers III]

/s/James E. Stowers, Jr.
James E. Stowers, Jr.
FOUNDER AND CO-CHAIRMAN OF THE BOARD
AMERICAN CENTURY COMPANIES, INC.

/s/James E. Stowers III
James E. Stowers III
DIRECTOR
AMERICAN CENTURY COMPANIES, INC.

      Market Perspective. . . . . . . . . . . . . . . . . . . . . . . . . . 2
       U.S. Stock Index Returns . . . . . . . . . . . . . . . . . . . . . . 2

GIFTRUST

FINANCIAL STATEMENTS

OTHER INFORMATION

      Additional Information. . . . . . . . . . . . . . . . . . . . . . . .19
      Index Definitions . . . . . . . . . . . . . . . . . . . . . . . . . .20

The opinions expressed in the Market Perspective and the
Portfolio Commentary reflect those of the portfolio management team as of the date of the report, and do not necessarily
represent the opinions of American Century or any other person in the American Century organization. Any such opinions are
subject to change at any time based upon market or other
conditions and American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by
American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century fund. Security examples are used for
representational purposes only and are not intended as
recommendations to purchase or sell securities. Performance
information for comparative indices and securities is provided to American Century by third party vendors. To the best of
American Century's knowledge, such information is accurate at the time of printing.

MARKET PERSPECTIVE

[Photo of Chief Investment Officer]

By Enrique Chang, Chief Investment Officer, American Century
Investments

STOCKS RALLIED DESPITE SLOWING ECONOMY

The major U.S. stock indexes advanced during the six months
ended April 30, 2007. Stocks gained ground despite a continued
slowdown in the U.S. economy, resulting primarily from a
further slump in the housing market. U.S. gross domestic
product (GDP) grew at an annualized rate of 2.5% in the fourth quarter of 2006, and the initial estimate of first-quarter 2007
GDP growth was just 1.3%.

In this environment, the Federal Reserve (the Fed) continued to hold short-term interest rates steady after raising them 17
times between June 2004 and June 2006. The Fed's stable
interest rate policy, combined with better-than-expected
corporate earnings, contributed to the stock market's positive sentiment during the reporting period.

Robust merger activity also supported stocks. After a total of nearly $4 trillion in mergers and acquisitions worldwide in
2006 -- including $750 billion in takeovers by private equity firms -- the wheeling and dealing continued in early 2007 with the largest private-equity buyout on record.

Although stocks rose for five of the six months in the
reporting period, the market suffered a sharp decline in late
February amid a drop in the Chinese stock market and growing financial problems among "subprime" lenders. Corporate profit growth also weakened toward the end of the reporting period, ending a streak of double-digit quarterly earnings growth for the companies in the S&P 500 Index that began in 2002.

MID-CAP AND VALUE OUTPERFORMED

As the accompanying table shows, mid-cap stocks led the
market's advance, followed by large-cap issues, while small-cap shares lagged. Value and growth stocks were mixed -- value
modestly outperformed in the large- and mid-cap segments of the market, while small-cap growth stocks outpaced small-cap value.

The best-performing sectors of the stock market during the
period included the utilities, materials, and energy sectors, which benefited from higher commodity prices. Consumer
discretionary and financial stocks posted the weakest returns.
Consumer discretionary stocks were impacted by the modest
economic outlook, while concerns about the contagion of
subprime lending woes weighed on the financial sector.

U.S. Stock Index Returns
For the six months ended April 30, 2007*

RUSSELL 1000 INDEX (LARGE-CAP)             9.10%
Russell 1000 Growth Index                  8.42%
Russell 1000 Value Index                   9.79%
RUSSELL MIDCAP INDEX                      12.24%
Russell Midcap Growth Index               11.77%
Russell Midcap Value Index                12.78%
RUSSELL 2000 INDEX (SMALL-CAP)             6.86%
Russell 2000 Growth Index                  7.42%
Russell 2000 Value Index                   6.36%

*Total returns for periods less than one year are not
annualized.

------
2

PERFORMANCE
Giftrust

Total Returns as of April 30, 2007
                                                Average Annual Returns
                                                                     Since      Inception
                  6 months(1)   1 year     5 years     10 years    Inception      Date

GIFTRUST            23.75%      16.13%    10.26%(2)    6.36%(2)     12.83%      11/25/83

RUSSELL MIDCAP
GROWTH INDEX(3)     11.77%      11.13%     11.60%       9.65%       N/A(4)         --

(1) Total returns for periods less than one year are not
annualized.

(2) Returns would have been lower if management fees had not been waived from 2/1/04 to 7/31/04.

(3) Data provided by Lipper Inc. - A Reuters Company. ©2007
Reuters. All rights reserved. Any copying, republication or
redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior
written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
  The data contained herein has been obtained from company
reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be
incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

(4) Benchmark began 12/31/85.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and
principal value will fluctuate, and redemption value may be
more or less than original cost. To obtain performance data
current to the most recent month end, please call
1-800-345-2021 or visit americancentury.com. The fund's
investment process may result in high portfolio turnover, high commission costs and high capital gains distributions. In
addition, its investment approach may involve higher volatility and risk. International investing involves special risks, such as political instability and currency fluctuations.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a
shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for
comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce
returns, while the total returns of the index do not.

------
3

Giftrust

Growth of $10,000 Over 10 Years

$10,000 investment made April 30, 1997

One-Year Returns Over 10 Years
Periods ended April 30
                 1998    1999     2000     2001      2002     2003       2004      2005      2006     2007

Giftrust        36.76%  -21.02%  113.18%  -42.37%  -14.35%   -23.04%   19.73%*    3.48%*    47.22%   16.13%

Russell
Midcap
Growth Index    40.84%  12.33%   53.02%   -29.47%  -15.01%   -16.67%    36.14%    7.05%     28.27%   11.13%

*Returns would have been lower, along with the ending value, if management fees had not been waived from 2/1/04 to 7/31/04.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and
principal value will fluctuate, and redemption value may be
more or less than original cost. To obtain performance data
current to the most recent month end, please call
1-800-345-2021 or visit americancentury.com. The fund's
investment process may result in high portfolio turnover, high commission costs and high capital gains distributions. In
addition, its investment approach may involve higher volatility and risk. International investing involves special risks, such as political instability and currency fluctuations.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a
shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for
comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce
returns, while the total returns of the index do not.

------
4

PORTFOLIO COMMENTARY
Giftrust

Portfolio Managers: Glenn Fogle, David Hollond, and Kurt
Stalzer

IN FEBRUARY 2007, PORTFOLIO MANAGER DAVID ROSE LEFT AMERICAN
CENTURY TO PURSUE ANOTHER CAREER OPPORTUNITY. VETERAN AMERICAN
CENTURY MID-CAP GROWTH PORTFOLIO MANAGERS GLENN FOGLE (16 YEARS
WITH THE FIRM) AND DAVID HOLLOND (NINE YEARS) JOINED KURT
STALZER (SEVEN YEARS) AS CO-MANAGERS FOR GIFTRUST.

PERFORMANCE SUMMARY

Giftrust advanced 23.75%* for the six months ended April 30,
2007, more than doubling the 11.77% return of its benchmark, the Russell Midcap Growth Index. Giftrust's gain ranked among the highest in American Century's family of funds for the
period.

As discussed on page 2, a pause in Federal Reserve (Fed)
interest rate moves, strong merger activity, and
better-than-expected corporate earnings growth contributed to solid U.S. stock index gains for the period, despite a slowdown in the housing market and problems among "subprime" lenders.
Effective stock selection and overweight positions in the
industrial, telecommunications services, and health care
sectors, as well as an underweight position in the financials sector, contributed to the portfolio's strong performance
relative to its benchmark. During the reporting period, the
portfolio derived a meaningful portion of its returns from
investments in international holdings.

SECTOR WEIGHTINGS THAT BOASTED RELATIVE PERFORMANCE

The portfolio reaped rewards from its largest sector
overweight, telecommunications, where our focus was on two
wireless telecommunications companies. NII Holdings, our
biggest holding, and Millicom International Cellular combined accounted for nearly 11% of the portfolio's average weight for the six-month period. Both provide cellular service in
burgeoning foreign markets, and each contributed significantly to relative fund performance. These companies have continued to experience strong demand, and reflect Giftrust's focus on
companies with accelerating financial growth and share price momentum.

An underweight position in the financials sector benefited
portfolio performance during the period, as a softening housing market and concerns surrounding subprime mortgage lenders
hindered sector performance.

AEROSPACE AND DEFENSE LED TOP PERFORMERS

The portfolio also reaped gains from an overweight position in the aerospace and defense industry. Our focus in the industry is on companies benefiting from a replacement cycle in the
airline industry, a trend that we believe will continue into
2011.

Top Ten Holdings as of April 30, 2007
                                               % of           % of
                                            net assets     net assets
                                               as of         as of
                                              4/30/07       10/31/06

NII Holdings, Inc. Cl B                        8.1%          10.5%
Precision Castparts Corp.                      5.4%           5.7%
Medco Health Solutions Inc.                    3.8%            --
Nintendo Co., Ltd. ORD                         3.7%           2.2%
BE Aerospace, Inc.                             3.7%           2.8%
Aker Kvaerner ASA ORD                          3.0%           4.4%
Hologic, Inc.                                  2.8%           3.0%
Millicom International Cellular SA             2.7%           1.9%
McDermott International, Inc.                  2.1%           2.2%
Las Vegas Sands Corp.                          2.1%           3.8%

*Total returns for periods less than one year are not
annualized.

------
5

Giftrust

The largest contributor to fund performance for the six-month period was Precision Castparts, a manufacturer of components for aerospace applications. Precision's share price soared more than 53% for the six-month period. Another fund overweight, BE
Aerospace, also benefited from the trend, with its share price climbing over 44%.

SOUND STOCK SELECTION ADDED TO GAINS

A stake in video game-maker Nintendo boosted portfolio returns, as consumer demand for the innovative Wii interactive game
system helped to drive up the company's share price more than
57% during the six-month period.

The portfolio also benefited from a position in Norway-based
Aker Kvaerner, a provider of engineering and construction
services with a focus on the energy sector. Aker's share price hit an all-time high in December 2006. Although it gave back some of its gains in the final months of the reporting period, it ended the period with a 21% total return.

A new position in Medco Health Solutions, a provider of
pharmacy benefit management systems, contributed to portfolio performance. Health care company Hologic, which manufactures diagnostic imaging systems related to women's health, also
added to absolute and relative performance.

STARTING POINT FOR NEXT REPORTING PERIOD

Our investment process focuses on medium-sized and smaller
companies with accelerating earnings growth rates and share
price momentum. We believe that investing in such companies
will generate outperformance over time compared with the
benchmark.

We are encouraged by the market's behavior since the Fed
stopped raising interest rates. An environment of steady rates and strong corporate earnings growth complements our process of identifying companies with accelerating growth and price
momentum. Our process has uncovered companies in the aerospace, wireless telecommunications, and health care areas in
particular, which benefit from what we believe to be long-term trends.

Top Five Industries as of April 30, 2007
                                                  % of          % of
                                               net assets    net assets
                                                 as of         as of
                                                4/30/07       10/31/06

Wireless Telecommunication Services              14.5%         17.4%
Aerospace & Defense                               9.0%          8.9%
Energy Equipment & Services                       5.1%          9.5%
Health Care Providers & Services                  4.9%          4.9%
Software                                          4.2%          2.9%

Types of Investments in Portfolio
                                                  % of          % of
                                               net assets    net assets
                                                 as of         as of
                                                4/30/07       10/31/06

Domestic Common Stocks                           80.7%         79.4%
Foreign Common Stocks*                           19.5%         20.3%
TOTAL COMMON STOCKS                              100.2%        99.7%
Temporary Cash Investments                        0.1%          0.7%
Other Assets and Liabilities                     (0.3)%        (0.4)%

*Includes depositary shares, dual listed securities and foreign ordinary shares.

------
6

SHAREHOLDER FEE EXAMPLE (UNAUDITED)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including
management fees; distribution and service (12b-1) fees; and
other fund expenses. This example is intended to help you
understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of
investing in other mutual funds.

The example is based on an investment of $1,000 made at the
beginning of the period and held for the entire period from
November 1, 2006 to April 30, 2007.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses
Paid During Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century fund, or Institutional Class shares of the American Century
Diversified Bond Fund, in an American Century account (i.e., not a financial intermediary or retirement plan account),
American Century may charge you a $12.50 semiannual account
maintenance fee if the value of those shares is less than
$10,000. We will redeem shares automatically in one of your
accounts to pay the $12.50 fee. In determining your total
eligible investment amount, we will include your investments in all PERSONAL ACCOUNTS (including American Century Brokerage
accounts) registered under your Social Security number.
PERSONAL ACCOUNTS include individual accounts, joint accounts,
UGMA/UTMA accounts, personal trusts, Coverdell Education
Savings Accounts and IRAs (including traditional, Roth,
Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other
retirement accounts. If you have only business, business
retirement, employer-sponsored or American Century Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your
accounts exclusively online. If you are subject to the Account
Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

------
7

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any
transactional costs, such as sales charges (loads) or
redemption/exchange fees. Therefore, the table is useful in
comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In
addition, if these transactional costs were included, your
costs would have been higher.

                      Beginning                         Expenses Paid
                    Account Value    Ending Account     During Period*       Annualized
                       11/1/06        Value 4/30/07   11/1/06 - 4/30/07    Expense Ratio*

Actual                  $1,000          $1,237.50           $5.55              1.00%
Hypothetical            $1,000          $1,019.84           $5.01              1.00%

*Expenses are equal to the fund's annualized expense ratio
listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

------
8

SCHEDULE OF INVESTMENTS
Giftrust

APRIL 30, 2007 (UNAUDITED)

Shares                                   ($ IN THOUSANDS)                            Value

Common Stocks -- 100.2%

AEROSPACE & DEFENSE -- 9.0%
            1,163,093  BE Aerospace, Inc.(1)                                      $ 42,627
              602,500  Precision Castparts Corp.                                    62,727
                                                                                ----------
                                                                                   105,354
                                                                                ----------
BEVERAGES -- 0.2%
              145,400  Jones Soda Co.(1)                                             3,575
                                                                                ----------
BIOTECHNOLOGY -- 3.0%
               98,000  Celgene Corp.(1)                                              5,994
              194,699  CSL Ltd. ORD                                                 14,116
              185,771  Gilead Sciences, Inc.(1)                                     15,180
                                                                                ----------
                                                                                    35,290
                                                                                ----------
CAPITAL MARKETS -- 2.2%
              238,000  Ameriprise Financial Inc.                                    14,154
              102,575  Lazard Ltd. Cl A                                              5,554
              110,500  T. Rowe Price Group Inc.                                      5,490
                                                                                ----------
                                                                                    25,198
                                                                                ----------
CHEMICALS -- 2.4%
              126,116  CF Industries Holdings, Inc.                                  5,006
              380,240  Monsanto Co.                                                 22,430
                                                                                ----------
                                                                                    27,436
                                                                                ----------
COMMERCIAL SERVICES & SUPPLIES -- 3.8%
              244,880  Corrections Corp. of America(1)                              13,909
               77,100  FTI Consulting, Inc.(1)                                       2,835
               77,900  Huron Consulting Group Inc.(1)                                4,717
              604,710  TeleTech Holdings Inc.(1)                                    22,816
                                                                                ----------
                                                                                    44,277
                                                                                ----------
COMMUNICATIONS EQUIPMENT -- 1.8%
              864,800  Corning Inc.(1)                                              20,513
                                                                                ----------
COMPUTERS & PERIPHERALS -- 1.8%
              206,230  Apple Inc.(1)                                                20,582
                                                                                ----------
CONSTRUCTION & ENGINEERING -- 1.8%
              297,752  Foster Wheeler Ltd.(1)                                       20,494
                                                                                ----------
CONTAINERS & PACKAGING -- 0.4%
              194,800  Owens-Illinois Inc.(1)                                        5,862
                                                                                ----------
DIVERSIFIED CONSUMER SERVICES -- 1.1%
              127,400  ITT Educational Services Inc.(1)                             12,385
                                                                                ----------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.6%
              278,100  Cogent Communications Group, Inc.(1)                          7,080
                                                                                ----------
ELECTRIC UTILITIES -- 0.7%
              342,000  Reliant Energy Inc.(1)                                        7,616
                                                                                ----------

Shares                                   ($ IN THOUSANDS)                            Value

ELECTRICAL EQUIPMENT -- 1.6%
               93,200  First Solar Inc.(1)                                         $ 5,591
              193,100  Vestas Wind Systems AS ORD(1)                                12,701
                                                                                ----------
                                                                                    18,292
                                                                                ----------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 0.2%
               97,273  Dolby Laboratories Inc. Cl A(1)                               3,445
                                                                                ----------
ENERGY EQUIPMENT & SERVICES -- 5.1%
            1,491,285  Aker Kvaerner ASA ORD                                        35,549
               88,245  Cameron International Corp.(1)                                5,698
              178,900  Dresser-Rand Group Inc.(1)                                    5,709
              144,300  National Oilwell Varco, Inc.(1)                              12,244
                                                                                ----------
                                                                                    59,200
                                                                                ----------
FOOD & STAPLES RETAILING -- 0.9%
              137,921  Great Atlantic & Pacific Tea Co.(1)                           4,440
              139,700  SUPERVALU INC.                                                6,412
                                                                                ----------
                                                                                    10,852
                                                                                ----------
FOOD PRODUCTS -- 1.6%
              163,100  Bunge Ltd.                                                   12,357
               82,800  Pilgrim's Pride Corp.                                         3,023
               78,500  Sanderson Farms Inc.                                          3,103
                                                                                ----------
                                                                                    18,483
                                                                                ----------
HEALTH CARE EQUIPMENT & SUPPLIES -- 3.8%
              258,300  Align Technology Inc.(1)                                      5,853
              286,354  ev3 Inc.(1)                                                   5,111
              573,718  Hologic, Inc.(1)                                             33,018
                                                                                ----------
                                                                                    43,982
                                                                                ----------
HEALTH CARE PROVIDERS & SERVICES -- 4.9%
              107,500  Health Net Inc.(1)                                            5,811
              226,800  HealthExtras, Inc.(1)                                         7,019
              572,700  Medco Health Solutions Inc.(1)                               44,683
                                                                                ----------
                                                                                    57,513
                                                                                ----------
HOTELS, RESTAURANTS & LEISURE -- 2.5%
               74,800  Jack in the Box Inc.(1)                                       4,983
              288,950  Las Vegas Sands Corp.(1)                                     24,616
                                                                                ----------
                                                                                    29,599
                                                                                ----------
HOUSEHOLD DURABLES -- 0.5%
            3,545,463  Consorcio ARA, SAB de CV ORD                                  5,807
                                                                                ----------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS -- 0.6%
               89,100  NRG Energy Inc.(1)                                            7,035
                                                                                ----------
INDUSTRIAL CONGLOMERATES -- 2.1%
              467,500  McDermott International, Inc.(1)                             25,086
                                                                                ----------
INSURANCE -- 1.9%
              470,909  Loews Corp.                                                  22,283
                                                                                ----------

------
9

Giftrust

Shares                                   ($ IN THOUSANDS)                            Value

INTERNET & CATALOG RETAIL -- 0.8%
              166,508  Priceline.com Inc.(1)                                       $ 9,265
                                                                                ----------
INTERNET SOFTWARE & SERVICES -- 1.8%
              249,419  Digital River Inc.(1)                                        14,598
              117,737  SAVVIS Inc.(1)                                                6,072
                                                                                ----------
                                                                                    20,670
                                                                                ----------
IT SERVICES -- 2.4%
              102,900  Mastercard Inc. Cl A                                         11,492
              472,100  VeriFone Holdings Inc.(1)                                    16,660
                                                                                ----------
                                                                                    28,152
                                                                                ----------
LIFE SCIENCES TOOLS & SERVICES -- 1.6%
              106,700  Advanced Magnetics Inc.(1)                                    7,021
              232,800  Thermo Fisher Scientific Inc.(1)                             12,119
                                                                                ----------
                                                                                    19,140
                                                                                ----------
MACHINERY -- 2.3%
              356,600  AGCO Corp.(1)                                                14,881
              104,100  Alfa Laval AB ORD                                             6,422
              264,800  Force Protection Inc.(1)                                      5,746
                                                                                ----------
                                                                                    27,049
                                                                                ----------
MEDIA -- 2.1%
              140,970  Focus Media Holding Ltd. ADR(1)                               5,216
              298,588  Liberty Global, Inc. Series A(1)                             10,716
              244,800  Liberty Global, Inc. Series C(1)                              8,179
                                                                                ----------
                                                                                    24,111
                                                                                ----------
METALS & MINING -- 3.4%
              100,038  Allegheny Technologies Inc.                                  10,962
              107,700  Brush Engineered Materials Inc.(1)                            5,172
              166,300  Freeport-McMoRan Copper & Gold, Inc. Cl B                    11,169
              128,800  RTI International Metals, Inc.(1)                            12,142
                                                                                ----------
                                                                                    39,445
                                                                                ----------
OIL, GAS & CONSUMABLE FUELS -- 1.3%
              143,783  Massey Energy Co.                                             3,872
              120,800  Peabody Energy Corp.                                          5,796
              130,500  Southwestern Energy Company(1)                                5,481
                                                                                ----------
                                                                                    15,149
                                                                                ----------
PERSONAL PRODUCTS -- 1.7%
              346,923  Bare Escentuals Inc.(1)                                      14,026
              108,600  Estee Lauder Companies, Inc. (The) Cl A                       5,584
                                                                                ----------
                                                                                    19,610
                                                                                ----------

Shares                                   ($ IN THOUSANDS)                            Value

PHARMACEUTICALS -- 2.2%
              210,900  Shire plc ADR                                              $ 14,740
              470,600  Shire plc ORD                                                11,008
                                                                                ----------
                                                                                    25,748
                                                                                ----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 2.3%
              265,100  Cypress Semiconductor Corp.(1)                                6,050
               98,400  Intersil Corp. Cl A                                           2,931
              214,216  MEMC Electronic Materials Inc.(1)                            11,756
              176,600  NVIDIA Corp.(1)                                               5,808
                                                                                ----------
                                                                                    26,545
                                                                                ----------
SOFTWARE -- 4.2%
              139,700  Nintendo Co., Ltd. ORD                                       43,440
              210,620  Shanda Interactive Entertainment Ltd. ADR(1)                  5,274
                                                                                ----------
                                                                                    48,714
                                                                                ----------
SPECIALTY RETAIL -- 2.5%
              280,822  GameStop Corp. Cl A(1)                                        9,315
              383,950  Guess?, Inc.                                                 15,127
              205,200  Urban Outfitters Inc.(1)                                      5,286
                                                                                ----------
                                                                                    29,728
                                                                                ----------
TEXTILES, APPAREL & LUXURY GOODS -- 2.6%
              537,100  Burberry Group plc ORD                                        7,463
              137,800  Crocs, Inc.(1)                                                7,700
              170,100  Phillips-Van Heusen Corp.                                     9,509
               60,700  Polo Ralph Lauren Corp.                                       5,591
                                                                                ----------
                                                                                    30,263
                                                                                ----------
WIRELESS TELECOMMUNICATION SERVICES -- 14.5%
              300,875  America Movil, SAB de CV ADR                                 15,805
              318,400  Bharti Airtel Ltd. ORD(1)                                     6,299
              144,800  Leap Wireless International, Inc.(1)                         11,053
              108,320  MetroPCS Communications, Inc.(1)                              3,038
              391,367  Millicom International Cellular SA(1)                        31,799
              446,400  MTN Group Ltd. ORD                                            6,578
            1,236,207  NII Holdings, Inc. Cl B(1)                                   94,879
                                                                                ----------
                                                                                   169,451
                                                                                ----------
TOTAL COMMON STOCKS
(Cost $917,795)                                                                  1,170,279
                                                                                ----------

------
10

Giftrust

Shares                                   ($ IN THOUSANDS)                            Value

Temporary Cash Investments -- 0.1%

Repurchase Agreement, Bank of America Securities, LLC, (collateralized by various U.S. Treasury obligations, 4.50% - 4.625%, 3/31/09 - 11/15/16, valued at $922), in a joint trading account at 5.09%, dated 4/30/07, due
5/1/07 (Delivery value $900)
(Cost $900)                                                                          $ 900
                                                                                ----------
TOTAL INVESTMENT SECURITIES -- 100.3%
(Cost $918,695)                                                                  1,171,179
                                                                                ----------
OTHER ASSETS AND LIABILITIES -- (0.3)%                                             (3,917)
                                                                                ----------
TOTAL NET ASSETS -- 100.0%                                                      $1,167,262
                                                                                ==========

Forward Foreign Currency Exchange Contracts
                                                              ($ IN THOUSANDS)
                                      Settlement
Contracts to Sell                        Date             Value     Unrealized Gain (Loss)
        13,971,600  AUD for USD        5/31/07         $ 11,596                     $ (58)
        56,995,840  DKK for USD        5/31/07           10,454                       (30)
         7,506,976  GBP for USD        5/31/07           15,006                       (41)
     2,566,987,500  JPY for USD        5/31/07           21,562                        155
        51,545,751  MXN for USD        5/31/07            4,708                          3
       180,875,177  NOK for USD        5/31/07           30,447                      (199)
        34,619,040  SEK for USD        5/31/07            5,180                       (20)
        23,062,590  ZAR for USD        5/31/07            3,265                         41
                                                       --------                   --------
                                                       $102,218                     $(149)
                                                       ========                   ========

(Value on Settlement Date $102,069)

Notes to Schedule of Investments

ADR = American Depositary Receipt

AUD = Australian Dollar

DKK = Danish Krone

GBP = British Pound

JPY = Japanese Yen

MXN = Mexican Nuevo Peso

NOK = Norwegian Krona

ORD = Foreign Ordinary Share

SEK = Swedish Krona

USD = United States Dollar

ZAR = South African Rand

(1) Non-income producing.

The aggregate value of fair valued securities as of April 30,
2007, was $43,440 (in thousands), which represented 3.7% of
total net assets.

See Notes to Financial Statements.

------
11

STATEMENT OF ASSETS AND LIABILITIES

APRIL 30, 2007 (UNAUDITED) (AMOUNTS IN THOUSANDS EXCEPT PER-SHARE AMOUNTS)
ASSETS

Investment securities, at value (cost of $918,695)                              $1,171,179

Cash                                                                                 4,468

Foreign currency holdings, at value (cost of $19)                                       19

Receivable for investments sold                                                     18,140

Receivable for forward foreign currency exchange contracts                             199

Dividends and interest receivable                                                      718
                                                                                ----------
                                                                                 1,194,723
                                                                                ----------
LIABILITIES

Payable for investments purchased                                                   26,161

Payable for forward foreign currency exchange contracts                                348

Accrued management fees                                                                952
                                                                                ----------
                                                                                    27,461
                                                                                ----------

NET ASSETS                                                                      $1,167,262
                                                                                ==========

CAPITAL SHARES, $0.01 PAR VALUE

Authorized                                                                         200,000
                                                                                ==========
Outstanding                                                                         46,868
                                                                                ==========

NET ASSET VALUE PER SHARE                                                           $24.91
                                                                                ==========

NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus)                                         $1,037,597

Accumulated net investment loss                                                    (1,687)

Accumulated net realized loss on investment and foreign currency
transactions                                                                     (120,955)

Net unrealized appreciation on investments and translation of assets and
liabilities in foreign currencies                                                  252,307
                                                                                ----------
                                                                                $1,167,262
                                                                              ==========

See Notes to Financial Statements.

------
12

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 2007 (UNAUDITED) (AMOUNTS IN THOUSANDS)

INVESTMENT INCOME (LOSS)

INCOME:

Dividends (net of foreign taxes withheld of $388)                                  $ 3,465

Interest                                                                               147
                                                                                  --------
                                                                                     3,612
                                                                                  --------
EXPENSES:

Management fees                                                                      5,346

Directors' fees and expenses                                                             9

Other expenses                                                                           9
                                                                                  --------
                                                                                     5,364
                                                                                  --------

NET INVESTMENT INCOME (LOSS)                                                       (1,752)
                                                                                  --------

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) on investment and foreign currency transactions           141,443

Change in net unrealized appreciation (depreciation) on investments and
translation of assets and liabilities in foreign currencies                         88,509
                                                                                  --------
NET REALIZED AND UNREALIZED GAIN (LOSS)                                            229,952
                                                                                  --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                   $228,200
                                                                                  ========

See Notes to Financial Statements.

------
13

STATEMENT OF CHANGES IN NET ASSETS

SIX MONTHS ENDED APRIL 30, 2007 (UNAUDITED) AND YEAR ENDED OCTOBER 31, 2006 (AMOUNTS IN
THOUSANDS)

Increase (Decrease) in Net Assets                                       2007          2006

OPERATIONS

Net investment income (loss)                                       $ (1,752)      $(2,212)

Net realized gain (loss)                                             141,443       151,426

Change in net unrealized appreciation (depreciation)                  88,509         1,285
                                                                  ----------     ---------
Net increase (decrease) in net assets resulting from
operations                                                           228,200       150,499
                                                                  ----------     ---------

CAPITAL SHARE TRANSACTIONS

Proceeds from shares sold                                              6,517        11,179

Payments for shares redeemed                                        (52,034)     (104,138)
                                                                  ----------     ---------
Net increase (decrease) in net assets from capital share
transactions                                                        (45,517)      (92,959)
                                                                  ----------     ---------

NET INCREASE (DECREASE) IN NET ASSETS                                182,683        57,540

NET ASSETS

Beginning of period                                                  984,579       927,039
                                                                  ----------     ---------
End of period                                                     $1,167,262     $ 984,579
                                                                  ----------     ---------

Accumulated undistributed net investment income (loss)              $(1,687)          $120

TRANSACTIONS IN SHARES OF THE FUND

Sold                                                                     289           571

Redeemed                                                             (2,322)       (5,308)
                                                                  ----------     ---------
Net increase (decrease) in shares of the fund                        (2,033)       (4,737)
                                                                  ==========     =========

See Notes to Financial Statements.

------
14

NOTES TO FINANCIAL STATEMENTS

APRIL 30, 2007 (UNAUDITED) (AMOUNTS IN THOUSANDS)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Mutual Funds, Inc. (the
corporation) is registered under the Investment Company Act of
1940 (the 1940 Act) as an open-end management investment
company. Giftrust Fund (the fund) is one fund in a series
issued by the corporation. The fund is diversified under the
1940 Act. The fund's investment objective is to seek long-term capital growth. The fund pursues its objective by investing
primarily in equity securities of medium- and small-sized
companies. The following is a summary of the fund's significant accounting policies.

SECURITY VALUATIONS -- Securities traded primarily on a
principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local
convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued
through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued
through a commercial pricing service or at amortized cost,
which approximates fair value. Securities traded on foreign
securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New
York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to
materially change the net asset value, that security would be valued at fair value as determined in accordance with
procedures adopted by the Board of Directors. If the fund
determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned
above do not reflect the security's fair value, such security is valued at its fair value as determined by, or in accordance with procedures adopted by, the Board of Directors or its
designee if such fair value determination would materially
impact a fund's net asset value. Certain other circumstances may cause the fund to fair value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market
holiday and no trading will commence.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are
determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The realized and unrealized tax provision
reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

INVESTMENT INCOME -- Dividend income less foreign taxes
withheld, if any, is recorded as of the ex-dividend date.
Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities
initially expressed in foreign currencies are translated into
U.S. dollars at prevailing exchange rates at period end.
Purchases and sales of investment securities, dividend and
interest income, and certain expenses are translated at the
rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than
investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from
changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment
securities are a component of realized gain (loss) on
investment transactions and unrealized appreciation
(depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund
records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The fund may
enter into forward foreign currency exchange contracts to
facilitate transactions of securities denominated in a foreign currency or to hedge the fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of
foreign currency underlying all contractual commitments held by the fund and the resulting unrealized appreciation or
depreciation are determined daily using prevailing exchange
rates. The fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract.
Additionally, losses may arise if the counterparties do not
perform under the contract terms.

------
15

APRIL 30, 2007 (UNAUDITED) (AMOUNTS IN THOUSANDS)

REPURCHASE AGREEMENTS -- The fund may enter into repurchase
agreements with institutions that American Century Investment
Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of
Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the
custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities
transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase
agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management
agreements with ACIM or American Century Global Investment
Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by
U.S. Treasury or Agency obligations.

INCOME TAX STATUS -- It is the fund's policy to distribute
substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated
investment company under provisions of the Internal Revenue
Code. Accordingly, no provision has been made for federal or state income taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

INDEMNIFICATIONS -- Under the corporation's organizational
documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their
duties to the fund. In addition, in the normal course of
business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these
arrangements is unknown as this would involve future claims
that may be made against the fund. The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the
United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a
Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in
exchange for a single, unified management fee (the fee). The
Agreement provides that all expenses of the fund, except
brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and
extraordinary expenses, will be paid by ACIM. The fee is
computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The annual management fee for the fund is 1.00%.

RELATED PARTIES -- Certain officers and directors of the
corporation are also officers and/or directors, and, as a
group, controlling stockholders of American Century Companies,
Inc. (ACC), the parent of the corporation's investment advisor,
ACIM, the distributor of the corporation, American Century
Investment Services, Inc., and the corporation's transfer
agent, American Century Services, LLC.

Beginning in December 2006, the fund was eligible to invest in a money market fund for temporary purposes, which was managed by J.P. Morgan Investment Management, Inc. (JPMIM). JPMIM is a
wholly owned subsidiary of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC. The fund has a bank line of credit agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a
custodian of the fund and a wholly owned subsidiary of JPM.

3. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, excluding
short-term investments, for the six months ended April 30,
2007, were $836,303 and $878,808, respectively.

------
16

APRIL 30, 2007 (UNAUDITED) (AMOUNTS IN THOUSANDS)

4. BANK LINE OF CREDIT

The fund, along with certain other funds managed by ACIM or
ACGIM, has a $500 million unsecured bank line of credit
agreement with JPMCB. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions.
Borrowings under the agreement bear interest at the Federal
Funds rate plus 0.40%. The fund did not borrow from the line during the six months ended April 30, 2007.

5. RISK FACTORS

The fund's investment process may result in high portfolio
turnover, high commission costs and high capital gains
distributions. In addition, its investment approach may involve higher volatility and risk. There are certain risks involved in investing in foreign securities. These risks include those
resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the
possible imposition of exchange controls, and other foreign
laws or restrictions.

6. FEDERAL TAX INFORMATION

The book-basis character of distributions made during the year from net investment income or net realized gains may differ
from their ultimate characterization for federal income tax
purposes. These differences reflect the differing character of certain income items and net realized gains and losses for
financial statement and tax purposes, and may result in
reclassification among certain capital accounts on the
financial statements.

As of April 30, 2007, the components of investments for federal income tax purposes were as follows:

Federal tax cost of investments                                 $918,958
                                                               =========
Gross tax appreciation of investments                           $258,409

Gross tax depreciation of investments                            (6,188)
                                                               ---------
Net tax appreciation (depreciation) of investments              $252,221
                                                               =========

The difference between book-basis and tax-basis cost and
unrealized appreciation (depreciation) is attributable
primarily to the tax deferral of losses on wash sales.

As of October 31, 2006, the fund had accumulated capital losses of $(261,041), which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers expire as
follows:

     2009            2010         2011

  $(116,339)      $(138,462)    $(6,240)

7. RECENTLY ISSUED ACCOUNTING STANDARDS

In June 2006, the Financial Accounting Standards Board (FASB)
issued Interpretation No. 48, "Accounting for Uncertainty in
Income Taxes -- an Interpretation of FASB Statement No. 109"
(FIN 48). FIN 48 establishes a minimum threshold for financial statement recognition of the benefit of positions taken in
filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax
disclosures. FIN 48 is effective for fiscal years beginning
after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. The FASB issued
Statement of Financial Accounting Standards No. 157, "Fair
Value Measurements" (FAS 157), in September 2006, which is
effective for fiscal years beginning after November 15, 2007.
FAS 157 defines fair value, establishes a framework for
measuring fair value and expands the required financial
statement disclosures about fair value measurements. Management is currently evaluating the impact of adopting FIN 48 and FAS
157.

------
17

FINANCIAL HIGHLIGHTS
Giftrust

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
                         2007(1)       2006      2005           2004         2003         2002

PER-SHARE DATA

Net Asset Value,
Beginning of
Period                    $20.13     $17.28    $13.81         $14.04       $11.88       $14.04
                        --------    -------   -------       --------     --------     --------

Income From
Investment
Operations

 Net
 Investment
 Income
 (Loss)                   (0.04)     (0.05)    (0.08)      (0.01)(2)    (0.07)(2)    (0.06)(2)

 Net Realized
 and
 Unrealized
 Gain (Loss)                4.82       2.90      3.55         (0.22)         2.23       (2.10)
                        --------    -------   -------       --------     --------     --------

 Total From
 Investment
 Operations                 4.78       2.85      3.47         (0.23)         2.16       (2.16)
                        --------    -------   -------       --------     --------     --------

Net Asset Value,
End of Period             $24.91     $20.13    $17.28         $13.81       $14.04       $11.88
                        ========    =======   =======       ========     ========     ========

TOTAL RETURN(3)           23.75%     16.49%    25.13%        (1.64)%       18.18%     (15.38)%

RATIOS/SUPPLEMENTAL DATA

Ratio of
Operating
Expenses to
Average Net Assets      1.00%(4)      1.00%     1.00%       0.49%(5)        1.00%        1.00%

Ratio of Net
Investment Income
(Loss) to Average
Net Assets            (0.33)%(4)    (0.22)%   (0.46)%     (0.09)%(5)      (0.55)%      (0.42)%

Portfolio
Turnover Rate                78%       229%      223%           260%         140%         140%

Net Assets, End
of Period
(in millions)             $1,167       $985      $927           $865         $896         $756

(1) For the six months ended April 30, 2007 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for
periods less than one year are not annualized.

(4) Annualized.

(5) During a portion of the year ended October 31, 2004, the investment adviosr voluntarily agreed to waive its management fee. The waiver was in effect from February 1, 2004 through
July 31, 2004. Had fees not been waived the annualized ratio of operating expenses to average net assets and annualized ratio of net investment income (loss) to average net assets would
have been 1.00% and (0.60)%, respectively.

See Notes to Financial Statements.

------
18

ADDITIONAL INFORMATION

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the fund's
investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the
advisor uses in fulfilling this responsibility is available
without charge, upon request, by calling 1-800-345-2021. It is also available on American Century's website at
americancentury.com and on the Securities and Exchange
Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio
securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form
N-Q is available on the SEC's website at sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public
Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its
website at americancentury.com and, upon request, by calling
1-800-345-2021.

------
19

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for
purchase.

The RUSSELL 1000® INDEX is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest companies in the Russell 3000
Index (the 3,000 largest publicly traded U.S. companies, based on total market capitalization).

The RUSSELL 1000® GROWTH INDEX measures the performance of
those Russell 1000 Index companies (the 1,000 largest of the
3,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and
higher forecasted growth values.

The RUSSELL 1000® VALUE INDEX measures the performance of those
Russell 1000 Index companies (the 1,000 largest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower
forecasted growth values.

The RUSSELL 2000® INDEX is a market-capitalization weighted
index created by Frank Russell Company to measure the
performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL 2000® GROWTH INDEX measures the performance of
those Russell 2000 Index companies (the 2,000 smallest of the
3,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and
higher forecasted growth values.

The RUSSELL 2000® VALUE INDEX measures the performance of those
Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower
forecasted growth values.

The RUSSELL MIDCAP® INDEX measures the performance of the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL MIDCAP® GROWTH INDEX measures the performance of those Russell Midcap Index companies (the 800 smallest of the
1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and
higher forecasted growth values.

The RUSSELL MIDCAP® VALUE INDEX measures the performance of
those Russell Midcap Index companies (the 800 smallest of the
1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and
lower forecasted growth values.

The S&P 500 INDEX is a market value-weighted index of the
stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are
considered to be leading firms in dominant industries. Each
stock's weight in the index is proportionate to its market
value. Created by Standard & Poor's, it is considered to be a broad measure of U.S. stock market performance.

------
20

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTOR SERVICES REPRESENTATIVE:
1-800-345-2021 or 816-531-5575

BUSINESS, NOT-FOR-PROFIT,
EMPLOYER-SPONSORED RETIREMENT PLANS:
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL PROFESSIONALS, INSURANCE COMPANIES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 or 816-444-3485

AMERICAN CENTURY MUTUAL FUNDS, INC.

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR
THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT
AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS
PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

American Century Investments
P.O. Box 419200
Kansas City, MO 64141-6200

PRSRT STD
U.S. POSTAGE PAID
AMERICAN CENTURY
COMPANIES

American Century Investment Services, Inc., Distributor

©2007 American Century Proprietary Holdings, Inc. All rights reserved.

The American Century Investments logo, American Century and
American Century Investments are service marks of American
Century Proprietary Holdings, Inc.

0706
SH-SAN-54780S

[front cover]

AMERICAN CENTURY INVESTMENTS
Semiannual Report               April 30, 2007

[photo of spring]

Select Fund
Capital Growth Fund
Fundamental Equity Fund
New Opportunities II Fund

[american century investments logo and text logo]

OUR MESSAGE TO YOU

We have the privilege of providing you with the semiannual
report for the American Century® Select, Capital Growth,
Fundamental Equity and New Opportunities II funds for the six months ended April 30, 2007. We've gathered this information to help you monitor your investment. Another resource is our
website, americancentury.com, where we post company news,
portfolio commentaries, investment views, and other
communications about portfolio strategy, personal finance,
government policy, and the markets.

Speaking of company news, American Century announced the
following leadership changes. Chief Investment Officer Mark
Mallon retired in the first quarter of 2007, after nearly a
decade at American Century. Effective January 1, 2007, former
International Equity CIO Enrique Chang became CIO with
responsibilities for the entire investment management
operation. Prior to joining American Century in 2006, Enrique worked at Munder Capital Management, serving the last four
years as president and CIO. Before that, he held a series of senior investment management positions at Vantage Global
Advisors, J. & W. Seligman and Co., and General Reinsurance
Corp.

In January 2007, President and Chief Executive Officer Bill
Lyons announced his retirement after nearly 20 years at
American Century. Chief Financial Officer Jonathan Thomas was
appointed president and CEO effective March 1, 2007. Since
2005, Jonathan has overseen American Century's financial area, with additional responsibilities in purchasing, facilities,
real estate, information technology, operations, and human
resources. Before joining American Century, Jonathan was a
managing director and global chief operating officer of Morgan
Stanley's investment division, and worked in senior leadership roles for Bank of America, Boston Financial Services, and
Fidelity Investments.

We wish to thank Mark and Bill for their many years of
distinguished service -- American Century is a stronger company as a result of their hard work. And we firmly believe their
roles in our firm have transitioned to two talented, committed, and experienced top executives.

[photo of James E. Stowers, Jr. and James E. Stowers III]

/s/James E. Stowers, Jr.
James E. Stowers, Jr.
FOUNDER AND CO-CHAIRMAN OF THE BOARD
AMERICAN CENTURY COMPANIES, INC.

/s/James E. Stowers III
James E. Stowers III
DIRECTOR
AMERICAN CENTURY COMPANIES, INC.

      Market Perspective. . . . . . . . . . . . . . . . . . . . . . . . . . 2
       U.S. Stock Index Returns . . . . . . . . . . . . . . . . . . . . . . 2

SELECT

CAPITAL GROWTH

FUNDAMENTAL EQUITY

NEW OPPORTUNITIES II

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Market Perspective and each of the Portfolio Commentaries reflect those of the portfolio
management team as of the date of the report, and do not
necessarily represent the opinions of American Century or any other person in the American Century organization. Any such
opinions are subject to change at any time based upon market or other conditions and American Century disclaims any
responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment
decisions made by American Century funds are based on numerous factors, may not be relied upon as an indication of trading
intent on behalf of any American Century fund. Security
examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities.
Performance information for comparative indices and securities is provided to American Century by third party vendors. To the best of American Century's knowledge, such information is
accurate at the time of printing.

MARKET PERSPECTIVE

[photo of Chief Investment Officer]

By Enrique Chang, Chief Investment Officer, American Century
Investments

STOCKS RALLIED DESPITE SLOWING ECONOMY

The major U.S. stock indexes advanced during the six months
ended April 30, 2007. Stocks gained ground despite a continued
slowdown in the U.S. economy, resulting primarily from a
further slump in the housing market. U.S. gross domestic
product (GDP) grew at an annualized rate of 2.5% in the fourth quarter of 2006, and the initial estimate of first-quarter 2007
GDP growth was just 1.3%.

In this environment, the Federal Reserve (the Fed) continued to hold short-term interest rates steady after raising them 17
times between June 2004 and June 2006. The Fed's stable
interest rate policy, combined with better-than-expected
corporate earnings, contributed to the stock market's positive sentiment during the reporting period.

Robust merger activity also supported stocks. After a total of nearly $4 trillion in mergers and acquisitions worldwide in
2006 -- including $750 billion in takeovers by private equity firms -- the wheeling and dealing continued in early 2007 with the largest private-equity buyout on record.

Although stocks rose for five of the six months in the
reporting period, the market suffered a sharp decline in late
February amid a drop in the Chinese stock market and growing financial problems among "subprime" lenders. Corporate profit growth also weakened toward the end of the reporting period, ending a streak of double-digit quarterly earnings growth for the companies in the S&P 500 Index that began in 2002.

MID-CAP AND VALUE OUTPERFORMED

As the accompanying table shows, mid-cap stocks led the
market's advance, followed by large-cap issues, while small-cap shares lagged. Value and growth stocks were mixed -- value
modestly outperformed in the large- and mid-cap segments of the market, while small-cap growth stocks outpaced small-cap value.

The best-performing sectors of the stock market during the
period included the utilities, materials, and energy sectors, which benefited from higher commodity prices. Consumer
discretionary and financial stocks posted the weakest returns.
Consumer discretionary stocks were impacted by the modest
economic outlook, while concerns about the contagion of
subprime lending woes weighed on the financial sector.

U.S. Stock Index Returns
For the six months ended April 30, 2007*

RUSSELL 1000 INDEX (LARGE-CAP)             9.10%
Russell 1000 Growth Index                  8.42%
Russell 1000 Value Index                   9.79%

RUSSELL MIDCAP INDEX                      12.24%
Russell Midcap Growth Index               11.77%
Russell Midcap Value Index                12.78%

RUSSELL 2000 INDEX (SMALL-CAP)             6.86%
Russell 2000 Growth Index                  7.42%
Russell 2000 Value Index                   6.36%

*Total returns for periods less than one year are not
annualized.

------
2

PERFORMANCE
Select

Total Returns as of April 30, 2007
                                                      Average Annual Returns
                                                            10          Since      Inception
                            6 months(1)   1 year   5 years   years    Inception       Date

INVESTOR CLASS                10.96%      7.06%     3.14%    5.19%     13.36%      6/30/71(2)

RUSSELL 1000
GROWTH INDEX(3)(4)             8.42%      12.25%    6.22%    5.32%     N/A(5)          --

S&P 500 INDEX(3)               8.60%      15.24%    8.54%    8.05%     11.36%          --

Institutional Class           11.09%      7.30%     3.36%    5.40%      5.64%       3/13/97

Advisor Class                 10.81%      6.81%     2.88%     --        3.28%        8/8/97

A Class
 No sales charge*             10.82%      6.79%      --       --        9.07%
 With sales charge*            4.45%      0.66%      --       --        7.56%       1/31/03

B Class
 No sales charge*             10.42%      6.02%      --       --        8.26%
 With sales charge*            5.42%      2.02%      --       --        7.90%       1/31/03

C Class
 No sales charge*             10.41%      6.02%      --       --        8.28%
 With sales charge*            9.41%      6.02%      --       --        8.28%       1/31/03

R Class                       10.68%      6.54%      --       --        2.62%       7/29/05

*Sales charges include initial sales charges and contingent
deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge for equity funds and may be subject to a maximum CDSC of 1.00%. B Class shares
redeemed within six years of purchase are subject to a CDSC
that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of
1.00%. Please see the Share Class Information pages for more about the applicable sales charges for each share class. The
SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1) Total returns for periods less than one year are not
annualized.

(2) Although the fund's actual inception date was 10/31/58,
this inception date corresponds with the investment advisor's implementation of its current investment philosophy and
practices.

(3) Data provided by Lipper Inc. -- A Reuters Company. © 2007
Reuters. All rights reserved. Any copying, republication or
redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior
written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

  The data contained herein has been obtained from company
reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be
incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

(4) In February of 2007, the fund's benchmark changed from the
S&P 500 Index to the Russell 1000 Growth Index. The fund's
investment advisor believes this index better represents the fund's portfolio composition.

(5) Benchmark began 12/29/78.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and
principal value will fluctuate, and redemption value may be
more or less than original cost. To obtain performance data
current to the most recent month end, please call
1-800-345-2021 or visit americancentury.com. International
investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Returns for the indices are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------
3

Select

Growth of $10,000 Over 10 Years

$10,000 investment made April 30, 1997

One-Year Returns Over 10 Years
Periods ended April 30
                1998    1999     2000     2001      2002       2003      2004      2005     2006      2007

Investor
Class          40.19%  28.41%   13.38%   -17.52%   -15.63%   -14.23%    19.70%    -1.08%    7.37%    7.06%

Russell
1000
Growth
Index          42.09%  26.53%   27.58%   -32.25%   -20.10%   -14.35%    21.65%    0.40%    15.18%    12.25%

S&P 500
Index          41.07%  21.82%   10.13%   -12.97%   -12.63%   -13.31%    22.88%    6.34%    15.42%    15.24%

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and
principal value will fluctuate, and redemption value may be
more or less than original cost. To obtain performance data
current to the most recent month end, please call
1-800-345-2021 or visit americancentury.com. International
investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Returns for the indices are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------
4

PORTFOLIO COMMENTARY
Select

Portfolio Managers: Keith Lee and Michael Li

In January 2007, portfolio manager Harold Bradley left American
Century to pursue another career opportunity. His co-managers,
Mr. Lee and Mr. Li, who joined the Select investment team in
2001 and 2003, respectively, continue to manage the portfolio with support from two experienced investment analysts.

PERFORMANCE SUMMARY

Select advanced 10.96%* for the six months ended April 30,
2007, surpassing the 8.42% return of its benchmark, the Russell
1000 Growth Index, and the 8.60% gain of the S&P 500 Index, a broader market measure.

As discussed in the Market Perspective on page 2, a pause in
Federal Reserve (Fed) interest rate moves, strong merger
activity, and better-than-expected corporate earnings growth contributed to solid U.S. stock index gains for the six-month period, despite a slowdown in the housing market and growing problems among "subprime" lenders. During the reporting period, the portfolio derived a meaningful portion of its returns from investments in international holdings.

STOCK SELECTION DROVE PORTFOLIO PERFORMANCE

The investment team's security selection accounted for all of
Select's excess returns compared with the benchmark during the reporting period. Although the portfolio's sector allocations detracted slightly from relative performance, the team more
than made up for that with sound stock selection among several industry sectors. Notably, a slight underweight position in the traditional energy sector and the utilities sector trimmed
performance, while individual portfolio positions in
alternative energy companies found in the industrial sector and information technology sector boosted returns. Security
selections in the health care sector also contributed to
performance.

RENEWABLE ENERGY LED TOP PERFORMERS

Select's largest holding and largest overweight position versus the benchmark was MEMC Electronic Materials (MEMC), a holding that exemplifies our emphasis on companies with accelerating earnings growth that appear capable of sustaining that growth over time.

MEMC is a producer of silicon wafers serving both traditional semiconductor companies and the solar cell industry. The push for renewable energy sources has bolstered MEMC's solar cell business, helping the company's share price to soar more than
54% during the six-month period and contribute significantly to fund performance. Thanks to MEMC's continued high earnings
growth, the company's valuations remained attractive despite the price appreciation.

Top Ten Holdings as of April 30, 2007
                                                % of net        % of net
                                              assets as of    assets as of
                                                4/30/07         10/31/06
MEMC Electronic Materials Inc.                    4.6%            2.5%
Baxter International, Inc.                        3.5%            2.7%
Loews Corp.                                       3.3%            2.5%
Cisco Systems Inc.                                2.9%            2.1%
Schering-Plough Corp.                             2.8%            1.1%
ABB Ltd. ADR                                      2.5%            2.3%
Tyco International Ltd.                           2.4%            2.0%
Boeing Co.                                        2.4%            1.9%
UnitedHealth Group Inc.                           2.4%             --
Rogers Communications Inc. Cl B ORD               2.3%            1.0%

*All fund returns referenced in this commentary are for
Investor Class shares. Total returns for periods less than one year are not annualized.

------
5

Select

Demand for alternative energy also boosted performance for
portfolio holdings Vestas Wind Systems AS (Vestas) and Q-Cells
AG. Denmark-based Vestas, whose share price more than doubled during the six-month period, develops wind power systems that harness wind energy to create electricity. Germany-based
Q-Cells AG is a producer of silicon-based solar cells. Both
companies benefited from strong global demand for clean energy in the face of rising oil prices.

HEALTH CARE CONTRIBUTED TO GAINS

Two health care holdings, Baxter International (Baxter) and
Schering-Plough (Schering), reflect our team's ability to
identify companies that we expect to experience a pick-up in profitability that has not yet been recognized by the market.
We believe this will result in a strong improvement in share price as the market begins to accurately value the companies'
shares.

Baxter, a maker of plasma-based protein products, has undergone a leadership transition, resulting in streamlined operations and steadily rising margins. In addition, the tightened supply demand curve resulted in favorable pricing for its protein
products. Schering also experienced an increase in
profitability due to both new leadership and new products.

Another health care holding, Genzyme, on the other hand,
detracted from portfolio performance. The biotechnology
company's share price stumbled on the news that the Centers for
Medicare and Medicaid Services (CMS) decided to reduce the
reimbursement rate to doctors for Synvisc, Genzyme's supplement used to treat osteoarthritis. We sold our position in Genzyme following CMS' decision.

STARTING POINT FOR NEXT REPORTING PERIOD

Select strives to invest in large, established companies with attractive risk/reward characteristics. Within that framework, we specifically seek companies that have accelerating growth in earnings and revenue and appear capable of sustaining such
growth over time. We believe that our process works well in the current market environment and are encouraged by the market's behavior since the Fed stopped raising rates. Our stock
selection process has driven us to specific areas of the market
-- including renewable energy and health care -- that we expect will continue adding to portfolio performance.

Top Five Industries as of April 30, 2007
                                                  % of net         % of net
                                                assets as of     assets as of
                                                   4/30/07         10/31/06
Pharmaceuticals                                     7.1%             6.5%
Semiconductors & Semiconductor Equipment            7.0%             6.1%
Aerospace & Defense                                 5.8%             4.9%
Health Care Providers & Services                    5.7%             2.8%
Health Care Equipment & Supplies                    5.7%             2.7%

Types of Investments in Portfolio
                                                  % of net         % of net
                                                assets as of     assets as of
                                                   4/30/07         10/31/06
Domestic Common Stocks                              79.9%           78.7%
Foreign Common Stocks(1)                            19.1%           20.6%
TOTAL COMMON STOCKS                                 99.0%           99.3%
Temporary Cash Investments                          --(2)             --
Other Assets and Liabilities(3)                     1.0%             0.7%

(1) Includes depositary shares, dual listed securities and
foreign ordinary shares.

(2) Category is less than 0.05% of total net assets.

(3) Includes securities lending collateral and other assets and liabilities.

------
6

SCHEDULE OF INVESTMENTS
Select

APRIL 30, 2007 (UNAUDITED)

Shares                                                                               Value

Common Stocks -- 99.0%

AEROSPACE & DEFENSE -- 5.8%
              668,273  Boeing Co.                                             $ 62,149,389
              687,579  General Dynamics Corp.                                   53,974,952
              515,924  Rockwell Collins                                         33,880,729
                                                                            --------------
                                                                               150,005,070
                                                                            --------------
BEVERAGES -- 2.0%
            2,479,085  Diageo plc ORD                                           52,488,643
                                                                            --------------
CAPITAL MARKETS -- 3.4%
              984,861  Bank of New York Co., Inc. (The)                         39,867,173
              559,375  Morgan Stanley                                           46,993,094
                                                                            --------------
                                                                                86,860,267
                                                                            --------------
CHEMICALS -- 1.4%
              462,015  Air Products & Chemicals, Inc.                           35,344,148
                                                                            --------------
COMMERCIAL BANKS -- 1.2%
              401,350  PNC Financial Services Group                             29,740,035
                                                                            --------------
COMMUNICATIONS EQUIPMENT -- 2.9%
            2,813,588  Cisco Systems Inc.(1)                                    75,235,343
                                                                            --------------
COMPUTERS & PERIPHERALS -- 4.3%
            3,749,696  EMC Corp.(1)                                             56,920,386
            1,287,946  Hewlett-Packard Co.                                      54,274,046
                                                                            --------------
                                                                               111,194,432
                                                                            --------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.7%
            1,164,274  Verizon Communications Inc.                              44,451,981
                                                                            --------------
ELECTRICAL EQUIPMENT -- 5.5%
            3,249,306  ABB Ltd. ADR                                             64,856,148
              451,977  Q-Cells AG ORD(1)                                        32,886,974
              687,314  Vestas Wind Systems AS ORD(1)                            45,206,842
                                                                            --------------
                                                                               142,949,964
                                                                            --------------
ENERGY EQUIPMENT & SERVICES -- 1.0%
              411,100  GlobalSantaFe Corp.                                      26,281,623
                                                                            --------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 5.7%
            1,606,966  Baxter International, Inc.                               91,002,484
            1,047,431  Medtronic, Inc.                                          55,440,523
                                                                            --------------
                                                                               146,443,007
                                                                            --------------

Shares                                                                               Value

HEALTH CARE PROVIDERS & SERVICES -- 5.7%
              515,091  Laboratory Corp. of America Holdings(1)                $ 40,661,284
              694,710  Manor Care, Inc.(2)                                      45,079,732
            1,154,730  UnitedHealth Group Inc.                                  61,269,973
                                                                            --------------
                                                                               147,010,989
                                                                            --------------
HOTELS, RESTAURANTS & LEISURE -- 4.6%
              560,518  Las Vegas Sands Corp.(1)                                 47,750,529
              673,599  Starwood Hotels & Resorts Worldwide, Inc.                45,144,605
              423,526  Yum! Brands, Inc.                                        26,199,318
                                                                            --------------
                                                                               119,094,452
                                                                            --------------
HOUSEHOLD PRODUCTS -- 2.3%
              858,999  Colgate-Palmolive Co.                                    58,188,592
                                                                            --------------
INDUSTRIAL CONGLOMERATES -- 2.4%
            1,934,323  Tyco International Ltd.                                  63,116,959
                                                                            --------------
INSURANCE -- 4.7%
            1,822,034  Loews Corp.                                              86,218,649
              658,769  Travelers Companies, Inc. (The)                          35,639,403
                                                                            --------------
                                                                               121,858,052
                                                                            --------------
INTERNET SOFTWARE & SERVICES -- 4.1%
            1,611,155  eBay Inc.(1)                                             54,682,601
              110,856  Google Inc. Cl A(1)                                      52,255,301
                                                                            --------------
                                                                               106,937,902
                                                                            --------------
IT SERVICES -- 2.2%
            1,063,125  Infosys Technologies Ltd. ADR(2)                         55,654,594
                                                                            --------------
MACHINERY -- 0.7%
              373,047  Joy Global Inc.                                          18,887,370
                                                                            --------------
MEDIA -- 5.5%
            1,864,991  Comcast Corporation Cl A(1)                              49,720,660
              522,296  Omnicom Group Inc.                                       54,689,615
            1,092,783  Walt Disney Co. (The)                                    38,225,549
                                                                            --------------
                                                                               142,635,824
                                                                            --------------
METALS & MINING -- 3.5%
              302,020  Allegheny Technologies Inc.                              33,095,352
              578,672  Freeport-McMoRan Copper & Gold, Inc.                     38,863,611
              543,252  Titanium Metals Corp.(1)(2)                              18,758,492
                                                                            --------------
                                                                                90,717,455
                                                                            --------------

------
7

Select

Shares                                                                               Value

MULTILINE RETAIL -- 1.1%
              619,700  Next plc ORD                                           $ 29,103,316
                                                                            --------------
OIL, GAS & CONSUMABLE FUELS -- 3.5%
            1,300,247  Frontier Oil Corp.                                       45,937,726
              851,451  Occidental Petroleum Corp.                               43,168,566
                                                                            --------------
                                                                                89,106,292
                                                                            --------------
PERSONAL PRODUCTS -- 1.6%
              800,000  Estee Lauder Companies, Inc. (The) Cl A                  41,136,000
                                                                            --------------
PHARMACEUTICALS -- 7.1%
              669,110  Abbott Laboratories                                      37,885,008
              736,347  Johnson & Johnson                                        47,288,204
              142,453  Roche Holding AG ORD                                     26,919,323
            2,255,606  Schering-Plough Corp.                                    71,570,378
                                                                            --------------
                                                                               183,662,913
                                                                            --------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 7.0%
            1,444,800  ASML Holding N.V. ORD(1)                                 39,427,651
              634,665  Linear Technology Corp.(2)                               23,749,164
            2,151,056  MEMC Electronic Materials Inc.(1)                       118,049,953
                                                                            --------------
                                                                               181,226,768
                                                                            --------------
SOFTWARE -- 3.8%
            1,056,873  Adobe Systems Inc.(1)                                    43,923,642
            1,774,377  Microsoft Corporation                                    53,124,847
                                                                            --------------
                                                                                97,048,489
                                                                            --------------
SPECIALTY RETAIL -- 1.0%
              984,881  Staples, Inc.                                            24,425,049
                                                                            --------------
TRANSPORTATION INFRASTRUCTURE -- 1.0%
            2,478,795  China Merchants Holdings International
                       Co. Ltd. ORD                                             11,043,767
           14,890,500  Hopewell Highway Infrastructure Ltd. ORD                 15,057,735
                                                                            --------------
                                                                                26,101,502
                                                                            --------------

Shares                                                                               Value

WIRELESS TELECOMMUNICATION SERVICES -- 2.3%
            1,525,670  Rogers Communications Inc. Cl B ORD                    $ 58,520,922
                                                                            --------------
TOTAL COMMON STOCKS
(Cost $2,138,916,870)                                                        2,555,427,953
                                                                            --------------
Temporary Cash Investments(3)

Repurchase Agreement, Bank of America Securities, LLC, (collateralized by various U.S. Treasury obligations, 4.50%-4.625%, 3/31/09-11/15/16, valued at $614,621), in a joint trading account at 5.09%, dated
4/30/07, due 5/1/07 (Delivery value $600,085)
(Cost $600,000)                                                                    600,000
                                                                            --------------

Temporary Cash Investments -- Securities Lending Collateral(4) -- 3.5%

Repurchase Agreement, BNP Paribas, (collateralized by various U.S.
Government Agency obligations in a pooled account at the lending
agent), 5.29%, dated 4/30/07, due 5/1/07 (Delivery value $25,003,674)           25,000,000

Repurchase Agreement, Credit Suisse First Boston Inc., (collateralized by various U.S. Government Agency obligations in a pooled account at the lending agent), 5.28%, dated 4/30/07, due 5/1/07 (Delivery value
$65,983,836)                                                                    65,974,160
                                                                            --------------
TOTAL TEMPORARY CASH INVESTMENTS --
SECURITIES LENDING COLLATERAL
(Cost $90,974,160)                                                              90,974,160
                                                                            --------------
TOTAL INVESTMENT SECURITIES -- 102.5%
(Cost $2,230,491,030)                                                        2,647,002,113
                                                                            --------------
OTHER ASSETS AND LIABILITIES -- (2.5)%                                        (65,339,751)
                                                                            --------------
TOTAL NET ASSETS -- 100.0%                                                  $2,581,662,362
                                                                            ==============

------
8

Select

Forward Foreign Currency Exchange Contracts
                                                                          Unrealized
       Contracts to Sell           Settlement Date             Value     Gain (Loss)

      32,428,116  CAD for USD          5/31/07          $ 29,259,214     $ (316,661)
      16,624,265  CHF for USD          5/31/07            13,803,160        (19,672)
     143,897,472  DKK for USD          5/31/07            26,393,580       (107,576)
      29,756,232  Euro for USD         5/31/07            40,672,487       (171,875)
      20,221,538  GBP for USD          5/31/07            40,423,272       (143,086)
                                                        ------------    ------------
                                                        $150,551,713     $ (758,870)
                                                        ============    ============

(Value on Settlement Date $149,792,843)

Notes to Schedule of Investments

ADR = American Depositary Receipt
CAD = Canadian Dollar
CHF = Swiss Franc
DKK = Danish Krone
GBP = British Pound
ORD = Foreign Ordinary Share
USD = United States Dollar

(1) Non-income producing.

(2) Security, or a portion thereof, was on loan as of April 30,
2007.

(3) Category is less than 0.05% of total net assets.

(4) Investments represent purchases made by the lending agent with cash collateral received through securities lending
transactions.

See Notes to Financial Statements.

------
9

PERFORMANCE
Capital Growth

Total Returns as of April 30, 2007
                                                         Average
                                                      Annual Returns
                                                          Since         Inception
                             6 months(1)    1 year      Inception         Date

A CLASS
 No sales charge*               6.37%       11.08%        7.37%
 With sales charge*             0.24%       4.68%         5.38%          2/27/04

RUSSELL 1000 GROWTH
INDEX(2)                        8.42%       12.25%        7.54%            --

Investor Class                  6.60%       11.42%        9.14%          7/29/05

Institutional Class             6.67%       11.57%        9.34%          7/29/05

B Class
 No sales charge*               6.06%       10.36%        6.58%
 With sales charge*             1.06%       6.36%         5.75%          2/27/04

C Class
 No sales charge*               6.06%       10.36%        6.58%
 With sales charge*             5.06%       10.36%        6.58%          2/27/04

R Class                         6.30%       10.83%        8.59%          7/29/05

*Sales charges include initial sales charges and contingent
deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge for equity funds and may be subject to a maximum CDSC of 1.00%. B Class shares
redeemed within six years of purchase are subject to a CDSC
that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of
1.00%. Please see the Share Class Information pages for more about the applicable sales charges for each share class. The
SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1) Total returns for periods less than one year are not
annualized.

(2) Data provided by Lipper Inc. -- A Reuters Company. © 2007
Reuters. All rights reserved. Any copying, republication or
redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior
written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

  The data contained herein has been obtained from company
reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be
incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and
principal value will fluctuate, and redemption value may be
more or less than original cost. To obtain performance data
current to the most recent month end, please call
1-800-345-2021 or visit americancentury.com.

Unless otherwise indicated, performance reflects A Class
shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
10

Capital Growth

Growth of $10,000 Over Life of Class

$10,000 investment made February 27, 2004

One-Year Returns Over Life of Class
Periods ended April 30
                                  2004*     2005     2006      2007

A Class (no sales charge)         -4.20%   4.49%    12.69%    11.08%

Russell 1000 Growth Index         -3.00%   0.40%    15.18%    12.25%

* From 2/27/04, the A Class's inception date. Not annualized.
Capital Growth A Class's initial investment is $9,425 to
reflect the maximum 5.75% initial sales charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and
principal value will fluctuate, and redemption value may be
more or less than original cost. To obtain performance data
current to the most recent month end, please call
1-800-345-2021 or visit americancentury.com.

Unless otherwise indicated, performance reflects A Class
shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
11

PORTFOLIO COMMENTARY
Capital Growth

Portfolio Managers: Greg Woodhams and Prescott LeGard

PERFORMANCE SUMMARY

During the six months ended April 30, 2007, the Capital Growth fund returned 6.37%.* By comparison, the fund's benchmark, the
Russell 1000 Growth Index, returned 8.42%.

Looking at absolute returns, virtually every sector contributed positively to the portfolio's performance, with utilities and consumer discretionary shares only fractionally negative.
Relative to the benchmark, stock selection was least effective among consumer discretionary shares; consumer staples, and
information technology were other notable detractors. In terms of positive contributors, holdings in the health care,
industrials, and materials sectors helped relative results
most.

CONSUMER DISCRETIONARY, STAPLES LAGGED

Stock selection among consumer discretionary shares was key to the portfolio's underperformance, particularly in the specialty retail and hotels, restaurants, and leisure industries. Leading detractors in this sector included Office Depot, Starbucks, and
Gap, among others. In consumer staples, food products companies detracted most from relative performance, led by ConAgra Foods and Campbell Soup. We believe these holdings have produced good financial results, but the market has yet to reward those
positive fundamentals. In addition, we had no exposure to
Altria Group, which performed well after spinning off Kraft
Foods.

Stock selection also detracted in information technology,
driven by underperformance in the software industry.
Semiconductor shares also detracted, as these stocks were hurt in late 2006 by an inventory correction and disappointing sales of cell phones and other consumer electronics that use their chips. Nevertheless, the sector was home to MEMC Electronic
Materials (MEMC), a leading contributor to performance. MEMC, which supplies silicon used in the production of computer chips and solar panels, benefited from surging demand for its
products and signing several long-term sales contracts.

HEALTH CARE HELPED

In health care, stock selection was most effective among
pharmaceutical names. This industry accounts for several of the portfolio's leading contributors to absolute and relative
results, behind overweight positions in Schering-Plough, Teva
Pharmaceutical, and Novo Nordisk. Schering-Plough, a top-10
holding and one of the largest overweight positions in the
portfolio, was far and away the leading contributor to absolute

Top Ten Holdings as of April 30, 2007
                                           % of net        % of net
                                         assets as of    assets as of
                                           4/30/07         10/31/06
Schering-Plough Corp.                        3.9%            2.5%
Cisco Systems Inc.                           3.2%            3.0%
Wal-Mart Stores, Inc.                        3.1%            2.2%
Emerson Electric Co.                         2.7%            2.4%
Apple Inc.                                   2.7%            1.0%
Boeing Co.                                   2.6%            1.6%
Wells Fargo & Co.                            2.3%            0.9%
Goldman Sachs Group, Inc. (The)              2.2%            1.6%
PepsiCo, Inc.                                2.0%            2.6%
American Tower Corp. Cl A                    1.9%            0.5%

* All fund returns referenced in this commentary are for A
Class shares and are not reduced by sales charges. A Class
shares are subject to a maximum sales charge of 5.75%. Had the sales charge been applied, returns would be lower than those shown. Total returns for periods less than one year are not
annualized.

------
12

Capital Growth

and relative returns, benefiting from market share gains by its leading cholesterol franchise, among other reasons. At the same time, an underweight position in poor-performing Johnson &
Johnson made this stock a leading contributor to relative
results. The company saw its drug-eluding stent business and
EPO drug franchise come under pressure, while one of its
leading drug lines faces looming generic competition.

Stock selection was also effective in industrials, where global farm equipment supplier AGCO was the leading contributor. The stock benefited from its exposure to growing emerging-market economies, as well as better demand from U.S. farmers enjoying higher prices for commodities such as corn and soybeans.

Finally, one of the top contributors to absolute and relative performance was materials holding Allegheny Technologies. We liked this specialty metals firm because it appeared to be well positioned to meet increasing demand for high-performance,
lightweight metals used in manufacturing.

STARTING POINT FOR NEXT REPORTING PERIOD

Our investment process focuses on remaining fully invested in large companies that are exhibiting sustainable improvement in their businesses. We believe that active investing in such
companies will generate outperformance over time compared with the Russell 1000 Growth Index and the other funds in our
large-growth peer group.

Our sector and industry selection are primarily a result of
identifying what we believe are superior individual securities.
As of April 30, 2007, the top sector overweight positions
relative to the Russell 1000 Growth (excluding sectors
representing a tiny fraction of the index) were in financials, industrials, and health care, while the largest underweight
positions were in the consumer staples and information
technology sectors.

Top Five Industries as of April 30, 2007
                                            % of net         % of net
                                          assets as of     assets as of
                                             4/30/07         10/31/06
Pharmaceuticals                               8.6%             7.3%
Computers & Peripherals                       6.7%             3.8%
Electrical Equipment                          5.6%             4.9%
Communications Equipment                      5.5%             4.9%
Health Care Equipment & Supplies              5.5%             4.0%

Types of Investments in Portfolio
                                            % of net         % of net
                                          assets as of     assets as of
                                             4/30/07         10/31/06
Domestic Common Stocks                        93.2%           90.5%
Foreign Common Stocks(1)                      6.0%             9.1%
TOTAL COMMON STOCKS                           99.2%           99.6%
Other Assets and Liabilities(2)               0.8%             0.4%

(1) Includes depositary shares, dual listed securities and
foreign ordinary shares.

(2) Includes securities lending collateral and other assets and liabilities.

------
13

SCHEDULE OF INVESTMENTS
Capital Growth

APRIL 30, 2007 (UNAUDITED)

Shares                                                                               Value

Common Stocks -- 99.2%

AEROSPACE & DEFENSE -- 4.4%
             1,448  Boeing Co.                                                   $ 134,665
             1,421  United Technologies Corp.                                       95,392
                                                                                ----------
                                                                                   230,057
                                                                                ----------
AIRLINES -- 0.8%
             1,207  Continental Airlines Inc. Cl B(1)(2)                            44,128
                                                                                ----------
AUTO COMPONENTS -- 0.2%
               107  BorgWarner Inc.                                                  8,336
                                                                                ----------
BEVERAGES -- 2.9%
               985  Anheuser-Busch Companies, Inc.                                  48,452
             1,600  PepsiCo, Inc.                                                  105,744
                                                                                ----------
                                                                                   154,196
                                                                                ----------
BIOTECHNOLOGY -- 0.8%
               512  Cephalon, Inc.(1)(2)                                            40,760
                                                                                ----------
CAPITAL MARKETS -- 3.0%
               532  Goldman Sachs Group, Inc. (The)                                116,300
             2,113  Schwab (Charles) Corp.                                          40,401
                                                                                ----------
                                                                                   156,701
                                                                                ----------
CHEMICALS -- 0.3%
               280  Monsanto Co.                                                    16,517
                                                                                ----------
COMMERCIAL BANKS -- 2.3%
             3,300  Wells Fargo & Co.                                              118,437
                                                                                ----------
COMMERCIAL SERVICES & SUPPLIES -- 0.6%
               838  Waste Management, Inc.                                          31,350
                                                                                ----------
COMMUNICATIONS EQUIPMENT -- 5.5%
             6,222  Cisco Systems Inc.(1)                                          166,376
             1,213  Corning Inc.(1)                                                 28,772
             1,922  Juniper Networks, Inc.(1)                                       42,976
             1,181  QUALCOMM Inc.                                                   51,728
                                                                                ----------
                                                                                   289,852
                                                                                ----------
COMPUTERS & PERIPHERALS -- 6.7%
             1,412  Apple Inc.(1)                                                  140,918
             2,107  Dell Inc.(1)                                                    53,117
             2,250  Hewlett-Packard Co.                                             94,815
             1,661  Network Appliance, Inc.(1)                                      61,806
                                                                                ----------
                                                                                   350,656
                                                                                ----------
DIVERSIFIED -- 0.8%
               745  iShares Russell 1000 Growth Index Fund(2)                       43,359
                                                                                ----------

Shares                                                                               Value

DIVERSIFIED FINANCIAL SERVICES -- 1.8%
             1,776  JPMorgan Chase & Co.                                          $ 92,530
                                                                                ----------
ELECTRICAL EQUIPMENT -- 5.6%
             1,951  Cooper Industries, Ltd. Cl A                                    97,082
             3,005  Emerson Electric Co.                                           141,205
               982  Roper Industries Inc.                                           55,051
                                                                                ----------
                                                                                   293,338
                                                                                ----------
ENERGY EQUIPMENT & SERVICES -- 1.3%
               568  Cameron International Corp.(1)                                  36,676
               433  Schlumberger Ltd.                                               31,968
                                                                                ----------
                                                                                    68,644
                                                                                ----------
FOOD & STAPLES RETAILING -- 3.1%
             3,402  Wal-Mart Stores, Inc.                                          163,024
                                                                                ----------
FOOD PRODUCTS -- 2.4%
             1,789  Campbell Soup Co.                                               69,950
             2,171  ConAgra Foods, Inc.                                             53,363
                                                                                ----------
                                                                                   123,313
                                                                                ----------
HEALTH CARE EQUIPMENT & SUPPLIES -- 5.5%
               506  Baxter International Inc.                                       28,655
               944  Becton Dickinson & Co.                                          74,283
               461  Cytyc Corp.(1)                                                  16,241
             1,022  DENTSPLY International Inc.                                     34,145
               307  DJO Inc.(1)(2)                                                  11,991
               120  Idexx Laboratories, Inc.(1)                                     10,820
               269  Intuitive Surgical Inc.(1)(2)                                   34,879
               970  Medtronic, Inc.                                                 51,342
               649  Mentor Corp.(2)                                                 25,253
                                                                                ----------
                                                                                   287,609
                                                                                ----------
HEALTH CARE PROVIDERS & SERVICES -- 2.3%
               613  Laboratory Corp. of America Holdings(1)                         48,390
             1,125  UnitedHealth Group Inc.                                         59,692
               318  VCA Antech Inc.(1)                                              12,539
                                                                                ----------
                                                                                   120,621
                                                                                ----------
HOTELS, RESTAURANTS & LEISURE -- 0.9%
               121  Chipotle Mexican Grill Inc. Cl B(1)                              7,250
             1,157  Hilton Hotels Corporation                                       39,338
                                                                                ----------
                                                                                    46,588
                                                                                ----------
HOUSEHOLD DURABLES -- 2.6%
               705  Mohawk Industries Inc.(1)(2)                                    63,563
             2,380  Newell Rubbermaid Inc.                                          72,994
                                                                                ----------
                                                                                   136,557
                                                                                ----------

------
14

Capital Growth

Shares                                                                               Value

HOUSEHOLD PRODUCTS -- 1.8%
             1,423  Procter & Gamble Co. (The)                                    $ 91,513
                                                                                ----------
INDUSTRIAL CONGLOMERATES -- 1.8%
             2,594  General Electric Co.                                            95,615
                                                                                ----------
INSURANCE -- 2.6%
               565  Ambac Financial Group, Inc.                                     51,867
             1,581  Travelers Companies, Inc. (The)                                 85,532
                                                                                ----------
                                                                                   137,399
                                                                                ----------
INTERNET SOFTWARE & SERVICES -- 3.3%
             2,328  eBay Inc.(1)                                                    79,012
               203  Google Inc. Cl A(1)                                             95,690
                                                                                ----------
                                                                                   174,702
                                                                                ----------
IT SERVICES -- 0.8%
             1,048  Accenture Ltd. Cl A                                             40,977
                                                                                ----------
LIFE SCIENCES TOOLS & SERVICES -- 1.7%
             1,739  Thermo Fisher Scientific Inc.(1)                                90,532
                                                                                ----------
MACHINERY -- 2.5%
             2,046  AGCO Corp.(1)                                                   85,380
               262  Eaton Corp.                                                     23,373
               383  Valmont Industries, Inc.                                        24,083
                                                                                ----------
                                                                                   132,836
                                                                                ----------
MEDIA -- 1.6%
               451  Lamar Advertising Co. Cl A                                      27,213
             1,354  Viacom Inc. Cl B(1)                                             55,853
                                                                                ----------
                                                                                    83,066
                                                                                ----------
METALS & MINING -- 1.0%
               497  Allegheny Technologies Inc.                                     54,461
                                                                                ----------
MULTILINE RETAIL -- 1.2%
             1,025  Target Corp.                                                    60,854
                                                                                ----------
OIL, GAS & CONSUMABLE FUELS -- 3.2%
               836  Apache Corp.                                                    60,610
               439  Devon Energy Corporation                                        31,990
             1,332  XTO Energy Inc.                                                 72,288
                                                                                ----------
                                                                                   164,888
                                                                                ----------
PERSONAL PRODUCTS -- 0.3%
               424  Bare Escentuals Inc.(1)(2)                                      17,142
                                                                                ----------
PHARMACEUTICALS -- 8.6%
               858  Abbott Laboratories                                             48,580
               429  Allergan, Inc.                                                  51,995
               484  Roche Holding AG ORD                                            91,461
             6,519  Schering-Plough Corp.                                          206,849
             1,344  Teva Pharmaceutical Industries Ltd. ADR                         51,489
                                                                                ----------
                                                                                   450,374
                                                                                ----------

Shares                                                                               Value

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 5.1%
             2,269  Broadcom Corp. Cl A(1)                                        $ 73,856
               239  MEMC Electronic Materials Inc.(1)                               13,116
             4,658  ON Semiconductor Corp.(1)(2)                                    49,887
             2,696  STMicroelectronics N.V. New York Shares                         52,464
             4,591  Teradyne, Inc.(1)                                               80,114
                                                                                ----------
                                                                                   269,437
                                                                                ----------
SOFTWARE -- 3.0%
             1,263  Business Objects SA ADR(1)(2)                                   47,375
             1,188  Microsoft Corporation                                           35,569
             1,424  Oracle Corp.(1)                                                 26,771
             1,434  THQ Inc.(1)                                                     47,853
                                                                                ----------
                                                                                   157,568
                                                                                ----------
SPECIALTY RETAIL -- 4.7%
               502  DSW Inc. Cl A(1)(2)                                             19,458
             1,058  Gap, Inc. (The)                                                 18,991
             1,703  Home Depot, Inc. (The)                                          64,493
             3,116  Lowe's Companies, Inc.                                          95,224
             1,698  TJX Companies, Inc. (The)                                       47,357
                                                                                ----------
                                                                                   245,523
                                                                                ----------
WIRELESS TELECOMMUNICATION SERVICES -- 2.2%
             2,677  American Tower Corp. Cl A(1)                                   101,726
               482  MetroPCS Communications, Inc.(1)                                13,520
                                                                                ----------
                                                                                   115,246
                                                                                ----------
TOTAL COMMON STOCKS
(Cost $4,598,472)                                                                5,198,706
                                                                                ----------

Temporary Cash Investments -- Securities Lending Collateral(3) -- 6.7%

Repurchase Agreement, Morgan Stanley Group, Inc., (collateralized by various U.S. Government Agency obligations in a pooled account at the lending agent), 5.23%, dated 4/30/07, due 5/1/07 (Delivery value $350,346)
(Cost $350,295)                                                                    350,295
                                                                                ----------
TOTAL INVESTMENT SECURITIES -- 105.9%
(Cost $4,948,767)                                                                5,549,001
                                                                                ----------
OTHER ASSETS AND LIABILITIES -- (5.9)%                                           (306,689)
                                                                                ----------
TOTAL NET ASSETS -- 100.0%                                                    $5,242,312
                                                                                ==========

------
15

Capital Growth

Forward Foreign Currency Exchange Contracts
    Contracts to Sell       Settlement Date      Value     Unrealized Gain (Loss)

  69,319     CHF for USD        5/31/07         $57,556             $(82)
                                                =======            =======

(Value on Settlement Date $57,474)

Notes to Schedule of Investments

ADR = American Depositary Receipt
CHF = Swiss Franc
ORD = Foreign Ordinary Share
USD = United States Dollar

(1) Non-income producing.

(2) Security, or a portion thereof, was on loan as of April 30,
2007.

(3) Investments represent purchases made by the lending agent with cash collateral received through securities lending
transactions.

See Notes to Financial Statements.

------
16

PERFORMANCE
Fundamental Equity

Total Returns as of April 30, 2007
                                                        Average
                                                    Annual Returns
                                                         Since         Inception
                            6 months(1)   1 year       Inception         Date

A CLASS
 No sales charge*             14.38%      22.49%        18.80%
 With sales charge*            7.84%      15.46%        15.92%         11/30/04

S&P 500 INDEX(2)               8.60%      15.24%        12.18%            --

Investor Class                14.52%      22.82%        21.09%          7/29/05

Institutional Class           14.60%      22.99%        21.28%          7/29/05

B Class
 No sales charge*             14.01%      21.55%        17.88%
 With sales charge*            9.01%      17.55%        16.89%         11/30/04

C Class
 No sales charge*             13.92%      21.55%        17.88%
 With sales charge*           12.92%      21.55%        17.88%         11/30/04

R Class                       14.26%      22.18%        20.47%          7/29/05

*Sales charges include initial sales charges and contingent
deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge for equity funds and may be subject to a maximum CDSC of 1.00%. B Class shares
redeemed within six years of purchase are subject to a CDSC
that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of
1.00%. Please see the Share Class Information pages for more about the applicable sales charges for each share class. The
SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1) Total returns for periods less than one year are not
annualized.

(2) Data provided by Lipper Inc. -- A Reuters Company. © 2007
Reuters. All rights reserved. Any copying, republication or
redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior
written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

  The data contained herein has been obtained from company
reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be
incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and
principal value will fluctuate, and redemption value may be
more or less than original cost. To obtain performance data
current to the most recent month end, please call
1-800-345-2021 or visit americancentury.com. The fund's
performance may be affected by investments in initial public offerings. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects A Class
shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
17

Fundamental Equity

Growth of $10,000 Over Life of Class

$10,000 investment made November 30, 2004

One-Year Returns Over Life of Class
Periods ended April 30
                                  2005*      2006     2007

A Class (no sales charge)         -0.20%    23.97%   22.49%

S&P 500 Index                     -0.74%    15.42%   15.24%

* From 11/30/04, the A Class's inception date. Not annualized.
Fundamental Equity A Class's initial investment is $9,425 to reflect the maximum 5.75% initial sales charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and
principal value will fluctuate, and redemption value may be
more or less than original cost. To obtain performance data
current to the most recent month end, please call
1-800-345-2021 or visit americancentury.com. The fund's
performance may be affected by investments in initial public offerings. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects A Class
shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
18

PORTFOLIO COMMENTARY
Fundamental Equity

Portfolio Managers: Jerry Sullivan and Rob Brookby

PERFORMANCE SUMMARY

Fundamental Equity advanced 14.38%* for the six months ended
April 30, 2007. Its benchmark, the S&P 500 Index, returned
8.60% over the same time frame.

As discussed in the Market Perspective on page 2, a pause in
Federal Reserve (Fed) interest rate moves, strong merger
activity, and better-than-expected corporate earnings growth contributed to solid U.S. stock index gains for the six-month period, despite a slowdown in the housing market and growing problems among "subprime" lenders.

STOCK SELECTION DROVE PORTFOLIO PERFORMANCE

The investment team's security selection accounted for the vast majority of Fundamental Equity's excess returns compared with the benchmark during the reporting period. The portfolio
enjoyed positive contributions, relative to the index, from
stock picks in eight of the market's 10 sectors.

At the same time, we further boosted relative returns by
maintaining a slight underweight position in the financials
sector, which was dragged down by the problems associated with the subprime mortgage market. An underweight position in the telecommunications sector detracted slightly from relative
performance, but we more than made up for that in the
previously-mentioned areas.

During the reporting period, the portfolio derived a
significant portion of its excess returns from initial public offerings of both domestic and foreign securities. Although
some of these positions detracted slightly from portfolio
returns, the group collectively contributed to absolute and
relative performance.

AEROSPACE AND DEFENSE SOARED

An overweight position in aerospace giant Honeywell
International provided a significant contribution to
performance. The company's share price climbed 30% as it
benefited from a replacement cycle in the airline industry, a trend that we believe will continue into 2010-2011.

An overweight holding in grocery chain Supervalu, in the
consumer staples sector, contributed to absolute and relative performance. The company, which more than doubled in size when it acquired Albertson's in the previous reporting period,
enjoyed strong earnings for the reporting period and saw its share price gain 39%.

Top Ten Holdings as of April 30, 2007
                                                      % of net        % of net
                                                    assets as of    assets as of
                                                      4/30/07         10/31/06
General Electric Co.                                    3.7%            3.0%
Citigroup Inc.                                          2.5%            2.9%
Chevron Corp.                                           2.5%            1.6%
Bank of America Corp.                                   2.3%            2.7%
Exxon Mobil Corp.                                       2.1%            2.8%
JPMorgan Chase & Co.                                    2.1%            1.9%
International Business Machines Corp.                   2.0%            1.8%
iShares S&P 100 Index Fund                              2.0%            1.9%
iShares Dow Jones Select Dividend Index Fund            1.8%             --
Honeywell International Inc.                            1.8%            1.2%

* All fund returns referenced in this commentary are for A
Class shares and are not reduced by sales charges. A Class
shares are subject to a maximum sales charge of 5.75%. Had the sales charge been applied, returns would be lower than those shown. Total returns for periods less than one year are not
annualized.

------
19

Fundamental Equity

TECHNOLOGY PICKS WORKED WELL

Several of the portfolio's top individual performers for the period were technology stocks, including two names within the electronic equipment industry. While that industry represented a 5% loss for the benchmark S&P 500 Index, share prices of
Fundamental Equity's electronic equipment holdings surged
nearly 35%. Overweight holding Avnet, a distributor of
electronic components, surged 73% for the period, due largely to increased demand in the sector.

Within the IT Services industry, the portfolio benefited from an overweight position in Ceridian, which provides
technological support for human resources outsourcing
functions. Ceridian's share price jumped 43% during the period as its management announced its intent to review "strategic
alternatives", which included the possibility of merger and
acquisition activity.

HEALTH CARE CONTRIBUTED TO GAINS

Overweight stakes in two health care holdings, Schering-Plough
(Schering) and Baxter International (Baxter), boosted relative performance.

Pharmaceutical company Schering experienced an increase in
profitability due to both new leadership and new products.
Baxter, a maker of plasma-based protein products, has also
undergone a leadership transition, resulting in streamlined
operations and steadily rising margins.

Avoiding Johnson & Johnson also benefited the portfolio's
performance relative to the benchmark. That company's shares, which represented 1.5% of the benchmark weight for the
reporting period, dropped late in the reporting period amid
softness in the market for drug-coated stents and an
investigation into financial matters at certain international divisions within the company.

STARTING POINT FOR NEXT REPORTING PERIOD

Fundamental Equity seeks large, established companies that we believe are attractively valued relative to their prospects for earnings growth and income production. Our focus on bellwether large-cap stocks should put the portfolio in position for solid returns for the foreseeable future if the market's shift toward large-cap stocks continues. In particular, our investment
process has successfully guided us to attractive companies in the aerospace and technology areas, which we believe should
benefit from long-term trends.

Top Five Industries* as of April 30, 2007
                                                % of net             % of net
                                              assets as of         assets as of
                                                 4/30/07             10/31/06
Oil, Gas & Consumable Fuels                       8.2%                 7.3%
Diversified Financial Services                    6.9%                 7.5%
Insurance                                         6.9%                 6.4%
Aerospace & Defense                               5.6%                 5.8%
Industrial Conglomerates                          4.9%                 3.0%

* Excludes securities in the Diversified category. These securities represent investments in diversified pools of underlying securities in multiple industry categories.

Types of Investments in Portfolio
                                               % of net             % of net
                                             assets as of         assets as of
                                                4/30/07             10/31/06
Domestic Common Stocks                           89.6%                89.0%
Foreign Common Stocks(1)                         8.9%                 6.9%
Convertible Preferred Stocks                     0.4%                  --
TOTAL EQUITY EXPOSURE                            98.9%                95.9%
Temporary Cash Investments                       2.5%                 7.4%
Other Assets and Liabilities(2)                 (1.4)%               (3.3)%

(1) Includes depositary shares, dual listed securities and
foreign ordinary shares.

(2) Includes securities lending collateral and other assets and liabilities.

------
20

SCHEDULE OF INVESTMENTS
Fundamental Equity

APRIL 30, 2007 (UNAUDITED)

Shares                                                                               Value

Common Stocks -- 98.5%

AEROSPACE & DEFENSE -- 5.6%
               9,200  Boeing Co.                                                 $ 855,600
               4,500  General Dynamics Corp.                                       353,250
              47,650  Honeywell International Inc.                               2,581,677
              14,708  Lockheed Martin Corp.                                      1,414,027
              19,108  Raytheon Company                                           1,023,042
              25,000  United Technologies Corp.                                  1,678,250
                                                                              ------------
                                                                                 7,905,846
                                                                              ------------
AIR FREIGHT & LOGISTICS -- 0.4%
               7,968  United Parcel Service, Inc. Cl B                             561,186
                                                                              ------------
AIRLINES -- 0.5%
              50,200  Southwest Airlines Co.                                       720,370
                                                                              ------------
AUTO COMPONENTS -- 0.7%
               9,800  Johnson Controls, Inc.                                     1,002,834
                                                                              ------------
BEVERAGES -- 2.5%
              18,500  Anheuser-Busch Companies, Inc.                               910,015
               6,650  Fomento Economico Mexicano, SAB de CV ADR                    716,139
              28,000  PepsiCo, Inc.                                              1,850,520
                                                                              ------------
                                                                                 3,476,674
                                                                              ------------
BUILDING PRODUCTS -- 0.5%
              15,000  USG Corp.(1)(2)                                              692,250
                                                                              ------------
CAPITAL MARKETS -- 4.6%
               1,921  Bear Stearns Companies Inc. (The)                            299,100
              10,210  Deutsche Bank AG ORD                                       1,579,196
               7,300  Goldman Sachs Group, Inc. (The)                            1,595,853
               7,600  Legg Mason, Inc.                                             753,844
              22,800  Merrill Lynch & Co., Inc.                                  2,057,244
              14,500  Tortoise Capital Resources Corp.(1)(2)                       263,755
                                                                              ------------
                                                                                 6,548,992
                                                                              ------------
CHEMICALS -- 2.2%
               4,700  Air Products & Chemicals, Inc.                               359,550
              11,180  Dow Chemical Co.                                             498,740
              28,000  du Pont (E.I.) de Nemours & Co.                            1,376,760
               6,000  Monsanto Co.                                                 353,940
               6,640  PPG Industries, Inc.                                         488,571
                                                                              ------------
                                                                                 3,077,561
                                                                              ------------

Shares                                                                               Value

COMMERCIAL BANKS -- 1.1%
             500,000  China CITIC Bank H Shares ORD(1)                            $419,961
              32,000  U.S. Bancorp                                               1,099,200
                                                                              ------------
                                                                                 1,519,161
                                                                              ------------
COMMERCIAL SERVICES & SUPPLIES -- 0.4%
              19,000  Resources Connection, Inc.(1)(2)                             573,230
                                                                              ------------
COMMUNICATIONS EQUIPMENT -- 2.1%
              89,200  Cisco Systems Inc.(1)                                      2,385,208
              23,410  Corning Inc.(1)                                              555,285
                                                                              ------------
                                                                                 2,940,493
                                                                              ------------
COMPUTERS & PERIPHERALS -- 1.8%
               7,750  Apple Inc.(1)                                                773,450
              41,550  Hewlett-Packard Co.                                        1,750,917
                                                                              ------------
                                                                                 2,524,367
                                                                              ------------
CONTAINERS & PACKAGING -- 0.7%
              42,740  Crown Holdings Inc.(1)                                     1,033,026
                                                                              ------------
DIVERSIFIED -- 4.9%
              16,000  Gabelli Dividend & Income Trust                              355,040
              35,642  iShares Dow Jones Select Dividend
                      Index Fund(2)                                              2,617,548
              40,688  iShares S&P 100 Index Fund                                 2,797,300
              27,100  PowerShares QQQ Trust(2)                                   1,245,516
                                                                              ------------
                                                                                 7,015,404
                                                                              ------------
DIVERSIFIED FINANCIAL SERVICES -- 6.9%
              65,168  Bank of America Corp.                                      3,317,051
              67,192  Citigroup Inc.                                             3,602,834
              56,000  JPMorgan Chase & Co.                                       2,917,600
                                                                              ------------
                                                                                 9,837,485
                                                                              ------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.2%
             360,000  China Communications Services Corp. Ltd.
                      H Shares ORD(1)                                              224,593
              40,000  Verizon Communications Inc.                                1,527,200
                                                                              ------------
                                                                                 1,751,793
                                                                              ------------
ELECTRIC UTILITIES -- 0.9%
              42,133  Pepco Holdings, Inc.(2)                                    1,243,766
                                                                              ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 0.8%
              14,000  Avnet Inc.(1)                                                572,600
              26,000  Jabil Circuit, Inc.                                          605,800
                                                                              ------------
                                                                                 1,178,400
                                                                              ------------

------
21

Fundamental Equity

Shares                                                                               Value

ENERGY EQUIPMENT & SERVICES -- 1.6%
               7,000  Dril-Quip Inc.(1)(2)                                        $353,500
              19,000  Schlumberger Ltd.                                          1,402,770
               5,700  Transocean Inc.(1)                                           491,340
                                                                              ------------
                                                                                 2,247,610
                                                                              ------------
FOOD & STAPLES RETAILING -- 0.5%
              26,298  Kroger Co. (The)                                             776,054
                                                                              ------------
FOOD PRODUCTS -- 1.4%
              16,128  Dean Foods Co.                                               587,543
              17,000  General Mills, Inc.                                        1,018,300
              11,522  Kraft Foods Inc. Cl A                                        385,641
                                                                              ------------
                                                                                 1,991,484
                                                                              ------------
GAS UTILITIES -- 0.4%
              10,600  ONEOK, Inc.                                                  513,146
                                                                              ------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 2.1%
              33,500  Baxter International Inc.                                  1,897,105
           1,288,000  Golden Meditech Co. Ltd. ORD(1)                              556,553
               6,568  Zimmer Holdings Inc.(1)                                      594,273
                                                                              ------------
                                                                                 3,047,931
                                                                              ------------
HEALTH CARE PROVIDERS & SERVICES -- 3.9%
               7,419  Aetna Inc.                                                   347,803
               6,046  AmerisourceBergen Corp.                                      302,240
              10,905  Cardinal Health, Inc.                                        762,805
               8,000  Humana Inc.(1)                                               505,920
               6,000  Laboratory Corp. of America Holdings(1)(2)                   473,640
              35,267  McKesson Corp.                                             2,074,757
              19,587  UnitedHealth Group Inc.                                    1,039,286
                                                                              ------------
                                                                                 5,506,451
                                                                              ------------
HOTELS, RESTAURANTS & LEISURE -- 1.6%
              30,090  McDonald's Corporation                                     1,452,745
              12,766  Yum! Brands, Inc.                                            789,705
                                                                              ------------
                                                                                 2,242,450
                                                                              ------------
HOUSEHOLD PRODUCTS -- 1.6%
              12,793  Kimberly-Clark Corp.                                         910,478
              21,000  Procter & Gamble Co. (The)                                 1,350,510
                                                                              ------------
                                                                                 2,260,988
                                                                              ------------
INDUSTRIAL CONGLOMERATES -- 4.9%
              13,150  3M Co.                                                     1,088,426
             142,200  General Electric Co.                                       5,241,492
              18,080  Tyco International Ltd.                                      589,950
                                                                              ------------
                                                                                 6,919,868
                                                                              ------------

Shares                                                                               Value

INSURANCE -- 6.9%
              21,754  Ace, Ltd.                                                $ 1,293,493
              14,100  Ambac Financial Group, Inc.                                1,294,380
              27,308  American International Group, Inc.                         1,909,101
              32,257  Genworth Financial Inc. Cl A                               1,177,058
              10,729  Hartford Financial Services Group Inc. (The)               1,085,775
              15,755  Lincoln National Corp.                                     1,120,968
              15,480  Old Republic International Corp.                             329,260
              63,000  Unum Group                                                 1,567,440
                                                                              ------------
                                                                                 9,777,475
                                                                              ------------
INTERNET SOFTWARE & SERVICES -- 1.0%
               3,220  Google Inc. Cl A(1)                                        1,517,844
                                                                              ------------
IT SERVICES -- 4.4%
              30,000  Accenture Ltd. Cl A                                        1,173,000
              20,000  Automatic Data Processing, Inc.                              895,200
               3,100  Broadridge Financial Solutions, Inc.(1)                       62,124
               7,597  Ceridian Corp.(1)                                            256,475
              32,060  First Data Corp.                                           1,038,744
              27,431  International Business Machines Corp.                      2,803,722
                                                                              ------------
                                                                                 6,229,265
                                                                              ------------
LIFE SCIENCES TOOLS & SERVICES -- 1.0%
              27,050  Thermo Fisher Scientific Inc.(1)                           1,408,223
                                                                              ------------
MACHINERY -- 1.5%
              10,947  Caterpillar Inc.                                             794,971
               6,500  Eaton Corp.                                                  579,865
              15,272  Mueller Water Products Inc. Series A(2)                      219,917
               5,787  Parker-Hannifin Corp.                                        533,214
                                                                              ------------
                                                                                 2,127,967
                                                                              ------------
MEDIA -- 2.0%
              13,400  Omnicom Group Inc.(2)                                      1,403,114
              44,150  Walt Disney Co. (The)                                      1,544,367
                                                                              ------------
                                                                                 2,947,481
                                                                              ------------
METALS & MINING -- 0.9%
             350,475  Boart Longyear Group, ORD(1)                                 561,866
              11,600  Nucor Corp. (2)                                              736,136
                                                                              ------------
                                                                                 1,298,002
                                                                              ------------
MULTI-UTILITIES -- 0.4%
              21,128  XCEL Energy Inc.(2)                                          508,974
                                                                              ------------

------
22

Fundamental Equity

Shares                                                                               Value

MULTILINE RETAIL -- 2.2%
              26,421  Federated Department Stores, Inc.                        $ 1,160,410
               9,162  J.C. Penney Co., Inc.                                        724,623
              20,000  Target Corp.                                               1,187,400
                                                                              ------------
                                                                                 3,072,433
                                                                              ------------
OIL, GAS & CONSUMABLE FUELS -- 8.2%
               2,449  Alpha Natural Resources, Inc.(1)(2)                           42,539
              30,000  Capital Product Partners L.P.(1)                             785,100
              45,133  Chevron Corp.                                              3,510,895
              17,500  Devon Energy Corporation                                   1,275,225
               6,614  EnCana Corp.                                                 346,904
              38,000  Exxon Mobil Corp.                                          3,016,440
               7,105  Marathon Oil Corp.                                           721,513
              27,600  Occidental Petroleum Corp.                                 1,399,320
              16,000  Teekay Offshore Partners L.P.                                496,000
                                                                              ------------
                                                                                11,593,936
                                                                              ------------
PAPER & FOREST PRODUCTS -- 0.4%
              16,900  International Paper Company(2)                               637,468
                                                                              ------------
PERSONAL PRODUCTS -- 0.2%
              18,000  Prestige Brands Holdings Inc.(1)(2)                          234,180
                                                                              ------------
PHARMACEUTICALS -- 3.9%
              19,400  Abbott Laboratories                                        1,098,428
              17,700  Novartis AG ADR                                            1,028,193
              57,019  Pfizer Inc.                                                1,508,723
              27,000  Schering-Plough Corp.                                        856,710
              18,650  Wyeth                                                      1,035,075
                                                                              ------------
                                                                                 5,527,129
                                                                              ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 3.1%
              84,000  Entegris, Inc.(1)(2)                                         984,480
              10,000  KLA-Tencor Corp.(2)                                          555,500
              17,350  Microchip Technology Inc.                                    699,899
              24,000  NVIDIA Corp.(1)(2)                                           789,360
              26,500  STMicroelectronics N.V. New York Shares                      515,690
              26,150  Texas Instruments Inc.                                       898,776
                                                                              ------------
                                                                                 4,443,705
                                                                              ------------
SOFTWARE -- 2.0%
              29,340  Microsoft Corporation                                        878,440
               2,200  Nintendo Co., Ltd. ORD                                       684,100
              59,100  Oracle Corp.(1)                                            1,111,080
               5,100  SPSS Inc.(1)(2)                                              186,966
                                                                              ------------
                                                                                 2,860,586
                                                                              ------------

Shares                                                                               Value

SPECIALTY RETAIL -- 1.3%
              22,349  Home Depot, Inc. (The)                                      $846,357
               2,767  Sherwin-Williams Co.                                         176,452
              28,278  TJX Companies, Inc. (The)                                    788,673
                                                                              ------------
                                                                                 1,811,482
                                                                              ------------
TEXTILES, APPAREL & LUXURY GOODS -- 0.6%
              15,750  NIKE, Inc. Cl B                                              848,295
                                                                              ------------
THRIFTS & MORTGAGE FINANCE -- 1.2%
               5,086  Countrywide Financial Corporation                            188,589
              16,642  Fannie Mae                                                   980,547
              16,000  IndyMac Bancorp, Inc.(2)                                     483,840
                                                                              ------------
                                                                                 1,652,976
                                                                              ------------
TOBACCO -- 1.3%
              27,042  Altria Group Inc.                                          1,863,736
                                                                              ------------
TRANSPORTATION INFRASTRUCTURE -- 0.2%
              10,000  Grupo Aeroportuario del Centro Norte, SAB
                      de CV ADR(1)(2)                                              292,400
                                                                              ------------
TOTAL COMMON STOCKS
(Cost $129,110,086)                                                            139,762,377
                                                                              ------------

Convertible Preferred Stocks -- 0.4%

METALS & MINING -- 0.4%
               5,000  Freeport-McMoRan Copper & Gold Inc.,
                      6.75%, 5/1/10                                                542,700
(Cost $500,000)
                                                                              ------------

Temporary Cash Investments -- 2.5%

Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 4.375%-8.75%, 11/15/08-5/15/20, valued at $3,567,486), in a joint trading account at 5.05%, dated
4/30/07, due 5/1/07 (Delivery value $3,500,491)
(Cost $3,500,000)                                                                3,500,000
                                                                              ------------

Temporary Cash Investments -- Securities Lending Collateral(3) -- 7.4%

Repurchase Agreement, Morgan Stanley Group, Inc., (collateralized by various U.S. Government Agency obligations in a pooled account at the lending agent), 5.23%, dated 4/30/07, due 5/1/07 (Delivery value
$10,478,727)
(Cost $10,477,205)                                                              10,477,205
                                                                              ------------
TOTAL INVESTMENT SECURITIES -- 108.8%
(Cost $143,587,291)                                                            154,282,282
                                                                              ------------
OTHER ASSETS AND LIABILITIES -- (8.8)%                                        (12,450,357)
                                                                              ------------
TOTAL NET ASSETS -- 100.0%                                                  $141,831,925
                                                                              ============

------
23

Fundamental Equity

Forward Foreign Currency Exchange Contracts
                                                                      Unrealized
       Contracts to Sell          Settlement Date           Value    Gain (Loss)

        565,223  Euro for USD         5/31/07            $772,579       $(3,265)
40,425,000       JPY for USD          5/31/07             339,556          2,449
                                                       ----------     ----------
                                                       $1,112,135         $(816)
                                                       ==========     ==========

(Value on Settlement Date $1,111,319)

Notes to Schedule of Investments

ADR = American Depositary Receipt
JPY = Japanese Yen
ORD = Foreign Ordinary Share
USD = United States Dollar

(1) Non-income producing.

(2) Security, or a portion thereof, was on loan as of April 30,
2007.

(3) Investments represent purchases made by the lending agent with cash collateral received through securities lending
transactions.

The aggregate value of fair valued securities as of April 30,
2007, was $684,100, which represented 0.5% of total net assets.

See Notes to Financial Statements.

------
24

PERFORMANCE
New Opportunities II

Total Returns as of April 30, 2007
                                                        Average Annual
                                                            Returns
                                                                  Since      Inception
                             6 months(1)    1 year   5 years    Inception      Date

INVESTOR CLASS                 14.84%       8.31%     11.82%     11.00%       6/1/01

RUSSELL 2000 GROWTH
INDEX(2)                        7.42%       4.53%     8.91%       5.27%         --

A Class
 No sales charge*              14.61%       7.92%       --       20.51%
 With sales charge*             8.06%       1.74%       --       18.86%       1/31/03

B Class
 No sales charge*              14.16%       7.16%       --       19.62%
 With sales charge*             9.16%       3.16%       --       19.36%       1/31/03

C Class
 No sales charge*              14.25%       7.13%       --      19.72%(3)
 With sales charge*            13.25%       7.13%       --      19.72%(3)     1/31/03

*Sales charges include initial sales charges and contingent
deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge for equity funds and may be subject to a maximum CDSC of 1.00%. B Class shares
redeemed within six years of purchase are subject to a CDSC
that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of
1.00%. Please see the Share Class Information pages for more about the applicable sales charges for each share class. The
SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1) Total returns for periods less than one year are not
annualized.

(2) Data provided by Lipper Inc. -- A Reuters Company. © 2007
Reuters. All rights reserved. Any copying, republication or
redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior
written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

  The data contained herein has been obtained from company
reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be
incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

(3) Class returns would have been lower if distribution and
service fees had not been waived from 2/1/03 to 6/30/03.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and
principal value will fluctuate, and redemption value may be
more or less than original cost. To obtain performance data
current to the most recent month end, please call
1-800-345-2021 or visit americancentury.com. Historically,
small company stocks have been more volatile than the stocks of larger, more established companies. The fund's investment
process may result in high portfolio turnover, high commission costs and high capital gains distributions. In addition, its investment approach may involve higher volatility and risk.
International investing involves special risks, such as
political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
25

New Opportunities II

Growth of $10,000 Over Life of Class

$10,000 investment made June 1, 2001

One-Year Returns Over Life of Class
Periods ended April 30
                       2002*      2003      2004      2005     2006     2007

Investor Class         6.00%     -21.51%   49.04%    -1.18%   39.69%    8.31%

Russell 2000
Growth Index          -11.57%    -23.50%   41.57%    -0.55%   36.13%    4.53%

* From 6/1/01, the Investor Class's inception date. Not
annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and
principal value will fluctuate, and redemption value may be
more or less than original cost. To obtain performance data
current to the most recent month end, please call
1-800-345-2021 or visit americancentury.com. Historically,
small company stocks have been more volatile than the stocks of larger, more established companies. The fund's investment
process may result in high portfolio turnover, high commission costs and high capital gains distributions. In addition, its investment approach may involve higher volatility and risk.
International investing involves special risks, such as
political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
26

PORTFOLIO COMMENTARY
New Opportunities II

Portfolio Managers: Stafford Southwick and Matthew Ferretti

In January 2007, portfolio manager Harold Bradley left American
Century to pursue another career opportunity. His co-managers,
Mr. Southwick and Mr. Ferretti, who joined the New
Opportunities II investment team in 2001 and 2002,
respectively, continue to manage the portfolio with support
from three experienced investment analysts.

PERFORMANCE SUMMARY

New Opportunities II returned 14.84%* for the six months ended
April 30, 2007, well ahead of the 7.42% return of its
benchmark, the Russell 2000 Growth Index.

On an absolute basis, New Opportunities II delivered a very
strong return for the six-month period. Every sector of the
portfolio produced positive results, led by strong
contributions from industrial and information technology stocks.

In addition, New Opportunities II outperformed the Russell 2000
Growth Index by a wide margin. The market environment during the reporting period was favorable for our investment approach, rewarding companies with improving business fundamentals,
accelerating earnings growth, and price momentum. Strong stock selection was the main factor behind the portfolio's
outperformance of the benchmark. During the reporting period, the portfolio derived a meaningful portion of its returns from investments in international holdings.

INDUSTRIALS & MATERIALS BOOSTED RESULTS

There were four broad themes that generated most of the
outperformance relative to the Russell 2000 Growth Index. The first was an emphasis on dry bulk carriers in the industrial sector. Dry bulk carriers are large ships that carry dry goods
-- such as iron ore, coal, or grains--on long ocean voyages.
Strong demand for dry goods from China and a limited amount of ship capacity led to sharply higher shipping prices, boosting earnings for dry bulk carriers. Our holdings included DryShips,
Diana Shipping, and Eagle Bulk Shipping, all of which performed very well for the reporting period.

We also increased our position in materials stocks, which
posted strong gains during the period. One of the top
contributors was RTI International Metals, which processes
titanium that is used primarily in the aerospace industry.
Strong new aircraft orders caused demand for titanium to
outstrip supply, boosting prices.

Top Ten Holdings as of April 30, 2007
                                                    % of net        % of net
                                                  assets as of    assets as of
                                                    4/30/07         10/31/06
Priceline.com Inc.                                    1.8%            1.4%
ValueClick Inc.                                       1.6%            1.2%
i2 Technologies Inc.                                  1.6%            1.4%
Cooper Tire & Rubber Co.                              1.6%             --
Silgan Holdings Inc.                                  1.5%            1.1%
VASCO Data Security International, Inc.               1.5%            1.1%
Foster Wheeler Ltd.                                   1.5%             --
WellCare Health Plans Inc.                            1.5%            1.4%
Deckers Outdoor Corp.                                 1.5%            1.0%
Middleby Corp. (The)                                  1.4%             --

*All fund returns referenced in this commentary are for
Investor Class shares. Total returns for periods less than one year are not annualized.

------
27

New Opportunities II

TECHNOLOGY & TELECOM ADDED VALUE

Another theme was the strong performance of the portfolio's
Internet-related stocks. The portfolio's top relative
performance contributor was VASCO Data Security International, which makes authentication tokens for secure access to
corporate networks. Heightened concerns about the security of data on corporate networks led to increased demand for VASCO's products.

The final theme relates to telecommunication services, which made up a small portion of the portfolio but had an outsized impact on performance. Domestically, we benefited from our
position in Cogent Communications Group, which provides
broadband services to corporate customers. The company's
relatively low prices contributed to strong customer growth. We also had success with our international telecom exposure,
particularly Russian telecom provider Golden Telecom and South
American telecom company Nortel Inversora.

A MIXED BAG OF DETRACTORS

Every sector of the portfolio contributed favorably to relative results, but there were several noteworthy detractors among
individual stocks. The most significant was OM Group, which
makes metal-based and specialty chemical products. The market reacted negatively to the company's decision to sell its nickel business. Outsourcing company PeopleSupport also fell
significantly amid higher wage costs and the loss of a large client.

In the health care sector, Matrixx Initiatives, which makes
cold and flu medication, declined as the flu season proved to be milder than expected, while contact lens maker Cooper
Companies reported an earnings shortfall thanks to new product delays and declining demand. Based on our investment process, we sold our positions in OM, PeopleSupport, Matrixx, and Cooper.

STARTING POINT FOR NEXT REPORTING PERIOD

We continue to find attractive stocks that meet our investment criteria. Most recently, we have been adding to our positions in consumer staples stocks, particularly specialty beverage
companies and food producers that are expanding into
alternative energy, such as biodiesel. We also cut back
considerably on our financial holdings, reducing our exposure to banks and mortgage finance companies, and we remain
underweight in this sector.

Top Five Industries as of April 30, 2007
                                            % of net         % of net
                                          assets as of     assets as of
                                             4/30/07         10/31/06
Health Care Equipment & Supplies              7.3%             3.5%
Internet Software & Services                  6.5%             6.9%
Software                                      6.1%             5.3%
Metals & Mining                               4.6%             1.1%
Textiles, Apparel & Luxury Goods              4.6%             3.3%

Types of Investments in Portfolio
                                            % of net         % of net
                                          assets as of     assets as of
                                             4/30/07         10/31/06
Domestic Common Stocks                        89.8%           86.8%
Foreign Common Stocks(1)                      10.1%           11.6%
TOTAL COMMON STOCKS                           99.9%           98.4%
Temporary Cash Investments                    1.4%             5.2%
Other Assets and Liabilities                 (1.3)%           (3.6)%

(1) Includes depositary shares, dual listed securities and
foreign ordinary shares.

------
28

SCHEDULE OF INVESTMENTS
New Opportunities II

APRIL 30, 2007 (UNAUDITED)

Shares                                                                               Value

Common Stocks -- 99.9%

AEROSPACE & DEFENSE -- 1.8%
          136,871  EDO Corp.                                                   $ 3,763,952
           76,057  Esterline Technologies Corp.(1)                               3,173,859
                                                                              ------------
                                                                                 6,937,811
                                                                              ------------
AIRLINES -- 1.2%
           76,577  Copa Holdings SA Cl A                                         4,662,008
                                                                              ------------
AUTO COMPONENTS -- 2.7%
          307,506  Cooper Tire & Rubber Co.                                      5,944,091
          152,161  Spartan Motors, Inc.                                          4,333,545
                                                                              ------------
                                                                                10,277,636
                                                                              ------------
BEVERAGES -- 1.1%
           74,020  Jones Soda Co.(1)                                             1,820,152
          156,758  National Beverage Corp.(1)                                    2,439,154
                                                                              ------------
                                                                                 4,259,306
                                                                              ------------
CAPITAL MARKETS -- 4.1%
          105,489  Cohen & Steers Inc.                                           5,412,644
           32,664  FCStone Group, Inc.(1)                                        1,471,840
           65,668  GFI Group Inc.(1)                                             4,547,509
           55,798  HFF Inc. Cl A(1)                                                891,652
           69,499  Stifel Financial Corp.(1)                                     3,121,200
                                                                              ------------
                                                                                15,444,845
                                                                              ------------
CHEMICALS -- 3.3%
           66,302  Flotek Industries Inc.(1)                                     2,599,038
          180,725  Koppers Holdings Inc.                                         5,230,181
          173,395  Terra Industries Inc.(1)                                      3,058,688
           52,190  Zoltek Companies, Inc.(1)                                     1,588,664
                                                                              ------------
                                                                                12,476,571
                                                                              ------------
COMMERCIAL BANKS -- 0.4%
          131,994  BBVA Banco Frances SA ADR                                     1,541,690
                                                                              ------------
COMMERCIAL SERVICES & SUPPLIES -- 1.9%
           67,229  Huron Consulting Group Inc.(1)                                4,070,716
           87,408  TeleTech Holdings Inc.(1)                                     3,297,904
                                                                              ------------
                                                                                 7,368,620
                                                                              ------------
COMMUNICATIONS EQUIPMENT -- 0.6%
          108,854  Globecomm Systems Inc.(1)                                     1,457,555
           32,636  Silicom Ltd.(1)                                                 733,984
                                                                              ------------
                                                                                 2,191,539
                                                                              ------------
COMPUTERS & PERIPHERALS -- 0.9%
          182,138  Novatel Wireless, Inc.(1)                                     3,313,090
                                                                              ------------

Shares                                                                               Value

CONSTRUCTION & ENGINEERING -- 2.9%
           82,219  Foster Wheeler Ltd.(1)                                      $ 5,659,134
          127,457  Perini Corp.(1)                                               5,429,668
                                                                              ------------
                                                                                11,088,802
                                                                              ------------
CONTAINERS & PACKAGING -- 1.5%
          102,126  Silgan Holdings Inc.                                          5,859,990
                                                                              ------------
DIVERSIFIED -- 1.8%
           39,881  iShares Dow Jones U.S. Healthcare Sector Index Fund           2,838,730
           72,797  iShares Dow Jones U.S. Technology Sector Index Fund           4,127,589
                                                                              ------------
                                                                                 6,966,319
                                                                              ------------
DIVERSIFIED FINANCIAL SERVICES -- 0.2%
          146,683  Optionable, Inc.(1)                                             828,759
                                                                              ------------

DIVERSIFIED TELECOMMUNICATION SERVICES -- 2.7%
          183,883  Cogent Communications Group, Inc.(1)                          4,681,661
           65,123  Golden Telecom Inc.                                           3,816,859
           57,079  Nortel Inversora SA ADR(1)                                      913,835
           36,012  Telecom Argentina SA ADR(1)                                     812,431
                                                                              ------------
                                                                                10,224,786
                                                                              ------------
ELECTRIC UTILITIES -- 1.0%
           79,349  Empire District Electric Co.                                  1,959,920
           66,851  Portland General Electric Co.                                 1,937,342
                                                                              ------------
                                                                                 3,897,262
                                                                              ------------
ELECTRICAL EQUIPMENT -- 1.0%
           98,470  SGL Carbon AG ORD(1)                                          3,867,445
                                                                              ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 2.4%
          124,044  Bell Microproducts Inc.(1)                                      843,499
          125,821  Dolby Laboratories Inc. Cl A(1)                               4,456,580
          286,793  SMART Modular Technologies (WWH), Inc.(1)                     3,814,347
                                                                              ------------
                                                                                 9,114,426
                                                                              ------------
ENERGY EQUIPMENT & SERVICES -- 3.3%
           47,984  Bolt Technology Corp.(1)                                      1,949,110
           81,415  CARBO Ceramics Inc.                                           3,537,483
           34,453  Hanover Compressor Co.(1)                                       745,218
           71,263  Matrix Service Co.(1)                                         1,738,817
           97,120  Superior Offshore International, Inc.(1)                      1,774,382
          125,817  TGS Nopec Geophysical Company ASA ORD(1)                      2,919,875
                                                                              ------------
                                                                                12,664,885
                                                                              ------------

------
29

New Opportunities II

Shares                                                                               Value

FOOD & STAPLES RETAILING -- 0.6%
           90,064  Spartan Stores, Inc.                                        $ 2,320,049
                                                                              ------------
FOOD PRODUCTS -- 2.5%
          649,468  Darling International Inc.(1)                                 4,981,420
           71,695  Green Mountain Coffee Roasters, Inc.(1)                       4,381,998
                                                                              ------------
                                                                                 9,363,418
                                                                              ------------
GAS UTILITIES -- 0.7%
           64,981  South Jersey Industries Inc.                                  2,551,804
                                                                              ------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 7.3%
          231,061  Align Technology Inc.(1)                                      5,235,841
          137,006  CONMED Corp.(1)                                               4,154,022
           90,051  Cynosure Inc. Cl A(1)                                         2,815,895
           54,864  Dade Behring Holdings Inc.                                    2,694,371
          116,965  I-Flow Corp.(1)                                               1,810,618
          194,936  IRIS International Inc.(1)                                    2,643,332
           69,816  Kinetic Concepts Inc.(1)                                      3,490,800
          143,719  Micrus Endovascular Corp.(1)                                  3,194,873
          184,025  Sonic Innovations, Inc.(1)                                    1,808,966
                                                                              ------------
                                                                                27,848,718
                                                                              ------------
HEALTH CARE PROVIDERS & SERVICES -- 4.5%
           40,921  Almost Family Inc.(1)                                           751,719
           82,761  Chemed Corp.                                                  4,162,878
          186,142  Hanger Orthopedic Group Inc.(1)                               2,218,813
          137,230  HealthExtras, Inc.(1)                                         4,247,269
           69,734  WellCare Health Plans Inc.(1)                                 5,619,862
                                                                              ------------
                                                                                17,000,541
                                                                              ------------
HEALTH CARE TECHNOLOGY -- 1.1%
          184,118  Omnicell Inc.(1)                                              4,223,667
                                                                              ------------
HOTELS, RESTAURANTS & LEISURE -- 3.6%
          176,951  Burger King Holdings, Inc.                                    4,153,040
           43,615  Monarch Casino & Resort Inc.(1)                               1,163,212
          185,178  MTR Gaming Group, Inc.(1)                                     2,960,996
          394,962  Premier Exhibitions Inc.(1)                                   5,335,937
                                                                              ------------
                                                                                13,613,185
                                                                              ------------
HOUSEHOLD DURABLES -- 1.0%
          561,597  Syntax-Brillian Corp.(1)                                      4,009,803
                                                                              ------------
INSURANCE -- 2.1%
          207,633  AMERISAFE, Inc.(1)                                            4,179,653
           73,094  Navigators Group Inc.(1)                                      3,734,372
                                                                              ------------
                                                                                 7,914,025
                                                                              ------------

Shares                                                                               Value

INTERNET & CATALOG RETAIL -- 1.8%
          122,514  Priceline.com Inc.(1)                                       $ 6,816,679
                                                                              ------------
INTERNET SOFTWARE & SERVICES -- 6.5%
          156,659  Chordiant Software Inc.(1)                                    2,072,599
           23,629  Equinix Inc.(1)                                               1,972,313
          247,866  GigaMedia Ltd.(1)                                             3,489,953
          304,733  Interwoven Inc.(1)                                            4,653,272
          973,490  On2 Technologies, Inc.(1)                                     2,180,618
           38,151  Switch & Data Facilities Co. Inc.(1)                            699,308
          213,798  ValueClick Inc.(1)                                            6,114,622
          154,057  Vocus Inc.(1)                                                 3,464,742
                                                                              ------------
                                                                                24,647,427
                                                                              ------------
IT SERVICES -- 1.5%
          112,200  Syntel Inc.                                                   3,933,732
           54,667  VeriFone Holdings Inc.(1)                                     1,929,198
                                                                              ------------
                                                                                 5,862,930
                                                                              ------------
LEISURE EQUIPMENT & PRODUCTS -- 0.6%
           91,865  Oakley, Inc.                                                  2,216,702
                                                                              ------------
LIFE SCIENCES TOOLS & SERVICES -- 0.4%
          235,520  DRAXIS Health Inc.(1)                                         1,340,109
                                                                              ------------
MACHINERY -- 4.3%
           98,125  Astec Industries Inc.(1)                                      3,993,688
           25,545  CIRCOR International Inc.                                       929,838
          108,155  Deutz AG ORD(1)                                               1,734,862
           61,353  Manitowoc Co., Inc. (The)                                     4,186,115
           39,948  Middleby Corp. (The)(1)                                       5,484,061
                                                                              ------------
                                                                                16,328,564
                                                                              ------------
MARINE -- 3.7%
          236,779  Diana Shipping Inc.                                           4,794,775
          125,992  DryShips Inc.                                                 4,457,597
          206,345  Eagle Bulk Shipping Inc.                                      4,646,889
                                                                              ------------
                                                                                13,899,261
                                                                              ------------
MEDIA -- 0.4%
           48,319  Entercom Communications Corp. Cl A                            1,340,369
                                                                              ------------
METALS & MINING -- 4.6%
          246,319  Hecla Mining Co.(1)                                           2,170,070
           89,042  Northwest Pipe Co.(1)                                         3,183,252
           55,871  RTI International Metals, Inc.(1)                             5,266,960
           55,253  Schnitzer Steel Industries, Inc. Cl A                         2,868,183
           91,858  Universal Stainless & Alloy Products, Inc.(1)                 4,091,355
                                                                              ------------
                                                                                17,579,820
                                                                              ------------

------
30

New Opportunities II

Shares                                                                               Value

OIL, GAS & CONSUMABLE FUELS -- 1.9%
           29,392  DCP Midstream Partners, L.P.                                $ 1,205,072
           22,656  Global Partners L.P.                                            848,241
           81,383  Petroleum Development Corp.(1)                                4,231,916
           20,336  Western Refining Inc.                                           805,712
                                                                              ------------
                                                                                 7,090,941
                                                                              ------------
PERSONAL PRODUCTS -- 1.7%
           65,514  Bare Escentuals Inc.(1)                                       2,648,731
           64,694  Chattem, Inc.(1)                                              3,696,615
                                                                              ------------
                                                                                 6,345,346
                                                                              ------------
REAL ESTATE INVESTMENT TRUSTS -- 0.5%
          134,710  Quadra Realty Trust, Inc.(1)                                  1,881,899
                                                                              ------------
REAL ESTATE MANAGEMENT & DEVELOPMENT -- 0.9%
          154,686  IRSA Inversionesy Representaciones SA GDR(1)                  3,236,031
                                                                              ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 1.2%
          103,226  Tessera Technologies Inc.(1)                                  4,417,041
                                                                              ------------
SOFTWARE -- 6.1%
          185,900  Applix Inc.(1)                                                2,444,585
          283,094  Aspen Technology, Inc.(1)                                     3,844,417
          185,654  FalconStor Software, Inc.(1)                                  2,138,734
          239,785  i2 Technologies Inc.(1)                                       6,104,926
          200,599  Magma Design Automation, Inc.(1)                              2,754,224
          265,162  VASCO Data Security International, Inc.(1)                    5,671,815
                                                                              ------------
                                                                                22,958,701
                                                                              ------------
SPECIALTY RETAIL -- 1.0%
           98,968  Jos. A. Bank Clothiers, Inc.(1)                               3,824,124
                                                                              ------------

Shares                                                                               Value

TEXTILES, APPAREL & LUXURY GOODS -- 4.6%
           41,221  Crocs, Inc.(1)                                              $ 2,303,429
           74,090  Deckers Outdoor Corp.(1)                                      5,610,837
           29,241  G-III Apparel Group, Ltd.(1)                                    516,396
          131,461  Perry Ellis International, Inc.(1)                            4,364,505
          157,929  Warnaco Group Inc. (The)(1)                                   4,466,232
                                                                              ------------
                                                                                17,261,399
                                                                              ------------
TOTAL COMMON STOCKS
(Cost $325,030,992)                                                            378,878,343
                                                                              ------------

Temporary Cash Investments -- 1.4%

Repurchase Agreement, Bank of America Securities, LLC, (collateralized by various U.S. Treasury obligations, 4.50%-4.625%, 3/31/09-11/15/16, valued at $5,531,590), in a joint trading account at 5.09%, dated
4/30/07, due 5/1/07 (Delivery value $5,400,764)
(Cost $5,400,000)                                                                5,400,000
                                                                              ------------
TOTAL INVESTMENT SECURITIES -- 101.3%
(Cost $330,430,992)                                                            384,278,343
                                                                              ------------
OTHER ASSETS AND LIABILITIES -- (1.3)%                                         (4,989,657)
                                                                              ------------
TOTAL NET ASSETS -- 100.0%                                                    $379,288,686
                                                                              ============

Notes to Schedule of Investments

ADR = American Depositary Receipt
GDR = Global Depositary Receipt
ORD = Foreign Ordinary Share

(1) Non-income producing.

See Notes to Financial Statements.

------
31

SHAREHOLDER FEE EXAMPLES (UNAUDITED)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including
management fees; distribution and service (12b-1) fees; and
other fund expenses. This example is intended to help you
understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of
investing in other mutual funds.

The example is based on an investment of $1,000 made at the
beginning of the period and held for the entire period from
November 1, 2006 to April 30, 2007.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses
Paid During Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century fund, or Institutional Class shares of the American Century
Diversified Bond Fund, in an American Century account (i.e., not a financial intermediary or retirement plan account),
American Century may charge you a $12.50 semiannual account
maintenance fee if the value of those shares is less than
$10,000. We will redeem shares automatically in one of your
accounts to pay the $12.50 fee. In determining your total
eligible investment amount, we will include your investments in all PERSONAL ACCOUNTS (including American Century Brokerage
accounts) registered under your Social Security number.
PERSONAL ACCOUNTS include individual accounts, joint accounts,
UGMA/UTMA accounts, personal trusts, Coverdell Education
Savings Accounts and IRAs (including traditional, Roth,
Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other
retirement accounts. If you have only business, business
retirement, employer-sponsored or American Century Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your
accounts exclusively online. If you are subject to the Account
Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any
transactional costs, such as sales charges (loads) or
redemption/exchange fees. Therefore, the table is useful in
comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In
addition, if these transactional costs were included, your
costs would have been higher.

------
32

                         Beginning     Ending      Expenses Paid
                          Account      Account     During Period*    Annualized
                           Value        Value        11/1/06 -        Expense
                          11/1/06      4/30/07        4/30/07          Ratio*
Select

ACTUAL
Investor Class            $1,000      $1,109.60        $5.23           1.00%
Institutional Class       $1,000      $1,110.90        $4.19           0.80%
Advisor Class             $1,000      $1,108.10        $6.53           1.25%
A Class                   $1,000      $1,108.20        $6.53           1.25%
B Class                   $1,000      $1,104.20        $10.43          2.00%
C Class                   $1,000      $1,104.10        $10.43          2.00%
R Class                   $1,000      $1,106.80        $7.84           1.50%

HYPOTHETICAL
Investor Class            $1,000      $1,019.84        $5.01           1.00%
Institutional Class       $1,000      $1,020.83        $4.01           0.80%
Advisor Class             $1,000      $1,018.60        $6.26           1.25%
A Class                   $1,000      $1,018.60        $6.26           1.25%
B Class                   $1,000      $1,014.88        $9.99           2.00%
C Class                   $1,000      $1,014.88        $9.99           2.00%
R Class                   $1,000      $1,017.36        $7.50           1.50%

Capital Growth

ACTUAL
Investor Class            $1,000      $1,066.00        $5.12           1.00%
Institutional Class       $1,000      $1,066.70        $4.10           0.80%
A Class                   $1,000      $1,063.70        $6.40           1.25%
B Class                   $1,000      $1,060.60        $10.22          2.00%
C Class                   $1,000      $1,060.60        $10.22          2.00%
R Class                   $1,000      $1,063.00        $7.67           1.50%

HYPOTHETICAL
Investor Class            $1,000      $1,019.84        $5.01           1.00%
Institutional Class       $1,000      $1,020.83        $4.01           0.80%
A Class                   $1,000      $1,018.60        $6.26           1.25%
B Class                   $1,000      $1,014.88        $9.99           2.00%
C Class                   $1,000      $1,014.88        $9.99           2.00%
R Class                   $1,000      $1,017.36        $7.50           1.50%

* Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

------
33

                         Beginning     Ending      Expenses Paid
                          Account      Account     During Period*    Annualized
                           Value        Value        11/1/06 -        Expense
                          11/1/06      4/30/07        4/30/07          Ratio*

Fundamental Equity

ACTUAL
Investor Class            $1,000      $1,145.20        $5.32           1.00%
Institutional Class       $1,000      $1,146.00        $4.26           0.80%
A Class                   $1,000      $1,143.80        $6.64           1.25%
B Class                   $1,000      $1,140.10        $10.61          2.00%
C Class                   $1,000      $1,139.20        $10.61          2.00%
R Class                   $1,000      $1,142.60        $7.97           1.50%

HYPOTHETICAL
Investor Class            $1,000      $1,019.84        $5.01           1.00%
Institutional Class       $1,000      $1,020.83        $4.01           0.80%
A Class                   $1,000      $1,018.60        $6.26           1.25%
B Class                   $1,000      $1,014.88        $9.99           2.00%
C Class                   $1,000      $1,014.88        $9.99           2.00%
R Class                   $1,000      $1,017.36        $7.50           1.50%

New Opportunities II

ACTUAL
Investor Class            $1,000      $1,148.40        $7.78           1.46%
A Class                   $1,000      $1,146.10        $9.10           1.71%
B Class                   $1,000      $1,141.60        $13.06          2.46%
C Class                   $1,000      $1,142.50        $13.07          2.46%

HYPOTHETICAL
Investor Class            $1,000      $1,017.55        $7.30           1.46%
A Class                   $1,000      $1,016.31        $8.55           1.71%
B Class                   $1,000      $1,012.60        $12.28          2.46%
C Class                   $1,000      $1,012.60        $12.28          2.46%

* Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

------
34

STATEMENT OF ASSETS AND LIABILITIES

APRIL 30, 2007 (UNAUDITED)
                                                 Capital     Fundamental   New
                                    Select       Growth      Equity        Opportunities II
ASSETS

Investment securities
-- at value (cost of
$2,139,516,870,
$4,598,472,
$133,110,086 and
$330,430,992,
respectively) --
including $87,944,930,
$338,319, $10,170,966
and $- of securities
on loan, respectively       $2,556,027,953    $5,198,706    $143,805,077      $384,278,343

Investments made with
cash collateral
received for
securities on loan, at
value (cost of
$90,974,160, $350,295,
$10,477,205 and $-,
respectively)                   90,974,160       350,295      10,477,205                --
                            --------------    ----------    ------------     -------------
Total investment
securities, at value
(cost of
$2,230,491,030,
$4,948,767,
$143,587,291 and
$330,430,992,
respectively)                2,647,002,113     5,549,001     154,282,282       384,278,343

Cash                                    --        17,966       1,303,298         1,018,206

Receivable for
investments sold                42,884,527        73,697         922,552         7,817,273

Receivable for forward
foreign currency
exchange contracts                      --            --           2,449                --

Receivable for capital
shares sold                          1,556        18,945         168,279            13,859

Dividends and interest
receivable                       2,106,979         2,411          83,795           309,965
                            --------------    ----------    ------------     -------------
                             2,691,995,175     5,662,020     156,762,655       393,437,646
                            --------------    ----------    ------------     -------------

LIABILITIES

Payable for collateral
received for
securities on loan              90,974,160       350,295      10,477,205                --

Disbursements in
excess of demand
deposit cash                     4,200,796            --              --                --

Payable for
investments purchased           12,230,661        62,828       4,312,278        13,403,739

Payable for forward
foreign currency
exchange contracts                 758,870            82           3,265                --

Payable for capital
shares redeemed                     52,458            --             275           264,503

Accrued management fees          2,097,455         4,229         106,713           432,537

Distribution fees
payable                              8,152         1,236           8,151             9,476

Service fees (and
distribution fees -- A
Class and R Class)
payable                             10,261         1,038          22,843            38,705
                            --------------    ----------    ------------     -------------
                               110,332,813       419,708      14,930,730        14,148,960
                            --------------    ----------    ------------     -------------

NET ASSETS                  $2,581,662,362    $5,242,312    $141,831,925      $379,288,686
                            ==============    ==========    ============     =============

See Notes to Financial Statements.

------
35

APRIL 30, 2007 (UNAUDITED)
                                                 Capital     Fundamental     New
                                   Select        Growth      Equity          Opportunities II
NET ASSETS CONSIST OF:

Capital (par value and
paid-in surplus)           $2,119,572,687     $4,531,435    $126,943,960      $532,262,316

Accumulated
undistributed net
investment income
(loss)                          1,878,643        (7,808)         292,219       (1,735,656)

Accumulated
undistributed net
realized gain (loss)
on investment and
foreign currency
transactions                   44,421,578        118,518       3,901,634     (205,085,325)

Net unrealized
appreciation on
investments and
translation of assets
and liabilities in
foreign currencies            415,789,454        600,167      10,694,112        53,847,351
                           --------------     ----------    ------------     -------------
                           $2,581,662,362     $5,242,312    $141,831,925      $379,288,686
                           ==============     ==========    ============     =============

INVESTOR CLASS, $0.01 PAR VALUE
Net assets                 $2,384,606,266       $102,415     $19,783,919      $190,238,956

Shares outstanding             60,516,320          8,234       1,368,321        23,794,624

Net asset value per
share                              $39.40         $12.44          $14.46             $8.00

INSTITUTIONAL CLASS, $0.01 PAR VALUE
Net assets                   $147,436,229        $29,239        $263,467                --

Shares outstanding              3,712,924          2,343          18,215                --

Net asset value per
share                              $39.71         $12.48          $14.46                --

ADVISOR CLASS, $0.01 PAR VALUE
Net assets                    $19,877,200            N/A             N/A               N/A

Shares outstanding                509,867            N/A             N/A               N/A

Net asset value per
share                              $38.99            N/A             N/A               N/A

A CLASS, $0.01 PAR VALUE
Net assets                    $23,176,460     $3,019,787    $107,166,971      $173,676,111

Shares outstanding                590,564        243,877       7,415,497        21,808,270

Net asset value per
share                              $39.24         $12.38          $14.45             $7.96

Maximum offering price
(net asset value
divided by 0.9425)                 $41.63         $13.14          $15.33             $8.45

B CLASS, $0.01 PAR VALUE
Net assets                     $5,461,790     $1,147,272      $2,798,932        $3,601,382

Shares outstanding                142,769         94,917         195,481           456,431

Net asset value per
share                              $38.26         $12.09          $14.32             $7.89

C CLASS, $0.01 PAR VALUE
Net assets                     $1,077,354       $914,715     $11,397,642       $11,772,237

Shares outstanding                 28,139         75,677         795,763         1,485,610

Net asset value per
share                              $38.29         $12.09          $14.32             $7.92

R CLASS, $0.01 PAR VALUE
Net assets                        $27,063        $28,884        $420,994               N/A

Shares outstanding                    689          2,343          29,182               N/A

Net asset value per
share                              $39.28         $12.33          $14.43               N/A

See Notes to Financial Statements.

------
36

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 2007 (UNAUDITED)
                                                  Capital    Fundamental       New
                                      Select      Growth     Equity            Opportunities II

INVESTMENT INCOME (LOSS)

INCOME:

Dividends (net of foreign
taxes withheld of $116,338,
$193, $3,103 and $-,
respectively)                   $ 14,117,591     $ 26,554      $ 817,002         $ 857,203

Interest                             450,363          665        108,779            94,306

Securities lending                   138,156           14          1,011                --
                                ------------     --------    -----------      ------------
                                  14,706,110       27,233        926,792           951,509
                                ------------     --------    -----------      ------------

EXPENSES:

Management fees                   13,077,255       22,765        407,631         1,592,557

Distribution fees:

 Advisor Class                        25,394           --             --                --

 B Class                              21,068        3,760          7,643            12,909

 C Class                               4,535        3,166         27,610            27,181

Service fees:

 Advisor Class                        25,394           --             --                --

 B Class                               7,023        1,253          2,548             4,303

 C Class                               1,511        1,055          9,203             9,060

Distribution and service
fees:

 A Class                              31,256        3,207         79,001           139,608

 R Class                                  63           69            475                --

Directors' fees and expenses          24,097           89          1,079             2,377

Other expenses                        23,132           11            692             2,622
                                ------------     --------    -----------      ------------
                                  13,240,728       35,375        535,882         1,790,617
                                ------------     --------    -----------      ------------

NET INVESTMENT INCOME (LOSS)       1,465,382      (8,142)        390,910         (839,108)
                                ------------     --------    -----------      ------------

REALIZED AND UNREALIZED GAIN (LOSS)

NET REALIZED GAIN
(LOSS) ON:

Investment transactions           60,403,338      130,128      3,979,318       (2,536,275)

Foreign currency
transactions                     (5,132,734)      (1,698)        (5,405)             7,686
                                ------------     --------    -----------      ------------
                                  55,270,604      128,430      3,973,913       (2,528,589)
                                ------------     --------    -----------      ------------

CHANGE IN NET UNREALIZED
APPRECIATION (DEPRECIATION)
ON:

Investments                      221,373,787      168,504      7,633,080        29,625,307

Translation of assets and
liabilities in foreign
currencies                         (258,878)          338          (878)                --
                                ------------     --------    -----------      ------------
                                 221,114,909      168,842      7,632,202        29,625,307
                                ------------     --------    -----------      ------------

NET REALIZED AND UNREALIZED
GAIN (LOSS)                      276,385,513      297,272     11,606,115        27,096,718
                                ------------     --------    -----------      ------------

NET INCREASE (DECREASE) IN
NET ASSETS RESULTING FROM
OPERATIONS                      $277,850,895     $289,130    $11,997,025       $26,257,610
                                ============     ========    ===========      ============

See Notes to Financial Statements.

------
37

STATEMENT OF CHANGES IN NET ASSETS

SIX MONTHS ENDED APRIL 30, 2007 (UNAUDITED) AND YEAR ENDED OCTOBER 31, 2006
                                                Select                   Capital Growth
Increase (Decrease) in
Net Assets                             2007              2006           2007          2006

OPERATIONS

Net investment income
(loss)                          $ 1,465,382      $ 18,488,198      $ (8,142)    $ (18,592)

Net realized gain (loss)         55,270,604       308,424,651        128,430       116,616

Change in net
unrealized appreciation
(depreciation)                  221,114,909     (376,374,294)        168,842       235,642
                             --------------    --------------     ----------    ----------
Net increase (decrease)
in net assets resulting
from operations                 277,850,895      (49,461,445)        289,130       333,666
                             --------------    --------------     ----------    ----------

DISTRIBUTIONS TO
SHAREHOLDERS

From net investment
income:

 Investor Class                (10,982,078)      (23,121,134)             --            --

 Institutional
 Class                            (951,224)       (1,850,095)             --            --

 Advisor Class                     (39,350)         (141,382)             --            --

 A Class                           (47,590)         (197,118)             --            --

 R Class                                 --             (138)             --            --

From net realized gains:

 Investor Class                (39,671,900)                --        (1,045)            --

 Institutional
 Class                          (2,344,204)                --          (331)            --

 Advisor Class                    (343,121)                --             --            --

 A Class                          (414,966)                --       (27,475)            --

 B Class                           (92,435)                --       (11,734)            --

 C Class                           (19,786)                --       (10,342)            --

 R Class                              (381)                --          (331)            --
                             --------------    --------------     ----------    ----------
Decrease in net assets
from distributions             (54,907,035)      (25,309,867)       (51,258)            --
                             --------------    --------------     ----------    ----------

CAPITAL SHARE
TRANSACTIONS

Net increase (decrease)
in net assets from
capital share
transactions                  (423,095,098)     (743,988,986)        917,422     1,082,556
                             --------------    --------------     ----------    ----------

NET INCREASE (DECREASE)
IN NET ASSETS                 (200,151,238)     (818,760,298)      1,155,294     1,416,222

NET ASSETS

Beginning of period           2,781,813,600     3,600,573,898      4,087,018     2,670,796
                             --------------    --------------     ----------    ----------
End of period                $2,581,662,362    $2,781,813,600     $5,242,312    $4,087,018
                             ==============    ==============     ==========    ==========

Accumulated
undistributed net
investment income (loss)         $1,878,643       $12,433,503       $(7,808)          $334
                             ==============    ==============     ==========    ==========

See Notes to Financial Statements.

------
38

SIX MONTHS ENDED APRIL 30, 2007 (UNAUDITED) AND YEAR ENDED OCTOBER 31, 2006
                                       Fundamental Equity             New Opportunities II
Increase (Decrease) in
Net Assets                           2007            2006            2007             2006

OPERATIONS

Net investment income
(loss)                          $ 390,910        $ 61,739     $ (839,108)     $(1,115,766)

Net realized gain (loss)        3,973,913         767,310     (2,528,589)       13,290,224

Change in net unrealized
appreciation
(depreciation)                  7,632,202       3,015,872      29,625,307        4,065,418
                             ------------     -----------    ------------     ------------
Net increase (decrease)
in net assets resulting
from operations                11,997,025       3,844,921      26,257,610       16,239,876
                             ------------     -----------    ------------     ------------

DISTRIBUTIONS TO
SHAREHOLDERS

From net investment
income:

 Investor Class                  (24,444)              --              --               --

 Institutional
 Class                              (256)              --              --               --

 A Class                        (137,416)              --              --               --

 R Class                              (4)              --              --               --

From net realized gains:

 Investor Class                  (59,454)         (1,402)     (4,743,191)      (1,390,699)

 Institutional
 Class                              (447)           (841)              --               --

 A Class                        (657,433)        (84,337)     (6,550,114)      (1,464,541)

 B Class                         (25,216)        (13,834)       (271,092)         (52,347)

 C Class                         (83,263)        (19,272)       (370,839)         (75,960)

 R Class                            (489)           (793)              --               --
                             ------------     -----------    ------------     ------------
Decrease in net assets
from distributions              (988,422)       (120,479)    (11,935,236)      (2,983,547)
                             ------------     -----------    ------------     ------------

CAPITAL SHARE
TRANSACTIONS

Net increase (decrease)
in net assets from
capital share
transactions                   83,583,535      40,641,105     232,440,284       22,395,246
                             ------------     -----------    ------------     ------------

NET INCREASE (DECREASE)
IN NET ASSETS                  94,592,138      44,365,547     246,762,658       35,651,575

NET ASSETS

Beginning of period            47,239,787       2,874,240     132,526,028       96,874,453
                             ------------     -----------    ------------     ------------
End of period                $141,831,925     $47,239,787    $379,288,686     $132,526,028
                             ============     ===========    ============     ============

Accumulated
undistributed net
investment income (loss)         $292,219         $64,169    $(1,735,656)               --
                             ============     ===========    ============     ============

See Notes to Financial Statements.

------
39

NOTES TO FINANCIAL STATEMENTS

APRIL 30, 2007 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Mutual Funds, Inc. (the
corporation) is registered under the Investment Company Act of
1940 (the 1940 Act) as an open-end management investment
company. Select Fund (Select), Capital Growth Fund (Capital
Growth), Fundamental Equity Fund (Fundamental Equity) and New
Opportunities II Fund (New Opportunities II) (collectively, the funds) are four funds in a series issued by the corporation.
The funds are diversified under the 1940 Act. The funds'
investment objective is to seek long-term capital growth.
Income is a secondary objective of Fundamental Equity. Select and Capital Growth pursue this objective by purchasing stocks of larger-sized companies that management believes will
increase in value over time. Fundamental Equity looks for
common stocks that management believes are attractively priced relative to the companies' earnings growth potential and
dividend yields. New Opportunities II pursues its objective by purchasing stocks of smaller-sized companies that management believes will increase in value over time. The following is a summary of the funds' significant accounting policies.

MULTIPLE CLASS -- Select is authorized to issue the Investor
Class, the Institutional Class, the Advisor Class, the A Class,
the B Class, the C Class and the R Class. Capital Growth and
Fundamental Equity are authorized to issue the Investor Class, the Institutional Class, the A Class, the B Class, the C Class
and the R Class. New Opportunities II is authorized to issue the Investor Class, the Institutional Class, the A Class, the B
Class and the C Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ
principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. All shares of each fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have
identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific
expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the funds are allocated to each class of shares based on their relative net assets. Sale of New Opportunities II's Institutional Class had not commenced as of April 30, 2007.

SECURITY VALUATIONS -- Securities traded primarily on a
principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local
convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued
through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued
through a commercial pricing service or at amortized cost,
which approximates fair value. Securities traded on foreign
securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New
York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to
materially change the net asset value, that security would be valued at fair value as determined in accordance with
procedures adopted by the Board of Directors. If the funds
determine that the market price of a portfolio security is not readily available, or that the valuation methods mentioned
above do not reflect the security's fair value, such security is valued at its fair value as determined by, or in accordance with procedures adopted by, the Board of Directors or its
designee if such fair value determination would materially
impact a fund's net asset value. Certain other circumstances may cause the funds to fair value a security such as: a
security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are
determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes
withheld, if any, is recorded as of the ex-dividend date.
Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The funds estimate the components of distributions received that may be considered
nontaxable distributions or capital gain distributions for
income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

------
40

SECURITIES ON LOAN -- Select, Capital Growth and Fundamental
Equity may lend portfolio securities through their lending
agent to certain approved borrowers in order to earn additional income. Select, Capital Growth and Fundamental Equity continue to recognize any gain or loss in the market price of the
securities loaned and record any interest earned or dividends declared.

EXCHANGE TRADED FUNDS -- The funds may invest in exchange
traded funds (ETFs). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to
track the performance and dividend yield of a particular
domestic or foreign market index. A fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have management fees, which
increase their cost.

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities
initially expressed in foreign currencies are translated into
U.S. dollars at prevailing exchange rates at period end.
Purchases and sales of investment securities, dividend and
interest income, and certain expenses are translated at the
rates of exchange prevailing on the respective dates of such transactions. Realized and unrealized gains and losses from
foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment
securities are a component of realized gain (loss) on
investment transactions and unrealized appreciation
(depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The funds
record the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The funds may enter into forward foreign currency exchange contracts to
facilitate transactions of securities denominated in a foreign currency or to hedge the funds' exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of
foreign currency underlying all contractual commitments held by the funds and the resulting unrealized appreciation or
depreciation are determined daily using prevailing exchange
rates. The funds bear the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract.
Additionally, losses may arise if the counterparties do not
perform under the contract terms.

REPURCHASE AGREEMENTS -- The funds may enter into repurchase agreements with institutions that American Century Investment
Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of
Directors. Each repurchase agreement is recorded at cost. Each fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the
custodian in a manner sufficient to enable each fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities
transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, each fund, along
with other registered investment companies having management agreements with ACIM or American Century Global Investment
Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by
U.S. Treasury or Agency obligations.

INCOME TAX STATUS -- It is each fund's policy to distribute
substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated
investment company under provisions of the Internal Revenue
Code. Accordingly, no provision has been made for federal or state income taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

------
41

REDEMPTION -- Effective March 1, 2007, New Opportunities II may
impose a 2.00% redemption fee on shares held less than 180
days. The fee may not be applicable to all classes. The
redemption fee is recorded as a reduction in the cost of shares redeemed. The redemption fee is retained by a fund and helps cover transaction costs that long-term investors may bear when a fund sells securities to meet investor redemptions.

INDEMNIFICATIONS -- Under the corporation's organizational
documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their
duties to the funds. In addition, in the normal course of
business, the funds enter into contracts that provide general indemnifications. The funds' maximum exposure under these
arrangements is unknown as this would involve future claims
that may be made against the funds. The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the
United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a
Management Agreement with ACIM, under which ACIM provides the funds with investment advisory and management services in
exchange for a single, unified management fee (the fee) per
class. The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, fees and
expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees)
and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of
each specific class of shares of each fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula.
This formula takes into account all of the investment advisor's assets under management in each fund's investment strategy
(strategy assets) to calculate the appropriate fee rate for
each fund. The strategy assets include each fund's assets and the assets of other clients of the investment advisor that are not in the American Century family of funds, but that have the same investment team and investment strategy. The annual
management fee schedule for Select, Capital Growth and
Fundamental Equity ranges from 0.80% to 1.00% for the Investor
Class, A Class, B Class, C Class and R Class. The annual
management fee schedule for New Opportunities II ranges from
1.10% to 1.50% for the Investor Class, A Class, B Class and C
Class. The Institutional Class is 0.20% less and the Advisor
Class is 0.25% less at each point within the range.

The effective annual management fee for each class of each fund for the six months ended April 30, 2007, was as follows:

                         Investor, A, B & C    Institutional    Advisor      R
Select                          1.00%              0.80%         0.75%     1.00%
Capital Growth                  1.00%              0.80%          N/A      1.00%
Fundamental Equity              1.00%              0.80%          N/A      1.00%
New Opportunities II            1.46%               --            N/A       N/A

------
42

DISTRIBUTION AND SERVICE FEES -- The Board of Directors has
adopted a Master Distribution and Shareholder Services Plan for
the Advisor Class (the Advisor Class plan) and a separate
Master Distribution and Individual Shareholder Services Plan
for each of the A Class, B Class, C Class and R Class
(collectively with the Advisor Class plan, the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the
Advisor Class will pay American Century Investment Services,
Inc. (ACIS) an annual distribution fee of 0.25% and service fee of 0.25%. The plans provide that the B Class and the C Class will pay ACIS an annual distribution fee of 0.75% and service fee of 0.25%. The plans provide that the A Class and the R
Class will pay ACIS an annual distribution and service fee of
0.25% for the A Class and 0.50% for the R Class. The fees are computed and accrued daily based on each class's daily net
assets and paid monthly in arrears. The distribution fee
provides compensation for expenses incurred in connection with distributing shares of the classes including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the funds. The service fee provides compensation for
shareholder and administrative services rendered by ACIS, its affiliates or independent third party providers for Advisor
Class shares and for individual shareholder services rendered by broker/dealers or other independent financial intermediaries for A Class, B Class, C Class and R Class shares. The fees
incurred under the plans during the six months ended April 30,
2007, are detailed in the Statement of Operations.

RELATED PARTIES -- Certain officers and directors of the
corporation are also officers and/or directors, and, as a
group, controlling stockholders of American Century Companies,
Inc. (ACC), the parent of the corporation's investment advisor,
ACIM, the distributor of the corporation, ACIS, and the
corporation's transfer agent, American Century Services, LLC.
As of April 30, 2007, ACIM and an interested director of these entities own 26% of the outstanding shares of Capital Growth.

Beginning in December 2006, the funds were eligible to invest in a money market fund for temporary purposes, which was
managed by J.P. Morgan Investment Management, Inc. (JPMIM).
JPMIM is a wholly owned subsidiary of JPMorgan Chase & Co.
(JPM). JPM is an equity investor in ACC. The funds have a bank line of credit agreement with JPMorgan Chase Bank (JPMCB).
Select, Capital Growth and Fundamental Equity have a securities lending agreement with JPMCB. JPMCB is a custodian of the funds and a wholly owned subsidiary of JPM.

3. INVESTMENT TRANSACTIONS

Investment transactions, excluding short-term investments, for the six months ended April 30, 2007, were as follows:

                                         Capital        Fundamental     New Opportunities
                        Select           Growth           Equity                II

Purchases            $985,537,678      $3,575,312      $122,493,191        $247,426,203

Proceeds from
sales               $1,472,524,188     $2,747,939       $39,111,484        $230,113,987

------
43

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the funds were as follows:

                                       Six months ended                         Year ended
                                         April 30, 2007                   October 31, 2006
                             Shares              Amount          Shares             Amount
Select

INVESTOR
CLASS/SHARES
AUTHORIZED              300,000,000                         300,000,000
                       ============                        ============
Sold                        742,787        $ 27,870,819       1,651,576       $ 61,030,222

Issued in
reinvestment of
distributions             1,304,522          48,241,217         566,800         22,042,836

Redeemed               (12,639,620)       (474,060,102)    (20,992,994)      (771,821,071)
                       ------------     ---------------    ------------     --------------
                       (10,592,311)       (397,948,066)    (18,774,618)      (688,748,013)
                       ------------     ---------------    ------------     --------------
INSTITUTIONAL
CLASS/SHARES
AUTHORIZED               40,000,000                          40,000,000
                       ============                        ============
Sold                        313,935          11,983,832       3,570,233        136,803,638

Issued in
reinvestment of
distributions                88,501           3,294,898          47,217          1,849,034

Redeemed                  (760,060)        (28,351,235)     (4,853,683)      (180,423,638)
                       ------------     ---------------    ------------     --------------
                          (357,624)        (13,072,505)     (1,236,233)       (41,770,966)
                       ------------     ---------------    ------------     --------------
ADVISOR
CLASS/SHARES
AUTHORIZED               50,000,000                          50,000,000
                       ============                        ============

Sold                         94,179           3,479,128         279,821         10,298,858

Issued in
reinvestment of
distributions                 9,421             344,992           3,366            129,641

Redeemed                  (193,054)         (7,129,499)       (441,221)       (15,986,365)
                       ------------     ---------------    ------------     --------------
                           (89,454)         (3,305,379)       (158,034)        (5,557,866)
                       ------------     ---------------    ------------     --------------
A CLASS/SHARES
AUTHORIZED               25,000,000                          25,000,000
                       ============                        ============
Sold                         25,298             939,306          97,074          3,560,583

Issued in
connection with
acquisition (Note
9)                               --                  --       3,570,242        135,355,199

Issued in
reinvestment of
distributions                12,149             447,798           4,961            192,384

Redeemed                  (234,228)         (8,708,294)     (3,952,810)      (148,882,449)
                       ------------     ---------------    ------------     --------------
                          (196,781)         (7,321,190)       (280,533)        (9,774,283)
                       ------------     ---------------    ------------     --------------
B CLASS/SHARES
AUTHORIZED               25,000,000                          25,000,000
                       ============                        ============
Sold                          5,239             190,082           5,936            204,532

Issued in
connection with
acquisition (Note
9)                               --                  --         155,909          5,800,482

Issued in
reinvestment of
distributions                 2,401              86,511              --                 --

Redeemed                   (31,880)         (1,159,056)        (64,071)        (2,234,279)
                       ------------     ---------------    ------------     --------------
                           (24,240)           (882,463)          97,774          3,770,735
                       ------------     ---------------    ------------     --------------
C CLASS/SHARES
AUTHORIZED               25,000,000                          25,000,000
                       ============                        ============
Sold                            537              19,474           9,425            348,877

Issued in
reinvestment of
distributions                   426              15,353              --                 --

Redeemed                   (16,517)           (601,560)        (62,851)        (2,257,608)
                       ------------     ---------------    ------------     --------------
                           (15,554)           (566,733)        (53,426)        (1,908,731)
                       ------------     ---------------    ------------     --------------
R CLASS/SHARES
AUTHORIZED               50,000,000                          50,000,000
                       ============                        ============
Sold                             46               1,745              --                 --

Issued in
reinvestment of
distributions                    10                 381               4                138

Redeemed                       (23)               (888)              --                 --
                       ------------     ---------------    ------------     --------------
                                 33               1,238               4                138
                       ------------     ---------------    ------------     --------------
Net increase
(decrease)             (11,275,931)      $(423,095,098)    (20,405,066)     $(743,988,986)
                       ============     ===============    ============     ==============

------
44

                                            Six months ended                    Year ended
                                              April 30, 2007              October 31, 2006
                                         Shares       Amount          Shares        Amount
Capital Growth

INVESTOR CLASS/SHARES
AUTHORIZED                          300,000,000                  300,000,000
                                    ===========                  ===========
Sold                                        899     $ 10,403           4,932      $ 56,817

Issued in reinvestment of
distributions                                88        1,045              --            --
                                    -----------    ---------     -----------    ----------
                                            987       11,448           4,932        56,817
                                    -----------    ---------     -----------    ----------
INSTITUTIONAL CLASS/SHARES
AUTHORIZED                           50,000,000                   50,000,000
                                    ===========                  ===========
Issued in reinvestment of
distributions                                28          331              --            --
                                    -----------    ---------     -----------    ----------
A CLASS/SHARES AUTHORIZED           100,000,000                  100,000,000
                                    ===========                  ===========
Sold                                     75,561      899,953         126,608     1,407,752

Issued in reinvestment of
distributions                             2,022       23,962              --            --

Redeemed                               (16,704)    (200,248)        (58,426)     (637,593)
                                    -----------    ---------     -----------    ----------
                                         60,879      723,667          68,182       770,159
                                    -----------    ---------     -----------    ----------
B CLASS/SHARES AUTHORIZED           100,000,000                  100,000,000
                                    ===========                  ===========
Sold                                     19,293      227,836          19,755       217,231

Issued in reinvestment of
distributions                               990       11,480              --            --

Redeemed                                (8,525)    (100,473)        (10,357)     (112,753)
                                    -----------    ---------     -----------    ----------
                                         11,758      138,843           9,398       104,478
                                    -----------    ---------     -----------    ----------
C CLASS/SHARES AUTHORIZED           100,000,000                  100,000,000
                                    ===========                  ===========
Sold                                      5,556       65,531          14,375       157,223

Issued in reinvestment of
distributions                               809        9,388              --            --

Redeemed                                (2,754)     (32,117)           (568)       (6,121)
                                    -----------    ---------     -----------    ----------
                                          3,611       42,802          13,807       151,102
                                    -----------    ---------     -----------    ----------
R CLASS/SHARES AUTHORIZED            60,000,000                   60,000,000
                                    ===========                  ===========
Issued in reinvestment of
distributions                                28          331              --            --
                                    -----------    ---------     -----------    ----------
Net increase (decrease)                  77,291     $917,422          96,319    $1,082,556
                                    ===========    =========     ===========    ==========

------
45

                                           Six months ended                     Year ended
                                             April 30, 2007               October 31, 2006
                                     Shares          Amount         Shares          Amount
Fundamental Equity

INVESTOR CLASS/SHARES
AUTHORIZED                      200,000,000                    200,000,000
                                ===========                    ===========
Sold                              1,093,365     $14,797,763        298,990     $ 3,668,107

Issued in reinvestment of
distributions                         5,867          77,738            123           1,402

Redeemed                           (28,876)       (406,903)        (3,446)        (40,059)
                                -----------     -----------    -----------     -----------
                                  1,070,356      14,468,598        295,667       3,629,450
                                -----------     -----------    -----------     -----------
INSTITUTIONAL CLASS/SHARES
AUTHORIZED                       50,000,000                     50,000,000
                                ===========                    ===========
Sold                                 15,790         209,994             --              --

Issued in reinvestment of
distributions                            53             703             74             841
                                -----------     -----------    -----------     -----------
                                     15,843         210,697             74             841
                                -----------     -----------    -----------     -----------
A CLASS/SHARES AUTHORIZED        50,000,000                     50,000,000
                                ===========                    ===========
Sold                              4,688,966      63,973,866      2,957,105      35,087,633

Issued in reinvestment of
distributions                        58,541         776,252          6,893          78,235

Redeemed                          (236,023)     (3,207,037)      (208,307)     (2,445,261)
                                -----------     -----------    -----------     -----------
                                  4,511,484      61,543,081      2,755,691      32,720,607
                                -----------     -----------    -----------     -----------
B CLASS/SHARES AUTHORIZED        50,000,000                     50,000,000
                                ===========                    ===========
Sold                                 79,082       1,062,513        111,780       1,311,393

Issued in reinvestment of
distributions                         1,361          17,920          1,179          13,357

Redeemed                            (2,535)        (33,878)       (38,179)       (439,569)
                                -----------     -----------    -----------     -----------
                                     77,908       1,046,555         74,780         885,181
                                -----------     -----------    -----------     -----------
C CLASS/SHARES AUTHORIZED        50,000,000                     50,000,000
                                ===========                    ===========
Sold                                462,809       6,254,983        342,058       3,979,820

Issued in reinvestment of
distributions                         3,892          51,300          1,422          16,128

Redeemed                           (26,354)       (360,281)       (51,320)       (591,715)
                                -----------     -----------    -----------     -----------
                                    440,347       5,946,002        292,160       3,404,233
                                -----------     -----------    -----------     -----------
R CLASS/SHARES AUTHORIZED        60,000,000                     60,000,000
                                ===========                    ===========
Sold                                 28,036         385,685             --              --

Issued in reinvestment of
distributions                            37             493             70             793

Redeemed                            (1,259)        (17,576)             --              --
                                -----------     -----------    -----------     -----------
                                     26,814         368,602             70             793
                                -----------     -----------    -----------     -----------
Net increase (decrease)           6,142,752     $83,583,535      3,418,442     $40,641,105
                                ===========     ===========    ===========     ===========

------
46

                                          Six months ended                      Year ended
                                            April 30, 2007                October 31, 2006
                                Shares              Amount         Shares           Amount
New Opportunities II

INVESTOR CLASS/SHARES
AUTHORIZED                 175,000,000                        250,000,000
                           ===========                        ===========
Sold                         6,120,825        $ 45,783,358      1,441,400      $10,692,358

Issued in connection
with acquisition (Note
10)                         11,629,055          90,241,770             --               --

Issued in reinvestment
of distributions               485,199           3,454,628        170,452        1,227,252
Redeemed                   (1,171,295)      (8,765,978)(1)    (1,274,866)      (9,437,141)
                           -----------     ---------------    -----------     ------------
                            17,063,784         130,713,778        336,986        2,482,469
                           -----------     ---------------    -----------     ------------

A CLASS/SHARES
AUTHORIZED                 100,000,000                         25,000,000
                           ===========                        ===========
Sold                           423,570           3,969,402      4,510,446       33,269,039

Issued in connection
with acquisition (Note
10)                         13,909,669         107,660,863

Issued in reinvestment
of distributions               908,837           6,452,744        200,465        1,439,338

Redeemed                   (3,102,916)        (23,291,768)    (2,174,195)     (16,057,123)
                           -----------     ---------------    -----------     ------------
                            12,139,160          94,791,241      2,536,716       18,651,254
                           -----------     ---------------    -----------     ------------
B CLASS/SHARES
AUTHORIZED                  25,000,000                         25,000,000
                           ===========                        ===========
Sold                            22,651             171,909        125,112          916,866

Issued in reinvestment
of distributions                36,631             258,250          6,983           49,789

Redeemed                      (54,227)           (402,153)       (37,490)        (268,592)
                           -----------     ---------------    -----------     ------------
                                 5,055              28,006         94,605          698,063
                           -----------     ---------------    -----------     ------------
C CLASS/SHARES
AUTHORIZED                  25,000,000                         25,000,000
                           ===========                        ===========
Sold                           148,336           1,112,660        224,661        1,650,605

Issued in connection
with acquisition (Note
10)                            903,113           6,962,989             --               --

Issued in reinvestment
of distributions                35,779             253,319          7,017           50,239

Redeemed                     (189,608)         (1,421,709)      (156,369)      (1,137,384)
                           -----------     ---------------    -----------     ------------
                               897,620           6,907,259         75,309          563,460
                           -----------     ---------------    -----------     ------------
Net increase (decrease)     30,105,619        $232,440,284      3,043,616      $22,395,246
                           ===========     ===============    ===========     ============

(1) Net of redemption fees of $422.

5. SECURITIES LENDING

As of April 30, 2007, securities in Select, Capital Growth and
Fundamental Equity, valued at $87,944,930, $338,319 and
$10,170,966, respectively, were on loan through the lending
agent, JPMCB, to certain approved borrowers. JPMCB receives and maintains collateral in the form of cash and/or acceptable
securities as approved by ACIM. Cash collateral is invested in authorized investments by the lending agent in a pooled
account. The value of cash collateral received at period end is disclosed in the Statement of Assets and Liabilities and
investments made with the cash by the lending agent are listed in the Schedule of Investments. Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day.
The total value of all collateral received, at this date for
Select, Capital Growth and Fundamental Equity was $90,974,160,
$350,295 and $10,477,205, respectively. Select, Capital Growth and Fundamental Equity's risks in securities lending are that the borrower may not provide additional collateral when
required or return the securities when due. If the borrower
defaults, receipt of the collateral by Select, Capital Growth and Fundamental Equity may be delayed or limited.

6. BANK LINE OF CREDIT

The funds, along with certain other funds managed by ACIM or
ACGIM, have a $500,000,000 unsecured bank line of credit
agreement with JPMCB. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions.
Borrowings under the agreement bear interest at the Federal
Funds rate plus 0.40%. The funds did not borrow from the line during the six months ended April 30, 2007.

------
47

7. RISK FACTORS

There are certain risks involved in investing in foreign
securities. These risks include those resulting from future
adverse political, social, and economic developments,
fluctuations in currency exchange rates, the possible
imposition of exchange controls, and other foreign laws or
restrictions.

Fundamental Equity's performance may be affected by investments in initial public offerings (IPOs). The impact of IPOs on a
fund's performance depends on the strength of the IPO market and the size of the fund. IPOs may have less impact on a fund's performance as its assets grow.

New Opportunities II concentrates its investments in common
stocks of small companies. Because of this, New Opportunities
II may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

New Opportunities II's investment process may result in high portfolio turnover, high commission costs and high capital
gains distributions. In addition, its investment approach may involve higher volatility and risk.

8. FEDERAL TAX INFORMATION

The book-basis character of distributions made during the year from net investment income or net realized gains may differ
from their ultimate characterization for federal income tax
purposes. These differences reflect the differing character of certain income items and net realized gains and losses for
financial statement and tax purposes, and may result in
reclassification among certain capital accounts on the
financial statements.

As of April 30, 2007, the components of investments for federal income tax purposes were as follows:

                                               Capital      Fundamental      New
                               Select          Growth       Equity          Opportunities II
Federal tax cost of
investments                $2,236,456,871    $4,954,569     $143,656,388      $331,093,841
                           ==============    ==========     ============      ============
Gross tax
appreciation of
investments                  $419,451,893      $617,300      $11,034,602       $55,553,518

Gross tax
depreciation of
investments                   (8,906,651)      (22,868)        (408,708)       (2,369,016)
                           --------------    ----------     ------------      ------------
Net tax appreciation
(depreciation) of
investments                  $410,545,242      $594,432      $10,625,894       $53,184,502
                           ==============    ==========     ============      ============

The difference between book-basis and tax-basis cost and
unrealized appreciation (depreciation) is attributable
primarily to the tax deferral of losses on wash sales.

9. 2006 REORGANIZATION PLAN

On December 14, 2005, the Board of Directors of Mason Street
Growth Stock Fund (Growth Stock), one fund in a series issued by Mason Street Funds, Inc., approved a plan of reorganization
(the 2006 reorganization) pursuant to which Select acquired all of the assets of Growth Stock in exchange for shares of equal value of Select and the assumption by Select of all liabilities of Growth Stock. The financial statements and performance
history of Select will be carried over in the
post-reorganization. The 2006 reorganization was approved by shareholders on March 23, 2006. The 2006 reorganization was
effective at the close of business on March 31, 2006. New
shares in connection with the 2006 reorganization were issued by Select on April 3, 2006.

The acquisition was accomplished by a tax-free exchange of
shares. On April 3, 2006, Growth Stock exchanged its shares for shares of Select as follows:

Original Fund/Class            Shares Exchanged    New Fund/Class     Shares Received

                                                   Select --
Growth Stock Fund -- A             9,879,722       A Class               3,564,222

                                                   Select --
Growth Stock Fund -- C              17,465         A Class                 6,020

                                                   Select --
Growth Stock Fund -- B              443,869        B Class                155,909

The net assets of Growth Stock and Select immediately before the acquisition were $141,155,681 and $3,336,122,073,
respectively. Growth Stock's unrealized appreciation of
$26,507,502 was combined with that of Select. Immediately after the acquisition, the combined net assets were $3,477,277,754.

------
48

10. 2007 REORGANIZATION PLAN

On August 30, 2006, the Board of Directors of Kopp Emerging
Growth Fund (Emerging Growth), one fund in a series issued by
Kopp Funds, Inc., approved a plan of reorganization (the 2007 reorganization) pursuant to which New Opportunities II acquired all of the assets of Emerging Growth in exchange for shares of equal value of New Opportunities II and the assumption by New
Opportunities II of all liabilities of Emerging Growth. The
financial statements and performance history of New
Opportunities II will be carried over in the
post-reorganization. The 2007 reorganization was approved by shareholders of Emerging Growth on January 12, 2007. The 2007
reorganization was effective at the close of business on
February 23, 2007.

The acquisition was accomplished by a tax-free exchange of
shares. On February 23, 2007, Emerging Growth exchanged its
shares for shares of New Opportunities II as follows:

                                Shares
Original Fund/Class            Exchanged     New Fund/Class                Shares Received

Emerging Growth --                           New Opportunities II --
Investor Class                 8,812,902     Investor Class                  11,629,055

Emerging Growth --                           New Opportunities II -- A
A Class                       10,913,968     Class                           13,909,669

Emerging Growth --                           New Opportunities II -- C
C Class                         743,919      Class                             903,113

The net assets of Emerging Growth and New Opportunities II
immediately before the acquisition were $204,865,622 and
$157,082,448, respectively. Emerging Growth's unrealized
appreciation of $9,092,774 was combined with that of New
Opportunities II. Immediately after the acquisition, the
combined net assets were $361,948,070.

11. RECENTLY ISSUED ACCOUNTING STANDARDS

In June 2006, the Financial Accounting Standards Board (FASB)
issued Interpretation No. 48, "Accounting for Uncertainty in
Income Taxes -- an Interpretation of FASB Statement No. 109"
(FIN 48). FIN 48 establishes a minimum threshold for financial statement recognition of the benefit of positions taken in
filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax
disclosures. FIN 48 is effective for fiscal years beginning
after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. The FASB issued
Statement of Financial Accounting Standards No. 157, "Fair
Value Measurements" (FAS 157), in September 2006, which is
effective for fiscal years beginning after November 15, 2007.
FAS 157 defines fair value, establishes a framework for
measuring fair value and expands the required financial
statement disclosures about fair value measurements. Management is currently evaluating the impact of adopting FIN 48 and FAS
157.

------
49

FINANCIAL HIGHLIGHTS
Select

Investor Class
For a Share Outstanding Throughout the Years Ended October 31
(except as noted)
                             2007(1)      2006       2005      2004       2003        2002
PER-SHARE DATA

Net Asset Value,
Beginning of Period           $36.22    $37.04     $34.80    $33.77     $28.91      $34.94
                            --------   -------     ------   -------     ------    --------
Income From
Investment
Operations

 Net Investment
 Income (Loss)(2)               0.02      0.21       0.15     --(3)       0.01        0.07

 Net Realized and
 Unrealized Gain
 (Loss)                         3.90    (0.77)       2.17      1.03       4.92      (6.04)
                            --------   -------     ------   -------     ------    --------
 Total From
 Investment
 Operations                     3.92    (0.56)       2.32      1.03       4.93      (5.97)
                            --------   -------     ------   -------     ------    --------
Distributions

 From Net
 Investment Income            (0.16)    (0.26)     (0.08)        --     (0.07)      (0.06)

 From Net
 Realized Gains               (0.58)        --         --        --         --          --
                            --------   -------     ------   -------     ------    --------
 Total
 Distributions                (0.74)    (0.26)     (0.08)        --     (0.07)      (0.06)
                            --------   -------     ------   -------     ------    --------
Net Asset Value,
End of Period                 $39.40    $36.22     $37.04    $34.80     $33.77      $28.91
                            ========   =======     ======   =======     ======    ========

TOTAL RETURN(4)               10.96%   (1.55)%      6.67%     3.05%     17.11%    (17.11)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average
Net Assets                  1.00%(5)     1.00%      1.00%     1.00%      1.00%       1.00%

Ratio of Net
Investment Income
(Loss) to Average
Net Assets                  0.11%(5)     0.57%      0.42%   (0.01)%      0.03%       0.21%

Portfolio
Turnover Rate                    37%      206%        55%       48%        84%        168%

Net Assets,
End of Period
(in millions)                 $2,385    $2,576     $3,329    $3,565     $3,828      $3,522

(1) Six months ended April 30, 2007 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for
periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense
differences because of the impact of calculating the net asset values to two decimal places. If net asset values were
calculated to three decimal places, the total return
differences would more closely reflect the class expense
differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and
another.

(5) Annualized.

See Notes to Financial Statements.

------
50

Select

Institutional Class
For a Share Outstanding Throughout the Years Ended October 31
(except as noted)
                        2007(1)        2006        2005        2004        2003        2002
PER-SHARE DATA

Net Asset
Value,
Beginning of
Period                   $36.53      $37.35      $35.09      $33.99      $29.10      $35.16
                       --------    --------    --------    --------    --------    --------
Income From
Investment
Operations

 Net
 Investment
 Income
 (Loss)(2)                 0.06        0.30        0.24        0.07        0.07        0.13

 Net Realized
 and
 Unrealized
 Gain (Loss)               3.94      (0.78)        2.18        1.03        4.95      (6.06)
                       --------    --------    --------    --------    --------    --------
 Total From
 Investment
 Operations                4.00      (0.48)        2.42        1.10        5.02      (5.93)
                       --------    --------    --------    --------    --------    --------
Distributions

 From Net
 Investment
 Income                  (0.24)      (0.34)      (0.16)          --      (0.13)      (0.13)

 From Net
 Realized
 Gains                   (0.58)          --          --          --          --          --
                       --------    --------    --------    --------    --------    --------
 Total
 Distributions           (0.82)      (0.34)      (0.16)          --      (0.13)      (0.13)
                       --------    --------    --------    --------    --------    --------
Net Asset Value,
End of Period            $39.71      $36.53      $37.35      $35.09      $33.99      $29.10
                       ========    ========    ========    ========    ========    ========

TOTAL RETURN(3)          11.09%     (1.35)%       6.87%       3.24%      17.34%    (16.93)%

RATIOS/SUPPLEMENTAL DATA

Ratio of
Operating
Expenses to
Average Net
Assets                 0.80%(4)       0.80%       0.80%       0.80%       0.80%       0.80%

Ratio of Net
Investment
Income (Loss)
to Average Net
Assets                 0.31%(4)       0.77%       0.62%       0.19%       0.23%       0.41%

Portfolio
Turnover Rate               37%        206%         55%         48%         84%        168%

Net Assets,
End of Period
(in thousands)         $147,436    $148,717    $198,212    $234,815    $229,596    $185,897

(1) Six months ended April 30, 2007 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for
periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense
differences because of the impact of calculating the net asset values to two decimal places. If net asset values were
calculated to three decimal places, the total return
differences would more closely reflect the class expense
differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and
another.

(4) Annualized.

See Notes to Financial Statements.

------
51

Select

Advisor Class
For a Share Outstanding Throughout the Years Ended October 31
(except as noted)
                             2007(1)       2006       2005       2004       2003        2002
PER-SHARE DATA

Net Asset
Value,
Beginning of
Period                        $35.80     $36.63     $34.43     $33.49     $28.66      $34.68
                             -------    -------    -------    -------    -------    --------
Income From
Investment
Operations

 Net
 Investment
 Income
 (Loss)(2)                    (0.03)       0.12       0.04     (0.09)     (0.07)      (0.02)

 Net Realized
 and
 Unrealized
 Gain (Loss)                    3.87     (0.76)       2.16       1.03       4.90      (6.00)
                             -------    -------    -------    -------    -------    --------
 Total From
 Investment
 Operations                     3.84     (0.64)       2.20       0.94       4.83      (6.02)
                             -------    -------    -------    -------    -------    --------
Distributions

 From Net
 Investment
 Income                       (0.07)     (0.19)         --         --      --(3)          --

 From Net
 Realized
 Gains                        (0.58)         --         --         --         --          --
                             -------    -------    -------    -------    -------    --------
 Total
 Distributions                (0.65)     (0.19)         --         --      --(3)          --
                             -------    -------    -------    -------    -------    --------
Net Asset
Value, End of
Period                        $38.99     $35.80     $36.63     $34.43     $33.49      $28.66
                             =======    =======    =======    =======    =======    ========

TOTAL RETURN(4)               10.81%    (1.79)%      6.39%      2.81%     16.86%    (17.36)%

RATIOS/SUPPLEMENTAL DATA

Ratio of
Operating
Expenses to
Average Net
Assets                      1.25%(5)      1.25%      1.25%      1.25%      1.25%       1.25%

Ratio of Net
Investment
Income (Loss)
to Average Net
Assets                    (0.14)%(5)      0.32%      0.17%    (0.26)%    (0.22)%     (0.04)%

Portfolio
Turnover Rate                    37%       206%        55%        48%        84%        168%

Net Assets,
End of Period
(in thousands)               $19,877    $21,455    $27,741    $22,626    $29,152     $20,432

(1) Six months ended April 30, 2007 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for
periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense
differences because of the impact of calculating the net asset values to two decimal places. If net asset values were
calculated to three decimal places, the total return
differences would more closely reflect the class expense
differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and
another.

(5) Annualized.

See Notes to Financial Statements.

------
52

Select

A Class
For a Share Outstanding Throughout the Years Ended October 31
(except as noted)
                                 2007(1)        2006        2005       2004        2003(2)
PER-SHARE DATA

Net Asset Value,
Beginning of Period               $36.03      $36.87      $34.66     $33.72         $27.75
                                 -------     -------     -------    -------        -------
Income From
Investment
Operations

 Net Investment
 Income
 (Loss)(3)                        (0.03)        0.10        0.04     (0.10)         (0.14)

 Net Realized and
 Unrealized Gain
 (Loss)                             3.89      (0.75)        2.17       1.04           6.11
                                 -------     -------     -------    -------        -------
 Total From
 Investment
 Operations                         3.86      (0.65)        2.21       0.94           5.97
                                 -------     -------     -------    -------        -------
Distributions

 From Net
 Investment Income                (0.07)      (0.19)          --         --             --

 From Net Realized
 Gains                            (0.58)          --          --         --             --
                                 -------     -------     -------    -------        -------
 Total Distributions              (0.65)      (0.19)          --         --             --
                                 -------     -------     -------    -------        -------
Net Asset Value,
End of Period                     $39.24      $36.03      $36.87     $34.66         $33.72
                                 =======     =======     =======    =======        =======

TOTAL RETURN(4)                   10.82%     (1.81)%       6.38%      2.79%         21.51%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average
Net Assets                      1.25%(5)       1.25%       1.25%      1.25%       1.25%(5)

Ratio of Net
Investment Income
(Loss) to Average
Net Assets                    (0.14)%(5)       0.32%       0.17%    (0.26)%     (0.56)%(5)

Portfolio Turnover
Rate                                 37%        206%         55%        48%         84%(6)

Net Assets,
End of Period
(in thousands)                   $23,176     $28,371     $39,376    $32,624        $10,305

(1) Six months ended April 30, 2007 (unaudited).

(2) January 31, 2003 (commencement of sale) through October 31,
2003.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two
decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with
SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level.
Percentage indicated was calculated for the year ended October
31, 2003.

See Notes to Financial Statements.

------
53

Select

B Class
For a Share Outstanding Throughout the Years Ended October 31
(except as noted)
                                    2007(1)       2006       2005       2004       2003(2)
PER-SHARE DATA

Net Asset Value,
Beginning of Period                  $35.21     $36.12     $34.21     $33.53        $27.75
                                    -------    -------    -------    -------       -------
Income From Investment
Operations

 Net Investment
 Income (Loss)(3)                    (0.16)     (0.12)     (0.22)     (0.35)        (0.31)

 Net Realized and
 Unrealized Gain (Loss)                3.79     (0.79)       2.13       1.03          6.09
                                    -------    -------    -------    -------       -------
 Total From
 Investment Operations                 3.63     (0.91)       1.91       0.68          5.78
                                    -------    -------    -------    -------       -------
Distributions

 From Net Realized
 Gains                               (0.58)         --         --         --            --
                                    -------    -------    -------    -------       -------
Net Asset Value,
End of Period                        $38.26     $35.21     $36.12     $34.21        $33.53
                                    =======    =======    =======    =======       =======

TOTAL RETURN(4)                      10.42%    (2.52)%      5.58%      2.03%        20.83%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average
Net Assets                         2.00%(5)      2.00%      2.00%      2.00%      2.00%(5)

Ratio of Net Investment
Income (Loss) to
Average Net Assets               (0.89)%(5)    (0.43)%    (0.58)%    (1.01)%    (1.28)%(5)

Portfolio Turnover Rate                 37%       206%        55%        48%        84%(6)

Net Assets, End of
Period (in thousands)                $5,462     $5,880     $2,501     $2,273        $1,032

(1) Six months ended April 30, 2007 (unaudited).

(2) January 31, 2003 (commencement of sale) through October 31,
2003.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two
decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with
SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level.
Percentage indicated was calculated for the year ended October
31, 2003.

See Notes to Financial Statements.

------
54

Select

C Class
For a Share Outstanding Throughout the Years Ended October 31
(except as noted)
                                    2007(1)       2006       2005       2004       2003(2)
PER-SHARE DATA

Net Asset Value,
Beginning of Period                  $35.24     $36.15     $34.23     $33.56        $27.75
                                    -------    -------    -------    -------       -------
Income From
Investment Operations

 Net Investment
 Income (Loss)(3)                    (0.16)     (0.16)     (0.22)     (0.36)        (0.31)

 Net Realized and
 Unrealized Gain (Loss)                3.79     (0.75)       2.14       1.03          6.12
                                    -------    -------    -------    -------       -------
 Total From
 Investment Operations                 3.63     (0.91)       1.92       0.67          5.81
                                    -------    -------    -------    -------       -------
Distributions

 From Net
 Realized Gains                      (0.58)         --         --         --            --
                                    -------    -------    -------    -------       -------
Net Asset Value,
End of Period                        $38.29     $35.24     $36.15     $34.23        $33.56
                                    =======    =======    =======    =======       =======

TOTAL RETURN(4)                      10.41%    (2.52)%      5.58%      2.03%        20.94%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average
Net Assets                         2.00%(5)      2.00%      2.00%      2.00%      2.00%(5)

Ratio of Net Investment
Income (Loss) to
Average Net Assets               (0.89)%(5)    (0.43)%    (0.58)%    (1.01)%    (1.28)%(5)

Portfolio Turnover Rate                 37%       206%        55%        48%        84%(6)

Net Assets, End of
Period (in thousands)                $1,077     $1,540     $3,511     $3,733        $1,136

(1) Six months ended April 30, 2007 (unaudited).

(2) January 31, 2003 (commencement of sale) through October 31,
2003.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two
decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with
SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6)  Portfolio turnover is calculated at the fund level.
Percentage indicated was calculated for the year ended October
31, 2003.

See Notes to Financial Statements.

------
55

Select

R Class
For a Share Outstanding Throughout the Years Ended October 31
(except as noted)
                                                       2007(1)       2006       2005(2)
PER-SHARE DATA

Net Asset Value, Beginning of Period                    $36.05     $37.00        $38.34
                                                       -------    -------       -------
Income From Investment Operations

 Net Investment Income (Loss)(3)                        (0.07)       0.03        (0.05)

 Net Realized and Unrealized Gain (Loss)                  3.88     (0.77)        (1.29)
                                                       -------    -------       -------
 Total From Investment Operations                         3.81     (0.74)        (1.34)
                                                       -------    -------       -------
Distributions

 From Net Investment Income                                 --     (0.21)            --

 From Net Realized Gains                                (0.58)         --            --
                                                       -------    -------       -------
 Total Distributions                                    (0.58)     (0.21)            --
                                                       -------    -------       -------
Net Asset Value, End of Period                          $39.28     $36.05        $37.00
                                                       =======    =======       =======

TOTAL RETURN(4)                                         10.68%    (2.04)%       (3.50)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average
Net Assets                                            1.50%(5)      1.50%      1.50%(5)

Ratio of Net Investment Income (Loss)
to Average Net Assets                               (0.39)%(5)      0.07%    (0.50)%(5)

Portfolio Turnover Rate                                    37%       206%        55%(6)

Net Assets, End of Period (in thousands)                   $27        $24           $24

(1) Six months ended April 30, 2007 (unaudited).

(2) July 29, 2005 (commencement of sale) through October 31,
2005.

(3)  Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for
periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense
differences because of the impact of calculating the net asset values to two decimal places. If net asset values were
calculated to three decimal places, the total return
differences would more closely reflect the class expense
differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and
another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level.
Percentage indicated was calculated for the year ended October
31, 2005.

See Notes to Financial Statements.

------
56

Capital Growth

Investor Class
For a Share Outstanding Throughout the Years Ended October 31
(except as noted)
                                                     2007(1)       2006       2005(2)
PER-SHARE DATA

Net Asset Value, Beginning of Period                  $11.81     $10.60        $10.80
                                                     -------     ------       -------
Income From Investment Operations

 Net Investment Income (Loss)(3)                        0.01      --(4)         --(4)

 Net Realized and Unrealized Gain (Loss)                0.76       1.21        (0.20)
                                                     -------     ------       -------
 Total From Investment Operations                       0.77       1.21        (0.20)
                                                     -------     ------       -------
Distributions

 From Net Realized Gains                              (0.14)         --            --
                                                     -------     ------       -------
Net Asset Value, End of Period                        $12.44     $11.81        $10.60
                                                     =======     ======       =======

TOTAL RETURN(5)                                        6.60%     11.42%       (1.85)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average
Net Assets                                          1.00%(6)      1.00%      1.00%(6)

Ratio of Net Investment Income (Loss)
to Average Net Assets                               0.19%(6)      0.05%    (0.12)%(6)

Portfolio Turnover Rate                                  60%       140%       110%(7)

Net Assets, End of Period (in thousands)                $102        $86           $25

(1) Six months ended April 30, 2007 (unaudited).

(2) July 29, 2005 (commencement of sale) through October 31,
2005.

(3) Computed using average shares outstanding throughout the period.

(4) Per-share amount was less than $0.005.

(5) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for
periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense
differences because of the impact of calculating the net asset values to two decimal places. If net asset values were
calculated to three decimal places, the total return
differences would more closely reflect the class expense
differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and
another.

(6) Annualized.

(7) Portfolio turnover is calculated at the fund level.
Percentage indicated was calculated for the year ended October
31, 2005.

See Notes to Financial Statements.

------
57

Capital Growth

Institutional Class
For a Share Outstanding Throughout the Years Ended October 31
(except as noted)
                                                     2007(1)       2006     2005(2)
PER-SHARE DATA

Net Asset Value, Beginning of Period                  $11.84     $10.61      $10.80
                                                     -------    -------     -------
Income From Investment Operations

 Net Investment Income (Loss)(3)                        0.02       0.03       --(4)

 Net Realized and Unrealized Gain (Loss)                0.76       1.20      (0.19)
                                                     -------    -------     -------
 Total From Investment Operations                       0.78       1.23      (0.19)
                                                     -------    -------     -------
Distributions

 From Net Realized Gains                              (0.14)         --          --
                                                     -------    -------     -------
Net Asset Value, End of Period                        $12.48     $11.84      $10.61
                                                     =======    =======     =======

TOTAL RETURN(5)                                        6.67%     11.59%     (1.76)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average
Net Assets                                          0.80%(6)      0.80%    0.80%(6)

Ratio of Net Investment Income (Loss)
to Average Net Assets                               0.39%(6)      0.25%    0.08%(6)

Portfolio Turnover Rate                                  60%       140%     110%(7)

Net Assets, End of Period (in thousands)                 $29        $27         $25

(1) Six months ended April 30, 2007 (unaudited).

(2) July 29, 2005 (commencement of sale) through October 31,
2005.

(3) Computed using average shares outstanding throughout the period.

(4) Per-share amount was less than $0.005.

(5) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for
periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense
differences because of the impact of calculating the net asset values to two decimal places. If net asset values were
calculated to three decimal places, the total return
differences would more closely reflect the class expense
differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and
another.

(6) Annualized.

(7) Portfolio turnover is calculated at the fund level.
Percentage indicated was calculated for the year ended October
31, 2005.

See Notes to Financial Statements.

------
58

Capital Growth

A Class
For a Share Outstanding Throughout the Years Ended October 31
(except as noted)
                                              2007(1)       2006       2005       2004(2)
PER-SHARE DATA

Net Asset Value,
Beginning of Period                            $11.78     $10.59      $9.89        $10.00
                                              -------    -------    -------       -------
Income From Investment
Operations

 Net Investment Income (Loss)(3)                --(4)     (0.02)      --(4)        (0.03)

 Net Realized and Unrealized
 Gain (Loss)                                     0.74       1.21       0.70        (0.08)
                                              -------    -------    -------       -------
 Total From Investment
 Operations                                      0.74       1.19       0.70        (0.11)
                                              -------    -------    -------       -------
Distributions

 From Net Realized Gains                       (0.14)         --         --            --
                                              -------    -------    -------       -------
Net Asset Value, End of Period                 $12.38     $11.78     $10.59         $9.89
                                              =======    =======    =======       =======

TOTAL RETURN(5)                                 6.37%     11.24%      7.08%       (1.10)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets                        1.25%(6)      1.25%      1.27%      1.25%(6)

Ratio of Net Investment Income
(Loss) to Average Net Assets               (0.06)%(6)    (0.20)%    (0.03)%    (0.43)%(6)

Portfolio Turnover Rate                           60%       140%       110%           87%

Net Assets, End of Period
(in thousands)                                 $3,020     $2,155     $1,216          $692

(1) Six months ended April 30, 2007 (unaudited).

(2) February 27, 2004 (fund inception) through October 31, 2004.

(3) Computed using average shares outstanding throughout the period.

(4) Per-share amount was less than $0.005.

(5) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two
decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with
SEC guidelines and does not result in any gain or loss of value between one class and another.

(6) Annualized.

See Notes to Financial Statements.

------
59

Capital Growth

B Class
For a Share Outstanding Throughout the Years Ended October 31
(except as noted)
                                              2007(1)       2006       2005       2004(2)
PER-SHARE DATA

Net Asset Value,
Beginning of Period                            $11.54     $10.46      $9.84        $10.00
                                              -------    -------    -------       -------
Income From Investment
Operations

 Net Investment Income (Loss)(3)               (0.05)     (0.10)     (0.08)        (0.08)

 Net Realized and Unrealized
 Gain (Loss)                                     0.74       1.18       0.70        (0.08)
                                              -------    -------    -------       -------
 Total From Investment
 Operations                                      0.69       1.08       0.62        (0.16)
                                              -------    -------    -------       -------
Distributions

 From Net Realized Gains                       (0.14)         --         --            --
                                              -------    -------    -------       -------
Net Asset Value, End of Period                 $12.09     $11.54     $10.46         $9.84
                                              =======    =======    =======       =======

TOTAL RETURN(4)                                 6.06%     10.33%      6.30%       (1.60)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets                        2.00%(5)      2.00%      2.02%      2.00%(5)

Ratio of Net Investment Income
(Loss) to Average Net Assets               (0.81)%(5)    (0.95)%    (0.78)%    (1.17)%(5)

Portfolio Turnover Rate                           60%       140%       110%           87%

Net Assets, End of Period
(in thousands)                                 $1,147       $960       $772          $450

(1) Six months ended April 30, 2007 (unaudited).

(2) February 27, 2004 (fund inception) through October 31, 2004.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two
decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with
SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

See Notes to Financial Statements.

------
60

Capital Growth

C Class
For a Share Outstanding Throughout the Years Ended October 31
(except as noted)
                                              2007(1)       2006       2005       2004(2)
PER-SHARE DATA

Net Asset Value,
Beginning of Period                            $11.54     $10.46      $9.84        $10.00
                                              -------    -------    -------       -------
Income From Investment
Operations

 Net Investment Income (Loss)(3)               (0.05)     (0.10)     (0.08)        (0.08)

 Net Realized and
 Unrealized Gain (Loss)                          0.74       1.18       0.70        (0.08)
                                              -------    -------    -------       -------
 Total From Investment
 Operations                                      0.69       1.08       0.62        (0.16)
                                              -------    -------    -------       -------
Distributions

 From Net Realized Gains                       (0.14)         --         --            --
                                              -------    -------    -------       -------
Net Asset Value, End of Period                 $12.09     $11.54     $10.46         $9.84
                                              =======    =======    =======       =======

TOTAL RETURN(4)                                 6.06%     10.33%      6.30%       (1.60)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets                        2.00%(5)      2.00%      2.02%      2.00%(5)

Ratio of Net Investment Income
(Loss) to Average Net Assets               (0.81)%(5)    (0.95)%    (0.78)%    (1.18)%(5)

Portfolio Turnover Rate                           60%       140%       110%           87%

Net Assets, End of Period
(in thousands)                                   $915       $832       $609          $343

(1) Six months ended April 30, 2007 (unaudited).

(2) February 27, 2004 (fund inception) through October 31, 2004.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two
decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with
SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

See Notes to Financial Statements.

------
61

Capital Growth

R Class
For a Share Outstanding Throughout the Years Ended October 31
(except as noted)
                                                       2007(1)       2006       2005(2)
PER-SHARE DATA

Net Asset Value, Beginning of Period                    $11.74     $10.59        $10.80
                                                       -------    -------       -------
Income From Investment Operations

 Net Investment Income (Loss)(3)                        (0.02)     (0.05)        (0.02)

 Net Realized and Unrealized Gain (Loss)                  0.75       1.20        (0.19)
                                                       -------    -------       -------
 Total From Investment Operations                         0.73       1.15        (0.21)
                                                       -------    -------       -------
Distributions

 From Net Realized Gains                                (0.14)         --            --
                                                       -------    -------       -------
Net Asset Value, End of Period                          $12.33     $11.74        $10.59
                                                       =======    =======       =======

TOTAL RETURN(4)                                          6.30%     10.86%       (1.94)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average
Net Assets                                            1.50%(5)      1.50%      1.50%(5)

Ratio of Net Investment Income (Loss)
to Average Net Assets                               (0.31)%(5)    (0.45)%    (0.62)%(5)

Portfolio Turnover Rate                                    60%       140%       110%(6)

Net Assets, End of Period (in thousands)                   $29        $27           $25

(1) Six months ended April 30, 2007 (unaudited).

(2) July 29, 2005 (commencement of sale) through October 31,
2005.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for
periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense
differences because of the impact of calculating the net asset values to two decimal places. If net asset values were
calculated to three decimal places, the total return
differences would more closely reflect the class expense
differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and
another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level.
Percentage indicated was calculated for the year ended October
31, 2005.

See Notes to Financial Statements.

------
62

Fundamental Equity

Investor Class
For a Share Outstanding Throughout the Years Ended October 31
(except as noted)
                                                     2007(1)       2006     2005(2)
PER-SHARE DATA

Net Asset Value, Beginning of Period                  $12.88     $11.04      $10.88
                                                     -------    -------     -------
Income From Investment Operations

 Net Investment Income (Loss)(3)                        0.09       0.08        0.02

 Net Realized and Unrealized Gain (Loss)                1.76       2.12        0.14
                                                     -------    -------     -------
 Total From Investment Operations                       1.85       2.20        0.16
                                                     -------    -------     -------
Distributions

 From Net Investment Income                           (0.08)         --          --

 From Net Realized Gains                              (0.19)     (0.36)          --
                                                     -------    -------     -------
 Total Distributions                                  (0.27)     (0.36)          --
                                                     -------    -------     -------
Net Asset Value, End of Period                        $14.46     $12.88      $11.04
                                                     =======    =======     =======

TOTAL RETURN(4)                                       14.52%     20.37%       1.47%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average
Net Assets                                          1.00%(5)      1.00%    1.00%(5)

Ratio of Net Investment Income (Loss)
to Average Net Assets                               1.27%(5)      0.74%    0.59%(5)

Portfolio Turnover Rate                                  49%       174%     101%(6)

Net Assets, End of Period (in thousands)             $19,784     $3,836         $25

(1) Six months ended April 30, 2007 (unaudited).

(2) July 29, 2005 (commencement of sale) through October 31,
2005.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for
periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense
differences because of the impact of calculating the net asset values to two decimal places. If net asset values were
calculated to three decimal places, the total return
differences would more closely reflect the class expense
differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and
another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level.
Percentage indicated was calculated for the period November 30,
2004 (fund inception) through October 31, 2005.

See Notes to Financial Statements.

------
63

Fundamental Equity

Institutional Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
                                                          2007(1)        2006      2005(2)
PER-SHARE DATA

Net Asset Value, Beginning of Period                       $12.90      $11.05       $10.88
                                                          -------     -------      -------
Income From Investment Operations

 Net Investment Income (Loss)(3)                             0.12        0.12         0.02

 Net Realized and Unrealized Gain (Loss)                     1.74        2.10         0.15
                                                          -------     -------      -------
 Total From Investment Operations                            1.86        2.22         0.17
                                                          -------     -------      -------
Distributions

 From Net Investment Income                                (0.11)          --           --

 From Net Realized Gains                                   (0.19)      (0.37)           --
                                                          -------     -------      -------
 Total Distributions                                       (0.30)      (0.37)           --
                                                          -------     -------      -------
Net Asset Value, End of Period                             $14.46      $12.90       $11.05
                                                          =======     =======      =======

TOTAL RETURN(4)                                            14.60%      20.51%        1.56%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average
Net Assets                                               0.80%(5)       0.80%     0.80%(5)

Ratio of Net Investment Income (Loss)
to Average Net Assets                                    1.47%(5)       0.94%     0.79%(5)

Portfolio Turnover Rate                                       49%        174%      101%(6)

Net Assets, End of Period (in thousands)                     $263         $31          $25

(1) Six months ended April 30, 2007 (unaudited).

(2) July 29, 2005 (commencement of sale) through October 31,
2005.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for
periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense
differences because of the impact of calculating the net asset values to two decimal places. If net asset values were
calculated to three decimal places, the total return
differences would more closely reflect the class expense
differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and
another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level.
Percentage indicated was calculated for the period November 30,
2004 (fund inception) through October 31, 2005.

See Notes to Financial Statements.

------
64

Fundamental Equity

A Class
For a Share Outstanding Throughout the Years Ended October 31
(except as noted)
                                                      2007(1)        2006     2005(2)
PER-SHARE DATA

Net Asset Value, Beginning of Period                   $12.85      $11.03      $10.00
                                                      -------     -------     -------
Income From Investment Operations

 Net Investment Income (Loss)(3)                         0.07        0.06        0.02

 Net Realized and Unrealized Gain (Loss)                 1.76        2.11        1.01
                                                      -------     -------     -------
 Total From Investment Operations                        1.83        2.17        1.03
                                                      -------     -------     -------
Distributions

 From Net Investment Income                            (0.04)          --          --

 From Net Realized Gains                               (0.19)      (0.35)          --
                                                      -------     -------     -------
 Total Distributions                                   (0.23)      (0.35)          --
                                                      -------     -------     -------
Net Asset Value, End of Period                         $14.45      $12.85      $11.03
                                                      =======     =======     =======

TOTAL RETURN(4)                                        14.38%      20.12%      10.30%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average
Net Assets                                           1.25%(5)       1.25%    1.28%(5)

Ratio of Net Investment Income (Loss)
to Average Net Assets                                1.02%(5)       0.49%    0.17%(5)

Portfolio Turnover Rate                                   49%        174%        101%

Net Assets, End of Period (in thousands)             $107,167     $37,314      $1,636

(1) Six months ended April 30, 2007 (unaudited).

(2) November 30, 2004 (fund inception) through October 31, 2005.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two
decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with
SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

See Notes to Financial Statements.

------
65

Fundamental Equity

B Class
For a Share Outstanding Throughout the Years Ended October 31
(except as noted)
                                                     2007(1)       2006       2005(2)
PER-SHARE DATA

Net Asset Value, Beginning of Period                  $12.74     $10.96        $10.00
                                                     -------    -------       -------
Income From Investment Operations

 Net Investment Income (Loss)(3)                        0.02     (0.02)        (0.06)

 Net Realized and Unrealized Gain (Loss)                1.75       2.07          1.02
                                                     -------    -------       -------
 Total From Investment Operations                       1.77       2.05          0.96
                                                     -------    -------       -------
Distributions

 From Net Realized Gains                              (0.19)     (0.27)            --
                                                     -------    -------       -------
Net Asset Value, End of Period                        $14.32     $12.74        $10.96
                                                     =======    =======       =======

TOTAL RETURN(4)                                       14.01%     19.04%         9.60%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average
Net Assets                                          2.00%(5)      2.00%      2.03%(5)

Ratio of Net Investment Income (Loss)
to Average Net Assets                               0.27%(5)    (0.26)%    (0.58)%(5)

Portfolio Turnover Rate                                  49%       174%          101%

Net Assets, End of Period (in thousands)              $2,799     $1,498          $469

(1) Six months ended April 30, 2007 (unaudited).

(2) November 30, 2004 (fund inception) through October 31, 2005.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two
decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with
SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

See Notes to Financial Statements.

------
66

Fundamental Equity

C Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
                                                        2007(1)        2006        2005(2)
PER-SHARE DATA

Net Asset Value, Beginning of Period                     $12.75      $10.96         $10.00
                                                        -------     -------        -------
Income From Investment Operations

 Net Investment Income (Loss)(3)                           0.02      (0.03)         (0.06)

 Net Realized and Unrealized Gain (Loss)                   1.74        2.09           1.02
                                                        -------     -------        -------
 Total From Investment Operations                          1.76        2.06           0.96
                                                        -------     -------        -------
Distributions

 From Net Realized Gains                                 (0.19)      (0.27)             --
                                                        -------     -------        -------
Net Asset Value, End of Period                           $14.32      $12.75         $10.96
                                                        =======     =======        =======

TOTAL RETURN(4)                                          13.92%      19.13%          9.60%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average
Net Assets                                             2.00%(5)       2.00%       2.03%(5)

Ratio of Net Investment Income (Loss)
to Average Net Assets                                  0.27%(5)     (0.26)%     (0.58)%(5)

Portfolio Turnover Rate                                     49%        174%           101%

Net Assets, End of Period (in thousands)                $11,398      $4,530           $693

(1) Six months ended April 30, 2007 (unaudited).

(2) November 30, 2004 (fund inception) through October 31, 2005.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two
decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with
SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

See Notes to Financial Statements.

------
67

Fundamental Equity

R Class
For a Share Outstanding Throughout the Years Ended October 31
(except as noted)
                                                     2007(1)       2006     2005(2)
PER-SHARE DATA

Net Asset Value, Beginning of Period                  $12.81     $11.03      $10.88
                                                     -------    -------     -------
Income From Investment Operations

 Net Investment Income (Loss)(3)                        0.07       0.04       --(4)

 Net Realized and Unrealized Gain (Loss)                1.74       2.08        0.15
                                                     -------    -------     -------
 Total From Investment Operations                       1.81       2.12        0.15
                                                     -------    -------     -------
Distributions

 From Net Investment Income                            --(4)         --          --

 From Net Realized Gains                              (0.19)     (0.34)          --
                                                     -------    -------     -------
 Total Distributions                                  (0.19)     (0.34)          --
                                                     -------    -------     -------
Net Asset Value, End of Period                        $14.43     $12.81      $11.03
                                                     =======    =======     =======

TOTAL RETURN(5)                                       14.26%     19.67%       1.38%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average
Net Assets                                          1.50%(6)      1.50%    1.50%(6)

Ratio of Net Investment Income (Loss)
to Average Net Assets                               0.77%(6)      0.24%    0.09%(6)

Portfolio Turnover Rate                                  49%       174%     101%(7)

Net Assets, End of Period (in thousands)                $421        $30         $25

(1) Six months ended April 30, 2007 (unaudited).

(2) July 29, 2005 (commencement of sale) through October 31,
2005.

(3) Computed using average shares outstanding throughout the period.

(4) Per-share amount was less than $0.005.

(5) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for
periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense
differences because of the impact of calculating the net asset values to two decimal places. If net asset values were
calculated to three decimal places, the total return
differences would more closely reflect the class expense
differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and
another.

(6) Annualized.

(7) Portfolio turnover is calculated at the fund level.
Percentage indicated was calculated for the period November 30,
2004 (fund inception) through October 31, 2005.

See Notes to Financial Statements.

------
68

New Opportunities II

Investor Class
For a Share Outstanding Throughout the Years Ended October 31
(except as noted)
                          2007(1)       2006        2005       2004       2003        2002
PER-SHARE DATA

Net Asset
Value,
Beginning of
Period                      $7.63      $6.75       $6.29      $5.75      $4.15       $4.52
                          -------    -------     -------    -------    -------     -------
Income From
Investment
Operations

 Net
 Investment
 Income
 (Loss)(2)                 (0.02)     (0.06)      (0.06)     (0.07)     (0.05)      (0.05)

 Net Realized
 and
 Unrealized
 Gain (Loss)                 1.07       1.16        0.69       0.61       1.65      (0.32)
                          -------    -------     -------    -------    -------     -------
 Total From
 Investment
 Operations                  1.05       1.10        0.63       0.54       1.60      (0.37)
                          -------    -------     -------    -------    -------     -------
Distributions

 From Net
 Realized
 Gains                     (0.68)     (0.22)      (0.17)         --         --          --
                          -------    -------     -------    -------    -------     -------
Net Asset
Value,
End of Period               $8.00      $7.63       $6.75      $6.29      $5.75       $4.15
                          =======    =======     =======    =======    =======     =======

TOTAL
RETURN(3)                  14.84%     16.52%      10.14%      9.39%     38.55%     (8.19)%

RATIOS/SUPPLEMENTAL DATA

Ratio of
Operating
Expenses to
Average Net
Assets                   1.46%(4)      1.50%       1.50%      1.50%      1.50%       1.50%

Ratio of Net
Investment
Income (Loss)
to Average Net
Assets                 (0.59)%(4)    (0.80)%     (0.93)%    (1.09)%    (1.11)%     (1.02)%

Portfolio
Turnover Rate                105%       299%        269%       255%       236%        182%

Net Assets,
End of Period
(in thousands)           $190,239    $51,336     $43,157    $38,917    $32,512     $25,479

(1) Six months ended April 30, 2007 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for
periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense
differences because of the impact of calculating the net asset values to two decimal places. If net asset values were
calculated to three decimal places, the total return
differences would more closely reflect the class expense
differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and
another.

(4) Annualized.

See Notes to Financial Statements.

------
69

New Opportunities II

A Class
For a Share Outstanding Throughout the Years Ended October 31
(except as noted)
                                 2007(1)        2006        2005        2004       2003(2)
PER-SHARE DATA

Net Asset Value,
Beginning of Period                $7.59       $6.72       $6.26       $5.74         $4.15
                                 -------     -------     -------     -------       -------
Income From
Investment Operations

 Net Investment
 Income (Loss)(3)                 (0.03)      (0.08)      (0.08)      (0.08)        (0.05)

 Net Realized and
 Unrealized Gain
 (Loss)                             1.06        1.16        0.70        0.60          1.64
                                 -------     -------     -------     -------       -------
 Total From
 Investment
 Operations                         1.03        1.08        0.62        0.52          1.59
                                 -------     -------     -------     -------       -------
Distributions

 From Net
 Realized Gains                   (0.66)      (0.21)      (0.16)          --            --
                                 -------     -------     -------     -------       -------
Net Asset Value,
End of Period                      $7.96       $7.59       $6.72       $6.26         $5.74
                                 =======     =======     =======     =======       =======

TOTAL RETURN(4)                   14.61%      16.22%       9.91%       9.06%        38.31%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average
Net Assets                      1.71%(5)       1.75%       1.75%       1.75%      1.75%(5)

Ratio of Net
Investment Income
(Loss) to Average
Net Assets                    (0.84)%(5)     (1.05)%     (1.18)%     (1.34)%    (1.47)%(5)

Portfolio Turnover
Rate                                105%        299%        269%        255%       236%(6)

Net Assets, End of
Period (in
thousands)                      $173,676     $73,383     $47,937     $20,337          $891

(1) Six months ended April 30, 2007 (unaudited).

(2) January 31, 2003 (commencement of sale) through October 31,
2003.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two
decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with
SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level.
Percentage indicated was calculated for the year ended October
31, 2003.

See Notes to Financial Statements.

------
70

New Opportunities II

B Class
For a Share Outstanding Throughout the Years Ended October 31
(except as noted)
                                    2007(1)       2006       2005       2004       2003(2)
PER-SHARE DATA

Net Asset Value,
Beginning of Period                   $7.49      $6.63      $6.18      $5.71         $4.15
                                    -------    -------    -------    -------       -------
Income From Investment
Operations

 Net Investment Income
 (Loss)(3)                           (0.06)     (0.14)     (0.13)     (0.13)        (0.08)

 Net Realized and
 Unrealized Gain (Loss)                1.06       1.15       0.69       0.60          1.64
                                    -------    -------    -------    -------       -------
 Total From Investment
 Operations                            1.00       1.01       0.56       0.47          1.56
                                    -------    -------    -------    -------       -------
Distributions

 From Net Realized
 Gains                               (0.60)     (0.15)     (0.11)         --            --
                                    -------    -------    -------    -------       -------
Net Asset Value,
End of Period                         $7.89      $7.49      $6.63      $6.18         $5.71
                                    =======    =======    =======    =======       =======

TOTAL RETURN(4)                      14.16%     15.46%      9.03%      8.23%        37.59%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average
Net Assets                         2.46%(5)      2.50%      2.50%      2.50%      2.50%(5)

Ratio of Net Investment
Income (Loss) to
Average Net Assets               (1.59)%(5)    (1.80)%    (1.93)%    (2.09)%    (2.20)%(5)

Portfolio Turnover Rate                105%       299%       269%       255%       236%(6)

Net Assets, End of
Period (in thousands)                $3,601     $3,383     $2,367     $1,163          $215

(1) Six months ended April 30, 2007 (unaudited).

(2) January 31, 2003 (commencement of sale) through October 31,
2003.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two
decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with
SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level.
Percentage indicated was calculated for the year ended October
31, 2003.

See Notes to Financial Statements.

------
71

New Opportunities II

C Class
For a Share Outstanding Throughout the Years Ended October 31
(except as noted)
                                 2007(1)       2006      2005       2004           2003(2)
PER-SHARE DATA

Net Asset Value,
Beginning of Period                $7.52      $6.66     $6.20      $5.73             $4.15
                                 -------    -------   -------    -------           -------
Income From
Investment
Operations

 Net Investment
 Income (Loss)(3)                 (0.06)     (0.14)    (0.13)     (0.13)            (0.07)

 Net Realized and
 Unrealized Gain
 (Loss)                             1.06       1.15      0.70       0.60              1.65
                                 -------    -------   -------    -------           -------
 Total From
 Investment
 Operations                         1.00       1.01      0.57       0.47              1.58
                                 -------    -------   -------    -------           -------
Distributions
 From Net Realized
 Gains                            (0.60)     (0.15)    (0.11)         --                --
                                 -------    -------   -------    -------           -------
Net Asset Value,
End of Period                      $7.92      $7.52     $6.66      $6.20             $5.73
                                 =======    =======   =======    =======           =======

TOTAL RETURN(4)                   14.25%     15.24%     9.16%      8.20%            38.07%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average
Net Assets                      2.46%(5)      2.50%     2.50%      2.50%       2.22%(5)(6)

Ratio of Net
Investment Income
(Loss) to Average
Net Assets                    (1.59)%(5)    (1.80)%   (1.93)%    (2.09)%     (1.97)%(5)(6)

Portfolio Turnover
Rate                                105%       299%      269%       255%           236%(7)

Net Assets, End of
Period (in
thousands)                       $11,772     $4,424    $3,414     $1,294               $34

(1) Six months ended April 30, 2007 (unaudited).

(2) January 31, 2003 (commencement of sale) through October 31,
2003.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two
decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with
SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) During a portion of the period ended October 31, 2003, the distributor agreed to voluntarily waive its distribution and service fees. Had fees not been waived, the annualized ratio of operating expenses to average net assets and the annualized
ratio of net investment income (loss) to average net assets
would have been 2.50% and (2.25)%, respectively.

(7) Portfolio turnover is calculated at the fund level.
Percentage indicated was calculated for the year ended October
31, 2003.

See Notes to Financial Statements.

------
72

SHARE CLASS INFORMATION

Seven classes of shares are authorized for sale by Select:
Investor Class, Institutional Class, Advisor Class, A Class, B
Class, C Class and R Class. Six classes of shares are
authorized for sale by Capital Growth and Fundamental Equity:
Investor Class, Institutional Class, A Class, B Class, C Class
and R Class. Five classes of shares are authorized for sale by
New Opportunities II: Investor Class, Institutional Class, A
Class, B Class and C Class. The total expense ratio of
Institutional Class shares is lower than that of Investor Class shares. The total expense ratios of Advisor Class, A Class, B
Class, C Class and R Class shares are higher than that of
Investor Class shares. Select and New Opportunities II are
available for purchase only through financial intermediaries by investors who seek advice from them. The funds are closed to other investors, but those with open accounts may make
additional investments and reinvest dividends and capital gains distributions as long as such accounts remain open.

INVESTOR CLASS shares are available for purchase in two ways:
1) directly from American Century without any commissions or other fees; or 2) through certain financial intermediaries
(such as banks, broker-dealers, insurance companies and
investment advisors), which may require payment of a
transaction fee to the financial intermediary.

INSTITUTIONAL CLASS shares are available to large investors
such as endowments, foundations, and retirement plans, and to financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million ($3 million for endowments and foundations) in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the unified management fee of Institutional
Class shares is 0.20% less than the unified management fee of
Investor Class shares.

ADVISOR CLASS shares are sold primarily through institutions such as investment advisors, banks, broker-dealers, insurance companies, and financial advisors. Advisor Class shares are
subject to a 0.50% annual Rule 12b-1 distribution and service fee. The total expense ratio of Advisor Class shares is 0.25%
higher than the total expense ratio of Investor Class shares.

A CLASS shares are sold primarily through employer-sponsored retirement plans through institutions such as investment
advisors, banks, broker-dealers, and insurance companies. A
Class shares are sold at their offering price, which is net
asset value plus an initial sales charge that ranges from 5.75%
to 0.00% for equity funds, depending on the amount invested.
The initial sales charge is deducted from the purchase amount before it is invested. A Class shares may be subject to a
contingent deferred sales charge (CDSC). There is no CDSC on shares acquired through reinvestment of dividends or capital gains. The prospectus contains information regarding reductions and waivers of sales charges for A Class shares. The unified management fee for A Class shares is the same as for Investor
Class shares. A Class shares also are subject to a 0.25% annual
Rule 12b-1 distribution and service fee.

------
73

B CLASS shares are sold primarily through employer-sponsored retirement plans through institutions such as investment
advisors, banks, broker-dealers, and insurance companies. B
Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% after the sixth year. There is no CDSC on
shares acquired through reinvestment of dividends or capital gains. The unified management fee for B Class shares is the
same as for Investor Class shares. B Class shares also are
subject to a 1.00% annual Rule 12b-1 distribution and service fee. B Class shares automatically convert to A Class shares
(with lower expenses) eight years after their purchase date.

C CLASS shares are sold primarily through employer-sponsored retirement plans through institutions such as investment
advisors, banks, broker-dealers, and insurance companies. C
Class shares redeemed within 12 months of purchase are subject to a CDSC of 1.00%. There is no CDSC on shares acquired through reinvestment of dividends or capital gains. The unified
management fee for C Class shares is the same as for Investor
Class shares. C Class shares also are subject to a Rule 12b-1 distribution and service fee of 1.00%.

R CLASS shares are sold primarily through employer-sponsored retirement plans and through institutions such as investment advisors, banks, broker-dealers, and insurance companies. The unified management fee for R Class shares is the same as for
Investor Class shares. R Class shares are subject to a 0.50%
annual Rule 12b-1 distribution and service fee.

All classes of shares represent a pro rata interest in the
funds and generally have the same rights and preferences.

------
74

ADDITIONAL INFORMATION

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA or certain 403(b), 457 and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are
subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible
contributions. In such case, excess amounts of withholding
could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must
notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another
tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through
other electronic means. You have the right to revoke your
withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be
responsible for payment of estimated tax. You may incur
penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your
distribution, your address is within one of the mandatory
withholding states and you have federal income tax withheld.
State taxes will be withheld from your distribution in
accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the funds'
investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. A description of the policies and procedures the
advisor uses in fulfilling this responsibility is available
without charge, upon request, by calling 1-800-345-2021. It is also available on American Century's website at
americancentury.com and on the Securities and Exchange
Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio
securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The funds'
Forms N-Q are available on the SEC's website at sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public
Reference Room may be obtained by calling 1-800-SEC-0330. The funds also make their complete schedule of portfolio holdings for the most recent quarter of their fiscal year available on their website at americancentury.com and, upon request, by
calling 1-800-345-2021.

-------
75

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for
purchase.

The RUSSELL 1000® INDEX is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest companies in the Russell 3000
Index (the 3,000 largest publicly traded U.S. companies, based on total market capitalization).

The RUSSELL 1000® GROWTH INDEX measures the performance of
those Russell 1000 Index companies (the 1,000 largest of the
3,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and
higher forecasted growth values.

The RUSSELL 1000® VALUE INDEX measures the performance of those
Russell 1000 Index companies (the 1,000 largest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower
forecasted growth values.

The RUSSELL 2000® INDEX is a market-capitalization weighted
index created by Frank Russell Company to measure the
performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL 2000® GROWTH INDEX measures the performance of
those Russell 2000 Index companies (the 2,000 smallest of the
3,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and
higher forecasted growth values.

The RUSSELL 2000® VALUE INDEX measures the performance of those
Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower
forecasted growth values.

The RUSSELL MIDCAP® INDEX measures the performance of the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL MIDCAP® GROWTH INDEX measures the performance of those Russell Midcap Index companies (the 800 smallest of the
1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and
higher forecasted growth values.

The RUSSELL MIDCAP® VALUE INDEX measures the performance of
those Russell Midcap Index companies (the 800 smallest of the
1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and
lower forecasted growth values.

The S&P 500 INDEX is a market value-weighted index of the
stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are
considered to be leading firms in dominant industries. Each
stock's weight in the index is proportionate to its market
value. Created by Standard & Poor's, it is considered to be a broad measure of U.S. stock market performance.

------
76

[back cover]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTOR SERVICES REPRESENTATIVE:
1-800-345-2021 or 816-531-5575

INVESTORS USING ADVISORS:
1-800-378-9878

BUSINESS, NOT-FOR-PROFIT,
EMPLOYER-SPONSORED RETIREMENT PLANS:
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL PROFESSIONALS, INSURANCE COMPANIES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 or 816-444-3485

AMERICAN CENTURY MUTUAL FUNDS, INC.

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR
THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT
AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS
PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

American Century Investments
P.O. Box 419200
Kansas City, MO 64141-6200

PRSRT STD
U.S. POSTAGE PAID
AMERICAN CENTURY
COMPANIES

American Century Investment Services, Inc., Distributor

©2007 American Century Proprietary Holdings, Inc. All rights reserved.

The American Century Investments logo, American Century and
American Century Investments are service marks of American
Century Proprietary Holdings, Inc.

0706
SH-SAN-54778S

AMERICAN CENTURY INVESTMENTS
Semiannual Report              April 30, 2007

New Opportunities Fund

[american century investments logo and text logo]

OUR MESSAGE TO YOU

We have the privilege of providing you with the semiannual
report for the American Century® New Opportunities Fund for the
six months ended April 30, 2007. We've gathered this
information to help you monitor your investment. Another
resource is our website, americancentury.com, where we post
company news, portfolio commentaries, investment views, and
other communications about portfolio strategy, personal
finance, government policy, and the markets.

Speaking of company news, American Century announced the
following leadership changes. Chief Investment Officer Mark
Mallon retired in the first quarter of 2007, after nearly a
decade at American Century. Effective January 1, 2007, former
International Equity CIO Enrique Chang became CIO with
responsibilities for the entire investment management
operation. Prior to joining American Century in 2006, Enrique worked at Munder Capital Management, serving the last four
years as president and CIO. Before that, he held a series of senior investment management positions at Vantage Global
Advisors, J. & W. Seligman and Co., and General Reinsurance
Corp.

In January 2007, President and Chief Executive Officer Bill
Lyons announced his retirement after nearly 20 years at
American Century. Chief Financial Officer Jonathan Thomas was
appointed president and CEO effective March 1, 2007. Since
2005, Jonathan has overseen American Century's financial area, with additional responsibilities in purchasing, facilities,
real estate, information technology, operations, and human
resources. Before joining American Century, Jonathan was a
managing director and global chief operating officer of Morgan
Stanley's investment division, and worked in senior leadership roles for Bank of America, Boston Financial Services, and
Fidelity Investments.

We wish to thank Mark and Bill for their many years of
distinguished service -- American Century is a stronger company as a result of their hard work. And we firmly believe their
roles in our firm have transitioned to two talented, committed, and experienced top executives.

[photo of James E. Stowers III and James E. Stowers, Jr.]

/s/ James E. Stowers, Jr.

James E. Stowers, Jr.
FOUNDER AND CO-CHAIRMAN OF THE BOARD
AMERICAN CENTURY COMPANIES, INC.

/s/ James E. Stowers III

James E. Stowers III
DIRECTOR
AMERICAN CENTURY COMPANIES, INC.

      Market Perspective. . . . . . . . . . . . . . . . . . . . . . . . . . 2
       U.S. Stock Index Returns . . . . . . . . . . . . . . . . . . . . . . 2

NEW OPPORTUNITIES

FINANCIAL STATEMENTS

OTHER INFORMATION

      Additional Information. . . . . . . . . . . . . . . . . . . . . . . .19
      Index Definitions . . . . . . . . . . . . . . . . . . . . . . . . . .20

The opinions expressed in the Market Perspective and the
Portfolio Commentary reflect those of the portfolio management team as of the date of the report, and do not necessarily
represent the opinions of American Century or any other person in the American Century organization. Any such opinions are
subject to change at any time based upon market or other
conditions and American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by
American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century fund. Security examples are used for
representational purposes only and are not intended as
recommendations to purchase or sell securities. Performance
information for comparative indices and securities is provided to American Century by third party vendors. To the best of
American Century's knowledge, such information is accurate at the time of printing.

MARKET PERSPECTIVE

[Photo of Chief Investment Officer]

By Enrique Chang, Chief Investment Officer, American Century
Investments

STOCKS RALLIED DESPITE SLOWING ECONOMY

The major U.S. stock indexes advanced during the six months
ended April 30, 2007. Stocks gained ground despite a continued
slowdown in the U.S. economy, resulting primarily from a
further slump in the housing market. U.S. gross domestic
product (GDP) grew at an annualized rate of 2.5% in the fourth quarter of 2006, and the initial estimate of first-quarter 2007
GDP growth was just 1.3%.

In this environment, the Federal Reserve (the Fed) continued to hold short-term interest rates steady after raising them 17
times between June 2004 and June 2006. The Fed's stable
interest rate policy, combined with better-than-expected
corporate earnings, contributed to the stock market's positive sentiment during the reporting period.

Robust merger activity also supported stocks. After a total of nearly $4 trillion in mergers and acquisitions worldwide in
2006 -- including $750 billion in takeovers by private equity firms -- the wheeling and dealing continued in early 2007 with the largest private-equity buyout on record.

Although stocks rose for five of the six months in the
reporting period, the market suffered a sharp decline in late
February amid a drop in the Chinese stock market and growing financial problems among "subprime" lenders. Corporate profit growth also weakened toward the end of the reporting period, ending a streak of double-digit quarterly earnings growth for the companies in the S&P 500 Index that began in 2002.

MID-CAP AND VALUE OUTPERFORMED

As the accompanying table shows, mid-cap stocks led the
market's advance, followed by large-cap issues, while small-cap shares lagged. Value and growth stocks were mixed -- value
modestly outperformed in the large- and mid-cap segments of the market, while small-cap growth stocks outpaced small-cap value.

The best-performing sectors of the stock market during the
period included the utilities, materials, and energy sectors, which benefited from higher commodity prices. Consumer
discretionary and financial stocks posted the weakest returns.
Consumer discretionary stocks were impacted by the modest
economic outlook, while concerns about the contagion of
subprime lending woes weighed on the financial sector.

U.S. Stock Index Returns
For the six months ended April 30, 2007*

RUSSELL 1000 INDEX (LARGE-CAP)             9.10%
Russell 1000 Growth Index                  8.42%
Russell 1000 Value Index                   9.79%

RUSSELL MIDCAP INDEX                      12.24%
Russell Midcap Growth Index               11.77%
Russell Midcap Value Index                12.78%

RUSSELL 2000 INDEX (SMALL-CAP)             6.86%
Russell 2000 Growth Index                  7.42%
Russell 2000 Value Index                   6.36%

*Total returns for periods less than one year are not
annualized.

------
2

PERFORMANCE
New Opportunities

Total Returns as of April 30, 2007
                                                   Average Annual Returns
                                                                     Since      Inception
                        6 months(1)   1 year   5 years  10 years   Inception      Date

NEW OPPORTUNITIES          13.51%      4.88%    6.56%    11.43%      8.66%      12/26/96

RUSSELL 2000 GROWTH
INDEX(2)                   7.42%       4.53%    8.91%    6.71%       5.40%         --

(1) Total returns for periods less than one year are not
annualized.

(2) Data provided by Lipper Inc. - A Reuters Company. © 2007
Reuters. All rights reserved. Any copying, republication or
redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior
written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

  The data contained herein has been obtained from company
reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be
incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and
principal value will fluctuate, and redemption value may be
more or less than original cost. To obtain performance data
current to the most recent month end, please call
1-800-345-2021 or visit americancentury.com. Historically,
small company stocks have been more volatile than the stocks of larger, more established companies. The fund's investment
process may result in high portfolio turnover, high commission costs and high capital gains distributions. In addition, its investment approach may involve higher volatility and risk.
International investing involves specific risks, such as
political instability and currency fluctuations.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a
shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for
comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce
returns, while the total returns of the index do not.
New Opportunities

------
3

New Opportunities

Growth of $10,000 Over 10 Years

$10,000 investment made April 30, 1997

One-Year Returns Over 10 Years
Periods ended April 30
                         1998    1999     2000      2001      2002      2003     2004     2005     2006    2007

New Opportunities       50.50%   5.15%   172.82%   -46.30%   -7.32%   -26.32%   29.85%   -3.73%   42.24%   4.88%

Russell 2000 Growth
Index                   43.70%  -3.77%   31.39%    -24.85%   -8.52%   -23.50%   41.57%   -0.55%   36.13%   4.53%

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and
principal value will fluctuate, and redemption value may be
more or less than original cost. To obtain performance data
current to the most recent month end, please call
1-800-345-2021 or visit americancentury.com. Historically,
small company stocks have been more volatile than the stocks of larger, more established companies. The fund's investment
process may result in high portfolio turnover, high commission costs and high capital gains distributions. In addition, its investment approach may involve higher volatility and risk.
International investing involves specific risks, such as
political instability and currency fluctuations.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a
shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for
comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce
returns, while the total returns of the index do not.

------
4

PORTFOLIO COMMENTARY
New Opportunities

Portfolio Managers: Stafford Southwick and Matthew Ferretti

In January 2007, portfolio manager Harold Bradley left American
Century to pursue another career opportunity. His co-managers,
Mr. Southwick and Mr. Ferretti, who joined the New
Opportunities investment team in 2001 and 2002, respectively, continue to manage the portfolio with support from three
experienced investment analysts.

PERFORMANCE SUMMARY

New Opportunities returned 13.51%* for the six months ended
April 30, 2007, well ahead of the 7.42% return of its
benchmark, the Russell 2000 Growth Index.

On an absolute basis, New Opportunities delivered a very strong return for the six-month period. Every sector of the portfolio produced positive results, led by strong contributions from
industrial and information technology stocks.

In addition, New Opportunities outperformed the Russell 2000
Growth Index by a wide margin. The market environment during the reporting period was favorable for our investment approach, rewarding companies with improving business fundamentals,
accelerating earnings growth, and price momentum. Strong stock selection was the main factor behind the portfolio's
outperformance of the benchmark. During the reporting period, the portfolio derived a meaningful portion of its returns from investments in international holdings.

INDUSTRIALS & MATERIALS BOOSTED RESULTS

There were four broad themes that generated most of the
outperformance relative to the Russell 2000 Growth Index. The first was an emphasis on dry bulk carriers in the industrial sector. Dry bulk carriers are large ships that carry dry goods
-- such as iron ore, coal, or grains -- on long ocean voyages.
Strong demand for dry goods from China and a limited amount of ship capacity led to sharply higher shipping prices, boosting earnings for dry bulk carriers. Our holdings included DryShips,
Diana Shipping, and Eagle Bulk Shipping, all of which performed very well for the reporting period.

We also increased our position in materials stocks, which
posted strong gains during the period. One of the top
contributors was RTI International Metals, which processes
titanium that is used primarily in the aerospace industry.
Strong new aircraft orders caused demand for titanium to
outstrip supply, boosting prices.

Top Ten Holdings as of April 30, 2007
                                                    % of net        % of net
                                                  assets as of    assets as of
                                                    4/30/07         10/31/06

Priceline.com Inc.                                    2.2%            1.6%
i2 Technologies Inc.                                  1.9%            1.5%
ValueClick Inc.                                       1.8%            1.2%
Eagle Bulk Shipping Inc.                              1.7%            1.3%
Cooper Tire & Rubber Co.                              1.6%             --
Deckers Outdoor Corp.                                 1.6%            1.1%
Silgan Holdings Inc.                                  1.6%            1.1%
VASCO Data Security International, Inc.               1.6%            1.1%
Perini Corp.                                          1.5%             --
Middleby Corp. (The)                                  1.5%             --

*Total returns for periods less than one year are not
annualized.

------
5

New Opportunities

TECHNOLOGY & TELECOM ADDED VALUE

Another theme was the strong performance of the portfolio's
Internet-related stocks. The portfolio's top relative
performance contributor was VASCO Data Security International, which makes authentication tokens for secure access to
corporate networks. Heightened concerns about the security of data on corporate networks led to increased demand for VASCO's products.

The final theme relates to telecommunication services, which made up a small portion of the portfolio but had an outsized impact on performance. Domestically, we benefited from our
position in Cogent Communications Group, which provides
broadband services to corporate customers. The company's
relatively low prices contributed to strong customer growth. We also had success with our international telecom exposure,
particularly Russian telecom provider Golden Telecom and South
American telecom company Telecom Argentina.

HEALTH CARE DETRACTED FROM PERFORMANCE

Health care was the only sector of the portfolio to detract
from relative results. Matrixx Initiatives, which makes cold and flu medication, declined as the flu season proved to be
milder than expected. Another weak performer was Cooper Cos., which makes contact lenses. New product delays and declining demand led to an earnings shortfall during the reporting period.

The portfolio's biggest individual detractor from relative
performance was OM Group, which makes metal-based and specialty chemical products. The market reacted negatively to the
company's decision to sell its nickel business. Outsourcing
company PeopleSupport also fell significantly amid higher wage costs and the loss of a large client. Based on our investment process, we sold our positions in Matrixx, Cooper, OM, and
PeopleSupport.

STARTING POINT FOR NEXT REPORTING PERIOD

We continue to find attractive stocks that meet our investment criteria. Most recently, we have been adding to our positions in consumer staples stocks, particularly specialty beverage
companies and food producers that are expanding into
alternative energy, such as biodiesel. We also cut back
considerably on our financial holdings, reducing our exposure to banks and mortgage finance companies, and we remain
underweight in this sector.

Top Five Industries as of April 30, 2007
                                            % of net          % of net
                                          assets as of      assets as of
                                             4/30/07          10/31/06

Health Care Equipment & Supplies              7.1%              3.1%
Internet Software & Services                  6.9%              7.8%
Software                                      5.9%              4.9%
Machinery                                     4.9%              3.9%
Textiles, Apparel & Luxury Goods              4.6%              3.7%

Types of Investments in Portfolio
                                            % of net          % of net
                                          assets as of      assets as of
                                             4/30/07          10/31/06

Domestic Common Stocks                        89.4%            86.7%
Foreign Common Stocks(1)                      10.7%            12.3%
TOTAL COMMON STOCKS                          100.1%            99.0%
Temporary Cash Investments                    0.6%              4.1%
Other Assets and Liabilities                 (0.7)%            (3.1)%

(1) Includes depositary shares, dual listed securities and
foreign ordinary shares.

------
6

SHAREHOLDER FEE EXAMPLE (UNAUDITED)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including
management fees; distribution and service (12b-1) fees; and
other fund expenses. This example is intended to help you
understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of
investing in other mutual funds.

The example is based on an investment of $1,000 made at the
beginning of the period and held for the entire period from
November 1, 2006 to April 30, 2007.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses
Paid During Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century fund, or Institutional Class shares of the American Century
Diversified Bond Fund, in an American Century account (i.e., not a financial intermediary or retirement plan account),
American Century may charge you a $12.50 semiannual account
maintenance fee if the value of those shares is less than
$10,000. We will redeem shares automatically in one of your
accounts to pay the $12.50 fee. In determining your total
eligible investment amount, we will include your investments in all PERSONAL ACCOUNTS (including American Century Brokerage
accounts) registered under your Social Security number.
PERSONAL ACCOUNTS include individual accounts, joint accounts,
UGMA/UTMA accounts, personal trusts, Coverdell Education
Savings Accounts and IRAs (including traditional, Roth,
Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other
retirement accounts. If you have only business, business
retirement, employer-sponsored or American Century Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your
accounts exclusively online. If you are subject to the Account
Maintenance Fee, your account value could be reduced by the fee amount.

------
7

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any
transactional costs, such as sales charges (loads) or
redemption/exchange fees. Therefore, the table is useful in
comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In
addition, if these transactional costs were included, your
costs would have been higher.

                    Beginning     Ending      Expenses Paid
                     Account      Account     During Period*    Annualized
                      Value        Value        11/1/06 -        Expense
                     11/1/06      4/30/07        4/30/07          Ratio*

Actual               $1,000      $1,135.10        $7.94           1.50%

Hypothetical         $1,000      $1,017.36        $7.50           1.50%

*Expenses are equal to the fund's annualized expense ratio
listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

------
8

SCHEDULE OF INVESTMENTS
New Opportunities

APRIL 30, 2007 (UNAUDITED)

Shares                                 ($ IN THOUSANDS)                              Value

Common Stocks -- 100.1%

AEROSPACE & DEFENSE -- 1.7%
         80,618  EDO Corp.                                                         $ 2,217
         49,183  Esterline Technologies Corp.(1)                                     2,052
                                                                                  --------
                                                                                     4,269
                                                                                  --------
AIRLINES -- 1.3%
         51,077  Copa Holdings SA Cl A                                               3,110
                                                                                  --------
AUTO COMPONENTS -- 2.8%
        210,674  Cooper Tire & Rubber Co.                                            4,072
         98,731  Spartan Motors, Inc.                                                2,812
                                                                                  --------
                                                                                     6,884
                                                                                  --------
BEVERAGES -- 0.6%
         48,443  Jones Soda Co.(1)                                                   1,191
         15,783  National Beverage Corp.(1)                                            246
                                                                                  --------
                                                                                     1,437
                                                                                  --------
CAPITAL MARKETS -- 4.0%
         63,528  Cohen & Steers Inc.                                                 3,259
         20,430  FCStone Group, Inc.(1)                                                921
         38,699  GFI Group Inc.(1)                                                   2,680
         36,773  HFF Inc. Cl A(1)                                                      588
         52,798  Stifel Financial Corp.(1)                                           2,371
                                                                                  --------
                                                                                     9,819
                                                                                  --------
CHEMICALS -- 3.3%
         43,872  Flotek Industries Inc.(1)                                           1,720
        112,383  Koppers Holdings Inc.                                               3,252
        116,056  Terra Industries Inc.(1)                                            2,047
         36,070  Zoltek Companies, Inc.(1)                                           1,098
                                                                                  --------
                                                                                     8,117
                                                                                  --------
COMMERCIAL BANKS -- 0.4%
         87,341  BBVA Banco Frances SA ADR                                           1,020
                                                                                  --------
COMMERCIAL SERVICES & SUPPLIES -- 1.8%
         38,297  Huron Consulting Group Inc.(1)                                      2,319
         59,124  TeleTech Holdings Inc.(1)                                           2,231
                                                                                  --------
                                                                                     4,550
                                                                                  --------
COMMUNICATIONS EQUIPMENT -- 0.6%
         72,586  Globecomm Systems Inc.(1)                                             972
         21,595  Silicom Ltd.(1)                                                       486
                                                                                  --------
                                                                                     1,458
                                                                                  --------
COMPUTERS & PERIPHERALS -- 0.9%
        119,053  Novatel Wireless, Inc.(1)                                           2,166
                                                                                  --------
CONSTRUCTION & ENGINEERING -- 1.7%
          8,113  Foster Wheeler Ltd.(1)                                                558
         88,036  Perini Corp.(1)                                                     3,751
                                                                                  --------
                                                                                     4,309
                                                                                  --------

Shares                                 ($ IN THOUSANDS)                              Value

CONTAINERS & PACKAGING -- 1.6%
         69,173  Silgan Holdings Inc.                                              $ 3,969
                                                                                  --------
DIVERSIFIED -- 1.7%
         26,100  iShares Dow Jones U.S. Healthcare Sector Index Fund                 1,858
         43,737  iShares Dow Jones U.S. Technology Sector Index Fund                 2,480
                                                                                  --------
                                                                                     4,338
                                                                                  --------
DIVERSIFIED FINANCIAL SERVICES -- 0.2%
         96,079  Optionable, Inc.(1)                                                   543
                                                                                  --------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 2.8%
        131,569  Cogent Communications Group, Inc.(1)                                3,350
         43,537  Golden Telecom Inc.                                                 2,552
         44,569  Telecom Argentina SA ADR(1)                                         1,005
                                                                                  --------
                                                                                     6,907
                                                                                  --------
ELECTRIC UTILITIES -- 0.8%
         52,501  Empire District Electric Co.                                        1,297
         26,371  Portland General Electric Co.                                         764
                                                                                  --------
                                                                                     2,061
                                                                                  --------
ELECTRICAL EQUIPMENT -- 1.0%
         65,859  SGL Carbon AG ORD(1)                                                2,587
                                                                                  --------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 2.4%
        122,359  Bell Microproducts Inc.(1)                                            832
         76,978  Dolby Laboratories Inc. Cl A(1)                                     2,727
        176,472  SMART Modular Technologies (WWH), Inc.(1)                           2,347
                                                                                  --------
                                                                                     5,906
                                                                                  --------
ENERGY EQUIPMENT & SERVICES -- 3.3%
         29,587  Bolt Technology Corp.(1)                                            1,202
         53,283  CARBO Ceramics Inc.                                                 2,314
         22,547  Hanover Compressor Co.(1)                                             488
         47,155  Matrix Service Co.(1)                                               1,151
         56,499  Superior Offshore International, Inc.(1)                            1,032
         84,349  TGS Nopec Geophysical Company ASA ORD(1)                            1,958
                                                                                  --------
                                                                                     8,145
                                                                                  --------
FOOD & STAPLES RETAILING -- 1.2%
        117,270  Spartan Stores, Inc.                                                3,021
                                                                                  --------
FOOD PRODUCTS -- 2.3%
        364,816  Darling International Inc.(1)                                       2,798
         47,996  Green Mountain Coffee Roasters, Inc.(1)                             2,934
                                                                                  --------
                                                                                     5,732
                                                                                  --------

------
9

New Opportunities

Shares                                 ($ IN THOUSANDS)                              Value

GAS UTILITIES -- 0.7%
         45,348  South Jersey Industries Inc.                                      $ 1,781
                                                                                  --------
HEALTH CARE EQUIPMENT & SUPPLIES -- 7.1%
        145,566  Align Technology Inc.(1)                                            3,298
         94,604  CONMED Corp.(1)                                                     2,867
         38,773  Cynosure Inc. Cl A(1)                                               1,212
         33,854  Dade Behring Holdings Inc.                                          1,663
         76,548  I-Flow Corp.(1)                                                     1,185
        123,287  IRIS International Inc.(1)                                          1,672
         46,198  Kinetic Concepts Inc.(1)                                            2,310
         95,039  Micrus Endovascular Corp.(1)                                        2,113
        122,948  Sonic Innovations, Inc.(1)                                          1,209
                                                                                  --------
                                                                                    17,529
                                                                                  --------
HEALTH CARE PROVIDERS & SERVICES -- 4.6%
         33,094  Almost Family Inc.(1)                                                 608
         56,180  Chemed Corp.                                                        2,826
        118,069  Hanger Orthopedic Group Inc.(1)                                     1,407
         93,934  HealthExtras, Inc.(1)                                               2,907
         45,635  WellCare Health Plans Inc.(1)                                       3,678
                                                                                  --------
                                                                                    11,426
                                                                                  --------
HEALTH CARE TECHNOLOGY -- 1.2%
        127,747  Omnicell Inc.(1)                                                    2,931
                                                                                  --------
HOTELS RESTAURANTS & LEISURE - 3.5%
        122,413  Burger King Holdings, Inc.                                          2,873
         34,284  Monarch Casino & Resort Inc.(1)                                       914
        123,717  MTR Gaming Group, Inc.(1)                                           1,978
        223,197  Premier Exhibitions Inc.(1)                                         3,016
                                                                                     8,781
                                                                                  --------
HOUSEHOLD DURABLES -- 1.1%
        367,528  Syntax-Brillian Corp.(1)                                            2,624
                                                                                  --------
INSURANCE -- 2.2%
        130,044  AMERISAFE, Inc.(1)                                                  2,618
         56,818  Navigators Group Inc.(1)                                            2,903
                                                                                  --------
                                                                                     5,521
                                                                                  --------
INTERNET & CATALOG RETAIL -- 2.2%
         96,098  Priceline.com Inc.(1)                                               5,347
                                                                                  --------
INTERNET SOFTWARE & SERVICES -- 6.9%
        102,526  Chordiant Software Inc.(1)                                          1,356
         15,178  Equinix Inc.(1)                                                     1,267
        153,319  GigaMedia Ltd.(1)                                                   2,159
        229,554  Interwoven Inc.(1)                                                  3,505

Shares                                 ($ IN THOUSANDS)                              Value

        637,255  On2 Technologies, Inc.(1)                                         $ 1,427
         31,192  Switch & Data Facilities Co. Inc.(1)                                  572
        155,266  ValueClick Inc.(1)                                                  4,440
        110,072  Vocus Inc.(1)                                                       2,476
                                                                                  --------
                                                                                    17,202
                                                                                  --------
IT SERVICES -- 1.6%
         74,244  Syntel Inc.                                                         2,602
         35,775  VeriFone Holdings Inc.(1)                                           1,263
                                                                                  --------
                                                                                     3,865
                                                                                  --------
LEISURE EQUIPMENT & PRODUCTS -- 0.4%
         46,093  Oakley, Inc.                                                        1,112
                                                                                  --------
LIFE SCIENCES TOOLS & SERVICES -- 0.4%
        157,351  DRAXIS Health Inc.(1)                                                 895
                                                                                  --------
MACHINERY -- 4.9%
         63,088  Astec Industries Inc.(1)                                            2,568
         23,427  CIRCOR International Inc.                                             853
        145,358  Deutz AG ORD(1)                                                     2,332
         40,744  Manitowoc Co., Inc. (The)                                           2,780
         26,799  Middleby Corp. (The)(1)                                             3,678
                                                                                  --------
                                                                                    12,211
                                                                                  --------
MARINE -- 4.2%
        162,675  Diana Shipping Inc.                                                 3,294
         86,391  DryShips Inc.                                                       3,057
        184,885  Eagle Bulk Shipping Inc.                                            4,163
                                                                                  --------
                                                                                    10,514
                                                                                  --------
MEDIA -- 0.4%
         32,116  Entercom Communications Corp. Cl A                                    891
                                                                                  --------
METALS & MINING -- 4.6%
        163,048  Hecla Mining Co.(1)                                                 1,436
         55,049  Northwest Pipe Co.(1)                                               1,968
         37,498  RTI International Metals, Inc.(1)                                   3,535
         36,561  Schnitzer Steel Industries, Inc. Cl A                               1,898
         59,276  Universal Stainless & Alloy Products, Inc.(1)                       2,640
                                                                                  --------
                                                                                    11,477
                                                                                  --------
OIL, GAS & CONSUMABLE FUELS -- 1.8%
         17,995  DCP Midstream Partners, L.P.                                          738
         14,991  Global Partners L.P.                                                  561
         51,872  Petroleum Development Corp.(1)                                      2,698
         13,457  Western Refining Inc.                                                 533
                                                                                  --------
                                                                                     4,530
                                                                                  --------

------
10

New Opportunities

Shares                                 ($ IN THOUSANDS)                              Value

PERSONAL PRODUCTS -- 1.6%
         33,418  Bare Escentuals Inc.(1)                                           $ 1,351
         44,621  Chattem, Inc.(1)                                                    2,550
                                                                                  --------
                                                                                     3,901
                                                                                  --------
REAL ESTATE INVESTMENT TRUSTS -- 0.5%
         82,625  Quadra Realty Trust, Inc.(1)                                        1,154
                                                                                  --------
REAL ESTATE MANAGEMENT & DEVELOPMENT -- 0.9%
        102,357  IRSA Inversiones y Representaciones SA GDR(1)                       2,141
                                                                                  --------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 1.4%
         80,049  Tessera Technologies Inc.(1)                                        3,425
                                                                                  --------
SOFTWARE -- 5.9%
        189,110  Aspen Technology, Inc.(1)                                           2,568
        168,867  FalconStor Software, Inc.(1)                                        1,945
        188,207  i2 Technologies Inc.(1)                                             4,793
         93,309  Magma Design Automation, Inc.(1)                                    1,281
        184,174  VASCO Data Security International, Inc.(1)                          3,939
                                                                                  --------
                                                                                    14,526
                                                                                  --------
SPECIALTY RETAIL -- 1.0%
         65,488  Jos. A. Bank Clothiers, Inc.(1)                                     2,530
                                                                                  --------
TEXTILES, APPAREL & LUXURY GOODS -- 4.6%
         26,512  Crocs, Inc.(1)                                                      1,481
         53,140  Deckers Outdoor Corp.(1)                                            4,024
         20,880  G-III Apparel Group, Ltd.(1)                                          369
         84,720  Perry Ellis International, Inc.(1)                                  2,813
        100,306  Warnaco Group Inc. (The)(1)                                         2,837
                                                                                  --------
                                                                                    11,524
                                                                                  --------
TOTAL COMMON STOCKS
(Cost $201,112)                                                                    248,186
                                                                                  --------

Shares                                 ($ IN THOUSANDS)                              Value

Temporary Cash Investments -- 0.6%

Repurchase Agreement, Bank of America Securities, LLC, (collateralized by various U.S. Treasury obligations,
4.50%-4.625%, 3/31/09-11/15/16, valued at $1,537), in a joint trading account at 5.09%, dated 4/30/07, due 5/1/07
(Delivery value $1,500)
(Cost $1,500)                                                                      $ 1,500
                                                                                  --------
TOTAL INVESTMENT SECURITIES -- 100.7%
(Cost $202,612)                                                                    249,686
                                                                                  --------
OTHER ASSETS AND LIABILITIES -- (0.7)%                                             (1,795)
                                                                                  --------
TOTAL NET ASSETS -- 100.0%                                                        $247,891
                                                                                  ========

Notes to Schedule of Investments

ADR = American Depositary Receipt
GDR = Global Depositary Receipt
ORD = Foreign Ordinary Share

(1) Non-income producing.

See Notes to Financial Statements.

------
11

STATEMENT OF ASSETS AND LIABILITIES

APRIL 30, 2007 (UNAUDITED) (AMOUNTS IN THOUSANDS EXCEPT PER-SHARE AMOUNTS)

ASSETS

Investment securities, at value (cost of $202,612)                                $249,686

Receivable for investments sold                                                      5,759

Dividends and interest receivable                                                      100
                                                                                 ---------
                                                                                   255,545
                                                                                 ---------

LIABILITIES

Disbursements in excess of demand deposit cash                                         501

Payable for investments purchased                                                    6,849

Accrued management fees                                                                304
                                                                                 ---------
                                                                                     7,654
                                                                                 ---------

NET ASSETS                                                                        $247,891
                                                                                 =========

CAPITAL SHARES, $0.01 PAR VALUE

Authorized                                                                         300,000
                                                                                 =========
Outstanding                                                                         33,907
                                                                                 =========

NET ASSET VALUE PER SHARE                                                            $7.31
                                                                                 =========

NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus)                                           $307,088

Accumulated net investment loss                                                      (904)

Accumulated net realized loss on investment and foreign currency
transactions                                                                     (105,367)

Net unrealized appreciation on investments and translation of assets and
liabilities in foreign currencies                                                   47,074
                                                                                 ---------
                                                                                  $247,891
                                                                                 =========

See Notes to Financial Statements.

------
12

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 2007 (UNAUDITED) (AMOUNTS IN THOUSANDS)

INVESTMENT INCOME (LOSS)

INCOME:

Dividends                                                                            $ 854

Interest                                                                                69
                                                                                   -------
                                                                                       923
                                                                                   -------
EXPENSES:

Management fees                                                                      1,819

Directors' fees and expenses                                                             2

Other expenses                                                                           6
                                                                                   -------
                                                                                     1,827
                                                                                   -------

NET INVESTMENT INCOME (LOSS)                                                         (904)
                                                                                   -------

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) on investment and foreign
currency transactions                                                               14,956

Change in net unrealized appreciation (depreciation)
on investments and translation of assets and liabilities in foreign currencies      17,034
                                                                                   -------

NET REALIZED AND UNREALIZED GAIN (LOSS)                                             31,990
                                                                                   -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                    $31,086
                                                                                   =======

See Notes to Financial Statements.

------
13

STATEMENT OF CHANGES IN NET ASSETS

SIX MONTHS ENDED APRIL 30, 2007 (UNAUDITED) AND YEAR ENDED OCTOBER 31, 2006 (AMOUNTS IN
THOUSANDS)

Increase (Decrease) in Net Assets                                        2007         2006

OPERATIONS

Net investment income (loss)                                          $ (904)    $ (2,176)

Net realized gain (loss)                                               14,956       35,957

Change in net unrealized appreciation (depreciation)                   17,034        (894)
                                                                     --------    ---------
Net increase (decrease) in net assets resulting from operations        31,086       32,887
                                                                     --------    ---------

CAPITAL SHARE TRANSACTIONS

Proceeds from shares sold                                               6,231       25,292

Payments for shares redeemed(1)                                      (37,302)     (50,767)
                                                                     --------    ---------
Net increase (decrease) in net assets from capital share
transactions                                                         (31,071)     (25,475)
                                                                     --------    ---------

NET INCREASE (DECREASE) IN NET ASSETS                                      15        7,412

NET ASSETS

Beginning of period                                                   247,876      240,464
                                                                     --------    ---------
End of period                                                        $247,891     $247,876
                                                                     ========     ========

Accumulated net investment loss                                        $(904)           --
                                                                     ========     ========

TRANSACTIONS IN SHARES OF THE FUND

Sold                                                                      907        3,875

Redeemed                                                              (5,505)      (8,088)
                                                                     --------    ---------
Net increase (decrease) in shares of the fund                         (4,598)      (4,213)
                                                                     ========     ========

(1) Net of redemption fees of $-- and $62, respectively.

See Notes to Financial Statements.

------
14

NOTES TO FINANCIAL STATEMENTS

APRIL 30, 2007 (UNAUDITED) (AMOUNTS IN THOUSANDS)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Mutual Funds, Inc. (the
corporation) is registered under the Investment Company Act of
1940 (the 1940 Act) as an open-end management investment
company. New Opportunities Fund (the fund) is one fund in a
series issued by the corporation. The fund is diversified under the 1940 Act. The fund's investment objective is to seek
long-term capital growth. The fund pursues its objective by
investing primarily in common stocks of smaller-sized companies that management believes will increase in value over time. The following is a summary of the fund's significant accounting
policies.

SECURITY VALUATIONS -- Securities traded primarily on a
principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local
convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued
through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued
through a commercial pricing service or at amortized cost,
which approximates fair value. Securities traded on foreign
securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New
York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to
materially change the net asset value, that security would be valued at fair value as determined in accordance with
procedures adopted by the Board of Directors. If the fund
determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned
above do not reflect the security's fair value, such security is valued at its fair value as determined by, or in accordance with procedures adopted by, the Board of Directors or its
designee if such fair value determination would materially
impact a fund's net asset value. Certain other circumstances may cause the fund to fair value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market
holiday and no trading will commence.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are
determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes
withheld, if any, is recorded as of the ex-dividend date.
Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities
initially expressed in foreign currencies are translated into
U.S. dollars at prevailing exchange rates at period end.
Purchases and sales of investment securities, dividend and
interest income, and certain expenses are translated at the
rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than
investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from
changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment
securities are a component of realized gain (loss) on
investment transactions and unrealized appreciation
(depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund
records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase
agreements with institutions that American Century Investment
Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of
Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the
custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities
transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase
agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management

------
15

APRIL 30, 2007 (UNAUDITED) (AMOUNTS IN THOUSANDS)

agreements with ACIM or American Century Global Investment
Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by
U.S. Treasury or Agency obligations.

EXCHANGE TRADED FUNDS -- The funds may invest in exchange
traded funds (ETFs). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to
track the performance and dividend yield of a particular
domestic or foreign market index. A fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have management fees, which
increase their cost.

INCOME TAX STATUS -- It is the fund's policy to distribute
substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated
investment company under provisions of the Internal Revenue
Code. Accordingly, no provision has been made for federal or state income taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

REDEMPTION -- The fund may impose a 2% redemption fee on shares held less than 180 days. The redemption fee is recorded as a reduction in the cost of shares redeemed. The redemption fee is retained by the fund and help cover transaction costs that
long-term investors may bear when a fund sells securities to meet investor redemptions.

INDEMNIFICATIONS -- Under the corporation's organizational
documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their
duties to the fund. In addition, in the normal course of
business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these
arrangements is unknown as this would involve future claims
that may be made against the fund. The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the
United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a
Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in
exchange for a single, unified management fee (the fee) per
class. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and
expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees)
and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in
arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula.
This formula takes into account all of the investment advisor's assets under management in the fund's investment strategy
(strategy assets) to calculate the appropriate fee rate for the fund. The strategy assets include the fund's assets and the
assets of other clients of the investment advisor that are not in the American Century family of funds, but that have the same investment team and investment strategy. The annual management fee schedule for the fund ranges from 1.10% to 1.50%. The
effective annual management fee for the fund for the six months ended April 30, 2007 was 1.50%.

RELATED PARTIES -- Certain officers and directors of the
corporation are also officers and/or directors, and, as a
group, controlling stockholders of American Century Companies,
Inc. (ACC), the parent of the corporation's investment advisor,
ACIM, the distributor of the corporation, American Century
Investment Services, Inc., and the corporation's transfer
agent, American Century Services, LLC.

Beginning in December 2006, the fund was eligible to invest in a money market fund for temporary purposes, which was managed by J.P. Morgan Investment Management, Inc. (JPMIM). JPMIM is a
wholly owned subsidiary of JPMorgan Chase & Co. (JPM). The fund has a bank line of credit agreement with JPMorgan Chase Bank
(JPMCB). JPMCB is a custodian of the fund and a wholly owned subsidiary of JPMorgan Chase & Co. (JPM). JPM is an equity
investor in ACC.

------
16

APRIL 30, 2007 (UNAUDITED) (AMOUNTS IN THOUSANDS)

3. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, excluding
short-term investments, for the six months ended April 30,
2007, were $237,424 and $266,527, respectively.

4. BANK LINE OF CREDIT

The fund, along with certain other funds managed by ACIM or
ACGIM, has a $500 million unsecured bank line of credit
agreement with JPMCB. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions.
Borrowings under the agreement bear interest at the Federal
Funds rate plus 0.40%. The fund did not borrow from the line during the six months ended April 30, 2007.

5. RISK FACTORS

The fund concentrates its investments in common stocks of small companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies. The fund's investment process may result in high portfolio turnover, high commission costs and high capital gains distributions. In addition, it's investment approach may involve higher volatility and risk. There are
certain risks involved in investing in foreign securities.
These risks include those resulting from future adverse
political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

6. FEDERAL TAX INFORMATION

The book-basis character of distributions made during the year from net investment income or net realized gains may differ
from their ultimate characterization for federal income tax
purposes. These differences reflect the differing character of certain income items and net realized gains and losses for
financial statement and tax purposes, and may result in
reclassification among certain capital accounts on the
financial statements.

As of April 30, 2007, the components of investments for federal income tax purposes were as follows:

Federal tax cost of investments                                 $202,666
                                                               =========
Gross tax appreciation of investments                            $48,600

Gross tax depreciation of investments                            (1,580)
                                                               ---------
Net tax appreciation (depreciation) of investments               $47,020
                                                               =========

The difference between book-basis and tax-basis cost and
unrealized appreciation (depreciation) is attributable
primarily to the tax deferral of losses on wash sales.

As of October 31, 2006, the fund had accumulated capital losses of $(120,290), which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers of $(82,591)
and $(37,699) expire in 2009 through 2010, respectively.

7. RECENTLY ISSUED ACCOUNTING STANDARDS

In June 2006, the Financial Accounting Standards Board (FASB)
issued Interpretation No. 48, "Accounting for Uncertainty in
Income Taxes -- an Interpretation of FASB Statement No. 109"
(FIN 48). FIN 48 establishes a minimum threshold for financial statement recognition of the benefit of positions taken in
filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax
disclosures. FIN 48 is effective for fiscal years beginning
after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. The FASB issued
Statement of Financial Accounting Standards No. 157, "Fair
Value Measurements" (FAS 157), in September 2006, which is
effective for fiscal years beginning after November 15, 2007.
FAS 157 defines fair value, establishes a framework for
measuring fair value and expands the required financial
statement disclosures about fair value measurements. Management is currently evaluating the impact of adopting FIN 48 and FAS
157.

------
17

FINANCIAL HIGHLIGHTS
New Opportunities

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
                       2007(1)        2006        2005        2004        2003        2002

PER-SHARE DATA

Net Asset
Value,
Beginning of
Period                   $6.44       $5.63       $5.06       $5.06       $4.01       $4.80
                      --------    --------    --------    --------    --------    --------
Income From
Investment
Operations

 Net
 Investment
 Income
 (Loss)                 (0.03)      (0.06)      (0.06)      (0.06)      (0.04)      (0.05)

 Net
 Realized
 and
 Unrealized
 Gain
 (Loss)                   0.90        0.87        0.63        0.06        1.09      (0.74)
                      --------    --------    --------    --------    --------    --------
 Total From
 Investment
 Operations               0.87        0.81        0.57          --        1.05      (0.79)
                      --------    --------    --------    --------    --------    --------
Net Asset
Value, End of
Period                   $7.31       $6.44       $5.63       $5.06       $5.06       $4.01
                      ========    ========     =======    ========    ========    ========

TOTAL RETURN(2)         13.51%      14.39%      11.26%       0.00%      26.18%    (16.46)%

RATIOS/SUPPLEMENTAL DATA

Ratio of
Operating
Expenses to
Average Net
Assets                1.50%(3)       1.50%       1.50%       1.49%       1.50%       1.50%

Ratio of Net
Investment
Income (Loss)
to Average Net
Assets              (0.74)%(3)     (0.84)%     (0.98)%     (1.04)%     (0.98)%     (1.02)%

Portfolio
Turnover Rate              98%        298%        260%        269%        217%        175%

Net Assets, End
of Period (in
thousands)            $247,891    $247,876    $240,464    $273,555    $318,226    $297,180

(1) For the six months ended April 30, 2007 (unaudited).

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for
periods less than one year are not annualized.

(3) Annualized.

See Notes to Financial Statements.

------
18

ADDITIONAL INFORMATION

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA or certain 403(b), 457 and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are
subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible
contributions. In such case, excess amounts of withholding
could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must
notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another
tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through
other electronic means. You have the right to revoke your
withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be
responsible for payment of estimated tax. You may incur
penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your
distribution, your address is within one of the mandatory
withholding states and you have federal income tax withheld.
State taxes will be withheld from your distribution in
accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the fund's
investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the
advisor uses in fulfilling this responsibility is available
without charge, upon request, by calling 1-800-345-2021. It is also available on American Century's website at
americancentury.com and on the Securities and Exchange
Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio
securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form
N-Q is available on the SEC's website at sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public
Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its
website at americancentury.com and, upon request, by calling
1-800-345-2021.

------
19

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for
purchase.

The RUSSELL 1000® INDEX is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest companies in the Russell 3000
Index (the 3,000 largest publicly traded U.S. companies, based on total market capitalization).

The RUSSELL 1000® GROWTH INDEX measures the performance of
those Russell 1000 Index companies (the 1,000 largest of the
3,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and
higher forecasted growth values.

The RUSSELL 1000® VALUE INDEX measures the performance of those
Russell 1000 Index companies (the 1,000 largest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower
forecasted growth values.

The RUSSELL 2000® INDEX is a market-capitalization weighted
index created by Frank Russell Company to measure the
performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL 2000® GROWTH INDEX measures the performance of
those Russell 2000 Index companies (the 2,000 smallest of the
3,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and
higher forecasted growth values.

The RUSSELL 2000® VALUE INDEX measures the performance of those
Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower
forecasted growth values.

The RUSSELL MIDCAP® INDEX measures the performance of the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL MIDCAP® GROWTH INDEX measures the performance of those Russell Midcap Index companies (the 800 smallest of the
1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and
higher forecasted growth values.

The RUSSELL MIDCAP® VALUE INDEX measures the performance of
those Russell Midcap Index companies (the 800 smallest of the
1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and
lower forecasted growth values.

The S&P 500 INDEX is a market value-weighted index of the
stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are
considered to be leading firms in dominant industries. Each
stock's weight in the index is proportionate to its market
value. Created by Standard & Poor's, it is considered to be a broad measure of U.S. stock market performance.

------
20

[blank page]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTOR SERVICES REPRESENTATIVE:
1-800-345-2021 or 816-531-5575

BUSINESS, NOT-FOR-PROFIT,
EMPLOYER-SPONSORED RETIREMENT PLANS:
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL PROFESSIONALS, INSURANCE COMPANIES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 or 816-444-3485

AMERICAN CENTURY MUTUAL FUNDS, INC.

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR
THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT
AUTHORIZED FOR DISTriBUTION TO PROSPECTIVE INVESTORS UNLESS
PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

                         PRSRT STD
                         U.S. POSTAGE PAID
                         AMERICAN CENTURY
                         COMPANIES

American Century Investments
P.O. Box 419200
Kansas City, MO 64141-6200

American Century Investment Services, Inc., Distributor

The American Century Investments logo, American Century and
American Century Investments are service marks of American
Century Proprietary Holdings, Inc.

©2007 American Century Proprietary Holdings, Inc. All rights reserved.

0706
SH-SAN-54781S

[front cover]

AMERICAN CENTURY INVESTMENTS
Semiannual Report               April 30, 2007

Balanced Fund

[american century investments logo and text logo]

OUR MESSAGE TO YOU

We have the privilege of providing you with the semiannual
report for the American Century® Balanced Fund for the six
months ended April 30, 2007. We've gathered this information to help you monitor your investment. Another resource is our
website, americancentury.com, where we post company news,
portfolio commentaries, investment views, and other
communications about portfolio strategy, personal finance,
government policy, and the markets.

Speaking of company news, American Century announced the
following leadership changes. Chief Investment Officer Mark
Mallon retired in the first quarter of 2007, after nearly a
decade at American Century. Effective January 1, 2007, former
International Equity CIO Enrique Chang became CIO with
responsibilities for the entire investment management
operation. Prior to joining American Century in 2006, Enrique worked at Munder Capital Management, serving the last four
years as president and CIO. Before that, he held a series of senior investment management positions at Vantage Global
Advisors, J. & W. Seligman and Co., and General Reinsurance
Corp.

In January 2007, President and Chief Executive Officer Bill
Lyons announced his retirement after nearly 20 years at
American Century. Chief Financial Officer Jonathan Thomas was
appointed president and CEO effective March 1, 2007. Since
2005, Jonathan has overseen American Century's financial area, with additional responsibilities in purchasing, facilities,
real estate, information technology, operations, and human
resources. Before joining American Century, Jonathan was a
managing director and global chief operating officer of Morgan
Stanley's investment division, and worked in senior leadership roles for Bank of America, Boston Financial Services, and
Fidelity Investments.

We wish to thank Mark and Bill for their many years of
distinguished service -- American Century is a stronger company as a result of their hard work. And we firmly believe their
roles in our firm have transitioned to two talented, committed, and experienced top executives.

[photo of James E. Stowers, Jr. and James E. Stowers III]

/s/James E. Stowers, Jr.
James E. Stowers, Jr.
FOUNDER AND CO-CHAIRMAN OF THE BOARD
AMERICAN CENTURY COMPANIES, INC.

/s/James E. Stowers III
James E. Stowers III
DIRECTOR
AMERICAN CENTURY COMPANIES, INC.

      Market Perspective. . . . . . . . . . . . . . . . . . . . . . . . . .  2
       U.S. Market Returns. . . . . . . . . . . . . . . . . . . . . . . . .  2

BALANCED

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Market Perspective and the
Portfolio Commentary reflect those of the portfolio management team as of the date of the report, and do not necessarily
represent the opinions of American Century or any other person in the American Century organization. Any such opinions are
subject to change at any time based upon market or other
conditions and American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by
American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century fund. Security examples are used for
representational purposes only and are not intended as
recommendations to purchase or sell securities. Performance
information for comparative indices and securities is provided to American Century by third party vendors. To the best of
American Century's knowledge, such information is accurate at the time of printing.

MARKET PERSPECTIVE

[Photo of Chief Investment Officer]

By Enrique Chang, Chief Investment Officer, American Century
Investments

STOCKS RALLIED DESPITE SLOWING ECONOMY

The major U.S. stock indexes advanced during the six months
ended April 30, 2007. Stocks gained ground despite a continued
slowdown in the U.S. economy, resulting primarily from a
further slump in the housing market. U.S. gross domestic
product (GDP) grew at an annualized rate of 2.5% in the fourth quarter of 2006, and the initial estimate of first-quarter 2007
GDP growth was just 1.3%.

In this environment, the Federal Reserve (the Fed) continued to hold short-term interest rates steady after raising them 17
times between June 2004 and June 2006. The Fed's stable
interest rate policy, combined with better-than-expected
corporate earnings, contributed to the stock market's positive sentiment during the reporting period.

Robust merger activity also supported stocks. After a total of nearly $4 trillion in mergers and acquisitions worldwide in
2006 -- including $750 billion in takeovers by private equity firms -- the wheeling and dealing continued in early 2007 with the largest private-equity buyout on record.

BONDS ALSO GAINED GROUND

The U.S. bond market also generated positive results during the reporting period, though gains were more modest than in the
stock market. The slowing economic environment and stable Fed interest rate policy contributed favorably to bond market
performance. However, the bond rally was restrained by
lingering inflation concerns as energy prices increased by 12%
during the reporting period.

Treasury bond yields finished the period about where they
started and remained at approximately the same absolute level across the maturity spectrum (a condition known as a "flat
yield curve"). The two-year Treasury note yield finished the reporting period at 4.60%, while the 10-year Treasury note
yield ended at 4.63%.

Most sectors of the investment-grade taxable bond market posted similar 2-3% returns for the six-month period. Mortgage-backed securities were the best performers, benefiting from their
attractive combination of credit quality and yield. Corporate bonds also performed well, while Treasury bonds lagged as
investors sought higher-yielding securities.

U.S. Market Returns
For the six months ended April 30, 2007*

STOCK INDICES
Russell 1000 Index (large-cap)             9.10%
Russell Midcap Index                      12.24%
Russell 2000 Index (small-cap)             6.86%

LEHMAN BROTHERS BOND INDICES
Aggregate (broad bond market)              2.64%
Fixed-Rate Mortgage-Backed                 2.96%
Corporate (investment-grade)               2.78%
Agency                                     2.45%
Treasury                                   2.19%

*Total returns for periods less than one year are not
annualized.

------
2

PERFORMANCE
Balanced

Total Returns as of April 30, 2007
                                                   Average Annual Returns
                                                         10          Since      Inception
                         6 months(1)   1 year   5 years   years    Inception      Date

INVESTOR CLASS              6.14%      11.20%    7.80%    7.05%      9.17%      10/20/88

NEW BLENDED INDEX(2)        6.21%      12.11%    7.39%    7.71%    10.35%(3)       --

OLD BLENDED INDEX           6.22%      12.09%    7.37%    7.70%    10.33%(3)       --

S&P 500 INDEX(4)            8.60%      15.24%    8.54%    8.05%    11.89%(3)       --

CITIGROUP US BROAD
INVESTMENT-GRADE BOND
INDEX(2)                    2.62%      7.41%     5.12%    6.38%    7.46%(3)        --

LEHMAN BROTHERS U.S.
AGGREGATE INDEX(4)          2.64%      7.36%     5.06%    6.35%    7.42%(3)        --

Institutional Class         6.19%      11.42%    8.01%     --        4.17%       5/1/00

Advisor Class               6.02%      10.93%    7.54%    6.79%      6.52%       1/6/97

(1) Total returns for periods less than one year are not
annualized.

(2) In September of 2006, the fund's blended index changed. The old blended index was represented by 60% of the S&P 500 Index and the remaining 40% was represented by the Lehman Brothers
U.S. Aggregate Index. The new blended index is represented by
60% of the S&P 500 Index and the remaining 40% is represented by the Citigroup US Broad Investment-Grade Bond Index. The
fund's investment advisor believes this index better represents the fund's portfolio composition.

(3) Since 10/31/88, the date nearest the Investor Class's
inception for which data are available.

(4) Data provided by Lipper Inc. - A Reuters Company. ©2007
Reuters. All rights reserved. Any copying, republication or
redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior
written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
  The data contained herein has been obtained from company
reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be
incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and
principal value will fluctuate, and redemption value may be
more or less than original cost. To obtain performance data
current to the most recent month end, please call
1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Returns for the indices are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------
3

Balanced

Growth of $10,000 Over 10 Years

$10,000 investment made April 30, 1997

One-Year Returns Over 10 Years
Periods ended April 30
                    1998    1999     2000     2001     2002      2003      2004    2005     2006      2007

Investor Class     25.61%  10.05%    8.16%   -4.25%   -5.14%    -2.95%    14.98%   7.23%    9.43%    11.20%

New blended index  28.48%  16.04%    6.76%   -3.14%   -4.54%    -3.83%    14.17%   6.07%    9.40%    12.11%

Old blended index  28.45%  16.04%    6.80%   -3.14%   -4.55%    -3.82%    14.15%   6.01%    9.37%    12.09%
S&P 500 Index      41.07%  21.82%   10.13%  -12.97%  -12.63%   -13.31%    22.88%   6.34%   15.42%    15.24%

Citigroup US
Broad
Investment-Grade
Bond Index         10.97%  6.30%     1.17%   12.38%    7.85%    10.45%     1.88%   5.39%    0.78%    7.41%

Lehman Brothers
U.S. Aggregate
Index              10.91%  6.27%     1.26%   12.39%    7.84%    10.47%     1.82%   5.26%    0.71%    7.36%

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and
principal value will fluctuate, and redemption value may be
more or less than original cost. To obtain performance data
current to the most recent month end, please call
1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Returns for the indices are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------
4

PORTFOLIO COMMENTARY
Balanced

Equity Portfolio Managers: Bill Martin, Tom Vaiana, Fei Zou
Fixed-Income Portfolio Managers: Dave MacEwen, Bob Gahagan, Jim
Keegan, Jeff Houston, Hando Aguilar, Brian Howell, John Walsh,
Dan Schiffman

PERFORMANCE SUMMARY

Balanced returned 6.14%* for the six months ended April 30,
2007, compared with the 6.21% return of its benchmark (a
blended index consisting of 60% S&P 500 Index and 40% Citigroup
Broad Investment-Grade Bond [BIG] Index).

Returns for both the fund and the benchmark were driven by
solid gains for stocks and moderate returns for bonds. The
portfolio's equity portion modestly outpaced the S&P 500, while its fixed-income component modestly trailed the Citigroup BIG
Index, producing a return that essentially matched that of the benchmark. (It's worth noting that the fund's results reflected operating expenses, while the benchmark's return did not.)

STOCK PORTION OUTPERFORMED

Balanced's stock component outpaced the S&P 500 during the
reporting period. Stock selection drove the equity portion's outperformance, most notably in the economically sensitive
materials and energy sectors.

Strong stock choices among chemicals companies and an
overweight in metals and mining stocks added value in the
materials sector. The top contributor was chemicals producer
Celanese, which reported strong earnings as increased demand led to price increases. In the energy sector, the portfolio
benefited from an emphasis on oil producers and refiners, led by oil and gas refiner Tesoro, which surged as persistently
high gasoline prices boosted profit margins.

Our best individual equity contributor was close-out retailer
Big Lots, which reported earnings well above expectations
thanks to a restructuring program that produced better
inventory control and an improved selection of merchandise.

On the downside, stock selection in the health care and
utilities sectors detracted the most from results relative to the S&P 500. Biotechnology stocks had the biggest negative

Balanced's Top Ten Stock Holdings
as of April 30, 2007
                                                  % of equity          % of S&P
                                                   holdings           500 Index

Exxon Mobil Corp.                                    5.0%                3.4%
Citigroup Inc.                                       3.5%                2.0%
JPMorgan Chase & Co.                                 3.0%                1.4%
International Business Machines Corp.                2.8%                1.2%
Bank of America Corp.                                2.7%                1.7%
Hewlett-Packard Co.                                  2.5%                0.9%
Morgan Stanley                                       2.3%                0.7%
Cisco Systems Inc.                                   2.3%                1.2%
Chevron Corp.                                        2.2%                1.3%
TXU Corp.                                            2.0%                0.2%

Balanced's Top Five Stock Industries
as of April 30, 2007
                                                  % of equity          % of S&P
                                                   holdings           500 Index

Oil, Gas & Consumable Fuels                          11.5%               8.3%
Diversified Financial Services                       10.4%               5.6%
Capital Markets                                      5.4%                3.8%
IT Services                                          5.3%                2.3%
Health Care Providers & Services                     5.2%                2.3%

*All fund returns referenced in this commentary are for
Investor Class shares. Total returns for periods less than one year are not annualized.

------
5

Balanced

impact in the health care sector, particularly an overweight in
Amgen, which fell amid safety concerns about the company's
blockbuster anemia drug. Utilities comprised the
best-performing sector in the S&P 500, and our missteps in this sector were largely missed opportunities -- that is, not owning the best-performing stocks.

FIXED-INCOME LAGGED SLIGHTLY

The portfolio's bond portion performed in line with the return of the Citigroup BIG Index.

Sector allocation detracted modestly from the fixed-income
component's performance relative to the benchmark. We held an underweight in corporate bonds, a defensive position designed to protect the portfolio from "event risk"-- the risk of a
leveraged buyout, share buyback, or special dividend that
benefits stockholders at the expense of bondholders. This
positioning weighed on relative results as corporate securities performed well during the reporting period.

In addition, an overweight position in commercial
mortgage-backed securities (CMBS) had a negative impact as
heavy supply in the CMBS market restrained performance. We
reduced our exposure to CMBS toward the end of the period.

On the positive side, the portfolio benefited from its
overweight in fixed-rate mortgage-backed securities, which were the best performers among investment-grade bonds for the
reporting period. An underweight in the lagging Treasury sector also added value relative to the benchmark.

The fixed-income component was positioned to benefit from a
steeper yield curve -- that is, a widening gap between short-
and long-term bond yields -- and this paid off during the
reporting period as shorter-term yields declined while
longer-term yields rose slightly.

STARTING POINT FOR NEXT REPORTING PERIOD

Despite a sharp decline in late February, stocks performed well in the first four months of 2007. But a slowing economy and
decelerating corporate earnings growth could present challenges for the market in the coming months. In this environment, we will continue to focus on our disciplined investment process, which we believe will produce favorable results over the long term. On the fixed-income side, we intend to maintain our
current positioning, given the low risk premiums and narrow
valuations in the bond market. We expect to remain underweight corporate bonds and retain our yield curve positioning.

Key Fixed-Income Portfolio Statistics
                                                     As of              As of
                                                    4/30/07            10/31/06

Weighted Average Maturity                          4.4 years          5.4 years
Average Duration (Effective)                       4.6 years          4.6 years

Types of Investments in Portfolio
                                                   % of fund          % of fund
                                                  investments        investments
                                                     as of              as of
                                                    4/30/07            10/31/06

Common Stocks                                        50.2%              52.9%
Mortgage- & Asset-Backed Securities                  17.5%              20.6%
U.S. Treasury Securities                             6.7%                4.6%
U.S. Government Agency Securities                    5.4%                6.2%
Corporate Bonds                                      4.7%                6.3%
Other                                                0.2%                0.9%
Temporary Cash Investments                           2.2%                2.1%
Temporary Cash Investments -
Securities Lending Collateral                        13.1%               6.4%

------
6

SHAREHOLDER FEE EXAMPLE (UNAUDITED)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including
management fees; distribution and service (12b-1) fees; and
other fund expenses. This example is intended to help you
understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of
investing in other mutual funds.

The example is based on an investment of $1,000 made at the
beginning of the period and held for the entire period from
November 1, 2006 to April 30, 2007.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses
Paid During Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century fund, or Institutional Class shares of the American Century
Diversified Bond Fund, in an American Century account (i.e., not a financial intermediary or retirement plan account),
American Century may charge you a $12.50 semiannual account
maintenance fee if the value of those shares is less than
$10,000. We will redeem shares automatically in one of your
accounts to pay the $12.50 fee. In determining your total
eligible investment amount, we will include your investments in all PERSONAL ACCOUNTS (including American Century Brokerage
accounts) registered under your Social Security number.
PERSONAL ACCOUNTS include individual accounts, joint accounts,
UGMA/UTMA accounts, personal trusts, Coverdell Education
Savings Accounts and IRAs (including traditional, Roth,
Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other
retirement accounts. If you have only business, business
retirement, employer-sponsored or American Century Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your
accounts exclusively online. If you are subject to the Account
Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

------
7

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any
transactional costs, such as sales charges (loads) or
redemption/exchange fees. Therefore, the table is useful in
comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In
addition, if these transactional costs were included, your
costs would have been higher.

                        Beginning                        Expenses Paid
                      Account Value   Ending Account     During Period*      Annualized
                         11/1/06       Value 4/30/07   11/1/06 - 4/30/07   Expense Ratio*

ACTUAL
Investor Class           $1,000          $1,061.40           $4.60              0.90%
Institutional Class      $1,000          $1,061.90           $3.58              0.70%
Advisor Class            $1,000          $1,060.20           $5.87              1.15%

HYPOTHETICAL
Investor Class           $1,000          $1,020.33           $4.51              0.90%
Institutional Class      $1,000          $1,021.32           $3.51              0.70%
Advisor Class            $1,000          $1,019.09           $5.76              1.15%

*Expenses are equal to the class's annualized expense ratio
listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

------
8

SCHEDULE OF INVESTMENTS
Balanced Fund

APRIL 30, 2007 (UNAUDITED)

Shares/Principal Amount             ($ IN THOUSANDS)                                 Value

Common Stocks -- 61.2%

AEROSPACE & DEFENSE -- 1.2%
     12,070  Boeing Co.                                                            $ 1,123
     69,746  Lockheed Martin Corp.                                                   6,705
                                                                                 ---------
                                                                                     7,828
                                                                                 ---------
AIR FREIGHT & LOGISTICS -- 0.5%
      5,054  C.H. Robinson Worldwide Inc.                                              270
      9,126  FedEx Corporation                                                         962
     32,809  United Parcel Service, Inc. Cl B                                        2,311
                                                                                 ---------
                                                                                     3,543
                                                                                 ---------
AIRLINES -- 0.1%
     24,322  Southwest Airlines Co.                                                    349
                                                                                 ---------
BEVERAGES -- 0.2%
     19,412  Coca-Cola Company (The)                                                 1,013
                                                                                 ---------
BIOTECHNOLOGY -- 1.4%
    115,115  Amgen Inc.(1)                                                           7,384
     28,556  Biogen Idec Inc.(1)                                                     1,348
      9,758  Gilead Sciences, Inc.(1)                                                  797
                                                                                 ---------
                                                                                     9,529
                                                                                 ---------
CAPITAL MARKETS -- 3.2%
     36,021  Goldman Sachs Group, Inc. (The)                                         7,875
     74,033  Mellon Financial Corp.(2)                                               3,178
     18,770  Merrill Lynch & Co., Inc.                                               1,694
    110,394  Morgan Stanley                                                          9,274
                                                                                 ---------
                                                                                    22,021
                                                                                 ---------
CHEMICALS -- 0.7%
     41,650  Celanese Corp., Series A                                                1,382
     22,227  H.B. Fuller Company(2)                                                    568
     79,904  Lyondell Chemical Co.                                                   2,486
                                                                                 ---------
                                                                                     4,436
                                                                                 ---------
COMMERCIAL BANKS -- 0.9%
    159,471  Wells Fargo & Co.                                                       5,723
                                                                                 ---------
COMMUNICATIONS EQUIPMENT -- 1.4%
    346,015  Cisco Systems Inc.(1)                                                   9,252
                                                                                 ---------
COMPUTERS & PERIPHERALS -- 2.2%
    239,917  Hewlett-Packard Co.                                                    10,110
     65,100  Lexmark International, Inc. Cl A(1)                                     3,548
     17,528  NCR Corp.(1)                                                              883
                                                                                 ---------
                                                                                    14,541
                                                                                 ---------
CONSTRUCTION & ENGINEERING -- 0.8%
    100,242  Chicago Bridge & Iron Company New York Shares                           3,471
     21,520  EMCOR Group Inc.(1)(2)                                                  1,349
     11,731  Perini Corp.(1)                                                           500
                                                                                 ---------
                                                                                     5,320
                                                                                 ---------

Shares/Principal Amount             ($ IN THOUSANDS)                                 Value

CONSUMER FINANCE -- 0.9%
     73,509  American Express Co.                                                  $ 4,459
     67,487  AmeriCredit Corp.(1)(2)                                                 1,703
                                                                                 ---------
                                                                                     6,162
                                                                                 ---------
CONTAINERS & PACKAGING -- 0.3%
     43,599  Rock-Tenn Co. Cl A(2)                                                   1,668
      4,942  Sonoco Products Co.                                                       211
                                                                                 ---------
                                                                                     1,879
                                                                                 ---------
DIVERSIFIED CONSUMER SERVICES -- 0.5%
     67,765  Sotheby's Holdings Cl A(2)                                              3,498
                                                                                 ---------
DIVERSIFIED FINANCIAL SERVICES -- 6.3%
    218,000  Bank of America Corp.(4)                                               11,096
    263,734  Citigroup Inc.(4)                                                      14,142
    231,807  JPMorgan Chase & Co.(4)                                                12,077
     78,657  McGraw-Hill Companies, Inc. (The)(4)                                    5,154
                                                                                 ---------
                                                                                    42,469
                                                                                 ---------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.3%
    156,412  AT&T Inc.                                                               6,057
      2,525  CenturyTel Inc.                                                           116
     57,097  Verizon Communications Inc.                                             2,180
                                                                                 ---------
                                                                                     8,353
                                                                                 ---------
ELECTRIC UTILITIES -- 0.8%
     11,526  El Paso Electric Co.(1)(2)                                                304
     43,733  Entergy Corp.                                                           4,949
      2,622  Reliant Energy Inc.(1)(2)                                                  58
                                                                                 ---------
                                                                                     5,311
                                                                                 ---------
ELECTRICAL EQUIPMENT -- 0.5%
     51,496  Acuity Brands Inc.(2)                                                   3,044
                                                                                 ---------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 0.1%
      8,757  Avnet Inc.(1)                                                             358
                                                                                 ---------
ENERGY EQUIPMENT & SERVICES -- 0.1%
     10,354  Halliburton Co.                                                           329
      3,492  National Oilwell Varco, Inc.(1)                                           296
                                                                                 ---------
                                                                                       625
                                                                                 ---------
FOOD & STAPLES RETAILING -- 1.1%
    230,334  Kroger Co. (The)                                                        6,797
      8,519  Safeway Inc.                                                              309
                                                                                 ---------
                                                                                     7,106
                                                                                 ---------
FOOD PRODUCTS -- 1.6%
     96,553  Campbell Soup Co.                                                       3,775
    113,721  General Mills, Inc.                                                     6,812
                                                                                 ---------
                                                                                    10,587
                                                                                 ---------

------
9

Balanced

Shares/Principal Amount             ($ IN THOUSANDS)                                 Value

GAS UTILITIES -- 0.3%
     33,475  Nicor Inc.(2)                                                         $ 1,715
                                                                                 ---------
HEALTH CARE EQUIPMENT & SUPPLIES -- 2.0%
     56,699  Baxter International Inc.                                               3,211
     69,772  Becton Dickinson & Co.                                                  5,491
     43,304  Kinetic Concepts Inc.(1)                                                2,165
     26,874  Mettler-Toledo International, Inc.(1)                                   2,623
                                                                                 ---------
                                                                                    13,490
                                                                                 ---------
HEALTH CARE PROVIDERS & SERVICES -- 3.2%
     55,456  AMERIGROUP Corporation(1)(2)                                            1,560
     17,562  Apria Healthcare Group Inc.(1)(2)                                         557
     28,619  Healthspring Inc.(1)(2)                                                   673
    105,643  Humana Inc.(1)                                                          6,681
    101,058  McKesson Corp.                                                          5,945
     70,066  WellCare Health Plans Inc.(1)(2)                                        5,647
                                                                                 ---------
                                                                                    21,063
                                                                                 ---------
HOTELS, RESTAURANTS & LEISURE -- 0.5%
     53,652  Choice Hotels International Inc.(2)                                     2,020
     30,035  McDonald's Corporation                                                  1,450
                                                                                 ---------
                                                                                     3,470
                                                                                 ---------
HOUSEHOLD DURABLES -- 0.3%
      1,504  NVR, Inc.(1)(2)                                                         1,240
     18,743  Snap-on Incorporated                                                    1,021
                                                                                 ---------
                                                                                     2,261
                                                                                 ---------
HOUSEHOLD PRODUCTS -- 0.4%
     32,570  Colgate-Palmolive Co.                                                   2,207
      7,516  Energizer Holdings Inc.(1)                                                730
                                                                                 ---------
                                                                                     2,937
                                                                                 ---------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS -- 1.9%
    205,549  AES Corp. (The)(1)                                                      4,520
    122,316  TXU Corp.                                                               8,022
                                                                                 ---------
                                                                                    12,542
                                                                                 ---------
INSURANCE -- 3.0%
     99,979  American Financial Group, Inc.(2)                                       3,527
     49,813  Arch Capital Group Ltd.(1)                                              3,627
     86,025  Aspen Insurance Holdings Ltd.                                           2,281
    113,885  Axis Capital Holdings Limited                                           4,224
     57,722  Berkley (W.R.) Corp.                                                    1,876
    111,080  Endurance Specialty Holdings Ltd.                                       4,157
      1,657  Odyssey Re Holdings Corp.                                                  69
      3,203  PartnerRe Ltd.(2)                                                         231
      6,417  Philadelphia Consolidated Holding Co.(1)(2)                               278
                                                                                 ---------
                                                                                    20,270
                                                                                 ---------
INTERNET & CATALOG RETAIL -- 0.1%
      6,401  Priceline.com Inc.(1)(2)                                                  356
                                                                                 ---------

Shares/Principal Amount             ($ IN THOUSANDS)                                 Value

IT SERVICES -- 3.2%
    165,825  Accenture Ltd. Cl A                                                   $ 6,484
     56,300  Acxiom Corp.                                                            1,272
     35,001  Electronic Data Systems Corp.                                           1,023
    112,204  International Business Machines Corp.                                  11,469
     37,515  Total System Services Inc.(2)                                           1,165
                                                                                 ---------
                                                                                    21,413
                                                                                 ---------
LEISURE EQUIPMENT & PRODUCTS -- 0.8%
     53,131  Hasbro, Inc.                                                            1,679
    129,416  Mattel, Inc.                                                            3,663
                                                                                 ---------
                                                                                     5,342
                                                                                 ---------
LIFE SCIENCES TOOLS & SERVICES -- 0.5%
    112,872  Applera Corporation - Applied Biosystems Group                          3,526
                                                                                 ---------
MACHINERY -- 0.4%
     29,957  Cummins Inc.                                                            2,761
                                                                                 ---------
MEDIA -- 2.5%
    129,490  DIRECTV Group, Inc. (The)(1)                                            3,087
    105,521  EchoStar Communications Corp. Cl A(1)                                   4,910
      6,518  Omnicom Group Inc.                                                        683
     36,287  Regal Entertainment Group                                                 789
     48,242  Sinclair Broadcast Group, Inc. Cl A(2)                                    788
    185,209  Walt Disney Co. (The)                                                   6,478
                                                                                 ---------
                                                                                    16,735
                                                                                 ---------
METALS & MINING -- 0.4%
        931  Cleveland-Cliffs Inc.(2)                                                   65
     26,836  Nucor Corp.                                                             1,703
      6,894  United States Steel Corp.                                                 700
                                                                                 ---------
                                                                                     2,468
                                                                                 ---------
MULTILINE RETAIL -- 2.4%
    244,580  Big Lots, Inc.(1)(2)                                                    7,875
     44,293  Dollar Tree Stores Inc.(1)                                              1,742
     88,730  Kohl's Corp.(1)                                                         6,570
                                                                                 ---------
                                                                                    16,187
                                                                                 ---------
OFFICE ELECTRONICS -- 0.1%
     20,150  Xerox Corp.(1)                                                            373
                                                                                 ---------
OIL, GAS & CONSUMABLE FUELS -- 6.9%
    112,706  Chevron Corp.                                                           8,768
    126,944  EnCana Corp.                                                            6,658
    257,160  Exxon Mobil Corp.                                                      20,414
     55,728  Marathon Oil Corp.                                                      5,659
     31,008  Tesoro Corp.                                                            3,758
     23,653  Valero Energy Corp.                                                     1,661
                                                                                 ---------
                                                                                    46,918
                                                                                 ---------

------
10

Balanced

Shares/Principal Amount             ($ IN THOUSANDS)                                 Value

PERSONAL PRODUCTS -- 0.4%
     47,636  NBTY Inc.(1)(2)                                                       $ 2,354
                                                                                 ---------
PHARMACEUTICALS -- 2.1%
    132,379  Merck & Co., Inc.                                                       6,810
    265,291  Pfizer Inc.                                                             7,019
                                                                                 ---------
                                                                                    13,829
                                                                                 ---------
REAL ESTATE INVESTMENT TRUSTS -- 0.2%
     23,650  Potlatch Corp.(2)                                                       1,026
                                                                                 ---------
REAL ESTATE MANAGEMENT & DEVELOPMENT -- 0.1%
      7,128  Jones Lang LaSalle Inc.                                                   766
                                                                                 ---------
ROAD & RAIL -- 0.5%
     10,964  Burlington Northern Santa Fe Corp.                                        960
     11,939  CSX Corporation                                                           515
     11,605  Norfolk Southern Corp.                                                    618
      8,158  Union Pacific Corp.                                                       932
                                                                                 ---------
                                                                                     3,025
                                                                                 ---------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 0.9%
     84,171  Amkor Technology Inc.(1)(2)                                             1,178
    129,848  Applied Materials, Inc.                                                 2,496
      7,496  MEMC Electronic Materials Inc.(1)                                         411
     12,123  Novellus Systems, Inc.(1)(2)                                              392
     15,862  ON Semiconductor Corp.(1)(2)                                              170
     75,876  Teradyne, Inc.(1)                                                       1,324
                                                                                 ---------
                                                                                     5,971
                                                                                 ---------
SOFTWARE -- 0.3%
     54,836  BMC Software Inc.(1)                                                    1,775
      6,532  Microsoft Corporation                                                     196
     11,753  Oracle Corp.(1)                                                           221
                                                                                 ---------
                                                                                     2,192
                                                                                 ---------
SPECIALTY RETAIL -- 0.8%
     27,651  American Eagle Outfitters, Inc.                                           815
     33,442  AutoZone, Inc.(1)                                                       4,449
      7,150  Gymboree Corp.(1)(2)                                                      273
                                                                                 ---------
                                                                                     5,537
                                                                                 ---------
THRIFTS & MORTGAGE FINANCE -- 0.6%
      3,574  Downey Financial Corp.(2)                                                 239
     30,441  FirstFed Financial Corp.(1)(2)                                          1,872
     38,158  Washington Mutual, Inc.                                                 1,602
                                                                                 ---------
                                                                                     3,713
                                                                                 ---------
WIRELESS TELECOMMUNICATION SERVICES -- 0.3%
     32,730  Telephone & Data Systems, Inc.(2)                                       1,864
                                                                                 ---------
TOTAL COMMON STOCKS
(Cost $329,671)                                                                    407,051
                                                                                 ---------

Shares/Principal Amount             ($ IN THOUSANDS)                                 Value

U.S. Government Agency Mortgage-Backed Securities(3) -- 13.7%

      $ 144  FHLMC, 7.00%, 10/1/12(4)                                                 $149
      2,474  FHLMC, 4.50%, 1/1/19(4)                                                 2,403
        158  FHLMC, 6.50%, 1/1/28(4)                                                   163
      1,268  FHLMC, 5.50%, 12/1/33(4)                                                1,257
     13,652  FNMA, 5.50%, settlement date 5/14/07(5)                                13,503
     16,458  FNMA, 6.00%, settlement date 5/14/07(5)                                16,586
      9,841  FNMA, 6.50%, settlement date 5/14/07(5)                                10,050
        196  FNMA, 6.00%, 2/1/09(4)                                                    197
         19  FNMA, 6.50%, 5/1/11(4)                                                     20
        244  FNMA, 7.50%, 11/1/11(4)                                                   251
          2  FNMA, 6.50%, 10/1/12(4)                                                     2
         10  FNMA, 6.50%, 5/1/13(4)                                                     10
         18  FNMA, 6.50%, 5/1/13(4)                                                     18
         17  FNMA, 6.50%, 6/1/13(4)                                                     17
         41  FNMA, 6.50%, 6/1/13(4)                                                     42
          8  FNMA, 6.50%, 6/1/13(4)                                                      8
         10  FNMA, 6.50%, 6/1/13(4)                                                     10
         42  FNMA, 6.50%, 6/1/13(4)                                                     43
        140  FNMA, 6.00%, 1/1/14(4)                                                    142
        490  FNMA, 6.00%, 4/1/14(4)                                                    499
      1,945  FNMA, 4.50%, 5/1/19(4)                                                  1,887
        996  FNMA, 4.50%, 5/1/19(4)                                                    966
      3,989  FNMA, 5.00%, 9/1/20(4)                                                  3,936
         29  FNMA, 6.50%, 1/1/28(4)                                                     30
        133  FNMA, 7.00%, 1/1/28(4)                                                    139
        190  FNMA, 6.50%, 1/1/29(4)                                                    196
        195  FNMA, 7.50%, 7/1/29(4)                                                    205
         32  FNMA, 7.00%, 5/1/30(4)                                                     33
        100  FNMA, 7.50%, 9/1/30(4)                                                    104
        159  FNMA, 6.50%, 9/1/31(4)                                                    164
         50  FNMA, 7.00%, 9/1/31(4)                                                     52
        274  FNMA, 6.50%, 1/1/32(4)                                                    283
        584  FNMA, 7.00%, 6/1/32(4)                                                    611
        286  FNMA, 6.50%, 8/1/32(4)                                                    295
      1,694  FNMA, 5.50%, 6/1/33(4)                                                  1,680
      2,244  FNMA, 5.50%, 7/1/33(4)                                                  2,226
      1,836  FNMA, 5.50%, 8/1/33(4)                                                  1,822
      1,115  FNMA, 5.50%, 9/1/33(4)                                                  1,106
      8,699  FNMA, 5.00%, 11/1/33(4)                                                 8,428
      8,068  FNMA, 5.50%, 1/1/34(4)                                                  8,002
      5,299  FNMA, 4.50%, 9/1/35(4)                                                  4,983

------
11

Balanced

Shares/Principal Amount             ($ IN THOUSANDS)                                 Value

    $ 6,056  FNMA, 5.00%, 2/1/36(4)                                                $ 5,859
        250  GNMA, 7.00%, 4/20/26(4)                                                   261
        141  GNMA, 7.50%, 8/15/26(4)                                                   148
         36  GNMA, 7.00%, 2/15/28(4)                                                    38
        113  GNMA, 7.50%, 2/15/28(4)                                                   118
         61  GNMA, 7.00%, 12/15/28(4)                                                   64
         56  GNMA, 8.00%, 12/15/29(4)                                                   60
        303  GNMA, 7.00%, 5/15/31(4)                                                   318
      1,845  GNMA, 5.50%, 11/15/32(4)                                                1,838
                                                                                 ---------
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES
(Cost $91,404)                                                                      91,222
                                                                                 ---------
U.S. Treasury Securities -- 8.1%

      1,165  U.S. Treasury Bonds, 8.125%, 8/15/21(2)(4)                              1,556
      4,200  U.S. Treasury Bonds, 7.125%, 2/15/23(2)(4)                              5,235
      6,515  U.S. Treasury Bonds, 6.125%, 11/15/27(2)(4)                             7,555
        628  U.S. Treasury Bonds, 6.25%, 5/15/30(2)(4)                                 748
      1,932  U.S. Treasury Bonds, 4.50%, 2/15/36(2)(4)                               1,833
      5,398  U.S. Treasury Inflation Indexed Notes, 2.375%, 1/15/17(2)(4)            5,484
      6,500  U.S. Treasury Notes, 4.625%, 10/31/11(2)(4)                             6,530
      8,075  U.S. Treasury Notes, 4.625%, 2/29/12(2)(4)                              8,114
      4,000  U.S. Treasury Notes, 4.25%, 8/15/14(2)(4)                               3,920
      7,600  U.S. Treasury Notes, 4.50%, 11/15/15(2)(4)                              7,542
      2,500  U.S. Treasury Notes, 4.625%, 11/15/16(2)(4)                             2,499
      3,138  U.S. Treasury Notes, 4.625%, 2/15/17(2)(4)                              3,138
                                                                                 ---------
TOTAL U.S. TREASURY SECURITIES
(Cost $53,932)                                                                      54,154
                                                                                 ---------
U.S. Government Agency Securities -- 6.6%

      3,200  FHLB, 4.875%, 8/22/07(4)                                                3,197
      3,800  FHLB, 4.625%, 2/1/08(4)                                                 3,785
      2,475  FHLMC, 5.00%, 9/16/08(2)(4)                                             2,476
      9,370  FHLMC, 5.25%, 5/21/09(4)                                                9,447
      2,660  FHLMC, 5.75%, 1/15/12(2)(4)                                             2,764
      4,030  FHLMC, 4.75%, 1/19/16(2)(4)                                             3,978
      4,970  FNMA, 4.75%, 8/3/07(4)                                                  4,965
      3,800  FNMA, 6.625%, 9/15/09(4)                                                3,954

Shares/Principal Amount             ($ IN THOUSANDS)                                 Value

    $ 2,300  FNMA, 4.375%, 7/17/13(4)                                              $ 2,235
      7,200  FNMA, 5.80%, 2/9/26(4)                                                  7,217
                                                                                 ---------
TOTAL U.S. GOVERNMENT AGENCY SECURITIES
(Cost $43,894)                                                                      44,018
                                                                                 ---------

Corporate Bonds -- 5.7%

AEROSPACE & DEFENSE -- 0.3%
        532  Honeywell International Inc., 5.30%, 3/15/17(4)                           527
        378  Lockheed Martin Corp., 6.15%, 9/1/36(4)                                   395
        530  United Technologies Corp., 4.375%, 5/1/10(2)(4)                           522
        454  United Technologies Corp., 6.05%, 6/1/36(4)                               473
                                                                                 ---------
                                                                                     1,917
                                                                                 ---------
BEVERAGES -- 0.2%
        421  Miller Brewing Co., 4.25%, 8/15/08 (Acquired 1/6/04, Cost
             $428)(4)(6)                                                               415
        670  SABMiller plc, 6.20%, 7/1/11 (Acquired 6/27/06, Cost $670)(4)(6)          693
                                                                                 ---------
                                                                                     1,108
                                                                                 ---------
BIOTECHNOLOGY -- 0.1%
        457  Genentech, Inc., 4.75%, 7/15/15(4)                                        441
                                                                                 ---------
CAPITAL MARKETS -- 0.3%
        490  Lehman Brothers Holdings Inc., 5.00%, 1/14/11(2)(4)                       487
        331  Merrill Lynch & Co., Inc., 4.25%, 2/8/10(4)                               323
        609  Merrill Lynch & Co., Inc., 4.79%, 8/4/10(4)                               604
        280  Morgan Stanley, 4.00%, 1/15/10(4)                                         273
        250  Morgan Stanley, 4.25%, 5/15/10(2)(4)                                      245
                                                                                 ---------
                                                                                     1,932
                                                                                 ---------
COMMERCIAL BANKS -- 0.5%
        455  Capital One Financial Corp., 5.70%, 9/15/11(4)                            459
        450  PNC Bank N.A., 4.875%, 9/21/17(4)                                         431
        328  PNC Funding Corp., 5.125%, 12/14/10(4)                                    329
        373  Wachovia Bank N.A., 4.80%, 11/1/14(4)                                     361
        583  Wachovia Bank N.A., 4.875%, 2/1/15(4)                                     566

------
12

Balanced

Shares/Principal Amount             ($ IN THOUSANDS)                                 Value

      $ 478  Wachovia Corp., 5.625%, 10/15/16(4)                                      $483
        516  Wells Fargo & Co., 4.625%, 8/9/10(4)                                      511
                                                                                 ---------
                                                                                     3,140
                                                                                 ---------
CONSUMER FINANCE(7)
        250  American Express Centurion Bank, 4.375%, 7/30/09(4)                       247
                                                                                 ---------
DIVERSIFIED FINANCIAL SERVICES -- 0.6%
        820  Bank of America Corp., 4.375%, 12/1/10(4)                                 803
        420  Bank of America N.A., 5.30%, 3/15/17(4)                                   416
        360  Bank of America N.A., 6.00%, 10/15/36(4)                                  367
        722  Citigroup Inc., 5.00%, 9/15/14(4)                                         707
        279  Citigroup Inc., 6.125%, 8/25/36(4)                                        289
        340  General Electric Capital Corp., 6.125%, 2/22/11(4)                        352
        516  John Deere Capital Corp., 4.50%, 8/25/08(4)                               511
        532  John Deere Capital Corp., 5.50%, 4/13/17(4)                               535
        435  JPMorgan Chase & Co., 6.75%, 2/1/11(4)                                    458
                                                                                 ---------
                                                                                     4,438
                                                                                 ---------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.4%
        517  AT&T Corp., 7.30%, 11/15/11(4)                                            563
        350  AT&T Inc., 6.80%, 5/15/36(2)(4)                                           381
         70  BellSouth Corp., 6.875%, 10/15/31(4)                                       76
        219  Embarq Corp., 7.08%, 6/1/16(4)                                            227
        490  Telecom Italia Capital SA, 4.00%, 1/15/10(4)                              475
        304  Verizon Communications Inc., 5.55%, 2/15/16(4)                            305
        216  Verizon Communications Inc., 6.25%, 4/1/37(2)(4)                          217
        110  Verizon Global Funding Corp., 5.85%, 9/15/35(4)                           106
                                                                                 ---------
                                                                                     2,350
                                                                                 ---------
ELECTRIC UTILITIES -- 0.2%
        420  Carolina Power & Light Co., 5.15%, 4/1/15(4)                              416
        401  Cleveland Electric Illuminating Co. (The), 5.70%, 4/1/17(4)               401
        266  Florida Power Corp., 4.50%, 6/1/10(4)                                     262
        345  Southern California Edison Co., 5.625%, 2/1/36(4)                         339

Shares/Principal Amount             ($ IN THOUSANDS)                                 Value

      $ 190  Toledo Edison Co., 6.15%, 5/15/37(4)                                     $188
                                                                                 ---------
                                                                                     1,606
                                                                                 ---------
FOOD & STAPLES RETAILING -- 0.2%
        449  Wal-Mart Stores, Inc., 4.125%, 7/1/10(4)                                  438
        145  Wal-Mart Stores, Inc., 7.55%, 2/15/30(4)                                  176
        468  Wal-Mart Stores, Inc., 5.25%, 9/1/35(4)                                   430
                                                                                 ---------
                                                                                     1,044
                                                                                 ---------
FOOD PRODUCTS -- 0.1%
        690  Cadbury Schweppes U.S. Finance LLC, 3.875%, 10/1/08 (Acquired
             6/14/05-10/17/06, Cost $676)(4)(6)                                        677
                                                                                 ---------
HEALTH CARE EQUIPMENT & SUPPLIES -- 0.2%
        710  Baxter Finco BV, 4.75%, 10/15/10(4)                                       702
        500  Baxter International Inc., 5.90%, 9/1/16(4)                               518
                                                                                 ---------
                                                                                     1,220
                                                                                 ---------
HOTELS, RESTAURANTS & LEISURE -- 0.1%
        540  Royal Caribbean Cruises Ltd., 7.00%, 6/15/13(2)(4)                        562
                                                                                 ---------
HOUSEHOLD PRODUCTS(7)
        320  Procter & Gamble Co. (The), 5.55%, 3/5/37(4)                              317
                                                                                 ---------
INDUSTRIAL CONGLOMERATES -- 0.2%
      1,208  General Electric Co., 5.00%, 2/1/13(4)                                  1,201
                                                                                 ---------
INSURANCE -- 0.2%
        560  Allstate Financial Global Funding, 4.25%, 9/10/08 (Acquired
             9/3/03, Cost $559)(4)(6)                                                  552
        423  Hartford Financial Services Group Inc. (The), 5.375%, 3/15/17(4)          422
        270  Prudential Financial, Inc., 5.40%, 6/13/35(4)                             252
                                                                                 ---------
                                                                                     1,226
                                                                                 ---------
MEDIA -- 0.4%
        489  Comcast Corp., 5.90%, 3/15/16(4)                                          500
        690  Cox Communications, Inc., 7.125%, 10/1/12(4)                              746
        271  News America Holdings, 7.75%, 1/20/24(4)                                  307
        540  Time Warner Cable Inc., 5.40%, 7/2/12 (Acquired 4/4/07, Cost
             $539)(4)(6)                                                               542

------
13

Balanced

Shares/Principal Amount             ($ IN THOUSANDS)                                 Value

      $ 330  Time Warner Cable Inc., 6.55%, 5/1/37 (Acquired 4/4/07, Cost
             $328)(4)(6)                                                              $335
        195  Time Warner Inc., 5.50%, 11/15/11(4)                                      197
         70  Time Warner Inc., 7.625%, 4/15/31(4)                                       79
                                                                                 ---------
                                                                                     2,706
                                                                                 ---------
METALS & MINING -- 0.2%
        220  Alcan Inc., 4.50%, 5/15/13(2)(4)                                          209
        300  Alcoa Inc., 5.55%, 2/1/17(4)                                              301
        470  Xstrata Finance Canada Ltd., 5.50%, 11/16/11 (Acquired
             11/8/06-11/17/06, Cost $470)(4)(6)                                        472
        197  Xstrata Finance Canada Ltd., 5.80%, 11/15/16 (Acquired 11/8/06,
             Cost $197)(4)(6)                                                          199
                                                                                 ---------
                                                                                     1,181
                                                                                 ---------
MULTI-UTILITIES -- 0.4%
        529  CenterPoint Energy Resources Corp., 6.50%, 2/1/08(4)                      533
        330  CenterPoint Energy Resources Corp., 6.25%, 2/1/37(4)                      333
        454  Consolidated Edison Co. of New York, Inc., 5.50%, 9/15/16(4)              459
        645  Dominion Resources Inc., 4.125%, 2/15/08(4)                               639
        258  Dominion Resources Inc., 4.75%, 12/15/10(4)                               255
        270  Pacific Gas & Electric Co., 6.05%, 3/1/34(4)                              277
        163  Pacific Gas & Electric Co., 5.80%, 3/1/37(4)                              161
                                                                                 ---------
                                                                                     2,657
                                                                                 ---------
MULTILINE RETAIL -- 0.1%
        175  Federated Retail Holdings, Inc., 5.35%, 3/15/12(4)                        175
        350  May Department Stores Co. (The), 3.95%, 7/15/07(4)                        349
                                                                                 ---------
                                                                                       524
                                                                                 ---------
OIL, GAS & CONSUMABLE FUELS -- 0.4%
        330  Anadarko Petroleum Corp., 5.95%, 9/15/16(4)                               333
        260  Canadian Natural Resources Ltd., 5.70%, 5/15/17(4)                        261
        259  Devon Financing Corp., ULC, 7.875%, 9/30/31(4)                            314
        785  Enterprise Products Operating L.P., 4.95%, 6/1/10(4)                      779
        261  Enterprise Products Operating L.P., 6.65%, 10/15/34(2)(4)                 271

Shares/Principal Amount             ($ IN THOUSANDS)                                 Value

      $ 613  Premcor Refining Group Inc. (The), 6.125%, 5/1/11(4)                     $633
        270  Tesoro Corp., 6.25%, 11/1/12(4)                                           277
        342  XTO Energy Inc., 5.30%, 6/30/15(4)                                        335
        272  XTO Energy Inc., 6.10%, 4/1/36(4)                                         269
                                                                                 ---------
                                                                                     3,472
                                                                                 ---------
PHARMACEUTICALS -- 0.2%
        450  Abbott Laboratories, 5.875%, 5/15/16(4)                                   467
        220  Schering-Plough Corp., 5.55%, 12/1/13(4)                                  225
        532  Wyeth, 5.95%, 4/1/37(4)                                                   534
                                                                                 ---------
                                                                                     1,226
                                                                                 ---------
REAL ESTATE INVESTMENT TRUSTS -- 0.1%
        490  ProLogis, 5.625%, 11/15/16(4)                                             495
                                                                                 ---------
SOFTWARE -- 0.1%
        254  Intuit Inc., 5.75%, 3/15/17(4)                                            252
        545  Oracle Corp., 5.00%, 1/15/11(4)                                           544
                                                                                 ---------
                                                                                       796
                                                                                 ---------
WIRELESS TELECOMMUNICATION SERVICES -- 0.2%
        757  Nextel Communications Inc., 5.95%, 3/15/14(4)                             746
        313  Vodafone Group plc, 5.625%, 2/27/17(2)(4)                                 313
        301  Vodafone Group plc, 6.15%, 2/27/37(2)(4)                                  298
                                                                                 ---------
                                                                                     1,357
                                                                                 ---------
TOTAL CORPORATE BONDS
(Cost $37,711)                                                                      37,840
                                                                                 ---------
Collateralized Mortgage Obligations(3) -- 5.3%

     13,079  Banc of America Commercial Mortgage Inc. STRIPS - COUPON,
             Series 2004-1, Class XP, VRN, 0.64%, 5/1/07(4)                            264
      2,169  Banc of America Commercial Mortgage Inc., Series
             2004-2, Class A3 SEQ, 4.05%, 11/10/38(4)                                2,104
     17,687  Bear Stearns Commercial Mortgage Securities Trust STRIPS -
             COUPON, Series 2004 T16, Class X2, VRN, 0.77%, 5/1/07(4)                  520
      1,780  Bear Stearns Commercial Mortgage Securities Trust, Series 2006
             BBA7, Class A1, VRN, 5.43%, 5/15/07, resets monthly off the
             1-month LIBOR plus 0.11% with no caps (Acquired 6/5/06, Cost
             $1,780)(4)(6)                                                           1,781

------
14

Balanced

Shares/Principal Amount             ($ IN THOUSANDS)                                 Value

    $ 2,900  Bear Stearns Commercial Mortgage Securities Trust, Series 2006
             PW14, Class A4 SEQ, 5.20%, 12/1/38(4)                                 $ 2,859
        294  Commercial Mortgage Pass-Through Certificates, Series 2005
             F10A, Class A1, VRN, 5.42%, 5/15/07, resets monthly off the
             1-month LIBOR plus 0.10% with no caps (Acquired 3/18/05, Cost
             $294)(4)(6)                                                               293
        369  Commercial Mortgage Pass-Through Certificates, Series 2005
             FL11, Class A1, VRN, 5.47%, 5/15/07, resets monthly off the
             1-month LIBOR plus 0.15% with no caps (Acquired 11/18/05, Cost
             $369)(4)(6)                                                               369
      5,000  Credit Suisse First Boston Mortgage Securities Corp., Series
             2002 CKP1, Class B, 6.57%, 12/15/35(4)                                  5,286
        321  FHLMC, Series 77, Class H, 8.50%, 9/15/20(4)                              342
        598  FHLMC, Series 2541, Class EA, 5.00%, 3/1/16(4)                            595
      2,332  FHLMC, Series 2567, Class OD, 5.00%, 8/15/15(4)                         2,322
      1,376  FHLMC, Series 2937, Class KA, 4.50%, 12/15/14(4)                        1,367
      3,181  FNMA, Series 2005-63, Class HA SEQ, 5.00%, 4/25/23(4)                   3,157
      3,500  GMAC Commercial Mortgage Securities, Inc., Series 2005 C1,
             Class A2 SEQ, 4.47%, 5/10/43(4)                                         3,442
        902  Greenwich Capital Commercial Funding Corp., Series
             2006 FL4A, Class A1, VRN, 5.41%, 5/7/07, resets monthly off the
             1-month LIBOR plus 0.09% with no caps (Acquired 12/14/06, Cost
             $902)(4)(6)                                                               903
      1,000  LB-UBS Commercial Mortgage Trust, Series 2004 C4,
             Class A2, VRN, 4.57%, 5/11/07(4)                                          989
      1,640  LB-UBS Commercial Mortgage Trust, Series 2005 C2,
             Class A2 SEQ, 4.82%, 4/15/30(4)                                         1,629
      3,000  LB-UBS Commercial Mortgage Trust, Series 2005 C3,
             Class A3 SEQ, 4.65%, 7/30/30(4)                                         2,939
        611  Lehman Brothers Floating Rate Commercial Mortgage Trust, Series
             2006 LLFA, Class A1, VRN, 5.40%, 5/15/07, resets monthly off the 1-month LIBOR plus 0.08% with no caps (Acquired 8/7/06,
             Cost $611)(4)(6)                                                          611

Shares/Principal Amount             ($ IN THOUSANDS)                                 Value

      $ 138  MASTR Alternative Loans Trust, Series 2003-8,
             Class 4A1, 7.00%, 12/25/33(4)                                            $142
        863  Merrill Lynch Floating Trust, Series 2006-1, Class A1, VRN,
             5.39%, 5/15/07, resets monthly off the 1-month LIBOR plus 0.07%
             with no caps (Acquired 10/31/06, Cost $863)(4)(6)                         863
         48  Morgan Stanley Capital I, Series 2006 XLF, Class A1, VRN,
             5.41%, 5/15/07, resets monthly off the 1-month LIBOR plus 0.09%
             with no caps (Acquired 7/28/06, Cost $48)(4)(6)                            48
        969  Thornburg Mortgage Securities Trust, Series 2006-5, Class A1,
             VRN, 5.44%, 5/25/07, resets monthly off the 1-month LIBOR plus
             0.12% with no caps(4)                                                     968
        895  Wachovia Bank Commercial Mortgage Trust, Series
             2006 C23, Class A4, 5.42%, 1/15/45(4)                                     898
        875  Washington Mutual, Inc., Series 2005 AR4, Class A3, 4.59%,
             4/25/35(4)                                                                862
                                                                                 ---------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $35,702)                                                                      35,553
                                                                                 ---------
Asset-Backed Securities(3) -- 2.2%

        543  Accredited Mortgage Loan Trust, Series 2006-1,
             Class A1, VRN, 5.38%, 5/25/07, resets monthly off the 1-month
             LIBOR plus 0.06% with no caps(4)                                          543
        964  Accredited Mortgage Loan Trust, Series 2006-2,
             Class A1, VRN, 5.36%, 5/25/07, resets monthly off the 1-month
             LIBOR plus 0.04% with no caps(4)                                          964
        791  Argent Securities Inc., Series 2006 M3, Class A2A, VRN, 5.37%,
             5/25/07, resets monthly off the 1-month LIBOR plus 0.05% with
             no caps(4)                                                                792
      1,389  Capital One Prime Auto Receivables Trust, Series
             2004-2, Class A4, VRN, 5.38%, 5/15/07, resets monthly off the
             1-month LIBOR plus 0.06% with no caps(4)                                1,390
        314  CNH Equipment Trust, Series 2004 A, Class A3A, VRN, 5.39%,
             5/15/07, resets monthly off the 1-month LIBOR plus 0.07% with
             no caps(4)                                                                314

------
15

Balanced

Shares/Principal Amount             ($ IN THOUSANDS)                                 Value

      $ 512  Countrywide Asset-Backed Certificates, Series 2006-6, Class
             2A1, VRN, 5.39%, 5/25/07, resets monthly off the 1-month LIBOR
             plus 0.07% with no caps(4)                                               $512
        920  Countrywide Asset-Backed Certificates, Series 2006-22, Class
             2A1, VRN, 5.37%, 5/25/07, resets monthly off the 1-month LIBOR
             plus 0.05% with no caps(4)                                                921
        368  Countrywide Asset-Backed Certificates, Series 2006 BC2, Class
             2A1, VRN, 5.36%, 5/25/07, resets monthly off the 1-month LIBOR
             plus 0.04% with no caps(4)                                                368
      1,291  First Franklin Mortgage Loan Asset Backed Certificates, Series
             2006 FF11, Class 2A1, VRN, 5.36%, 5/25/07, resets monthly off the 1-month LIBOR plus 0.04% with
             no caps(4)                                                              1,292
      1,932  First Franklin Mortgage Loan Asset Backed Certificates, Series
             2006 FF12, Class A2, VRN, 5.36%, 5/25/07, resets monthly off
             the 1-month LIBOR plus 0.04% with no caps(4)                            1,933
        263  IndyMac Residential Asset Backed Trust, Series 2006 B, Class
             2A1, VRN, 5.38%, 5/25/07, resets monthly off the 1-month LIBOR
             plus 0.06% with no caps(4)                                                263
        214  Long Beach Mortgage Loan Trust, Series 2006-2,
             Class 2A1, VRN, 5.39%, 5/25/07, resets monthly off the
             1-month LIBOR plus 0.07% with no caps(4)                                  214
      1,056  Long Beach Mortgage Loan Trust, Series 2006-6,
             Class 2A1, VRN, 5.36%, 5/25/07, resets monthly off the
             1-month LIBOR plus 0.04% with no caps(4)                                1,056
        300  Residential Asset Securities Corp., Series 2004 KS2, Class MI1,
             4.71%, 3/25/34(4)                                                         292
        722  SLC Student Loan Trust, Series 2006-2, Class A1, VRN, 5.33%,
             6/15/07, resets quarterly off the 3-month LIBOR minus 0.02%
             with no caps(4)                                                           722
        790  SLM Student Loan Trust, Series 2006-5, Class A2, VRN, 5.35%,
             7/25/07, resets quarterly off the 3-month LIBOR minus 0.01%
             with no caps(4)                                                           791
        140  SLM Student Loan Trust, Series 2006-7, Class A1, VRN, 5.32%,
             7/25/07, resets quarterly off the 3-month LIBOR minus 0.04%
             with no caps(4)                                                           140

Shares/Principal Amount             ($ IN THOUSANDS)                                 Value

      $ 750  SLM Student Loan Trust, Series 2006-10, Class A2, VRN, 5.37%,
             7/25/07, resets quarterly off the 3-month LIBOR plus 0.01% with
             no caps(4)                                                               $751
      1,361  Soundview Home Equity Loan Trust, Series 2006-3,
             Class A1, VRN, 5.36%, 5/25/07, resets monthly off the 1-month
             LIBOR plus 0.04% with no caps(4)                                        1,362
                                                                                 ---------
TOTAL ASSET-BACKED SECURITIES
(Cost $14,618)                                                                      14,620
                                                                                 ---------
Municipal Securities -- 0.1%

        800  Illinois GO, (Taxable Pension), 5.10%, 6/1/33(4)
(Cost $804)                                                                            769
                                                                                 ---------
Sovereign Governments & Agencies -- 0.1%

        145  Hydro Quebec, 8.40%, 1/15/22(4)                                           189
        575  Province of Quebec, 5.00%, 7/17/09(4)                                     577
                                                                                 ---------
TOTAL SOVEREIGN GOVERNMENTS & AGENCIES
(Cost $754)                                                                            766
                                                                                 ---------

Temporary Cash Investments -- 2.7%

Repurchase Agreement, Deutsche Bank Securities, Inc., (collateralized by various U.S. Treasury obligations, 0.875%, 4/15/10, valued at $18,471), in a joint trading account at 5.08%, dated 4/30/07, due 5/1/07 (Delivery value
$18,103)(4)
(Cost $18,100)                                                                      18,100
                                                                                 ---------

Temporary Cash Investments - Securities Lending Collateral(8) -- 15.9%

Repurchase Agreement, BNP Paribas, (collateralized by various U.S.
Government Agency obligations in a pooled account at the lending agent),
5.29%, dated 4/30/07, due 5/1/07 (Delivery value $25,004)                           25,000

Repurchase Agreement, Morgan Stanley, (collateralized by various U.S.
Government Agency obligations in a pooled account at the lending agent),
5.23%, dated 4/30/07, due 5/1/07 (Delivery value $81,215)                           81,203
                                                                                 ---------
TOTAL TEMPORARY CASH INVESTMENTS - SECURITIES LENDING COLLATERAL
(Cost $106,203)                                                                    106,203
                                                                                 ---------
TOTAL INVESTMENT SECURITIES -- 121.6%
(Cost $732,793)                                                                    810,296
                                                                                 ---------
OTHER ASSETS AND LIABILITIES -- (21.6)%                                          (143,769)
                                                                                 ---------
TOTAL NET ASSETS -- 100.0%                                                       $ 666,527
                                                                                 =========

------
16

Balanced

Futures Contracts
Contracts Purchased                                         ($ IN THOUSANDS)
                                Expiration         Underlying Face          Unrealized
                                   Date            Amount at Value          Gain (Loss)

353      U.S. Treasury
         2-Year Notes           June 2007             $ 72,266                 $108

674      U.S. Treasury
         5-Year Notes           June 2007              71,328                   158
                                                     ----------               -------
                                                      $143,594                 $266
                                                     ==========               =======

Contracts Sold                                              ($ IN THOUSANDS)
                                               Underlying Face Amount     Unrealized Gain
                             Expiration Date          at Value                (Loss)

150      U.S. Long Bond         June 2007              $16,763                $ (51)

556      U.S. Treasury
         10-Year Notes          June 2007              60,230                  (228)
                                                     ----------              --------
                                                       $76,993                $(279)
                                                     ==========              ========

Swap Agreements ($ IN THOUSANDS)
Notional                                                                  Unrealized Gain
Amount              Description of Agreement          Expiration Date         (Loss)
CREDIT DEFAULT
     $ 7,580  Pay quarterly a fixed rate equal to      December 2010           $(52)
              0.45% multiplied by the notional
              amount and receive from Deutsche
              Bank AG upon each default event of
              one of the issues of Dow Jones CDX
              N.A. Investment Grade 5, par value
              of the proportional notional amount.
       5,150  Pay quarterly a fixed rate equal to      December 2010           (57)
              0.85% multiplied by the notional
              amount and receive from Barclays
              Bank plc upon each default event of
              one of the issues of Dow Jones CDX
              N.A. Investment Grade High Volume 5,
              par value of the proportional
              notional amount.
       1,200  Pay quarterly a fixed rate equal to        March 2012             43
              0.46% multiplied by the notional
              amount and receive from Barclays
              Bank plc upon each default event of
              Centex Corp., par value of the
              proportional notional amount.
       1,570  Pay quarterly a fixed rate equal to        March 2012             37
              0.55% multiplied by the notional
              amount and receive from Deutsche
              Bank Securities Inc. upon each
              default event of Lennar Corp., par
              value of the proportional notional
              amount.
      16,000  Pay quarterly a fixed rate equal to        June 2012               6
              0.35% multiplied by the notional
              amount and receive from Barclays
              Bank plc upon each default event of
              one of the issues of Dow Jones CDX
              N.A. Investment Grade 8, par value
              of the proportional notional amount.
       2,650  Pay quarterly a fixed rate equal to        March 2017             (6)
              0.12% multiplied by the notional
              amount and receive from Barclays
              Bank plc upon each default event of
              Pfizer Inc., par value of the
              proportional notional amount.
                                                                             --------
                                                                               $(29)
                                                                             ========

------
17

Notes to Schedule of Investments

CDX = Credit Derivative Indexes

FHLB = Federal Home Loan Bank

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

GMAC = General Motors Acceptance Corporation

GNMA = Government National Mortgage Association

GO = General Obligation

LB-UBS = Lehman Brothers Inc. -- UBS AG

LIBOR = London Interbank Offered Rate

MASTR = Mortgage Asset Securitization Transactions, Inc.

resets = The frequency with which a security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

SEQ = Sequential Payer

STRIPS = Separate Trading of Registered Interest and Principal
of Securities

VRN = Variable Rate Note. Interest reset date is indicated.
Rate shown is effective April 30, 2007.

(1) Non-income producing.

(2) Security, or a portion thereof, was on loan as of April 30,
2007.

(3) Final maturity indicated, unless otherwise noted.

(4) Security, or a portion thereof, has been segregated for
forward commitments, futures contracts and/or swap agreements.

(5) Forward commitment.

(6) Security was purchased under Rule 144A of the Securities
Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at April 30, 2007 was $8,753 (in
thousands), which represented 1.3% of total net assets.

(7) Industry is less than 0.05% of total net assets.

(8) Investments represent purchases made by the lending agent with cash collateral received through securities lending
transactions.

See Notes to Financial Statements.

------
18

STATEMENT OF ASSETS AND LIABILITIES

APRIL 30, 2007 (UNAUDITED) (AMOUNTS IN THOUSANDS EXCEPT AS NOTED)

ASSETS

Investment securities, at value (cost of $626,590) -- including $105,063
of securities on loan                                                             $704,093

Investments made with cash collateral received
for securities on loan, at value (cost of $106,203)                                106,203
                                                                              ------------

Total investment securities, at value (cost of $732,793)                           810,296

Receivable for investments sold                                                      9,159

Receivable for capital shares sold                                                      16

Unrealized appreciation on swap agreements                                              86

Dividends and interest receivable                                                    2,541
                                                                              ------------
                                                                                   822,098
                                                                              ------------

LIABILITIES

Disbursements in excess of demand deposit cash                                         148

Payable for collateral received for securities on loan                             106,203

Payable for investments purchased                                                   48,505

Payable for variation margin on futures contracts                                      107

Unrealized depreciation on swap agreements                                             115

Accrued management fees                                                                487

Distribution fees payable                                                                3

Service fees payable                                                                     3
                                                                              ------------
                                                                                   155,571
                                                                              ------------

NET ASSETS                                                                        $666,527
                                                                              ============

NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus)                                           $569,166

Undistributed net investment income                                                  1,329

Undistributed net realized gain on investment transactions                          18,580

Net unrealized appreciation on investments                                          77,452
                                                                              ------------
                                                                                  $666,527
                                                                              ============

INVESTOR CLASS, $0.01 PAR VALUE ($ AND SHARES IN FULL)
Net assets                                                                    $648,696,854
Shares outstanding                                                              37,719,215
Net asset value per share                                                           $17.20

INSTITUTIONAL CLASS, $0.01 PAR VALUE ($ AND SHARES IN FULL)
Net assets                                                                      $1,408,462
Shares outstanding                                                                  81,887
Net asset value per share                                                           $17.20

ADVISOR CLASS, $0.01 PAR VALUE ($ AND SHARES IN FULL)
Net assets                                                                     $16,421,606
Shares outstanding                                                                 955,509
Net asset value per share                                                           $17.19

See Notes to Financial Statements.

------
19

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 2007 (UNAUDITED) (AMOUNTS IN THOUSANDS)

INVESTMENT INCOME (LOSS)

INCOME:

Interest                                                                           $ 6,720

Dividends (net of foreign taxes withheld of $7)                                      3,061

Securities lending                                                                      47
                                                                                  --------
                                                                                     9,828
                                                                                  --------

EXPENSES:

Management fees                                                                      2,915

Distribution fees -- Advisor Class                                                      20

Service fees -- Advisor Class                                                           20

Directors' fees and expenses                                                             6

Other expenses                                                                           1
                                                                                  --------
                                                                                     2,962
                                                                                  --------

NET INVESTMENT INCOME (LOSS)                                                         6,866
                                                                                  --------

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) on investment transactions                                 19,753

Change in net unrealized appreciation (depreciation)
on investments                                                                      12,403
                                                                                  --------

NET REALIZED AND UNREALIZED GAIN (LOSS)                                             32,156
                                                                                  --------

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                                          $39,022
                                                                                  ========

See Notes to Financial Statements.

------
20

STATEMENT OF CHANGES IN NET ASSETS

SIX MONTHS ENDED APRIL 30, 2007 (UNAUDITED) AND YEAR ENDED OCTOBER 31, 2006 (AMOUNTS IN
THOUSANDS)

Increase (Decrease) in Net Assets                                     2007            2006

OPERATIONS

Net investment income (loss)                                       $ 6,866        $ 13,764

Net realized gain (loss)                                            19,753          26,408

Change in net unrealized appreciation (depreciation)                12,403          27,132
                                                                 ---------       ---------
Net increase (decrease) in net assets
resulting from operations                                           39,022          67,304
                                                                 ---------       ---------

DISTRIBUTIONS TO SHAREHOLDERS

From net investment income:
 Investor Class                                                    (6,912)        (13,417)
 Institutional Class                                                  (16)            (28)
 Advisor Class                                                       (153)           (296)

From net realized gains:
 Investor Class                                                   (24,594)        (32,826)
 Institutional Class                                                  (49)            (66)
 Advisor Class                                                       (617)           (860)
                                                                 ---------       ---------
Decrease in net assets from distributions                         (32,341)        (47,493)
                                                                 ---------       ---------

CAPITAL SHARE TRANSACTIONS

Net increase (decrease) in net assets
from capital share transactions                                      5,930           2,121
                                                                 ---------       ---------

NET INCREASE (DECREASE) IN NET ASSETS                               12,611          21,932

NET ASSETS

Beginning of period                                                653,916         631,984
                                                                 ---------       ---------
End of period                                                     $666,527        $653,916
                                                                 =========       =========

Undistributed net investment income                                 $1,329          $1,625
                                                                 =========       =========

See Notes to Financial Statements.

------
21

NOTES TO FINANCIAL STATEMENTS

APRIL 30, 2007 (UNAUDITED) (AMOUNTS IN THOUSANDS)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Mutual Funds, Inc. (the
corporation) is registered under the Investment Company Act of
1940 (the 1940 Act) as an open-end management investment
company. Balanced Fund (the fund) is one fund in a series
issued by the corporation. The fund is diversified under the
1940 Act. The fund's investment objective is to seek long-term capital growth and current income. The fund pursues its
objective by investing approximately 60% of its assets in
equity securities and the remainder in bonds and other
fixed-income securities. The following is a summary of the
fund's significant accounting policies.

MULTIPLE CLASS -- The fund is authorized to issue the Investor
Class, the Institutional Class and the Advisor Class. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical
voting, dividend, liquidation and other rights and the same
terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

SECURITY VALUATIONS -- Securities traded primarily on a
principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local
convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued
through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued
through a commercial pricing service or at amortized cost,
which approximates fair value. Securities traded on foreign
securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New
York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to
materially change the net asset value, that security would be valued at fair value as determined in accordance with
procedures adopted by the Board of Directors. If the fund
determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned
above do not reflect the security's fair value, such security is valued at its fair value as determined by, or in accordance with procedures adopted by, the Board of Directors or its
designee if such fair value determination would materially
impact a fund's net asset value. Certain other circumstances may cause the fund to fair value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market
holiday and no trading will commence.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are
determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes
withheld, if any, is recorded as of the ex-dividend date.
Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums.

SECURITIES ON LOAN -- The fund may lend portfolio securities through its lending agent to certain approved borrowers in
order to earn additional income. The fund continues to
recognize any gain or loss in the market price of the
securities loaned and records any interest earned or dividends declared.

FUTURES CONTRACTS -- The fund may enter into futures contracts in order to manage the fund's exposure to changes in market
conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying
securities. Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount
equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or
received daily, in cash, by the fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The fund recognizes a realized gain or loss when the contract is closed or expires. Net
realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investment transactions and unrealized
appreciation (depreciation) on investments, respectively.

------
22

APRIL 30, 2007 (UNAUDITED) (AMOUNTS IN THOUSANDS)

WHEN-ISSUED AND FORWARD COMMITMENTS -- The fund may engage in securities transactions on a when-issued or forward commitment basis. In these transactions, the securities' prices and yields are fixed on the date of the commitment. In a when-issued
transaction, the payment and delivery are scheduled for a
future date and during this period, securities are subject to market fluctuations. In a forward commitment transaction, the fund may sell a security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the fund may purchase a security and at the same time make a commitment to sell the same security at a
future date at a specified price. These types of transactions are executed simultaneously in what are known as "roll"
transactions. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price. The fund accounts for
"roll" transactions as purchases and sales; as such these
transactions may increase portfolio turnover.

SWAP AGREEMENTS -- The fund may enter into a swap agreement in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread
through purchases and/or sales of instruments in other markets;
protect against currency fluctuations; attempt to manage
duration to protect against any increase in the price of
securities the fund anticipates purchasing at a later date; or
gain exposure to certain markets in the most economical way
possible. A basic swap agreement is a contract in which two
parties agree to exchange the returns earned or realized on
predetermined investments or instruments. Credit default swaps enable an investor to buy/sell protection against a credit
event of a specific issuer. The seller of credit protection
against a security or basket of securities receives an up-front or periodic payment to compensate against potential default
events. The fund may enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The fund will segregate cash, cash equivalents or other appropriate
liquid securities on its records in amounts sufficient to meet requirements. Unrealized gains are reported as an asset and
unrealized losses are reported as a liability on the Statement of Assets and Liabilities. Swap agreements are valued daily and changes in value, including the periodic amounts of interest to be paid or received on swaps, are recorded as unrealized
appreciation (depreciation) on investments. Realized gain or loss is recorded upon receipt or payment of a periodic
settlement or termination of swap agreements. The risks of
entering into swap agreements include the possible lack of
liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying
investments and instruments.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase
agreements with institutions that American Century Investment
Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of
Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the
custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities
transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase
agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management
agreements with ACIM or American Century Global Investment
Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by
U.S. Treasury or Agency obligations.

INCOME TAX STATUS -- It is the fund's policy to distribute
substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated
investment company under provisions of the Internal Revenue
Code. Accordingly, no provision has been made for federal or state income taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid quarterly.
Distributions from net realized gains, if any, are generally declared and paid annually.

INDEMNIFICATIONS -- Under the corporation's organizational
documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their
duties to the fund. In addition, in the normal course of
business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these
arrangements is unknown as this would involve future claims
that may be made against the fund. The risk of material loss from such claims is considered by management to be remote.

------
23

APRIL 30, 2007 (UNAUDITED) (AMOUNTS IN THOUSANDS)

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the
United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a
Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in
exchange for a single, unified management fee (the fee) per
class. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and
expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees)
and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in
arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula.
This formula takes into account all of the investment advisor's assets under management in the fund's investment strategy
(strategy assets) to calculate the appropriate fee rate for the fund. The strategy assets include the fund's assets and the
assets of other clients of the investment advisor that are not in the American Century family of funds, but that have the same investment team and investment strategy. The annual management fee schedule for the fund ranges from 0.80% to 0.90% for the
Investor Class. The Institutional Class is 0.20% less and the
Advisor Class is 0.25% less at each point within the range. The effective annual management fee for each class of the fund for the six months ended April 30, 2007 was 0.90%, 0.70% and 0.65%, for the Investor Class, Institutional Class and Advisor Class,
respectively.

DISTRIBUTION AND SERVICE FEES -- The Board of Directors has
adopted a Master Distribution and Shareholder Services Plan
(the plan) for the Advisor Class, pursuant to Rule 12b-1 of the
1940 Act. The plan provides that the Advisor Class will pay
American Century Investment Services, Inc. (ACIS) an annual
distribution fee equal to 0.25% and an annual service fee equal to 0.25%. The fees are computed and accrued daily based on the
Advisor Class's daily net assets and paid monthly in arrears.
The distribution fee provides compensation for expenses
incurred by financial intermediaries in connection with
distributing shares of the Advisor Class including, but not
limited to, payments to brokers, dealers, and financial
institutions that have entered into sales agreements with
respect to shares of the fund. The service fee provides
compensation for shareholder and administrative services
rendered by ACIS, its affiliates or independent third party
providers. Fees incurred under the plan during the six months ended April 30, 2007, are detailed in the Statement of
Operations.

RELATED PARTIES -- Certain officers and directors of the
corporation are also officers and/or directors, and, as a
group, controlling stockholders of American Century Companies,
Inc. (ACC), the parent of the corporation's investment advisor,
ACIM, the distributor of the corporation, ACIS, and the
corporation's transfer agent, American Century Services, LLC.

Beginning in December 2006, the fund was eligible to invest in a money market fund for temporary purposes, which was managed by J.P. Morgan Investment Management, Inc. (JPMIM). JPMIM is a
wholly owned subsidiary of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC. The fund has a bank line of credit agreement and securities lending agreement with JPMorgan Chase
Bank (JPMCB). JPMCB is a custodian of the fund and a wholly
owned subsidiary of JPM.

3. INVESTMENT TRANSACTIONS

Purchases of investment securities, excluding short-term
investments, for the six months ended April 30, 2007, totaled
$545,246, of which $316,198 represented U.S. Treasury and
Agency obligations. Sales of investment securities, excluding short-term investments, for the six months ended April 30,
2007, totaled $557,666, of which $293,845 represented U.S.
Treasury and Agency obligations.

------
24

APRIL 30, 2007 (UNAUDITED) (AMOUNTS IN THOUSANDS)

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the fund were as follows:

                                            Six months ended                  Year ended
                                              April 30, 2007            October 31, 2006
                                       Shares         Amount        Shares        Amount
INVESTOR CLASS/
SHARES AUTHORIZED                     200,000                      200,000
                                     ========                     ========
Sold                                    1,731       $ 29,206         3,907      $ 64,285
Issued in reinvestment
of distributions                        1,829         30,589         2,763        44,897
Redeemed                              (3,225)       (54,394)       (6,476)     (106,216)
                                     --------       --------      --------     ---------
                                          335          5,401           194         2,966
                                     --------       --------      --------     ---------
INSTITUTIONAL CLASS/
SHARES AUTHORIZED                      15,000                       15,000
                                     ========                     ========
Sold                                       12            206            14           238
Issued in reinvestment
of distributions                            4             65             6            94
Redeemed                                  (6)          (105)          (23)         (381)
                                     --------       --------      --------     ---------
                                           10            166           (3)          (49)
                                     --------       --------      --------     ---------
ADVISOR CLASS/
SHARES AUTHORIZED                      50,000                       50,000
Sold                                      140          2,345           303         4,964
Issued in reinvestment
of distributions                           40            665            62         1,004
Redeemed                                (157)        (2,647)         (412)       (6,764)
                                     --------       --------      --------     ---------
                                           23            363          (47)         (796)
                                     --------       --------      --------     ---------
Net increase (decrease)                   368        $ 5,930           144       $ 2,121
                                     ========       ========      ========     =========

5. SECURITIES LENDING

As of April 30, 2007, securities in the fund valued at
$105,063, were on loan through the lending agent, JPMCB, to
certain approved borrowers. JPMCB receives and maintains
collateral in the form of cash and/or acceptable securities as approved by ACIM. Cash collateral is invested in authorized
investments by the lending agent in a pooled account. The value of cash collateral received at period end is disclosed in the
Statement of Assets and Liabilities and investments made with the cash by the lending agent are listed in the Schedule of
Investments. Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day. The total value of all collateral received, at this date, was $108,216. The fund's risks in securities lending are that the borrower may not
provide additional collateral when required or return the
securities when due. If the borrower defaults, receipt of the collateral by the fund may be delayed or limited.

6. BANK LINE OF CREDIT

The fund, along with certain other funds managed by ACIM or
ACGIM, has a $500 million unsecured bank line of credit
agreement with JPMCB. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions.
Borrowings under the agreement bear interest at the Federal
Funds rate plus 0.40%. The fund did not borrow from the line during the six months ended April 30, 2007.

------
25

APRIL 30, 2007 (UNAUDITED) (AMOUNTS IN THOUSANDS)

7. FEDERAL TAX INFORMATION

The book-basis character of distributions made during the year from net investment income or net realized gains may differ
from their ultimate characterization for federal income tax
purposes. These differences reflect the differing character of paydown losses, certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the
financial statements.

As of April 30, 2007, the components of investments for federal income tax purposes were as follows:

Federal tax cost of investments                                      $733,452
                                                                    =========

Gross tax appreciation of investments                                 $79,330

Gross tax depreciation of investments                                 (2,486)
                                                                    ---------

Net tax appreciation (depreciation) of investments                    $76,844
                                                                    =========

The difference between book-basis and tax-basis cost and
unrealized appreciation (depreciation) is attributable
primarily to the tax deferral of losses on wash sales.

8. RECENTLY ISSUED ACCOUNTING STANDARDS

In June 2006, the Financial Accounting Standards Board (FASB)
issued Interpretation No. 48, "Accounting for Uncertainty in
Income Taxes - an Interpretation of FASB Statement No. 109"
(FIN 48). FIN 48 establishes a minimum threshold for financial statement recognition of the benefit of positions taken in
filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax
disclosures. FIN 48 is effective for fiscal years beginning
after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. The FASB issued
Statement of Financial Accounting Standards No. 157, "Fair
Value Measurements" (FAS 157), in September 2006, which is
effective for fiscal years beginning after November 15, 2007.
FAS 157 defines fair value, establishes a framework for
measuring fair value and expands the required financial
statement disclosures about fair value measurements. Management is currently evaluating the impact of adopting FIN 48 and FAS
157.

------
26

FINANCIAL HIGHLIGHTS
Balanced

Investor Class
For a Share Outstanding Throughout the Years Ended October 31
(except as noted)
                                 2007(1)      2006      2005     2004      2003       2002
PER-SHARE DATA

Net Asset Value, Beginning
of Period                         $17.03    $16.52    $15.73   $14.77    $12.98     $14.28
                                  ------    ------    ------   ------    ------     ------
Income From
Investment Operations

 Net Investment
 Income (Loss)(2)                   0.18      0.35      0.31     0.26      0.27       0.35

 Net Realized and
 Unrealized Gain
 (Loss)                             0.83      1.40      0.77     0.98      1.77     (1.30)
                                  ------    ------    ------   ------    ------     ------
 Total From
 Investment
 Operations                         1.01      1.75      1.08     1.24      2.04     (0.95)
                                  ------    ------    ------   ------    ------     ------
Distributions

 From Net
 Investment Income                (0.18)    (0.35)    (0.29)   (0.28)    (0.25)     (0.35)

 From Net
 Realized Gains                   (0.66)    (0.89)        --       --        --         --
                                  ------    ------    ------   ------    ------     ------
 Total Distributions              (0.84)    (1.24)    (0.29)   (0.28)    (0.25)     (0.35)
                                  ------    ------    ------   ------    ------     ------
Net Asset Value,
End of Period                     $17.20    $17.03    $16.52   $15.73    $14.77     $12.98
                                  ======    ======    ======   ======    ======     ======

TOTAL RETURN(3)                    6.14%    11.04%     6.89%    8.46%    15.92%    (6.80)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average
Net Assets                      0.90%(4)     0.90%     0.90%    0.90%     0.90%      0.90%

Ratio of Net
Investment Income
(Loss) to Average
Net Assets                      2.11%(4)     2.13%     1.89%    1.65%     1.96%      2.46%

Portfolio Turnover
Rate                                 83%      197%      206%     204%      133%       108%

Net Assets, End of Period
(in millions)                       $649      $637      $615     $595      $583       $541

(1) Six months ended April 30, 2007 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for
periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense
differences because of the impact of calculating the net asset values to two decimal places. If net asset values were
calculated to three decimal places, the total return
differences would more closely reflect the class expense
differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and
another.

(4) Annualized.

See Notes to Financial Statements.

------
27

Balanced

Institutional Class
For a Share Outstanding Throughout the Years Ended October 31
(except as noted)
                                  2007(1)     2006      2005     2004      2003       2002
PER-SHARE DATA

Net Asset Value, Beginning
of Period                          $17.04   $16.53    $15.73   $14.78    $12.99     $14.28
                                   ------   ------    ------   ------    ------     ------
Income From
Investment Operations

 Net Investment
 Income (Loss)(2)                    0.19     0.38      0.33     0.28      0.41       0.37

 Net Realized and
 Unrealized Gain
 (Loss)                              0.83     1.40      0.80     0.98      1.66     (1.29)
                                   ------   ------    ------   ------    ------     ------
 Total From
 Investment Operations               1.02     1.78      1.13     1.26      2.07     (0.92)
                                   ------   ------    ------   ------    ------     ------
Distributions

 From Net
 Investment Income                 (0.20)   (0.38)    (0.33)   (0.31)    (0.28)     (0.37)

 From Net
 Realized Gains                    (0.66)   (0.89)        --       --        --         --
                                   ------   ------    ------   ------    ------     ------
 Total Distributions               (0.86)   (1.27)    (0.33)   (0.31)    (0.28)     (0.37)
                                   ------   ------    ------   ------    ------     ------
Net Asset Value,
End of Period                      $17.20   $17.04    $16.53   $15.73    $14.78     $12.99
                                   ======   ======    ======   ======    ======     ======

TOTAL RETURN(3)                     6.19%   11.26%     7.17%    8.61%    16.13%    (6.54)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets            0.70%(4)    0.70%     0.70%    0.70%     0.70%      0.70%

Ratio of Net Investment
Income (Loss) to Average
Net Assets                       2.31%(4)    2.33%     2.09%    1.85%     2.16%      2.66%

Portfolio Turnover Rate               83%     197%      206%     204%      133%       108%

Net Assets, End of Period
(in thousands)                     $1,408   $1,228    $1,237     $225      $155    $16,245

(1) Six months ended April 30, 2007 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for
periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense
differences because of the impact of calculating the net asset values to two decimal places. If net asset values were
calculated to three decimal places, the total return
differences would more closely reflect the class expense
differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and
another.

(4) Annualized.

See Notes to Financial Statements.

------
28

Balanced

Advisor Class
For a Share Outstanding Throughout the Years Ended October 31
(except as noted)
                             2007(1)       2006       2005      2004       2003       2002
PER-SHARE DATA

Net Asset Value,
Beginning of Period           $17.02     $16.52     $15.72    $14.77     $12.97     $14.27
                              ------     ------     ------    ------     ------     ------
Income From
Investment Operations

 Net Investment
 Income (Loss)(2)               0.16       0.31       0.27      0.22       0.22       0.31

 Net Realized and
 Unrealized Gain
 (Loss)                         0.83       1.39       0.78      0.97       1.80     (1.30)
                              ------     ------     ------    ------     ------     ------
 Total From
 Investment
 Operations                     0.99       1.70       1.05      1.19       2.02     (0.99)
                              ------     ------     ------    ------     ------     ------
Distributions

 From Net
 Investment Income            (0.16)     (0.31)     (0.25)    (0.24)     (0.22)     (0.31)

 From Net
 Realized Gains               (0.66)     (0.89)         --        --         --         --
                              ------     ------     ------    ------     ------     ------
 Total
 Distributions                (0.82)     (1.20)     (0.25)    (0.24)     (0.22)     (0.31)
                              ------     ------     ------    ------     ------     ------
Net Asset Value, End of
Period                        $17.19     $17.02     $16.52    $15.72     $14.77     $12.97
                              ======     ======     ======    ======     ======     ======
TOTAL RETURN(3)                6.02%     10.71%      6.70%     8.11%     15.74%    (7.04)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average Net
Assets                      1.15%(4)      1.15%      1.15%     1.15%      1.15%      1.15%

Ratio of Net Investment
Income (Loss) to
Average Net Assets          1.86%(4)      1.88%      1.64%     1.40%      1.71%      2.21%

Portfolio Turnover Rate          83%       197%       206%      204%       133%       108%

Net Assets,
End of Period
(in thousands)               $16,422    $15,889    $16,189   $16,439    $17,482    $13,985

(1) Six months ended April 30, 2007 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for
periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense
differences because of the impact of calculating the net asset values to two decimal places. If net asset values were
calculated to three decimal places, the total return
differences would more closely reflect the class expense
differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and
another.

(4) Annualized.

See Notes to Financial Statements.

------
29

SHARE CLASS INFORMATION

Three classes of shares are authorized for sale by the fund:
Investor Class, Institutional Class, and Advisor Class. The
total expense ratio of Institutional Class shares is lower than that of Investor Class shares. The total expense ratio of
Advisor Class shares is higher than that of Investor Class
shares.

INVESTOR CLASS shares are available for purchase in two ways:
1) directly from American Century without any commissions or other fees; or 2) through certain financial intermediaries
(such as banks, broker-dealers, insurance companies and
investment advisors), which may require payment of a
transaction fee to the financial intermediary.

INSTITUTIONAL CLASS shares are available to large investors
such as endowments, foundations, and retirement plans, and to financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million ($3 million for endowments and foundations) in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the unified management fee of Institutional
Class shares is 0.20% less than the unified management fee of
Investor Class shares.

ADVISOR CLASS shares are sold primarily through institutions such as investment advisors, banks, broker-dealers, insurance companies, and financial advisors. Advisor Class shares are
subject to a 0.50% annual Rule 12b-1 distribution and service fee. The total expense ratio of Advisor Class shares is 0.25%
higher than the total expense ratio of Investor Class shares.

All classes of shares represent a pro rata interest in the fund and generally have the same rights and preferences.

------
30

ADDITIONAL INFORMATION

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA or certain 403(b), 457 and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are
subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible
contributions. In such case, excess amounts of withholding
could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must
notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another
tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through
other electronic means. You have the right to revoke your
withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be
responsible for payment of estimated tax. You may incur
penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your
distribution, your address is within one of the mandatory
withholding states and you have federal income tax withheld.
State taxes will be withheld from your distribution in
accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the fund's
investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the
advisor uses in fulfilling this responsibility is available
without charge, upon request, by calling 1-800-345-2021. It is also available on American Century's website at
americancentury.com and on the Securities and Exchange
Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio
securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form
N-Q is available on the SEC's website at sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public
Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its
website at americancentury.com and, upon request, by calling
1-800-345-2021.

------
31

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for
purchase.

The BLENDED INDEX is considered the benchmark for Balanced. It combines two widely known indices in proportion to the asset mix of the fund. Accordingly, 60% of the index is represented by the S&P 500 Index, which reflects the approximately 60% of the fund's assets invested in stocks. The old blended index's remaining 40% was represented by the Lehman Brothers U.S.
Aggregate Index, which reflects the roughly 40% of the fund's assets invested in fixed-income securities. However, the new blended index's remaining 40% is represented by the Citigroup
US Broad Investment-Grade Bond Index. The change in the blended index better represents the fund's portfolio composition.

The CITIGROUP US BROAD INVESTMENT-GRADE (BIG) BOND INDEX is a
market- capitalization-weighted index that includes fixed-rate
Treasury, government- sponsored, mortgage, asset-backed, and investment-grade issues with a maturity of one year or longer.

The LEHMAN BROTHERS U.S. AGENCY INDEX is composed of those
securities included in the Lehman Brothers U.S. Aggregate Index that are public obligations of U.S. government agencies,
quasi-federal corporations, and corporate or foreign debt
guaranteed by the U.S. government.

The LEHMAN BROTHERS U.S. AGGREGATE INDEX represents securities that are taxable, registered with the Securities and Exchange
Commission, and U.S. dollar-denominated. The index covers the
U.S. investment-grade fixed-rate bond market, with index
components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The LEHMAN BROTHERS U.S. CORPORATE INDEX is composed of those securities included in the Lehman Brothers U.S. Aggregate Index that are U.S. dollar-denominated, investment-grade, fixed-rate, taxable securities sold by industrial, utility and financial issuers.

The LEHMAN BROTHERS U.S. FIXED-RATE MORTGAGE-BACKED SECURITIES
(MBS) INDEX is the MBS Fixed-Rate component of the Lehman
Brothers U.S. Aggregate Index. It covers the mortgage-backed pass-through securities of the Government National Mortgage
Association (GNMA), the Federal National Mortgage Association
(FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC).

The LEHMAN BROTHERS U.S. TREASURY INDEX is composed of those securities included in the Lehman Brothers U.S. Aggregate Index that are public obligations of the U.S. Treasury with a
remaining maturity of one year or more.

------
32

INDEX DEFINITIONS

The RUSSELL 1000® INDEX is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest companies in the Russell 3000
Index (the 3,000 largest publicly traded U.S. companies, based on total market capitalization).

The RUSSELL 2000® INDEX is a market-capitalization weighted
index created by Frank Russell Company to measure the
performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL MIDCAP® INDEX measures the performance of the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The S&P 500 INDEX is a market value-weighted index of the
stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are
considered to be leading firms in dominant industries. Each
stock's weight in the index is proportionate to its market
value. Created by Standard & Poor's, it is considered to be a broad measure of U.S. stock market performance.

------
33

NOTES

------
34

NOTES

------
35

NOTES

------
36

[back cover]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTOR SERVICES REPRESENTATIVE:
1-800-345-2021 or 816-531-5575

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS: 1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL PROFESSIONALS, INSURANCE COMPANIES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 or 816-444-3485

AMERICAN CENTURY MUTUAL FUNDS, INC.

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR
THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT
AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS
PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

American Century Investments
P.O. Box 419200
Kansas City, MO 64141-6200

PRSRT STD
U.S. POSTAGE PAID
AMERICAN CENTURY
COMPANIES

American Century Investment Services, Inc., Distributor

©2007 American Century Proprietary Holdings, Inc. All rights reserved.

The American Century Investments logo, American Century and
American Century Investments are service marks of American
Century Proprietary Holdings, Inc.

0706
SH-SAN-54777S

[front cover]

AMERICAN CENTURY INVESTMENTS
Semiannual Report              April 30, 2007

[photo of spring flowers]

Veedot® Fund

[american century investments logo and text logo]

OUR MESSAGE TO YOU

We have the privilege of providing you with the semiannual
report for the American Century® Veedot Fund for the six months ended April 30, 2007. We've gathered this information to help you monitor your investment. Another resource is our website,
americancentury.com, where we post company news, portfolio
commentaries, investment views, and other communications about portfolio strategy, personal finance, government policy, and the markets.

Speaking of company news, American Century announced the
following leadership changes. Chief Investment Officer Mark
Mallon retired in the first quarter of 2007, after nearly a
decade at American Century. Effective January 1, 2007, former
International Equity CIO Enrique Chang became CIO with
responsibilities for the entire investment management
operation. Prior to joining American Century in 2006, Enrique worked at Munder Capital Management, serving the last four
years as president and CIO. Before that, he held a series of senior investment management positions at Vantage Global
Advisors, J. & W. Seligman and Co., and General Reinsurance
Corp.

In January 2007, President and Chief Executive Officer Bill
Lyons announced his retirement after nearly 20 years at
American Century. Chief Financial Officer Jonathan Thomas was
appointed president and CEO effective March 1, 2007. Since
2005, Jonathan has overseen American Century's financial area, with additional responsibilities in purchasing, facilities,
real estate, information technology, operations, and human
resources. Before joining American Century, Jonathan was a
managing director and global chief operating officer of Morgan
Stanley's investment division, and worked in senior leadership roles for Bank of America, Boston Financial Services, and
Fidelity Investments.

We wish to thank Mark and Bill for their many years of
distinguished service -- American Century is a stronger company as a result of their hard work. And we firmly believe their
roles in our firm have transitioned to two talented, committed, and experienced top executives.

[photo of James E. Stowers, Jr. and James E. Stowers III]

/s/James E. Stowers, Jr.
James E. Stowers, Jr.
FOUNDER AND CO-CHAIRMAN OF THE BOARD
AMERICAN CENTURY COMPANIES, INC.

/s/James E Stowers III
James E. Stowers III
DIRECTOR
AMERICAN CENTURY COMPANIES, INC.

      Market Perspective. . . . . . . . . . . . . . . . . . . . . . . . . . 2
         U.S. Stock Index Returns . . . . . . . . . . . . . . . . . . . . . 2

VEEDOT

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Market Perspective and the
Portfolio Commentary reflect those of the portfolio management team as of the date of the report, and do not necessarily
represent the opinions of American Century or any other person in the American Century organization. Any such opinions are
subject to change at any time based upon market or other
conditions and American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by
American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century fund. Security examples are used for
representational purposes only and are not intended as
recommendations to purchase or sell securities. Performance
information for comparative indices and securities is provided to American Century by third party vendors. To the best of
American Century's knowledge, such information is accurate at the time of printing.

MARKET PERSPECTIVE

[photo of Chief Investment Officer]

By Enrique Chang, Chief Investment Officer, American Century
Investments

STOCKS RALLIED DESPITE SLOWING ECONOMY

The major U.S. stock indexes advanced during the six months
ended April 30, 2007. Stocks gained ground despite a continued
slowdown in the U.S. economy, resulting primarily from a
further slump in the housing market. U.S. gross domestic
product (GDP) grew at an annualized rate of 2.5% in the fourth quarter of 2006, and the initial estimate of first-quarter 2007
GDP growth was just 1.3%.

In this environment, the Federal Reserve (the Fed) continued to hold short-term interest rates steady after raising them 17
times between June 2004 and June 2006. The Fed's stable
interest rate policy, combined with better-than-expected
corporate earnings, contributed to the stock market's positive sentiment during the reporting period.

Robust merger activity also supported stocks. After a total of nearly $4 trillion in mergers and acquisitions worldwide in
2006 -- including $750 billion in takeovers by private equity firms -- the wheeling and dealing continued in early 2007 with the largest private-equity buyout on record.

Although stocks rose for five of the six months in the
reporting period, the market suffered a sharp decline in late
February amid a drop in the Chinese stock market and growing financial problems among "subprime" lenders. Corporate profit growth also weakened toward the end of the reporting period, ending a streak of double-digit quarterly earnings growth for the companies in the S&P 500 Index that began in 2002.

MID-CAP AND VALUE OUTPERFORMED

As the accompanying table shows, mid-cap stocks led the
market's advance, followed by large-cap issues, while small-cap shares lagged. Value and growth stocks were mixed -- value
modestly outperformed in the large- and mid-cap segments of the market, while small-cap growth stocks outpaced small-cap value.

The best-performing sectors of the stock market during the
period included the utilities, materials, and energy sectors, which benefited from higher commodity prices. Consumer
discretionary and financial stocks posted the weakest returns.
Consumer discretionary stocks were impacted by the modest
economic outlook, while concerns about the contagion of
subprime lending woes weighed on the financial sector.

U.S. Stock Index Returns
For the six months ended April 30, 2007*

RUSSELL 1000 INDEX (LARGE-CAP)          9.10%
Russell 1000 Growth Index               8.42%
Russell 1000 Value Index                9.79%
RUSSELL MIDCAP INDEX                    12.24%
Russell Midcap Growth Index             11.77%
Russell Midcap Value Index              12.78%
RUSSELL 2000 INDEX (SMALL-CAP)          6.86%
Russell 2000 Growth Index               7.42%
Russell 2000 Value Index                6.36%

*Total returns for periods less than one year are not
annualized.

------
2

PERFORMANCE

Veedot

Total Returns as of April 30, 2007
                                                     Average Annual Returns
                                                      --------------------
                                             1         5           Since        Inception
                            6 months(1)     year     years       Inception        Date

INVESTOR CLASS                14.42%       9.29%     8.11%         4.76%        11/30/99

RUSSELL 3000 INDEX(2)          8.90%       14.48%    9.25%         3.58%           --

Institutional Class           14.40%       9.49%     8.29%         2.33%         8/1/00

(1) Total returns for periods less than one year are not
annualized.

(2) Data provided by Lipper Inc. -- A Reuters Company. © 2007
Reuters. All
    rights reserved. Any copying, republication or
redistribution of Lipper
    content, including by caching, framing or similar means, is expressly
    prohibited without the prior written consent of Lipper.
Lipper shall not
    be liable for any errors or delays in the content, or for
any actions
    taken in reliance thereon.

    The data contained herein has been obtained from company
reports,
    financial reporting services, periodicals and other
resources believed to
    be reliable. Although carefully verified, data on
compilations is not
    guaranteed by Lipper and may be incomplete. No offer or
solicitations to
    buy or sell any of the securities herein is being made by
Lipper.

Growth of $10,000 Over Life of Class

$10,000 investment made November 30, 1999

One-Year Returns Over Life of Class
Periods ended April 30
                 2000*     2001     2002     2003      2004      2005     2006     2007
Investor Class   35.20%  -26.18%   -4.21%   -20.92%   32.28%    0.20%    28.94%    9.29%

Russell 3000
Index            7.32%   -12.96%   -10.73%  -13.99%   25.11%    6.97%    18.08%   14.48%

*From 11/30/99, the Investor Class's inception date. Not
annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and
principal value will fluctuate, and redemption value may be
more or less than original cost. To obtain performance data
current to the most recent month end, please call
1-800-345-2021 or visit americancentury.com. The fund's
investment process may involve high portfolio turnover and high capital gains distributions. In addition, its investment
approach may involve higher volatility and risk. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
3

PORTFOLIO COMMENTARY

Veedot

Portfolio Manager: John Small Jr.

PERFORMANCE SUMMARY

Veedot gained 14.42%* for the six months ended April 30, 2007.
Its benchmark, the Russell 3000 Index, returned 8.90% for the period.

As discussed in the Market Perspective on page 2, a pause in
Federal Reserve (Fed) interest rate moves, strong merger
activity, and better-than-expected corporate earnings growth contributed to solid U.S. stock index gains for the six-month period, despite a slowdown in the housing market and growing problems among "subprime" lenders.

An overweight position in the materials sector contributed to
Veedot's strong performance relative to the benchmark, while underweights in energy and utilities detracted from relative performance. Effective stock selection, though, more than
compensated for those detractors and accounted for the bulk of
Veedot's relative outperformance. During the reporting period, the portfolio derived a meaningful portion of its returns from investments in international holdings.

OUTPERFORMANCE BUILT ON MATERIALS

The portfolio reaped rewards from its largest sector
overweight, materials. An overweight position in copper mining company Southern Copper boosted fund performance. The company's share price rose as increased demand from China and fears of a strike-related shortage drove copper prices higher during the period.

Chemicals company Terra Nitrogen, which produces nitrogen
fertilizer products, also contributed to absolute and relative performance. Rising ethanol prices during the reporting period encouraged increased corn farming, which in turn drove up
demand for fertilizer products. Terra's shares enjoyed
triple-digit gains for the six-month period.

LARGEST HOLDINGS PERFORMED WELL

Veedot's systematic investment process guided us to successful stock selections across a number of sectors. Veedot's largest individual holding, WellCare Health Plans, contributed
significantly to relative fund performance. WellCare, which
provides managed care services to government health care plans, saw its share price rise steadily throughout the period.

IntercontinentalExchange, which operates an internet-based
marketplace for commodities trading, benefited from high crude oil trading levels and made a substantial contribution to
absolute and relative performance.

*All fund returns referenced in this commentary are for
Investor Class shares. Total returns for periods less than one year are not annualized.

Top Ten Holdings as of April 30, 2007
                                                   % of          % of
                                                net assets    net assets
                                                  as of         as of
                                                 4/30/07       10/31/06

WellCare Health Plans Inc.                         2.0%          1.4%
IntercontinentalExchange Inc.                      1.7%          1.1%
DryShips Inc.                                      1.6%           --
Millicom International Cellular SA                 1.6%          0.9%
Nexstar Broadcasting Group, Inc. Cl A              1.6%           --
Southern Copper Corp.                              1.5%          0.9%
Priceline.com Inc.                                 1.5%          1.0%
Precision Castparts Corp.                          1.4%          0.9%
Terra Nitrogen Co. L.P.                            1.3%           --
Gulfmark Offshore Inc.                             1.3%          0.9%

------
4

Veedot

Stock selection within the telecommunications sector also
helped Veedot's performance relative to the index. Millicom
International Cellular, which provides cellular
telecommunications service in burgeoning markets across Latin
America, Asia, and Africa, was a major contributor to fund
performance. Millicom saw its share price climb 63% as demand for cellular service in these markets expanded. This holding reflects Veedot's focus on companies with accelerating earnings and revenue growth.

INDUSTRIALS PICKS SOARED

We also reaped absolute and relative gains from the industrials sector. Within that sector, we benefited from two stock picks.
DryShips, which ships commodities worldwide, gained 160% during the period amid high demand and was the largest individual
contributor to performance.

Precision Castparts, a manufacturer of components for aerospace applications, also boosted absolute and relative returns.
Precision's share price soared more than 53% for the six-month period thanks largely to a replacement cycle in the airline
industry.

ENERGY, UTILITIES DETRACTED

The portfolio held underweight positions in both the energy and utilities sectors, which were among the top-performing sectors in the benchmark during the six-month period. Although
effective stock selection helped us reap absolute gains from both sectors, our underweight positions trimmed portfolio
performance relative to the index.

STARTING POINT FOR NEXT REPORTING PERIOD

Using a systematic and technically-driven process, Veedot
focuses on finding companies whose fundamental characteristics meet strict requirements for accelerating earnings and revenue growth. Such companies must also have historical stock price performance that suggests impending share price appreciation.
Our process does not reflect any consideration of external
benchmark sector, industry, or individual stock weights.

Top Five Industries as of April 30, 2007
                                               % of           % of
                                            net assets     net assets
                                               as of         as of
                                              4/30/07       10/31/06

Metals & Mining                                9.0%           3.4%
Health Care Equipment & Supplies               6.3%           4.2%
Electronic Equipment & Instruments             5.2%           2.5%
Software                                       5.1%           5.6%
Auto Components                                4.7%            --

Types of Investments in Portfolio
                                                % of          % of
                                             net assets    net assets
                                               as of          as of
                                              4/30/07       10/31/06

Domestic Common Stocks                         78.3%          85.5%
Foreign Common Stocks*                         18.8%          11.2%
Foreign Preferred Stocks                         --           0.8%
TOTAL EQUITY EXPOSURE                          97.1%          97.5%
Temporary Cash Investments                      1.6%          2.9%
Other Assets and Liabilities                    1.3%         (0.4)%

*Includes depositary shares, dual listed securities and foreign ordinary shares.

------
5

SHAREHOLDER FEE EXAMPLE (UNAUDITED)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including
management fees; distribution and service (12b-1) fees; and
other fund expenses. This example is intended to help you
understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of
investing in other mutual funds.

The example is based on an investment of $1,000 made at the
beginning of the period and held for the entire period from
November 1, 2006 to April 30, 2007.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses
Paid During Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century fund, or Institutional Class shares of the American Century
Diversified Bond Fund, in an American Century account (i.e., not a financial intermediary or retirement plan account),
American Century may charge you a $12.50 semiannual account
maintenance fee if the value of those shares is less than
$10,000. We will redeem shares automatically in one of your
accounts to pay the $12.50 fee. In determining your total
eligible investment amount, we will include your investments in all PERSONAL ACCOUNTS (including American Century Brokerage
accounts) registered under your Social Security number.
PERSONAL ACCOUNTS include individual accounts, joint accounts,
UGMA/UTMA accounts, personal trusts, Coverdell Education
Savings Accounts and IRAs (including traditional, Roth,
Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other
retirement accounts. If you have only business, business
retirement, employer-sponsored or American Century Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your
accounts exclusively online. If you are subject to the Account
Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any
transactional costs, such as sales charges (loads) or
redemption/exchange fees. Therefore, the table is useful in
comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In
addition, if these transactional costs were included, your
costs would have been higher.

------
6

                        Beginning                        Expenses Paid
                      Account Value   Ending Account     During Period*      Annualized
                         11/1/06       Value 4/30/07   11/1/06 - 4/30/07   Expense Ratio*

ACTUAL
Investor Class           $1,000          $1,144.20           $6.65              1.25%
Institutional Class      $1,000          $1,144.00           $5.58              1.05%

HYPOTHETICAL
Investor Class           $1,000          $1,018.60           $6.26              1.25%
Institutional Class      $1,000          $1,019.59           $5.26              1.05%

*Expenses are equal to the class's annualized expense ratio
listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

------
7

SCHEDULE OF INVESTMENTS
Veedot

APRIL 30, 2007 (UNAUDITED)

Shares                                                                               Value

Common Stocks -- 97.1%

AEROSPACE & DEFENSE -- 1.4%
          22,000  Precision Castparts Corp.                                     $2,290,420
                                                                              ------------
AIRLINES -- 0.9%
          87,000  Pinnacle Airlines Corp.(1)                                     1,424,190
                                                                              ------------
AUTO COMPONENTS -- 4.7%
          63,000  American Axle & Manufacturing Holdings, Inc.                   1,760,850
         101,500  Cooper Tire & Rubber Co.                                       1,961,995
         190,500  Exide Technologies(1)                                          1,792,605
          67,500  Spartan Motors, Inc.                                           1,922,400
                                                                              ------------
                                                                                 7,437,850
                                                                              ------------
BEVERAGES -- 1.9%
          39,000  Coca-Cola FEMSA, SAB de CV ADR                                 1,516,710
          98,500  National Beverage Corp.(1)                                     1,532,660
                                                                              ------------
                                                                                 3,049,370
                                                                              ------------
BIOTECHNOLOGY -- 1.7%
          54,000  Crucell N.V. ADR(1)                                            1,368,360
          69,500  GTx, Inc.(1)                                                   1,355,945
                                                                              ------------
                                                                                 2,724,305
                                                                              ------------
CAPITAL MARKETS -- 1.0%
          10,000  Deutsche Bank AG(1)                                            1,535,500
                                                                              ------------
CHEMICALS -- 2.4%
          44,000  CF Industries Holdings, Inc.                                   1,746,360
          32,000  Terra Nitrogen Co. L.P.                                        2,118,400
                                                                              ------------
                                                                                 3,864,760
                                                                              ------------
COMMERCIAL SERVICES & SUPPLIES -- 2.9%
         301,000  APAC Customer Services Inc.(1)                                 1,324,400
          28,500  Huron Consulting Group Inc.(1)                                 1,725,675
          64,500  Korn/Ferry International(1)                                    1,520,265
                                                                              ------------
                                                                                 4,570,340
                                                                              ------------
COMMUNICATIONS EQUIPMENT -- 2.7%
          41,000  CommScope Inc.(1)                                              1,912,650
          86,500  Sierra Wireless(1)                                             1,563,055
          32,890  Silicom Ltd.(1)                                                  739,696
                                                                              ------------
                                                                                 4,215,401
                                                                              ------------
COMPUTERS & PERIPHERALS -- 1.3%
         112,000  Novatel Wireless, Inc.(1)                                      2,037,280
                                                                              ------------
CONSTRUCTION & ENGINEERING -- 1.2%
          45,500  Perini Corp.(1)                                                1,938,300
                                                                              ------------
CONSUMER FINANCE -- 1.0%
          52,500  Dollar Financial Corp.(1)                                      1,529,850
                                                                              ------------

Shares                                                                               Value

CONTAINERS & PACKAGING -- 1.0%
          53,000  Owens-Illinois Inc.(1)                                        $1,594,770
                                                                              ------------
DIVERSIFIED FINANCIAL SERVICES -- 3.5%
           2,500  Chicago Mercantile Exchange Holdings Inc.                      1,291,875
          21,000  IntercontinentalExchange Inc.(1)                               2,667,000
          31,500  JPMorgan Chase & Co.                                           1,641,150
                                                                              ------------
                                                                                 5,600,025
                                                                              ------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.2%
          75,500  Cogent Communications Group, Inc.(1)                           1,922,230
                                                                              ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 5.2%
          72,500  Agilysys Inc.                                                  1,524,675
         119,000  Echelon Corp.(1)                                               1,541,050
          84,500  LG.Philips LCD Co., Ltd. ADR(1)                                1,707,745
         113,500  Methode Electronics, Inc.                                      1,711,580
         155,500  Research Frontiers Inc.(1)                                     1,688,730
                                                                              ------------
                                                                                 8,173,780
                                                                              ------------
ENERGY EQUIPMENT & SERVICES -- 4.3%
          74,000  Allis-Chalmers Energy Inc.(1)                                  1,431,900
          36,500  Dawson Geophysical Co.(1)                                      1,876,100
          43,000  Gulfmark Offshore Inc.(1)                                      2,059,700
          16,000  Transocean Inc.(1)                                             1,379,200
                                                                              ------------
                                                                                 6,746,900
                                                                              ------------
FOOD PRODUCTS -- 1.0%
          19,500  Wimm-Bill-Dann Foods OJSC ADR                                  1,571,700
                                                                              ------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 6.3%
          65,000  Cynosure Inc. Cl A(1)                                          2,032,550
          95,000  I-Flow Corp.(1)                                                1,470,600
          66,000  Medical Action Industries Inc.(1)                              1,503,480
          71,500  Micrus Endovascular Corp.(1)                                   1,589,445
         119,000  Synovis Life Technologies Inc.(1)                              1,526,770
          19,500  Zimmer Holdings Inc.(1)                                        1,764,360
                                                                              ------------
                                                                                 9,887,205
                                                                              ------------
HEALTH CARE PROVIDERS & SERVICES -- 3.9%
          34,000  Chemed Corp.                                                   1,710,200
          21,500  Humana Inc.(1)                                                 1,359,660
          39,500  WellCare Health Plans Inc.(1)                                  3,183,305
                                                                              ------------
                                                                                 6,253,165
                                                                              ------------

------
8

Shares                                                                               Value

HEALTH CARE TECHNOLOGY -- 1.4%
          47,132  Transcend Services, Inc.(1)                                    $ 649,008
          30,000  WebMD Health Corp. Cl A(1)                                     1,560,000
                                                                              ------------
                                                                                 2,209,008
                                                                              ------------
HOUSEHOLD DURABLES -- 0.6%
         145,500  Syntax-Brillian Corp.(1)                                       1,038,870
                                                                              ------------
INSURANCE -- 2.2%
          85,500  AMERISAFE, Inc.(1)                                             1,721,115
           7,500  Fairfax Financial Holdings Ltd. ORD                            1,718,381
                                                                              ------------
                                                                                 3,439,496
                                                                              ------------
INTERNET & CATALOG RETAIL -- 2.3%
         143,500  Audible Inc.(1)                                                1,379,035
          41,500  Priceline.com Inc.(1)                                          2,309,060
                                                                              ------------
                                                                                 3,688,095
                                                                              ------------
INTERNET SOFTWARE & SERVICES -- 3.4%
         878,000  CMGI, Inc.(1)                                                  1,843,800
         122,000  GigaMedia Ltd.(1)                                              1,717,760
          83,500  Vocus Inc.(1)                                                  1,877,915
                                                                              ------------
                                                                                 5,439,475
                                                                              ------------
LEISURE EQUIPMENT & PRODUCTS -- 0.9%
          45,000  Steinway Musical Instruments, Inc.                             1,422,000
                                                                              ------------
LIFE SCIENCES TOOLS & SERVICES -- 1.1%
          73,500  Medtox Scientific Inc.(1)                                      1,768,410
                                                                              ------------
MACHINERY -- 3.2%
          46,000  CIRCOR International Inc.                                      1,674,400
          37,500  Hurco Companies Inc.(1)                                        1,654,125
          12,500  Middleby Corp. (The)(1)                                        1,716,000
                                                                              ------------
                                                                                 5,044,525
                                                                              ------------
MARINE -- 2.9%
          95,000  Diana Shipping Inc.                                            1,923,750
          73,500  DryShips Inc.                                                  2,600,430
                                                                              ------------
                                                                                 4,524,180
                                                                              ------------
MEDIA -- 2.8%
         110,000  Knology Inc.(1)                                                2,008,600
         205,500  Nexstar Broadcasting Group, Inc. Cl A(1)                       2,455,725
                                                                              ------------
                                                                                 4,464,325
                                                                              ------------
METALS & MINING -- 9.0%
          50,500  AK Steel Holding Corp.(1)                                      1,541,260
          17,500  Allegheny Technologies Inc.                                    1,917,650
          43,000  Cia Vale do Rio Doce ADR                                       1,746,230
          27,000  Cleveland-Cliffs Inc.                                          1,870,830
          27,000  Reliance Steel & Aluminum Company                              1,603,800

Shares                                                                               Value

          32,500  Schnitzer Steel Industries, Inc. Cl A                         $1,687,075
          29,000  Southern Copper Corp.                                          2,328,700
          42,500  Titanium Metals Corp.(1)                                       1,467,525
                                                                              ------------
                                                                                14,163,070
                                                                              ------------
MULTILINE RETAIL -- 1.0%
          39,500  Dollar Tree Stores Inc.(1)                                     1,553,140
                                                                              ------------
PERSONAL PRODUCTS -- 1.0%
          26,500  Chattem, Inc.(1)                                               1,514,210
                                                                              ------------
PHARMACEUTICALS -- 1.9%
          84,000  Dr. Reddy's Laboratories Ltd. ADR                              1,437,240
          16,500  Novo-Nordisk AS ADR                                            1,623,765
                                                                              ------------
                                                                                 3,061,005
                                                                              ------------
REAL ESTATE INVESTMENT TRUSTS -- 1.0%
          89,500  Omega Healthcare Investors Inc.                                1,503,600
                                                                              ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 1.8%
          48,000  Intevac, Inc.(1)                                               1,166,880
          81,500  Zoran Corp.(1)                                                 1,618,590
                                                                              ------------
                                                                                 2,785,470
                                                                              ------------
SOFTWARE -- 5.1%
         175,500  Lawson Software Inc.(1)                                        1,561,950
         116,000  Magma Design Automation, Inc.(1)                               1,592,680
          31,000  Quality Systems Inc.                                           1,254,570
          81,500  Shanda Interactive Entertainment Ltd. ADR(1)                   2,040,760
          73,000  VASCO Data Security International, Inc.(1)                     1,561,470
                                                                              ------------
                                                                                 8,011,430
                                                                              ------------
SPECIALTY RETAIL -- 2.0%
          85,000  Pep Boys (The) - Manny, Moe & Jack                             1,585,250
         206,000  Pier 1 Imports, Inc.                                           1,555,300
                                                                              ------------
                                                                                 3,140,550
                                                                              ------------
TEXTILES, APPAREL & LUXURY GOODS -- 1.2%
          25,500  Deckers Outdoor Corp.(1)                                       1,931,115
                                                                              ------------
TOBACCO -- 1.2%
          29,500  Universal Corp.                                                1,849,060
                                                                              ------------
WIRELESS TELECOMMUNICATION SERVICES -- 1.6%
          31,500  Millicom International Cellular SA(1)                          2,559,375
                                                                              ------------
TOTAL COMMON STOCKS
(Cost $131,398,165)                                                            153,477,750
                                                                              ------------

------
9

Shares                                                                               Value

Temporary Cash Investments -- 1.6%
Repurchase Agreement, Morgan Stanley Group, Inc., (collateralized by various U.S. Treasury obligations, 5.25%-8.00%, 11/15/21-2/15/29, valued at $2,551,430), in a joint trading account at 5.08%, dated 4/30/07, due
5/1/07 (Delivery value $2,500,353)
(Cost $2,500,000)                                                               $2,500,000
                                                                              ------------
TOTAL INVESTMENT SECURITIES -- 98.7%
(Cost $133,898,165)                                                            155,977,750
                                                                              ------------
OTHER ASSETS AND LIABILITIES -- 1.3%                                             1,997,555
                                                                              ------------
TOTAL NET ASSETS -- 100.0%                                                    $157,975,305
                                                                              ============

Notes to Schedule of Investments

ADR = American Depositary Receipt
ORD = Foreign Ordinary Share

(1) Non-income producing.

See Notes to Financial Statements.

------
10

STATEMENT OF ASSETS AND LIABILITIES

APRIL 30, 2007 (UNAUDITED)

ASSETS
Investment securities, at value (cost of $133,898,165)                        $155,977,750
Receivable for investments sold                                                 13,242,235
Dividends and interest receivable                                                   61,215
                                                                              ------------
                                                                               169,281,200
                                                                              ------------

LIABILITIES
Disbursements in excess of demand deposit cash                                      60,592
Payable for investments purchased                                               11,082,383
Accrued management fees                                                            162,920
                                                                              ------------
                                                                                11,305,895
                                                                              ------------

NET ASSETS                                                                    $157,975,305
                                                                              ============

NET ASSETS CONSIST OF:
Capital (par value and paid-in surplus)                                       $191,692,368
Accumulated net investment loss                                                   (10,500)
Accumulated net realized loss on investment and foreign currency              (55,786,148)
transactions
Net unrealized appreciation on investments and translation of assets and        22,079,585
liabilities in foreign currencies
                                                                              ------------
                                                                              $157,975,305
                                                                              ============

INVESTOR CLASS, $0.01 PAR VALUE
Net assets                                                                    $147,865,836
Shares outstanding                                                              20,938,367
Net asset value per share                                                            $7.06

INSTITUTIONAL CLASS, $0.01 PAR VALUE
Net assets                                                                     $10,109,469
Shares outstanding                                                               1,412,950
Net asset value per share                                                            $7.15

See Notes to Financial Statements.

------
11

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 2007 (UNAUDITED)

INVESTMENT INCOME (LOSS)

INCOME:
Dividends (net of foreign taxes withheld of $6,074)                               $895,750
Interest                                                                            77,470
                                                                               -----------
                                                                                   973,220
                                                                               -----------

EXPENSES:
Management fees                                                                    981,727
Directors' fees and expenses                                                         1,394
Other expenses                                                                         599
                                                                               -----------
                                                                                   983,720
                                                                               -----------

NET INVESTMENT INCOME (LOSS)                                                      (10,500)
                                                                               -----------

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investment and foreign currency transactions        14,075,303
Change in net unrealized appreciation (depreciation) on investments and          7,325,172
translation of assets and liabilities in foreign currencies
                                                                               -----------

NET REALIZED AND UNREALIZED GAIN (LOSS)                                         21,400,475
                                                                               -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                $21,389,975
                                                                               ===========

See Notes to Financial Statements.

------
12

STATEMENT OF CHANGES IN NET ASSETS

SIX MONTHS ENDED APRIL 30, 2007 (UNAUDITED) AND YEAR ENDED OCTOBER 31, 2006

Increase (Decrease) in Net Assets                              2007             2006

OPERATIONS
Net investment income (loss)                                   $ (10,500)       $(691,907)
Net realized gain (loss)                                       14,075,303       23,038,039
Change in net unrealized appreciation (depreciation)            7,325,172      (3,027,960)
                                                             ------------     ------------
Net increase (decrease) in net assets resulting from           21,389,975       19,318,172
operations
                                                             ------------      -----------

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets from capital           (29,025,588)     (43,224,906)
share transactions
                                                             ------------     ------------

NET INCREASE (DECREASE) IN NET ASSETS                         (7,635,613)     (23,906,734)

NET ASSETS
Beginning of period                                           165,610,918      189,517,652
                                                             ------------     ------------
End of period                                                $157,975,305     $165,610,918
                                                             ============     ============

Accumulated net investment loss                                 $(10,500)               --
                                                             ============     ============

See Notes to Financial Statements.

------
13

NOTES TO FINANCIAL STATEMENTS

APRIL 30, 2007 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Mutual Funds, Inc. (the
corporation) is registered under the Investment Company Act of
1940 (the 1940 Act) as an open-end management investment
company. Veedot Fund (the fund) is one fund in a series issued by the corporation. The fund is nondiversified under the 1940
Act. The fund's investment objective is to seek long-term
capital growth. The fund pursues its objective by investing
primarily in common stocks that management believes to have
better than average prospects for appreciation. The fund uses an approach to common stock investing developed by American
Century. This approach relies heavily on quantitative tools to identify attractive investment opportunities, regardless of
company size, industry type or geographic location, on a
disciplined, consistent basis. The following is a summary of the fund's significant accounting policies.

MULTIPLE CLASS -- The fund is authorized to issue the Investor
Class and the Institutional Class. The share classes differ
principally in their respective distribution and shareholder servicing expenses and arrangements. All shares of the fund
represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting,
dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.
Income, non-class specific expenses, and realized and
unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

SECURITY VALUATIONS -- Securities traded primarily on a
principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local
convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued
through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued
through a commercial pricing service or at amortized cost,
which approximates fair value. Securities traded on foreign
securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New
York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to
materially change the net asset value, that security would be valued at fair value as determined in accordance with
procedures adopted by the Board of Directors. If the fund
determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned
above do not reflect the security's fair value, such security is valued at its fair value as determined by, or in accordance with procedures adopted by, the Board of Directors or its
designee if such fair value determination would materially
impact a fund's net asset value. Certain other circumstances may cause the fund to fair value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market
holiday and no trading will commence.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are
determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes
withheld, if any, is recorded as of the ex-dividend date.
Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered
nontaxable distributions or capital gain distributions for
income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities
initially expressed in foreign currencies are translated into
U.S. dollars at prevailing exchange rates at period end.
Purchases and sales of investment securities, dividend and
interest income, and certain expenses are translated at the
rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than
investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from
changes in currency exchange rates.

------
14

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment
securities are a component of realized gain (loss) on
investment transactions and unrealized appreciation
(depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund
records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The fund may
enter into forward foreign currency exchange contracts to
facilitate transactions of securities denominated in a foreign currency or to hedge the fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of
foreign currency underlying all contractual commitments held by the fund and the resulting unrealized appreciation or
depreciation are determined daily using prevailing exchange
rates. The fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract.
Additionally, losses may arise if the counterparties do not
perform under the contract terms.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase
agreements with institutions that American Century Investment
Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of
Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the
custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities
transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase
agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management
agreements with ACIM or American Century Global Investment
Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by
U.S. Treasury or Agency obligations.

INCOME TAX STATUS -- It is the fund's policy to distribute
substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated
investment company under provisions of the Internal Revenue
Code. Accordingly, no provision has been made for federal or state income taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

REDEMPTION -- The fund may impose a 2% redemption fee on shares held less than 180 days. The redemption fee is recorded as a reduction in the cost of shares redeemed. The redemption fee is retained by the fund and helps cover transaction costs that
long-term investors may bear when a fund sells securities to meet investor redemptions. Prior to March 1, 2007, the fund
imposed a 2% redemption fee on shares held less than 5 years.

INDEMNIFICATIONS -- Under the corporation's organizational
documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their
duties to the fund. In addition, in the normal course of
business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these
arrangements is unknown as this would involve future claims
that may be made against the fund. The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the
United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

------
15

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a
Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in
exchange for a single, unified management fee (the fee) per
class. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and
expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees)
and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in
arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula.
This formula takes into account all of the investment advisor's assets under management in the fund's investment strategy
(strategy assets) to calculate the appropriate fee rate for the fund. The strategy assets include the fund's assets and the
assets of other clients of the investment advisor that are not in the American Century family of funds, but that have the same investment team and investment strategy. The annual management fee schedule for the fund ranges from 1.00% to 1.25% for the
Investor Class. The Institutional Class is 0.20% less at each point within the range. The effective annual management fee for each class of the fund for the six months ended April 30, 2007 was 1.25% and 1.05% for the Investor Class and Institutional
Class, respectively.

RELATED PARTIES -- Certain officers and directors of the
corporation are also officers and/or directors, and, as a
group, controlling stockholders of American Century Companies,
Inc. (ACC), the parent of the corporation's investment advisor,
ACIM, the distributor of the corporation, American Century
Investment Services, Inc., and the corporation's transfer
agent, American Century Services, LLC.

Beginning in December 2006, the fund was eligible to invest in a money market fund for temporary purposes, which was managed by J.P. Morgan Investment Management, Inc. (JPMIM). JPMIM is a
wholly owned subsidiary of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC. The fund has a bank line of credit agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a
custodian of the fund and a wholly owned subsidiary of JPM.

3. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, excluding
short-term investments, for the six months ended April 30,
2007, were $154,164,945 and $183,512,951, respectively.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the fund were as follows:

                      Six months ended April 30, 2007       Year ended October 31, 2006

                        Shares             Amount           Shares            Amount

INVESTOR
CLASS/SHARES
AUTHORIZED              200,000,000                        200,000,000
                        ===========                        ===========
Sold                        411,156          $2,718,516      1,125,207          $6,920,171
Redeemed                (4,475,464)     (29,209,366)(1)    (8,068,501)     (48,716,333)(2)
                        -----------      --------------    -----------     ---------------
                        (4,064,308)        (26,490,850)    (6,943,294)        (41,796,162)
                        -----------      --------------    -----------     ---------------

INSTITUTIONAL
CLASS/SHARES
AUTHORIZED               50,000,000                         50,000,000
                        ===========                        ===========
Sold                         38,232             255,349        176,461           1,106,406
Redeemed                  (423,426)      (2,790,087)(3)      (410,030)      (2,535,150)(4)
                        -----------      --------------    -----------     ---------------
                          (385,194)         (2,534,738)      (233,569)         (1,428,744)
                        -----------      --------------    -----------     ---------------

Net increase
(decrease)              (4,449,502)       $(29,025,588)    (7,176,863)       $(43,224,906)
                        ===========      ==============    ===========     ===============

(1) Net of redemption fees of $42,010.
(2) Net of redemption fees of $98,958.
(3) Net of redemption fees of $4,759.
(4) Net of redemption fees of $1,699.

------
16

5. BANK LINE OF CREDIT

The fund, along with certain other funds managed by ACIM or
ACGIM, has a $500,000,000 unsecured bank line of credit
agreement with JPMCB. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions.
Borrowings under the agreement bear interest at the Federal
Funds rate plus 0.40%. The fund did not borrow from the line during the six months ended April 30, 2007.

6. RISK FACTORS

The fund's investment process may involve high portfolio
turnover and high capital gains distributions. In addition, its investment approach may involve higher volatility and risk.
There are certain risks involved in investing in foreign
securities. These risks include those resulting from future
adverse political, social, and economic developments,
fluctuations in currency exchange rates, the possible
imposition of exchange controls, and other foreign laws or
restrictions.

7. FEDERAL TAX INFORMATION

The book-basis character of distributions made during the year from net investment income or net realized gains may differ
from their ultimate characterization for federal income tax
purposes. These differences reflect the differing character of certain income items and net realized gains and losses for
financial statement and tax purposes, and may result in
reclassification among certain capital accounts on the
financial statements.

As of April 30, 2007, the components of investments for federal income tax purposes were as follows:

Federal tax cost of investments                                   $133,888,868
                                                                  ============
Gross tax appreciation of investments                              $24,518,982
Gross tax depreciation of investments                              (2,430,100)
                                                                  ------------
Net tax appreciation (depreciation) of investments                 $22,088,882
                                                                  ============

The difference between book-basis and tax-basis cost and
unrealized appreciation (depreciation) is attributable
primarily to the tax deferral of losses on return of capital dividends received.

As of October 31, 2006, the fund had accumulated capital losses of $(69,794,205), which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Capital loss carryovers of
$(37,476,753) and $(32,317,452) expire in 2009 and 2010,
respectively.

8. RECENTLY ISSUED ACCOUNTING STANDARDS

In June 2006, the Financial Accounting Standards Board (FASB)
issued Interpretation No. 48, "Accounting for Uncertainty in
Income Taxes - an Interpretation of FASB Statement No. 109"
(FIN 48). FIN 48 establishes a minimum threshold for financial statement recognition of the benefit of positions taken in
filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax
disclosures. FIN 48 is effective for fiscal years beginning
after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. The FASB issued
Statement of Financial Accounting Standards No. 157, "Fair
Value Measurements" (FAS 157), in September 2006, which is
effective for fiscal years beginning after November 15, 2007.
FAS 157 defines fair value, establishes a framework for
measuring fair value and expands the required financial
statement disclosures about fair value measurements. Management is currently evaluating the impact of adopting FIN 48 and FAS
157.

------
17

FINANCIAL HIGHLIGHTS

Veedot

Investor Class

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)

                         2007(1)        2006         2005        2004         2003        2002

PER-SHARE DATA
Net Asset
Value,
Beginning of
Period                     $6.17       $5.57        $5.06       $4.99        $3.77       $4.32
                        --------    --------     --------    --------     --------    --------

Income From Investment Operations

 Net
 Investment
 Income
 (Loss)(2)                 --(3)      (0.02)       (0.03)      (0.03)       (0.03)      (0.01)

 Net
 Realized
 and
 Unrealized
 Gain (Loss)                0.89        0.62         0.53        0.09         1.24      (0.55)
                        --------    --------     --------    --------     --------    --------
 Total From
 Investment
 Operations                 0.89        0.60         0.50        0.06         1.21      (0.56)
                        --------    --------     --------    --------     --------    --------
Redemption
Fees(2)                    --(3)       --(3)         0.01        0.01         0.01        0.01
                        --------    --------     --------    --------     --------    --------
Net Asset
Value, End of
Period                     $7.06       $6.17        $5.57       $5.06        $4.99       $3.77
                        ========    ========     ========    ========     ========    ========

TOTAL
RETURN(4)                 14.42%      10.77%       10.08%       1.40%       32.36%    (12.73)%

RATIOS/SUPPLEMENTAL DATA
Ratio of
Operating
Expenses to
Average Net
Assets                  1.25%(5)       1.45%        1.50%       1.50%        1.50%       1.50%

Ratio of Net
Investment
Income
(Loss)
to Average Net
Assets                (0.02)%(5)     (0.39)%      (0.51)%     (0.57)%      (0.68)%     (0.31)%

Portfolio
Turnover
Rate                         98%        330%         399%        344%         415%        330%

Net Assets,
End of
Period
(in
thousands)              $147,866    $154,374     $178,078    $219,618     $228,724    $187,451

(1) Six months ended April 30, 2007 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for
periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense
differences because of the impact of calculating the net asset values to two decimal places. If net asset values were
calculated to three decimal places, the total return
differences would more closely reflect the class expense
differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and
another.

(5) Annualized.

See Notes to Financial Statements.

------
18

Veedot

Institutional Class

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)

                       2007(1)        2006        2005        2004        2003        2002
PER-SHARE DATA
Net Asset
Value,
Beginning of
Period                   $6.25       $5.63       $5.10       $5.02       $3.79       $4.33
                      --------    --------    --------    --------    --------    --------

Income From Investment Operations
 Net
 Investment
 Income
 (Loss)(2)                0.01      (0.01)      (0.02)      (0.02)      (0.02)       --(3)

 Net
 Realized
 and
 Unrealized
 Gain (Loss)              0.89        0.63        0.54        0.09        1.24      (0.55)
                      --------    --------    --------    --------    --------    --------
 Total From
 Investment
 Operations               0.90        0.62        0.52        0.07        1.22      (0.55)
                      --------    --------    --------    --------    --------    --------
Redemption
Fees(2)                  --(3)       --(3)        0.01        0.01        0.01        0.01
                      --------    --------    --------    --------    --------    --------
Net Asset
Value, End of
Period                   $7.15       $6.25       $5.63       $5.10       $5.02       $3.79
                      ========    ========    ========    ========    ========    ========

TOTAL
RETURN(4)               14.40%      11.01%      10.39%       1.59%      32.45%    (12.47)%

RATIOS/SUPPLEMENTAL DATA
Ratio of
Operating
Expenses to
Average Net
Assets                1.05%(5)       1.25%       1.30%       1.30%       1.30%       1.30%

Ratio of Net
Investment
Income
(Loss)
to Average
Net Assets            0.18%(5)     (0.19)%     (0.31)%     (0.37)%     (0.48)%     (0.11)%

Portfolio
Turnover Rate              98%        330%        399%        344%        415%        330%

Net Assets,
End of
Period
(in
thousands)             $10,109     $11,237     $11,440     $12,400     $12,458      $8,709

(1) Six months ended April 30, 2007 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for
periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense
differences because of the impact of calculating the net asset values to two decimal places. If net asset values were
calculated to three decimal places, the total return
differences would more closely reflect the class expense
differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and
another.

(5) Annualized.

See Notes to Financial Statements.

------
19

SHARE CLASS INFORMATION

Two classes of shares are authorized for sale by the fund:
Investor Class and Institutional Class. The total expense ratio of Institutional Class shares is lower than that of Investor
Class shares.

INVESTOR CLASS shares are available for purchase in two ways:
1) directly from American Century without any commissions or other fees; or 2) through certain financial intermediaries
(such as banks, broker-dealers, insurance companies and
investment advisors), which may require payment of a
transaction fee to the financial intermediary.

INSTITUTIONAL CLASS shares are available to large investors
such as endowments, foundations, and retirement plans, and to financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million ($3 million for endowments and foundations) in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the unified management fee of Institutional
Class shares is 0.20% less than the unified management fee of
Investor Class shares.

All classes of shares represent a pro rata interest in the fund and generally have the same rights and preferences.

------
20

ADDITIONAL INFORMATION

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA or certain 403(b), 457 and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are
subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible
contributions. In such case, excess amounts of withholding
could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must
notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another
tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through
other electronic means. You have the right to revoke your
withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be
responsible for payment of estimated tax. You may incur
penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your
distribution, your address is within one of the mandatory
withholding states and you have federal income tax withheld.
State taxes will be withheld from your distribution in
accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the fund's
investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the
advisor uses in fulfilling this responsibility is available
without charge, upon request, by calling 1-800-345-2021. It is also available on American Century's website at
americancentury.com and on the Securities and Exchange
Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio
securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form
N-Q is available on the SEC's website at sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public
Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its
website at americancentury.com and, upon request, by calling
1-800-345-2021.

------
21

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for
purchase.

The RUSSELL 1000® INDEX is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest companies in the Russell 3000
Index (the 3,000 largest publicly traded U.S. companies, based on total market capitalization).

The RUSSELL 1000® GROWTH INDEX measures the performance of
those Russell 1000 Index companies (the 1,000 largest of the
3,000 largest publicly traded U.S. companies, based on total marke t capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 1000® VALUE INDEX measures the performance of those
Russell 1000 Index companies (the 1,000 largest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower
forecasted growth values.

The RUSSELL 2000® INDEX is a market-capitalization weighted
index created by Frank Russell Company to measure the
performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL 2000® GROWTH INDEX measures the performance of
those Russell 2000 Index companies (the 2,000 smallest of the
3,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and
higher forecasted growth values.

The RUSSELL 2000® VALUE INDEX measures the performance of those
Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower
forecasted growth values.

The RUSSELL 3000® INDEX measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S.
equity market.

The RUSSELL MIDCAP® INDEX measures the performance of the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL MIDCAP® GROWTH INDEX measures the performance of those Russell Midcap Index companies (the 800 smallest of the
1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and
higher forecasted growth values.

The RUSSELL MIDCAP® VALUE INDEX measures the performance of
those Russell Midcap Index companies (the 800 smallest of the
1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and
lower forecasted growth values.

The S&P 500 INDEX is a market value-weighted index of the
stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are
considered to be leading firms in dominant industries. Each
stock's weight in the index is proportionate to its market
value. Created by Standard & Poor's, it is considered to be a broad measure of U.S. stock market performance.

------
22

NOTES

------
23

NOTES

-------
24

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTOR SERVICES REPRESENTATIVE:
1-800-345-2021 OR 816-531-5575

BUSINESS, NOT-FOR-PROFIT,
EMPLOYER-SPONSORED RETIREMENT PLANS:
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL PROFESSIONALS, INSURANCE COMPANIES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 OR 816-444-3485

AMERICAN CENTURY MUTUAL FUNDS, INC.

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR
THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT
AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS
PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

American Century Investments                          PRSRT STD
P.O. Box 419200                                   U.S. POSTAGE
PAID
Kansas City, MO 64141-6200                         AMERICAN
CENTURY
                                                      COMPANIES

American Century Investment Services, Inc., Distributor

©2007 American Century Proprietary Holdings, Inc. All rights reserved.

The American Century Investments logo, American Century and
American Century Investments are service marks of American
Century Proprietary Holdings, Inc.

0706
SH-SAN-54783S

[front cover]

AMERICAN CENTURY INVESTMENTS
Semiannual Report               April 30, 2007

Capital Value Fund

[american century investments logo and text logo]

OUR MESSAGE TO YOU

We have the privilege of providing you with the semiannual
report for the American Century® Capital Value Fund for the six
months ended April 30, 2007. We've gathered this information to help you monitor your investment. Another resource is our
website, americancentury.com, where we post company news,
portfolio commentaries, investment views, and other
communications about portfolio strategy, personal finance,
government policy, and the markets.

Speaking of company news, American Century announced the
following leadership changes. Chief Investment Officer Mark
Mallon retired in the first quarter of 2007, after nearly a
decade at American Century. Effective January 1, 2007, former
International Equity CIO Enrique Chang became CIO with
responsibilities for the entire investment management
operation. Prior to joining American Century in 2006, Enrique worked at Munder Capital Management, serving the last four
years as president and CIO. Before that, he held a series of senior investment management positions at Vantage Global
Advisors, J. & W. Seligman and Co., and General Reinsurance
Corp.

In January 2007, President and Chief Executive Officer Bill
Lyons announced his retirement after nearly 20 years at
American Century. Chief Financial Officer Jonathan Thomas was
appointed president and CEO effective March 1, 2007. Since
2005, Jonathan has overseen American Century's financial area, with additional responsibilities in purchasing, facilities,
real estate, information technology, operations, and human
resources. Before joining American Century, Jonathan was a
managing director and global chief operating officer of Morgan
Stanley's investment division, and worked in senior leadership roles for Bank of America, Boston Financial Services, and
Fidelity Investments.

We wish to thank Mark and Bill for their many years of
distinguished service -- American Century is a stronger company as a result of their hard work. And we firmly believe their
roles in our firm have transitioned to two talented, committed, and experienced top executives.

[photo of James E. Stowers III and James E. Stowers, Jr.

/s/James E. Stowers, Jr.
James E. Stowers, Jr.
FOUNDER AND CO-CHAIRMAN OF THE BOARD
AMERICAN CENTURY COMPANIES, INC.

/s/James E. Stowers III
James E. Stowers III
DIRECTOR
AMERICAN CENTURY COMPANIES, INC.

            Market Perspective . . . . . . . . . . . . . . . . . . . . . . .2
             U.S. Stock Index Returns. . . . . . . . . . . . . . . . . . . .2

CAPITAL VALUE

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Market Perspective and the
Portfolio Commentary reflect those of the portfolio management team as of the date of the report, and do not necessarily
represent the opinions of American Century or any other person in the American Century organization. Any such opinions are
subject to change at any time based upon market or other
conditions and American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by
American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century fund. Security examples are used for
representational purposes only and are not intended as
recommendations to purchase or sell securities. Performance
information for comparative indices and securities is provided to American Century by third party vendors. To the best of
American Century's knowledge, such information is accurate at the time of printing.

Market Perspective

[Photo of Chief Investment Officer]

By Enrique Chang, Chief Investment Officer, American Century
Investments

STOCKS RALLIED DESPITE SLOWING ECONOMY

The major U .S. stock indexes advanced during the six months ended April 30, 2007. Stocks gained ground despite a continued
slowdown in the U.S. economy, resulting primarily from a
further slump in the housing market. U.S. gross domestic
product (GDP) grew at an annualized rate of 2.5% in the fourth quarter of 2006, and the initial estimate of first-quarter 2007
GDP growth was just 1.3%.

In this environment, the Federal Reserve (the Fed) continued to hold short-term interest rates steady after raising them 17
times between June 2004 and June 2006. The Fed's stable
interest rate policy, combined with better-than-expected
corporate earnings, contributed to the stock market's positive sentiment during the reporting period.

Robust merger activity also supported stocks. After a total of nearly $4 trillion in mergers and acquisitions worldwide in
2006 -- including $750 billion in takeovers by private equity firms -- the wheeling and dealing continued in early 2007 with the largest private-equity buyout on record.

Although stocks rose for five of the six months in the
reporting period, the market suffered a sharp decline in late
February amid a drop in the Chinese stock market and growing financial problems among "subprime" lenders. Corporate profit growth also weakened toward the end of the reporting period, ending a streak of double-digit quarterly earnings growth for the companies in the S&P 500 Index that began in 2002.

MID-CAP AND VALUE OUTPERFORMED

As the accompanying table shows, mid-cap stocks led the
market's advance, followed by large-cap issues, while small-cap shares lagged. Value and growth stocks were mixed -- value
modestly outperformed in the large- and mid-cap segments of the market, while small-cap growth stocks outpaced small-cap value.

The best-performing sectors of the stock market during the
period included the utilities, materials, and energy sectors, which benefited from higher commodity prices. Consumer
discretionary and financial stocks posted the weakest returns.
Consumer discretionary stocks were impacted by the modest
economic outlook, while concerns about the contagion of
subprime lending woes weighed on the financial sector.

U.S. Stock Index Returns

For the six months ended April 30, 2007*

RUSSELL 1000 INDEX (LARGE-CAP)             9.10%
Russell 1000 Growth Index                  8.42%
Russell 1000 Value Index                   9.79%

RUSSELL MIDCAP INDEX                      12.24%
Russell Midcap Growth Index               11.77%
Russell Midcap Value Index                12.78%

RUSSELL 2000 INDEX (SMALL-CAP)             6.86%
Russell 2000 Growth Index                  7.42%
Russell 2000 Value Index                   6.36%

*Total returns for periods less than one year are not
annualized.

------
2

PERFORMANCE
Capital Value

Total Returns as of April 30, 2007
                                                       Average Annual Returns

                                                                    Since       Inception
                                6 months(1)   1 year   5 years    Inception       Date

INVESTOR CLASS                     8.79%      17.03%    10.31%      8.73%        3/31/99

 Return After-Tax on
Distributions(2)                   8.34%      16.56%    9.96%       8.33%

 Return After-Tax on
Distributions and Sale of
Shares(2)                          6.27%      11.67%    8.88%       7.48%

RUSSELL 1000 VALUE INDEX(3)        9.79%      18.15%    11.83%      8.12%          --

Institutional Class                8.88%      17.27%    10.52%      9.95%        3/1/02

 Return After-Tax on
Distributions(2)                   8.40%      16.76%    10.13%      9.58%

 Return After-Tax on
Distributions and Sale of
Shares(2)                          6.37%      11.87%    9.05%       8.55%

Advisor Class                      8.65%      16.76%      --        15.77%       5/14/03

 Return After-Tax on
Distributions(2)                   8.25%      16.32%      --        15.50%

 Return After-Tax on
Distributions and Sale of
Shares(2)                          6.13%      11.43%      --        13.75%

(1) Total returns for periods less than one year are not
annualized.

(2) After-tax returns are calculated using the historical
highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual
after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not
relevant to investors who hold their fund shares through
tax-deferred arrangements such as 401(k) plans or individual retirement accounts

(3) Data provided by Lipper Inc. -- A Reuters Company. © 2007
Reuters. All rights reserved. Any copying, republication or
redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior
written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

  The data contained herein has been obtained from company
reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be
incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and
principal value will fluctuate, and redemption value may be
more or less than original cost. To obtain performance data
current to the most recent month end, please call
1-800-345-2021 or visit americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains. Returns for the index are provided for comparison. The fund's total returns
include operating expenses (such as transaction costs and
management fees) that reduce returns, while the total returns of the index do not.

------
3

Capital Value

Growth of $10,000 Over Life of Class

$10,000 investment made March 31, 1999

One-Year Returns Over Life of Class
Periods ended April 30
               1999*    2000     2001     2002      2003      2004      2005     2006      2007

Investor
Class
(before tax)   10.20%  -6.71%   16.92%    0.21%    -12.11%   26.67%    10.31%   13.69%    17.03%

Russell
1000 Value
Index          9.34%   -3.88%   6.43%    -3.91%    -13.01%   26.26%    13.92%   18.31%    18.15%

* From 3/31/99, the Investor Class's inception date. Not
annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and
principal value will fluctuate, and redemption value may be
more or less than original cost. To obtain performance data
current to the most recent month end, please call
1-800-345-2021 or visit americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
4

PORTFOLIO COMMENTARY
Capital Value

Portfolio Managers: Chuck Ritter and Brendan Healy

As announced in the Stowers' message at the start of this
report, Mark Mallon retired this year. Prior to his retirement, he stopped serving as a portfolio manager for Capital Value, effective December 31, 2006. Chuck Ritter has been a member of the team that manages this portfolio since its inception in
March 1999. He continues to manage Capital Value with
co-portfolio manager Brendan Healy and two dedicated,
experienced analysts.

PERFORMANCE SUMMARY

Capital Value gained 8.79%* for the six months ended April 30,
2007. Its benchmark, the Russell 1000 Value Index, advanced
9.79% while the broader market, as measured by the S&P 500
Index, returned 8.60%.

On an absolute basis, a favorable market environment (described in the Market Perspective on page 2), especially for mid- and large-cap value stocks, generated these results. On a relative basis, Capital Value trailed its benchmark partly because it has a higher percentage of mega-cap stocks (shares of
especially large companies, represented by the Russell Top 200
Value Index), many of which were not favored by investors
during the period. Our positions in the energy, utilities, and materials sectors also detracted.

The portfolio's relative performance for the reporting period deviated from its longer-term results. Since Capital Value's inception on March 31, 1999, the portfolio has produced an
average annualized return of 8.73%, outperforming the Russell
1000 Value Index, and the S&P 500 Index, which returned 8.12%
and 3.40%, respectively, on an average annualized basis.

MEGA-CAPS HINDERED PERFORMANCE

While we continued to find greater value opportunities among mega-cap stocks, that bias hindered performance. During the
six-month period, the Russell Top 200 Value Index (the largest stocks) advanced 8.70% while the Russell Midcap Value Index
gained 12.78%. (Our benchmark, the Russell 1000 Value Index, can be broken down into the Russell Top 200 Value and the
Russell Midcap Value indices.)

ENERGY AND UTILITIES DETRACTED

Our holdings in the energy sector detracted from relative
performance though they contributed significantly to the fund's total return. Investors generally preferred smaller exploration and production companies to multi-national integrated oil
companies, and we held few of these top-performing niche
players. Also, Royal Dutch Shell plc, present in the portfolio but not in the benchmark, was among our top-detracting stocks.

Top Ten Holdings as of April 30, 2007

                                    % of net         % of net
                                  assets as of     assets as of
                                     4/30/07         10/31/06

Exxon Mobil Corp.                     4.9%             4.7%
Citigroup Inc.                        4.7%             4.5%
Bank of America Corp.                 3.3%             3.4%
Chevron Corp.                         3.1%             2.9%
AT&T Inc.                             3.0%             2.0%
Royal Dutch Shell plc ADR             2.6%             2.7%
Freddie Mac                           2.5%             3.0%
JPMorgan Chase & Co.                  2.5%             2.5%
Wells Fargo & Co.                     2.1%             2.1%
Pfizer Inc.                           1.9%             1.9%

*All fund returns referenced in this commentary are for
Investor Class shares. Total returns for periods less than one year are not annualized.

------
5

Capital Value

The portfolio's underweight position in utilities also dampened performance, as the sector posted strong gains for the period.
We did not hold the companies that provided some of the
strongest results -- independent power producers and selected electric utilities.

CONSUMER STAPLES LED PORTFOLIO

Investments in the consumer staples sector added the most to the portfolio's results against the benchmark. Specifically, we owned Kroger, the second-largest food retailer in the U.S.
Kroger's stock rose 32% over the period as the company regained market share by tailoring its products and service offerings to its customers' buying behaviors.

We were also rewarded for avoiding Procter and Gamble, which lagged its peers in the household products segment. P&G is a large part of the benchmark but did not meet our valuation
criteria.

UNDERWEIGHT POSITION IN FINANCIALS WAS BENEFICIAL

Our underweight position in financials added value as the
sector trailed all others in the benchmark. Many financial
firms came under pressure amid the fallout in the subprime
lending category, but our emphasis on larger, more diversified regional banks helped us in the midst of the turmoil. Our
valuation work also led us away from real estate investment
trusts involved in subprime mortgage lending. However, Freddie
Mac, one of our top-detracting stocks, made slow progress in implementing new accounting systems, which dampened its
near-term prospects for reduced regulatory oversight.

STARTING POINT FOR NEXT REPORTING PERIOD

As bottom-up managers, we evaluate each company individually and build the portfolio one stock at a time. As of April 30,
2007, the portfolio was broadly diversified, with an overweight position in the information technology sector and an
underweight position in utilities stocks, which we believe are richly valued. In addition, we continued to find value
opportunities among mega-cap stocks and have maintained our
bias toward them.

Top Five Industries as of April 30, 2007

                                            % of net        % of net
                                          assets as of    assets as of
                                            4/30/07         10/31/06

Oil, Gas & Consumable Fuels                  13.4%           12.8%
Diversified Financial Services               10.5%           10.4%
Pharmaceuticals                               7.8%            7.0%
Insurance                                     6.5%            6.2%
Commercial Banks                              6.2%            6.4%

Types of Investments in Portfolio

                                           % of net        % of net
                                         assets as of    assets as of
                                            4/30/07        10/31/06

Common Stocks                                97.8%           95.1%
Temporary Cash Investments                   2.3%            4.7%
Other Assets and Liabilities(1)             (0.1)%           0.2%

(1) Includes securities lending collateral and other assets and liabilities.

------
6

SHAREHOLDER FEE EXAMPLE (UNAUDITED)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including
management fees; distribution and service (12b-1) fees; and
other fund expenses. This example is intended to help you
understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of
investing in other mutual funds.

The example is based on an investment of $1,000 made at the
beginning of the period and held for the entire period from
November 1, 2006 to April 30, 2007.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses
Paid During Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century fund, or Institutional Class shares of the American Century
Diversified Bond Fund, in an American Century account (i.e., not a financial intermediary or retirement plan account),
American Century may charge you a $12.50 semiannual account
maintenance fee if the value of those shares is less than
$10,000. We will redeem shares automatically in one of your
accounts to pay the $12.50 fee. In determining your total
eligible investment amount, we will include your investments in all PERSONAL ACCOUNTS (including American Century Brokerage
accounts) registered under your Social Security number.
PERSONAL ACCOUNTS include individual accounts, joint accounts,
UGMA/UTMA accounts, personal trusts, Coverdell Education
Savings Accounts and IRAs (including traditional, Roth,
Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other
retirement accounts. If you have only business, business
retirement, employer-sponsored or American Century Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your
accounts exclusively online. If you are subject to the Account
Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any
transactional costs, such as sales charges (loads) or
redemption/exchange fees. Therefore, the table is useful in
comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In
addition, if these transactional costs were included, your
costs would have been higher.

------
7

                          Beginning         Ending        Expenses Paid
                        Account Value   Account Value    During Period*      Annualized
                           11/1/06         4/30/07      11/1/06 - 4/30/07  Expense Ratio*

ACTUAL

Investor Class              $1,000        $1,087.90           $5.69             1.10%

Institutional Class         $1,000        $1,088.80           $4.66             0.90%

Advisor Class               $1,000        $1,086.50           $6.98             1.35%

HYPOTHETICAL

Investor Class              $1,000        $1,019.34           $5.51             1.10%

Institutional Class         $1,000        $1,020.33           $4.51             0.90%

Advisor Class               $1,000        $1,018.10           $6.76             1.35%

* Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

------
8

SCHEDULE OF INVESTMENTS
Capital Value

APRIL 30, 2007 (UNAUDITED)

Shares                                                                               Value
Common Stocks -- 97.8%
AEROSPACE & DEFENSE -- 0.9%
               67,500  Northrop Grumman Corp.                                  $ 4,968,675
                                                                              ------------
BEVERAGES -- 1.9%
              121,800  Coca-Cola Company (The)                                   6,356,742
              130,400  Pepsi Bottling Group Inc.                                 4,278,424
                                                                              ------------
                                                                                10,635,166
                                                                              ------------
BIOTECHNOLOGY -- 0.4%
               33,400  Amgen Inc.(1)                                             2,142,276
                                                                              ------------
CAPITAL MARKETS -- 4.3%
              124,700  Bank of New York Co., Inc. (The)                          5,047,856
              101,400  Merrill Lynch & Co., Inc.                                 9,149,322
              113,200  Morgan Stanley                                            9,509,932
                                                                              ------------
                                                                                23,707,110
                                                                              ------------
CHEMICALS -- 2.0%
              102,900  du Pont (E.I.) de Nemours & Co.(2)                        5,059,593
               84,900  PPG Industries, Inc.                                      6,246,942
                                                                              ------------
                                                                                11,306,535
                                                                              ------------
COMMERCIAL BANKS -- 6.2%
               92,000  National City Corp.(2)                                    3,362,600
               48,700  PNC Financial Services Group                              3,608,670
              208,200  U.S. Bancorp                                              7,151,670
              151,900  Wachovia Corp.                                            8,436,526
              324,300  Wells Fargo & Co.                                        11,639,127
                                                                              ------------
                                                                                34,198,593
                                                                              ------------
COMMERCIAL SERVICES & SUPPLIES -- 1.3%
              101,700  R.R. Donnelley & Sons Company                             4,088,340
               86,400  Waste Management, Inc.                                    3,232,224
                                                                              ------------
                                                                                 7,320,564
                                                                              ------------
COMMUNICATIONS EQUIPMENT -- 0.2%
               70,500  Motorola, Inc.                                            1,221,765
                                                                              ------------
COMPUTERS & PERIPHERALS -- 1.4%
              188,800  Hewlett-Packard Co.(2)                                    7,956,032
                                                                              ------------
DIVERSIFIED -- 1.3%
               50,000  Standard and Poor's 500 Depositary Receipt(2)             7,413,500
                                                                              ------------
DIVERSIFIED CONSUMER SERVICES -- 0.5%
              129,638  H & R Block, Inc.(2)                                      2,931,115
                                                                              ------------
DIVERSIFIED FINANCIAL SERVICES -- 10.5%
              354,200  Bank of America Corp.                                    18,028,780
              484,400  Citigroup Inc.                                           25,973,528

Shares                                                                               Value
              267,248  JPMorgan Chase & Co.                                   $ 13,923,621
                                                                              ------------
                                                                                57,925,929
                                                                              ------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 4.3%
              425,588  AT&T Inc.                                                16,478,767
              187,600  Verizon Communications Inc.                               7,162,568
                                                                              ------------
                                                                                23,641,335
                                                                              ------------
ELECTRIC UTILITIES -- 3.1%
              123,900  Exelon Corporation                                        9,343,299
              177,900  PPL Corporation                                           7,758,219
                                                                              ------------
                                                                                17,101,518
                                                                              ------------
ENERGY EQUIPMENT & SERVICES -- 0.3%
               19,100  National Oilwell Varco, Inc.(1)                           1,620,635
                                                                              ------------
FOOD & STAPLES RETAILING -- 1.6%
              121,700  Kroger Co. (The)                                          3,591,367
              105,900  Wal-Mart Stores, Inc.                                     5,074,728
                                                                              ------------
                                                                                 8,666,095
                                                                              ------------
FOOD PRODUCTS -- 1.2%
              217,300  Unilever N.V. New York Shares                             6,627,650
                                                                              ------------
HEALTH CARE PROVIDERS & SERVICES -- 0.3%
               28,800  Quest Diagnostics Inc.                                    1,408,032
                                                                              ------------
HOTELS, RESTAURANTS & LEISURE -- 1.0%
              113,158  McDonald's Corporation                                    5,463,268
                                                                              ------------
HOUSEHOLD DURABLES -- 0.6%
              113,300  Newell Rubbermaid Inc.                                    3,474,911
                                                                              ------------
INDUSTRIAL CONGLOMERATES -- 2.9%
              251,900  General Electric Co.                                      9,285,034
              205,500  Tyco International Ltd.                                   6,705,465
                                                                              ------------
                                                                                15,990,499
                                                                              ------------
INSURANCE -- 6.5%
              113,600  Allstate Corp.                                            7,079,552
              143,600  American International Group, Inc.                       10,039,076
               67,300  Hartford Financial Services Group Inc. (The)              6,810,760
              112,500  Loews Corp.                                               5,323,500
              102,300  Marsh & McLennan Companies, Inc.(2)                       3,249,048
               54,600  Torchmark Corp.(2)                                        3,729,180
                                                                              ------------
                                                                                36,231,116
                                                                              ------------
IT SERVICES -- 1.8%
               55,900  Fiserv, Inc.(1)                                           2,972,203
               68,100  International Business Machines Corp.                     6,960,501
                                                                              ------------
                                                                                 9,932,704
                                                                              ------------

------
9

Capital Value

Shares                                                                               Value
MACHINERY -- 3.5%
               37,300  Caterpillar Inc.                                        $ 2,708,726
               38,600  Deere & Co.                                               4,222,840
               74,500  Dover Corp.                                               3,584,940
              113,100  Ingersoll-Rand Company Cl A                               5,049,915
               42,100  Parker-Hannifin Corp.                                     3,879,094
                                                                              ------------
                                                                                19,445,515
                                                                              ------------
MEDIA -- 3.6%
               98,300  Gannett Co., Inc.                                         5,608,998
              477,300  Time Warner Inc.                                          9,846,699
              104,141  Viacom Inc. Cl B(1)                                       4,295,816
                                                                              ------------
                                                                                19,751,513
                                                                              ------------
METALS & MINING -- 0.5%
               40,000  Nucor Corp.(2)                                            2,538,400
                                                                              ------------
MULTI-UTILITIES -- 0.6%
              130,800  NiSource Inc.                                             3,216,372
                                                                              ------------
MULTILINE RETAIL -- 0.3%
               84,000  Dollar General Corp.                                      1,793,400
                                                                              ------------
OFFICE ELECTRONICS -- 0.7%
              202,800  Xerox Corp.(1)                                            3,751,800
                                                                              ------------
OIL, GAS & CONSUMABLE FUELS -- 13.4%
               40,700  Anadarko Petroleum Corp.                                  1,899,062
              223,925  Chevron Corp.(2)                                         17,419,126
              154,900  ConocoPhillips                                           10,742,315
               35,700  Devon Energy Corporation                                  2,601,459
              339,600  Exxon Mobil Corp.                                        26,957,449
              208,800  Royal Dutch Shell plc ADR                                14,480,280
                                                                              ------------
                                                                                74,099,691
                                                                              ------------
PAPER & FOREST PRODUCTS -- 1.1%
               78,402  Weyerhaeuser Co.                                          6,211,006
                                                                              ------------
PHARMACEUTICALS -- 7.8%
              152,000  Abbott Laboratories                                       8,606,240
               54,900  Eli Lilly and Company                                     3,246,237
              122,900  Johnson & Johnson                                         7,892,638
               89,000  Merck & Co., Inc.                                         4,578,160
              407,300  Pfizer Inc.                                              10,777,158
              144,700  Wyeth                                                     8,030,850
                                                                              ------------
                                                                                43,131,283
                                                                              ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 0.7%
               76,800  Applied Materials, Inc.                                   1,476,096
              116,000  Intel Corp.                                               2,494,000
                                                                              ------------
                                                                                 3,970,096
                                                                              ------------

Shares                                                                               Value
SOFTWARE -- 2.2%
              294,739  Microsoft Corporation                                   $ 8,824,486
              176,600  Oracle Corp.(1)                                           3,320,080
                                                                              ------------
                                                                                12,144,566
                                                                              ------------
SPECIALTY RETAIL -- 1.3%
              164,300  Gap, Inc. (The)                                           2,949,185
              108,400  Home Depot, Inc. (The)                                    4,105,108
                                                                              ------------
                                                                                 7,054,293
                                                                              ------------
TEXTILES, APPAREL & LUXURY GOODS -- 1.4%
               85,200  Liz Claiborne, Inc.                                       3,810,144
               45,800  VF Corp.                                                  4,021,698
                                                                              ------------
                                                                                 7,831,842
                                                                              ------------
THRIFTS & MORTGAGE FINANCE -- 4.2%
              216,600  Freddie Mac                                              14,031,348
               52,000  MGIC Investment Corp.(2)                                  3,203,720
              145,400  Washington Mutual, Inc.(2)                                6,103,892
                                                                              ------------
                                                                                23,338,960
                                                                              ------------
TOBACCO -- 1.1%
               88,700  Altria Group Inc.                                         6,113,204
                                                                              ------------
WIRELESS TELECOMMUNICATION SERVICES -- 0.9%
              254,400  Sprint Nextel Corp.                                       5,095,632
                                                                              ------------
TOTAL COMMON STOCKS
(Cost $394,013,739)                                                            541,372,596
                                                                              ------------
Temporary Cash Investments -- 2.3%
Repurchase Agreement, Deutsche Bank Securities, Inc., (collateralized by various U.S. Treasury obligations, 0.875%, 4/15/10, valued at
$13,266,715), in a joint trading account at 5.08%, dated 4/30/07, due
5/1/07 (Delivery value $13,001,834)
(Cost $13,000,000)                                                              13,000,000
                                                                              ------------
Temporary Cash Investments -- Securities Lending Collateral(3) -- 6.2%
Repurchase Agreement, Morgan Stanley, (collateralized by various U.S.
Government Agency obligations in a pooled account at the lending agent),
5.23%, dated 4/30/07, due 5/1/07 (Delivery value $34,270,682)
(Cost $34,265,704)                                                              34,265,704
                                                                              ------------
TOTAL INVESTMENT SECURITIES -- 106.3%
(Cost $441,279,443)                                                            588,638,300
                                                                              ------------
OTHER ASSETS AND LIABILITIES -- (6.3)%                                        (34,673,488)
                                                                              ------------
TOTAL NET ASSETS -- 100.0%                                                    $553,964,812
                                                                              ============

------
10

Capital Value

Notes to Schedule of Investments

ADR = American Depositary Receipt

(1) Non-income producing.

(2) Security, or a portion thereof, was on loan as of April 30,
2007.

(3) Investments represent purchases made by the lending agent with cash collateral received through securities lending
transactions.

See Notes to Financial Statements.

------
11

STATEMENT OF ASSETS AND LIABILITIES

APRIL 30, 2007 (UNAUDITED)

ASSETS

Investment securities, at value (cost of $407,013,739) -- including
$33,385,767 of securities on loan                                             $554,372,596

Investments made with cash collateral received for securities on
loan, at value (cost of $34,265,704)                                            34,265,704
                                                                              ------------

Total investment securities, at value (cost of $441,279,443)                   588,638,300

Dividends and interest receivable                                                  543,917
                                                                              ------------
                                                                               589,182,217
                                                                              ------------

LIABILITIES

Payable for collateral received on securities on loan                           34,265,704

Disbursements in excess of demand deposit cash                                     461,222

Accrued management fees                                                            483,329

Distribution fees payable                                                            3,575
Service fees payable                                                                 3,575
                                                                              ------------
                                                                                35,217,405
                                                                              ------------

NET ASSETS                                                                    $553,964,812
                                                                              ============

NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus)                                       $398,058,677

Undistributed net investment income                                              1,617,281

Undistributed net realized gain on investment transactions                       6,929,997

Net unrealized appreciation on investments                                     147,358,857
                                                                              ------------
                                                                              $553,964,812
                                                                              ============

INVESTOR CLASS, $0.01 PAR VALUE
Net assets                                                                    $504,143,915
Shares outstanding                                                              57,908,545
Net asset value per share                                                            $8.71

INSTITUTIONAL CLASS, $0.01 PAR VALUE
Net assets                                                                     $32,565,310
Shares outstanding                                                               3,738,862
Net asset value per share                                                            $8.71

ADVISOR CLASS, $0.01 PAR VALUE
Net assets                                                                     $17,255,587
Shares outstanding                                                               1,983,976
Net asset value per share                                                            $8.70

See Notes to Financial Statements.

------
12

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 2007 (UNAUDITED)

INVESTMENT INCOME (LOSS)

INCOME:

Dividends (net of foreign taxes withheld $59,272)                              $ 6,458,097

Interest                                                                           489,309

Securities lending                                                                   1,610
                                                                               -----------
                                                                                 6,949,016
                                                                               -----------

EXPENSES:

Management fees                                                                  2,845,428

Distribution fees -- Advisor Class                                                  21,730

Service fees -- Advisor Class                                                       21,730

Directors' fees and expenses                                                         4,782

Other expenses                                                                         841
                                                                               -----------
                                                                                 2,894,511
                                                                               -----------

NET INVESTMENT INCOME (LOSS)                                                     4,054,505
                                                                               -----------

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) on investment transactions                              7,241,467

Change in net unrealized appreciation (depreciation) on
investments                                                                     33,506,497
                                                                               -----------

NET REALIZED AND UNREALIZED GAIN (LOSS)                                         40,747,964
                                                                               -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                                     $44,802,469
                                                                               ===========

See Notes to Financial Statements.

------
13

STATEMENT OF CHANGES IN NET ASSETS

SIX MONTHS ENDED APRIL 30, 2007 (UNAUDITED) AND YEAR ENDED OCTOBER 31, 2006

Increase (Decrease) in Net Assets                              2007                   2006

OPERATIONS

Net investment income (loss)                            $ 4,054,505            $ 7,648,801

Net realized gain (loss)                                  7,241,467              6,923,827

Change in net unrealized appreciation
(depreciation)                                           33,506,497             67,362,731
                                                       ------------           ------------

Net increase (decrease) in net assets
resulting from operations                                44,802,469             81,935,359
                                                       ------------           ------------

DISTRIBUTIONS TO SHAREHOLDERS

From net investment income:
 Investor Class                                         (7,057,802)            (6,466,570)
 Institutional Class                                      (534,336)              (610,968)
 Advisor Class                                            (212,420)              (174,997)

From net realized gains:
 Investor Class                                         (6,173,452)            (5,171,999)
 Institutional Class                                      (410,071)              (428,777)
 Advisor Class                                            (225,243)              (170,420)
                                                       ------------           ------------

Decrease in net assets from distributions              (14,613,324)           (13,023,731)
                                                       ------------           ------------

CAPITAL SHARE TRANSACTIONS

Net increase (decrease) in net assets from
capital share transactions                                8,858,272           (64,615,188)
                                                       ------------           ------------

NET INCREASE (DECREASE) IN NET ASSETS                    39,047,417              4,296,440

NET ASSETS

Beginning of period                                     514,917,395            510,620,955
                                                       ------------           ------------

End of period                                          $553,964,812           $514,917,395
                                                       ============           ============

Undistributed net investment income                      $1,617,281             $5,367,334
                                                       ============           ============

See Notes to Financial Statements.

------
14

NOTES TO FINANCIAL STATEMENTS

APRIL 30, 2007 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Mutual Funds, Inc. (the
corporation) is registered under the Investment Company Act of
1940 (the 1940 Act) as an open-end management investment
company. Capital Value Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the
1940 Act. The fund's investment objective is to seek long-term capital growth. The fund pursues its objective by investing
primarily in common stocks that management believes to be
undervalued at the time of purchase. The fund also seeks to
minimize the impact of federal income taxes on shareholder
returns by attempting to minimize taxable distributions to
shareholders. The following is a summary of the fund's
significant accounting policies.

MULTIPLE CLASS -- The fund is authorized to issue the Investor
Class, the Institutional Class and the Advisor Class. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical
voting, dividend, liquidation and other rights and the same
terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

SECURITY VALUATIONS -- Securities traded primarily on a
principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local
convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued
through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued
through a commercial pricing service or at amortized cost,
which approximates fair value. Securities traded on foreign
securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New
York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to
materially change the net asset value, that security would be valued at fair value as determined in accordance with
procedures adopted by the Board of Directors. If the fund
determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned
above do not reflect the security's fair value, such security is valued at its fair value as determined by, or in accordance with procedures adopted by, the Board of Directors or its
designee if such fair value determination would materially
impact a fund's net asset value. Certain other circumstances may cause the fund to fair value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market
holiday and no trading will commence.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are
determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes
withheld, if any, is recorded as of the ex-dividend date.
Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

SECURITIES ON LOAN -- The fund may lend portfolio securities through its lending agent to certain approved borrowers in
order to earn additional income. The fund continues to
recognize any gain or loss in the market price of the
securities loaned and records any interest earned or dividends declared.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase
agreements with institutions that American Century Investment
Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of
Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the
custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities
transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase
agreement.

------
15

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management
agreements with ACIM or American Century Global Investment
Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by
U.S. Treasury or Agency obligations.

INCOME TAX STATUS -- It is the fund's policy to distribute
substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated
investment company under provisions of the Internal Revenue
Code. Accordingly, no provision has been made for federal or state income taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

INDEMNIFICATIONS -- Under the corporation's organizational
documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their
duties to the fund. In addition, in the normal course of
business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these
arrangements is unknown as this would involve future claims
that may be made against the fund. The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the
United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a
Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in
exchange for a single, unified management fee (the fee) per
class. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and
expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees)
and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in
arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula.
This formula takes into account all of the investment advisor's assets under management in the fund's investment strategy
(strategy assets) to calculate the appropriate fee rate for the fund. The strategy assets include the fund's assets and the
assets of other clients of the investment advisor that are not in the American Century family of funds, but that have the same investment team and investment strategy. The annual management fee schedule for the fund ranges from 0.90% to 1.10% for the
Investor Class. The Institutional Class is 0.20% less and the
Advisor Class is 0.25% less at each point within the range. The effective annual management fee for each class of the fund for the six months ended April 30, 2007, was 1.10%, 0.90%, and
0.85%, for the Investor Class, Institutional Class and Advisor
Class, respectively.

DISTRIBUTION AND SERVICE FEES -- The Board of Directors has
adopted a Master Distribution and Shareholder Services Plan
(the plan) for the Advisor Class, pursuant to Rule 12b-1 of the
1940 Act. The plan provides that the Advisor Class will pay
American Century Investment Services, Inc. (ACIS) an annual
distribution fee equal to 0.25% and an annual service fee equal to 0.25%. The fees are computed and accrued daily based on the
Advisor Class's daily net assets and paid monthly in arrears.
The distribution fee provides compensation for expenses
incurred by financial intermediaries in connection with
distributing shares of the Advisor Class including, but not
limited to, payments to brokers, dealers, and financial
institutions that have entered into sales agreements with
respect to shares of the fund. The service fee provides
compensation for shareholder and administrative services
rendered by ACIS, its affiliates or independent third party
providers. Fees incurred under the plan during the six months ended April 30, 2007, are detailed in the Statement of
Operations.

RELATED PARTIES -- Certain officers and directors of the
corporation are also officers and/or directors, and, as a
group, controlling stockholders of American Century Companies,
Inc. (ACC), the parent of the corporation's investment advisor,
ACIM, the distributor of the corporation, ACIS, and the
corporation's transfer agent, American Century Services, LLC.

------
16

Beginning in December 2006, the fund was eligible to invest in a money market fund for temporary purposes, which was managed by J.P. Morgan Investment Management, Inc. (JPMIM). JPMIM is a
wholly owned subsidiary of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC. The fund has a bank line of credit agreement and securities lending agreement with JPMorgan Chase
Bank (JPMCB). JPMCB is a custodian of the fund and a wholly
owned subsidiary of JPM.

3. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, excluding
short-term investments, for the six months ended April 30,
2007, were $35,518,502 and $25,330,752, respectively.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the fund were as follows:

                         Six months ended April 30, 2007    Year ended October 31, 2006

                             Shares          Amount           Shares           Amount

INVESTOR CLASS/SHARES
AUTHORIZED                  200,000,000                      200,000,000
                            ===========                      ===========

Sold                          5,758,483      $48,157,851       9,373,982      $ 71,303,459

Issued in reinvestment
of distributions              1,397,652       11,684,374       1,417,919        10,279,913

Redeemed                    (5,953,282)     (49,915,073)    (18,164,887)     (135,283,954)
                            -----------      -----------     -----------       -----------
                              1,202,853        9,927,152     (7,372,986)      (53,700,582)
                            -----------      -----------     -----------       -----------

INSTITUTIONAL
CLASS/SHARES AUTHORIZED      15,000,000                       15,000,000
                            ===========                      ===========

Sold                            218,458        1,803,589         394,236         2,919,221

Issued in reinvestment
of distributions                112,065          936,867         126,734           918,822

Redeemed                      (368,924)      (3,099,907)     (1,981,998)      (14,766,520)
                            -----------      -----------     -----------       -----------
                               (38,401)        (359,451)     (1,461,028)      (10,928,477)
                            -----------      -----------     -----------       -----------

ADVISOR CLASS/SHARES
AUTHORIZED                   50,000,000                       50,000,000
                            ===========                      ===========

Sold                            175,528        1,464,161         387,581         2,931,598

Issued in reinvestment
of distributions                 52,056          435,187          47,294           342,881

Redeemed                      (310,163)      (2,608,777)       (434,195)       (3,260,608)
                            -----------      -----------     -----------       -----------
                               (82,579)        (709,429)             680            13,871
                            -----------      -----------     -----------       -----------
Net increase (decrease)       1,081,873      $ 8,858,272     (8,833,334)     $(64,615,188)
                            ===========      ===========     ===========       ===========

5. SECURITIES LENDING

As of April 30, 2007, securities in the fund valued at
$33,385,767 were on loan through the lending agent, JPMCB, to certain approved borrowers. JPMCB receives and maintains
collateral in the form of cash and/or acceptable securities as approved by ACIM. Cash collateral is invested in authorized
investments by the lending agent in a pooled account. The value of cash collateral received at period end is disclosed in the
Statement of Assets and Liabilities and investments made with the cash by the lending agent are listed in the Schedule of
Investments. Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day. The total value of all collateral received, at this date, was $34,265,704. The
fund's risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due. If the borrower defaults, receipt of the collateral by the fund may be delayed or limited.

6. BANK LINE OF CREDIT

The fund, along with certain other funds managed by ACIM or
ACGIM, has a $500,000,000 unsecured bank line of credit
agreement with JPMCB. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions.
Borrowings under the agreement bear interest at the Federal
Funds rate plus 0.40%. The fund did not borrow from the line during the six months ended April 30, 2007.

------
17

7. FEDERAL TAX INFORMATION

The book-basis character of distributions made during the year from net investment income or net realized gains may differ
from their ultimate characterization for federal income tax
purposes. These differences reflect the differing character of certain income items and net realized gains and losses for
financial statement and tax purposes, and may result in
reclassification among certain capital accounts on the
financial statements.

As of April 30, 2007, the components of investments for federal income tax purposes were as follows:

Federal tax cost of investments                                  $441,593,217
                                                                 ============
Gross tax appreciation of investments                            $147,461,927
Gross tax depreciation of investments                               (416,844)
                                                                 ------------
Net tax appreciation (depreciation) of investments               $147,045,083
                                                                 ============

The difference between book-basis and tax-basis cost and
unrealized appreciation (depreciation) is attributable
primarily to the tax deferral of losses on wash sales.

8. RECENTLY ISSUED ACCOUNTING STANDARDS

In June 2006, the Financial Accounting Standards Board (FASB)
issued Interpretation No. 48, "Accounting for Uncertainty in
Income Taxes -- an Interpretation of FASB Statement No. 109"
(FIN 48). FIN 48 establishes a minimum threshold for financial statement recognition of the benefit of positions taken in
filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax
disclosures. FIN 48 is effective for fiscal years beginning
after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. The FASB issued
Statement of Financial Accounting Standards No. 157, "Fair
Value Measurements" (FAS 157), in September 2006, which is
effective for fiscal years beginning after November 15, 2007.
FAS 157 defines fair value, establishes a framework for
measuring fair value and expands the required financial
statement disclosures about fair value measurements. Management is currently evaluating the impact of adopting FIN 48 and FAS
157.

------
18

FINANCIAL HIGHLIGHTS
Capital Value

Investor Class

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
                          2007(1)        2006        2005       2004       2003         2002

PER-SHARE DATA

Net Asset Value,
Beginning of Period         $8.23       $7.15       $6.61      $5.86      $4.88        $5.39
                         --------     -------     -------    -------     ------       ------
Income From
Investment
Operations

 Net Investment
Income (Loss)(2)             0.06        0.12        0.10       0.09       0.08         0.07

 Net Realized and
Unrealized Gain
(Loss)                       0.65        1.14        0.51       0.72       0.97       (0.52)
                         --------     -------     -------    -------     ------       ------
 Total From
Investment
Operations                   0.71        1.26        0.61       0.81       1.05       (0.45)
                         --------     -------     -------    -------     ------       ------
Distributions

 From Net
Investment Income          (0.12)      (0.10)      (0.07)     (0.06)     (0.07)       (0.06)

 From Net Realized
Gains                      (0.11)      (0.08)          --         --         --           --
                         --------     -------     -------    -------     ------       ------
 Total Distributions       (0.23)      (0.18)      (0.07)     (0.06)     (0.07)       (0.06)
                         --------     -------     -------    -------     ------       ------
Net Asset Value,
End of Period               $8.71       $8.23       $7.15      $6.61      $5.86        $4.88
                         ========     =======     =======    =======     ======       ======

TOTAL RETURN(3)             8.79%      18.03%       9.29%     13.94%     21.67%      (8.49)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average
Net Assets               1.10%(4)       1.10%       1.10%      1.10%      1.10%        1.10%

Ratio of Net
Investment Income
(Loss) to Average
Net Assets               1.52%(4)       1.55%       1.42%      1.44%      1.54%        1.32%

Portfolio Turnover
Rate                           5%         16%         28%        15%        22%          42%

Net Assets, End of
Period (in
thousands)               $504,144    $466,803    $458,354   $255,504    $91,960      $50,425

(1) Six months ended April 30, 2007 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for
periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense
differences because of the impact of calculating the net asset values to two decimal places. If net asset values were
calculated to three decimal places, the total return
differences would more closely reflect the class expense
differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and
another.

(4) Annualized.

See Notes to Financial Statements.

------
19

Capital Value

Institutional Class

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
                            2007(1)      2006       2005       2004       2003     2002(2)

PER-SHARE DATA

Net Asset Value,
Beginning of Period           $8.24     $7.16      $6.62      $5.87      $4.88       $5.87
                           --------   -------    -------    -------    -------    --------
Income From
Investment Operations

 Net Investment
Income (Loss)(3)               0.07      0.13       0.12       0.10       0.09        0.06

 Net Realized and
Unrealized Gain (Loss)         0.65      1.15       0.51       0.72       0.97      (1.05)
                           --------   -------    -------    -------    -------    --------
 Total From
Investment Operations          0.72      1.28       0.63       0.82       1.06      (0.99)
                           --------   -------    -------    -------    -------    --------
Distributions

 From Net Investment
Income                       (0.14)    (0.12)     (0.09)     (0.07)     (0.07)          --

 From Net Realized
Gains                        (0.11)    (0.08)         --         --         --          --
                           --------   -------    -------    -------    -------    --------
 Total Distributions         (0.25)    (0.20)     (0.09)     (0.07)     (0.07)          --
                           --------   -------    -------    -------    -------    --------
Net Asset Value, End
of Period                     $8.71     $8.24      $7.16      $6.62      $5.87       $4.88
                           ========   =======    =======    =======    =======    ========

TOTAL RETURN(4)               8.88%    18.24%      9.50%     14.15%     22.07%    (16.87)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average
Net Assets                 0.90%(5)     0.90%      0.90%      0.90%      0.90%    0.90%(5)

Ratio of Net
Investment Income
(Loss) to Average Net
Assets                     1.72%(5)     1.75%      1.62%      1.64%      1.74%    1.56%(5)

Portfolio Turnover
Rate                             5%       16%        28%        15%        22%      42%(6)

Net Assets, End of
Period (in thousands)       $32,565   $31,141    $37,523    $23,449    $11,244      $3,779

(1) Six months ended April 30, 2007 (unaudited).

(2) March 1, 2002 (commencement of sale) through October 31,
2002.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for
periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense
differences because of the impact of calculating the net asset values to two decimal places. If net asset values were
calculated to three decimal places, the total return
differences would more closely reflect the class expense
differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and
another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level.
Percentage indicated was calculated for the year ended October
31, 2002.

See Notes to Financial Statements.

------
20

Capital Value

Advisor Class

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
                                     2007(1)       2006        2005      2004      2003(2)

PER-SHARE DATA

Net Asset Value, Beginning of
Period                                 $8.21      $7.14       $6.60     $5.86        $5.19
                                    --------    -------     -------    ------     --------
Income From Investment
Operations

 Net Investment Income
(Loss)(3)                               0.05       0.10        0.08      0.08         0.03

 Net Realized and Unrealized
Gain (Loss)                             0.65       1.13        0.52      0.71         0.64
                                    --------    -------     -------    ------     --------
 Total From Investment
Operations                              0.70       1.23        0.60      0.79         0.67
                                    --------    -------     -------    ------     --------
Distributions

 From Net Investment Income           (0.10)     (0.08)      (0.06)    (0.05)           --

 From Net Realized Gains              (0.11)     (0.08)          --        --           --
                                    --------    -------     -------    ------     --------
 Total Distributions                  (0.21)     (0.16)      (0.06)    (0.05)           --
                                    --------    -------     -------    ------     --------
Net Asset Value, End of Period         $8.70      $8.21       $7.14     $6.60        $5.86
                                    ========    =======     =======    ======     ========

TOTAL RETURN(4)                        8.65%     17.62%       9.04%    13.60%       12.91%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to
Average Net Assets                  1.35%(5)      1.35%       1.35%     1.35%     1.35%(5)

Ratio of Net Investment Income
(Loss) to Average Net Assets        1.27%(5)      1.30%       1.17%     1.19%     1.03%(5)

Portfolio Turnover Rate                   5%        16%         28%       15%       22%(6)

Net Assets, End of Period (in
thousands)                           $17,256    $16,973     $14,744    $8,023         $201

(1) Six months ended April 30, 2007 (unaudited).

(2) May 14, 2003 (commencement of sale) through October 31,
2003.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for
periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense
differences because of the impact of calculating the net asset values to two decimal places. If net asset values were
calculated to three decimal places, the total return
differences would more closely reflect the class expense
differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and
another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level.
Percentage indicated was calculated for the year ended October
31, 2003.

See Notes to Financial Statements.

------
21

SHARE CLASS INFORMATION

Three classes of shares are authorized for sale by the fund:
Investor Class, Institutional Class, and Advisor Class. The
total expense ratio of Institutional Class shares is lower than that of Investor Class shares. The total expense ratio of
Advisor Class shares is higher than that of Investor Class
shares.

INVESTOR CLASS shares are available for purchase in two ways:
1) directly from American Century without any commissions or other fees; or 2) through certain financial intermediaries
(such as banks, broker-dealers, insurance companies and
investment advisors), which may require payment of a
transaction fee to the financial intermediary.

INSTITUTIONAL CLASS shares are available to large investors
such as endowments, foundations, and retirement plans, and to financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million ($3 million for endowments and foundations) in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the unified management fee of Institutional
Class shares is 0.20% less than the unified management fee of
Investor Class shares.

ADVISOR CLASS shares are sold primarily through institutions such as investment advisors, banks, broker-dealers, insurance companies, and financial advisors. Advisor Class shares are
subject to a 0.50% annual Rule 12b-1 distribution and service fee. The total expense ratio of Advisor Class shares is 0.25%
higher than the total expense ratio of Investor Class shares.

All classes of shares represent a pro rata interest in the fund and generally have the same rights and preferences.

------
22

ADDITIONAL INFORMATION

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA or certain 403(b), 457 and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are
subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible
contributions. In such case, excess amounts of withholding
could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must
notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another
tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through
other electronic means. You have the right to revoke your
withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be
responsible for payment of estimated tax. You may incur
penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your
distribution, your address is within one of the mandatory
withholding states and you have federal income tax withheld.
State taxes will be withheld from your distribution in
accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the fund's
investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the
advisor uses in fulfilling this responsibility is available
without charge, upon request, by calling 1-800-345-2021. It is also available on American Century's website at
americancentury.com and on the Securities and Exchange
Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio
securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form
N-Q is available on the SEC's website at sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public
Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its
website at americancentury.com and, upon request, by calling
1-800-345-2021.

------
23

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for
purchase.

The RUSSELL 1000® INDEX is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest companies in the Russell 3000
Index (the 3,000 largest publicly traded U.S. companies, based on total market capitalization).

The RUSSELL 1000® GROWTH INDEX measures the performance of
those Russell 1000 Index companies (the 1,000 largest of the
3,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and
higher forecasted growth values.

The RUSSELL 1000® VALUE INDEX measures the performance of those
Russell 1000 Index companies (the 1,000 largest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower
forecasted growth values.

The RUSSELL 2000® INDEX is a market-capitalization weighted
index created by Frank Russell Company to measure the
performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL 2000® GROWTH INDEX measures the performance of
those Russell 2000 Index companies (the 2,000 smallest of the
3,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and
higher forecasted growth values.

The RUSSELL 2000® VALUE INDEX measures the performance of those
Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower
forecasted growth values.

The RUSSELL MIDCAP® INDEX measures the performance of the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL MIDCAP® GROWTH INDEX measures the performance of those Russell Midcap Index companies (the 800 smallest of the
1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and
higher forecasted growth values.

The RUSSELL MIDCAP® VALUE INDEX measures the performance of
those Russell Midcap Index companies (the 800 smallest of the
1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and
lower forecasted growth values.

The RUSSELL TOP 200® VALUE INDEX measures the performance of those Russell Top 200 Index companies with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 INDEX is a market value-weighted index of the
stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are
considered to be leading firms in dominant industries. Each
stock's weight in the index is proportionate to its market
value. Created by Standard & Poor's, it is considered to be a broad measure of U.S. stock market performance.

------
24

[back cover]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTOR SERVICES REPRESENTATIVE:
1-800-345-2021 or 816-531-5575

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED RETIREMENT PLANS:
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS, FINANCIAL
PROFESSIONALS, INSURANCE COMPANIES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 or 816-444-3485

AMERICAN CENTURY MUTUAL FUNDS, INC.

INVESTMENT ADVISOR:
American Century Investment Management, Inc. Kansas City,
Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR
THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT
AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS
PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

American Century Investment Services, Inc., Distributor

©2007 American Century Proprietary Holdings, Inc. All rights reserved.

The American Century Investments logo, American Century and
American Century Investments are service marks of American
Century Proprietary Holdings, Inc.

0706
SH-SAN-54779N

[front cover]

AMERICAN CENTURY INVESTMENTS
Semiannual Report                   April 30, 2007

American Century-Mason Street Mid Cap Growth Fund
American Century-Mason Street Small Cap Growth Fund

[american century investments logo and text logo]

OUR MESSAGE TO YOU

We have the privilege of providing you with the semiannual
report for the American Century®-Mason Street Mid Cap Growth and Small Cap Growth funds for the six months ended April 30,
2007. We've gathered this information to help you monitor your investment. Another resource is our website,
americancentury.com, where we post company news, portfolio
commentaries, investment views, and other communications about portfolio strategy, personal finance, government policy, and the markets.

Speaking of company news, American Century announced the
following leadership changes. Chief Investment Officer Mark
Mallon retired in the first quarter of 2007, after nearly a
decade at American Century. Effective January 1, 2007, former
International Equity CIO Enrique Chang became CIO with
responsibilities for the entire investment management
operation. Prior to joining American Century in 2006, Enrique worked at Munder Capital Management, serving the last four
years as president and CIO. Before that, he held a series of senior investment management positions at Vantage Global
Advisors, J. & W. Seligman and Co., and General Reinsurance
Corp.

In January 2007, President and Chief Executive Officer Bill
Lyons announced his retirement after nearly 20 years at
American Century. Chief Financial Officer Jonathan Thomas was
appointed president and CEO effective March 1, 2007. Since
2005, Jonathan has overseen American Century's financial area, with additional responsibilities in purchasing, facilities,
real estate, information technology, operations, and human
resources. Before joining American Century, Jonathan was a
managing director and global chief operating officer of Morgan
Stanley's investment division, and worked in senior leadership roles for Bank of America, Boston Financial Services, and
Fidelity Investments.

We wish to thank Mark and Bill for their many years of
distinguished service -- American Century is a stronger company as a result of their hard work. And we firmly believe their
roles in our firm have transitioned to two talented, committed, and experienced top executives.

[photo of James E. Stowers, Jr. and James E. Stowers III]

/s/James E. Stowers, Jr.
James E. Stowers, Jr.
FOUNDER AND CO-CHAIRMAN OF THE BOARD
AMERICAN CENTURY COMPANIES, INC.

/s/James E Stowers III
James E. Stowers III
DIRECTOR
AMERICAN CENTURY COMPANIES, INC.

      Market Perspective. . . . . . . . . . . . . . . . . . . . . . . . . . 2
       U.S. Stock Index Returns . . . . . . . . . . . . . . . . . . . . . . 2

MID CAP GROWTH

SMALL CAP GROWTH

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Market Perspective and each of the Portfolio Commentaries reflect those of the portfolio
management team as of the date of the report, and do not
necessarily represent the opinions of American Century or any other person in the American Century organization. Any such
opinions are subject to change at any time based upon market or other conditions and American Century disclaims any
responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment
decisions made by American Century funds are based on numerous factors, may not be relied upon as an indication of trading
intent on behalf of any American Century fund. Security
examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities.
Performance information for comparative indices and securities is provided to American Century by third party vendors. To the best of American Century's knowledge, such information is
accurate at the time of printing.

MARKET PERSPECTIVE

[photo of Chief Investment Officer]

By Enrique Chang, Chief Investment Officer, American Century
Investments

STOCKS RALLIED DESPITE SLOWING ECONOMY

The major U.S. stock indexes advanced during the six months
ended April 30, 2007. Stocks gained ground despite a continued
slowdown in the U.S. economy, resulting primarily from a
further slump in the housing market. U.S. gross domestic
product (GDP) grew at an annualized rate of 2.5% in the fourth quarter of 2006, and the initial estimate of first-quarter 2007
GDP growth was just 1.3%.

In this environment, the Federal Reserve (the Fed) continued to hold short-term interest rates steady after raising them 17
times between June 2004 and June 2006. The Fed's stable
interest rate policy, combined with better-than-expected
corporate earnings, contributed to the stock market's positive sentiment during the reporting period.

Robust merger activity also supported stocks. After a total of nearly $4 trillion in mergers and acquisitions worldwide in
2006 -- including $750 billion in takeovers by private equity firms -- the wheeling and dealing continued in early 2007 with the largest private-equity buyout on record.

Although stocks rose for five of the six months in the
reporting period, the market suffered a sharp decline in late
February amid a drop in the Chinese stock market and growing financial problems among "subprime" lenders. Corporate profit growth also weakened toward the end of the reporting period, ending a streak of double-digit quarterly earnings growth for the companies in the S&P 500 Index that began in 2002.

MID-CAP AND VALUE OUTPERFORMED

As the accompanying table shows, mid-cap stocks led the
market's advance, followed by large-cap issues, while small-cap shares lagged. Value and growth stocks were mixed -- value
modestly outperformed in the large- and mid-cap segments of the market, while small-cap growth stocks outpaced small-cap value.

The best-performing sectors of the stock market during the
period included the utilities, materials, and energy sectors, which benefited from higher commodity prices. Consumer
discretionary and financial stocks posted the weakest returns.
Consumer discretionary stocks were impacted by the modest
economic outlook, while concerns about the contagion of
subprime lending woes weighed on the financial sector.

U.S. Stock Index Returns
For the six months ended April 30, 2007*

RUSSELL 1000 INDEX (LARGE-CAP)             9.10%
Russell 1000 Growth Index                  8.42%
Russell 1000 Value Index                   9.79%

RUSSELL MIDCAP INDEX                      12.24%
Russell Midcap Growth Index               11.77%
Russell Midcap Value Index                12.78%

RUSSELL 2000 INDEX (SMALL-CAP)             6.86%
Russell 2000 Growth Index                  7.42%
Russell 2000 Value Index                   6.36%

*Total returns for periods less than one year are not
annualized.

------
2

PERFORMANCE
Mid Cap Growth

Total Returns as of April 30, 2007
                                                           Average Annual Returns
                                 6            1           5         10        Since      Inception
                             months(1)      year        years      years    Inception      Date

A CLASS
 No sales charge*             11.02%        2.79%       5.38%      9.86%      9.92%
 With sales charge*            4.63%       -3.15%       4.15%      9.21%      9.28%       3/31/97

RUSSELL MIDCAP GROWTH
INDEX(2)                      11.77%       11.13%       11.60%     9.65%      9.83%         --

S&P MIDCAP 400 INDEX(2)       11.98%       10.19%       11.47%    14.34%     14.50%         --

Investor Class                11.16%        3.07%         --        --        3.24%       4/3/06

Institutional Class           11.22%        3.27%         --        --        3.43%       4/3/06

B Class
 No sales charge*            10.65%(3)    2.17%(3)     4.73%(3)    9.15%      9.20%
 With sales charge*          5.65%(3)     -1.83%(3)    4.56%(3)    9.15%      9.20%       3/31/97

C Class
 No sales charge*             10.61%        2.04%         --        --        2.22%
 With sales charge*            9.61%        2.04%         --        --        2.22%       4/3/06

R Class                       10.89%        2.52%         --        --        2.73%       4/3/06

*Sales charges include initial sales charges and contingent
deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge for equity funds and may be subject to a maximum CDSC of 1.00%. B Class shares
redeemed within six years of purchase are subject to a CDSC
that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of
1.00%. Please see the Share Class Information pages for more about the applicable sales charges for each share class. The
SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Mid Cap Growth acquired all the net assets of the Mason Street
Aggressive Growth Stock Fund on March 31, 2006, pursuant to a plan of reorganization approved by the acquired fund's
shareholders on March 15, 2006. Performance information prior to April 1, 2006, is that of the Mason Street Aggressive Growth
Stock Fund.

(1) Total returns for periods less than one year are not
annualized.

(2) Data provided by Lipper Inc. - A Reuters Company. © 2007
Reuters. All rights reserved. Any copying, republication or
redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior
written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

The data contained herein has been obtained from company
reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be
incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

(3) Class returns would have been lower if fees had not been waived.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and
principal value will fluctuate, and redemption value may be
more or less than original cost. To obtain performance data
current to the most recent month end, please call
1-800-345-2021 or visit americancentury.com.

Unless otherwise indicated, performance reflects A Class
shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Returns for the indices are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------
3

Mid Cap Growth

Growth of $10,000 Over 10 Years

$10,000 investment made April 30, 1997*

One-Year Returns Over 10 Years
Periods ended April 30

                 1998     1999    2000    2001     2002      2003      2004     2005     2006      2007

A Class (no
sales
charge)**       51.49%   3.76%   62.75%  -15.64%  -8.63%   -20.47%    23.58%    1.74%   26.45%    2.79%

Russell
Midcap
Growth Index    40.84%   12.33%  53.02%  -29.47%  -15.01%  -16.67%    36.14%    7.05%   28.27%    11.13%

S&P MidCap
400 Index       47.92%   6.43%   23.52%   7.04%    6.57%   -17.51%    34.45%    9.74%   28.32%    10.19%

*Mid Cap Growth A Class's initial investment is $9,425 to
reflect the maximum 5.75% initial sales charge.

**Class returns would have been lower, along with ending value, if fees had not been waived.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and
principal value will fluctuate, and redemption value may be
more or less than original cost. To obtain performance data
current to the most recent month end, please call
1-800-345-2021 or visit americancentury.com.

Unless otherwise indicated, performance reflects A Class
shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Returns for the indices are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------
4

PORTFOLIO COMMENTARY
Mid Cap Growth

Portfolio Managers: Bill Walker and Jill Grueninger

Jill Grueninger was promoted to portfolio manager effective
March 1, 2007. She has been a member of the team that manages this portfolio since its inception in March 1997.

PERFORMANCE SUMMARY

Mid Cap Growth returned 11.02%* for the six months ended April
30, 2007. Its benchmark, the Russell Midcap Growth Index,
returned 11.77%.

The portfolio produced a solid return during a period when
mid-cap growth stocks were among the best-performing segments of the market (see Market Perspective on page 2). Relative to the benchmark, our positioning in the materials, industrials, and health care sectors drove the portfolio's underperformance.

MATERIALS, INDUSTRIALS LED DETRACTORS

The materials sector was the leading source of underperformance compared with the benchmark, as a result of not holding some construction materials firms that benefited from industry
consolidation. Lack of exposure to these names meant our
materials holdings underperformed this segment of the index.

Holdings in the industrials sector also detracted from relative performance, driven by positioning among commercial services and aerospace & defense names. In aerospace & defense, the
portfolio had no exposure to this winning industry. In
commercial services, results were limited by overweights in
such stocks as Robert Half International, Corporate Executive
Board, and Herman Miller, which were weighed down by worries about slower economic growth, as well as company-specific
factors.

Finally, in health care, the portfolio's performance was
limited by our stock selection among medical device makers and biotechnology names. Some of the leading detractors in this
space were overweight positions in health care equipment firms
Varian Medical Systems, Mentor, and ResMed, which all provided disappointing revenues and/or outlooks during the period.

IT LED PERFORMANCE

On the positive side of the relative performance ledger, stock selection was particularly effective in the IT sector, which was home to three of the top-five contributors to relative and absolute performance -- MEMC Electronic Materials, ValueClick, and VeriFone Holdings. MEMC supplies silicon used in the
manufacture of computer

*All fund returns referenced in the commentary are for A Class shares and are not reduced by sales charges. A Class shares are subject to a maximum sales charge of 5.75%. Had the sales
charge been applied, returns would be lower than those shown.
Total returns for periods less than one year are not annualized.

Top Ten Holdings as of April 30, 2007

                                           % of          % of
                                        net assets    net assets
                                          as of         as of
                                         4/30/07       10/31/06

DaVita Inc.                                2.8%          2.4%
VCA Antech Inc.                            2.6%          2.1%
ValueClick Inc.                            2.6%          1.7%
Microchip Technology Inc.                  2.4%          1.4%
GameStop Corp. Cl A                        2.1%          0.7%
MSC Industrial Direct Co. Cl A             1.9%           --
Activision, Inc.                           1.9%          1.2%
Lincare Holdings Inc.                      1.9%           --
Smith International, Inc.                  1.9%          0.8%
Intuitive Surgical Inc.                    1.8%          0.9%

------
5

Mid Cap Growth

chips and solar panels. Heavy demand and limited supply
resulted in very attractive pricing for the company's products.
ValueClick is an internet ad agency benefiting from an
explosion of internet traffic and transactions, as well as a shift of advertising spending away from traditional print and
TV ads to the internet. VeriFone Holdings is an electronic
payment processor that enjoyed better-than-expected revenue and sales growth across international markets, as well as analyst upgrades.

Stock selection among financials shares contributed to the
portfolio's relative results. The largest contributor to both absolute and relative results was financial services firm
IntercontinentalExchange, an energy trader seeing strong
pricing and record trading activity. In addition, the company made progress on talks to acquire the Chicago Board of Trade, this after digesting the New York Board of Trade in 2006.
Interestingly, this sector was also home to the largest
detractor for the period -- Investment Technology Group, which provides automated stock trading products and services. Some investors were disappointed by lower fees because of a
difficult competitive and pricing environment for its products.

Energy shares also contributed to the portfolio's performance, aided by stock selection. It helped to hold overweight
positions in oil and gas firm Range Resources, which benefited from higher energy prices, and equipment and services firms
Smith International and Cameron International, both of which saw surging demand for their exploration and production
equipment.

STARTING POINT FOR NEXT REPORTING PERIOD

"We are looking for medium- and smaller-sized companies that we believe are well managed, have solid growth in revenue and
earnings, and have strong financial characteristics," says
portfolio manager Jill Grueninger of the management team's
investment process. "As of April 30, 2007, that process led us to see opportunity in financials, IT, and health care shares, in which we maintained overweight positions relative to our
benchmark. We also saw challenges for consumer discretionary and staples, as well as materials shares, reflecting our
underweight positions in these sectors."

Top Five Industries as of April 30, 2007

                                                      % of          % of
                                                   net assets    net assets
                                                     as of         as of
                                                    4/30/07       10/31/06

Health Care Providers & Services                     12.2%          5.6%
Commercial Services & Supplies                        6.9%          8.8%
Specialty Retail                                      6.6%          3.5%
Semiconductors & Semiconductor Equipment              5.5%          3.2%
Capital Markets                                       5.3%          4.4%

Types of Investments in Portfolio

                                                      % of           % of
                                                   net assets     net assets
                                                      as of         as of
                                                     4/30/07       10/31/06

Common Stocks                                         91.7%         88.5%
Commercial Paper                                      9.4%          10.8%
Temporary Cash Investments                            0.3%           0.3%
Other Assets and Liabilities                         (1.4)%          0.4%

------
6

SCHEDULE OF INVESTMENTS
Mid Cap Growth

APRIL 30, 2007 (UNAUDITED)

Shares                                                                               Value

Common Stocks -- 91.7%

AEROSPACE & DEFENSE -- 1.2%
         73,400  Spirit Aerosystems Holdings Inc. Cl A(1)                      $ 2,321,729
                                                                              ------------
AIR FREIGHT & LOGISTICS -- 2.7%
         48,400  C.H. Robinson Worldwide Inc.                                    2,587,464
         62,020  Expeditors International of Washington, Inc.                    2,592,436
                                                                              ------------
                                                                                 5,179,900
                                                                              ------------
BIOTECHNOLOGY -- 1.1%
         34,200  Celgene Corp.(1)                                                2,091,672
                                                                              ------------
CAPITAL MARKETS -- 5.3%
         73,320  Investment Technology Group Inc.(1)                             2,774,429
         25,705  Legg Mason, Inc.                                                2,549,679
         43,300  SEI Investments Co.                                             2,642,599
         45,400  T. Rowe Price Group Inc.                                        2,255,472
                                                                              ------------
                                                                                10,222,179
                                                                              ------------
CHEMICALS -- 1.8%
         54,630  Praxair, Inc.                                                   3,526,367
                                                                              ------------
COMMERCIAL BANKS -- 2.2%
         58,600  Colonial BancGroup Inc. (The)                                   1,409,916
         55,800  SVB Financial Group(1)                                          2,858,076
                                                                              ------------
                                                                                 4,267,992
                                                                              ------------
COMMERCIAL SERVICES & SUPPLIES -- 6.9%
         49,950  Corrections Corp. of America(1)                                 2,837,159
         70,500  Herman Miller Inc.                                              2,425,904
         27,750  Monster Worldwide Inc.(1)                                       1,166,888
         56,900  Ritchie Bros. Auctioneers Inc.                                  3,361,652
         60,780  Robert Half International Inc.                                  2,023,974
         18,190  Stericycle Inc.(1)                                              1,585,077
                                                                              ------------
                                                                                13,400,654
                                                                              ------------
COMMUNICATIONS EQUIPMENT -- 0.9%
         35,890  Harris Corp.                                                    1,842,952
                                                                              ------------
COMPUTERS & PERIPHERALS -- 0.9%
         49,100  Network Appliance, Inc.(1)                                      1,827,011
                                                                              ------------
DIVERSIFIED FINANCIAL SERVICES -- 1.9%
          4,360  Chicago Mercantile Exchange Holdings Inc.                       2,253,030
         10,812  IntercontinentalExchange Inc.(1)                                1,373,124
                                                                              ------------
                                                                                 3,626,154
                                                                              ------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.5%
         99,310  NeuStar, Inc. Cl A(1)                                           2,856,156
                                                                              ------------

Shares                                                                               Value

ELECTRONIC EQUIPMENT & INSTRUMENTS -- 1.6%
         90,620  Amphenol Corp. Cl A                                           $ 3,181,668
                                                                              ------------
ENERGY EQUIPMENT & SERVICES -- 5.1%
         52,200  Cameron International Corp.(1)                                  3,370,554
         33,400  Diamond Offshore Drilling, Inc.                                 2,859,040
         69,300  Smith International, Inc.                                       3,634,092
                                                                              ------------
                                                                                 9,863,686
                                                                              ------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 3.4%
         45,670  Immucor, Inc.(1)                                                1,490,212
         27,600  Intuitive Surgical Inc.(1)                                      3,578,616
         34,960  Kyphon Inc.(1)                                                  1,629,486
                                                                              ------------
                                                                                 6,698,314
                                                                              ------------
HEALTH CARE PROVIDERS & SERVICES -- 12.2%
         99,900  DaVita Inc.(1)                                                  5,455,538
         36,700  Express Scripts, Inc.(1)                                        3,506,685
         93,300  Lincare Holdings Inc.(1)                                        3,679,752
         51,415  Pediatrix Medical Group, Inc.(1)                                2,933,226
         84,995  Psychiatric Solutions, Inc.(1)                                  2,980,775
        128,980  VCA Antech Inc.(1)                                              5,085,681
                                                                              ------------
                                                                                23,641,657
                                                                              ------------
HOTELS, RESTAURANTS & LEISURE -- 3.1%
         62,100  International Game Technology                                   2,368,494
         37,700  Orient-Express Hotels Ltd. Cl A                                 1,984,905
         26,200  Starwood Hotels & Resorts Worldwide, Inc.                       1,755,924
                                                                              ------------
                                                                                 6,109,323
                                                                              ------------
INTERNET SOFTWARE & SERVICES -- 3.9%
         44,400  Digital River Inc.(1)                                           2,598,732
        174,880  ValueClick Inc.(1)                                              5,001,568
                                                                              ------------
                                                                                 7,600,300
                                                                              ------------
IT SERVICES -- 3.0%
         36,880  Cognizant Technology Solutions Corporation Cl A(1)              3,297,072
         71,900  VeriFone Holdings Inc.(1)                                       2,537,351
                                                                              ------------
                                                                                 5,834,423
                                                                              ------------
LEISURE EQUIPMENT & PRODUCTS -- 0.7%
         34,600  Pool Corp.                                                      1,388,498
                                                                              ------------
LIFE SCIENCES TOOLS & SERVICES -- 0.8%
         30,990  Ventana Medical Systems Inc.(1)                                 1,505,804
                                                                              ------------
MACHINERY -- 2.5%
         21,200  Harsco Corp.                                                    1,081,200
         37,300  Joy Global Inc.                                                 1,888,499
         28,100  Manitowoc Co., Inc. (The)                                       1,917,263
                                                                              ------------
                                                                                 4,886,962
                                                                              ------------

------
7

Mid Cap Growth

Shares                                                                               Value

MEDIA -- 1.3%
         67,000  Focus Media Holding Ltd. ADR(1)                               $ 2,479,000
                                                                              ------------
MULTILINE RETAIL -- 1.4%
         67,300  Dollar Tree Stores Inc.(1)                                      2,646,236
                                                                              ------------
OIL, GAS & CONSUMABLE FUELS -- 2.3%
         87,130  Range Resources Corporation                                     3,184,602
         30,800  Southwestern Energy Company(1)                                  1,293,600
                                                                              ------------
                                                                                 4,478,202
                                                                              ------------
PERSONAL PRODUCTS -- 1.1%
         54,421  Bare Escentuals Inc.(1)                                         2,200,241
                                                                              ------------
ROAD & RAIL -- 2.7%
         79,910  J.B. Hunt Transport Services, Inc.                              2,162,365
        160,700  Knight Transportation Inc.                                      3,128,829
                                                                              ------------
                                                                                 5,291,194
                                                                              ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 5.5%
         54,550  KLA-Tencor Corp.                                                3,030,253
         53,500  MEMC Electronic Materials Inc.(1)                               2,936,080
        115,197  Microchip Technology Inc.                                       4,647,046
                                                                              ------------
                                                                                10,613,379
                                                                              ------------
SOFTWARE -- 4.9%
        186,497  Activision, Inc.(1)                                             3,729,940
         42,138  Citrix Systems, Inc.(1)                                         1,373,699
         48,000  FactSet Research Systems Inc.                                   2,952,480
         40,700  NAVTEQ Corp.(1)                                                 1,439,152
                                                                              ------------
                                                                                 9,495,271
                                                                              ------------
SPECIALTY RETAIL -- 6.6%
         21,000  Abercrombie & Fitch Co.                                         1,714,860
         41,080  Aeropostale Inc.(1)                                             1,690,442
        121,000  GameStop Corp. Cl A(1)                                          4,013,570
         60,770  O'Reilly Automotive Inc.(1)                                     2,163,412
         54,400  Payless ShoeSource, Inc.(1)                                     1,735,360
         55,000  Urban Outfitters Inc.(1)                                        1,416,800
                                                                              ------------
                                                                                12,734,444
                                                                              ------------
TEXTILES, APPAREL & LUXURY GOODS -- 1.3%
         53,500  Coach Inc.(1)                                                   2,612,405
                                                                              ------------
TRADING COMPANIES & DISTRIBUTORS -- 1.9%
         76,700  MSC Industrial Direct Co. Cl A                                  3,738,358
                                                                              ------------
TOTAL COMMON STOCKS
(Cost $147,981,963)                                                            178,162,131
                                                                              ------------

Shares                                                                               Value

Principal Amount

Commercial Paper(2) -- 9.4%
     $2,500,000  Barton Capital LLC, 5.26%, 5/16/07                            $ 2,494,500
      3,000,000  Old Line Funding Corp., 5.27%, 5/10/07                          2,996,034
      3,000,000  Park Avenue Receivables, 5.26%, 5/8/07 (Acquired
                 4/18/07, Cost $2,991,233)(3)                                    2,996,898
        800,000  Rabobank USA Financial Corp., 5.29%, 5/1/07(4)                    800,000
      3,000,000  Sheffield Receivables, 5.27%, 5/7/07                            2,997,351
      3,000,000  Sheffield Receivables, 5.27%, 5/18/07(4)                        2,992,503
      3,000,000  Windmill Funding Corp., 5.27%, 5/2/07 (Acquired
                 4/26/07, Cost $2,997,365)(3)                                    2,999,559
                                                                              ------------
TOTAL COMMERCIAL PAPER
(Cost $18,276,960)                                                              18,276,845
                                                                              ------------
Temporary Cash Investments -- 0.3%
        500,000  FHLMC Discount Notes, 5.13%, 6/11/07(2)(4)                        497,110
(Cost $497,069)
                                                                              ------------
TOTAL INVESTMENT SECURITIES -- 101.4%
(Cost $166,755,992)                                                            196,936,086
                                                                              ------------
OTHER ASSETS AND LIABILITIES -- (1.4)%                                         (2,647,168)
                                                                              ------------
TOTAL NET ASSETS -- 100.0%                                                    $194,288,918
                                                                              ============

------
8

Mid Cap Growth

Futures Contracts
                                              Underlying Face Amount     Unrealized Gain
    Contracts Purchased      Expiration Date         at Value                (Loss)

9     S&P MidCap 400 Index
      Futures                   June 2007           $3,957,169              $147,882
                               ==========           ==========              =========

Notes to Schedule of Investments

ADR = American Depositary Receipt

FHLMC = Federal Home Loan Mortgage Corporation

(1) Non-income producing.

(2) The rate indicated is the yield to maturity at purchase.

(3) Security was purchased under Rule 144A or Section 4(2) of the Securities Act of 1933 or is a private placement and,
unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The
aggregate value of restricted securities at April 30, 2007 was
$5,996,457, which represented 3.1% of total net assets.

(4) Security, or a portion thereof, has been segregated for
futures contracts.

See Notes to Financial Statements.

------
9

PERFORMANCE
Small Cap Growth

Total Returns as of April 30, 2007
                                                      Average Annual Returns
                                   6          1          5          Since       Inception
                               months(1)     year      years      Inception       Date

A CLASS(2)
 No sales charge*                5.84%      -1.65%     7.80%       11.99%
 With sales charge*              -0.26%     -7.29%     6.53%       11.14%        7/12/99

RUSSELL 2000 GROWTH INDEX(3)     7.42%      4.53%      8.91%      3.34%(4)         --

S&P SMALLCAP 600 INDEX(3)        8.41%      7.65%     11.56%      11.82%(4)        --

Investor Class                   5.91%      -1.53%      --          0.64%        4/3/06

Institutional Class              6.03%      -1.35%      --          0.87%        4/3/06

B Class(2)
 No sales charge*                5.51%      -2.34%     7.11%       11.28%
 With sales charge*              0.51%      -6.34%     6.95%       11.28%        7/12/99

C Class
 No sales charge*                5.35%      -2.54%      --         -0.37%
 With sales charge*              4.36%      -2.54%      --         -0.37%        4/3/06

R Class                          5.66%      -2.06%      --          0.13%        4/3/06

*Sales charges include initial sales charges and contingent
deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge for equity funds and may be subject to a maximum CDSC of 1.00%. B Class shares
redeemed within six years of purchase are subject to a CDSC
that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of
1.00%. Please see the Share Class Information pages for more about the applicable sales charges for each share class. The
SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied. Small Cap Growth acquired all the net assets of the
Mason Street Small Cap Growth Stock Fund on March 31, 2006,
pursuant to a plan of reorganization approved by the acquired fund's shareholders on March 23, 2006. Performance information prior to April 1, 2006, is that of the Mason Street Small Cap
Growth Stock Fund.

(1) Total returns for periods less than one year are not
annualized.

(2) Class returns would have been lower if fees had not been waived.

(3) Data provided by Lipper Inc. - A Reuters Company. © 2007
Reuters. All rights reserved. Any copying, republication or
redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior
written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

The data contained herein has been obtained from company
reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be
incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

(4) Since 7/14/99, the date nearest the A Class's inception for which data are available.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and
principal value will fluctuate, and redemption value may be
more or less than original cost. To obtain performance data
current to the most recent month end, please call
1-800-345-2021 or visit americancentury.com. Historically,
small company stocks have been more volatile than the stocks of larger, more established companies.

Unless otherwise indicated, performance reflects A Class
shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Returns for the indices are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------
10

Small Cap Growth

Growth of $10,000 Over Life of Class

$10,000 investment made July 12, 1999

One-Year Returns Over Life of Class

Periods ended April 30

                2000*    2001     2002     2003       2004     2005      2006      2007

A Class (no
sales
charge)**       73.88%  -9.33%    5.41%   -20.83%    34.30%    5.76%    31.66%    -1.65%

Russell 2000
Growth Index    22.64%  -24.85%  -8.52%   -23.50%    41.57%   -0.55%    36.13%    4.53%

S&P SmallCap
600 Index       9.74%    8.09%   16.54%   -20.95%    39.94%   10.43%    31.39%    7.65%

*From 7/12/99, the A Class's inception date. Index data from
7/14/99, the date nearest the A Class's inception for which
data are available. Not annualized. Small Cap Growth A Class's initial investment is $9,425 to reflect the maximum 5.75%
initial sales charge.

**Class returns would have been lower, along with ending value, if fees had not been waived.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and
principal value will fluctuate, and redemption value may be
more or less than original cost. To obtain performance data
current to the most recent month end, please call
1-800-345-2021 or visit americancentury.com. Historically,
small company stocks have been more volatile than the stocks of larger, more established companies.

Unless otherwise indicated, performance reflects A Class
shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Returns for the indices are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------
11

PORTFOLIO COMMENTARY
Small Cap Growth

Portfolio Managers: Bill Walker and Andy Eng

Andy Eng was promoted to portfolio manager effective March 1,
2007. He has been a member of the team that manages this
portfolio since May 2000.

PERFORMANCE SUMMARY

Small Cap Growth returned 5.84%* for the six months ended April
30, 2007. Its benchmark, the Russell 2000 Growth Index,
returned 7.42%.

In a period when small-cap growth stocks lagged most other
segments of the market (see the Market Perspective on page 2), the portfolio produced a positive return. Relative to the
benchmark, positioning among industrials and health care shares detracted most from performance.

INDUSTRIALS, HEALTH CARE HURT

Stock selection among industrial shares was a key detractor
from performance, though the portfolio benefited from an
overweight in this winning sector. Poor performance was driven by holdings in the commercial services & supplies industry,
home to three of the portfolio's top-10 detractors. In
particular, ICT Group and PeopleSupport -- firms that outsource back-office functions -- were the numbers one and two relative and absolute detractors for the period. These firms provided disappointing earnings news relating to higher costs and
changes to their customer mix. Other notable detractors in this space were Advisory Board, Kenexa, and Corporate Executive
Board.

In the health care sector, holdings among medical device makers and health care providers detracted most from performance.
Among device makers, FoxHollow did a turnabout from a leading contributor in our previous report to shareholders to a leading detractor in the most recent six months. The stock benefited in prior months from solid earnings growth and a deal with
pharmaceutical giant Merck. But that rally left it vulnerable to a sell-off -- the company became a large relative and
absolute detractor after reporting slower-than-expected sales for one of its main products.

The leading detractor among health care providers was
Providence Service Corp., an in-home care provider benefiting from the larger trend toward privatization and outsourcing of services in many government programs. Unfortunately, Providence reported disappointing earnings results at some of its business units, weighing on performance late in 2006.

*All fund returns referenced in the commentary are for A Class shares and are not reduced by sales charges. A Class shares are subject to a maximum sales charge of 5.75%. Had the sales
charge been applied or if distribution and service fees had not been waived, returns would be lower than those shown. Total
returns for periods less than one year are not annualized.

Top Ten Holdings as of April 30, 2007

                                          % of          % of
                                       net assets    net assets
                                         as of         as of
                                        4/30/07       10/31/06

Blackboard Inc.                           3.0%          1.9%
Pediatrix Medical Group, Inc.             2.7%          1.4%
ICON plc ADR                              2.6%          1.4%
Corrections Corp. of America              2.5%          1.4%
THQ Inc.                                  2.5%          1.6%
Psychiatric Solutions, Inc.               2.4%          2.1%
Tessera Technologies Inc.                 2.3%          1.6%
Netlogic Microsystems Inc.                2.1%          0.7%
Kenexa Corp.                              2.1%          1.5%
Airgas Inc.                               2.0%          1.2%

------
12

Small Cap Growth

TOP CONTRIBUTORS VARIED

Our stock selection was most effective among financial shares, where it helped to hold an underweight position in commercial banks and real estate-related segments such as mortgages and thrifts and real estate investment trusts. In addition, our
leading contributor in the sector as a whole was International
Securities Exchange, a stock option exchange, acquired at a
significant premium late in the period. Similarly, an
overweight position in regional bank First Republic aided
relative results when it was acquired at a premium.

Overall, the portfolio's financial shares returned 8.89%, while those in the benchmark were up 0.59%. It was a similar story in energy, where the portfolio's positions outperformed this
portion of the index, with returns of 15.69% and 9.67%,
respectively.

Despite disappointing performance from some industrial
positions, it's worth mentioning that the top contributor to relative and absolute performance was business consulting firm
Huron Consulting Group. The company benefited from its
expertise in issues around stock option grants and executive compensation -- hot topics throughout the market going back to last year. Elsewhere, global hotelier Orient-Express was the number two contributor to relative and absolute performance, reporting better-than-expected results, acquiring several Asian properties, and itself being the subject of buyout talk.

STARTING POINT FOR NEXT REPORTING PERIOD

"We seek to buy high-quality, fast-growing, small-cap
companies. We believe that relative to small-cap value, growth currently offers greater opportunities through attractive
relative value and strong earnings per share growth," says
portfolio manager Bill Walker. "As of April 30, 2007," Walker went on, "we continued to see opportunity in select financial shares, in which we maintained our largest overweight position relative to the benchmark. At the same time, we found fewer
attractive investment candidates among consumer discretionary and energy shares, our largest underweight positions."

Top Five Industries as of April 30, 2007

                                                      % of          % of
                                                   net assets    net assets
                                                     as of         as of
                                                    4/30/07       10/31/06

Commercial Services & Supplies                       10.5%         14.3%
Health Care Providers & Services                     10.0%          8.7%
Software                                              8.6%          4.0%
Internet Software & Services                          8.1%          2.0%
Semiconductors & Semiconductor Equipment              6.9%          6.2%

Types of Investments in Portfolio

                                                      % of           % of
                                                   net assets     net assets
                                                      as of         as of
                                                     4/30/07       10/31/06

Domestic Common Stocks                                91.1%         85.5%
Foreign Common Stocks*                                7.2%           4.1%
TOTAL COMMON STOCKS                                   98.3%         89.6%
Commercial Paper                                      2.9%           8.9%
Temporary Cash Investments                            0.6%           0.4%
Other Assets and Liabilities                         (1.8)%          1.1%

*Includes depositary shares, dual listed securities and foreign ordinary shares.

------
13

SCHEDULE OF INVESTMENTS
Small Cap Growth

APRIL 30, 2007 (UNAUDITED)

Shares                                                                             Value

Common Stocks -- 98.3%

AIR FREIGHT & LOGISTICS -- 0.7%
                6,506  C.H. Robinson Worldwide Inc.                            $ 347,811
                                                                             -----------
BIOTECHNOLOGY -- 1.2%
               13,000  Digene Corp.(1)                                           596,050
                                                                             -----------
CAPITAL MARKETS -- 3.2%
               10,500  FCStone Group, Inc.(1)                                    473,129
                6,775  Greenhill & Co. Inc.                                      428,519
               10,986  KBW, Inc.(1)                                              358,803
               10,989  OptionsXpress Holdings, Inc.                              271,209
                                                                             -----------
                                                                               1,531,660
                                                                             -----------
CHEMICALS -- 2.0%
               21,725  Airgas Inc.                                               967,849
                                                                             -----------
COMMERCIAL BANKS -- 1.6%
               29,350  Greater Bay Bancorp                                       756,937
                                                                             -----------
COMMERCIAL SERVICES & SUPPLIES -- 10.5%
               14,662  Advisory Board Co. (The)(1)                               696,152
               21,640  Corrections Corp. of America(1)                         1,229,151
                7,300  Huron Consulting Group Inc.(1)                            442,015
               29,100  Interface Inc. Cl A                                       490,335
               32,084  Kenexa Corp.(1)                                           993,320
               35,132  Knoll Inc.                                                815,765
                3,400  PeopleSupport Inc.(1)                                      42,738
               11,600  Resources Connection, Inc.(1)                             349,972
                                                                             -----------
                                                                               5,059,448
                                                                             -----------
COMMUNICATIONS EQUIPMENT -- 0.6%
               15,500  Comtech Group Inc.(1)                                     273,420
                                                                             -----------
COMPUTERS & PERIPHERALS -- 0.6%
                9,800  Synaptics Inc.(1)                                         293,608
                                                                             -----------
CONTAINERS & PACKAGING -- 1.4%
               11,520  Silgan Holdings Inc.                                      661,018
                                                                             -----------
DISTRIBUTORS -- 1.0%
               20,500  LKQ Corporation(1)                                        462,890
                                                                             -----------
DIVERSIFIED FINANCIAL SERVICES -- 4.6%
               12,000  International Securities Exchange Inc.                    800,280
               37,630  Marlin Business Services Corp.(1)                         880,918
                9,250  Portfolio Recovery Associates Inc.(1)                     514,763
                                                                             -----------
                                                                               2,195,961
                                                                             -----------
DIVERSIFIED TELECOMMUNICATION SERVICES(2)
                1,500  Aruba Networks, Inc.(1)                                    20,505
                                                                             -----------
ELECTRIC UTILITIES -- 1.7%
               19,075  ITC Holdings Corp.                                        802,676
                                                                             -----------

Shares                                                                             Value

ELECTRONIC EQUIPMENT & INSTRUMENTS -- 0.2%
                5,500  Mellanox Technologies, Ltd.(1)                           $ 91,245
                                                                             -----------
ENERGY EQUIPMENT & SERVICES -- 3.8%
               13,400  Dril-Quip Inc.(1)                                         676,700
               28,200  Global Industries Ltd.(1)                                 585,432
               11,700  Oceaneering International, Inc.(1)                        556,218
                                                                             -----------
                                                                               1,818,350
                                                                             -----------
HEALTH CARE EQUIPMENT & SUPPLIES -- 3.2%
               11,050  Kyphon Inc.(1)                                            515,041
                8,200  Meridian Bioscience Inc.                                  243,786
               29,000  Natus Medical Inc.(1)                                     515,620
               13,200  Thoratec Corp.(1)                                         258,984
                                                                             -----------
                                                                               1,533,431
                                                                             -----------
HEALTH CARE PROVIDERS & SERVICES -- 10.0%
               22,620  Pediatrix Medical Group, Inc.(1)                        1,290,470
               30,384  Providence Service Corp. (The)(1)                         728,608
               43,400  PSS World Medical Inc.(1)                                 872,340
               32,700  Psychiatric Solutions, Inc.(1)                          1,146,789
               26,675  Radiation Therapy Services Inc.(1)                        784,512
                                                                             -----------
                                                                               4,822,719
                                                                             -----------
HEALTH CARE TECHNOLOGY -- 1.8%
               33,300  Allscripts Healthcare Solutions, Inc.(1)                  880,785
                                                                             -----------
HOTELS, RESTAURANTS & LEISURE -- 4.8%
               11,375  Life Time Fitness Inc.(1)                                 584,675
               30,600  Morton's Restaurant Group Inc.(1)                         514,998
                9,838  Orient-Express Hotels Ltd. Cl A                           517,971
               25,000  Pinnacle Entertainment Inc.(1)                            702,000
                                                                             -----------
                                                                               2,319,644
                                                                             -----------
INTERNET SOFTWARE & SERVICES -- 8.1%
               14,700  aQuantive, Inc.(1)                                        449,967
                6,850  Bankrate, Inc.(1)                                         276,535
               28,100  DealerTrack Holdings Inc.(1)                              927,299
               10,600  Knot Inc. (The)(1)                                        226,098
               23,612  Sohu.com Inc.(1)                                          597,856
               27,700  Switch & Data Facilities Co. Inc.(1)                      507,741
               15,950  ValueClick Inc.(1)                                        456,170
               12,400  VistaPrint Ltd.(1)                                        463,512
                                                                             -----------
                                                                               3,905,178
                                                                             -----------

------
14

Small Cap Growth

Shares                                                                             Value

IT SERVICES -- 3.3%
               21,900  Forrester Research Inc.(1)                              $ 564,582
               40,000  Global Cash Access Inc.(1)                                626,800
               11,500  Syntel Inc.                                               403,190
                                                                             -----------
                                                                               1,594,572
                                                                             -----------
LIFE SCIENCES TOOLS & SERVICES -- 3.4%
               13,100  Affymetrix Inc.(1)                                        344,137
               27,100  ICON plc ADR(1)                                         1,271,803
                                                                             -----------
                                                                               1,615,940
                                                                             -----------
MACHINERY -- 2.2%
               13,155  Bucyrus International, Inc. Cl A                          825,345
               11,500  Force Protection Inc.(1)                                  249,550
                                                                             -----------
                                                                               1,074,895
                                                                             -----------
MARINE -- 0.4%
                7,100  American Commercial Lines Inc.(1)                         209,237
                                                                             -----------
OIL, GAS & CONSUMABLE FUELS -- 1.0%
               10,000  World Fuel Services Corp.                                 462,100
                                                                             -----------
PHARMACEUTICALS -- 2.3%
                9,055  Adams Respiratory Therapeutics, Inc.(1)                   339,653
               25,900  Noven Pharmaceuticals Inc.(1)                             606,319
               12,700  Obagi Medical Products Inc.(1)                            159,258
                                                                             -----------
                                                                               1,105,230
                                                                             -----------
ROAD & RAIL -- 1.2%
               25,365  Knight Transportation Inc.                                493,857
                4,721  Marten Transport Ltd.(1)                                   85,214
                                                                             -----------
                                                                                 579,071
                                                                             -----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 6.9%
                5,800  Cymer, Inc.(1)                                            234,958
               10,533  Diodes Inc.(1)                                            388,878
               13,100  MKS Instruments, Inc.(1)                                  353,045
               32,380  Netlogic Microsystems Inc.(1)                             996,009
               27,500  Silicon Image, Inc.(1)                                    240,900
               26,474  Tessera Technologies Inc.(1)                            1,132,823
                                                                             -----------
                                                                               3,346,613
                                                                             -----------
SOFTWARE -- 8.6%
               42,450  Blackboard Inc.(1)                                      1,456,459
                2,500  Comverge, Inc.(1)                                          53,625
                3,700  Glu Mobile Inc.(1)                                         41,570
               14,000  Macrovision Corp.(1)                                      339,780
               13,600  Synchronoss Technologies, Inc.(1)                         305,184

Shares                                                                             Value

                5,700  The9 Ltd. ADR(1)                                        $ 233,187
               36,604  THQ Inc.(1)                                             1,221,475
               17,900  Ultimate Software Group Inc.(1)                           494,040
                                                                              ----------
                                                                               4,145,320
                                                                              ----------
SPECIALTY RETAIL -- 4.4%
               11,579  DSW Inc. Cl A(1)                                          448,802
               25,600  Hibbett Sports Inc.(1)                                    746,240
                5,700  Tween Brands, Inc.(1)                                     223,212
               18,100  Zumiez Inc.(1)                                            714,226
                                                                             -----------
                                                                               2,132,480
                                                                             -----------
TEXTILES, APPAREL & LUXURY GOODS -- 1.3%
               15,000  Volcom, Inc.(1)                                           630,150
                                                                             -----------
THRIFTS & MORTGAGE FINANCE -- 0.3%
                9,294  Clayton Holdings Inc.(1)                                  163,481
                                                                             -----------
TRADING COMPANIES & DISTRIBUTORS -- 2.0%
               16,200  Houston Wire & Cable Co.(1)                               477,576
               18,100  UAP Holding Corp.                                         500,827
                                                                             -----------
                                                                                 978,403
                                                                             -----------
TOTAL COMMON STOCKS
(Cost $38,761,340)                                                            47,378,677
                                                                             -----------

Principal Amount

Commercial Paper(3) -- 2.9%
           $1,400,000  Rabobank USA Financial Corp., 5.29%, 5/1/07             1,400,000
(Cost $1,400,000)
                                                                             -----------
Temporary Cash Investments -- 0.6%
              300,000  FHLMC Discount Notes, 5.13%, 6/11/07(3)                   298,266
(Cost $298,241)
                                                                             -----------
TOTAL INVESTMENT SECURITIES -- 101.8%
(Cost $40,459,581)                                                            49,076,943
                                                                             -----------
OTHER ASSETS AND LIABILITIES -- (1.8)%                                         (869,371)
                                                                             -----------
TOTAL NET ASSETS -- 100.0%                                                   $48,207,572
                                                                             ===========

Notes to Schedule of Investments

ADR = American Depositary Receipt

FHLMC = Federal Home Loan Mortgage Corporation

(1) Non-income producing.

(2) Industry is less than 0.05% of total net assets.

(3) The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

------
15

SHAREHOLDER FEE EXAMPLES (UNAUDITED)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including
management fees; distribution and service (12b-1) fees; and
other fund expenses. This example is intended to help you
understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of
investing in other mutual funds.

The example is based on an investment of $1,000 made at the
beginning of the period and held for the entire period from
November 1, 2006 to April 30, 2007.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses
Paid During Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century fund, or Institutional Class shares of the American Century
Diversified Bond Fund, in an American Century account (i.e., not a financial intermediary or retirement plan account),
American Century may charge you a $12.50 semiannual account
maintenance fee if the value of those shares is less than
$10,000. We will redeem shares automatically in one of your
accounts to pay the $12.50 fee. In determining your total
eligible investment amount, we will include your investments in all PERSONAL ACCOUNTS (including American Century Brokerage
accounts) registered under your Social Security number.
PERSONAL ACCOUNTS include individual accounts, joint accounts,
UGMA/UTMA accounts, personal trusts, Coverdell Education
Savings Accounts and IRAs (including traditional, Roth,
Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other
retirement accounts. If you have only business, business
retirement, employer-sponsored or American Century Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your
accounts exclusively online. If you are subject to the Account
Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any
transactional costs, such as sales charges (loads) or
redemption/exchange fees. Therefore, the table is useful in
comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In
addition, if these transactional costs were included, your
costs would have been higher.

------
16

                                                                Expenses Paid
                                                                   During
                                Beginning          Ending         Period(1)       Annualized
                              Account Value    Account Value      11/1/06 -        Expense
                                 11/1/06          4/30/07          4/30/07         Ratio(1)
Mid Cap Growth

ACTUAL
Investor Class                    $1,000         $1,111.60          $5.50           1.05%
Institutional Class               $1,000         $1,112.20          $4.45           0.85%
A Class                           $1,000         $1,110.20          $6.80           1.30%
B Class (after waiver)(2)         $1,000         $1,106.50         $10.18           1.95%
B Class (before waiver)           $1,000        $1,106.50(3)       $10.71           2.05%
C Class                           $1,000         $1,106.10         $10.71           2.05%
R Class                           $1,000         $1,108.90          $8.10           1.55%

HYPOTHETICAL
Investor Class                    $1,000         $1,019.59          $5.26           1.05%
Institutional Class               $1,000         $1,020.58          $4.26           0.85%
A Class                           $1,000         $1,018.35          $6.51           1.30%
B Class (after waiver)(2)         $1,000         $1,015.12          $9.74           1.95%
B Class (before waiver)           $1,000         $1,014.63         $10.24           2.05%
C Class                           $1,000         $1,014.63         $10.24           2.05%
R Class                           $1,000         $1,017.11          $7.75           1.55%

Small Cap Growth

ACTUAL
Investor Class                    $1,000         $1,059.10          $6.64           1.30%
Institutional Class               $1,000         $1,060.30          $5.62           1.10%
A Class (after waiver)(2)         $1,000         $1,058.40          $7.15           1.40%
A Class (before waiver)           $1,000        $1,058.40(3)        $7.91           1.55%
B Class (after waiver)(2)         $1,000         $1,055.10         $10.45           2.05%
B Class (before waiver)           $1,000        $1,055.10(3)       $11.72           2.30%
C Class                           $1,000         $1,053.50         $11.71           2.30%
R Class                           $1,000         $1,056.60          $9.18           1.80%

HYPOTHETICAL
Investor Class                    $1,000         $1,018.35          $6.51           1.30%
Institutional Class               $1,000         $1,019.34          $5.51           1.10%
A Class (after waiver)(2)         $1,000         $1,017.85          $7.00           1.40%
A Class (before waiver)           $1,000         $1,017.11          $7.75           1.55%
B Class (after waiver)(2)         $1,000         $1,014.63         $10.24           2.05%
B Class (before waiver)           $1,000         $1,013.39         $11.48           2.30%
C Class                           $1,000         $1,013.39         $11.48           2.30%
R Class                           $1,000         $1,015.87          $9.00           1.80%

(1) Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2) During the six months ended April 30, 2007, the class
received a partial waiver of its distribution and service fees.

(3) Ending account value assumes the return earned after
waiver. The return would have been lower had fees not been
waived and may have resulted in a lower ending account value.

------
17

STATEMENT OF ASSETS AND LIABILITIES

APRIL 30, 2007 (UNAUDITED)
                                                        Mid Cap Growth   Small Cap Growth
ASSETS
Investment securities, at value (cost of $166,755,992
and $40,459,581, respectively)                             $196,936,086        $49,076,943
Cash                                                                 --             49,817
Receivable for investments sold                               7,999,031             96,062
Receivable for capital shares sold                                5,151              9,481
Interest and dividend receivable                                 11,930              1,558
                                                           ------------       ------------
                                                            204,952,198         49,233,861
                                                           ------------       ------------

LIABILITIES
Disbursements in excess of demand deposit cash                  106,334                 --
Payable for investments purchased                            10,350,379            891,426
Payable for capital shares redeemed                               2,075             76,965
Payable for variation margin on futures contracts                49,791                 --
Accrued management fees                                         143,054             50,953
Distribution fees payable                                         3,953              3,932
Service fees (and distribution fees - A Class and R
Class) payable                                                    7,694              3,013
                                                           ------------       ------------
                                                             10,663,280          1,026,289
                                                           ------------       ------------

NET ASSETS                                                 $194,288,918        $48,207,572
                                                           ============       ============

See Notes to Financial Statements.

------
18
APRIL 30, 2007 (UNAUDITED)
                                                        Mid Cap Growth   Small Cap Growth
NET ASSETS CONSIST OF:
Capital paid in                                            $152,449,191        $38,785,266
Accumulated undistributed net investment income (loss)           54,109          (196,530)
Undistributed net realized gain on investment
transactions                                                 11,457,642          1,001,474
Net unrealized appreciation on investments                   30,327,976          8,617,362
                                                           ------------       ------------
                                                           $194,288,918        $48,207,572
                                                           ============       ============

INVESTOR CLASS, $0.01 PAR VALUE
Net assets                                                     $325,034           $722,710
Shares outstanding                                               22,430             45,170
Net asset value per share                                        $14.49             $16.00

INSTITUTIONAL CLASS, $0.01 PAR VALUE
Net assets                                                 $154,651,625         $5,264,317
Shares outstanding                                           10,649,027            328,257
Net asset value per share                                        $14.52             $16.04

A CLASS, $0.01 PAR VALUE
Net assets                                                  $32,843,478        $35,858,180
Shares outstanding                                            2,273,051          2,243,952
Net asset value per share                                        $14.45             $15.98
Maximum offering price (net asset value divided by
0.9425)                                                          $15.33             $16.95

B CLASS, $0.01 PAR VALUE
Net assets                                                   $6,218,044         $6,185,522
Shares outstanding                                              461,989            407,096
Net asset value per share                                        $13.46             $15.19

C CLASS, $0.01 PAR VALUE
Net assets                                                     $130,176           $143,733
Shares outstanding                                                9,086              9,085
Net asset value per share                                        $14.33             $15.82

R CLASS, $0.01 PAR VALUE
Net assets                                                     $120,561            $33,110
Shares outstanding                                                8,368              2,081
Net asset value per share                                        $14.41             $15.91

See Notes to Financial Statements.

------
19

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 2007 (UNAUDITED)
                                                        Mid Cap Growth   Small Cap Growth
INVESTMENT INCOME (LOSS)
INCOME:
Dividends                                                     $ 564,534           $ 56,703
Interest                                                        406,947            112,008
                                                            -----------        -----------
                                                                971,481            168,711
                                                            -----------        -----------
EXPENSES:
Management fees                                                 842,141            319,503
Distribution fees:
 B Class                                                         23,917             24,573
 C Class                                                            465                472
Service fees:
 B Class                                                          7,972              8,191
 C Class                                                            155                157
Distribution and service fees:
 A Class                                                         43,499             48,779
 R Class                                                            173                 67
Directors' fees and expenses                                      2,023                900
Other expenses                                                      216                 57
                                                            -----------        -----------
                                                                920,561            402,699
                                                            -----------        -----------
Amount waived                                                   (3,189)           (37,458)
                                                            -----------        -----------
                                                                917,372            365,241
                                                            -----------        -----------

NET INVESTMENT INCOME (LOSS)                                     54,109          (196,530)
                                                            -----------        -----------

REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:
Investment transactions                                      12,622,245          2,300,314
Futures transactions                                            365,602            108,545
                                                            -----------        -----------
                                                             12,987,847          2,408,859
                                                            -----------        -----------

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)
ON:
Investments                                                   6,930,544            671,640
Futures                                                          72,949           (55,809)
                                                            -----------        -----------
                                                              7,003,493            615,831
                                                            -----------        -----------

NET REALIZED AND UNREALIZED GAIN (LOSS)                      19,991,340          3,024,690
                                                            -----------        -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                  $20,045,449         $2,828,160
                                                            ===========        ===========

See Notes to Financial Statements.

------
20

STATEMENT OF CHANGES IN NET ASSETS

SIX MONTHS ENDED APRIL 30, 2007 (UNAUDITED), SEVEN MONTHS ENDED OCTOBER 31, 2006 AND YEAR
ENDED MARCH 31, 2006, RESPECTIVELY

                                                         Mid Cap Growth

Increase (Decrease) in Net Assets      April 30, 2007   Oct. 31, 2006(1)   March 31, 2006

OPERATIONS
Net investment income (loss)                  $ 54,109       $ (151,370)       $ (221,194)
Net realized gain (loss)                    12,987,847       (1,066,890)        22,217,148
Change in net unrealized
appreciation (depreciation)                  7,003,493      (13,246,729)        12,871,022
                                          ------------      ------------      ------------
Net increase (decrease) in net
assets resulting from operations            20,045,449      (14,464,989)        34,866,976
                                          ------------      ------------      ------------

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains:
 Investor Class                               (17,063)                --                --
 Institutional Class                       (7,634,579)                --                --
 A Class                                   (1,979,351)                --      (15,783,919)
 B Class                                     (373,134)                --         (836,858)
 C Class                                       (7,699)                --          (88,602)
 R Class                                       (1,280)                --                --
                                          ------------      ------------      ------------
Decrease in net assets from
distributions                             (10,013,106)                --      (16,709,379)
                                          ------------      ------------      ------------

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net
assets from capital share
transactions                                 1,535,073       (5,875,318)        11,335,375
                                          ------------      ------------      ------------

NET INCREASE (DECREASE) IN NET ASSETS       11,567,416      (20,340,307)        29,492,972

NET ASSETS
Beginning of period                        182,721,502       203,061,809       173,568,837
                                          ------------      ------------      ------------
End of period                             $194,288,918      $182,721,502      $203,061,809
                                          ============      ============      ============

Undistributed net investment income            $54,109                --                --
                                          ============      ============      ============

(1) The fund's fiscal year end was changed from March 31 to October 31, resulting in a seven-month annual reporting period (see Note 8).

------
21

SIX MONTHS ENDED APRIL 30, 2007 (UNAUDITED), SEVEN MONTHS ENDED OCTOBER 31, 2006 AND YEAR
ENDED MARCH 31, 2006, RESPECTIVELY

                                                        Small Cap Growth

Increase (Decrease) in Net Assets      April 30, 2007   Oct. 31, 2006(1)   March 31, 2006

OPERATIONS
Net investment income (loss)               $ (196,530)       $ (312,375)       $ (501,929)
Net realized gain (loss)                     2,408,859       (1,240,039)         6,012,587
Change in net unrealized
appreciation (depreciation)                    615,831       (2,149,976)         5,599,924
                                          ------------      ------------      ------------
Net increase (decrease) in net
assets resulting from operations             2,828,160       (3,702,390)        11,110,582
                                          ------------      ------------      ------------

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains:
 Investor Class                               (34,247)                --                --
 Institutional Class                         (100,277)                --                --
 A Class                                   (2,404,933)                --       (4,765,611)
 B Class                                     (410,373)                --         (758,743)
 C Class                                       (7,151)                --         (150,496)
 R Class                                       (1,413)                --                --
                                          ------------      ------------      ------------
Decrease in net assets from
distributions                              (2,958,394)                --       (5,674,850)
                                          ------------      ------------      ------------

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net
assets from capital share
transactions                               (2,238,714)      (10,809,168)        17,960,189
                                          ------------      ------------      ------------

NET INCREASE (DECREASE) IN NET ASSETS      (2,368,948)      (14,511,558)        23,395,921

NET ASSETS
Beginning of period                         50,576,520        65,088,078        41,692,157
                                          ------------      ------------      ------------
End of period                              $48,207,572       $50,576,520       $65,088,078
                                          ============      ============      ============

Accumulated net investment loss             $(196,530)                --                --
                                          ============      ============      ============

(1) The fund's fiscal year end was changed from March 31 to
October 31, resulting in a seven-month annual reporting period
(see Note 8).

See Notes to Financial Statements.

------
22

NOTES TO FINANCIAL STATEMENTS

APRIL 30, 2007 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Mutual Funds, Inc. (the
corporation) is registered under the Investment Company Act of
1940 (the 1940 Act) as an open-end management investment
company. American Century-Mason Street Mid Cap Growth Fund (Mid
Cap Growth) and American Century-Mason Street Small Cap Growth
Fund (Small Cap Growth) (the funds) are two funds in a series issued by the corporation (see Note 8). The funds are
diversified under the 1940 Act. The funds' investment objective is to seek long-term capital growth. Mid Cap Growth invests
primarily in stocks of mid-sized companies. Small Cap Growth invests primarily in stocks of smaller market capitalization companies. The following is a summary of the funds' significant accounting policies.

MULTIPLE CLASS -- The funds are authorized to issue the
Investor Class, the Institutional Class, the A Class, the B
Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share
classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and
arrangements. All shares of each fund represent an equal pro rata interest in the net assets of the class to which such
shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the funds are allocated to each class of shares based on
their relative net assets. Sale of the funds' Investor Class,
Institutional Class, C Class and R Class commenced on April 3,
2006.

SECURITY VALUATIONS -- Securities traded primarily on a
principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local
convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued
through a commercial pricing service or at the mean of the most recent bid and asked prices. Debt securities maturing within 60 days may be valued at cost, plus or minus any amortization
discount or premium. Discount notes may be valued through a
commercial pricing service or at amortized cost, which
approximates fair value. Securities traded on foreign
securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New
York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to
materially change the net asset value, that security would be valued at fair value as determined in accordance with
procedures adopted by the Board of Directors. If the funds
determine that the market price of a portfolio security is not readily available, or that the valuation methods mentioned
above do not reflect the security's fair value, such security is valued at its fair value as determined by, or in accordance with procedures adopted by, the Board of Directors or its
designee if such fair value determination would materially
impact a fund's net asset value. Certain other circumstances may cause the funds to fair value a security such as: a
security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are
determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes
withheld, if any, is recorded as of the ex-dividend date.
Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

FUTURES CONTRACTS -- The funds may enter into futures contracts in order to manage the funds' exposure to changes in market
conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying
securities. Upon entering into a futures contract, the funds are required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or
received daily, in cash, by the funds. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The funds recognize a realized gain or loss when the contract is closed or expires. Net
realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on futures transactions and unrealized appreciation
(depreciation) on futures, respectively.

------
23

REPURCHASE AGREEMENTS -- The funds may enter into repurchase agreements with institutions that American Century Investment
Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of
Directors. Each repurchase agreement is recorded at cost. Each fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the
custodian in a manner sufficient to enable each fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities
transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, each fund, along
with other registered investment companies having management agreements with ACIM or American Century Global Investment
Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by
U.S. Treasury or Agency obligations.

INCOME TAX STATUS -- It is each fund's policy to distribute
substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated
investment company under provisions of the Internal Revenue
Code. Accordingly, no provision has been made for federal or state income taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

INDEMNIFICATIONS -- Under the corporation's organizational
documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their
duties to the funds. In addition, in the normal course of
business, the funds enter into contracts that provide general indemnifications. The funds' maximum exposure under these
arrangements is unknown as this would involve future claims
that may be made against the funds. The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the
United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a
Management Agreement with ACIM, under which ACIM provides the funds with investment advisory and management services in
exchange for a single, unified management fee (the fee) per
class. The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, fees and
expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees)
and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of
each specific class of shares of each fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula.
This formula takes into account all of the investment advisor's assets under management in each fund's investment strategy
(strategy assets) to calculate the appropriate fee rate for
each fund. The strategy assets include each fund's assets and the assets of other clients of the investment advisor that are not in the American Century family of funds, but that have the same investment team and investment strategy. The annual
management fee schedule for Mid Cap Growth ranges from 1.00% to
1.05% for the Investor Class, A Class, B Class, C Class and R
Class. The annual management fee schedule for Small Cap Growth ranges from 1.10% to 1.30% for the Investor Class, A Class, B
Class, C Class and R Class. The Institutional Class is 0.20%
less at each point within the range.

------
24

The effective annual management fee for each class of each fund for the six months ended April 30, 2007, was as follows:

                            Investor, A, B, C & R         Institutional

Mid Cap Growth                      1.05%                     0.85%
Small Cap Growth                    1.30%                     1.10%

ACIM has entered into a Subadvisory Agreement with Mason Street
Advisors LLC (the subadvisor) on behalf of the funds. The
subadvisor makes investment decisions for the funds in
accordance with the funds' investment objectives, policies, and restrictions under the supervision of ACIM and the Board of
Directors. ACIM pays all costs associated with retaining Mason
Street as the subadvisor of the funds.

DISTRIBUTION AND SERVICE FEES -- The Board of Directors has
adopted a separate Master Distribution and Individual
Shareholder Services Plan for each of the A Class, B Class, C
Class and R Class (collectively the plans), pursuant to Rule
12b-1 of the 1940 Act. The plans provide that the B Class and C
Class will pay American Century Investment Services, Inc.
(ACIS) an annual distribution fee and service fee of 0.75% and
0.25%, respectively. The plans provide that the A Class and the
R Class will pay ACIS an annual distribution and service fee of
0.25% for the A Class and 0.50% for the R Class. The fees are computed and accrued daily based on each class's daily net
assets and paid monthly in arrears. The distribution fee
provides compensation for expenses incurred in connection with distributing shares of the classes including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the funds. The service fee provides compensation for
individual shareholder services rendered by broker/dealers or other independent financial intermediaries for A Class, B
Class, C Class and R Class shares. ACIS has agreed to
voluntarily waive a portion of its distribution and service
fees through March 31, 2008, by 0.10% for the B Class of Mid
Cap Growth and by 0.15% and 0.25% for the A Class and B Class
of Small Cap Growth, respectively. The total amount of the
waivers for the six months ended April 30, 2007, was as follows:

                                      A                         B

Mid Cap Growth                        --                      $3,189
Small Cap Growth                   $29,267                    $8,191

Fees incurred under the plans during the six months ended April
30, 2007, are detailed in the Statement of Operations.

RELATED PARTIES -- Certain officers and directors of the
corporation are also officers and/or directors, and, as a
group, controlling stockholders of American Century Companies,
Inc. (ACC), the parent of the corporation's investment advisor,
ACIM, the distributor of the corporation, ACIS, and the
corporation's transfer agent, American Century Services, LLC.

The funds have a bank line of credit agreement with JPMorgan
Chase Bank (JPMCB). JPMCB is a custodian of the funds and a
wholly owned subsidiary of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. INVESTMENT TRANSACTIONS

Investment transactions, excluding short-term investments, for the six months ended April 30, 2007, were as follows:

                                Mid Cap Growth           Small Cap Growth

Purchases                         $94,986,369              $26,112,614
Proceeds from sales               $98,128,534              $27,011,408

------
25

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the funds were as follows (see Note
8):

                    Six months ended April 30,
                               2007              Period ended October 31, 2006(1)    Year ended March 31, 2006

                       Shares        Amount          Shares           Amount          Shares          Amount
Mid Cap Growth

INVESTOR CLASS/
SHARES AUTHORIZED     55,000,000                      55,000,000                             N/A
                      ==========                      ==========                      ==========
Sold                       5,478        $76,630           22,633         $312,114
Issued in
reinvestment of
distributions              1,253         17,063               --               --
Redeemed                 (6,934)       (97,972)               --               --
                      ----------     ----------       ----------       ----------
                           (203)        (4,279)           22,633          312,114
                      ----------     ----------       ----------       ----------

INSTITUTIONAL
CLASS/ SHARES
AUTHORIZED            50,000,000                      50,000,000                             N/A
                      ==========                      ==========                      ==========
Sold                          --             --       10,089,307      149,766,470
Issued in
reinvestment of
distributions            559,720      7,634,579               --               --
                      ----------     ----------       ----------       ----------
                         559,720      7,634,579       10,089,307      149,766,470
                      ----------     ----------       ----------       ----------

A CLASS/SHARES
AUTHORIZED            20,000,000                      20,000,000                     149,148,534
                      ==========                      ==========                     ===========
Sold                     169,070      2,355,092          321,113        4,524,423        628,722        8,754,617
Issued in
reinvestment of
distributions            141,971      1,929,381               --               --      1,142,004       15,702,632
Redeemed               (707,393)    (9,811,357)     (10,741,497)    (158,865,810)      (835,676)     (11,797,915)
                      ----------    -----------     ------------    -------------    -----------     ------------
                       (396,352)    (5,526,884)     (10,420,384)    (154,341,387)        935,050       12,659,334
                      ----------    -----------     ------------    -------------    -----------     ------------

B CLASS/SHARES
AUTHORIZED            10,000,000                      10,000,000                      75,851,466
                      ==========                      ==========                      ==========
Sold                      28,098        360,534           20,103          266,124         82,194        1,102,818
Issued in
reinvestment of
distributions             29,049        368,634               --               --         64,131          831,774
Redeemed               (109,314)    (1,416,454)        (152,890)      (2,005,925)      (264,539)      (3,535,355)
                      ----------    -----------     ------------    -------------    -----------     ------------
                        (52,167)      (687,286)        (132,787)      (1,739,801)      (118,214)      (1,600,763)
                      ----------    -----------     ------------    -------------    -----------     ------------

C CLASS/SHARES
AUTHORIZED            10,000,000                      10,000,000                             N/A
                      ==========                      ==========                      ==========
Sold                       4,400         61,931            7,323          102,286
Issued in
reinvestment of
distributions                365          4,935               --               --
Redeemed                 (3,002)       (40,742)               --               --
                      ----------    -----------     ------------    -------------
                           1,763         26,124            7,323          102,286
                      ----------    -----------     ------------    -------------

C CLASS --
ACQUIRED FUND
(SEE NOTE
8)/SHARES
AUTHORIZED                   N/A                             N/A                      75,000,000
                      ==========                      ==========                      ==========
Sold                                                                                      25,969          344,127
Issued in
reinvestment of
distributions                                                                              6,748           87,593
Redeemed                                                                                (11,732)        (154,916)
                                                                                      ----------       ----------
                                                                                          20,985          276,804
                                                                                      ----------       ----------

R CLASS/SHARES
AUTHORIZED            10,000,000                      10,000,000                             N/A
                      ==========                      ==========                      ==========
Sold                       6,582         91,539            1,691           25,000
Issued in
reinvestment of
distributions                 95          1,280               --               --
                      ----------    -----------     ------------    -------------
                           6,677         92,819            1,691           25,000
                      ----------    -----------     ------------    -------------

Net increase
(decrease)               119,438     $1,535,073        (432,217)     $(5,875,318)        837,821      $11,335,375
                      ==========    ===========     ============    =============     ==========      ===========

(1) April 3, 2006 (commencement of sale) through October 31,
2006 for Investor Class, Institutional Class, C Class and R
Class. April 1, 2006 through October 31, 2006 for A Class and B
Class. The funds' fiscal year end was changed from March 31 to
October 31, resulting in a seven-month annual reporting period
(see Note 8).

------
26

                     Six months ended April 30,       Period ended October 31,
                                2007                           2006(1)                Year ended March 31, 2006

                       Shares          Amount          Shares          Amount          Shares          Amount
Small Cap Growth

INVESTOR CLASS/
SHARES AUTHORIZED      55,000,000                      55,000,000                             N/A
                      ===========                     ===========                     ===========
Sold                       10,228        $160,543          36,767         $575,594
Issued in
reinvestment of
distributions               2,202          34,247              --               --
Redeemed                  (3,886)        (62,155)           (141)          (2,124)
                       ----------      ----------      ----------       ----------
                            8,544         132,635          36,626          573,470
                       ----------      ----------      ----------       ----------

INSTITUTIONAL
CLASS/ SHARES
AUTHORIZED             50,000,000                      50,000,000                             N/A
                      ===========                     ===========                     ===========
Sold                      292,048       4,579,506          73,638        1,177,466
Issued in
reinvestment of
distributions               2,388          37,213              --               --
Redeemed                 (38,847)       (608,945)           (970)         (15,697)
                       ----------      ----------      ----------       ----------
                          255,589       4,007,774          72,668        1,161,769
                       ----------      ----------      ----------       ----------

A CLASS/SHARES
AUTHORIZED             20,000,000                      20,000,000                     149,635,857
                      ===========                     ===========                     ===========
Sold                      160,734       2,537,313         487,111        7,946,087      1,409,502       23,405,269
Issued in
reinvestment of
distributions             145,027       2,253,710              --               --        288,264        4,537,275
Redeemed                (670,847)    (10,567,240)     (1,219,827)     (19,780,091)      (674,623)     (11,197,022)
                       ----------    ------------     -----------     ------------    -----------     ------------
                        (365,086)     (5,776,217)       (732,716)     (11,834,004)      1,023,143       16,745,522
                       ----------    ------------     -----------     ------------    -----------     ------------

B CLASS/SHARES
AUTHORIZED             10,000,000                      10,000,000                      75,364,143
                      ===========                     ===========                     ===========
Sold                       14,842         220,857          13,209          204,876         64,896        1,034,592
Issued in
reinvestment of
distributions              26,709         395,563              --               --         48,853          739,630
Redeemed                 (83,642)     (1,254,629)        (70,902)      (1,058,789)       (78,509)      (1,249,817)
                       ----------    ------------     -----------     ------------    -----------     ------------
                         (42,091)       (638,209)        (57,693)        (853,913)         35,240          524,405
                       ----------    ------------     -----------     ------------    -----------     ------------

C CLASS/SHARES
AUTHORIZED             10,000,000                      10,000,000                             N/A
                      ===========                     ===========                     ===========
Sold                        2,832          43,666           7,382          118,510
Issued in
reinvestment of
distributions                 447           6,897              --               --
Redeemed                  (1,576)        (24,337)              --               --
                       ----------    ------------     -----------     ------------
                            1,703          26,226           7,382          118,510
                       ----------    ------------     -----------     ------------

C CLASS --
ACQUIRED FUND
(SEE NOTE
8)/SHARES
AUTHORIZED                    N/A                             N/A                      75,000,000
                      ===========                     ===========                     ===========
Sold                                                                                       41,416          664,850
Issued in
reinvestment of
distributions                                                                               9,618          145,522
Redeemed                                                                                  (7,626)        (120,110)
                                                                                      -----------      -----------
                                                                                           43,408          690,262
                                                                                      -----------      -----------

R CLASS/SHARES
AUTHORIZED             10,000,000                      10,000,000                             N/A
                      ===========                     ===========                     ===========
Sold                          557           8,482           1,483           25,000
Issued in
reinvestment of
distributions                  91           1,413              --               --
Redeemed                     (50)           (818)              --               --
                      -----------     -----------     -----------      -----------
                              598           9,077           1,483           25,000
                      -----------     -----------     -----------      -----------

Net increase
(decrease)              (140,743)    $(2,238,714)       (672,250)    $(10,809,168)      1,101,791      $17,960,189
                      ===========    ============     ===========    =============    ===========      ===========

(1) April 3, 2006 (commencement of sale) through October 31,
2006 for Investor Class, Institutional Class, C Class and R
Class. April 1, 2006 through October 31, 2006 for A Class and B
Class. The funds' fiscal year end was changed from March 31 to
October 31, resulting in a seven-month annual reporting period
(see Note 8).

------
27

5. BANK LINE OF CREDIT

Effective December 13, 2006, the funds, along with certain
other funds managed by ACIM or ACGIM, have a $500,000,000
unsecured bank line of credit agreement with JPMCB. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.40%. The funds did not borrow from the line during the period ended April 30, 2007.

6. RISK FACTORS

Small Cap Growth concentrates its investments in common stocks of small companies. Because of this, Small Cap Growth may be subject to greater risk and market fluctuations than a fund
investing in larger, more established companies.

7. FEDERAL TAX INFORMATION

The book-basis character of distributions made during the year from net investment income or net realized gains may differ
from their ultimate characterization for federal income tax
purposes. These differences reflect the differing character of certain income items and net realized gains and losses for
financial statement and tax purposes, and may result in
reclassification among certain capital accounts on the
financial statements.

As of April 30, 2007, the components of investments for federal income tax purposes were as follows:

                                                      Mid Cap Growth     Small Cap Growth
Federal tax cost of investments                        $166,880,042         $40,536,536
                                                      =============       =============
Gross tax appreciation of investments                   $31,957,646          $8,978,435
Gross tax depreciation of investments                   (1,901,602)           (438,028)
Net tax appreciation (depreciation) of investments      $30,056,044          $8,540,407
                                                      =============       =============

The difference between book-basis and tax-basis cost and
unrealized appreciation (depreciation) is attributable
primarily to the tax deferral of losses on wash sales.

As of October 31, 2006, Mid Cap Growth and Small Cap Growth had
accumulated capital losses of $(1,141,452) and $(1,162,699), respectively, which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers for the funds expire in 2014.

------
28

8. REORGANIZATION PLAN

As of the close of business on March 31, 2006, Mid Cap Growth and Small Cap Growth acquired all of the net assets of two
funds issued by Mason Street Funds, Inc., Mason Street
Aggressive Growth Stock Fund (Aggressive Growth Stock) and
Mason Street Small Cap Growth Stock Fund (Small Cap Growth
Stock), respectively, pursuant to a plan of reorganization
approved by the acquired funds' shareholders on March 15, 2006 for Aggressive Growth Stock and March 23, 2006 for Small Cap
Growth Stock. The surviving funds for the purposes of
maintaining the financial statements and performance history in the post-reorganization are Aggressive Growth Stock and Small
Cap Growth Stock. These funds were also reorganized as funds issued by American Century Mutual Funds, Inc. The funds' fiscal year end was changed from March 31 to October 31.

Prior to the reorganization, Aggressive Growth Stock and Small
Cap Growth Stock had A Class, B Class and C Class shares. At the close of business and as a result of the reorganization, A
Class shares and B Class shares of the acquired funds were
converted to A Class shares and B Class shares, respectively, of the surviving funds. C Class shares of the acquired funds were converted to A Class shares of the surviving funds.

A Class, B Class and C Class net assets of Aggressive Growth
Stock before the reorganization were $193,018,755, $9,032,496 and $1,010,558, respectively. Immediately after the
reorganization, A Class, B Class and C Class net assets of Mid
Cap Growth were $194,029,313, $9,032,496 and $-, respectively.

A Class, B Class and C Class net assets of Small Cap Growth
Stock before the reorganization were $55,084,794, $8,283,664 and $1,719,620, respectively. Immediately after the
reorganization, A Class, B Class and C Class net assets of
Small Cap Growth were $56,804,414, $8,283,664 and $-,
respectively.

9. RECENTLY ISSUED ACCOUNTING STANDARDS

In June 2006, the Financial Accounting Standards Board (FASB)
issued Interpretation No. 48, "Accounting for Uncertainty in
Income Taxes - an Interpretation of FASB Statement No. 109"
(FIN 48). FIN 48 establishes a minimum threshold for financial statement recognition of the benefit of positions taken in
filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax
disclosures. FIN 48 is effective for fiscal years beginning
after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. The FASB issued
Statement of Financial Accounting Standards No. 157, "Fair
Value Measurements" (FAS 157), in September 2006, which is
effective for fiscal years beginning after November 15, 2007.
FAS 157 defines fair value, establishes a framework for
measuring fair value and expands the required financial
statement disclosures about fair value measurements. Management is currently evaluating the impact of adopting FIN 48 and FAS
157.

------
29

FINANCIAL HIGHLIGHTS
Mid Cap Growth

Investor Class
For a Share Outstanding Throughout the Periods Indicated
                                                                    2007(1)       2006(2)

PER-SHARE DATA

Net Asset Value, Beginning of Period                                  $13.76        $14.78
                                                                  ----------    ----------

Income From Investment Operations

 Net Investment Income (Loss)(3)                                       --(4)        (0.01)

 Net Realized and Unrealized Gain (Loss)                                1.49        (1.01)
                                                                  ----------    ----------

 Total From Investment Operations                                       1.49        (1.02)
                                                                  ----------    ----------

Distributions

 From Net Realized Gains                                              (0.76)            --
                                                                  ----------    ----------

Net Asset Value, End of Period                                        $14.49        $13.76
                                                                  ==========    ==========

TOTAL RETURN(5)                                                       11.16%       (6.90)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets                   1.05%(6)      1.05%(6)

Ratio of Net Investment Income (Loss) to Average Net Assets       (0.02)%(6)    (0.19)%(6)

Portfolio Turnover Rate                                                  54%           52%

Net Assets, End of Period (in thousands)                                $325          $311

(1) Six months ended April 30, 2007 (unaudited).

(2) April 3, 2006 (commencement of sale) through October 31,
2006.

(3) Computed using average shares outstanding throughout the period.

(4) Per-share amount was less than $0.005.

(5) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for
periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense
differences because of the impact of calculating the net asset values to two decimal places. If net asset values were
calculated to three decimal places, the total return
differences would more closely reflect the class expense
differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and
another.

(6) Annualized.

See Notes to Financial Statements.

------
30

Mid Cap Growth

Institutional Class
For a Share Outstanding Throughout the Periods Indicated

                                                                      2007(1)      2006(2)

PER-SHARE DATA

Net Asset Value, Beginning of Period                                   $13.78       $14.78
                                                                    ---------    ---------

Income From Investment Operations

 Net Investment Income (Loss)(3)                                         0.01        --(4)

 Net Realized and Unrealized Gain (Loss)                                 1.49       (1.00)

                                                                    ---------    ---------
 Total From Investment Operations                                        1.50       (1.00)
                                                                    ---------    ---------

Distributions

 From Net Realized Gains                                               (0.76)           --

                                                                    ---------    ---------
Net Asset Value, End of Period                                         $14.52       $13.78
                                                                    =========    =========

TOTAL RETURN(5)                                                        11.22%      (6.77)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets                    0.85%(6)     0.85%(6)

Ratio of Net Investment Income (Loss) to Average Net Assets          0.18%(6)     0.01%(6)

Portfolio Turnover Rate                                                   54%          52%

Net Assets, End of Period (in thousands)                             $154,652     $138,986

(1) Six months ended April 30, 2007 (unaudited).

(2) April 3, 2006 (commencement of sale) through October 31,
2006.

(3) Computed using average shares outstanding throughout the period.

(4) Per-share amount was less than $0.005.

(5) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for
periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense
differences because of the impact of calculating the net asset values to two decimal places. If net asset values were
calculated to three decimal places, the total return
differences would more closely reflect the class expense
differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and
another.

(6) Annualized.

See Notes to Financial Statements.

------
31

Mid Cap Growth

A Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)

                        2007(1)        2006(2)         2006          2005          2004           2003

PER-SHARE DATA

Net Asset
Value,
Beginning
of Period                 $13.74         $14.83        $13.50        $12.78          $9.83        $12.93
                        --------       --------      --------      --------       --------      --------

Income From Investment Operations

 Net
 Investment
 Income
 (Loss)(3)                (0.02)         (0.04)        (0.01)        (0.10)         (0.09)        (0.09)

 Net
 Realized
 and
 Unrealized
 Gain (Loss)                1.49         (1.05)          2.65          0.82           3.04        (3.01)
                        --------       --------      --------      --------       --------      --------

 Total From
 Investment
 Operations                 1.47         (1.09)          2.64          0.72           2.95        (3.10)
                        --------       --------      --------      --------       --------      --------

Distributions

 From Net
 Realized
 Gains                    (0.76)             --        (1.31)            --             --            --
                        --------       --------      --------      --------       --------      --------

Net Asset Value,
End of Period             $14.45         $13.74        $14.83        $13.50         $12.78         $9.83
                        ========       ========      ========      ========       ========      ========

TOTAL RETURN(4)           11.02%        (7.35)%        20.28%         5.63%         30.01%      (23.98)%

RATIOS/SUPPLEMENTAL DATA

Ratio of
Operating
Expenses to
Average Net Assets      1.30%(5)       1.30%(5)         1.29%      1.30%(6)       1.30%(6)      1.30%(6)

Ratio of
Operating
Expenses to
Average Net
Assets (Before
Expense Waiver)         1.30%(5)       1.30%(5)         1.29%         1.36%          1.40%         1.55%

Ratio of Net
Investment Income
(Loss) to Average
Net Assets            (0.27)%(5)     (0.44)%(5)       (0.08)%    (0.79)%(6)     (0.74)%(6)    (0.86)%(6)

Ratio of Net
Investment Income
(Loss) to Average
Net Assets
(Before Expense
Waiver)               (0.27)%(5)     (0.44)%(5)       (0.08)%       (0.85)%        (0.84)%       (1.11)%

Portfolio
Turnover Rate                54%            52%           89%           70%            72%           35%

Net Assets, End
of Period (in
thousands)               $32,843        $36,675      $193,019      $163,069       $148,862      $105,728

(1) Six months ended April 30, 2007 (unaudited).

(2) April 1, 2006 through October 31, 2006. The fund's fiscal year was changed from March 31 to October 31, resulting in a seven-month annual reporting period.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two
decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with
SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) The investment advisor voluntarily agreed to waive fees and absorb certain operating expenses.

See Notes to Financial Statements.

------
32

Mid Cap Growth

B Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)

                          2007(1)          2006(2)           2006          2005          2004          2003

PER-SHARE DATA

Net Asset Value,
Beginning of
Period                       $12.89            $13.96        $12.86        $12.25         $9.49        $12.55
                           --------          --------      --------      --------      --------      --------

Income From Investment Operations

 Net
 Investment
 Income
 (Loss)(3)                   (0.06)            (0.08)        (0.10)        (0.18)        (0.16)        (0.16)

 Net
 Realized
 and
 Unrealized
 Gain (Loss)                   1.39            (0.99)          2.51          0.79          2.92        (2.90)
                           --------          --------      --------      --------      --------      --------

 Total From
 Investment
 Operations                    1.33            (1.07)          2.41          0.61          2.76        (3.06)
                           --------          --------      --------      --------      --------      --------

Distributions

 From Net
 Realized
 Gains                       (0.76)                --        (1.31)            --            --            --
                           --------          --------      --------      --------      --------      --------

Net Asset Value,
End of Period                $13.46            $12.89        $13.96        $12.86        $12.25         $9.49
                           ========          ========      ========      ========      ========      ========

TOTAL RETURN(4)              10.65%           (7.66)%        19.48%         4.98%        29.08%      (24.38)%

RATIOS/SUPPLEMENTAL DATA

Ratio of
Operating
Expenses to
Average Net Assets      1.95%(5)(6)       1.95%(5)(6)      1.95%(7)      1.95%(7)      1.95%(7)      1.95%(7)

Ratio of
Operating
Expenses to
Average Net
Assets (Before
Expense Waiver)            2.05%(5)          2.05%(5)         2.02%         2.04%         2.05%         2.20%

Ratio of Net
Investment Income
(Loss) to Average
Net Assets            (0.92)%(5)(6)     (1.09)%(5)(6)    (0.78)%(7)    (1.44)%(7)    (1.40)%(7)    (1.52)%(7)

Ratio of Net
Investment Income
(Loss) to Average
Net Assets
(Before Expense
Waiver)                  (1.02)%(5)        (1.19)%(5)       (0.85)%       (1.53)%       (1.50)%       (1.77)%

Portfolio
Turnover Rate                   54%               52%           89%           70%           72%           35%

Net Assets, End
of Period (in
thousands)                   $6,218            $6,626        $9,032        $9,839       $10,128        $7,978

(1) Six months ended April 30, 2007 (unaudited).

(2) April 1, 2006 through October 31, 2006. The fund's fiscal year was changed from March 31 to October 31, resulting in a seven-month annual reporting period.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two
decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with
SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) During the six months ended April 30, 2007 and the seven months ended October 31, 2006, the distributor voluntarily
waived a portion of its distribution and service fees.

(7) The investment advisor voluntarily agreed to waive fees and absorb certain operating expenses.

See Notes to Financial Statements.

------
33

Mid Cap Growth

C Class
For a Share Outstanding Throughout the Periods Indicated
                                                                    2007(1)       2006(2)
PER-SHARE DATA

Net Asset Value, Beginning of Period                                  $13.68        $14.78
                                                                    --------      --------

Income From Investment Operations

 Net Investment Income (Loss)(3)                                      (0.07)        (0.10)

 Net Realized and Unrealized Gain (Loss)                                1.48        (1.00)
                                                                    --------      --------

 Total From Investment Operations                                       1.41        (1.10)
                                                                    --------      --------

Distributions

 From Net Realized Gains                                              (0.76)            --
                                                                    --------      --------
Net Asset Value, End of Period                                        $14.33        $13.68
                                                                    ========      ========

TOTAL RETURN(4)                                                       10.61%       (7.44)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets                   2.05%(5)      2.05%(5)

Ratio of Net Investment Income (Loss) to Average Net Assets       (1.02)%(5)    (1.19)%(5)

Portfolio Turnover Rate                                                  54%           52%

Net Assets, End of Period (in thousands)                                $130          $100

(1) Six months ended April 30, 2007 (unaudited).

(2) April 3, 2006 (commencement of sale) through October 31,
2006.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two
decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with
SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

See Notes to Financial Statements.

------
34

Mid Cap Growth

R Class

For a Share Outstanding Throughout the Periods Indicated

                                                                    2007(1)       2006(2)

PER-SHARE DATA

Net Asset Value, Beginning of Period                                  $13.72        $14.78

Income From Investment Operations

 Net Investment Income (Loss)(3)                                      (0.03)        (0.06)

 Net Realized and Unrealized Gain (Loss)                                1.48        (1.00)
                                                                    --------      --------

 Total From Investment Operations                                       1.45        (1.06)
                                                                    --------      --------

Distributions

 From Net Realized Gains                                              (0.76)            --
                                                                    --------      --------

Net Asset Value, End of Period                                        $14.41        $13.72
                                                                    ========      ========

TOTAL RETURN(4)                                                       10.89%       (7.17)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets                   1.55%(5)      1.55%(5)

Ratio of Net Investment Income (Loss) to Average Net Assets       (0.52)%(5)    (0.69)%(5)

Portfolio Turnover Rate                                                  54%           52%

Net Assets, End of Period (in thousands)                                $121           $23

(1) Six months ended April 30, 2007 (unaudited).

(2) April 3, 2006 (commencement of sale) through October 31,
2006.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for
periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense
differences because of the impact of calculating the net asset values to two decimal places. If net asset values were
calculated to three decimal places, the total return
differences would more closely reflect the class expense
differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and
another.

(5) Annualized.

See Notes to Financial Statements.

------
35

Small Cap Growth

Investor Class

For a Share Outstanding Throughout the Periods Indicated

                                                                    2007(1)       2006(2)

PER-SHARE DATA

Net Asset Value, Beginning of Period                                  $16.03        $16.86
                                                                    --------      --------

Income From Investment Operations

 Net Investment Income (Loss)(3)                                      (0.05)        (0.06)

 Net Realized and Unrealized Gain (Loss)                                0.97        (0.77)
                                                                    --------      --------

 Total From Investment Operations                                       0.92        (0.83)
                                                                    --------      --------
Distributions

 From Net Realized Gains                                              (0.95)            --
                                                                    --------      --------

Net Asset Value, End of Period                                        $16.00        $16.03
                                                                    ========      ========

TOTAL RETURN(4)                                                        5.91%       (4.92)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets                   1.30%(5)      1.30%(5)

Ratio of Net Investment Income (Loss) to Average Net Assets       (0.62)%(5)    (0.80)%(5)

Portfolio Turnover Rate                                                  57%           42%

Net Assets, End of Period (in thousands)                                $723          $587

(1) Six months ended April 30, 2007 (unaudited).

(2) April 3, 2006 (commencement of sale) through October 31,
2006.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for
periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense
differences because of the impact of calculating the net asset values to two decimal places. If net asset values were
calculated to three decimal places, the total return
differences would more closely reflect the class expense
differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and
another.

(5) Annualized.

See Notes to Financial Statements.

------
36

Small Cap Growth

Institutional Class

For a Share Outstanding Throughout the Periods Indicated

                                                                    2007(1)       2006(2)

PER-SHARE DATA

Net Asset Value, Beginning of Period                                  $16.05        $16.86
                                                                    --------      --------

Income From Investment Operations

 Net Investment Income (Loss)(3)                                      (0.04)        (0.05)

 Net Realized and Unrealized Gain (Loss)                                0.98        (0.76)
                                                                    --------      --------

 Total From Investment Operations                                       0.94        (0.81)
                                                                    --------      --------

Distributions

 From Net Realized Gains                                              (0.95)            --
                                                                    --------      --------

Net Asset Value, End of Period                                        $16.04        $16.05
                                                                    ========      ========

TOTAL RETURN(4)                                                        6.03%       (4.80)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets                   1.10%(5)      1.10%(5)

Ratio of Net Investment Income (Loss) to Average Net Assets     (0.42)%(5)    (0.60)%(5)

Portfolio Turnover Rate                                         57%           42%

Net Assets, End of Period (in thousands)                        $5,264        $1,166

(1) Six months ended April 30, 2007 (unaudited).

(2) April 3, 2006 (commencement of sale) through October 31,
2006.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for
periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense
differences because of the impact of calculating the net asset values to two decimal places. If net asset values were
calculated to three decimal places, the total return
differences would more closely reflect the class expense
differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and
another.

(5) Annualized.

See Notes to Financial Statements.

------
37

Small Cap Growth

A Class

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)

                         2007(1)           2006(2)          2006          2005          2004           2003

PER-SHARE DATA

Net Asset
Value,
Beginning
of Period                   $16.02           $17.02        $15.27        $14.38         $10.11        $13.38
                          --------         --------      --------      --------       --------      --------

Income From Investment Operations

 Net
 Investment
 Income
 (Loss)(3)                  (0.06)           (0.08)        (0.14)        (0.15)         (0.15)        (0.12)

 Net
 Realized
 and
 Unrealized
 Gain
 (Loss)                       0.97           (0.92)          3.53          1.75           4.42        (3.15)
                          --------         --------      --------      --------       --------      --------

 Total From
 Investment
 Operations                   0.91           (1.00)          3.39          1.60           4.27        (3.27)
                          --------         --------      --------      --------       --------      --------

Distributions

 From Net
 Realized
 Gains                      (0.95)               --        (1.64)        (0.71)             --            --
                          --------         --------      --------      --------       --------      --------

Net Asset
Value, End
of Period                   $15.98           $16.02        $17.02        $15.27         $14.38        $10.11
                          ========         ========      ========      ========       ========      ========

TOTAL RETURN(4)              5.84%          (5.88)%        23.08%        10.99%         42.24%      (24.44)%

RATIOS/SUPPLEMENTAL DATA

Ratio of
Operating
Expenses to
Average Net
Assets                 1.40%(5)(6)      1.40%(5)(6)      1.40%(7)      1.40%(7)       1.40%(7)      1.40%(7)

Ratio of
Operating
Expenses to
Average Net
Assets
(Before
Expense
Waiver)                   1.55%(5)         1.55%(5)         1.86%         2.03%          2.21%         2.29%

Ratio of
Net
Investment
Income
(Loss) to
Average Net
Assets               (0.72)%(5)(6)    (0.90)%(5)(6)    (0.82)%(7)    (1.05)%(7)     (1.16)%(7)    (1.10)%(7)

Ratio of
Net
Investment
Income
(Loss) to
Average Net
Assets
(Before
Expense
Waiver)                 (0.87)%(5)       (1.05)%(5)       (1.28)%       (1.68)%        (1.97)%       (1.99)%

Portfolio
Turnover
Rate                           57%              42%           81%           86%            98%           49%

Net Assets,
End of
Period (in
thousands)                 $35,858          $41,798       $55,085       $33,791        $23,914       $14,623

(1) Six months ended April 30, 2007 (unaudited).

(2) April 1, 2006 through October 31, 2006. The fund's fiscal year was changed from March 31 to October 31, resulting in a seven-month annual reporting period.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two
decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with
SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) During the six months ended April 30, 2007 and the seven months ended October 31, 2006, the distributor voluntarily
waived a portion of its distribution and service fees.

(7) The investment advisor voluntarily agreed to waive fees and absorb certain operating expenses.

See Notes to Financial Statements.

------
38

Small Cap Growth

B Class

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)

                           2007(1)          2006(2)           2006          2005          2004          2003

PER-SHARE DATA
Net Asset
Value,
Beginning
of Period                    $15.32            $16.34        $14.81        $14.06         $9.95        $13.25
                           --------          --------      --------      --------      --------      --------

Income From Investment Operations

 Net
 Investment
 Income
 (Loss)(3)                   (0.10)            (0.14)        (0.24)        (0.24)        (0.23)        (0.19)

 Net
 Realized
 and
 Unrealized
 Gain (Loss)                   0.92            (0.88)          3.41          1.70          4.34        (3.11)
                           --------          --------      --------      --------      --------      --------

 Total From
 Investment
 Operations                    0.82            (1.02)          3.17          1.46          4.11        (3.30)
                           --------          --------      --------      --------      --------      --------

Distributions

 From Net
 Realized
 Gains                       (0.95)                --        (1.64)        (0.71)            --            --
                           --------          --------      --------      --------      --------      --------

Net Asset
Value, End
of Period                    $15.19            $15.32        $16.34        $14.81        $14.06         $9.95
                           ========          ========      ========      ========      ========      ========

TOTAL
RETURN(4)                     5.51%           (6.24)%        22.29%        10.23%        41.31%      (24.91)%

RATIOS/SUPPLEMENTAL DATA

Ratio of
Operating
Expenses to
Average Net Assets      2.05%(5)(6)       2.05%(5)(6)      2.05%(7)      2.05%(7)      2.05%(7)      2.05%(7)

Ratio of
Operating
Expenses to
Average Net
Assets (Before
Expense Waiver)            2.30%(5)          2.30%(5)         2.51%         2.68%         2.86%         2.94%

Ratio of Net
Investment Income
(Loss) to Average
Net Assets            (1.37)%(5)(6)     (1.55)%(5)(6)    (1.48)%(7)    (1.70)%(7)    (1.81)%(7)    (1.74)%(7)

Ratio of Net
Investment Income
(Loss) to Average
Net Assets
(Before Expense
Waiver)                  (1.62)%(5)        (1.80)%(5)       (1.94)%       (2.33)%       (2.62)%       (2.63)%

Portfolio
Turnover Rate                   57%               42%           81%           86%           98%           49%

Net Assets, End
of Period (in
thousands)                   $6,186            $6,884        $8,284        $6,986        $6,066        $3,674

(1) Six months ended April 30, 2007 (unaudited).

(2) April 1, 2006 through October 31, 2006. The fund's fiscal year was changed from March 31 to October 31, resulting in a seven-month annual reporting period.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two
decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with
SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) During the six months ended April 30, 2007 and the seven months ended October 31, 2006, the distributor voluntarily
waived a portion of its distribution and service fees.

(7) The investment advisor voluntarily agreed to waive fees and absorb certain operating expenses.

See Notes to Financial Statements.

------
39

Small Cap Growth

C Class

For a Share Outstanding Throughout the Periods Indicated

                                                                 2007(1)       2006(2)

PER-SHARE DATA

Net Asset Value, Beginning of Period                              $15.94        $16.86
                                                                --------      --------

Income From Investment Operations

 Net Investment Income (Loss)(3)                                  (0.13)        (0.16)

 Net Realized and Unrealized Gain (Loss)                            0.96        (0.76)
                                                                --------      --------

 Total From Investment Operations                                   0.83        (0.92)
                                                                --------      --------

Distributions

 From Net Realized Gains                                          (0.95)            --
                                                                --------      --------

Net Asset Value, End of Period                                    $15.82        $15.94
                                                                ========      ========

TOTAL RETURN(4)                                                    5.35%       (5.46)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets               2.30%(5)      2.30%(5)

Ratio of Net Investment Income (Loss)
to Average Net Assets                                         (1.62)%(5)    (1.80)%(5)

Portfolio Turnover Rate                                              57%           42%

Net Assets, End of Period (in thousands)                            $144          $118

(1) Six months ended April 30, 2007 (unaudited).

(2) April 3, 2006 (commencement of sale) through October 31,
2006.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two
decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with
SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

See Notes to Financial Statements.

--------
40

Small Cap Growth

R Class

For a Share Outstanding Throughout the Periods Indicated

                                                                 2007(1)       2006(2)

PER-SHARE DATA

Net Asset Value, Beginning of Period                              $15.98        $16.86
                                                                --------      --------

Income From Investment Operations

 Net Investment Income (Loss)(3)                                  (0.09)        (0.12)

 Net Realized and Unrealized Gain (Loss)                            0.97        (0.76)
                                                                --------      --------

 Total From Investment Operations                                   0.88        (0.88)
                                                                --------      --------

Distributions
                                                                --------      --------

 From Net Realized Gains                                          (0.95)            --
                                                                ========      ========

Net Asset Value, End of Period                                    $15.91        $15.98

TOTAL RETURN(4)                                                    5.66%       (5.22)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets               1.80%(5)      1.80%(5)

Ratio of Net Investment Income (Loss)
to Average Net Assets                                         (1.12)%(5)    (1.30)%(5)

Portfolio Turnover Rate                                              57%           42%

Net Assets, End of Period (in thousands)                             $33           $24

(1) Six months ended April 30, 2007 (unaudited).

(2) April 3, 2006 (commencement of sale) through October 31,
2006.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for
periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense
differences because of the impact of calculating the net asset values to two decimal places. If net asset values were
calculated to three decimal places, the total return
differences would more closely reflect the class expense
differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and
another.

(5) Annualized.

See Notes to Financial Statements.

------
41

SHARE CLASS INFORMATION

Six classes of shares are authorized for sale by the funds:
Investor Class, Institutional Class, A Class, B Class, C Class
and R Class. The total expense ratio of Institutional Class
shares is lower than that of Investor Class shares. The total expense ratios of A Class, B Class, C Class and R Class shares are higher than that of Investor Class shares. The funds are available for purchase only through financial intermediaries by investors who seek advice from them. The funds are closed to other investors, but those with open accounts may make
additional investments and reinvest dividends and capital gains distributions as long as such accounts remain open.

INVESTOR CLASS shares are available for purchase in two ways:
1) directly from American Century without any commissions or other fees; or 2) through certain financial intermediaries
(such as banks, broker-dealers, insurance companies and
investment advisors), which may require payment of a
transaction fee to the financial intermediary.

INSTITUTIONAL CLASS shares are available to large investors
such as endowments, foundations, and retirement plans, and to financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million ($3 million for endowments and foundations) in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the unified management fee of Institutional
Class shares is 0.20% less than the unified management fee of
Investor Class shares.

A CLASS shares are sold primarily through employer-sponsored retirement plans and through institutions such as investment advisors, banks, broker-dealers, and insurance companies. A
Class shares are sold at their offering price, which is net
asset value plus an initial sales charge that ranges from 5.75%
to 0.00% for equity funds, depending on the amount invested.
The initial sales charge is deducted from the purchase amount before it is invested. A Class shares may be subject to a
contingent deferred sales charge (CDSC). There is no CDSC on shares acquired through reinvestment of dividends or capital gains. The prospectus contains information regarding reductions and waivers of sales charges for A Class shares. The unified management fee for A Class shares is the same as for Investor
Class shares. A Class shares also are subject to a 0.25% annual
Rule 12b-1 distribution and service fee.

B CLASS shares are sold primarily through employer-sponsored retirement plans and through institutions such as investment advisors, banks, broker-dealers, and insurance companies. B
Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% after the sixth year. There is no CDSC on
shares acquired through reinvestment of dividends or capital gains. The unified management fee for B Class shares is the
same as for Investor Class shares. B Class shares also are
subject to a 1.00% annual Rule 12b-1 distribution and service fee. B Class shares automatically convert to A Class shares
(with lower expenses) eight years after their purchase date.

C CLASS shares are sold primarily through employer-sponsored retirement plans and through institutions such as investment advisors, banks, broker-dealers, and insurance companies. C
Class shares redeemed within 12 months of purchase are subject to a CDSC of 1.00%. There is no CDSC on shares acquired through reinvestment of dividends or capital gains. The unified
management fee for C Class shares is the same as for Investor
Class shares. C Class shares also are subject to a Rule 12b-1 distribution and service fee of 1.00%.

------
42

R CLASS shares are sold primarily through employer-sponsored retirement plans and through institutions such as investment advisors, banks, broker-dealers, and insurance companies. The unified management fee for R Class shares is the same as for
Investor Class shares. R Class shares are subject to a 0.50%
annual Rule 12b-1 distribution and service fee.

All classes of shares represent a pro rata interest in the
funds and generally have the same rights and preferences.

------
43

ADDITIONAL INFORMATION

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA or certain 403(b), 457 and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are
subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible
contributions. In such case, excess amounts of withholding
could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must
notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another
tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through
other electronic means. You have the right to revoke your
withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be
responsible for payment of estimated tax. You may incur
penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your
distribution, your address is within one of the mandatory
withholding states and you have federal income tax withheld.
State taxes will be withheld from your distribution in
accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the funds'
investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. A description of the policies and procedures the
advisor uses in fulfilling this responsibility is available
without charge, upon request, by calling 1-800-345-2021. It is also available on American Century's website at
americancentury.com and on the Securities and Exchange
Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio
securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The funds'
Forms N-Q are available on the SEC's website at sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public
Reference Room may be obtained by calling 1-800-SEC-0330. The funds also make their complete schedule of portfolio holdings for the most recent quarter of their fiscal year available on their website at americancentury.com and, upon request, by
calling 1-800-345-2021.

------
44

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for
purchase.

The RUSSELL 1000® INDEX is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest companies in the Russell 3000
Index (the 3,000 largest publicly traded U.S. companies, based on total market capitalization).

The RUSSELL 1000® GROWTH INDEX measures the performance of
those Russell 1000 Index companies (the 1,000 largest of the
3,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and
higher forecasted growth values.

The RUSSELL 1000® VALUE INDEX measures the performance of those
Russell 1000 Index companies (the 1,000 largest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower
forecasted growth values.

The RUSSELL 2000® INDEX is a market-capitalization weighted
index created by Frank Russell Company to measure the
performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL 2000® GROWTH INDEX measures the performance of
those Russell 2000 Index companies (the 2,000 smallest of the
3,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and
higher forecasted growth values.

The RUSSELL 2000® VALUE INDEX measures the performance of those
Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower
forecasted growth values.

The RUSSELL MIDCAP® INDEX measures the performance of the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL MIDCAP® GROWTH INDEX measures the performance of those Russell Midcap Index companies (the 800 smallest of the
1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and
higher forecasted growth values.

The RUSSELL MIDCAP® VALUE INDEX measures the performance of
those Russell Midcap Index companies (the 800 smallest of the
1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and
lower forecasted growth values.

The S&P 500 INDEX is a market value-weighted index of the
stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are
considered to be leading firms in dominant industries. Each
stock's weight in the index is proportionate to its market
value. Created by Standard & Poor's, it is considered to be a broad measure of U.S. stock market performance.

------
45

The S&P MIDCAP 400 INDEX, a capitalization-weighted index
consisting of 400 domestic stocks, measures the performance of the mid-size company segment of the U.S. market.

The S&P SMALLCAP 600 INDEX, a capitalization-weighted index
consisting of 600 domestic stocks, measures the small company segment of the U.S. market.

------
46

NOTES

------
47

NOTES

------
48

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTOR SERVICES REPRESENTATIVE:
1-800-345-2021 or 816-531-5575

INVESTORS USING ADVISORS:
1-800-378-9878

BUSINESS, NOT-FOR-PROFIT,
EMPLOYER-SPONSORED RETIREMENT PLANS:
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL PROFESSIONALS, INSURANCE COMPANIES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 or 816-444-3485

AMERICAN CENTURY MUTUAL FUNDS, INC.

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR
THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT
AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS
PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

American Century Investment Services, Inc., Distributor

©2007 American Century Proprietary Holdings, Inc. All rights reserved.

The American Century Investments logo, American Century and
American Century Investments are service marks of American
Century Proprietary Holdings, Inc.

0706
SH-SAN-54785N

[front cover]

AMERICAN CENTURY INVESTMENTS
Semiannual Report              April 30, 2007

NT Growth Fund
NT Vista(SM) Fund

[american century investments logo and text logo]

OUR MESSAGE TO YOU

We have the privilege of providing you with the semiannual
report for the American Century® NT Growth and NT Vista funds for the six months ended April 30, 2007. We've gathered this information to help you monitor your investment. Another
resource is our website, americancentury.com, where we post
company news, portfolio commentaries, investment views, and
other communications about portfolio strategy, personal
finance, government policy, and the markets.

Speaking of company news, American Century announced the
following leadership changes. Chief Investment Officer Mark
Mallon retired in the first quarter of 2007, after nearly a
decade at American Century. Effective January 1, 2007, former
International Equity CIO Enrique Chang became CIO with
responsibilities for the entire investment management
operation. Prior to joining American Century in 2006, Enrique worked at Munder Capital Management, serving the last four
years as president and CIO. Before that, he held a series of senior investment management positions at Vantage Global
Advisors, J. & W. Seligman and Co., and General Reinsurance
Corp.

In January 2007, President and Chief Executive Officer Bill
Lyons announced his retirement after nearly 20 years at
American Century. Chief Financial Officer Jonathan Thomas was
appointed president and CEO effective March 1, 2007. Since
2005, Jonathan has overseen American Century's financial area, with additional responsibilities in purchasing, facilities,
real estate, information technology, operations, and human
resources. Before joining American Century, Jonathan was a
managing director and global chief operating officer of Morgan
Stanley's investment division, and worked in senior leadership roles for Bank of America, Boston Financial Services, and
Fidelity Investments.

We wish to thank Mark and Bill for their many years of
distinguished service -- American Century is a stronger company as a result of their hard work. And we firmly believe their
roles in our firm have transitioned to two talented, committed, and experienced top executives.

[photo of James E. Stowers, Jr. and James E. Stowers III]

/s/James E. Stowers, Jr.
James E. Stowers, Jr.
FOUNDER AND CO-CHAIRMAN OF THE BOARD
AMERICAN CENTURY COMPANIES, INC.

/s/James E. Stowers III
James E. Stowers III
DIRECTOR
AMERICAN CENTURY COMPANIES, INC.

      Market Perspective. . . . . . . . . . . . . . . . . . . . . . . . . .  2
       U.S. Stock Index Returns . . . . . . . . . . . . . . . . . . . . . .  2

NT GROWTH

NT VISTA

FINANCIAL STATEMENTS

OTHER INFORMATION

      Additional Information. . . . . . . . . . . . . . . . . . . . . . . . 26
      Index Definitions . . . . . . . . . . . . . . . . . . . . . . . . . . 27

The opinions expressed in the Market Perspective and each of the Portfolio Commentaries reflect those of the portfolio
management team as of the date of the report, and do not
necessarily represent the opinions of American Century or any other person in the American Century organization. Any such
opinions are subject to change at any time based upon market or other conditions and American Century disclaims any
responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment
decisions made by American Century funds are based on numerous factors, may not be relied upon as an indication of trading
intent on behalf of any American Century fund. Security
examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities.
Performance information for comparative indices and securities is provided to American Century by third party vendors. To the best of American Century's knowledge, such information is
accurate at the time of printing.

MARKET PERSPECTIVE

[Photo of Chief Investment Officer]

By Enrique Chang, Chief Investment Officer, American Century
Investments

STOCKS RALLIED DESPITE SLOWING ECONOMY

The major U.S. stock indexes advanced during the six months
ended April 30, 2007. Stocks gained ground despite a continued
slowdown in the U.S. economy, resulting primarily from a
further slump in the housing market. U.S. gross domestic
product (GDP) grew at an annualized rate of 2.5% in the fourth quarter of 2006, and the initial estimate of first-quarter 2007
GDP growth was just 1.3%.

In this environment, the Federal Reserve (the Fed) continued to hold short-term interest rates steady after raising them 17
times between June 2004 and June 2006. The Fed's stable
interest rate policy, combined with better-than-expected
corporate earnings, contributed to the stock market's positive sentiment during the reporting period.

Robust merger activity also supported stocks. After a total of nearly $4 trillion in mergers and acquisitions worldwide in
2006--including $750 billion in takeovers by private equity
firms--the wheeling and dealing continued in early 2007 with the largest private-equity buyout on record.

Although stocks rose for five of the six months in the
reporting period, the market suffered a sharp decline in late
February amid a drop in the Chinese stock market and growing financial problems among "subprime" lenders. Corporate profit growth also weakened toward the end of the reporting period, ending a streak of double-digit quarterly earnings growth for the companies in the S&P 500 Index that began in 2002.

MID-CAP AND VALUE OUTPERFORMED

As the accompanying table shows, mid-cap stocks led the
market's advance, followed by large-cap issues, while small-cap shares lagged. Value and growth stocks were mixed--value
modestly outperformed in the large- and mid-cap segments of the market, while small-cap growth stocks outpaced small-cap value.

The best-performing sectors of the stock market during the
period included the utilities, materials, and energy sectors, which benefited from higher commodity prices. Consumer
discretionary and financial stocks posted the weakest returns.
Consumer discretionary stocks were impacted by the modest
economic outlook, while concerns about the contagion of
subprime lending woes weighed on the financial sector.

U.S. Stock Index Returns
For the six months ended April 30, 2007*

RUSSELL 1000 INDEX (LARGE-CAP)             9.10%
Russell 1000 Growth Index                  8.42%
Russell 1000 Value Index                   9.79%

RUSSELL MIDCAP INDEX                      12.24%
Russell Midcap Growth Index               11.77%
Russell Midcap Value Index                12.78%

RUSSELL 2000 INDEX (SMALL-CAP)             6.86%
Russell 2000 Growth Index                  7.42%
Russell 2000 Value Index                   6.36%

*Total returns for periods less than one year are not
annualized.

------
2

PERFORMANCE
NT Growth

Total Returns as of April 30, 2007
                                  6 months(1)    Since Inception     Inception Date

INSTITUTIONAL CLASS                  6.75%            12.83%            5/12/06

RUSSELL 1000 GROWTH INDEX(2)         8.42%            14.14%               --

(1) Total returns for periods less than one year are not
annualized.

(2) Data provided by Lipper Inc. -- A Reuters Company. © 2007
Reuters. All rights reserved. Any copying, republication or
redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior
written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

  The data contained herein has been obtained from company
reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be
incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

Growth of $10,000 Over Life of Class

$10,000 investment made May 12, 2006

*From 5/12/06, the Institutional Class's inception date. Not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and
principal value will fluctuate, and redemption value may be
more or less than original cost. To obtain performance data
current to the most recent month end, please call
1-800-345-2021 or visit americancentury.com.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a
shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for
comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce
returns, while the total returns of the index do not.

------
3

PORTFOLIO COMMENTARY
NT Growth

Portfolio Managers: Greg Woodhams and Prescott LeGard

PERFORMANCE SUMMARY

NT Growth returned 6.75%* during the six months ended April 30,
2007. By comparison, the fund's benchmark, the Russell 1000
Growth Index, returned 8.42%.

Looking at absolute returns, virtually every sector contributed positively to the portfolio's performance, with utilities and consumer discretionary shares only fractionally negative.
Relative to the benchmark, stock selection was least effective among consumer discretionary shares; consumer staples and
information technology were other notable detractors. In terms of positive contributors, holdings in the health care,
industrials, and materials sectors helped relative results
most.

CONSUMER DISCRETIONARY LAGGED

Stock selection among consumer discretionary shares was key to the portfolio's underperformance, particularly in the specialty retail and hotels, restaurants, and leisure industries. Top-10 detractors in this sector included Office Depot, Starbucks, and
Gap. In consumer staples, food products companies were notable detractors from relative performance, led by ConAgra Foods and
Campbell Soup. We believe these holdings have produced good
financial results, but the market has yet to reward those
positive fundamentals.

Stock selection also detracted in information technology,
driven by underperformance in the software industry.
Semiconductor shares also detracted, as these stocks were hurt in late 2006 by an inventory correction and disappointing sales of cell phones and other consumer electronics that use their chips. Nevertheless, the sector was home to MEMC Electronic
Materials, a leading contributor to performance. MEMC, which supplies silicon used in the production of computer chips and solar panels, benefited from surging demand for its products and signing several long-term sales contracts.

HEALTH CARE HELPED

In health care, stock selection was most effective among
pharmaceutical names. Some of the leading contributors to
performance in this sector were overweight positions in
Schering-Plough, Teva Pharmaceutical, and Novo Nordisk.
Schering-Plough, a top-10 holding and one of the largest
overweight positions in the portfolio, was far and away the
leading contributor to absolute and relative returns,
benefiting from market share gains by its leading cholesterol franchise, among other reasons. At the same time, an
underweight position in poor-performing Johnson & Johnson made a significant contribution to relative results. The company saw its drug-eluding stent business and EPO drug franchise come
under pressure, while one of its leading drug lines faces
looming generic competition.

Top Ten Holdings as of April 30, 2007
                                           % of net        % of net
                                         assets as of    assets as of
                                           4/30/07         10/31/06

Schering-Plough Corp.                        3.9%            2.5%
Cisco Systems Inc.                           3.2%            3.0%
Wal-Mart Stores, Inc.                        3.1%            2.2%
Apple Inc.                                   2.7%            1.0%
Emerson Electric Co.                         2.7%            2.5%
Boeing Co.                                   2.6%            1.7%
Wells Fargo & Co.                            2.3%            0.9%
Goldman Sachs Group, Inc. (The)              2.2%            1.6%
PepsiCo, Inc.                                2.0%            2.7%
American Tower Corp. Cl A                    1.9%            0.5%

*Total returns for periods less than one year are not
annualized.

------
4

NT Growth

Stock selection was also effective in industrials, where global farm equipment supplier AGCO was the number-two contributor to both absolute and relative results. The stock benefited from its exposure to growing emerging-market economies, as well as better demand from US farmers enjoying higher prices for
commodities such as corn and soybeans.

Finally, another top contributor to performance was materials holding Allegheny Technologies. We liked this specialty metals firm because it appeared to be well positioned to meet
increasing demand for high-performance, lightweight metals used in manufacturing.

STARTING POINT FOR NEXT REPORTING PERIOD

Our investment process focuses on remaining fully invested in large companies that are exhibiting sustainable improvement in their businesses. We believe that active investing in such
companies will generate outperformance over time compared with the Russell 1000 Growth Index.

Our sector and industry selection are primarily a result of
identifying what we believe are superior individual securities.
As of April 30, 2007, the top sector overweight positions
relative to the Russell 1000 Growth (excluding sectors
representing a tiny fraction of the index) were in financials, industrials, and health care, while the largest underweight
positions were in the consumer staples and information
technology sectors.

Top Five Industries as of April 30, 2007
                                            % of net         % of net
                                          assets as of     assets as of
                                             4/30/07         10/31/06

Pharmaceuticals                               8.6%             7.3%
Computers & Peripherals                       6.7%             3.8%
Electrical Equipment                          5.6%             4.9%
Communications Equipment                      5.6%             4.9%
Health Care Equipment & Supplies              5.5%             4.1%

Types of Investments in Portfolio
                                           % of net         % of net
                                         assets as of     assets as of
                                            4/30/07         10/31/06

Domestic Common Stocks                       93.1%            90.2%
Foreign Common Stocks(1)                     6.0%             9.2%
TOTAL COMMON STOCKS                          99.1%            99.4%
Temporary Cash Investments                   0.7%             1.4%
Other Assets and Liabilities(2)              0.2%            (0.8)%

(1) Includes depositary shares, dual listed securities and
foreign ordinary shares.

(2) Includes securities lending collateral and other assets and liabilities.

------
5

SCHEDULE OF INVESTMENTS
NT Growth

APRIL 30, 2007 (UNAUDITED)

Shares                                                                               Value

Common Stocks -- 99.1%

AEROSPACE & DEFENSE -- 4.4%
            19,475  Boeing Co.                                                 $ 1,811,175
            19,400  United Technologies Corp.                                    1,302,322
                                                                               -----------
                                                                                 3,113,497
                                                                               -----------
AIRLINES -- 0.9%
            16,300  Continental Airlines Inc. Cl B(1)(2)                           595,928
                                                                               -----------
AUTO COMPONENTS -- 0.2%
             1,400  BorgWarner Inc.                                                109,074
                                                                               -----------
BEVERAGES -- 2.9%
            13,300  Anheuser-Busch Companies, Inc.                                 654,227
            21,500  PepsiCo, Inc.                                                1,420,935
                                                                               -----------
                                                                                 2,075,162
                                                                               -----------
BIOTECHNOLOGY -- 0.8%
             7,200  Cephalon, Inc.(1)(2)                                           573,192
                                                                               -----------
CAPITAL MARKETS -- 3.0%
             7,200  Goldman Sachs Group, Inc. (The)                              1,573,992
            28,900  Schwab (Charles) Corp.                                         552,568
                                                                               -----------
                                                                                 2,126,560
                                                                               -----------
CHEMICALS -- 0.3%
             4,000  Monsanto Co.                                                   235,960
                                                                               -----------
COMMERCIAL BANKS -- 2.3%
            44,400  Wells Fargo & Co.                                            1,593,516
                                                                               -----------
COMMERCIAL SERVICES & SUPPLIES -- 0.6%
            11,300  Waste Management, Inc.                                         422,733
                                                                               -----------
COMMUNICATIONS EQUIPMENT -- 5.6%
            84,300  Cisco Systems Inc.(1)                                        2,254,182
            16,100  Corning Inc.(1)                                                381,892
            26,100  Juniper Networks, Inc.(1)                                      583,596
            16,000  QUALCOMM Inc.                                                  700,800
                                                                               -----------
                                                                                 3,920,470
                                                                               -----------
COMPUTERS & PERIPHERALS -- 6.7%
            19,200  Apple Inc.(1)                                                1,916,160
            29,000  Dell Inc.(1)                                                   731,090
            30,100  Hewlett-Packard Co.                                          1,268,414
            22,400  Network Appliance, Inc.(1)                                     833,504
                                                                               -----------
                                                                                 4,749,168
                                                                               -----------
DIVERSIFIED -- 0.5%
             6,100  iShares Russell 1000 Growth Index Fund(2)                      355,020
                                                                               -----------
DIVERSIFIED FINANCIAL SERVICES -- 1.8%
            24,000  JPMorgan Chase & Co.                                         1,250,400
                                                                               -----------

Shares                                                                               Value

ELECTRICAL EQUIPMENT -- 5.6%
            26,000  Cooper Industries, Ltd. Cl A                               $ 1,293,760
            40,700  Emerson Electric Co.                                         1,912,493
            13,200  Roper Industries Inc.(2)                                       739,992
                                                                               -----------
                                                                                 3,946,245
                                                                               -----------
ENERGY EQUIPMENT & SERVICES -- 1.3%
             7,900  Cameron International Corp.(1)                                 510,103
             5,800  Schlumberger Ltd.                                              428,214
                                                                               -----------
                                                                                   938,317
                                                                               -----------
FOOD & STAPLES RETAILING -- 3.1%
            46,100  Wal-Mart Stores, Inc.                                        2,209,112
                                                                               -----------
FOOD PRODUCTS -- 2.4%
            24,532  Campbell Soup Co.                                              959,201
            29,200  ConAgra Foods, Inc.                                            717,736
                                                                               -----------
                                                                                 1,676,937
                                                                               -----------
HEALTH CARE EQUIPMENT & SUPPLIES -- 5.5%
             6,800  Baxter International Inc.                                      385,084
            12,700  Becton Dickinson & Co.                                         999,363
             6,400  Cytyc Corp.(1)                                                 225,472
            14,400  DENTSPLY International Inc.                                    481,104
             4,200  DJO Inc.(1)(2)                                                 164,052
             1,600  Idexx Laboratories, Inc.(1)                                    144,272
             3,600  Intuitive Surgical Inc.(1)(2)                                  466,776
            13,300  Medtronic, Inc.                                                703,969
             8,700  Mentor Corp.(2)                                                338,517
                                                                               -----------
                                                                                 3,908,609
                                                                               -----------
HEALTH CARE PROVIDERS & SERVICES -- 2.3%
             8,200  Laboratory Corp. of America Holdings(1)                        647,308
            15,100  UnitedHealth Group Incorporated                                801,206
             4,400  VCA Antech Inc.(1)                                             173,492
                                                                               -----------
                                                                                 1,622,006
                                                                               -----------
HOTELS, RESTAURANTS & LEISURE -- 0.9%
             1,642  Chipotle Mexican Grill Inc. Cl B(1)                             98,389
            15,900  Hilton Hotels Corporation                                      540,600
                                                                               -----------
                                                                                   638,989
                                                                               -----------
HOUSEHOLD DURABLES -- 2.6%
             9,500  Mohawk Industries Inc.(1)                                      856,520
            32,100  Newell Rubbermaid Inc.                                         984,507
                                                                               -----------
                                                                                 1,841,027
                                                                               -----------
HOUSEHOLD PRODUCTS -- 1.7%
            19,100  Procter & Gamble Co. (The)                                   1,228,321
                                                                               -----------
INDUSTRIAL CONGLOMERATES -- 1.8%
            34,900  General Electric Co.                                         1,286,414
                                                                               -----------

------
6

NT Growth

Shares                                                                               Value

INSURANCE -- 2.6%
             7,600  Ambac Financial Group, Inc.                                  $ 697,680
            21,200  Travelers Companies, Inc. (The)                              1,146,920
                                                                               -----------
                                                                                 1,844,600
                                                                               -----------
INTERNET SOFTWARE & SERVICES -- 3.3%
            31,400  eBay Inc.(1)                                                 1,065,716
             2,700  Google Inc. Cl A(1)                                          1,272,726
                                                                               -----------
                                                                                 2,338,442
                                                                               -----------
IT SERVICES -- 0.8%
            14,200  Accenture Ltd. Cl A                                            555,220
                                                                               -----------
LIFE SCIENCES TOOLS & SERVICES -- 1.7%
            23,500  Thermo Fisher Scientific Inc.(1)                             1,223,410
                                                                               -----------
MACHINERY -- 2.5%
            27,600  AGCO Corp.(1)                                                1,151,748
             3,500  Eaton Corp.                                                    312,235
             5,257  Valmont Industries, Inc.(2)                                    330,560
                                                                               -----------
                                                                                 1,794,543
                                                                               -----------
MEDIA -- 1.6%
             6,000  Lamar Advertising Co. Cl A                                     362,040
            18,300  Viacom Inc. Cl B(1)                                            754,875
                                                                               -----------
                                                                                 1,116,915
                                                                               -----------
METALS & MINING -- 1.1%
             6,800  Allegheny Technologies Inc.                                    745,144
                                                                               -----------
MULTILINE RETAIL -- 1.2%
            13,800  Target Corp.                                                   819,306
                                                                               -----------
OIL, GAS & CONSUMABLE FUELS -- 3.2%
            11,400  Apache Corp.                                                   826,500
             5,900  Devon Energy Corporation                                       429,933
            17,800  XTO Energy Inc.                                                966,006
                                                                               -----------
                                                                                 2,222,439
                                                                               -----------
PERSONAL PRODUCTS -- 0.3%
             5,568  Bare Escentuals Inc.(1)(2)                                     225,114
                                                                               -----------
PHARMACEUTICALS -- 8.6%
            11,500  Abbott Laboratories                                            651,130
             5,800  Allergan, Inc.                                                 702,960
             6,500  Roche Holding AG ORD                                         1,228,304
            87,753  Schering-Plough Corp.                                        2,784,403
            18,200  Teva Pharmaceutical Industries Ltd. ADR                        697,242
                                                                               -----------
                                                                                 6,064,039
                                                                               -----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 5.1%
            30,600  Broadcom Corp. Cl A(1)                                         996,030
             3,200  MEMC Electronic Materials Inc.(1)                              175,616

Shares                                                                               Value

            62,800  ON Semiconductor Corp.(1)(2)                                 $ 672,588
            35,900  STMicroelectronics N.V. New York Shares                        698,614
            61,800  Teradyne, Inc.(1)                                            1,078,410
                                                                               -----------
                                                                                 3,621,258
                                                                               -----------
SOFTWARE -- 3.0%
            16,800  Business Objects SA ADR(1)(2)                                  630,168
            15,700  Microsoft Corporation                                          470,058
            19,000  Oracle Corp.(1)                                                357,200
            19,400  THQ Inc.(1)                                                    647,378
                                                                               -----------
                                                                                 2,104,804
                                                                               -----------
SPECIALTY RETAIL -- 4.7%
             6,900  DSW Inc. Cl A(1)(2)                                            267,444
            14,100  Gap, Inc. (The)                                                253,095
            22,800  Home Depot, Inc. (The)                                         863,436
            41,800  Lowe's Companies, Inc.                                       1,277,408
            22,500  TJX Companies, Inc. (The)                                      627,525
                                                                               -----------
                                                                                 3,288,908
                                                                               -----------
WIRELESS TELECOMMUNICATION SERVICES -- 2.2%
            36,000  American Tower Corp. Cl A(1)                                 1,368,000
             6,382  MetroPCS Communications, Inc.(1)                               179,015
                                                                               -----------
                                                                                 1,547,015
                                                                               -----------
TOTAL COMMON STOCKS
(Cost $62,791,473)                                                              69,927,814
                                                                               -----------

Temporary Cash Investments -- 0.7%

Repurchase Agreement, Bank of America Securities, LLC, (collateralized by various U.S. Treasury obligations, 4.50%-4.625%, 3/31/09-11/15/16, valued at $512,184), in a joint trading account at 5.09%, dated 4/30/07, due
5/1/07 (Delivery value $500,071)
(Cost $500,000)                                                                    500,000
                                                                               -----------

Temporary Cash Investments -- Securities Lending Collateral(3) -- 5.3%

Repurchase Agreement, Barclays Bank plc, (collateralized by various U.S.
Government Agency obligations in a pooled account at the lending agent),
5.29%, dated 4/30/07, due 5/1/07 (Delivery value $3,760,983)
(Cost $3,760,430)                                                                3,760,430
                                                                               -----------
TOTAL INVESTMENT SECURITIES -- 105.1%
(Cost $67,051,903)                                                              74,188,244
                                                                               -----------
OTHER ASSETS AND LIABILITIES -- (5.1)%                                         (3,592,624)
                                                                               -----------
TOTAL NET ASSETS -- 100.0%                                                     $70,595,620
                                                                               ===========

------
7

NT Growth

Forward Foreign Currency Exchange Contracts
    Contracts to Sell        Settlement Date      Value       Unrealized Gain (Loss)

924,264      CHF for USD         5/31/07         $767,418            $(1,094)
                                                 ========            ========
(Value on Settlement Date $766,324)

Notes to Schedule of Investments

ADR = American Depositary Receipt

CHF = Swiss Franc

ORD = Foreign Ordinary Share

USD = United States Dollar

(1) Non-income producing.

(2) Security, or a portion thereof, was on loan as of April 30,
2007.

(3) Investments represent purchases made by the lending agent with cash collateral received through securities lending
transactions.

See Notes to Financial Statements.

------
8

PERFORMANCE
NT Vista

Total Returns as of April 30, 2007
                                        6 months(1)    Since Inception    Inception Date

INSTITUTIONAL CLASS                       17.67%            5.90%             5/12/06

RUSSELL MIDCAP GROWTH INDEX(2)            11.77%           12.66%               --

(1) Total returns for periods less than one year are not
annualized.

(2) Data provided by Lipper Inc. -- A Reuters Company. © 2007
Reuters. All rights reserved. Any copying, republication or
redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior
written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

  The data contained herein has been obtained from company
reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be
incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

Growth of $10,000 Over Life of Class

$10,000 investment made May 12, 2006

*From 5/12/06, the Institutional Class's inception date. Not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and
principal value will fluctuate, and redemption value may be
more or less than original cost. To obtain performance data
current to the most recent month end, please call
1-800-345-2021 or visit americancentury.com. International
investing involves special risks, such as political instability and currency fluctuations.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a
shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for
comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce
returns, while the total returns of the index do not.

------
9

PORTFOLIO COMMENTARY
NT Vista

Portfolio Managers: Glenn Fogle, David Hollond, and Brad Eixmann

In February 2007, senior investment analyst Brad Eixmann was promoted to co- portfolio manager for NT Vista. He joined
American Century in 2002 and has served exclusively on the team that manages NT Vista since that time.

PERFORMANCE SUMMARY

NT Vista gained 17.67%* for the six months ended April 30,
2007. Its benchmark, the Russell Midcap Growth Index, returned
11.77% over that time frame. NT Vista's gain ranked among the highest in American Century's family of funds for the period.

As discussed in the Market Perspective on page 2, a pause in
Federal Reserve (Fed) interest rate moves, strong merger
activity, and better-than-expected corporate earnings growth contributed to solid U.S. stock index gains for the six-month period, despite a slowdown in the housing market and growing problems among "subprime" lenders. In this environment, mid-cap stocks outpaced their small-and large-cap counterparts.

Effective stock selection and overweight positions in the
industrials and telecommunications services (telecom) sectors, and an underweight in financials contributed to NT Vista's
strong performance relative to the Russell Midcap Growth Index.
During the reporting period, the portfolio derived a meaningful portion of its returns from investments in international
holdings.

GOOD CALL IN WIRELESS COMMUNICATIONS

Telecom was the portfolio's biggest sector overweight position, and it generated significant absolute and relative gains for the fund. Within telecom, we focused on the wireless
telecommunications industry, with overweights in NII Holdings,
Inc. (NII), the fund's biggest holding; Leap Wireless
International (Leap); and SBA Communications Corp. (SBA).
Combined, the three companies accounted for 12% of the
portfolio's average weight for the six-month period, and they each contributed significantly to absolute and relative fund performance.

NII provides cellular service in burgeoning Latin American
markets, Leap provides service in the U.S., and SBA operates in the U.S., Puerto Rico, and U.S. Virgin Islands. All three
companies have continued to experience strong demand for their services. They reflect NT Vista's focus on companies with
accelerating financial growth and share price momentum.

Top Ten Holdings as of April 30, 2007
                                             % of net         % of net
                                           assets as of     assets as of
                                              4/30/07         10/31/06

NII Holdings, Inc. Cl B                        5.7%             6.0%
Precision Castparts Corp.                      5.1%             2.7%
BE Aerospace, Inc.                             4.0%             2.7%
Thermo Fisher Scientific Inc.(1)               3.9%             4.0%
Leap Wireless International, Inc.              3.6%             2.9%
Nintendo Co., Ltd. ORD                         2.9%             2.2%
Foster Wheeler Ltd.                            2.9%             1.5%
SBA Communications Corp. Cl A                  2.8%             2.8%
Express Scripts, Inc.                          2.5%              --
Las Vegas Sands Corp.                          2.4%             2.6%

(1) Thermo Electron Corp. acquired Fisher Scientific
International Inc. on 11/9/06 and changed its name to Thermo
Fisher Scientific Inc.

*Total returns for periods less than one year are not
annualized.

------
10

NT Vista

AEROSPACE AND DEFENSE LED TOP PERFORMERS

The portfolio's biggest sector contribution came from the
industrials sector, where we benefited from an overweight
position in the aerospace and defense industry and stock
selection within the industry group. The share prices of
Precision Castparts and BE Aerospace soared more than 53% and
44%, respectively, for the six-month period. Both companies
benefited from a replacement cycle in the airline industry, a trend that we believe will continue into 2010-2011. Together,
Precision Castparts and BE Aerospace represented 9% of the
portfolio's average weight, and they represented the two
biggest individual contributors to portfolio performance.

Within the industrial sector, we also benefited from an
overweight stake in construction and engineering company Foster
Wheeler. The builder of power plants and refineries continued
to be a significant contributor to fund performance as its
share price surged 52%.

UNDERWEIGHT IN FINANCIALS HELPED AVOID PAIN

An underweight position in the financials sector contributed to performance relative to the benchmark, helping the portfolio to avoid the pain associated with the subprime mortgage industry's woes. Within the sector, the portfolio had no holdings in
either the consumer finance or thrifts and mortgage finance
industries, which both slumped during the period.

A stake in video game-maker Nintendo boosted portfolio returns, as consumer demand for the innovative Wii interactive game
system helped to drive up the company's share price more than
57% during the six-month period.

STARTING POINT FOR NEXT REPORTING PERIOD

Our investment process focuses on medium-sized and smaller
companies with accelerating earnings growth rates and share
price momentum. We believe that active investing in such
companies will generate outperformance over time compared with the Russell Midcap Growth Index.

We are encouraged by the market's behavior since the Fed
stopped raising interest rates. An environment of steady rates and strong corporate earnings growth complements our process of identifying companies with accelerating growth and price
momentum. Our process has successfully guided us to companies in the aerospace and wireless telecommunications areas in
particular, which benefit from what we believe to be long-term trends.

Top Five Industries as of April 30, 2007
                                                % of net        % of net
                                              assets as of    assets as of
                                                4/30/07         10/31/06

Wireless Telecommunication Services              16.2%           19.3%
Aerospace & Defense                               9.0%            5.4%
Machinery                                         4.6%            1.2%
Construction & Engineering                        4.6%            2.2%
Life Sciences Tools & Services                    4.6%            6.7%

Types of Investments in Portfolio
                                                % of net         % of net
                                              assets as of     assets as of
                                                4/30/07          10/31/06

Domestic Common Stocks                           82.7%             82.1%
Foreign Common Stocks*                           12.7%             13.5%
TOTAL COMMON STOCKS                              95.4%             95.6%
Temporary Cash Investments                        3.2%             4.3%
Other Assets and Liabilities                      1.4%             0.1%

*Includes depositary shares, dual listed securities and foreign ordinary shares.

------
11

SCHEDULE OF INVESTMENTS
NT Vista

APRIL 30, 2007 (UNAUDITED)

Shares                                                                               Value

Common Stocks -- 95.4%

AEROSPACE & DEFENSE -- 9.0%
           37,921  BE Aerospace, Inc.(1)                                       $ 1,389,805
           16,891  Precision Castparts Corp.                                     1,758,522
                                                                               -----------
                                                                                 3,148,327
                                                                               -----------
AUTO COMPONENTS -- 1.3%
           13,000  Goodyear Tire & Rubber Co. (The)(1)                             432,380
                                                                               -----------
BIOTECHNOLOGY -- 0.5%
            2,800  Celgene Corp.(1)                                                171,248
                                                                               -----------
CAPITAL MARKETS -- 2.7%
            8,600  Ameriprise Financial Inc.                                       511,442
            7,100  SEI Investments Co.                                             433,313
                                                                               -----------
                                                                                   944,755
                                                                               -----------
CHEMICALS -- 2.9%
            2,100  Agrium Inc.                                                      81,333
           11,670  Monsanto Co.                                                    688,413
           13,200  Terra Industries Inc.(1)                                        232,848
                                                                               -----------
                                                                                 1,002,594
                                                                               -----------
COMMERCIAL SERVICES & SUPPLIES -- 1.4%
            4,450  Corrections Corp. of America(1)                                 252,760
            6,500  TeleTech Holdings Inc.(1)                                       245,245
                                                                               -----------
                                                                                   498,005
                                                                               -----------
COMMUNICATIONS EQUIPMENT -- 0.2%
            2,600  Riverbed Technology, Inc.(1)                                     82,966
                                                                               -----------
COMPUTERS & PERIPHERALS -- 2.0%
            6,900  Apple Inc.(1)                                                   688,620
                                                                               -----------
CONSTRUCTION & ENGINEERING -- 4.6%
           14,620  Foster Wheeler Ltd.(1)                                        1,006,295
           21,745  Quanta Services, Inc.(1)                                        597,770
                                                                               -----------
                                                                                 1,604,065
                                                                               -----------
CONTAINERS & PACKAGING -- 0.5%
            5,900  Owens-Illinois Inc.(1)                                          177,531
                                                                               -----------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.5%
            7,200  Cogent Communications Group, Inc.(1)                            183,312
                                                                               -----------
ELECTRIC UTILITIES -- 0.6%
            3,600  Allegheny Energy, Inc.(1)                                       192,456
                                                                               -----------
ELECTRICAL EQUIPMENT -- 1.0%
            3,000  General Cable Corp.(1)                                          172,320
            2,800  Vestas Wind Systems AS ORD(1)                                   184,165
                                                                               -----------
                                                                                   356,485
                                                                               -----------

Shares                                                                               Value

ELECTRONIC EQUIPMENT & INSTRUMENTS -- 0.5%
            3,000  Sunpower Corp. Cl A(1)                                        $ 182,040
                                                                               -----------
ENERGY EQUIPMENT & SERVICES -- 3.9%
            8,200  Acergy SA ORD(1)                                                179,268
           18,500  Aker Kvaerner ASA ORD                                           441,001
            2,800  Cameron International Corp.(1)                                  180,796
            3,006  Core Laboratories N.V.(1)                                       273,306
            3,393  Helmerich & Payne, Inc.                                         109,560
            6,434  TETRA Technologies, Inc.(1)                                     170,437
                                                                               -----------
                                                                                 1,354,368
                                                                               -----------
FOOD & STAPLES RETAILING -- 1.0%
            4,600  Safeway Inc.                                                    166,980
            4,200  SUPERVALU INC.                                                  192,780
                                                                               -----------
                                                                                   359,760
                                                                               -----------
HEALTH CARE EQUIPMENT & SUPPLIES -- 2.7%
            2,700  Hologic, Inc.(1)                                                155,385
            8,600  Zimmer Holdings Inc.(1)                                         778,128
                                                                               -----------
                                                                                   933,513
                                                                               -----------
HEALTH CARE PROVIDERS & SERVICES -- 4.6%
            9,000  Express Scripts, Inc.(1)                                        859,950
            9,300  Medco Health Solutions Inc.(1)                                  725,586
                                                                               -----------
                                                                                 1,585,536
                                                                               -----------
HOTELS, RESTAURANTS & LEISURE -- 3.3%
            9,712  Las Vegas Sands Corp.(1)                                        827,365
            8,080  WMS Industries Inc.(1)                                          322,069
                                                                               -----------
                                                                                 1,149,434
                                                                               -----------
HOUSEHOLD DURABLES -- 0.5%
            6,200  Tempur-Pedic International Inc.                                 161,014
                                                                               -----------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS -- 0.5%
            1,900  Constellation Energy Group Inc.                                 169,328
                                                                               -----------
INDUSTRIAL CONGLOMERATES -- 1.2%
            7,896  McDermott International, Inc.(1)                                423,699
                                                                               -----------
INTERNET SOFTWARE & SERVICES -- 3.2%
            6,358  Akamai Technologies, Inc.(1)                                    280,261
            5,900  Digital River Inc.(1)                                           345,327
            3,800  Equinix Inc.(1)                                                 317,186
            3,500  SAVVIS Inc.(1)                                                  180,495
                                                                               -----------
                                                                                 1,123,269
                                                                               -----------

------
12

NT Vista

Shares                                                                               Value

IT SERVICES -- 1.4%
            3,400  Cognizant Technology Solutions Corporation Cl A(1)            $ 303,960
            7,300  Gartner, Inc.(1)                                                184,179
                                                                               -----------
                                                                                   488,139
                                                                               -----------
LIFE SCIENCES TOOLS & SERVICES -- 4.6%
           26,100  Thermo Fisher Scientific Inc.(1)                              1,358,766
            4,100  Waters Corp.(1)                                                 243,663
                                                                               -----------
                                                                                 1,602,429
                                                                               -----------
MACHINERY -- 4.6%
           16,800  AGCO Corp.(1)                                                   701,064
            5,800  Alfa Laval AB ORD                                               357,800
            7,200  Force Protection Inc.(1)                                        156,240
            2,800  Manitowoc Co., Inc. (The)                                       191,044
            2,600  Terex Corp.(1)                                                  202,410
                                                                               -----------
                                                                                 1,608,558
                                                                               -----------
MEDIA -- 2.5%
           27,000  Interpublic Group of Companies, Inc.(1)                         342,360
           14,700  Liberty Global, Inc. Series A(1)                                527,583
                                                                               -----------
                                                                                   869,943
                                                                               -----------
METALS & MINING -- 1.0%
            3,100  Allegheny Technologies Inc.                                     339,698
                                                                               -----------
MULTILINE RETAIL -- 0.7%
            7,700  Big Lots, Inc.(1)                                               247,940
                                                                               -----------
PHARMACEUTICALS -- 2.1%
           31,600  Shire plc ORD                                                   739,181
                                                                               -----------
REAL ESTATE INVESTMENT TRUSTS -- 0.7%
            6,200  Digital Realty Trust Inc.                                       250,790
                                                                               -----------
REAL ESTATE MANAGEMENT & DEVELOPMENT -- 0.7%
            2,292  Jones Lang LaSalle Inc.                                         246,367
                                                                               -----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 2.0%
            2,900  Intersil Corp. Cl A                                              86,391
            2,300  Linear Technology Corp.                                          86,066
            8,124  MEMC Electronic Materials Inc.(1)                               445,845
            2,700  NVIDIA Corp.(1)                                                  88,803
                                                                               -----------
                                                                                   707,105
                                                                               -----------
SOFTWARE -- 4.3%
           12,700  Activision, Inc.(1)                                             254,000
            3,300  Nintendo Co., Ltd. ORD                                        1,026,151
            6,900  THQ Inc.(1)                                                     230,253
                                                                               -----------
                                                                                 1,510,404
                                                                               -----------

Shares                                                                               Value

SPECIALTY RETAIL -- 4.3%
           24,300  Blockbuster Inc. Cl A(1)                                      $ 150,660
           20,300  GameStop Corp. Cl A(1)                                          673,351
            7,900  Guess?, Inc.                                                    311,260
            3,700  Tiffany & Co.                                                   176,453
            6,600  Urban Outfitters Inc.(1)                                        170,016
                                                                               -----------
                                                                                 1,481,740
                                                                               -----------
TEXTILES, APPAREL & LUXURY GOODS -- 1.7%
            4,800  Coach Inc.(1)                                                   234,384
            3,300  Crocs, Inc.(1)                                                  184,404
            2,900  Phillips-Van Heusen Corp.                                       162,110
                                                                               -----------
                                                                                   580,898
                                                                               -----------
WIRELESS TELECOMMUNICATION SERVICES -- 16.2%
            9,968  America Movil, SAB de CV ADR                                    523,619
            4,469  American Tower Corp. Cl A(1)                                    169,822
            2,781  Clearwire Corp. Cl A(1)                                          49,863
           16,296  Leap Wireless International, Inc.(1)                          1,243,874
            3,169  MetroPCS Communications, Inc.(1)                                 88,890
            7,700  Millicom International Cellular SA(1)                           625,625
           25,667  NII Holdings, Inc. Cl B(1)                                    1,969,943
           33,002  SBA Communications Corp. Cl A(1)                                970,919
                                                                               -----------
                                                                                 5,642,555
                                                                               -----------
TOTAL COMMON STOCKS
(Cost $27,187,444)                                                              33,240,452
                                                                               -----------

Temporary Cash Investments -- 3.2%

Repurchase Agreement, Bank of America Securities, LLC, (collateralized by various U.S. Treasury obligations, 4.50%-4.625%, 3/31/09-11/15/16, valued at $1,126,805), in a joint trading account at 5.09%, dated 4/30/07, due
5/1/07 (Delivery value $1,100,156)
(Cost $1,100,000)                                                                1,100,000
                                                                               -----------
TOTAL INVESTMENT SECURITIES -- 98.6%
(Cost $28,287,444)                                                              34,340,452
                                                                               -----------
OTHER ASSETS AND LIABILITIES -- 1.4%                                               478,775
                                                                               -----------
TOTAL NET ASSETS -- 100.0%                                                     $34,819,227
                                                                               ===========

------
13

NT Vista

Forward Foreign Currency Exchange Contracts
      Contracts to Sell         Settlement Date       Value       Unrealized Gain (Loss)

1,925,600        CHF for USD        5/31/07         $ 288,106            $(1,656)
814,240          DKK for USD        5/31/07          149,347               (609)
293,500          GBP for USD        5/31/07          586,713              (1,961)
60,637,500       JPY for USD        5/31/07          509,334               3,673
2,993,920        NOK for USD        5/31/07          503,966              (3,394)
                                                    ----------          ----------
                                                    $2,037,466           $(3,947)
                                                    ==========          ==========
(Value on Settlement Date $2,033,519)

Notes to Schedule of Investments

ADR = American Depositary Receipt

CHF = Swiss Franc

DKK = Danish Krone

GBP = British Pound

JPY = Japanese Yen

NOK = Norwegian Krona

ORD = Foreign Ordinary Share

USD = United States Dollar

(1) Non-income producing.

The aggregate value of the fair valued security as of April 30,
2007, was $1,026,151, which represented 2.9% of total net
assets.

See Notes to Financial Statements.

------
14

SHAREHOLDER FEE EXAMPLES (UNAUDITED)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including
management fees; distribution and service (12b-1) fees; and
other fund expenses. This example is intended to help you
understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of
investing in other mutual funds.

The example is based on an investment of $1,000 made at the
beginning of the period and held for the entire period from
November 1, 2006 to April 30, 2007.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses
Paid During Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century fund, or Institutional Class shares of the American Century
Diversified Bond Fund, in an American Century account (i.e., not a financial intermediary or retirement plan account),
American Century may charge you a $12.50 semiannual account
maintenance fee if the value of those shares is less than
$10,000. We will redeem shares automatically in one of your
accounts to pay the $12.50 fee. In determining your total
eligible investment amount, we will include your investments in all PERSONAL ACCOUNTS (including American Century Brokerage
accounts) registered under your Social Security number.
PERSONAL ACCOUNTS include individual accounts, joint accounts,
UGMA/UTMA accounts, personal trusts, Coverdell Education
Savings Accounts and IRAs (including traditional, Roth,
Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other
retirement accounts. If you have only business, business
retirement, employer-sponsored or American Century Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your
accounts exclusively online. If you are subject to the Account
Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any
transactional costs, such as sales charges (loads) or
redemption/exchange fees. Therefore, the table is useful in
comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In
addition, if these transactional costs were included, your
costs would have been higher.

------
15

                      Beginning         Ending          Expenses Paid
                    Account Value    Account Value     During Period*        Annualized
                       11/1/06          4/30/07       11/1/06 - 4/30/07    Expense Ratio*

NT Growth -- Institutional Class
Actual                 $1,000          $1,067.50            $4.10              0.80%
Hypothetical           $1,000          $1,020.83            $4.01              0.80%

NT Vista -- Institutional Class
Actual                 $1,000          $1,176.70            $4.32              0.80%
Hypothetical           $1,000          $1,020.83            $4.01              0.80%

*Expenses are equal to the class's annualized expense ratio
listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

------
16

STATEMENT OF ASSETS AND LIABILITIES

APRIL 30, 2007 (UNAUDITED)
                                                                  NT Growth       NT Vista

ASSETS

Investment securities, at value (cost of $63,291,473 and
$28,287,444, respectively) -- including $3,632,915 and $-
of securities on loan, respectively                             $70,427,814    $34,340,452

Investments made with cash collateral received for
securities on loan, at value (cost of $3,760,430 and $-,
respectively)                                                     3,760,430             --
                                                                -----------    -----------

Total investment securities, at value (cost of $67,051,903
and $28,287,444, respectively)                                   74,188,244     34,340,452

Cash                                                                223,467        287,417

Receivable for investments sold                                     988,470      1,001,143

Receivable for forward foreign currency exchange contracts               --          3,673

Dividends and interest receivable                                    26,829         15,625
                                                                -----------    -----------
                                                                 75,427,010     35,648,310
                                                                -----------    -----------

LIABILITIES

Payable for collateral received for securities on loan            3,760,430             --

Payable for investments purchased                                 1,025,566        799,347

Payable for forward foreign currency exchange contracts               1,094          7,620

Accrued management fees                                              44,300         22,116
                                                                -----------    -----------
                                                                  4,831,390        829,083
                                                                -----------    -----------

NET ASSETS                                                      $70,595,620    $34,819,227
                                                                ===========    ===========

INSTITUTIONAL CLASS CAPITAL SHARES, $0.01 PAR VALUE

Authorized                                                      100,000,000    100,000,000
                                                                ===========    ===========

Outstanding                                                       6,275,340      3,286,698
                                                                ===========    ===========

NET ASSET VALUE PER SHARE                                            $11.25         $10.59
                                                                ===========    ===========

NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus)                         $63,237,300    $31,538,714

Accumulated undistributed net investment income (loss)               75,476       (19,791)

Accumulated undistributed net realized gain (loss) on
investment and foreign currency transactions                        147,531    (2,748,642)

Net unrealized appreciation on investments and translation
of assets and liabilities in foreign currencies                   7,135,313      6,048,946
                                                                -----------    -----------
                                                                $70,595,620    $34,819,227
                                                                ===========    ===========

See Notes to Financial Statements.

------
17

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 2007 (UNAUDITED)
                                                                   NT Growth      NT Vista

INVESTMENT INCOME (LOSS)

INCOME:

Dividends (net of foreign taxes withheld of $2,665 and
$6,444, respectively)                                              $ 368,971      $ 69,609

Interest                                                              19,260        26,947

Securities lending                                                       459            --
                                                                  ----------    ----------
                                                                     388,690        96,556
                                                                  ----------    ----------

EXPENSES:

Management fees                                                      250,501       118,794

Directors' fees and expenses                                             822           238

Other expenses                                                            83            34
                                                                  ----------    ----------
                                                                     251,406       119,066
                                                                  ----------    ----------

NET INVESTMENT INCOME (LOSS)                                         137,284      (22,510)
                                                                  ----------    ----------

REALIZED AND UNREALIZED GAIN (LOSS)

NET REALIZED GAIN (LOSS) ON:

Investments                                                        1,251,203       696,759

Foreign currency transactions                                       (24,788)      (30,180)
                                                                  ----------    ----------
                                                                   1,226,415       666,579
                                                                  ----------    ----------

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

Investment transactions                                            2,828,914     4,272,170

Translation of assets and liabilities in foreign currencies            4,816       (1,344)
                                                                  ----------    ----------
                                                                   2,833,730     4,270,826
                                                                  ----------    ----------

NET REALIZED AND UNREALIZED GAIN (LOSS)                            4,060,145     4,937,405
                                                                  ----------    ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                        $4,197,429    $4,914,895
                                                                  ==========    ==========

See Notes to Financial Statements.

------
18

STATEMENT OF CHANGES IN NET ASSETS

SIX MONTHS ENDED APRIL 30, 2007 (UNAUDITED) AND PERIOD ENDED OCTOBER 31, 2006(1)
                                                  NT Growth                       NT Vista

Increase (Decrease) in Net
Assets                                  2007           2006            2007           2006

OPERATIONS

Net investment income (loss)       $ 137,284       $ 82,306      $ (22,510)     $ (27,971)

Net realized gain (loss)           1,226,415    (1,047,272)         666,579    (3,412,177)

Change in net unrealized
appreciation (depreciation)        2,833,730      4,301,583       4,270,826      1,778,120
                                 -----------    -----------     -----------    -----------

Net increase (decrease) in
net assets resulting from
operations                         4,197,429      3,336,617       4,914,895    (1,662,028)
                                 -----------    -----------     -----------    -----------

DISTRIBUTIONS TO SHAREHOLDERS

From net investment income         (175,726)             --              --             --
                                 -----------    -----------     -----------    -----------

CAPITAL SHARE TRANSACTIONS

Proceeds from shares sold         18,538,244     56,820,645       8,753,393     27,880,764

Payments for shares redeemed    (10,947,005)    (1,174,584)     (4,527,297)      (540,500)
                                 -----------    -----------     -----------    -----------

Net increase (decrease) in
net assets from capital
share transactions                 7,591,239     55,646,061       4,226,096     27,340,264
                                 -----------    -----------     -----------    -----------

NET INCREASE (DECREASE) IN
NET ASSETS                        11,612,942     58,982,678       9,140,991     25,678,236

NET ASSETS

Beginning of period               58,982,678             --      25,678,236             --
                                 -----------    -----------     -----------    -----------

End of period                    $70,595,620    $58,982,678     $34,819,227    $25,678,236
                                 ===========    ===========     ===========    ===========

Accumulated undistributed
net investment income (loss)         $75,476       $113,918       $(19,791)         $2,719
                                 ===========    ===========     ===========    ===========

TRANSACTIONS IN SHARES OF THE FUNDS

Sold                               1,715,393      5,698,720         892,056      2,915,545

Redeemed                         (1,019,419)      (119,354)       (459,855)       (61,048)
                                 -----------    -----------     -----------    -----------

Net increase (decrease) in
shares of the funds                  695,974      5,579,366         432,201      2,854,497
                                 ===========    ===========     ===========    ===========

(1) May 12, 2006 (fund inception) through October 31, 2006.

See Notes to Financial Statements.

------
19

NOTES TO FINANCIAL STATEMENTS

APRIL 30, 2007 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Mutual Funds, Inc. (the
corporation) is registered under the Investment Company Act of
1940 (the 1940 Act) as an open-end management investment
company. NT Growth Fund (NT Growth) and NT Vista Fund (NT
Vista) (collectively, the funds) are two funds in a series
issued by the corporation. The funds are diversified under the
1940 Act. The funds' investment objective is to seek long-term capital growth. The funds pursue this objective by investing primarily in equity securities. NT Growth generally invests in larger companies but may purchase companies of any size. NT
Vista generally invests in companies that are medium-sized and smaller at the time of purchase. The funds are not permitted to invest in any securities issued by companies assigned the
Global Industry Classification Standard for the tobacco
industry. The funds incepted on May 12, 2006. The following is a summary of the funds' significant accounting policies.

SECURITY VALUATIONS -- Securities traded primarily on a
principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local
convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued
through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued
through a commercial pricing service or at amortized cost,
which approximates fair value. Securities traded on foreign
securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New
York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to
materially change the net asset value, that security would be valued at fair value as determined in accordance with
procedures adopted by the Board of Directors. If the funds
determine that the market price of a portfolio security is not readily available, or that the valuation methods mentioned
above do not reflect the security's fair value, such security is valued at its fair value as determined by, or in accordance with procedures adopted by, the Board of Directors or its
designee if such fair value determination would materially
impact a fund's net asset value. Certain other circumstances may cause the funds to fair value a security such as: a
security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are
determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes
withheld, if any, is recorded as of the ex-dividend date.
Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The funds estimate the components of distributions received that may be considered
nontaxable distributions or capital gain distributions for
income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities
initially expressed in foreign currencies are translated into
U.S. dollars at prevailing exchange rates at period end.
Purchases and sales of investment securities, dividend and
interest income, and certain expenses are translated at the
rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than
investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from
changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment
securities are a component of realized gain (loss) on
investment transactions and unrealized appreciation
(depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The funds
record the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

------
20

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The funds may enter into forward foreign currency exchange contracts to
facilitate transactions of securities denominated in a foreign currency or to hedge the funds' exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of
foreign currency underlying all contractual commitments held by the funds and the resulting unrealized appreciation or
depreciation are determined daily using prevailing exchange
rates. The funds bear the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract.
Additionally, losses may arise if the counterparties do not
perform under the contract terms.

SECURITIES ON LOAN -- NT Growth may lend portfolio securities through its lending agent to certain approved borrowers in
order to earn additional income. NT Growth continues to
recognize any gain or loss in the market price of the
securities loaned and records any interest earned or dividends declared.

REPURCHASE AGREEMENTS -- The funds may enter into repurchase agreements with institutions that American Century Investment
Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of
Directors. Each repurchase agreement is recorded at cost. Each fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the
custodian in a manner sufficient to enable each fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities
transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, each fund, along
with other registered investment companies having management agreements with ACIM or American Century Global Investment
Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by
U.S. Treasury or Agency obligations.

INCOME TAX STATUS -- It is each fund's policy to distribute
substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated
investment company under provisions of the Internal Revenue
Code. Accordingly, no provision has been made for federal or state income taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

INDEMNIFICATIONS -- Under the corporation's organizational
documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their
duties to the funds. In addition, in the normal course of
business, the funds enter into contracts that provide general indemnifications. The funds' maximum exposure under these
arrangements is unknown as this would involve future claims
that may be made against the funds. The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the
United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

------
21

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a
Management Agreement with ACIM, under which ACIM provides the funds with investment advisory and management services in
exchange for a single, unified management fee (the fee). The
Agreement provides that all expenses of the funds, except
brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and
extraordinary expenses, will be paid by ACIM. The fee is
computed and accrued daily based on the daily net assets of
each fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account all of the investment advisor's assets under management in each fund's investment strategy (strategy assets) to calculate the appropriate fee rate for each fund. The strategy assets include each fund's assets and the assets of other clients of the
investment advisor that are not in the American Century family of funds, but that have the same investment team and investment strategy. The annual management fee schedule for NT Growth
ranges from 0.60% to 0.80%. The annual management fee schedule for NT Vista is 0.80%. The effective annual management fee for each of the funds for the six months ended April 30, 2007 was
0.80%.

RELATED PARTIES -- Certain officers and directors of the
corporation are also officers and/or directors, and, as a
group, controlling stockholders of American Century Companies,
Inc. (ACC), the parent of the corporation's investment advisor,
ACIM, the distributor of the corporation, American Century
Investment Services, Inc., and the corporation's transfer
agent, American Century Services, LLC. The funds are wholly
owned by American Century Asset Allocation Portfolios, Inc.
(ACAAP). ACAAP does not invest in the funds for the purpose of exercising management or control.

Beginning in December 2006, the funds were eligible to invest in a money market fund for temporary purposes, which was
managed by J.P. Morgan Investment Management, Inc. (JPMIM).
JPMIM is a wholly owned subsidiary of JPMorgan Chase & Co.
(JPM). JPM is an equity investor in ACC. The funds have a bank line of credit agreement and NT Growth has a securities lending agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a
custodian of the funds and a wholly owned subsidiary of JPM.

3. INVESTMENT TRANSACTIONS

Investment transactions, excluding short-term investments, for the six months ended April 30, 2007, were as follows:

                             NT Growth      NT Vista
Purchases                   $51,969,542    $25,515,858
Proceeds from sales         $44,784,463    $21,799,919

4. SECURITIES LENDING

As of April 30, 2007, securities in NT Growth valued at
$3,632,915 were on loan through the lending agent, JPMCB, to certain approved borrowers. JPMCB receives and maintains
collateral in the form of cash and/or acceptable securities as approved by ACIM. Cash collateral is invested in authorized
investments by the lending agent in a pooled account. The value of cash collateral received at period end is disclosed in the
Statement of Assets and Liabilities and investments made with the cash by the lending agent are listed in the Schedule of
Investments. Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day. The total value of all collateral received, at this date, was $3,760,430. NT
Growth's risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due. If the borrower defaults, receipt of the collateral by NT Growth may be delayed or limited.

------
22

5. BANK LINE OF CREDIT

Effective December 13, 2006, the funds, along with certain
other funds managed by ACIM or ACGIM, have a $500,000,000
unsecured bank line of credit agreement with JPMCB. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.40%. The funds did not borrow from the line during the six months ended April 30,
2007.

6. RISK FACTORS

There are certain risks involved in investing in foreign
securities. These risks include those resulting from future
adverse political, social, and economic developments,
fluctuations in currency exchange rates, the possible
imposition of exchange controls, and other foreign laws or
restrictions.

7. FEDERAL TAX INFORMATION

The book-basis character of distributions made during the year from net investment income or net realized gains may differ
from their ultimate characterization for federal income tax
purposes. These differences reflect the differing character of certain income items and net realized gains and losses for
financial statement and tax purposes, and may result in
reclassification among certain capital accounts on the
financial statements.

As of April 30, 2007, the components of investments for federal income tax purposes were as follows:

                                                           NT Growth       NT Vista
Federal tax cost of investments                          $67,313,307    $28,554,785
                                                         ===========    ===========
Gross tax appreciation of investments                     $7,195,696     $5,877,536
Gross tax depreciation of investments                      (320,759)       (91,869)
                                                         -----------    -----------
Net tax appreciation (depreciation) of investments        $6,874,937     $5,785,667
                                                         ===========    ===========

The difference between book-basis and tax-basis cost and
unrealized appreciation (depreciation) is attributable
primarily to the tax deferral of losses on wash sales.

As of October 31, 2006, NT Growth and NT Vista had accumulated capital losses of $(965,439) and $(3,142,236), respectively, which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax
purposes. The capital loss carryovers for the funds expire in
2014.

8. RECENTLY ISSUED ACCOUNTING STANDARDS

In June 2006, the Financial Accounting Standards Board (FASB)
issued Interpretation No. 48, "Accounting for Uncertainty in
Income Taxes -- an Interpretation of FASB Statement No. 109"
(FIN 48). FIN 48 establishes a minimum threshold for financial statement recognition of the benefit of positions taken in
filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax
disclosures. FIN 48 is effective for fiscal years beginning
after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. The FASB issued
Statement of Financial Accounting Standards No. 157, "Fair
Value Measurements" (FAS 157), in September 2006, which is
effective for fiscal years beginning after November 15, 2007.
FAS 157 defines fair value, establishes a framework for
measuring fair value and expands the required financial
statement disclosures about fair value measurements. Management is currently evaluating the impact of adopting FIN 48 and FAS
157.

------
23

FINANCIAL HIGHLIGHTS
NT Growth

For a Share Outstanding Throughout the Periods Indicated
                                                                       2007(1)     2006(2)

PER-SHARE DATA

Net Asset Value, Beginning of Period                                    $10.57      $10.00
                                                                        ------      ------

Income From Investment Operations

 Net Investment Income (Loss)                                             0.02        0.01

 Net Realized and Unrealized Gain (Loss)                                  0.69        0.56
                                                                        ------      ------

 Total From Investment Operations                                         0.71        0.57
                                                                        ------      ------
Distributions

 From Net Investment Income                                             (0.03)          --
                                                                        ------      ------

Net Asset Value, End of Period                                          $11.25      $10.57
                                                                        ======      ======

TOTAL RETURN(3)                                                          6.75%       5.70%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets                     0.80%(4)    0.80%(4)

Ratio of Net Investment Income (Loss) to Average Net Assets           0.44%(4)    0.36%(4)

Portfolio Turnover Rate                                                    71%         57%

Net Assets, End of Period (in thousands)                               $70,596     $58,983

(1) Six months ended April 30, 2007 (unaudited).

(2) May 12, 2006 (fund inception) through October 31, 2006.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for
periods less than one year are not annualized.

(4) Annualized.

See Notes to Financial Statements.

------
24

NT Vista

For a Share Outstanding Throughout the Periods Indicated
                                                                     2007(1)       2006(2)

PER-SHARE DATA

Net Asset Value, Beginning of Period                                   $9.00        $10.00
                                                                      ------        ------

Income From Investment Operations

 Net Investment Income (Loss)                                         (0.01)        (0.01)

 Net Realized and Unrealized Gain (Loss)                                1.60        (0.99)
                                                                      ------        ------

 Total From Investment Operations                                       1.59        (1.00)
                                                                      ------        ------

Net Asset Value, End of Period                                        $10.59         $9.00
                                                                      ======        ======

TOTAL RETURN(3)                                                       17.67%      (10.00)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets                   0.80%(4)      0.80%(4)

Ratio of Net Investment Income (Loss) to Average Net Assets       (0.15)%(4)    (0.27)%(4)

Portfolio Turnover Rate                                                  75%          109%

Net Assets, End of Period (in thousands)                             $34,819       $25,678

(1) Six months ended April 30, 2007 (unaudited).

(2) May 12, 2006 (fund inception) through October 31, 2006.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for
periods less than one year are not annualized.

(4) Annualized.

See Notes to Financial Statements.

------
25

ADDITIONAL INFORMATION

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA or certain 403(b), 457 and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are
subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible
contributions. In such case, excess amounts of withholding
could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must
notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another
tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through
other electronic means. You have the right to revoke your
withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be
responsible for payment of estimated tax. You may incur
penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your
distribution, your address is within one of the mandatory
withholding states and you have federal income tax withheld.
State taxes will be withheld from your distribution in
accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the funds'
investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. A description of the policies and procedures the
advisor uses in fulfilling this responsibility is available
without charge, upon request, by calling 1-800-345-2021. It is also available on American Century's website at
americancentury.com and on the Securities and Exchange
Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio
securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The funds'
Forms N-Q are available on the SEC's website at sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public
Reference Room may be obtained by calling 1-800-SEC-0330. The funds also make their complete schedule of portfolio holdings for the most recent quarter of their fiscal year available on their website at americancentury.com and, upon request, by
calling 1-800-345-2021.

------
26

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for
purchase.

The RUSSELL 1000® INDEX is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest companies in the Russell 3000
Index (the 3,000 largest publicly traded U.S. companies, based on total market capitalization).

The RUSSELL 1000® GROWTH INDEX measures the performance of
those Russell 1000 Index companies (the 1,000 largest of the
3,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and
higher forecasted growth values.

The RUSSELL 1000® VALUE INDEX measures the performance of those
Russell 1000 Index companies (the 1,000 largest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower
forecasted growth values.

The RUSSELL 2000® INDEX is a market-capitalization weighted
index created by Frank Russell Company to measure the
performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL 2000® GROWTH INDEX measures the performance of
those Russell 2000 Index companies (the 2,000 smallest of the
3,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and
higher forecasted growth values.

The RUSSELL 2000® VALUE INDEX measures the performance of those
Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower
forecasted growth values.

The RUSSELL MIDCAP® INDEX measures the performance of the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL MIDCAP® GROWTH INDEX measures the performance of those Russell Midcap Index companies (the 800 smallest of the
1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and
higher forecasted growth values.

The RUSSELL MIDCAP® VALUE INDEX measures the performance of
those Russell Midcap Index companies (the 800 smallest of the
1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and
lower forecasted growth values.

The S&P 500 INDEX is a market value-weighted index of the
stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are
considered to be leading firms in dominant industries. Each
stock's weight in the index is proportionate to its market
value. Created by Standard & Poor's, it is considered to be a broad measure of U.S. stock market performance.

------
27

NOTES

------
28

[back cover]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTOR SERVICES REPRESENTATIVE:
1-800-345-2021 or 816-531-5575

BUSINESS, NOT-FOR-PROFIT,
EMPLOYER-SPONSORED RETIREMENT PLANS:
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL PROFESSIONALS, INSURANCE COMPANIES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 or 816-444-3485

AMERICAN CENTURY MUTUAL FUNDS, INC.

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR
THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT
AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS
PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

American Century Investment Services, Inc., Distributor

©2007 American Century Proprietary Holdings, Inc. All rights reserved.

The American Century Investments logo, American Century and
American Century Investments are service marks of American
Century Proprietary Holdings, Inc.

0706
SH-SAN-54786N

ITEM 2. CODE OF ETHICS.

Not applicable for semiannual report filings.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for semiannual report filings.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for semiannual report filings.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

The schedule of  investments  is included as part of the report to  stockholders filed under Item 1 of this Form.

ITEM 7.  DISCLOSURE  OF PROXY VOTING  POLICIES  AND  PROCEDURES  FOR  CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.  PURCHASES OF EQUITY  SECURITIES  BY  CLOSED-END  MANAGEMENT  INVESTMENT
COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board.

ITEM 11. CONTROLS AND PROCEDURES.

(a)  The  registrant's  principal  executive  officer  and  principal  financial officer  have  concluded  that the  registrant's  disclosure  controls  and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of
     1940)  are  effective  based on their  evaluation  of  these  controls  and procedures as of a date within 90 days of the filing date of this report.

(b)  There were no changes in the  registrant's  internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment  Company Act of
     1940) that occurred  during the  registrant's  second fiscal quarter of the period  covered  by this  report  that  have  materially  affected,  or are reasonably likely to materially affect,  the registrant's  internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)   Not applicable for semiannual report filings.

(a)(2)   Separate certifications by the registrant's principal executive officer and  principal  financial  officer,  pursuant  to  Section  302  of the
         Sarbanes-Oxley  Act of 2002  and Rule  30a-2(a)  under  the  Investment
         Company  Act  of  1940,  are  filed  and  attached  hereto  as  Exhibit
         99.302CERT.

(a)(3)   Not applicable.

(b)      A certification by the registrant's  chief executive  officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of
         2002, is furnished and attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: AMERICAN CENTURY MUTUAL FUNDS, INC.

By:      /s/  Jonathan S. Thomas
         --------------------------------------------------
         Name:      Jonathan S. Thomas
         Title:     President

Date:    June 26, 2007

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment  Company  Act of  1940,  this  report  has been  signed  below by the following  persons on behalf of the  registrant and in the capacities and on the dates indicated.

By:      /s/  Jonathan S. Thomas
         ---------------------------------------------------
         Name:      Jonathan S. Thomas
         Title:     President
                    (principal executive officer)

Date:    June 26, 2007

By:      /s/  Robert J. Leach
         ---------------------------------------------------
         Name:      Robert J. Leach
         Title:     Vice President, Treasurer, and
                    Chief Financial Officer
                    (principal financial officer)

Date:    June 26, 2007